UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end: May 31, 2008

Date of reporting period: May 31, 2008

ITEM 1. REPORT TO SHAREHOLDERS


                                              (WELLS FARGO ADVANTAGE FUNDS LOGO)

                                    (GRAPHIC)

Annual Report
May 31, 2008

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM)

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Contents

LETTER TO SHAREHOLDERS ....................................................    2
PERFORMANCE HIGHLIGHTS
WealthBuilder Conservative Allocation Portfolio ...........................    4
WealthBuilder Moderate Balanced Portfolio .................................    8
WealthBuilder Growth Balanced Portfolio ...................................   12
WealthBuilder Growth Allocation Portfolio .................................   16
WealthBuilder Equity Portfolio ............................................   20
WealthBuilder Tactical Equity Portfolio ...................................   24

FUND EXPENSES (UNAUDITED) .................................................   28

PORTFOLIO OF INVESTMENTS

WealthBuilder Conservative Allocation Portfolio ...........................   29
WealthBuilder Moderate Balanced Portfolio .................................   31
WealthBuilder Growth Balanced Portfolio ...................................   33
WealthBuilder Growth Allocation Portfolio .................................   35
WealthBuilder Equity Portfolio ............................................   37
WealthBuilder Tactical Equity Portfolio ...................................   38

FINANCIAL STATEMENTS
Statements of Assets and Liabilities ......................................   40
Statements of Operations ..................................................   42
Statements of Changes in Net Assets .......................................   44
Financial Highlights ......................................................   48

NOTES TO FINANCIAL STATEMENTS .............................................   50
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   57
OTHER INFORMATION (UNAUDITED) .............................................   58
LIST OF ABBREVIATIONS .....................................................   66

The views expressed are as of May 31, 2008, and are those of the Portfolio managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS.

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

[PHOTO OMITTED]

                                                 WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO
     INVESTMENT HISTORY

1971  INTRODUCED ONE OF THE FIRST                 INTEGRITY. EXPERTISE. SOLUTIONS.
      INSTITUTIONAL INDEX FUNDS.                  -------------------------------------------------------------------------------
                                                  GUIDED BY A DISTINGUISHED HERITAGE. Since 1852 Wells Fargo has distinguished
1978  ONE OF THE FIRST FIRMS TO APPLY             itself by safely delivering people and their valuables to distant destinations.
      ASSET ALLOCATION THEORY TO                  To meet the needs of a vibrant, expanding nation, the company successfully
      INVESTMENT PORTFOLIO MANAGEMENT.            forged partnerships with local specialists who knew the terrain.

1985  ONE OF THE FIRST FIRMS TO                   Although much has changed since then, WELLS FARGO ADVANTAGE FUNDS continues to
      CREATE A THREE-WAY ASSET                    put the same time and effort into selecting independent portfolio management
      ALLOCATION FUND THAT "TILTS"                teams who oversee our Funds. It's our way of maintaining this early commitment
      INVESTMENTS TOWARD PORTIONS OF THE          to integrity and expertise and to providing solutions that help you reach your
      MARKET THAT OUR PROPRIETARY MODELS          destination.
      INDICATE WILL PERFORM BETTER.
                                                  INDEPENDENT THINKING. With a primary focus on delivering long-term performance
1994  INTRODUCED TARGET DATE FUNDS THAT           and risk management, our approach offers investors access to the strategic
      AUTOMATICALLY REALLOCATE THE ASSET          thinking of independent investment teams from 15 different management firms.
      MIX OVER SPECIFIC TIME HORIZONS.            While each of our teams concentrates on a specific strategy, collectively they provide in-depth knowledge and insight across distinct investment styles.
1997  WELLS FARGO LAUNCHED THE
      WEALTHBUILDER PORTFOLIOS, A UNIQUE          TIME-TESTED APPROACH. Our teams are chosen for their expertise in particular
      "FUND OF FUNDS" THAT USES FLEXIBLE          investment styles and for their consistent, repeatable processes. All remain
      ASSET ALLOCATION STRATEGIES TO              independent and free to concentrate solely on managing money and producing
      SHIFT ASSETS.                               results. Our strict adherence to this approach provides a consistent focus on long-term results and allows investors to tap into the expertise of leading
1999  REORGANIZED THE NORWEST ADVANTAGE           institutional investment managers to create fully diversified portfolios.
      FUNDS(R) AND STAGECOACH FUNDS(R)
      INTO THE WELLS FARGO FUNDS(R).              SOLUTIONS FOR EVERY STAGE. WELLS FARGO ADVANTAGE FUNDS provides investors with strategic investment solutions that help navigate the complex and
2003  EXPANDED FIXED-INCOME, SMALL CAP, AND       ever-changing investment landscape. Our diverse family of mutual funds includes
      EMERGING MARKETS LINEUP FROM                more than 120 Funds that cover a broad spectrum of investment styles and asset
      MONTGOMERY ASSET MANAGEMENT, LLC.           classes, and each Fund has its own disciplined approach to investing.

2004  ADDED ADDITIONAL LARGE CAP AND MID
      CAP FUNDS TO THE LINEUP BY
      ADOPTING THE COOKE & BIELER VALUE
      FUNDS.

2005  WELLS FARGO FUNDS MERGED WITH
      STRONG FUNDS TO BECOME WELLS FARGO
      ADVANTAGE FUNDS, FORMING A FUND
      FAMILY OF OVER 120 FUNDS AND
      PLACING IT AMONG THE TOP 20 MUTUAL
      FUND FAMILIES IN THE UNITED
      STATES.

2006  ENHANCED AND RENAMED THE WELLS
      FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO
      THE WELLS FARGO ADVANTAGE DOW
      JONES TARGET DATE FUNDS(SM), WHICH
      SEEK TO REPLICATE RETURNS OF THE
      APPROPRIATE DOW JONES TARGET DATE
      INDEXES, THE FIRST LIFE CYCLE
      INDEXES IN THE INVESTMENT
      INDUSTRY.



NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $158 BILLION IN ASSETS UNDER MANAGEMENT, AS OF MAY 31, 2008.

Equity Funds
------------------------------------------------------------------------------------------------------------------------------------
Asia Pacific Fund                               Equity Value Fund                          Mid Cap Growth Fund
C&B Large Cap Value Fund                        Growth Fund                                Opportunity Fund
C&B Mid Cap Value Fund                          Growth Equity Fund                         Small Cap Disciplined Fund
Capital Growth Fund                             Index Fund                                 Small Cap Growth Fund
Common Stock Fund                               International Core Fund                    Small Cap Opportunities Fund
Discovery Fund                                  International Equity Fund                  Small Cap Value Fund
Diversified Equity Fund                         International Value Fund                   Small Company Growth Fund
Diversified Small Cap Fund                      Large Cap Appreciation Fund                Small Company Value Fund
Emerging Growth Fund                            Large Cap Growth Fund                      Small/Mid Cap Value Fund
Emerging Markets Equity Fund                    Large Company Core Fund                    Specialized Financial Services Fund
Endeavor Select Fund                            Large Company Growth Fund                  Specialized Technology Fund
Enterprise Fund                                 Large Company Value Fund                   Strategic Small Cap Value Fund
Equity Income Fund                              Mid Cap Disciplined Fund                   U.S. Value Fund

Bond Funds
-----------------------------------------------------------------------------------------------------------------------------------
California Limited-Term Tax-Free Fund           Inflation-Protected Bond Fund              Short-Term Municipal Bond Fund
California Tax-Free Fund                        Intermediate Tax-Free Fund                 Stable Income Fund
Colorado Tax-Free Fund                          Minnesota Tax-Free Fund                    Strategic Income Fund
Diversified Bond Fund                           Municipal Bond Fund                        Total Return Bond Fund
Government Securities Fund(1)                   Short Duration Government Bond Fund(1)     Ultra Short-Term Income Fund
High Income Fund                                Short-Term Bond Fund                       Ultra Short-Term Municipal Income Fund
Income Plus Fund                                Short-Term High Yield Bond Fund            Wisconsin Tax-Free Fund

Asset Allocation Funds
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                      WealthBuilder Growth Allocation Portfolio  Target 2020 Fund(2)
Asset Allocation Fund                           WealthBuilder Growth Balanced Portfolio    Target 2025 Fund(2)
Conservative Allocation Fund                    WealthBuilder Moderate Balanced Portfolio  Target 2030 Fund(2)
Growth Balanced Fund                            WealthBuilder Tactical Equity Portfolio    Target 2035 Fund(2)
Moderate Balanced Fund                          Target Today Fund(2)                       Target 2040 Fund(2)
WealthBuilder Conservative Allocation Portfolio Target 2010 Fund(2)                        Target 2045 Fund(2)
WealthBuilder Equity Portfolio                  Target 2015 Fund(2)                        Target 2050 Fund(2)

Money Market Funds
-----------------------------------------------------------------------------------------------------------------------------------
100% Treasury Money Market Fund(1)              Heritage Money Market Fund                 National Tax-Free Money Market Fund
California Tax-Free Money Market Fund           Minnesota Money Market Fund                National Tax-Free Money Market Trust
California Tax-Free Money Market Trust          Money Market Fund                          Overland Express Sweep Fund
Cash Investment Money Market Fund               Money Market Trust                         Prime Investment Money Market Fund
Government Money Market Fund(1)                 Municipal Money Market Fund                Treasury Plus Money Market Fund(1)

Variable Trust Funds(3)
-----------------------------------------------------------------------------------------------------------------------------------
VT Asset Allocation Fund                        VT International Core Fund                 VT Opportunity Fund
VT C&B Large Cap Value Fund                     VT Large Company Core Fund                 VT Small Cap Growth Fund
VT Discovery Fund                               VT Large Company Growth Fund               VT Small/Mid Cap Value Fund
VT Equity Income Fund                           VT Money Market Fund                       VT Total Return Bond Fund




AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.
--------------------------------------------------------------------------------

(1) The U.S. Government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2) The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM).

(3) The Variable Trust Funds are generally available only through insurance company variable contracts.

NOT PART OF THE ANNUAL REPORT.

                2 Wells Fargo Advantage WealthBuilder Portfolio
                             Letter to Shareholders


(PHOTO OF KARLA M. RABUSCH)
KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

THE REAL ESTATE CRISIS THAT ORIGINATED IN THE UNITED STATES AFFECTED GLOBAL STOCK AND BOND MARKETS THROUGH MORTGAGE-RELATED ASSETS.

Dear Valued Shareholder,

We're pleased to offer you this annual report for the WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS that covers the 12-month period that ended May 31, 2008. During the period, the economy struggled to absorb slower growth, high energy prices, a continuing correction in the housing market, and tighter lending practices that presented financial challenges to businesses and consumers.

The real estate crisis that originated in the United States affected global stock and bond markets through mortgage-related assets. The crisis began when falling prices of new and existing homes affected subprime borrowers who struggled to make their mortgage payments when easy access to credit all but disappeared. The price correction in the market value of homes prevented some speculators from being able to sell their homes in order to pay off their full mortgage balances. Others, without an eye toward speculation, found it difficult to refinance their mortgages due to the decline in property values. The rapid collapse of investment bank Bear Stearns, due to high write-offs in its mortgage-related assets, underscored some of the more significant risks within the market.

CENTRAL BANKS RESPONDED IN MANY WAYS.

Central banks were pressured on many sides. Credit-related problems led to reduced bank lending and dampened consumer sentiment, posing a threat to economic growth. At the same time, though, rising prices for food and energy put upward pressure on inflation. The Fed focused first on sluggish growth by lowering the federal funds rate (the rate at which member banks borrow money from each other) by 250 basis points (100 basis points equals 1.00%), with the last rate cut occurring on April 30. The Fed also lowered the discount rate (the rate at which banks borrow money directly from the Fed) by 400 basis points and agreed to make the discount window available to nonbank dealers and to lend to banks for longer than normal periods of time to help ease some of the constraints on liquidity.

The Bank of England (BOE) first raised its key lending rate at the beginning of the 12-month period, then reversed course and cut lending rates three times during the period, taking it from 5.75% to 5.00%. In May 2008, the BOE also launched a program allowing banks to temporarily swap high-quality securities for U.K. Treasury bills. The European Central Bank (ECB) also acted to provide liquidity. In contrast to other major banks, however, the ECB raised its key lending rate at the beginning of the period and then remained on hold, warning against a replay of 1970s-style inflation if central banks cut interest rates in the face of rising inflation.

INVESTORS SOUGHT RELATIVE SAFETY IN MONEY MARKET FUNDS AND GOVERNMENT BONDS.

During the 12-month period, the Lehman Brothers U.S. Treasury Index(1) returned 9.42%, compared to 3.87% for the Lehman Brothers U.S. Credit Index(2). A similar pattern prevailed in international markets. Mortgage-related securities declined on continued housing-related turmoil. High-yield bonds trailed as investors worried about the effect of a slowing economy on future default rates.

                Wells Fargo Advantage WealthBuilder Portfolio 3
                             Letter to Shareholders


ENERGY STOCKS WERE ONE OF THE FEW BRIGHT SPOTS IN THE MARKET, AS OIL PRICES CONTINUED TO RISE.

THE STOCK MARKET STRUGGLED IN MOST AREAS.

The S&P 500 Index returned a negative -6.70% for the 12-month period. Within the S&P 500, value stocks sharply underperformed growth stocks, largely because of continued weakness in financials as the credit fallout from the housing crisis continued to work its way through the system. The S&P 500 Financial Index(3) declined 32.32% for the period. Most international markets posted negative returns on twin fears of inflation and recession; however, the U.S. dollar's decline partially offset these losses for U.S.-based investors. Energy stocks were one of the few bright spots in the market, as oil prices continued to rise.

PLANNING AHEAD.

The continued uncertainty surrounding the housing market, liquidity, and inflation supports our belief that successful investing includes a balanced approach of owning a diversified portfolio while keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes. Each Fund is managed according to a disciplined approach to investing that features the strategic thinking of portfolio managers chosen for their in-depth knowledge and methodology. We believe that our insistence on seeking investment teams who share our dedication to pursuing consistent, long-term results offers you a way to navigate changing market conditions and move forward with your financial planning.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

----------
(1) Lehman Brothers U.S. Treasury Index includes public obligations off the U.S. Treasury. It includes only notes and bonds with a minimum outstanding principal amount of $50 million and a minimum maturity of one year. You cannot invest directly in an Index.

(2) Lehman Brothers U.S. Credit Index includes publicly issued U.S. corporate, specified foreign debentures and secured notes. You cannot invest directly in an Index.

(3) The S&P Financial Index is a market-capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REIT's. You cannot invest directly in an Index.

                4 Wells Fargo Advantage WealthBuilder Portfolio
                             Performance Highlights


WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO (the Portfolio) seeks current income with a secondary emphasis on capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Galen G. Blomster, CFA
Jeffrey P. Mellas

PORTFOLIO INCEPTION
September 30, 2004

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2008
(EXCLUDING SALES CHARGES)

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO   1 YEAR
-----------------------------------------------   ------
WealthBuilder Conservative Allocation Portfolio    3.04%
WealthBuilder Conservative Allocation
   Composite Index(1)                              4.08%
S&P 500 Index(2)                                  (6.70)%
Lehman Brothers U.S. Aggregate Index(3)            6.89%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO SHARES ARE 1.50% AND 2.12%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF MAY 31, 2008)

                              (PERFORMANCE GRAPH)

                WELLS FARGO ADVANTAGE          WEALTHBUILDER                        LEHMAN BROTHERS
             WEALTHBUILDER CONSERVATIVE   CONSERVATIVE ALLOCATION                    U.S. AGGREGATE
                ALLOCATION PORTFOLIO          COMPOSITE INDEX       S&P 500 INDEX        INDEX
             --------------------------   -----------------------   -------------   ---------------
9/30/2004              $ 9,850                    $10,000              $10,000          $10,000
10/31/2004             $ 9,949                    $10,098              $10,153          $10,084
11/30/2004             $10,037                    $10,115              $10,564          $10,003
12/31/2004             $10,145                    $10,258              $10,923          $10,095
1/31/2005              $10,076                    $10,260              $10,657          $10,159
2/28/2005              $10,106                    $10,254              $10,881          $10,099
3/31/2005              $ 9,997                    $10,176              $10,688          $10,047
4/30/2005              $ 9,966                    $10,248              $10,485          $10,183
5/31/2005              $10,107                    $10,401              $10,818          $10,293
6/30/2005              $10,173                    $10,450              $10,834          $10,349
7/31/2005              $10,244                    $10,451              $11,237          $10,255
8/31/2005              $10,292                    $10,539              $11,134          $10,387
9/30/2005              $10,284                    $10,470              $11,224          $10,280
10/31/2005             $10,180                    $10,368              $11,037          $10,198
11/30/2005             $10,300                    $10,484              $11,454          $10,243
12/31/2005             $10,359                    $10,564              $11,459          $10,341
1/31/2006              $10,474                    $10,620              $11,762          $10,341
2/28/2006              $10,506                    $10,654              $11,794          $10,376
3/31/2006              $10,512                    $10,597              $11,940          $10,274
4/30/2006              $10,571                    $10,610              $12,100          $10,255
5/31/2006              $10,440                    $10,540              $11,753          $10,244
6/30/2006              $10,422                    $10,561              $11,768          $10,266
7/31/2006              $10,473                    $10,688              $11,841          $10,405
8/31/2006              $10,593                    $10,870              $12,123          $10,564
9/30/2006              $10,687                    $11,002              $12,436          $10,657
10/31/2006             $10,821                    $11,132              $12,841          $10,727
11/30/2006             $10,946                    $11,278              $13,085          $10,852
12/31/2006             $10,976                    $11,257              $13,269          $10,789
1/31/2007              $11,012                    $11,287              $13,469          $10,784
2/28/2007              $11,065                    $11,383              $13,207          $10,951
3/31/2007              $11,118                    $11,408              $13,354          $10,951
4/30/2007              $11,278                    $11,558              $13,946          $11,010
5/31/2007              $11,335                    $11,569              $14,432          $10,927
6/30/2007              $11,288                    $11,503              $14,192          $10,894
7/31/2007              $11,259                    $11,508              $13,752          $10,985
8/31/2007              $11,356                    $11,654              $13,958          $11,120
9/30/2007              $11,580                    $11,811              $14,480          $11,204
10/31/2007             $11,725                    $11,933              $14,710          $11,305
11/30/2007             $11,639                    $12,004              $14,095          $11,508
12/31/2007             $11,638                    $12,013              $13,998          $11,540
1/31/2008              $11,594                    $12,030              $13,158          $11,734
2/29/2008              $11,558                    $11,964              $12,731          $11,751
3/31/2008              $11,528                    $11,986              $12,676          $11,791
4/30/2008              $11,667                    $12,082              $13,293          $11,766
5/31/2008              $11,679                    $12,041              $13,465          $11,680

----------
(1) The WealthBuilder Conservative Allocation Composite Index is comprised 20% of the S&P 500 Index's and 80% of the Lehman Brothers U.S. Aggregate Index's holdings. You cannot invest directly in an Index.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

                Wells Fargo Advantage WealthBuilder Portfolio 5
                             Performance Highlights


           WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
                                                                     (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The Portfolio underperformed its benchmark, the WealthBuilder Conservative Allocation Composite Index.

- Our tactical shift toward stocks throughout most of the period was a major factor contributing to the Portfolio's underperformance of its composite benchmark.

- We believe that the economic environment remains strong for equities because corporate earnings growth for nonfinancial companies is positive and valuations are still attractive.

MARKET VOLATILITY, NEGATIVE RETURNS FOR FINANCIAL STOCKS, RISING OIL PRICES, AND SLUMPING HOUSING PRICES CHALLENGED THE ECONOMY DURING THE PERIOD. Bonds significantly outperformed stocks during the period. The combination of a housing collapse, a stall in job creation, and surging energy prices caused a sharp drop in U.S. economic growth. Annualized real Gross Domestic Product (GDP) declined from near 5% growth rates to less than 1% during the second half of the 12-month period. In response, the Fed launched a series of rate cuts from September 2007 through April 2008 that reduced the federal funds rate by 325 basis points (100 basis points equals 1.00%). Excluding the weak housing and auto sectors, the remaining segments of the economy continued to grow at a healthy pace.

The bond market's performance was strong across nearly all styles and sectors. Continued problems in the housing sector and related credit instruments caused a "flight to safety" mentality in which investors sold equities and sought a haven in Treasury securities. The benchmark 10-year U.S. Treasury yield ended the period at 4.05%, down from 4.89% at the beginning of the period.

The stock market experienced excessive volatility during the period and equity performance was negative across most asset classes and investing styles. After underperforming large-cap value stocks for several years, large-cap growth stocks exceeded value stocks by a significant margin. The inordinate double-digit negative return of financial stocks, by far the largest sector component of the value index, was the principal reason for the underperformance of large-cap value stocks.

EFFECTIVE ALLOCATION(5)
(AS OF MAY 31, 2008)

                                  (PIE CHART)

Alternative Investment Funds    (5%)
Stock Funds                    (24%)
Bond Funds                     (71%)

----------
(3) The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

(4) The chart compares the performance of the Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio for the life of the Portfolio with the Wealthbuilder Conservative Allocation Composite Index, the S&P 500 Index, and the Lehman Brothers U.S. Aggregate Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

(5) Effective allocation is subject to change. Cash and cash equivalents are not reflected in the calculations of effective allocation. The Portfolio's use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the effective allocations shown.

                6 Wells Fargo Advantage WealthBuilder Portfolio
                             Performance Highlights


WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
(CONTINUED)

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(6)
(AS OF MAY 31, 2008)

Wells Fargo Advantage Short Duration Government Bond Fund   28%
Wells Fargo Advantage Government Securities Fund            19%
Wells Fargo Advantage Total Return Bond Portfolio           19%
PIMCO High Yield Fund                                        5%
Oppenheimer International Bond Fund                          5%
PIMCO Commodity RealReturn Strategy Fund                     3%
T. Rowe Price Blue Chip Growth Fund                          3%
Wells Fargo Advantage Equity Value Portfolio                 3%
ING Global Real Estate Fund                                  2%
Wells Fargo Advantage Endeavor Select Fund                   2%
Columbia Marsico Focused Equities Fund                       2%
John Hancock Classic Value Fund                              1%
DWS Dreman High Return Equity Fund                           1%
Thornburg International Value Fund                           1%
Wells Fargo Advantage Small Cap Growth Fund                  1%
Oppenheimer Main Street Small Cap Fund                       1%
Wells Fargo Advantage Small Company Value Portfolio          1%
ING International Value Fund                                 1%
Wells Fargo Advantage International Growth Portfolio         1%
T. Rowe Price International Discovery Fund                   1%

International equities continued their multiyear dominance over domestic U.S. stocks during the 12-month period, and large cap stocks exceeded small cap stocks for the second consecutive year. Equity markets did rebound toward the end of the period in the middle of March after the Treasury Department and the Fed orchestrated the buyout of Bear Stearns and it became evident that other financial firms were also taking necessary steps to improve their balance sheets due to the credit crisis.

The Portfolio's tactical shift toward stocks throughout most of the period was a major factor contributing to its underperformance versus the composite benchmark. The performance was also impeded by the fact that the S&P 500 Index exceeded two out of four of the Portfolio's equity style components--large-cap value funds and small cap funds.

The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the Tactical Asset Allocation (TAA) Model. The TAA Model, which seeks to enhance the Portfolio's performance by shifting assets between stocks and bonds, employed a 5% overweighted position in stocks throughout most of the of the 12-month period. With long-term Treasury bonds handily outperforming the S&P 500 Index during the period, the implementation of a 5% TAA shift toward stocks for the greater part of the period was a hindrance to the Portfolio's returns.

WE REPLACED ONE UNDERLYING MUTUAL FUND AND ADDED THREE ADDITIONAL FUNDS DURING THE PERIOD.

Within the large-cap growth investing style, we replaced the Wells Fargo Advantage Large Company Growth Portfolio with Columbia Marsico Focused Equities Fund. In addition, we added the T. Rowe Price International Discovery Fund to supplement the existing international funds. Finally, we added two new alternative investment funds: the ING Global Real Estate Fund, a global real estate investment trust (REIT) fund, and the PIMCO Commodity RealReturn Strategy Fund, a commodity fund. During routine reviews of the mutual fund holdings in the Portfolio, we monitor several factors, including the investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the funds' risk profiles.

DESPITE THE RECENT SLOWING OF REAL GDP GROWTH, WE BELIEVE THAT THE CURRENT ECONOMIC EXPANSION IS SUSTAINABLE THROUGHOUT 2008.

Stocks rebounded toward the end of the period and our TAA Model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

----------
(6)  Portfolio holdings is subject to change.

                Wells Fargo Advantage WealthBuilder Portfolio 7
                             Performance Highlights


           WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
                                                                     (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2008)

                                                Including Sales Charge           Excluding Sales Charge
                                            ------------------------------   ------------------------------     Expense Ratio
WEALTHBUILDER CONSERVATIVE                                        Life of                          Life of    -----------------
ALLOCATION PORTFOLIO                        6 Months*   1 Year   Portfolio   6 Months*   1 Year   Portfolio   Gross(7)   Net(8)
--------------------------                  ---------   ------   ---------   ---------   ------   ---------   --------   ------
Conservative Allocation Portfolio (WBCAX)     (1.15)     1.49       4.33        0.35      3.04       4.76       2.12      1.50
WealthBuilder Conservative Allocation
   Composite Index(1)                                                           0.31      4.08       5.20
S&P 500 Index(2)                                                               (4.47)    (6.70)      8.45
Lehman Brothers U.S. Aggregate Index(3)                                         1.49      6.89       4.33

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(7) Reflects the gross expense ratio as stated in the October 1, 2007 prospectus which includes acquired fund fees and expenses.

(8) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower. This ratio does not include acquired fund fees and expenses.

                8 Wells Fargo Advantage WealthBuilder Portfolio
                             Performance Highlights


WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO (the Portfolio) seeks a combination of current income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath
Galen G. Blomster, CFA
Jeffrey P. Mellas

PORTFOLIO INCEPTION

September 30, 2004

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2008
(EXCLUDING SALES CHARGES)

WEALTHBUILDER MODERATE BALANCED PORTFOLIO             1 Year
-----------------------------------------            --------
WealthBuilder Moderate Balanced Portfolio             (0.14)%
WealthBuilder Moderate Balanced Composite Index(1)     1.28%
S&P 500 Index(2)                                      (6.70)%
Lehman Brothers U.S. Aggregate Index(3)                6.89%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER MODERATE BALANCED PORTFOLIO SHARES ARE 1.50% AND 2.16%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF MAY 31, 2008)

                               (PERFORMANCE GRAPH)

                WELLS FARGO
                 ADVANTAGE
               WEALTHBUILDER       WEALTHBUILDER     LEHMAN BROTHERS
             MODERATE BALANCED   MODERATE BALANCED        U.S.
                 PORTFOLIO        COMPOSITE INDEX    AGGREGATE INDEX   S&P 500 INDEX
             -----------------   -----------------   ---------------   -------------
 9/30/2004        $ 9,850              $10,000           $10,000          $10,000
10/31/2004        $10,017              $10,111           $10,084          $10,153
11/30/2004        $10,195              $10,227           $10,003          $10,564
12/31/2004        $10,393              $10,422           $10,095          $10,923
 1/31/2005        $10,235              $10,360           $10,159          $10,657
 2/28/2005        $10,344              $10,410           $10,099          $10,881
 3/31/2005        $10,186              $10,305           $10,047          $10,688
 4/30/2005        $10,057              $10,310           $10,183          $10,485
 5/31/2005        $10,284              $10,508           $10,293          $10,818
 6/30/2005        $10,363              $10,549           $10,349          $10,834
 7/31/2005        $10,581              $10,648           $10,255          $11,237
 8/31/2005        $10,591              $10,691           $10,387          $11,134
 9/30/2005        $10,638              $10,659           $10,280          $11,224
10/31/2005        $10,489              $10,538           $10,198          $11,037
11/30/2005        $10,707              $10,725           $10,243          $11,454
12/31/2005        $10,778              $10,788           $10,341          $11,459
 1/31/2006        $11,008              $10,902           $10,341          $11,762
 2/28/2006        $11,038              $10,936           $10,376          $11,794
 3/31/2006        $11,106              $10,926           $10,274          $11,940
 4/30/2006        $11,216              $10,973           $10,255          $12,100
 5/31/2006        $10,965              $10,839           $10,244          $11,753
 6/30/2006        $10,943              $10,859           $10,266          $11,768
 7/31/2006        $10,943              $10,974           $10,405          $11,841
 8/31/2006        $11,104              $11,179           $10,564          $12,123
 9/30/2006        $11,246              $11,353           $10,657          $12,436
10/31/2006        $11,458              $11,546           $10,727          $12,841
11/30/2006        $11,630              $11,714           $10,852          $13,085
12/31/2006        $11,717              $11,739           $10,789          $13,269
 1/31/2007        $11,809              $11,807           $10,784          $13,469
 2/28/2007        $11,788              $11,824           $10,951          $13,207
 3/31/2007        $11,891              $11,877           $10,951          $13,354
 4/30/2007        $12,158              $12,126           $11,010          $13,946
 5/31/2007        $12,354              $12,240           $10,927          $14,432
 6/30/2007        $12,274              $12,136           $10,894          $14,192
 7/31/2007        $12,150              $12,045           $10,985          $13,752
 8/31/2007        $12,254              $12,204           $11,120          $13,958
 9/30/2007        $12,590              $12,440           $11,204          $14,480
10/31/2007        $12,797              $12,585           $11,305          $14,710
11/30/2007        $12,496              $12,508           $11,508          $14,095
12/31/2007        $12,459              $12,493           $11,540          $13,998
 1/31/2008        $12,145              $12,318           $11,734          $13,158
 2/29/2008        $12,005              $12,166           $11,751          $12,731
 3/31/2008        $11,924              $12,168           $11,791          $12,676
 4/30/2008        $12,250              $12,389           $11,766          $13,293
 5/31/2008        $12,337              $12,396           $11,680          $13,465

----------
(1) The WealthBuilder Moderate Balanced Composite Index is comprised 40% of the S&P 500 Index's and 60% of the Lehman Brothers U.S. Aggregate Index's holdings. You cannot invest directly in an Index.

(2) S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

                Wells Fargo Advantage WealthBuilder Portfolio 9
                             Performance Highlights


     WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The portfolio underperformed its benchmark, the WealthBuilder Moderate Balanced Composite Index.

- Our tactical shift toward stocks throughout most of the period was a major factor contributing to the Portfolio's underperformance versus its composite benchmark.

- We currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

MARKET VOLATILITY, NEGATIVE RETURNS FOR FINANCIAL STOCKS, RISING OIL PRICES, AND SLUMPING HOUSING PRICES CHALLENGED THE ECONOMY DURING THE PERIOD.

Bonds significantly outperformed stocks during the period. The combination of a housing collapse, a stall in job creation, and surging energy prices caused a sharp drop in U.S. economic growth. Annualized real Gross Domestic Product (GDP) declined from near 5% growth rates to less than 1% during the second half of the period. In response, the Fed launched a series of rate cuts from September 2007 through April 2008 that reduced the federal funds rate by 325 basis points (100 basis points equals 1.00%). Excluding the weak housing and auto sectors, the remaining segments of the economy continued to grow at a healthy pace.

The bond market's performance was strong across nearly all styles and sectors. Continued problems in the housing sector and related credit instruments caused a "flight to safety" mentality in which investors sold equities and sought a haven in Treasury securities. The benchmark 10-year U.S. Treasury yield ended the period at 4.05%, down from 4.89% at the beginning of the period.

The stock market experienced excessive volatility during the period, and equity performance was negative across most asset classes and investing styles. After underperforming large-cap value stocks for several years, large-cap growth stocks exceeded value stocks by a significant margin. The inordinate double-digit negative return of financial stocks, by far the largest sector component of the value index, was the principal reason for the underperformance of large-cap value stocks.

EFFECTIVE ALLOCATION(5)
AS OF MAY 31, 2008)

                                   (PIE CHART)

Alternative Investment Funds    (5%)
Stock Funds                    (48%)
Bond Funds                     (47%)

----------
(3) The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

(4) The chart compares the performance of the Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio for the life of the Portfolio with the WealthBuilder Moderate Balanced Composite Index, the Lehman Brothers U.S. Aggregate Index and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

(5) Effective allocation is subject to change. Cash and cash equivalents are not reflected in the calculations of effective allocation. The Portfolio's use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the effective allocations shown.

                10 Wells Fargo Advantage WealthBuilder Portfolio
                             Performance Highlights


WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO (CONTINUED)

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD (6)
(AS OF MAY 31, 2008)

Wells Fargo Advantage Short Duration Government Bond Fund   19%
Wells Fargo Advantage Government Securities Fund            14%
Wells Fargo Advantage Total Return Bond Portfolio           14%
T. Rowe Price Blue Chip Growth Fund                          6%
Wells Fargo Advantage Equity Value Portfolio                 6%
PIMCO High Yield Fund                                        5%
Oppenheimer International Bond Fund                          5%
Wells Fargo Advantage Endeavor Select Fund                   3%
PIMCO Commodity RealReturn Strategy Fund                     3%
Columbia Marsico Focused Equities Fund                       3%
DWS Dreman High Return Equity Fund                           3%
John Hancock Classic Value Fund                              3%
Thornburg International Value Fund                           3%
Wells Fargo Advantage Small Cap Growth Fund                  2%
Oppenheimer Main Street Small Cap Fund                       2%
Wells Fargo Advantage Small Company Value Portfolio          2%
ING Global Real Estate Fund                                  2%
ING International Value Fund                                 2%
Wells Fargo Advantage International Growth Portfolio         2%
T. Rowe Price International Discovery Fund                   1%

International equities continued their multiyear dominance over domestic U.S. stocks during the 12-month period and large cap stocks exceeded small cap stocks for the second consecutive year. Equity markets did rebound toward the end of the period in the middle of March after the Treasury Department and the Fed orchestrated the buyout of Bear Stearns and it became evident that other financial firms were taking necessary steps to improve their balance sheets due to the credit crisis.

The Portfolio's tactical shift toward stocks throughout most of the period was a major factor contributing to its underperformance versus the composite benchmark. The performance was also impeded by the fact that the S&P 500 Index exceeded two out of four of the Portfolio's equity style components--large-cap value funds and small cap funds.

The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the Tactical Asset Allocation (TAA) Model. The TAA Model, which seeks to enhance the Portfolio's performance by shifting assets between stocks and bonds, employed a 10% overweighted position in stocks throughout most of the of the 12-month period. With long-term Treasury bonds handily outperforming the S&P 500 Index during the period, the implementation of a 10% TAA shift toward stocks for the greater part of the period was a hindrance to the Portfolio's returns.

WE REPLACED ONE UNDERLYING MUTUAL FUND AND ADDED THREE ADDITIONAL FUNDS DURING THE PERIOD.

Within the large-cap growth investing style, we replaced the Wells Fargo Advantage Large Company Growth Portfolio with Columbia Marsico Focused Equities Fund. In addition, we added the T. Rowe Price International Discovery Fund to supplement the existing international funds. Finally, we added two new alternative investment funds: the ING Global Real Estate Fund, a global real estate investment trust (REIT) fund, and the PIMCO Commodity RealReturn Strategy Fund, a commodity fund. During routine reviews of the mutual fund holdings in the Portfolio, we monitor several factors, including the investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the funds' risk profiles.

DESPITE THE RECENT SLOWING OF REAL GDP GROWTH, WE BELIEVE THAT THE CURRENT ECONOMIC EXPANSION IS SUSTAINABLE THROUGHOUT 2008.

Stocks rebounded toward the end of the period, and our TAA Model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

----------
(6)  Portfolio holdings is subject to change.

                Wells Fargo Advantage WealthBuilder Portfolio 11
                             Performance Highlights


     WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2008)

                                              Including Sales Charge           Excluding Sales Charge         Expense Ratio
                                          ------------------------------   ------------------------------   -----------------
WEALTHBUILDER MODERATE                                          Life of                          Life of
BALANCED PORTFOLIO                        6 Months*   1 Year   Portfolio   6 Months*   1 Year   Portfolio   Gross(7)   Net(8)
----------------------                    ---------   ------   ---------   ---------   ------   ---------   --------   ------
Moderate Balanced Portfolio (WBBBX)         (2.76)    (1.63)      5.90       (1.27)    (0.14)      6.33       2.16      1.50
WealthBuilder Moderate Balanced
   Composite Index(1)                                                        (0.89)     1.28       6.03
S&P 500 Index(2)                                                             (4.47)    (6.70)      8.45
Lehman Brothers U.S. Aggregate Index(3)                                       1.49      6.89       4.33

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(7) Reflects the gross expense ratio as stated in the October 1, 2007 prospectus which includes acquired fund fees and expenses.

(8) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower. This ratio does not include acquired fund fees and expenses.

                12 Wells Fargo Advantage WealthBuilder Portfolio
                             Performance Highlights


WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED Portfolio (the Portfolio) seeks a combination of capital appreciation and current income.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Galen G. Blomster, CFA
Jeffrey P. Mellas

PORTFOLIO INCEPTION
October 1, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2008 (EXCLUDING SALES CHARGES)

WEALTHBUILDER GROWTH BALANCED PORTFOLIO            1 Year
---------------------------------------            ------
WealthBuilder Growth Balanced Portfolio            (4.00)%
WealthBuilder Growth Balanced Composite Index(1)   (2.21)%
S&P 500 Index(2)                                   (6.70)%
Lehman Brothers U.S. Aggregate Index(3)             6.89%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER GROWTH BALANCED PORTFOLIO SHARES ARE 1.50% AND 2.25%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF MAY 31, 2008)

                              (PERFORMANCE GRAPH)

             WELLS FARGO ADVANTAGE   WEALTHBUILDER GROWTH   LEHMAN BROTHERS
              WEALTHBUILDER GROWTH    BALANCED COMPOSITE     U.S. AGGREGATE
               BALANCED PORTFOLIO            INDEX               INDEX        S&P 500 INDEX
             ---------------------   --------------------   ---------------   -------------
 5/31/1998          $ 9,850                  10000                10000          $10,000
 6/30/1998          $ 9,932                 10,294               10,085           10,406
 7/31/1998          $ 9,741                 10,230               10,106           10,296
 8/31/1998          $ 8,692                  9,328               10,271            8,808
 9/30/1998          $ 8,965                  9,793               10,511            9,373
10/31/1998          $ 9,558                 10,292               10,456           10,135
11/30/1998          $10,069                 10,718               10,515           10,749
12/31/1998          $10,539                 11,130               10,547           11,368
 1/31/1999          $10,768                 11,460               10,622           11,843
 2/28/1999          $10,438                 11,159               10,436           11,475
 3/31/1999          $10,713                 11,471               10,494           11,934
 4/30/1999          $11,035                 11,772               10,528           12,396
 5/31/1999          $10,860                 11,556               10,435           12,103
 6/30/1999          $11,237                 11,959               10,402           12,775
 7/31/1999          $11,099                 11,699               10,358           12,376
 8/31/1999          $10,980                 11,659               10,353           12,315
 9/30/1999          $10,888                 11,499               10,473           11,977
10/31/1999          $11,292                 11,987               10,511           12,735
11/30/1999          $11,622                 12,145               10,511           12,994
12/31/1999          $12,062                 12,589               10,460           13,759
 1/31/2000          $11,835                 12,164               10,426           13,068
 2/29/2000          $12,062                 12,066               10,552           12,821
 3/31/2000          $12,535                 12,888               10,691           14,075
 4/30/2000          $12,270                 12,623               10,660           13,652
 5/31/2000          $12,024                 12,453               10,655           13,372
 6/30/2000          $12,459                 12,743               10,877           13,702
 7/31/2000          $12,355                 12,655               10,976           13,488
 8/31/2000          $12,790                 13,229               11,135           14,326
 9/30/2000          $12,516                 12,805               11,205           13,570
10/31/2000          $12,393                 12,799               11,279           13,513
11/30/2000          $11,949                 12,217               11,463           12,448
12/31/2000          $12,317                 12,335               11,676           12,509
 1/31/2001          $12,459                 12,690               11,867           12,953
 2/28/2001          $11,728                 11,977               11,970           11,773
 3/31/2001          $11,119                 11,505               12,030           11,028
 4/30/2001          $11,850                 12,069               11,980           11,883
 5/31/2001          $11,870                 12,147               12,053           11,963
 6/30/2001          $11,677                 11,971               12,098           11,672
 7/31/2001          $11,576                 11,988               12,369           11,558
 8/31/2001          $11,210                 11,549               12,510           10,835
 9/30/2001          $10,418                 10,990               12,656            9,961
10/31/2001          $10,672                 11,207               12,921           10,151
11/30/2001          $11,261                 11,711               12,743           10,930
12/31/2001          $11,444                 11,752               12,662           11,026
 1/31/2002          $11,205                 11,674               12,764           10,865
 2/28/2002          $10,987                 11,567               12,888           10,655
 3/31/2002          $11,392                 11,782               12,674           11,056
 4/30/2002          $11,153                 11,398               12,920           10,386
 5/31/2002          $11,029                 11,378               13,029           10,309
 6/30/2002          $10,583                 10,886               13,142            9,575
 7/31/2002          $ 9,701                 10,380               13,301            8,829
 8/31/2002          $ 9,701                 10,486               13,525            8,887
 9/30/2002          $ 8,891                  9,805               13,744            7,922
10/31/2002          $ 9,441                 10,350               13,681            8,618
11/30/2002          $ 9,929                 10,745               13,678            9,125
12/31/2002          $ 9,444                 10,412               13,960            8,589
 1/31/2003          $ 9,203                 10,238               13,972            8,365
 2/28/2003          $ 9,036                 10,188               14,166            8,239
 3/31/2003          $ 9,077                 10,249               14,155            8,318
 4/30/2003          $ 9,706                 10,827               14,272            9,004
 5/31/2003          $10,135                 11,268               14,538            9,478
 6/30/2003          $10,261                 11,354               14,509            9,599
 7/31/2003          $10,543                 11,351               14,021            9,768
 8/31/2003          $10,732                 11,521               14,114            9,958
 9/30/2003          $10,585                 11,548               14,488            9,853
10/31/2003          $11,140                 11,935               14,353           10,409
11/30/2003          $11,297                 12,013               14,387           10,501
12/31/2003          $11,735                 12,465               14,533           11,051
 1/31/2004          $11,925                 12,649               14,650           11,255
 2/29/2004          $12,042                 12,811               14,809           11,411
 3/31/2004          $11,989                 12,719               14,920           11,239
 4/30/2004          $11,724                 12,474               14,532           11,062
 5/31/2004          $11,809                 12,567               14,473           11,214
 6/30/2004          $12,021                 12,751               14,555           11,431
 7/31/2004          $11,618                 12,521               14,699           11,053
 8/31/2004          $11,597                 12,637               14,980           11,097
 9/30/2004          $11,798                 12,738               15,021           11,217
10/31/2004          $12,010                 12,902               15,146           11,389
11/30/2004          $12,540                 13,205               15,026           11,850
12/31/2004          $12,871                 13,539               15,164           12,253
 1/31/2005          $12,561                 13,355               15,259           11,954
 2/28/2005          $12,785                 13,510               15,169           12,205
 3/31/2005          $12,529                 13,330               15,091           11,989
 4/30/2005          $12,209                 13,229               15,295           11,761
 5/31/2005          $12,550                 13,552               15,461           12,135
 6/30/2005          $12,668                 13,591               15,545           12,152
 7/31/2005          $13,127                 13,876               15,404           12,604
 8/31/2005          $13,063                 13,856               15,601           12,489
 9/30/2005          $13,245                 13,879               15,440           12,591
10/31/2005          $13,010                 13,690               15,318           12,380
11/30/2005          $13,405                 14,047               15,386           12,848
12/31/2005          $13,480                 14,097               15,532           12,853
 1/31/2006          $13,927                 14,340               15,533           13,194
 2/28/2006          $13,972                 14,382               15,585           13,230
 3/31/2006          $14,207                 14,449               15,432           13,394
 4/30/2006          $14,408                 14,566               15,404           13,573
 5/31/2006          $13,927                 14,288               15,387           13,184
 6/30/2006          $13,871                 14,311               15,420           13,201
 7/31/2006          $13,804                 14,436               15,628           13,283
 8/31/2006          $14,050                 14,737               15,868           13,599
 9/30/2006          $14,274                 15,029               16,007           13,950
10/31/2006          $14,688                 15,382               16,113           14,404
11/30/2006          $14,956                 15,634               16,300           14,678
12/31/2006          $15,146                 15,745               16,205           14,884
 1/31/2007          $15,347                 15,897               16,199           15,109
 2/28/2007          $15,205                 15,781               16,448           14,814
 3/31/2007          $15,406                 15,896               16,449           14,979
 4/30/2007          $15,903                 16,384               16,538           15,643
 5/31/2007          $16,376                 16,711               16,412           16,188
 6/30/2007          $16,210                 16,511               16,364           15,919
 7/31/2007          $15,903                 16,225               16,500           15,426
 8/31/2007          $16,044                 16,448               16,703           15,657
 9/30/2007          $16,624                 16,887               16,829           16,242
10/31/2007          $16,979                 17,113               16,980           16,501
11/30/2007          $16,269                 16,750               17,286           15,811
12/31/2007          $16,156                 16,688               17,334           15,701
 1/31/2008          $15,349                 16,133               17,626           14,759
 2/29/2008          $15,003                 15,795               17,650           14,280
 3/31/2008          $14,850                 15,767               17,710           14,218
 4/30/2008          $15,503                 16,252               17,673           14,911
 5/31/2008          $15,708                 16,342               17,544           15,104

(1) The WealthBuilder Growth Balanced Composite Index is comprised 65% of the S&P 500 Index's and 35% of the Lehman Brothers U.S. Aggregate Index's holdings. You cannot invest directly in an Index.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

                Wells Fargo Advantage WealthBuilder Portfolio 13
                             Performance Highlights


       WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The Portfolio underperformed its benchmark, the WealthBuilder Growth Balanced Composite Index.

- With long-term Treasury bonds handily outperforming the S&P 500 Index during the period, the implementation of a 15% TAA shift toward stocks for the greater part of the period was a hindrance to the Portfolio's returns.

- We currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

MARKET VOLATILITY, NEGATIVE RETURNS FOR FINANCIAL STOCKS, RISING OIL PRICES, AND SLUMPING HOUSING PRICES CHALLENGED THE ECONOMY DURING THE PERIOD.

Bonds significantly outperformed stocks during the period. The combination of a housing collapse, a stall in job creation, and surging energy prices caused a sharp drop in U.S. economic growth. Annualized real Gross Domestic Product (GDP) declined from near 5% growth rates to less than 1% during the second half of the period. In response, the Fed launched a series of rate cuts from September 2007 through April 2008 that reduced the federal funds rate by 325 basis points (100 basis points equals 1.00%). Excluding the weak housing and auto sectors, the remaining segments of the economy continued to grow at a healthy pace.

The bond market's performance was strong across nearly all styles and sectors. Continued problems in the housing sector and related credit instruments caused a "flight to safety" mentality in which investors sold equities and sought a haven in Treasury securities. The benchmark 10-year U.S. Treasury yield ended the period at 4.05%, down from 4.89% at the beginning of the period.

The stock market experienced excessive volatility during the period, and equity performance was negative across most asset classes and investing styles. After underperforming large-cap value stocks for several years, large-cap growth stocks exceeded value stocks by a significant margin. The inordinate double-digit negative return of financial stocks, by far the largest sector component of the value index, was the principal reason for the underperformance of large-cap value stocks.

EFFECTIVE ALLOCATION(5)
(AS OF MAY 31, 2008)

                                  (PIE CHART)

Alternative Investment Funds    (5%)
Bond Funds                     (18%)
Stock Funds                    (77%)

(3) The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

(4) The chart compares the performance of the Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio for the most recent 10 years with the WealthBuilder Growth Balanced Composite Index, the Lehman Brothers U.S. Aggregate Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

               14 Wells Fargo Advantage WealthBuilder Portfolio
                             Performance Highlights



WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO (CONTINUED)

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(5)
(AS OF MAY 31, 2008)

Wells Fargo Advantage Government Securities Fund        12%
Wells Fargo Advantage Total Return Bond Portfolio       11%
T. Rowe Price Blue Chip Growth Fund                      9%
Wells Fargo Advantage Equity Value Portfolio             9%
Wells Fargo Advantage Endeavor Select Fund               5%
Oppenheimer International Bond Fund                      5%
PIMCO International Bond Fund                            5%
Columbia Marsico Focused Equities Fund                   5%
John Hancock Classic Value Fund                          5%
DWS Dreman High Return Equity Fund                       5%
Thornburg International Value Fund                       4%
Wells Fargo Advantage Small Cap Growth Fund              4%
Oppenheimer Main Street Small Cap Fund                   4%
Wells Fargo Advantage Small Company Value Portfolio      4%
Wells Fargo Advantage International Growth Portfolio     3%
ING International Value Fund                             3%
PIMCO Commodity RealReturn Strategy Fund                 3%
ING Global Real Estate Fund                              2%
T. Rowe Price International Discovery Fund               2%

International equities continued their multiyear dominance over domestic U.S. stocks during the 12-month period, and large cap stocks exceeded small cap stocks for the second consecutive year. Equity markets did rebound toward the end of the period in the middle of March after the Treasury Department and the Fed orchestrated the buyout of Bear Stearns and it became evident that other financial firms were taking necessary steps to improve their balance sheets due to the credit crisis.

The Portfolio's tactical shift toward stocks throughout most of the period was a major factor contributing to its underperformance versus the composite benchmark. The performance was also impeded by the fact that the S&P 500 Index exceeded two out of four of the Portfolio's equity style components--large-cap value funds and small cap funds. The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the Tactical Asset Allocation (TAA) Model. The TAA Model, which seeks to enhance the Portfolio's performance by shifting assets between stocks and bonds, employed a 15% overweighted position in stocks throughout most of the of the 12-month period. With long-term Treasury bonds handily outperforming the S&P 500 Index during the period, the implementation of a 15% TAA shift toward stocks for the greater part of the period was a hindrance to the Portfolio's returns.

WE REPLACED ONE UNDERLYING MUTUAL FUND AND ADDED THREE ADDITIONAL FUNDS DURING THE PERIOD.

Within the large-cap growth investing style, we replaced the Wells Fargo Advantage Large Company Growth Portfolio with Columbia Marsico Focused Equities Fund. In addition, we added the T. Rowe Price International Discovery Fund to supplement the existing international funds. Finally, we added two new alternative investment funds: the ING Global Real Estate Fund, a global real estate investment trust (REIT) fund, and the PIMCO Commodity RealReturn Strategy Fund, a commodity fund. During routine reviews of the mutual fund holdings in the Portfolio, we monitor several factors, including the investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the funds' risk profiles.

DESPITE THE RECENT SLOWING OF REAL GDP GROWTH, WE BELIEVE THAT THE CURRENT ECONOMIC EXPANSION IS SUSTAINABLE THROUGHOUT 2008.

Stocks rebounded toward the end of the period and our TAA Model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

                Wells Fargo Advantage WealthBuilder Portfolio 15
                             Performance Highlights


       WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6)(%) (AS OF MAY 31, 2008)

                                         Including Sales Charge              Excluding Sales Charge          Expense Ratio
WEALTHBUILDER GROWTH               ----------------------------------  ----------------------------------  ----------------
BALANCED PORTFOLIO                 6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(7)  Net(8)
---------------------------------  ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Growth Balanced Portfolio (WBGBX)    (4.82)   (5.44)   8.85     4.63     (3.37)   (4.00)   9.18    4.79     2.25      1.50
WealthBuilder Growth Balanced
   Composite Index(1)                                                    (2.44)   (2.21)   7.72    5.03
S&P 500 Index(2)                                                         (4.47)   (6.70)   9.77    4.21
Lehman Brothers U.S. Aggregate
   Index(3)                                                               1.49     6.89    3.83    5.78

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

(5) Effective allocation is subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings and effective allocation. The Portfolio's use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the effective allocations shown.

(6)  Portfolio holdings is subject to change.

(7) Reflects the gross expense ratio as stated in the October 1, 2007 prospectus which includes acquired fund fees and expenses.

(8) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower. This ratio does not include acquired fund fees and expenses.

                     16 Wells Fargo Advantage WealthBuilder
                        Portfolio Performance Highlights


WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO (the Portfolio) seeks capital appreciation with a secondary emphasis on current income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath
Galen G. Blomster, CFA
Jeffrey P. Mellas

PORTFOLIO INCEPTION

September 30, 2004

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2008 (EXCLUDING SALES CHARGES)

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO            1 Year
-----------------------------------------            ------
WealthBuilder Growth Allocation Portfolio            (5.84)%
WealthBuilder Growth Allocation Composite Index(1)   (4.30)%
S&P 500 Index(2)                                     (6.70)%
Lehman Brothers U.S. Aggregate Index(3)               6.89%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO SHARES ARE 1.50% AND 2.33%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF MAY 31, 2008)

                               (PERFORMANCE GRAPH)

             WELLS FARGO ADVANTAGE     WEALTHBUILDER     LEHMAN BROTHERS
              WEALTHBUILDER GROWTH   GROWTH ALLOCATION    U.S. AGGREGATE
              ALLOCATION PORTFOLIO    COMPOSITE INDEX         INDEX        S&P 500 INDEX
             ---------------------   -----------------   ---------------   -------------

 9/30/2004          $ 9,850               $10,000            $10,000          $10,000
10/31/2004          $10,047               $10,139            $10,084          $10,153
11/30/2004          $10,431               $10,451            $10,003          $10,564
12/31/2004          $10,761               $10,755            $10,095          $10,923
 1/31/2005          $10,505               $10,558            $10,159          $10,657
 2/28/2005          $10,702               $10,724            $10,099          $10,881
 3/31/2005          $10,495               $10,561            $10,047          $10,688
 4/30/2005          $10,189               $10,429            $10,183          $10,485
 5/31/2005          $10,564               $10,717            $10,293          $10,818
 6/30/2005          $10,672               $10,741            $10,349          $10,834
 7/31/2005          $11,136               $11,041            $10,255          $11,237
 8/31/2005          $11,087               $10,989            $10,387          $11,134
 9/30/2005          $11,235               $11,037            $10,280          $11,224
10/31/2005          $11,008               $10,872            $10,198          $11,037
11/30/2005          $11,412               $11,211            $10,243          $11,454
12/31/2005          $11,502               $11,235            $10,341          $11,459
 1/31/2006          $11,919               $11,473            $10,341          $11,762
 2/28/2006          $11,939               $11,506            $10,376          $11,794
 3/31/2006          $12,148               $11,598            $10,274          $11,940
 4/30/2006          $12,337               $11,718            $10,255          $12,100
 5/31/2006          $11,860               $11,446            $10,244          $11,753
 6/30/2006          $11,810               $11,463            $10,266          $11,768
 7/31/2006          $11,710               $11,551            $10,405          $11,841
 8/31/2006          $11,939               $11,805            $10,564          $12,123
 9/30/2006          $12,148               $12,069            $10,657          $12,436
10/31/2006          $12,536               $12,400            $10,727          $12,841
11/30/2006          $12,794               $12,617            $10,852          $13,085
12/31/2006          $12,978               $12,744            $10,789          $13,269
 1/31/2007          $13,191               $12,897            $10,784          $13,469
 2/28/2007          $13,019               $12,735            $10,951          $13,207
 3/31/2007          $13,211               $12,849            $10,951          $13,354
 4/30/2007          $13,697               $13,318            $11,010          $13,946
 5/31/2007          $14,174               $13,669            $10,927          $14,432
 6/30/2007          $14,032               $13,477            $10,894          $14,192
 7/31/2007          $13,687               $13,164            $10,985          $13,752
 8/31/2007          $13,809               $13,349            $11,120          $13,958
 9/30/2007          $14,366               $13,765            $11,204          $14,480
10/31/2007          $14,690               $13,962            $11,305          $14,710
11/30/2007          $13,961               $13,540            $11,508          $14,095
12/31/2007          $13,848               $13,469            $11,540          $13,998
 1/31/2008          $12,992               $12,866            $11,734          $13,158
 2/29/2008          $12,628               $12,531            $11,751          $12,731
 3/31/2008          $12,478               $12,493            $11,791          $12,676
 4/30/2008          $13,121               $12,972            $11,766          $13,293
 5/31/2008          $13,356               $13,082            $11,680          $13,465

(1) The WealthBuilder Growth Allocation Composite Index is comprised 80% of the S&P 500 Index's and 20% of the Lehman Brothers U.S. Aggregate Index's holdings. You cannot invest directly in an Index.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

                Wells Fargo Advantage WealthBuilder Portfolio 17
                             Performance Highlights


     WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The Portfolio underperformed its benchmark, the WealthBuilder Growth Allocation Composite Index.

- Our tactical shift toward stocks throughout most of the period was a major factor contributing to the Portfolio's underperformance versus the composite benchmark.

- We currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

MARKET VOLATILITY, NEGATIVE RETURNS FOR FINANCIAL STOCKS, RISING OIL PRICES, AND SLUMPING HOUSING PRICES CHALLENGED THE ECONOMY DURING THE PERIOD.

Bonds significantly outperformed stocks during the period. The combination of a housing collapse, a stall in job creation, and surging energy prices caused a sharp drop in U.S. economic growth. Annualized real Gross Domestic Product (GDP) declined from near 5% growth rates to less than 1% during the second half of the period. In response, the Fed launched a series of rate cuts from September 2007 through April 2008 that reduced the federal funds rate by 325 basis points (100 basis points equals 1.00%). Excluding the weak housing and auto sectors, the remaining segments of the economy continued to grow at a healthy pace.

The bond market's performance was strong across nearly all styles and sectors. Continued problems in the housing sector and related credit instruments caused a "flight to safety" mentality in which investors sold equities and sought a haven in Treasury securities. The benchmark 10-year U.S. Treasury yield ended the period at 4.05%, down from 4.89% at the beginning of the period.

The stock market experienced excessive volatility during the period, and equity performance was negative across most asset classes and investing styles. After underperforming large-cap value stocks for several years, large-cap growth stocks exceeded value stocks by a significant margin. The inordinate double-digit negative return of financial stocks,

EFFECTIVE ALLOCATION(5)
(AS OF MAY 31, 2008)

                                   (PIE CHART)

Alternative Investment Funds    (5%)
Bond Funds                      (4%)
Stock Funds                    (91%)

(3) The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

(4) The chart compares the performance of the Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio for the life of the Portfolio with the WealthBuilder Growth Allocation Composite Index, the Lehman Brothers U.S. Aggregate Index and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

(5) Effective allocation is subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings and effective allocation. The Portfolio's use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the effective allocations shown.

(6)  Portfolio holdings is subject to change.

                18 Wells Fargo Advantage WealthBuilder Portfolio
                             Performance Highlights


WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO (CONTINUED)

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(6)
(AS OF MAY 31, 2008)

T. Rowe Price Blue Chip Growth Fund                    11%
Wells Fargo Advantage Equity Value Portfolio           11%
Wells Fargo Advantage Government Securities Fund        7%
Wells Fargo Advantage Total Return Bond Portfolio       7%
Wells Fargo Advantage Endeavor Select Fund              6%
Columbia Marsico Focused Equities Fund                  6%
John Hancock Classic Value Fund                         6%
DWS Dreman High Return Equity Fund                      6%
Thornburg International Value Fund                      5%
Wells Fargo Advantage Small Cap Growth Fund             5%
Oppenheimer Main Street Small Cap Fund                  5%
Wells Fargo Advantage Small Company Value Portfolio     5%
ING International Value Fund                            4%
Wells Fargo Advantage International Growth Portfolio    4%
PIMCO Commodity RealReturn Strategy Fund                3%
Oppenheimer International Bond Fund                     3%
PIMCO High Yield Fund                                   3%
T. Rowe Price International Discovery Fund              2%
ING Global Real Estate Fund                             2%

by far the largest sector component of the value index, was the principal reason for the underperformance of large-cap value stocks.

International equities continued their multiyear dominance over domestic U.S. stocks during the 12-month period, and large cap stocks exceeded small cap stocks for the second consecutive year. Equity markets did rebound toward the end of the period in the middle of March after the Treasury Department and the Fed orchestrated the buyout of Bear Stearns and it became evident that other financial firms were taking necessary steps to improve their balance sheets due to the credit crisis.

The Portfolio's tactical shift toward stocks throughout most of the period was a major factor contributing to its underperformance versus the composite benchmark. The performance was also impeded by the fact that the S&P 500 Index exceeded two out of four of the Portfolio's equity style components--large-cap value funds and small cap funds.

The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the Tactical Asset Allocation (TAA) Model. The TAA Model, which seeks to enhance the Portfolio's performance by shifting assets between stocks and bonds, employed a 15% overweighted position in stocks throughout most of the of the 12-month period. With long-term Treasury bonds handily outperforming the S&P 500 Index during the period, the implementation of a 15% TAA shift toward stocks for the greater part of the period was a hindrance to the Portfolio's returns.

WE REPLACED ONE UNDERLYING MUTUAL FUND AND ADDED THREE ADDITIONAL FUNDS DURING THE PERIOD.

Within the large-cap growth investing style, we replaced the Wells Fargo Advantage Large Company Growth Portfolio with Columbia Marsico Focused Equities Fund. In addition, we added the T. Rowe Price International Discovery Fund to supplement the existing international funds. Finally, we added two new alternative investment funds: the ING Global Real Estate Fund, a global real estate investment trust (REIT) fund, and the PIMCO Commodity RealReturn Strategy Fund, a commodity fund. During routine reviews of the mutual fund holdings in the Portfolio, we monitor several factors, including the investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the funds' risk profiles.

DESPITE THE RECENT SLOWING OF REAL GDP GROWTH, WE BELIEVE THAT THE CURRENT ECONOMIC EXPANSION IS SUSTAINABLE THROUGHOUT 2008.

Stocks rebounded toward the end of the period, and our TAA Model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

                Wells Fargo Advantage WealthBuilder Portfolio 19
                             Performance Highlights


     WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2008)

                                              Including Sales Charge           Excluding Sales Charge         Expense Ratio
                                          ------------------------------   ------------------------------   -----------------
WEALTHBUILDER GROWTH                                            Life of                          Life of
ALLOCATION PORTFOLIO                      6 Months*   1 Year   Portfolio   6 Months*   1 Year   Portfolio   Gross(7)   Net(8)
--------------------                      ---------   ------   ---------   ---------   ------   ---------   --------   ------
Growth Allocation Portfolio (WBGGX)         (5.84)    (7.26)      8.19       (4.41)    (5.84)      8.64       2.33      1.50
WealthBuilder Growth Allocation
   Composite Index(1)                                                        (3.38)    (4.30)      7.60
S&P 500 Index(2)                                                             (4.47)    (6.70)      8.45
Lehman Brothers U.S. Aggregate Index(3)                                       1.49      6.89       4.33

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

(7) Reflects the gross expense ratio as stated in the October 1, 2007 prospectus which includes acquired fund fees and expenses.

(8) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower. This ratio does not include acquired fund fees and expenses.

                20 Wells Fargo Advantage WealthBuilder Portfolio
                             Performance Highlights


WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO (the Portfolio) seeks long-term capital appreciation with no emphasis on income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath
Galen G. Blomster, CFA
Jeffrey P. Mellas

PORTFOLIO INCEPTION

October 1, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2008 (EXCLUDING SALES CHARGES)

WEALTHBUILDER EQUITY PORTFOLIO   1 Year
WealthBuilder Equity Portfolio   (8.75)%
S&P 500 Index(1)                 (6.70)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER EQUITY PORTFOLIO SHARES ARE 1.50% AND 2.43%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF MAY 31, 2008)

                              (PERFORMANCE GRAPH)

            WELLS FARGO ADVANTAGE WEALTHBUILDER
                      EQUITY PORTFOLIO            S&P 500 INDEX
            -----------------------------------   -------------
  5/31/98                 $ 9,850                     10,000
  6/30/98                 $ 9,976                    $10,406
  7/31/98                 $ 9,661                    $10,296
  8/31/98                 $ 8,153                    $ 8,808
  9/30/98                 $ 8,467                    $ 9,373
 10/31/98                 $ 9,078                    $10,135
 11/30/98                 $ 9,643                    $10,749
 12/31/98                 $10,163                    $11,368
  1/31/99                 $10,460                    $11,843
  2/28/99                 $10,100                    $11,475
  3/31/99                 $10,487                    $11,934
  4/30/99                 $10,936                    $12,396
  5/31/99                 $10,747                    $12,103
  6/30/99                 $11,349                    $12,775
  7/31/99                 $11,152                    $12,376
  8/31/99                 $11,008                    $12,315
  9/30/99                 $10,828                    $11,977
 10/31/99                 $11,448                    $12,735
 11/30/99                 $11,960                    $12,994
 12/31/99                 $12,936                    $13,759
  1/31/00                 $12,537                    $13,068
  2/29/00                 $12,836                    $12,821
  3/31/00                 $13,689                    $14,075
  4/30/00                 $13,244                    $13,652
  5/31/00                 $12,791                    $13,372
  6/30/00                 $13,462                    $13,702
  7/31/00                 $13,172                    $13,488
  8/31/00                 $13,961                    $14,326
  9/30/00                 $13,408                    $13,570
 10/31/00                 $13,163                    $13,513
 11/30/00                 $12,110                    $12,448
 12/31/00                 $12,549                    $12,509
  1/31/01                 $12,664                    $12,953
  2/28/01                 $11,473                    $11,773
  3/31/01                 $10,539                    $11,028
  4/30/01                 $11,435                    $11,883
  5/31/01                 $11,463                    $11,963
  6/30/01                 $11,196                    $11,672
  7/31/01                 $10,939                    $11,558
  8/31/01                 $10,348                    $10,835
  9/30/01                 $ 9,300                    $ 9,961
 10/31/01                 $ 9,605                    $10,151
 11/30/01                 $10,224                    $10,930
 12/31/01                 $10,477                    $11,026
  1/31/02                 $10,205                    $10,865
  2/28/02                 $ 9,924                    $10,655
  3/31/02                 $10,428                    $11,056
  4/30/02                 $10,011                    $10,386
  5/31/02                 $ 9,817                    $10,309
  6/30/02                 $ 9,167                    $ 9,575
  7/31/02                 $ 8,168                    $ 8,829
  8/31/02                 $ 8,187                    $ 8,887
  9/30/02                 $ 7,285                    $ 7,922
 10/31/02                 $ 7,838                    $ 8,618
 11/30/02                 $ 8,323                    $ 9,125
 12/31/02                 $ 7,828                    $ 8,589
  1/31/03                 $ 7,547                    $ 8,365
  2/28/03                 $ 7,372                    $ 8,239
  3/31/03                 $ 7,382                    $ 8,318
  4/30/03                 $ 8,013                    $ 9,004
  5/31/03                 $ 8,527                    $ 9,478
  6/30/03                 $ 8,643                    $ 9,599
  7/31/03                 $ 8,895                    $ 9,768
  8/31/03                 $ 9,109                    $ 9,958
  9/30/03                 $ 8,983                    $ 9,853
 10/31/03                 $ 9,555                    $10,409
 11/30/03                 $ 9,720                    $10,501
 12/31/03                 $10,127                    $11,051
  1/31/04                 $10,351                    $11,255
  2/29/04                 $10,506                    $11,411
  3/31/04                 $10,457                    $11,239
  4/30/04                 $10,127                    $11,062
  5/31/04                 $10,244                    $11,214
  6/30/04                 $10,477                    $11,431
  7/31/04                 $10,021                    $11,053
  8/31/04                 $ 9,982                    $11,097
  9/30/04                 $10,224                    $11,217
 10/31/04                 $10,467                    $11,389
 11/30/04                 $11,020                    $11,850
 12/31/04                 $11,408                    $12,253
  1/31/05                 $11,059                    $11,954
  2/28/05                 $11,292                    $12,205
  3/31/05                 $11,039                    $11,989
  4/30/05                 $10,690                    $11,761
  5/31/05                 $11,098                    $12,135
  6/30/05                 $11,233                    $12,152
  7/31/05                 $11,757                    $12,604
  8/31/05                 $11,709                    $12,489
  9/30/05                 $11,893                    $12,591
 10/31/05                 $11,631                    $12,380
 11/30/05                 $12,077                    $12,848
 12/31/05                 $12,203                    $12,853
  1/31/06                 $12,698                    $13,194
  2/28/06                 $12,737                    $13,230
  3/31/06                 $12,989                    $13,394
  4/30/06                 $13,173                    $13,573
  5/31/06                 $12,611                    $13,184
  6/30/06                 $12,572                    $13,201
  7/31/06                 $12,427                    $13,283
  8/31/06                 $12,698                    $13,599
  9/30/06                 $12,941                    $13,950
 10/31/06                 $13,377                    $14,404
 11/30/06                 $13,688                    $14,678
 12/31/06                 $13,864                    $14,884
  1/31/07                 $14,095                    $15,109
2/29/2007                 $13,954                    $14,814
  3/31/07                 $14,135                    $14,979
  4/30/07                 $14,678                    $15,643
  5/31/07                 $15,202                    $16,188
  6/30/07                 $15,020                    $15,919
  7/31/07                 $14,517                    $15,426
  8/31/07                 $14,648                    $15,657
  9/30/07                 $15,212                    $16,242
 10/31/07                 $15,594                    $16,501
 11/30/07                 $14,779                    $15,811
 12/31/07                 $14,622                    $15,701
  1/31/08                 $13,561                    $14,759
  2/29/08                 $13,075                    $14,280
  3/31/08                 $12,898                    $14,218
  4/30/08                 $13,617                    $14,911
  5/31/08                 $13,871                    $15,104

----------
(1) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage WealthBuilder Equity Portfolio for the most recent 10 years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                Wells Fargo Advantage WealthBuilder Portfolio 21
                             Performance Highlights


                WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The Portfolio's negative performance lagged behind the negative performance of the S&P 500 Index.

- Portfolio performance was hindered by the fact that the S&P 500 Index exceeded two out of four of the Portfolio equity style components--large-cap value funds and small cap funds--which contributed to its underperformance versus the benchmark.

- We believe that the economic environment remains strong for equities because corporate earnings growth for nonfinancial companies is positive and valuations are still attractive.

MARKET VOLATILITY, NEGATIVE RETURNS FOR FINANCIAL STOCKS, RISING OIL PRICES, AND SLUMPING HOUSING PRICES CHALLENGED THE ECONOMY DURING THE PERIOD.

The stock market experienced excessive volatility during the period, and equity performance was negative across most asset classes and investing styles. After underperforming large-cap value stocks for several years, large-cap growth stocks exceeded value stocks by a significant margin. The inordinate double-digit negative return of financial stocks, by far the largest sector component of the value index, was the principal reason why large value stocks underperformed. International equities continued their multiyear dominance over domestic U.S. stocks during the 12-month period, and large-cap stocks exceeded small-cap stocks for the second consecutive year. Equity markets did rebound toward the end of the period in mid-March after the Treasury Department and the Fed orchestrated the buyout of Bear Stearns and it became evident that other financial firms were taking necessary steps to improve their balance sheets due to the credit crisis.

The combination of a housing collapse, a stall in job creation, and surging energy prices caused a sharp drop in U.S. economic growth. Annualized real Gross Domestic Product (GDP) declined from near 5% growth rates to less than 1% during the second half of the period. In response, the Fed launched a series of rate cuts from September 2007 to April 2008 that reduced the federal funds rate by 325 basis points (100 basis points equals 1.00%). Excluding the weak housing and auto sectors, the remaining parts of the economy continued to grow at a healthy pace.

EFFECTIVE ALLOCATION(3)
(AS OF MAY 31, 2008)

                                  (PIE CHART)

Small Cap          (20%)
Large Cap Value    (30%)
Large Cap Growth   (30%)
International      (20%)

----------
(3) Effective allocation is subject to change. Cash and cash equivalents are not reflected in the calculations of effective allocation.

(4)  Portfolio holdings is subject to change.

                22 Wells Fargo Advantage WealthBuilder Portfolio
                             Performance Highlights


WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO (CONTINUED)

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(4)
(AS OF MAY 31, 2008)

T. Rowe Price Blue Chip Growth Fund                    15%
Wells Fargo Advantage Equity Value Portfolio           15%
Wells Fargo Advantage Endeavor Select Fund              8%
John Hancock Classic Value Fund                         7%
DWS Dreman High Return Equity Fund                      7%
Columbia Marsico Focused Equities Fund                  7%
Oppenheimer Main Street Small Cap Fund                  7%
Thornburg International Value Fund                      7%
Wells Fargo Advantage Small Cap Growth Fund             7%
Wells Fargo Advantage Small Company Value Portfolio     7%
ING International Value Fund                            5%
Wells Fargo Advantage International Growth Portfolio    5%
T. Rowe Price International Discovery Fund              3%

The Portfolio's performance was hindered by the fact that the S&P 500 Index exceeded two out of four of the Portfolio's equity style components--large-cap value funds and small cap funds--which contributed to its underperformance of the benchmark.

WE REPLACED ONE UNDERLYING MUTUAL FUND AND ADDED ONE ADDITIONAL MUTUAL FUND DURING THE 12-MONTH PERIOD.

Within the large-cap growth investing style, we replaced the Wells Fargo Advantage Large Company Growth Portfolio with Columbia Marsico Focused Equities Fund. In addition, we added the T. Rowe Price International Discovery Fund to supplement the existing international equity funds. During routine reviews of the mutual fund holdings in the Portfolio, we monitor several factors, including investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the funds' risk profiles.

DESPITE THE RECENT SLOWING OF REAL GDP GROWTH, WE BELIEVE THAT THE CURRENT ECONOMIC EXPANSION IS SUSTAINABLE THROUGHOUT 2008.

We believe that the economic environment continues to be positive for equities because corporate earnings growth for nonfinancial companies remains strong and valuations are still attractive. In addition, the Portfolio's broad diversification among the major equity styles may help it to manage risk.

                Wells Fargo Advantage WealthBuilder Portfolio 23
                             Performance Highlights


                WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5 )(%) (AS OF MAY 31, 2008)

                                   Including Sales Charge                  Excluding Sales Charge            Expense Ratio
WEALTHBUILDER              -------------------------------------   -------------------------------------   -----------------
EQUITY PORTFOLIO           6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(6)   Net(7)
----------------           ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Equity Portfolio (WBGIX)     (7.55)    (10.12)   9.89      3.33      (6.15)    (8.75)    10.22     3.48      2.43      1.50
S&P 500 Index(1)                                                     (4.47)    (6.70)     9.77     4.21

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) Prior to October 1, 2004, the Portfolio was named the Wells Fargo WealthBuilder Growth and Income Portfolio.

(6) Reflects the gross expense ratio as stated in the October 1, 2007 prospectus which includes acquired fund fees and expenses.

(7) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower. This ratio does not include acquired fund fees and expenses.

                24 Wells Fargo Advantage WealthBuilder Portfolio
                              Performace Highlights


WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO (the Portfolio) seeks long-term capital appreciation with no emphasis on income.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Galen G. Blomster, CFA
Jeffrey P. Mellas

PORTFOLIO INCEPTION
October 1, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2008 (EXCLUDING SALES CHARGES)

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO   1 YEAR
---------------------------------------   ------
WealthBuilder Tactical Equity Portfolio   (7.31)%
S&P 500 Index(1)                          (6.70)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE
- WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER TACTICAL EQUITY PORTFOLIO SHARES ARE 1.50% AND 2.52%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF MAY 31, 2008)

                               (PERFORMANCE GRAPH)

              WELLS FARGO ADVANTAGE
             WEALTHBUILDER TACTICAL
                EQUITY PORTFOLIO      S&P 500 INDEX
             ----------------------   -------------
  5/31/1998          $ 9,850             $10,000
  6/30/1998          $10,083             $10,406
  7/31/1998          $ 9,787             $10,296
  8/31/1998          $ 8,266             $ 8,808
  9/30/1998          $ 8,723             $ 9,373
 10/31/1998          $ 9,376             $10,135
 11/30/1998          $10,020             $10,749
 12/31/1998          $10,793             $11,368
  1/31/1999          $11,250             $11,843
  2/28/1999          $10,864             $11,475
  3/31/1999          $11,384             $11,934
  4/30/1999          $11,626             $12,396
  5/31/1999          $11,322             $12,103
  6/30/1999          $12,057             $12,775
  7/31/1999          $11,707             $12,376
  8/31/1999          $11,617             $12,315
  9/30/1999          $11,348             $11,977
 10/31/1999          $12,084             $12,735
 11/30/1999          $12,559             $12,994
 12/31/1999          $13,679             $13,759
  1/31/2000          $13,240             $13,068
  2/29/2000          $13,545             $12,821
  3/31/2000          $14,629             $14,075
  4/30/2000          $14,020             $13,652
  5/31/2000          $13,419             $13,372
  6/30/2000          $14,181             $13,702
  7/31/2000          $14,011             $13,488
  8/31/2000          $14,836             $14,326
  9/30/2000          $14,020             $13,570
 10/31/2000          $13,796             $13,513
 11/30/2000          $12,630             $12,448
 12/31/2000          $12,812             $12,509
  1/31/2001          $12,958             $12,953
  2/28/2001          $11,436             $11,773
  3/31/2001          $10,398             $11,028
  4/30/2001          $11,528             $11,883
  5/31/2001          $11,628             $11,963
  6/30/2001          $11,500             $11,672
  7/31/2001          $11,199             $11,558
  8/31/2001          $10,634             $10,835
  9/30/2001          $ 9,395             $ 9,961
 10/31/2001          $ 9,760             $10,151
 11/30/2001          $10,379             $10,930
 12/31/2001          $10,782             $11,026
  1/31/2002          $10,444             $10,865
  2/28/2002          $10,115             $10,655
  3/31/2002          $10,718             $11,056
  4/30/2202          $10,380             $10,386
  5/31/2002          $10,179             $10,309
  6/30/2002          $ 9,576             $ 9,575
  7/31/2002          $ 8,452             $ 8,829
  8/31/2002          $ 8,425             $ 8,887
  9/30/2002          $ 7,502             $ 7,922
 10/31/2002          $ 7,986             $ 8,618
 11/30/2002          $ 8,479             $ 9,125
 12/31/2002          $ 8,041             $ 8,589
  1/31/2003          $ 7,694             $ 8,365
  2/28/2003          $ 7,502             $ 8,239
  3/31/2003          $ 7,429             $ 8,318
  4/30/2003          $ 8,087             $ 9,004
  5/31/2003          $ 8,607             $ 9,478
  6/30/2003          $ 8,735             $ 9,599
  7/31/2003          $ 8,945             $ 9,768
  8/31/2003          $ 9,192             $ 9,958
  9/30/2003          $ 9,210             $ 9,853
 10/31/2003          $ 9,823             $10,409
 11/30/2003          $10,051             $10,501
 12/31/2003          $10,563             $11,051
  1/31/2004          $10,846             $11,255
  2/29/2004          $11,065             $11,411
  3/31/2004          $11,148             $11,239
  4/30/2004          $10,745             $11,062
  5/31/2004          $10,819             $11,214
  6/30/2004          $11,120             $11,431
  7/31/2004          $10,654             $11,053
  8/31/2004          $10,608             $11,097
  9/30/2004          $10,937             $11,217
 10/31/2004          $11,266             $11,389
 11/30/2004          $11,952             $11,850
 12/31/2004          $12,412             $12,253
  1/31/2005          $12,080             $11,954
  2/28/2005          $12,440             $12,205
  3/31/2005          $12,126             $11,989
  4/30/2005          $11,730             $11,761
  5/31/2005          $11,997             $12,135
  6/30/2005          $12,126             $12,152
  7/31/2005          $12,606             $12,604
  8/31/2005          $12,725             $12,489
  9/30/2005          $13,085             $12,591
 10/31/2005          $12,744             $12,380
 11/30/2005          $13,131             $12,848
 12/31/2005          $13,472             $12,853
  1/31/2006          $14,062             $13,194
  2/28/2006          $14,145             $13,230
  3/31/2006          $14,477             $13,394
  4/30/2006          $14,883             $13,573
  5/31/2006          $14,275             $13,184
  6/30/2006          $14,238             $13,201
  7/31/2006          $14,284             $13,283
  8/31/2006          $14,616             $13,599
  9/30/2006          $14,828             $13,950
 10/31/2006          $15,270             $14,404
 11/30/2006          $15,685             $14,678
 12/31/2006          $16,008             $14,884
  1/31/2007          $16,159             $15,109
  2/28/2007          $16,083             $14,814
  3/31/2007          $16,431             $14,979
  4/30/2007          $17,060             $15,643
  5/31/2007          $17,587             $16,188
  6/30/2007          $17,446             $15,919
  7/31/2007          $16,985             $15,426
  8/31/2007          $17,070             $15,657
  9/30/2007          $17,784             $16,242
 10/31/2007          $18,366             $16,501
 11/30/2007          $17,549             $15,811
 12/31/2007          $17,271             $15,701
  1/31/2008          $16,001             $14,759
  2/29/2008          $15,567             $14,280
  3/31/2008          $15,289             $14,218
  4/30/2008          $16,135             $14,911
  5/31/2008          $16,300             $15,104

----------
(1) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio for the most recent 10 years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                Wells Fargo Advantage WealthBuilder Portfolio 25
                              Performace Highlights


       WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The Portfolio's negative performance lagged behind the negative performance of the S&P 500 Index.

- The Portfolio's significant overweighting to large-cap value stocks compared to large-cap growth stocks was a hindrance to relative performance during the period, while an overweighting in international stocks versus U.S. domestic stocks and an underweighting in domestic small cap stocks relative to large cap stocks contributed positively to the Portfolio performance.

- We believe that the economic environment remains strong for equities because corporate earnings growth for nonfinancial companies is strong and valuations are still attractive.

MARKET VOLATILITY, NEGATIVE RETURNS FOR FINANCIAL STOCKS, RISING OIL PRICES, AND SLUMPING HOUSING PRICES CHALLENGED THE ECONOMY DURING THE PERIOD.

The stock market experienced excessive volatility during the period, and equity performance was negative across most asset classes and investing styles. After underperforming large-cap value stocks for several years, large-cap growth stocks exceeded value stocks by a significant margin. The inordinate double-digit negative return of financial stocks, by far the largest sector component of the value index, was the principal reason why large-cap value stocks underperformed.

International equities continued their multiyear dominance over domestic U.S. stocks during the 12-month period, and large cap stocks exceeded small cap stocks for the second consecutive year. Equity markets did rebound toward the end of the period in the middle of March after the Treasury Department and the Fed orchestrated the buyout of Bear Stearns and it became evident that other financial firms were taking necessary steps to improve their balance sheets due to the credit crisis.

The combination of a housing collapse, a stall in job creation, and surging energy prices caused a sharp drop in U.S. economic growth. Annualized real Gross Domestic Product (GDP) declined from near 5% growth rates to less than 1% during the second half of the period. In response, the Fed launched a series of rate cuts from September 2007 through April 2008 that reduced the federal funds rate by 325 basis points (100 basis points equals 1.00%). Excluding the weak housing and auto sectors, the remaining segments of the economy continued to grow at a healthy pace.

EFFECTIVE ALLOCATION(3)
(AS OF MAY 31, 2008)

                                   (PIE CHART)

Small Cap           (5%)
International      (50%)
Large Cap Growth    (9%)
Large Cap Value    (36%)

----------
(3) Effective allocation is subject to change. Cash and cash equivalents are not reflected in the calculations of effective allocation.

(4)  Portfolio holdings is subject to change.

                26 Wells Fargo Advantage WealthBuilder Portfolio
                              Performace Highlights


WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO (CONTINUED)

MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(4)
(AS OF MAY 31, 2008)

Wells Fargo Advantage Equity Value Portfolio           18%
Thornburg International Value Fund                     17%
ING International Value Fund                           13%
Wells Fargo Advantage International Growth Portfolio   13%
John Hancock Classic Value Fund                         9%
DWS Dreman High Return Equity Fund                      9%
T. Rowe Price International Discovery Fund              8%
T. Rowe Blue Chip Growth Fund                           5%
Wells Fargo Advantage Endeavor Select Fund              2%
Columbia Marsico Focused Equities Fund                  2%
Wells Fargo Advantage Small Cap Growth Fund             2%
Oppenheimer Main Street Small Cap Fund                  1%
Wells Fargo Advantage Small Company Value Portfolio     1%

The Portfolio's significant overweighting to large-cap value stocks compared to large-cap growth stocks was a hindrance to the Portfolio's performance during the period and the main contribution to the underperformance of the Portfolio relative to its benchmark. The Portfolio's overweighting in international stocks versus U.S. domestic stocks and its underweighting in domestic small cap stocks relative to large cap stocks contributed positively to performance.

The proportion of assets in different equity styles is determined by a proprietary investment strategy called the Tactical Equity Allocation (TEA) Model, which seeks to enhance the Portfolio's performance by shifting emphasis between equity styles depending upon market conditions. As of May 31, 2008, about half of the Portfolio's assets were invested in the international style, over one-third of the assets were invested in the large-cap value style, and smaller proportions of assets were invested in the large-cap growth and small cap styles.

WE REPLACED ONE UNDERLYING MUTUAL FUND AND ADDED ONE ADDITIONAL MUTUAL FUND DURING THE 12-MONTH PERIOD.

Within the large-cap growth investing style, we replaced the Wells Fargo Advantage Large Company Growth Portfolio with Columbia Marsico Focused Equities Fund. In addition, we added the T. Rowe Price International Discovery Fund to supplement the existing international equity funds. During routine reviews of the mutual fund holdings in the Portfolio, we monitor several factors, including investment style and process of each fund, the fund managers' experience and tenure, performance of the funds, and the funds' risk profiles.

DESPITE THE RECENT SLOWING OF REAL GDP GROWTH, WE BELIEVE THAT THE CURRENT ECONOMIC EXPANSION IS SUSTAINABLE THROUGHOUT 2008.

The TEA Model continues to emphasize international, large cap, and value stocks. The current allocation emphasis has been in place since the end of April 2005, when we shifted assets from small cap stocks to large cap stocks. To make a change in our asset allocation emphasis, we look for indications of a change in both market-based indicators and fundamentals. We believe that the economic environment remains positive for equities because corporate earnings growth for nonfinancial companies is strong and valuations remain attractive.

                Wells Fargo Advantage WealthBuilder Portfolio 27
                              Performace Highlights


       WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5)(%) (AS OF MAY 31, 2008)

                                         Including Sales Charge              Excluding Sales Charge          Expense Ratio
WEALTHBUILDER TACTICAL             ----------------------------------  ----------------------------------  ----------------
EQUITY PORTFOLIO                   6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(6)  Net(7)
----------------------             ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Tactical Equity Portfolio (WBGAX)    (8.51)   (8.70)   13.28    5.01     (7.12)   (7.31)   13.62    5.17   2.52       1.50
S&P 500 Index(1)                                                         (4.47)   (6.70)    9.77    4.21

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE
- WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) Prior to April 11, 2005, the WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO was named the Wells Fargo WealthBuilder Equity Portfolio, and prior to October 1, 2004, the Portfolio was named the Wells Fargo WealthBuilder Growth Portfolio and Income Portfolio. Performance for the Portfolio prior to November 8, 1999, reflects the performance of the Norwest WealthBuilder II Growth Portfolio, its predecessor portfolio.

(6) Reflects the gross expense ratio as stated in the October 1, 2007 prospectus which includes acquired fund fees and expenses.

(7) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower. This ratio does not include acquired fund fees and expenses.

                28 Wells Fargo Advantage WealthBuilder Portfolio
                            Fund Expenses (Unaudited)


As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from December 1, 2007 to May 31, 2008.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable portfolio to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio with other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning         Ending        Expenses    Net Annual
WELLS FARGO ADVANTAGE WEALTHBUILDER           Account Value   Account Value   Paid During     Expense
CONSERVATIVE ALLOCATION PORTFOLIO               12-01-2007      05-31-2008     Period(1)     Ratio(2)
-----------------------------------           -------------   -------------   -----------   ----------
   Actual                                       $1,000.00       $1,003.50        $7.51         1.50%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.50        $7.57         1.50%
WEALTHBUILDER MODERATE BALANCED PORTFOLIO
   Actual                                       $1,000.00       $  987.30        $7.45         1.50%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.50        $7.57         1.50%
WEALTHBUILDER GROWTH BALANCED PORTFOLIO
   Actual                                       $1,000.00       $  966.30        $7.37         1.50%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.50        $7.57         1.50%
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
   Actual                                       $1,000.00       $  955.90        $7.33         1.50%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.50        $7.57         1.50%
WEALTHBUILDER EQUITY PORTFOLIO
   Actual                                       $1,000.00       $  938.50        $7.27         1.50%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.50        $7.57         1.50%
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
   Actual                                       $1,000.00       $  928.80        $7.25         1.50%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.55        $7.59         1.50%

(1) Expenses are equal to the Fund's annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(2)  The actual expense rates exclude expenses allocated from Master Portfolios.

                Wells Fargo Advantage WealthBuilder Portfolio 29
                     Portfolio of Investments--May 31, 2008


WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
INVESTMENT COMPANIES: 98.47%
STOCK FUNDS: 11.21%
      82,619   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                              $     1,937,440
      44,850   DWS DREMAN HIGH RETURN EQUITY FUND                                                                        1,897,160
      71,613   ING INTERNATIONAL VALUE FUND                                                                              1,279,008
      96,253   JOHN HANCOCK CLASSIC VALUE FUND                                                                           1,923,132
      83,087   OPPENHEIMER MAIN STREET SMALL CAP FUND                                                                    1,695,810
      99,816   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                       3,835,945
      16,399   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                                  758,111
      55,908   THORNBURG INTERNATIONAL VALUE FUND                                                                        1,787,935
                                                                                                                        15,114,541
                                                                                                                   ---------------
AFFILIATED STOCK FUNDS: 7.73%
     160,159   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                                1,944,324
         N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                              3,780,701
         N/A   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                      1,269,128
     143,434   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                               1,726,942
         N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                       1,694,653
                                                                                                                        10,415,748
                                                                                                                   ---------------
BOND FUNDS: 14.21%
     131,529   ING GLOBAL REAL ESTATE FUND                                                                               2,676,613
     960,219   OPPENHEIMER INTERNATIONAL BOND FUND                                                                       6,289,432
     203,377   PIMCO COMMODITY REALRETURN STRATEGY FUND                                                                  3,886,529
     671,645   PIMCO HIGH YIELD FUND                                                                                     6,300,029
                                                                                                                        19,152,603
                                                                                                                   ---------------
AFFILIATED BOND FUNDS: 65.32%
   2,412,614   WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                                         25,187,692
   3,770,357   WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND                                                37,778,979
         N/A   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                        25,090,542
                                                                                                                        88,057,213
                                                                                                                   ---------------
TOTAL INVESTMENT COMPANIES (COST $131,675,657)                                                                         132,740,105
                                                                                                                   ---------------
SHORT-TERM INVESTMENTS: 0.44%
MUTUAL FUNDS: 0.12%
     170,434   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~                                                                   170,434
                                                                                                                   ---------------

  PRINCIPAL                                                                        INTEREST RATE   MATURITY DATE
------------                                                                       -------------   -------------
US TREASURY BILLS: 0.32%
$     80,000   US TREASURY BILL@#                                                       1.23%        08/07/2008             79,724
      10,000   US TREASURY BILL@#                                                       1.41         08/07/2008              9,965
      25,000   US TREASURY BILL@#                                                       1.79         08/07/2008             24,914
     210,000   US TREASURY BILL@#                                                       2.04         08/07/2008            209,274
     105,000   US TREASURY BILL@#                                                       1.72         11/06/2008            104,112
                                                                                                                           427,989
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $598,573)                                                                               598,423
                                                                                                                   ---------------

                30 Wells Fargo Advantage WealthBuilder Portfolio
                     Portfolio of Investments--May 31, 2008


WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $132,274,230)*                 98.91%                                                                        $   133,338,528
OTHER ASSETS AND LIABILITIES, NET     1.09                                                                               1,465,106
                                    ------                                                                         ---------------
TOTAL NET ASSETS                    100.00%                                                                        $   134,803,634
                                    ------                                                                         ---------------

@    Zero coupon bond. Interest rate presented is yield to maturity.

# All or a portion of this security is segregated as collateral for derivative investments. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

* Cost for federal income tax purposes is $132,567,420 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 2,169,734
Gross unrealized                              (1,398,626)
                                             -----------
Net unrealized appreciation (depreciation)   $   771,108

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 31
                     Portfolio of Investments--May 31, 2008


WEALTHBUILDER MODERATE BALANCED PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
INVESTMENT COMPANIES: 98.53%
STOCK FUNDS: 22.29%
     295,832   COLUMBIA FUNDS SERIES TRUST - COLUMBIA MARSICO FOCUSED EQUITIES
               FUND                                                                                                $     6,937,251
     163,668   DWS DREMAN HIGH RETURN EQUITY FUND                                                                        6,923,136
     258,307   ING INTERNATIONAL VALUE FUND                                                                              4,613,366
     344,514   JOHN HANCOCK CLASSIC VALUE FUND                                                                           6,883,394
     300,837   OPPENHEIMER MAIN STREET SMALL CAP FUND                                                                    6,140,082
     360,921   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                      13,870,178
      59,550   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                                2,753,017
     204,023   THORNBURG INTERNATIONAL VALUE FUND                                                                        6,524,661
                                                                                                                        54,645,085
                                                                                                                   ---------------
AFFILIATED STOCK FUNDS: 15.41%
     587,879   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                                7,136,856
         N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                             13,710,228
         N/A   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                      4,581,980
     517,207   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                               6,227,175
         N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                       6,106,627
                                                                                                                        37,762,866
                                                                                                                   ---------------
BOND FUNDS: 14.20%
     235,478   ING GLOBAL REAL ESTATE FUND                                                                               4,791,984
   1,745,317   OPPENHEIMER INTERNATIONAL BOND FUND                                                                      11,431,826
     372,648   PIMCO COMMODITY REALRETURN STRATEGY FUND                                                                  7,121,311
   1,221,478   PIMCO HIGH YIELD FUND                                                                                    11,457,463
                                                                                                                        34,802,584
                                                                                                                   ---------------
AFFILIATED BOND FUNDS: 46.63%
   3,285,659   WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                                         34,302,278
   4,572,816   WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND                                                45,819,612
         N/A   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                        34,176,542
                                                                                                                       114,298,432
                                                                                                                   ---------------
TOTAL INVESTMENT COMPANIES (COST $239,820,247)                                                                         241,508,967
                                                                                                                   ---------------
SHORT-TERM INVESTMENTS: 0.90%
MUTUAL FUNDS: 0.24%
     584,905   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~                                                                   584,905
                                                                                                                   ---------------

  PRINCIPAL                                                                        INTEREST RATE   MATURITY DATE
------------                                                                       -------------   -------------
US TREASURY BILLS: 0.66%
$     40,000   US TREASURY BILL@#                                                       1.41%        08/07/2008             39,862
     915,000   US TREASURY BILL@#                                                       2.04         08/07/2008            911,838
      10,000   US TREASURY BILL@#                                                       2.16         08/07/2008              9,965
      25,000   US TREASURY BILL@#                                                       2.16         08/07/2008             24,914
     130,000   US TREASURY BILL@#                                                       2.16         08/07/2008            129,551
     510,000   US TREASURY BILL@#                                                       1.74         11/06/2008            505,685
                                                                                                                         1,621,815
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,207,154)                                                                           2,206,720
                                                                                                                   ---------------

                32 Wells Fargo Advantage WealthBuilder Portfolio
                     Portfolio of Investments--May 31, 2008


WEALTHBUILDER MODERATE BALANCED PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $242,027,401)*                 99.43%                                                                        $   243,715,687
Other Assets and Liabilities, Net     0.57                                                                               1,387,832
                                    ------                                                                         ---------------
TOTAL NET ASSETS                    100.00%                                                                        $   245,103,519
                                    ------                                                                         ---------------

@    Zero coupon bond. Interest rate presented is yield to maturity.

# All or a portion of this security is segregated as collateral for derivative investments. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

* Cost for federal income tax purposes is $242,284,551 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 6,355,213
Gross unrealized depreciation                 (4,924,077)
                                             -----------
Net unrealized appreciation (depreciation)   $ 1,431,136

The accompanying notes are an integral part of these financial statements.

                     Portfolio of Investments--May 31, 2008
                Wells Fargo Advantage WealthBuilder Portfolio 33


WEALTHBUILDER GROWTH BALANCED PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
INVESTMENT COMPANIES: 98.42%
STOCK FUNDS: 36.15%
   1,357,920   COLUMBIA FUNDS SERIES TRUST - COLUMBIA MARSICO FOCUSED EQUITIES
               FUND                                                                                                $    31,843,222
     737,611   DWS DREMAN HIGH RETURN EQUITY FUND                                                                       31,200,937
   1,185,058   ING INTERNATIONAL VALUE FUND                                                                             21,165,130
   1,574,875   JOHN HANCOCK CLASSIC VALUE FUND                                                                          31,465,995
   1,413,093   OPPENHEIMER MAIN STREET SMALL CAP FUND                                                                   28,841,231
   1,666,305   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                      64,036,111
     274,435   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                               12,687,130
     922,995   THORNBURG INTERNATIONAL VALUE FUND                                                                       29,517,392
                                                                                                                       250,757,148
                                                                                                                   ---------------
AFFILIATED STOCK FUNDS: 25.13%
   2,676,066   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                               32,487,436
         N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                             63,060,811
         N/A   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                     21,360,769
   2,415,693   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                              29,084,946
         N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                      28,298,884
                                                                                                                       174,292,846
                                                                                                                   ---------------
BOND FUNDS: 14.11%
     660,395   ING GLOBAL REAL ESTATE FUND                                                                              13,439,044
   4,923,665   OPPENHEIMER INTERNATIONAL BOND FUND                                                                      32,250,004
   1,056,052   PIMCO COMMODITY REALRETURN STRATEGY FUND                                                                 20,181,151
   3,415,560   PIMCO HIGH YIELD FUND                                                                                    32,037,954
                                                                                                                        97,908,153
                                                                                                                   ---------------
AFFILIATED BOND FUNDS: 23.03%
   7,945,385   WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                                         82,949,814
         N/A   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                        76,789,695
                                                                                                                       159,739,509
                                                                                                                   ---------------
TOTAL INVESTMENT COMPANIES (COST $670,144,428)                                                                         682,697,656
                                                                                                                   ---------------
SHORT-TERM INVESTMENTS: 1.21%
MUTUAL FUNDS: 0.16%
   1,114,695   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~                                                                 1,114,695
                                                                                                                   ---------------

  PRINCIPAL                                                                        INTEREST RATE   MATURITY DATE
------------                                                                       -------------   -------------
US TREASURY BILLS: 1.05%
$     20,000   US TREASURY BILL@#                                                       1.18%        08/07/2008             19,931
     190,000   US TREASURY BILL@#                                                       1.23         08/07/2008            189,343
      50,000   US TREASURY BILL@#                                                       1.37         08/07/2008             49,827
     170,000   US TREASURY BILL@#                                                       1.41         08/07/2008            169,412
     100,000   US TREASURY BILL@#                                                       1.79         08/07/2008             99,654
   5,140,000   US TREASURY BILL@#                                                       2.04         08/07/2008          5,122,236
   1,625,000   US TREASURY BILL@#                                                       1.72         11/06/2008          1,611,251
                                                                                                                         7,261,654
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $8,376,918)                                                                           8,376,349
                                                                                                                   ---------------

                34 Wells Fargo Advantage WealthBuilder Portfolio
                     Portfolio of Investments--May 31, 2008


WEALTHBUILDER GROWTH BALANCED PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $677,213,331)*                 99.63%                                                                        $   691,074,005
Other Assets and Liabilities, Net    0.37                                                                                2,538,171
                                    ------                                                                         ---------------
TOTAL NET ASSETS                    100.00%                                                                        $   693,612,176
                                    ------                                                                         ---------------

@    Zero coupon bond. Interest rate presented is yield to maturity.

# All or a portion of this security is segregated as collateral for derivative investments. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

* Cost for federal income tax purposes is $678,056,142 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                 $ 31,522,466
Gross unrealized depreciation                  (18,504,603)
                                              ------------
Net unrealized  appreciation (depreciation)   $ 13,017,863

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 35
                     Portfolio of Investments--May 31, 2008


WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
INVESTMENT COMPANIES: 98.46%
STOCK FUNDS: 44.33%
     498,296   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                              $    11,685,031
     273,525   DWS DREMAN HIGH RETURN EQUITY FUND                                                                       11,570,105
     434,981   ING INTERNATIONAL VALUE FUND                                                                              7,768,760
     581,977   JOHN HANCOCK CLASSIC VALUE FUND                                                                          11,627,910
     508,851   OPPENHEIMER MAIN STREET SMALL CAP FUND                                                                   10,385,649
     605,362   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                      23,264,067
     100,250   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                                4,634,558
     342,005   THORNBURG INTERNATIONAL VALUE FUND                                                                       10,937,312
                                                                                                                        91,873,392
                                                                                                                   ---------------
AFFILIATED STOCK FUNDS: 30.56%
     974,927   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                               11,835,619
         N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                             23,023,297
         N/A   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                      7,742,470
     869,427   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                              10,467,905
         N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                      10,270,672
                                                                                                                        63,339,963
                                                                                                                   ---------------
BOND FUNDS: 10.53%
     198,798   ING GLOBAL REAL ESTATE FUND                                                                               4,045,544
     889,337   OPPENHEIMER INTERNATIONAL BOND FUND                                                                       5,825,156
     321,024   PIMCO COMMODITY REALRETURN STRATEGY FUND                                                                  6,134,763
     619,613   PIMCO HIGH YIELD FUND                                                                                     5,811,967
                                                                                                                        21,817,430
                                                                                                                   ---------------
AFFILIATED BOND FUNDS: 13.04%
   1,294,596   WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                                         13,515,578
         N/A   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                        13,501,960
                                                                                                                        27,017,538
                                                                                                                   ---------------
TOTAL INVESTMENT COMPANIES (COST $205,157,393)                                                                         204,048,323
                                                                                                                   ---------------
SHORT-TERM INVESTMENTS: 1.21%

MUTUAL FUNDS: 0.22%
     466,347   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~                                                                   466,347
                                                                                                                   ---------------

  PRINCIPAL                                                                        INTEREST RATE   MATURITY DATE
------------                                                                       -------------   -------------
US TREASURY BILLS: 0.99%
$     80,000   US TREASURY BILL@#                                                       1.23%        08/07/2008             79,724
      60,000   US TREASURY BILL@#                                                       1.37         08/07/2008             59,793
      45,000   US TREASURY BILL@#                                                       1.41         08/07/2008             44,844
      30,000   US TREASURY BILL@#                                                       1.79         08/07/2008             29,896
   1,340,000   US TREASURY BILL@#                                                       2.04         08/07/2008          1,335,369
     500,000   US TREASURY BILL@#                                                       1.72         11/06/2008            495,770
                                                                                                                         2,045,396
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $ 2,512,039)                                                                          2,511,743
                                                                                                                   ---------------

                     36 Wells Fargo Advantage WealthBuilder
                     Portfolio of Investments--May 31, 2008


WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -------------------------------------------------------                                             ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $207,643,800)*                                                       99.67%                                  $   206,560,066
OTHER ASSETS AND LIABILITIES, NET                                           0.33                                           681,255
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   207,241,321
                                                                          ------                                   ---------------

----------
~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

@    Zero coupon bond. Interest rate presented is yield to maturity.

# All or a portion of this security is segregated as collateral for derivative investments. (See Note 2)

* Cost for federal income tax purposes is $207,979,230 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 7,686,413
Gross unrealized depreciation                 (9,105,577)
                                             -----------
Net unrealized appreciation (depreciation)   $(1,419,164)

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 37
                     Portfolio of Investments--May 31, 2008


WEALTHBUILDER EQUITY PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
INVESTMENT COMPANIES: 99.94%
STOCK FUNDS: 59.25%
     587,527   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                              $    13,777,502
     325,984   DWS DREMAN HIGH RETURN EQUITY FUND                                                                       13,789,144
     526,160   ING INTERNATIONAL VALUE FUND                                                                              9,397,210
     690,737   JOHN HANCOCK CLASSIC VALUE FUND                                                                          13,800,928
     653,981   OPPENHEIMER MAIN STREET SMALL CAP FUND                                                                   13,347,756
     739,977   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                      28,437,306
     121,348   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                                5,609,902
     406,413   THORNBURG INTERNATIONAL VALUE FUND                                                                       12,997,078
                                                                                                                       111,156,826
                                                                                                                   ---------------
AFFILIATED STOCK FUNDS: 40.69%
   1,181,235   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                               14,340,191
         N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                             27,879,548
         N/A   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                      9,378,666
   1,036,964   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                              12,485,047
         N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                      12,243,409
                                                                                                                        76,326,861
                                                                                                                   ---------------
TOTAL INVESTMENT COMPANIES (COST $183,095,940)                                                                         187,483,687
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $182,884,140)*                                                       99.94%                                  $   187,483,687
OTHER ASSETS AND LIABILITIES, NET                                           0.06                                           113,682
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   187,597,369
                                                                          ------                                   ---------------

----------
* Cost for federal income tax purposes is $182,999,963 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $11,887,672
Gross unrealized depreciation                 (7,403,948)
                                             -----------
Net unrealized appreciation (depreciation)   $ 4,483,724

The accompanying notes are an integral part of these financial statements.

                38 Wells Fargo Advantage WealthBuilder Portfolio
                     Portfolio of Investments--May 31, 2008


WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
INVESTMENT COMPANIES: 99.72%
STOCK FUNDS: 63.70%
     558,549   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                              $    13,097,973
   1,219,426   DWS DREMAN HIGH RETURN EQUITY FUND                                                                       51,581,708
   4,097,385   ING INTERNATIONAL VALUE FUND                                                                             73,179,303
   2,606,769   JOHN HANCOCK CLASSIC VALUE FUND                                                                          52,083,253
     479,183   OPPENHEIMER MAIN STREET SMALL CAP FUND                                                                    9,780,125
     685,755   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                      26,353,570
     946,551   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                               43,759,031
   3,167,253   THORNBURG INTERNATIONAL VALUE FUND                                                                      101,288,749
                                                                                                                       371,123,712
                                                                                                                   ---------------
AFFILIATED STOCK FUNDS: 36.02%
   1,097,367   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                               13,322,035
         N/A   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                            103,876,995
         N/A   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                     72,987,137
     823,162   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                               9,910,865
         N/A   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                       9,737,332
                                                                                                                       209,834,364
                                                                                                                   ---------------
TOTAL INVESTMENT COMPANIES (COST $594,677,656)                                                                         580,958,076
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $593,228,295)*                                                       99.72%                                  $   580,958,076
OTHER ASSETS AND LIABILITIES, NET                                           0.28                                         1,614,161
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   582,572,237
                                                                          ------                                   ---------------

* Cost for federal income tax purposes is $594,083,886 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 25,040,472
Gross unrealized depreciation                 (38,166,282)
                                             ------------
Net unrealized appreciation (depreciation)   $(13,125,810)

The accompanying notes are an integral part of these financial statements.

                40 Wells Fargo Advantage Wealthbuilder Portfolio
               Statements of Assets and Liabilities--May 31, 2008


                                                          WealthBuilder  WealthBuilder
                                                           Conservative     Moderate
                                                            Allocation      Balanced
                                                            Portfolio      Portfolio
                                                          -------------  -------------
ASSETS
   Investments
      In securities, at market value ...................  $ 34,695,133   $ 91,069,484
      Investments in affiliated Master Portfolios ......    31,835,024     58,575,377
      Investments in affiliates ........................    66,808,371     94,070,826
                                                          ------------   ------------
   Total investments at market value (see cost below) ..   133,338,528    243,715,687
                                                          ------------   ------------
   Cash ................................................       313,490        499,995
   Receivable for Fund shares issued ...................     1,580,654      2,070,733
   Receivable for investments sold .....................             0              0
   Receivables for dividends and interest ..............       314,122        430,569
                                                          ------------   ------------
Total assets ...........................................   135,546,794    246,716,984
                                                          ------------   ------------
LIABILITIES
   Cash Overdraft ......................................             0              0
   Payable for daily variation margin on futures
      contracts ........................................        15,243         60,218
   Payable for Fund shares redeemed ....................       341,124        621,915
   Payable for investments purchased ...................       169,415        585,561
   Payable to investment advisor and affiliates
      (Note 3) .........................................       140,326        255,309
   Accrued expenses and other liabilities ..............        77,052         90,462
                                                          ------------   ------------
Total liabilities ......................................       743,160      1,613,465
                                                          ------------   ------------
TOTAL NET ASSETS .......................................  $134,803,634   $245,103,519
                                                          ============   ============
NET ASSETS CONSIST OF
   Paid-in capital .....................................  $133,557,791   $243,774,188
   Undistributed net investment income (loss) ..........        82,307        796,623
   Undistributed net realized gain (loss) on
      investments ......................................      (219,711)    (2,333,399)
   Net unrealized appreciation (depreciation) of
      investments, foreign currencies and translation
      of assets and liabilities denominated in foreign
      currencies .......................................     1,064,292      1,688,255
   Net unrealized appreciation (depreciation) of
      futures ..........................................       318,955      1,177,852
                                                          ------------   ------------
TOTAL NET ASSETS .......................................  $134,803,634   $245,103,519
                                                          ============   ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER
   SHARE(1)
   Maximum offering price per share ....................  $      10.80   $      11.52
   Net asset value and offering price per share ........  $      10.64   $      11.35
   Net assets ..........................................  $134,803,634   $245,103,519
   Shares outstanding ..................................    12,670,356     21,600,398
                                                          ------------   ------------
Investments at cost ....................................  $132,274,230   $242,027,401
                                                          ------------   ------------

----------
(1)  Each Fund has an unlimited number of authorized shares.

(2) Maximum offering price is computed as 100/98.50 of net asset value. On investments of $250,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Wealthbuilder Portfolio 41
               Statements of Assets and Liabilities--May 31, 2008


                                                          WealthBuilder  WealthBuilder                 WealthBuilder
                                                              Growth         Growth     WealthBuilder     Tactical
                                                             Balanced      Allocation       Equity         Equity
                                                            Portfolio      Portfolio      Portfolio      Portfolio
                                                          -------------  -------------  -------------  -------------
ASSETS
   Investments
      In securities, at market value ...................  $355,926,955   $115,736,218    $111,156,826  $371,123,712
      Investments in affiliated Master Portfolios ......   189,510,159     54,538,399      49,501,623   186,601,464
      Investments in affiliates ........................   145,636,891     36,285,449      26,825,238    23,232,900
                                                          ------------   ------------    ------------  ------------
   Total investments at market value (see cost below) ..   691,074,005    206,560,066     187,483,687   580,958,076
                                                          ------------   ------------    ------------  ------------
   Cash ................................................     2,652,130        531,898         307,901             0
   Receivable for Fund shares issued ...................     2,760,030      1,132,221         167,859     2,612,882
   Receivable for investments sold .....................             0              0          92,099       455,985
   Receivables for dividends and interest ..............       725,299        119,975             128           785
                                                          ------------   ------------    ------------  ------------
Total assets ...........................................   697,211,464    208,344,160     188,051,674   584,027,728
                                                          ------------   ------------    ------------  ------------
LIABILITIES
   Cash Overdraft ......................................             0              0               0        55,989
   Payable for daily variation margin on futures
      contracts ........................................       254,673         74,812               0             0
   Payable for Fund shares redeemed ....................     1,230,052        263,938         197,157       586,122
   Payable for investments purchased ...................     1,117,553        467,160               0             0
   Payable to investment advisor and affiliates
      (Note 3) .........................................       737,710        213,902         191,874       565,311
   Accrued expenses and other liabilities ..............       259,300         83,027          65,274       248,069
                                                          ------------   ------------    ------------  ------------
Total liabilities ......................................     3,599,288      1,102,839         454,305     1,455,491
                                                          ------------   ------------    ------------  ------------
TOTAL NET ASSETS .......................................  $693,612,176   $207,241,321    $187,597,369  $582,572,237
                                                          ============   ============    ============  ============
NET ASSETS CONSIST OF
   Paid-in capital .....................................  $673,749,256   $207,037,051    $177,441,389  $573,326,338
   Undistributed net investment income (loss) ..........     2,565,799        211,614          92,310       464,803
   Undistributed net realized gain (loss) on
      investments ......................................    (1,821,787)      (411,078)      5,464,113    21,051,864
   Net unrealized appreciation (depreciation) of
      investments, foreign currencies and translation
      of assets and liabilities denominated in foreign
      currencies .......................................    13,860,666     (1,083,795)      4,599,557   (12,270,768)
   Net unrealized appreciation (depreciation) of
      futures ..........................................     5,258,242      1,487,529               0             0
                                                          ------------   ------------    ------------  ------------
TOTAL NET ASSETS .......................................  $693,612,176   $207,241,321    $187,597,369  $582,572,237
                                                          ============   ============    ============  ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER
   SHARE(1)
   Maximum offering price per share ....................  $      12.46   $      12.66    $      12.74  $      16.03
   Net asset value and offering price per share ........  $      12.27   $      12.47    $      12.55  $      15.79
   Net assets ..........................................  $693,612,176   $207,241,321    $187,597,369  $582,572,237
   Shares outstanding ..................................    56,526,316     16,612,542      14,945,208    36,893,830
                                                          ------------   ------------    ------------  ------------
Investments at cost ....................................  $677,213,331   $207,643,800    $182,884,140  $593,228,295
                                                          ------------   ------------    ------------  ------------

                42 Wells Fargo Advantage WealthBuilder Portfolio
            Statements of Operations--For the Year Ended May 31, 2008


                                                                      WealthBuilder   WealthBuilder
                                                                       Conservative      Moderate
                                                                        Allocation       Balanced
                                                                        Portfolio       Portfolio
                                                                      -------------   -------------
INVESTMENT INCOME
   Dividends ......................................................    $3,333,082      $ 6,214,388
   Dividends allocated from affiliated Master Portfolios(1) .......       155,437          524,282
   Interest .......................................................         6,884           31,094
   Interest allocated from affiliated Master Portfolios ...........       928,193        1,418,423
   Interest from affiliated securities ............................        17,934           28,360
   Expenses allocated from affiliated Master Portfolios ...........      (124,303)        (315,419)
   Waivers allocated from affiliated Master Portfolios ............         5,697           13,448
                                                                       ----------      -----------
Total investment income ...........................................     4,322,924        7,914,576
                                                                       ----------      -----------
EXPENSES
   Advisory fees ..................................................       190,150          385,440
   Administration fees ............................................       313,748          635,976
   Shareholder servicing fees (Note 3) ............................       237,688          481,219
   Accounting fees ................................................        13,986           18,157
   Distribution fees (Note 3) .....................................       713,063        1,445,399
   Professional fees ..............................................        16,728           17,207
   Registration fees ..............................................         9,914           16,507
   Shareholder reports ............................................         3,887           10,179
   Trustees' fees .................................................         8,646            8,646
   Other fees and expenses ........................................         1,537            5,247
                                                                       ----------      -----------
Total expenses ....................................................     1,509,347       (3,023,977)
                                                                       ----------      -----------
LESS
   Waived fees and reimbursed expenses (Note 3) ...................       (83,145)        (133,159)
   Net expenses ...................................................     1,426,202        2,890,818
                                                                       ----------      -----------
Net investment income (loss) ......................................     2,896,722        5,023,758
                                                                       ----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Non-affiliated underlying funds ................................       711,759        2,504,783
   Affiliated underlying funds ....................................       116,412          529,148
   Futures transactions ...........................................      (321,680)      (1,917,796)
   Securities transactions allocated from Master Portfolios .......       196,810           15,971
   Options, swap agreement and short sale transactions allocated
      from Master Portfolios ......................................            (6)             (11)
                                                                       ----------      -----------
Net realized gain and loss from investments .......................       703,295        1,132,095
                                                                       ----------      -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency
      translation .................................................          (150)            (434)
   Non-affiliated underlying funds ................................      (627,525)      (4,450,765)
   Affiliated underlying funds ....................................       404,407          511,017
   Futures transactions ...........................................        34,977           66,785
   Securities transactions allocated from Master Portfolios .......      (561,745)      (2,179,417)
   Forwards, futures, options, swaps and short sales allocated
      from Master Portfolios ......................................        (4,476)          (3,378)
                                                                       ----------      -----------
Net change in unrealized appreciation (depreciation) of
   investments ....................................................      (754,512)      (6,056,192)
                                                                       ----------      -----------
Net realized and unrealized gain (loss) on investments ............       (51,217)      (4,924,097)
                                                                       ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...    $2,845,505      $    99,661
                                                                       ==========      ===========
(1) Net of foreign withholding taxes allocated from Master
   Portfolios of ..................................................    $    3,596      $    13,431

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 43
            Statements of Operations--For the Year Ended May 31, 2008


                                                                      WealthBuilder   WealthBuilder                   WealthBuilder
                                                                          Growth          Growth      WealthBuilder      Tactical
                                                                         Balanced       Allocation        Equity          Equity
                                                                        Portfolio       Portfolio       Portfolio       Portfolio
                                                                      -------------   -------------   -------------   -------------
INVESTMENT INCOME
   Dividends ......................................................   $ 17,905,988    $  4,314,075    $  3,693,629    $ 13,069,268
   Dividends allocated from affiliated Master Portfolios(1) .......      2,716,381         881,578       1,257,360       4,144,845
   Interest .......................................................        161,882          42,845               0               0
   Interest allocated from affiliated Master Portfolios ...........      3,869,126         613,989               0               0
   Interest from affiliated securities ............................        104,570          26,125          16,263          31,634
   Expenses allocated from affiliated Master Portfolios ...........     (1,444,445)       (424,064)       (562,532)     (1,822,575)
   Waivers allocated from affiliated Master Portfolios ............         59,593          16,752          21,869         (79,894)
                                                                      ------------    ------------    ------------    ------------
Total investment income ...........................................     23,373,095       5,471,300       4,426,589     (15,503,066)
                                                                      ------------    ------------    ------------    ------------
EXPENSES
   Advisory fees ..................................................      1,311,500         354,479         396,728       1,115,175
   Administration fees ............................................      2,163,976         584,890         654,601       1,840,039
   Shareholder servicing fees (Note 3) ............................      1,637,250         442,712         494,999       1,392,889
   Accounting fees ................................................         33,720          17,544          10,373          27,821
   Distribution fees (Note 3) .....................................      4,918,127       1,329,296       1,487,730       4,181,907
   Professional fees ..............................................         17,893          16,751          15,625          15,412
   Registration fees ..............................................         26,608          16,061          21,589          23,540
   Shareholder reports ............................................        182,261          20,525          52,699         159,666
   Trustees' fees .................................................          8,646           8,646           8,646           8,646
   Other fees and expenses ........................................         11,080           4,205           5,832         (11,434)
                                                                      ------------    ------------    ------------    ------------
Total expenses ....................................................     10,311,061       2,795,109       3,148,822       8,776,529
                                                                      ------------    ------------    ------------    ------------
LESS
   Waived fees and reimbursed expenses (Note 3) ...................       (474,808)       (136,397)       (173,264)       (411,175)
   Net expenses ...................................................      9,836,253       2,658,712       2,975,558       8,365,354
                                                                      ------------    ------------    ------------    ------------
Net investment income (loss) ......................................     13,536,842       2,812,588       1,451,031       7,137,712
                                                                      ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Non-affiliated underlying funds ................................     18,471,872       4,794,889       7,330,870      30,214,175
   Affiliated underlying funds ....................................      4,073,446       1,116,261       1,705,811       1,051,079
   Futures transactions ...........................................     (8,131,061)     (2,344,753)              0               0
   Securities transactions allocated from Master Portfolios .......      5,466,829        (434,257)      2,449,358       7,242,304
   Options, swap agreement and short sale transactions allocated
      from Master Portfolios ......................................            (31)             (5)              0               0
                                                                      ------------    ------------    ------------    ------------
Net realized gain and loss from investments .......................     19,881,055       3,132,135      11,486,039      38,507,558
                                                                      ------------    ------------    ------------    ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency
      translation .................................................           (569)           (296)              0               0
   Non-affiliated underlying funds ................................    (35,452,413)    (10,496,706)    (19,246,179)    (68,043,858)
   Affiliated underlying funds ....................................     (2,800,203)     (1,016,806)     (2,227,759)       (673,489)
   Futures transactions ...........................................     (2,208,734)       (180,934)              0               0
   Securities transactions allocated from Master Portfolios .......    (19,924,410)     (4,475,636)    (10,464,849)    (20,591,524)
   Forwards, futures, options, swaps and short sales allocated
      from Master Portfolios ......................................          4,942             357               0               0
                                                                      ------------    ------------    ------------    ------------
Net change in unrealized appreciation (depreciation) of
   investments ....................................................    (60,381,387)    (16,170,021)    (31,938,787)    (89,308,871)
                                                                      ------------    ------------    ------------    ------------
Net realized and unrealized gain (loss) on investments ............    (40,500,332)    (13,037,886)    (20,452,748)    (50,801,313)
                                                                      ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...   $(26,963,490)   $(10,225,298)   $(19,001,717)   $(43,663,601)
                                                                      ============    ============    ============    ============
(1) Net of foreign withholding taxes allocated from Master
   Portfolios of ..................................................   $     68,387    $     23,390    $     32,010    $    226,901

                44 Wells Fargo Advantage WealthBuilder Portfolio
                       Statements of Changes in Net Assets


                                                            WEALTHBUILDER CONSERVATIVE
                                                               ALLOCATION PORTFOLIO
                                                           ---------------------------
                                                              For the        For the
                                                            Year Ended     Year Ended
                                                           May 31, 2008   May 31, 2007
                                                           ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets ................................   $ 70,051,303   $ 40,290,383
OPERATIONS
   Net investment income (loss) ........................      2,896,722      1,482,927
   Net realized gain (loss) on investments .............        703,295        990,499
   Net change in unrealized appreciation
      (depreciation) of investments ....................       (754,512)     2,254,529
                                                           ------------   ------------
Net increase (decrease) in net assets resulting from
   operations ..........................................      2,845,505      4,727,955
                                                           ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income ...............................     (2,839,562)    (1,497,824)
   Net realized gain on sales of investments ...........     (1,700,026)      (346,177)
                                                           ------------   ------------
Total distributions to shareholders ....................     (4,539,588)    (1,844,001)
                                                           ------------   ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold ...........................     84,731,527     42,565,130
   Reinvestment of distributions .......................      4,217,530      1,644,153
   Cost of shares redeemed .............................    (22,502,643)   (17,332,317)
                                                           ------------   ------------
Net increase (decrease) in net assets resulting from
   capital share transactions - Total ..................     66,446,414     26,876,966
                                                           ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS ..................     64,752,331     29,760,920
                                                           ------------   ------------
ENDING NET ASSETS ......................................   $134,803,634   $ 70,051,303
                                                           ============   ============
SHARES ISSUED AND REDEEMED
   Shares sold .........................................      7,913,504      4,042,343
   Shares issued in reinvestment of distributions ......        394,595        155,130
   Shares redeemed .....................................     (2,098,609)    (1,644,177)
                                                           ------------   ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   RESULTING FROM CAPITAL SHARE TRANSACTIONS ...........      6,209,490      2,553,296
                                                           ============   ============
Ending balance of undistributed net investment income
   (loss) ..............................................   $     82,307   $     25,199
                                                           ------------   ------------

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 45
                       Statements of Changes in Net Assets


                                                              WEALTHBUILDER MODERATE         WEALTHBUILDER GROWTH
                                                                BALANCED PORTFOLIO            BALANCED PORTFOLIO
                                                           ---------------------------   ----------------------------
                                                              For the        For the        For the         For the
                                                            Year Ended     Year Ended      Year Ended     Year Ended
                                                           May 31, 2008   May 31, 2007    May 31, 2008   May 31, 2007
                                                           ------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets ................................   $145,929,762   $ 69,825,821   $ 620,020,196   $449,305,685
OPERATIONS
   Net investment income (loss) ........................      5,023,758      2,064,445      13,536,842      6,142,135
   Net realized gain (loss) on investments .............      1,132,095      2,615,817      19,881,055     22,418,178
   Net change in unrealized appreciation
      (depreciation) of investments ....................     (6,056,192)     8,491,478     (60,381,387)    58,955,048
                                                           ------------   ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
   operations ..........................................         99,661     13,171,740     (26,963,490)    87,515,361
                                                           ------------   ------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income ...............................     (4,683,604)    (1,820,749)    (12,465,234)    (5,240,356)
   Net realized gain on sales of investments ...........     (5,961,652)    (1,028,588)    (40,688,983)   (23,813,924)
                                                           ------------   ------------   -------------   ------------
Total distributions to shareholders ....................    (10,645,256)    (2,849,337)    (53,154,217)   (29,054,280)
                                                           ------------   ------------   -------------   ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold ...........................    138,030,328     79,215,414     220,421,043    176,201,304
   Reinvestment of distributions .......................     10,286,225      2,743,647      51,912,406     28,272,013
   Cost of shares redeemed .............................    (38,597,201)   (16,177,523)   (118,623,762)   (92,219,887)
                                                           ------------   ------------   -------------   ------------
Net increase (decrease) in net assets resulting from
   capital share transactions - Total ..................    109,719,352     65,781,538     153,709,687    112,253,430
                                                           ------------   ------------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS ..................     99,173,757     76,103,941      73,591,980    170,714,511
                                                           ------------   ------------   -------------   ------------
ENDING NET ASSETS ......................................   $245,103,519   $145,929,762   $ 693,612,176   $620,020,196
                                                           ============   ============   =============   ============
SHARES ISSUED AND REDEEMED
   Shares sold .........................................     11,913,710      6,971,358      16,999,195     13,634,994
   Shares issued in reinvestment of distributions ......        893,449        241,410       4,103,741      2,196,734
   Shares redeemed .....................................     (3,367,412)    (1,426,133)     (9,348,513)    (7,146,457)
                                                           ------------   ------------   -------------   ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   RESULTING FROM CAPITAL SHARE TRANSACTIONS ...........      9,439,747      5,786,635      11,754,423      8,685,271
                                                           ============   ============   =============   ============
Ending balance of undistributed net investment income
   (loss) ..............................................   $    796,623   $    451,410   $   2,565,799   $  1,529,920
                                                           ------------   ------------   -------------   ------------

                46 Wells Fargo Advantage WealthBuilder Portfolio
                       Statements of Changes in Net Assets

                                                            WEALTHBUILDER GROWTH
                                                            ALLOCATION PORTFOLIO
                                                        ---------------------------
                                                           For the        For the
                                                         Year Ended     Year Ended
                                                        May 31, 2008   May 31, 2007
                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets .............................   $148,308,630   $ 68,042,382
OPERATIONS
   Net investment income (loss) .....................      2,812,588        650,659
   Net realized gain (loss) on investments ..........      3,132,135      4,008,298
   Net change in unrealized appreciation
      (depreciation) of investments .................    (16,170,021)    15,385,226
                                                        ------------   ------------
Net increase (decrease) in net assets
   resulting from operations ........................    (10,225,298)    20,044,183
                                                        ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income ............................     (2,607,940)      (576,606)
   Net realized gain on sales of investments ........     (7,498,293)    (1,425,631)
                                                        ------------   ------------
Total distributions to shareholders .................    (10,106,233)    (2,002,237)
                                                        ------------   ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold ........................    103,224,657     80,840,329
   Reinvestment of distributions ....................      9,948,033      1,977,097
   Cost of shares redeemed ..........................    (33,908,468)   (20,593,124)
                                                        ------------   ------------
Net increase (decrease) in net assets resulting
   from capital share transactions - Total ..........     79,264,222     62,224,302
                                                        ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS ...............     58,932,691     80,266,248
                                                        ------------   ------------
ENDING NET ASSETS ...................................   $207,241,321   $148,308,630
                                                        ============   ============
SHARES ISSUED AND REDEEMED
   Shares sold ......................................      7,910,937      6,382,073
   Shares issued in reinvestment of distributions ...        765,816        153,499
   Shares redeemed ..................................     (2,662,392)    (1,638,890)
                                                        ------------   ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   RESULTING FROM CAPITAL SHARE TRANSACTIONS ........      6,014,361      4,896,682
                                                        ============   ============
Ending balance of undistributed net investment
   income (loss) ....................................   $    211,614   $     25,527
                                                        ------------   ------------

The accompanying notes are an integral part of these financial statements.

                      Statements of Changes in Net Assets
                Wells Fargo Advantage WealthBuilder Portfolio 47

                                                            WEALTHBUILDER EQUITY         WEALTHBUILDER TACTICAL
                                                                 PORTFOLIO                  EQUITY PORTFOLIO
                                                        ---------------------------   ---------------------------
                                                          For the         For the       For the         For the
                                                         Year Ended     Year Ended     Year Ended     Year Ended
                                                        May 31, 2008   May 31, 2007   May 31, 2008   May 31, 2007
                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets .............................   $207,400,989   $154,908,527   $513,946,848   $269,224,928
OPERATIONS
   Net investment income (loss) .....................      1,451,031       (248,667)     7,137,712        299,131
   Net realized gain (loss) on investments ..........     11,486,039     10,262,740     38,507,558     28,950,905
   Net change in unrealized appreciation
      (depreciation) of investments .................    (31,938,787)    24,246,444    (89,308,871)    52,150,172
                                                        ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
   resulting from operations ........................    (19,001,717)    34,260,517    (43,663,601)    81,400,208
                                                        ------------   ------------   ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income ............................     (1,337,856)             0     (6,716,834)       (40,795)
   Net realized gain on sales of investments ........    (17,170,422)    (6,509,857)   (47,222,747)    (6,924,448)
                                                        ------------   ------------   ------------    -----------
Total distributions to shareholders .................    (18,508,278)    (6,509,857)   (53,939,581)    (6,965,243)
                                                        ------------   ------------   ------------    -----------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold ........................     36,914,181     51,856,217    209,851,745    217,400,532
   Reinvestment of distributions ....................     17,821,307      6,299,196     52,672,408      6,797,786
   Cost of shares redeemed ..........................    (37,029,113)   (33,413,611)   (96,295,582)   (53,911,363)
                                                        ------------   ------------   ------------    -----------
Net increase (decrease) in net assets resulting
   from capital share transactions - Total ..........     17,706,375     24,741,802    166,228,571    170,286,955
                                                        ------------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS ...............    (19,803,620)    52,492,462     68,625,389    244,721,920
                                                        ------------   ------------   ------------    -----------
ENDING NET ASSETS ...................................   $187,597,369   $207,400,989   $582,572,237   $513,946,848
                                                        ============   ============   ============    ===========
SHARES ISSUED AND REDEEMED
   Shares sold ......................................      2,656,232      3,793,794     12,111,027     12,869,202
   Shares issued in reinvestment of distributions ...      1,342,977        454,487      3,144,621        397,764
   Shares redeemed ..................................     (2,777,395)    (2,441,062)    (5,810,179)    (3,209,155)
                                                        ------------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   RESULTING FROM CAPITAL SHARE TRANSACTIONS ........      1,221,814      1,807,219      9,445,469     10,057,811
                                                        ============   ============   ============    ===========
Ending balance of undistributed net investment
   income (loss) ....................................   $     92,310   $     18,602   $    464,803   $    111,935
                                                        ------------   ------------   ------------    -----------

                48 Wells Fargo Advantage WealthBuilder Portfolio
                              Financial Highlights

                                  Beginning                Net Realized  Distributions Distributions
                                  Net Asset      Net      and Unrealized    from Net      from Net
                                  Value Per   Investment    Gain (Loss)    Investment     Realized
                                    Share   Income (Loss) on Investments     Income        Gains
                                  --------- ------------- -------------- ------------- -------------
WEALTHBUILDER CONSERVATIVE
   ALLOCATION PORTFOLIO
June 1, 2007 to May 31, 2008....    $10.84      0.33          (0.01)       (0.32)          (0.20)
June 1, 2006 to May 31, 2007....    $10.31      0.27           0.60        (0.28)          (0.06)
June 1, 2005 to May 31, 2006....    $10.21      0.21           0.11        (0.21)          (0.01)
September 30, 2004(5) to
   May 31, 2005.................    $10.00      0.07           0.20        (0.06)           0.00
WEALTHBUILDER MODERATE
    BALANCED PORTFOLIO
June 1, 2007 to May 31, 2008....    $12.00      0.29          (0.30)       (0.29)          (0.35)
June 1, 2006 to May 31, 2007....    $10.95      0.21           1.15        (0.20)          (0.11)
June 1, 2005 to May 31, 2006....    $10.42      0.14           0.54        (0.13)          (0.02)
September 30, 2004(5) to
   May 31, 2005.................    $10.00      0.04           0.40        (0.02)           0.00
WEALTHBUILDER GROWTH
    BALANCED PORTFOLIO
June 1, 2007 to May 31, 2008....    $13.85      0.27          (0.79)       (0.25)          (0.81)
June 1, 2006 to May 31, 2007....    $12.45      0.14           1.99        (0.13)          (0.60)
June 1, 2005 to May 31, 2006....    $11.76      0.15           1.12        (0.14)          (0.44)
June 1, 2004 to May 31, 2005....    $11.15      0.10           0.61        (0.10)           0.00
June 1, 2003 to May 31, 2004....    $ 9.68      0.08           1.52        (0.13)           0.00
WEALTHBUILDER GROWTH
   ALLOCATION PORTFOLIO
June 1, 2007 to May 31, 2008....    $13.99      0.20          (0.99)       (0.19)          (0.54)
June 1, 2006 to May 31, 2007....    $11.93      0.08           2.23        (0.07)          (0.18)
June 1, 2005 to May 31, 2006....    $10.70      0.02           1.30        (0.03)          (0.06)
September 30, 2004(5) to
   May 31, 2005.................    $10.00      0.00           0.73        (0.03)           0.00
WEALTHBUILDER EQUITY
   PORTFOLIO
June 1, 2007 to May 31, 2008....    $15.11      0.11          (1.36)       (0.10)          (1.21)
June 1, 2006 to May 31, 2007....    $13.00    (0.02)           2.64         0.00           (0.51)
June 1, 2005 to May 31, 2006....    $11.44    (0.04)           1.60         0.00            0.00
June 1, 2004 to May 31, 2005....    $10.56    (0.06)           0.94         0.00            0.00
June 1, 2003 to May 31, 2004....    $ 8.79    (0.06)           1.83         0.00            0.00
WEALTHBUILDER TACTICAL
   EQUITY PORTFOLIO
June 1, 2007 to May 31, 2008....    $18.72      0.22          (1.49)       (0.21)          (1.45)
June 1, 2006 to May 31, 2007....    $15.48      0.02           3.54         0.00(10)       (0.32)
June 1, 2005 to May 31, 2006....    $13.01    (0.04)           2.51         0.00            0.00
June 1, 2004 to May 31, 2005....    $11.84    (0.03)           1.32         0.00            0.00
June 1, 2003 to May 31, 2004....    $ 9.42    (0.04)           2.46         0.00            0.00

----------
(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2)  These ratios do not include expenses from the Underlying Funds.

(3) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(4) Total return would have been 16.26%, had the payments from the Advisor not been included.

(5)  Commencement of operations.

(6) Portfolio Turnover rates presented for periods of less than one year are not annualized.

(7) Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative Allocation Portfolio is 133%; for WealthBuilder Moderate Balanced Portfolio is 105%; for WealthBuilder Growth Balanced Portfolio is 105%; for WealthBuilder Growth Allocation Portfolio is 89%.

(8) Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative Allocation Portfolio is 120%; for WealthBuilder Moderate Balanced Portfolio is 96%; for WealthBuilder Growth Balanced Portfolio is 99%; for WealthBuilder Growth Allocation Portfolio is 71%.

(9) Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative Allocation Portfolio is 83%; for WealthBuilder Moderate Balanced Portfolio is 69%; for WealthBuilder Growth Balanced Portfolio is 73%; for WealthBuilder Growth Allocation Portfolio is 58%.

(10) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 49
                              Financial Highlights

                                                           Ratio to Average Net Assets (Annualized)(1)                        Net
                                  Distributions           --------------------------------------------                     Assets at
                                   in Excess of   Ending      Net                                                            End of
                                       Net      Net Asset Investment                                             Portfolio   Period
                                    Investment  Value Per   Income      Gross     Expenses     Net       Total    Turnover   (000's
                                      Income      Share     (Loss)   Expenses(2) Waived(2) Expenses(2) Return(3)    Rate    omitted)
                                  ------------- --------- ---------- ----------- --------- ----------- --------- --------- ---------
WEALTHBUILDER CONSERVATIVE
   ALLOCATION PORTFOLIO
June 1, 2007 to May 31, 2008....       0.00       $10.64     3.06%      1.59%     (0.09)%     1.50%     3.04%     135%(9)   $134,804
June 1, 2006 to May 31, 2007....       0.00       $10.84     2.67%      1.60%     (0.10)%     1.50%     8.58%     190%(8)   $ 70,051
June 1, 2005 to May 31, 2006....       0.00       $10.31     2.30%      1.62%     (0.12)%     1.50%     3.29%     163%(7)   $ 40,290
September 30, 2004(5) to
   May 31, 2005.................       0.00       $10.21     1.64%      2.79%     (1.29)%     1.50%     2.71%       9%(6)   $ 15,162
WEALTHBUILDER MODERATE
   BALANCED PORTFOLIO
June 1, 2007 to May 31, 2008....       0.00       $11.35     2.61%      1.57%     (0.07)%     1.50%    (0.14)%    109%(9)   $245,104
June 1, 2006 to May 31, 2007....       0.00       $12.00     2.00%      1.56%     (0.06)%     1.50%    12.66%     149%(8)   $145,930
June 1, 2005 to May 31, 2006....       0.00       $10.95     1.60%      1.60%     (0.10)%     1.50%     6.62%     152%(7)   $ 69,826
September 30, 2004(5) to
   May 31, 2005.................       0.00       $10.42     0.85%      2.48%     (0.98)%     1.50%     4.41%      16%(6)   $ 19,919
WEALTHBUILDER GROWTH
   BALANCED PORTFOLIO
June 1, 2007 to May 31, 2008....       0.00       $12.27     2.07%      1.57%     (0.07)%     1.50%    (4.00)%    104%(9)   $693,612
June 1, 2006 to May 31, 2007....       0.00       $13.85     1.18%      1.53%     (0.03)%     1.50%    17.58%     143%(8)   $620,020
June 1, 2005 to May 31, 2006....       0.00       $12.45     1.13%      1.53%     (0.03)%     1.50%    10.88%     139%(7)   $449,306
June 1, 2004 to May 31, 2005....       0.00       $11.76     0.90%      1.45%     (0.04)%     1.41%     6.37%      98%      $355,582
June 1, 2003 to May 31, 2004....       0.00       $11.15     0.75%      1.21%      0.00%      1.21%    16.52%(4)   96%      $260,922
WEALTHBUILDER GROWTH
   ALLOCATION PORTFOLIO
June 1, 2007 to May 31, 2008....       0.00       $12.47     1.59%      1.58%     (0.08)%     1.50%    (5.84)%     76%(9)   $207,241
June 1, 2006 to May 31, 2007....       0.00       $13.99     0.64%      1.58%     (0.08)%     1.50%    19.51%      95%(8)   $148,309
June 1, 2005 to May 31, 2006....       0.00       $11.93     0.08%      1.63%     (0.13)%     1.50%    12.27%     108%(7)   $ 68,042
September 30, 2004(5) to
   May 31, 2005.................       0.00       $10.70    (0.80)%     2.91%     (1.41)%     1.50%     7.25%      28%(6)   $ 15,255
WEALTHBUILDER EQUITY
   PORTFOLIO
June 1, 2007 to May 31, 2008....       0.00       $12.55     0.73%      1.59%     (0.09)%     1.50%    (8.75)%     37%      $187,597
June 1, 2006 to May 31, 2007....       0.00       $15.11    (0.14)%     1.58%     (0.08)%     1.50%    20.54%      43%      $207,401
June 1, 2005 to May 31, 2006....       0.00       $13.00    (0.34)%     1.59%     (0.09)%     1.50%    13.64%      70%      $154,909
June 1, 2004 to May 31, 2005....       0.00       $11.44    (0.64)%     1.48%     (0.06)%     1.42%     8.33%      92%      $118,581
June 1, 2003 to May 31, 2004....       0.00       $10.56    (0.74)%     1.24%     (0.01)%     1.23%    20.14%     101%      $ 87,885
WEALTHBUILDER TACTICAL
   EQUITY PORTFOLIO
June 1, 2007 to May 31, 2008....       0.00       $15.79     1.28%      1.57%     (0.07)%     1.50%    (7.31)%     47%      $582,572
June 1, 2006 to May 31, 2007....       0.00       $18.72     0.08%      1.56%     (0.06)%     1.50%    23.20%      50%      $513,947
June 1, 2005 to May 31, 2006....       0.00       $15.48    (0.30)%     1.55%     (0.05)%     1.50%    18.99%      76%      $269,225
June 1, 2004 to May 31, 2005....      (0.12)      $13.01    (0.50)%     1.47%     (0.05)%     1.42%    10.89%     110%      $165,325
June 1, 2003 to May 31, 2004....       0.00       $11.84    (0.42)%     1.23%     (0.01)%     1.22%    25.69%     121%      $105,829

                50 Wells Fargo Advantage WealthBuilder Portfolio
                          Notes to Financial Statements


1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust commenced operations on November 8, 1999, and at May 31, 2008, was comprised of 113 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Equity Portfolio (formerly named WealthBuilder Growth & Income Portfolio), and WealthBuilder Tactical Equity Portfolio (formerly named WealthBuilder Growth Portfolio). Each Fund is a diversified series of the Trust.

The Funds each seek to achieve their investment objectives by allocating their assets across asset classes of stocks, bonds and money market instruments by investing in a number of affiliated and non-affiliated funds ("Underlying Funds"). The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained from Wells Fargo Investor Services or from the servicing agent of the non-affiliated funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain Underlying Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the applicable Performance Highlights for those underlying Funds. Such underlying Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of such securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the valuation date.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

                Wells Fargo Advantage WealthBuilder Portfolio 51
                         Notes to Financial Statements


Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures established in good faith and approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the interest method.

Each Fund records its pro rata share of the Master Portfolio's net investment income, and realized and unrealized gain and loss daily.

Dividend income and realized gain distributions are recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Capital gain distributions from underlying funds are treated as realized gains.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At May 31, 2008. as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                                     Undistributed   Undistributed
                                                          Net             Net
                                                       Investment       Realized      Paid-in
Portfolio                                                Income        gain/Loss      Capital
---------                                            -------------   -------------   ---------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO        $    (52)       $  18,005     $ (17,953)
WEALTHBUILDER MODERATE BALANCED PORTFOLIO                 5,059          (10,250)        5,191
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                 (35,729)         933,787      (898,058)
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO               (18,561)        (135,339)      153,900
WEALTHBUILDER EQUITY PORTFOLIO                          (39,467)         717,031      (677,564)
WEALTHBUILDER EQUITY TACTICAL EQUITY PORTFOLIO          (68,010)          68,147          (137)

                52 Wells Fargo Advantage WealthBuilder Portfolio
                          Notes to Financial Statements


FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2008.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2008, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: May 31,2005; May 31, 2006; May 31, 2007; May 31, 2008) are subject to examination by the Internal Revenue Service and state departments of revenue.

At May 31, 2008, current year deferred post-October loss, which will be treated as realized for tax purposes on the first day of the succeeding year, was:

                                            Deferred Post-October
PORTFOLIO                                        Capital Loss
---------                                   ---------------------
WEALTHBUILDER MODERATE BALANCED PORTFOLIO          $891,628

FUTURES CONTRACTS

The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At May 31, 2008, the following Funds held futures contracts:

                                                                                                           Net Unrealized
                                                                                              Notional      Appreciation
PORTFOLIO                                         Contracts      Type     Expiration Date      Amount      (Depreciation)
---------                                         ---------   ---------   ---------------   ------------   --------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO    17 Long      S&P 500        June 2008    $  5,624,538     $  328,012
                                                   59 Short   US T-Bond   September 2008       6,687,443         (9,057)
WEALTHBUILDER MODERATE BALANCED PORTFOLIO          64 Long      S&P 500        June 2008      21,199,075      1,210,525
                                                  214 Short   US T-Bond   September 2008      24,256,327        (32,673)
WEALTHBUILDER GROWTH BALANCED PORTFOLIO           289 Long      S&P 500        June 2008    $ 95,797,113     $5,396,238
                                                  908 short   US T-Bond   September 2008     102,920,004       (137,996)
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO          81 Long      S&P 500        June 2008      26,834,363      1,527,788
                                                  271 Short   US T-Bond   September 2008      30,718,241        (40,259)

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

                Wells Fargo Advantage WealthBuilder Portfolio 53
                         Notes to Financial Statements


Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by Funds Management and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                    Advisory
                                                   Fees (% of                    Subadvisory
                                                    Average                       Fees (% of
                                 Average Daily       Daily                      Average Daily
PORTFOLIO                         Net Assets      Net Assets)     Subadviser     Net Assets)
---------                      ----------------   -----------   -------------   -------------
ALL WEALTHBUILDER PORTFOLIOS   First $1 billion      0.200      Wells Capital       0.150
                               Next $4 billion       0.175      Management
                               Over $5 billion       0.150      Incorporated

Funds Management also acts as adviser to, and is entitled to receive a fee from, each Master Portfolio or affiliated Underlying Fund.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                  % of Average
                                 Average Daily      Daily Net
                                  Net Assets         Assets
                               ----------------   ------------
ALL WEALTHBUILDER PORTFOLIOS   First $5 billion       0.33
                               Next $5 billion        0.32
                               Over $10 billion       0.31

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services.

WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby, each Fund is charged up to an annual fee of 0.25% of the average daily net assets of the Fund. For the year ended May 31, 2008, shareholder servicing fees paid by the Funds are disclosed on the Statements of Operations.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan ("Plan") for the Funds, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Wells Fargo Funds Distributor, LLC at an annual rate of up to 0.75% of average daily net assets.

For the year ended May 31, 2008, distribution fees paid are disclosed on the Statements of Operations.

OTHER FEES AND EXPENSES

PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual-asset based fee, and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the year ended May 31, 2008, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from administration, custody, and shareholder servicing fees collected, if any. Funds Management has contractually

                54 Wells Fargo Advantage WealthBuilder Portfolio
                          Notes to Financial Statements


committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Funds. Net operating expense ratios in effect for the period were as follows:

                               Net Operating
                               Expense Ratio
                               -------------
ALL WEALTHBUILDER PORTFOLIOS       1.50%*

*    This ratio does not include the expenses of the Underlying Funds.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date and U.S. Government Obligations) for the year ended May 31, 2008, were as follows:

                                                    Purchases at
PORTFOLIO                                               Cost       Sales Proceeds
---------                                           ------------   --------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO**   $176,874,319    $126,152,338
WEALTHBUILDER MODERATE BALANCED PORTFOLIO**          289,027,317     203,701,949
WEALTHBUILDER GROWTH BALANCED PORTFOLIO**            800,752,506     672,261,774
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO**          197,601,642     130,924,080
WEALTHBUILDER EQUITY PORTFOLIO**                      98,145,388      74,339,453
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO**            404,562,671     256,702,269

** These Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

Purchases and sales of the affiliated and non-affiliated funds in which the Funds invest are actual aggregate purchases and sales of those funds.

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended May 31, 2008, there were no borrowings by WealthBuilder Portfolios under the agreement.

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2008, and May 31, 2007, was as follows:

                                                                                         Dividends Paid
                                      Ordinary Income         Long-term Capital Gain     on Redemption              Total
                                 ------------------------   -------------------------   ---------------   -------------------------
PORTFOLIO                            2008         2007          2008          2007        2008     2007       2008          2007
---------                        -----------   ----------   -----------   -----------   --------   ----   -----------   -----------
WEALTHBUILDER CONSERVATIVE
ALLOCATION PORTFOLIO             $ 3,446,605   $1,542,308   $ 1,092,983   $   301,693   $ 10,156    $0    $ 4,549,744   $ 1,844,001
WEALTHBUILDER MODERATE
BALANCED PORTFOLIO                 6,377,824    2,074,519     4,267,432       774,818          0     0     10,645,256     2,849,337
WEALTHBUILDER GROWTH
BALANCED PORTFOLIO                25,858,917    9,149,809    27,295,300    19,904,471          0     0     53,154,217    29,054,280
WEALTHBUILDER GROWTH
ALLOCATION PORTFOLIO               4,429,755      984,788     5,676,478     1,017,449    129,995     0     10,236,228     2,002,237
WEALTHBUILDER EQUITY PORTFOLIO     3,944,722            0    14,563,556     6,509,857          0     0     18,508,278     6,509,857
WEALTHBUILDER TACTICAL
EQUITY PORTFOLIO                  13,932,429       40,795    40,007,152     6,924,448          0     0     53,939,581     6,965,243

                Wells Fargo Advantage WealthBuilder Portfolio 55
                         Notes to Financial Statements


As of May 31, 2008, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis appreciation is attributable to tax deferral of losses on wash sales and different book and tax treatment of the exchange in share class of investments in mutual funds.

                                                  Undistributed   Undistributed     Unrealized
                                                    Ordinary        Long-Term      Appreciation     Capital Loss
PORTFOLIO                                             Income           Gain       (Depreciation)   Carryforward*      Total
---------                                         -------------   -------------   --------------   -------------   -----------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO    $   80,563      $   394,172     $    771,108      $       0     $ 1,245,843
WEALTHBUILDER MODERATE BALANCED PORTFOLIO             786,336            3,487        1,431,136       (891,628)      1,329,331
WEALTHBUILDER GROWTH BALANCED PORTFOLIO             2,460,503        4,384,554       13,017,863              0      19,862,920
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO             585,942        1,037,492       (1,419,164)             0         204,270
WEALTHBUILDER EQUITY PORTFOLIO                         75,404        5,596,852        4,483,724              0      10,155,980
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO               371,965       21,999,744      (13,125,810)             0       9,245,899

* This amount includes the Post-October loss, which will reverse on the 1st day of the following fiscal year.

7. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measure-ments. "This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133." FAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. As of May 31, 2008, Management is continuing to evaluate the impact, if any, that adoption of FAS 161 may have on the financial statements.

8. MISCELLANEOUS

During the fiscal year ended May 31, 2005, the WealthBuilder Growth Allocation Portfolio, the WealthBuilder Growth Balanced Portfolio, the WealthBuilder Equity Portfolio and the WealthBuilder Tactical Equity Portfolio exchanged their portfolio investments in Class A shares of proprietary and non-proprietary mutual funds for Institutional Class shares of the same funds in order to lower the underlying fund expense ratio for each Portfolio. For financial reporting purposes, this transaction was treated as a recognized sale and the gain realized for each Portfolio as a result of the exchanges was as follows:

PORTFOLIO                                   Realized Gain
---------                                   -------------
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO     $   76,793
WEALTHBUILDER GROWTH BALANCED PORTFOLIO        6,867,830
WEALTHBUILDER EQUITY PORTFOLIO                 1,508,883
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO        5,722,614

                56 Wells Fargo Advantage WealthBuilder Portfolio
                          Notes to Financial Statements


For tax purposes, the exchanges are treated as nontaxable exchanges under
Section 1036(a) of the Code. As a result, the amounts listed above are not recognized for tax purposes until the new Institutional Class shares acquired in the exchanges are subsequently sold. Accordingly, the tax cost basis of Institutional Class shares received in the exchanges which are still held as of May 31, 2008, are lower than the financial statement cost basis (to the extent of the remaining deferred tax gain on such shares).

As of May 31, 2008, the deferred gains for income tax purposes were as follows:

PORTFOLIO                                   Deferred Gain
---------                                   -------------
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO      $ 32,170
WEALTHBUILDER GROWTH BALANCED PORTFOLIO         473,502
WEALTHBUILDER EQUITY PORTFOLIO                  256,758
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO         215,624

                Wells Fargo Advantage WealthBuilder Portfolio 57
            Report of Independent Registered Public Accounting Firm


THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wealthbuilder Conservative Allocation Portfolio, Wealthbuilder Moderate Balanced Portfolio, Wealthbuilder Growth Balanced Portfolio, Wealthbuilder Growth Allocation Portfolio, Wealthbuilder Equity Portfolio, and the Wealthbuilder Tactical Equity Portfolio, (collectively the "Funds"), six of the Funds constituting the Wells Fargo Funds Trust, as of May 31, 2008, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2008, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                        (KPMG LLP LOGO)

Philadelphia, Pennsylvania
July 25, 2008

                58 Wells Fargo Advantage WealthBuilder Portfolio
                         Other Information (Unaudited)


PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS or by visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Portfolios designate the amounts listed below as long-term capital gain distributions for the year ended May 31, 2008:

                                                     Capital Gain
PORTFOLIO                                              Dividend
---------                                         -----------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO      $ 1,092,983
WEALTHBUILDER MODERATE BALANCED PORTFOLIO              4,267,431
WEALTHBUILDER GROWTH BALANCED PORTFOLIO               27,295,300
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO              5,676,478
WEALTHBUILDER EQUITY PORTFOLIO                        14,563,556
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO               40,007,152

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Portfolios listed below designates a percentage of its ordinary income dividends distributed during the year ended May 31, 2008 as qualifying for the corporate dividends-received deduction:

                                                  Dividend-Received
                                                      Deduction
                                                    (% of ordinary
PORTFOLIO                                         income dividends)
---------                                         -----------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO          2.35%
WEALTHBUILDER MODERATE BALANCED PORTFOLIO                5.18
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                  8.93
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO               15.10
WEALTHBUILDER EQUITY PORTFOLIO                          36.61
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                 23.62

Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Portfolios listed below designate the following amounts of their income dividends paid during the year ended May 31, 2008 as qualified dividend income (QDI):

                                                      Qualified
                                                       Dividend
PORTFOLIO                                               Income
---------                                         -----------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO       $  108,821
WEALTHBUILDER MODERATE BALANCED PORTFOLIO                442,690
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                3,094,640
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                900,329
WEALTHBUILDER EQUITY PORTFOLIO                         1,943,328
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                6,274,824

                Wells Fargo Advantage WealthBuilder Portfolio 59
                         Other Information (Unaudited)


Pursuant to Section 871(k)(1)(C) of the Internal Revenue Code, the following Portfolios listed below designate the following amounts of their income dividends paid during the year ended May 31, 2008, as interest-related dividends:

                                                   Interest-Related
PORTFOLIO                                              Dividends
---------                                         ------------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO       $  610,797
WEALTHBUILDER MODERATE BALANCED PORTFOLIO                890,677
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                2,392,287
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                353,769
WEALTHBUILDER EQUITY PORTFOLIO                            32,777
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                  114,858

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the following Portfolios listed below designate the following amounts of their income dividends paid during the year ended May 31, 2008, as short-term capital gains dividends:

                                                  Short-term Capital
PORTFOLIO                                          Gains Dividends
---------                                         ------------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO       $   607,043
WEALTHBUILDER MODERATE BALANCED PORTFOLIO               1,694,221
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                13,393,683
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO               1,821,815
WEALTHBUILDER EQUITY PORTFOLIO                          2,606,866
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                 7,215,595

                60 Wells Fargo Advantage WealthBuilder Portfolio
                          Other Information (Unaudited)


PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 148 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                           Position Held and                                                                    Other
Name and Age               Length of Service(2)   Principal Occupations During Past Five Years                  Directorships
------------------------   --------------------   -----------------------------------------------------------   -------------
Thomas S. Goho             Trustee, since 1987    Co-Director for the Calloway School of Stephens University    None
65                                                of Wake Forest University. Prior thereto, the Thomas Goho
                                                  Chair of Finance of Wake Forest University, Calloway School
                                                  of Business and Accountancy, from 2006-2007 and Associate
                                                  Professor of Finance from 1999-2005.

Peter G. Gordon            Trustee, since 1998;   Chairman, CEO and Co-Founder of Crystal Geyser Water          None
65                         Chairman, since 2005   Company and President of Crystal Geyser Roxane Water
                           (Lead Trustee since    Company.
                           2001)

Olivia S. Mitchell         Trustee, since 2006    Professor of Insurance and Risk Management, Wharton School,   None
55                                                University of Pennsylvania. Director of the Boettner Center
                                                  on Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research
                                                  associate, National Bureau of Economic Research.

Timothy J. Penny           Trustee, since 1996    President and CEO of Southern Minnesota Initiative            None
56                                                Foundation, a non-profit organization since 2007 and Senior
                                                  Fellow at the Humphrey Institute Policy Forum at the
                                                  University of Minnesota since 1995.

Donald C. Willeke          Trustee, since 1996    Principal of the law firm of Willeke & Daniels.               None
67

INTERESTED TRUSTEE(3)

                           Position Held and                                                                    Other
Name and Age               Length of Service(2)   Principal Occupations During Past Five Years                  Directorships
------------------------   --------------------   -----------------------------------------------------------   -------------
J. Tucker Morse            Trustee, since 1987    Private Investor/Real Estate Developer. Prior thereto,        None
63                                                Chairman of Whitepoint Capital, LLC until 2004.

                Wells Fargo Advantage WealthBuilder Portfolio 61
                          Other Information (Unaudited)


OFFICERS

                           Position Held and                                                                    Other
Name and Age               Length of Service(2)   Principal Occupations During Past Five Years                  Directorships
------------------------   --------------------   -----------------------------------------------------------   -------------
Karla M. Rabusch           President, since       Executive Vice President of Wells Fargo Bank, N.A. and        None
49                         2003                   President of Wells Fargo Funds Management, LLC since 2003.
                                                  Senior Vice President and Chief Administrative Officer of
                                                  Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman           Secretary, since       Senior Vice President and Secretary of Wells Fargo Funds      None
                           2000; Chief Legal      Management, LLC since 2001. Vice President and Managing
                           Counsel, since 2003    Senior Counsel of Wells Fargo Bank, N.A. since 1996.

Stephen W. Leonhardt       Treasurer, since       Vice President and Manager of Fund Accounting, Reporting      None
48                         2007                   and Tax for Wells Fargo Funds Management, LLC since 2007.
                                                  Director of Fund Administration and SEC Reporting for
                                                  TIAA-CREF from 2005 to 2007. Chief Operating Officer for
                                                  UMB Fund Services, Inc. from 2004 to 2005. Controller for
                                                  Sungard Transaction Networks from 2002 to 2004.

Debra Ann Early            Chief Compliance       Chief Compliance Officer of Wells Fargo Funds Management,     None
43                         Officer, since 2007    LLC since 2007. Chief Compliance Officer of Parnassus
                                                  Investments from 2005 to 2007. Chief Financial Officer of
                                                  Parnassus Investments from 2004 to 2007 and Senior Audit
                                                  Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

(1) The Statement of Additional Information includes additional information about the Funds'Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

(2) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3) As of May 31, 2008, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

                62 Wells Fargo Advantage WealthBuilder Portfolio
                          Other Information (Unaudited)


BOARD CONSIDERATION OF AND CONTINUATION OF
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO, WEALTHBUILDER EQUITY PORTFOLIO, WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO, WEALTHBUILDER GROWTH BALANCED PORTFOLIO, WEALTHBUILDER MODERATE BALANCED PORTFOLIO AND WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 28, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 28, 2008, meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met regularly throughout the year and received information that was useful to it in considering the continuation of the Advisory Agreements, The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management, and the appointment of a new Chief Compliance Officer for the Funds. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

                Wells Fargo Advantage WealthBuilder Portfolio 63
                         Other Information (Unaudited)


FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2007. The Board also considered these results in comparison to the median performance of a universe of relevant funds that was determined by Lipper Inc. ("Lipper") to be similar to the Funds (the "Universe"), as well as to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio and WealthBuilder Growth Balanced Portfolio was better than, equal to or not appreciably below, the median performance of each Fund's Universe for all time periods. The Board noted that the performance of the WealthBuilder Conservative Allocation Portfolio was lower than the median performance of its Universe for all time periods, and that the performance of the WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio was lower than the median performance of each Fund's Universe for a certain time period and required further review. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio. The Board requested continued reports on the performance of the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio.

The Board received and considered information regarding the Fund's contractual advisory fees, and net operating expense ratios and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the respective median fees of narrower groups of funds that were determined by Lipper to be most similar to the Funds (the "Peer Group") and to other comparative data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Peer Group. The Board noted that the net operating expense ratio for each Fund were not appreciably higher than each Fund's Peer Group's median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for each Fund were not appreciably higher than the median rates of each Fund's respective Peer Group and noted that the Funds are among the few fund-of funds utilizing non-proprietary funds. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

                64 Wells Fargo Advantage WealthBuilder Portfolio
                         Other Information (Unaudited)


PROFITABILITY

The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses of providing services to the Funds. The Board also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2008 board meeting. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable. The Board did not consider separate profitability information with respect to Wells Capital Management, as its profitability from its relationships with the Funds was not a material factor in determining whether to renew the agreement.

ECONOMIES OF SCALE

The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the February 2008 board meeting. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

                Wells Fargo Advantage WealthBuilder Portfolio 65
                         Other Information (Unaudited)


OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                66 Wells Fargo Advantage WealthBuilder Portfolio
                             List of Abbreviations


The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG  -- Association of Bay Area Governments
ADR   -- American Depositary Receipt
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ARM   -- Adjustable Rate Mortgages
BART  -- Bay Area Rapid Transit
CDA   -- Community Development Authority
CDO   -- Collateralized Debt Obligation
CDSC  -- Contingent Deferred Sales Charge
CGIC  -- Capital Guaranty Insurance Company
CGY   -- Capital Guaranty Corporation
COP   -- Certificate of Participation
CP    -- Commercial Paper
CTF   -- Common Trust Fund
DW&P  -- Department of Water & Power
DWR   -- Department of Water Resources
ECFA  -- Educational & Cultural Facilities Authority
EDFA  -- Economic Development Finance Authority
ETET  -- Eagle Tax-Exempt Trust
FFCB  -- Federal Farm Credit Bank
FGIC  -- Financial Guaranty Insurance Corporation
FHA   -- Federal Housing Authority
FHAG  -- Federal Housing Agency
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
GDR   -- Global Depositary Receipt
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HCFR  -- Healthcare Facilities Revenue
HEFA  -- Health & Educational Facilities Authority
HEFAR -- Higher Education Facilities Authority Revenue
HFA   -- Housing Finance Authority
HFFA  -- Health Facilities Financing Authority
IDA   -- Industrial Development Authority
IDAG  -- Industrial Development Agency
IDR   -- Industrial Development Revenue
LIBOR -- London Interbank Offered Rate
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
LP    -- Limited Partnership
MBIA  -- Municipal Bond Insurance Association
MFHR  -- Multi-Family Housing Revenue
MTN   -- Medium Term Note
MUD   -- Municipal Utility District
PCFA  -- Pollution Control Finance Authority
PCR   -- Pollution Control Revenue
PFA   -- Public Finance Authority
PFFA  -- Public Facilities Financing Authority
plc   -- Public Limited Company
PSFG  -- Public School Fund Guaranty
R&D   -- Research & Development
RDA   -- Redevelopment Authority
RDFA  -- Redevelopment Finance Authority
REITS -- Real Estate Investment Trusts
SFHR  -- Single Family Housing Revenue
SFMR  -- Single Family Mortgage Revenue
SLMA  -- Student Loan Marketing Association
TBA   -- To Be Announced
TRAN  -- Tax Revenue Anticipation Notes
USD   -- Unified School District
XLCA  -- XL Capital Assurance

(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRAI/SIPC, an affiliate of Wells Fargo & Company.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(C) 2008 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds                                   110553 07-08
                                                                AWBP/AR102 05-08

                             WELLS       ADVANTAGE
                             FARGO       FUNDS

[PICTURE]

Annual Report
May 31, 2008

WELLS FARGO ADVANTAGE INCOME FUNDS

-     Wells Fargo Advantage Diversified Bond Fund

-     Wells Fargo Advantage High Yield Bond Fund

-     Wells Fargo Advantage Income Plus Fund

-     Wells Fargo Advantage Inflation-Protected Bond Fund

-     Wells Fargo Advantage Intermediate Government Income Fund

-     Wells Fargo Advantage Short Duration Government Bond Fund

-     Wells Fargo Advantage Stable Income Fund

-     Wells Fargo Advantage Strategic Income Fund

-     Wells Fargo Advantage Total Return Bond Fund

-     Wells Fargo Advantage Ultra-Short Duration Bond Fund

WANT TO RECEIVE YOUR ANNUAL AND SEMI-ANNUAL REPORTS FASTER?

Sign up for eDelivery at www.wellsfargo.com/advantagefunds, Keyword: eDocs.

CONTENTS

LETTER TO SHAREHOLDERS ....................................           2

PERFORMANCE HIGHLIGHTS
Diversified Bond Fund .....................................           4
High Yield Bond Fund ......................................           8
Income Plus Fund ..........................................          12
Inflation-Protected Bond Fund .............................          16
Intermediate Government Income Fund .......................          20
Short Duration Government Bond Fund .......................          24
Stable Income Fund ........................................          28
Strategic Income Fund .....................................          32
Total Return Bond Fund ....................................          36
Ultra-Short Duration Bond Fund ............................          42

FUND EXPENSES .............................................          47

PORTFOLIO OF INVESTMENTS
Diversified Bond Fund .....................................          51
High Yield Bond Fund ......................................          52
Income Plus Fund ..........................................          61
Inflation-Protected Bond Fund .............................          70
Intermediate Government Income Fund .......................          71
Short Duration Government Bond Fund .......................          75
Stable Income Fund ........................................          79
Strategic Income Fund .....................................          80
Total Return Bond Fund ....................................          87
Ultra-Short Duration Bond Fund ............................          88

FINANCIAL STATEMENTS
Statements of Assets and Liabilities ......................          96
Statements of Operations ..................................          98
Statements of Changes in Net Assets .......................         100
Financial Highlights ......................................         112

NOTES TO FINANCIAL STATEMENTS .............................         122

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM ....................................         134

MASTER PORTFOLIOS

PORTFOLIO OF INVESTMENTS
Inflation-Protected Bond Portfolio ........................         135
Managed Fixed Income Portfolio ............................         139
Stable Income Portfolio ...................................         151
Total Return Bond Portfolio ...............................         159

FINANCIAL STATEMENTS
Statements of Assets and Liabilities ......................         172
Statements of Operations ..................................         173
Statements of Changes in Net Assets .......................         174
Financial Highlights ......................................         176

NOTES TO FINANCIAL STATEMENTS .............................         177

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM ....................................         183

OTHER INFORMATION .........................................         184

LIST OF ABBREVIATIONS .....................................         191

The views expressed are as of May 31, 2008, and are those of the Fund managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Income Funds.

NOT FDIC INSURED - NO BANK GURANTEE - MAY LOSE VALUE

[PHOTO OMITTED]

                                                 WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO
     INVESTMENT HISTORY

1971  INTRODUCED ONE OF THE FIRST                 INTEGRITY. EXPERTISE. SOLUTIONS.
      INSTITUTIONAL INDEX FUNDS.                  -------------------------------------------------------------------------------
                                                  GUIDED BY A DISTINGUISHED HERITAGE. Since 1852 Wells Fargo has distinguished
1978  ONE OF THE FIRST FIRMS TO APPLY             itself by safely delivering people and their valuables to distant destinations.
      ASSET ALLOCATION THEORY TO                  To meet the needs of a vibrant, expanding nation, the company successfully
      INVESTMENT PORTFOLIO MANAGEMENT.            forged partnerships with local specialists who knew the terrain.

1985  ONE OF THE FIRST FIRMS TO                   Although much has changed since then, WELLS FARGO ADVANTAGE FUNDS continues to
      CREATE A THREE-WAY ASSET                    put the same time and effort into selecting independent portfolio management
      ALLOCATION FUND THAT "TILTS"                teams who oversee our Funds. It's our way of maintaining this early commitment
      INVESTMENTS TOWARD PORTIONS OF THE          to integrity and expertise and to providing solutions that help you reach your
      MARKET THAT OUR PROPRIETARY MODELS          destination.
      INDICATE WILL PERFORM BETTER.
                                                  INDEPENDENT THINKING. With a primary focus on delivering long-term performance
1994  INTRODUCED TARGET DATE FUNDS THAT           and risk management, our approach offers investors access to the strategic
      AUTOMATICALLY REALLOCATE THE ASSET          thinking of independent investment teams from 15 different management firms.
      MIX OVER SPECIFIC TIME HORIZONS.            While each of our teams concentrates on a specific strategy, collectively they provide in-depth knowledge and insight across distinct investment styles.
1997  WELLS FARGO LAUNCHED THE
      WEALTHBUILDER PORTFOLIOS, A UNIQUE          TIME-TESTED APPROACH. Our teams are chosen for their expertise in particular
      "FUND OF FUNDS" THAT USES FLEXIBLE          investment styles and for their consistent, repeatable processes. All remain
      ASSET ALLOCATION STRATEGIES TO              independent and free to concentrate solely on managing money and producing
      SHIFT ASSETS.                               results. Our strict adherence to this approach provides a consistent focus on long-term results and allows investors to tap into the expertise of leading
1999  REORGANIZED THE NORWEST ADVANTAGE           institutional investment managers to create fully diversified portfolios.
      FUNDS(R) AND STAGECOACH FUNDS(R)
      INTO THE WELLS FARGO FUNDS(R).              SOLUTIONS FOR EVERY STAGE. WELLS FARGO ADVANTAGE FUNDS provides investors with strategic investment solutions that help navigate the complex and
2003  EXPANDED FIXED-INCOME, SMALL CAP, AND       ever-changing investment landscape. Our diverse family of mutual funds includes
      EMERGING MARKETS LINEUP FROM                more than 120 Funds that cover a broad spectrum of investment styles and asset
      MONTGOMERY ASSET MANAGEMENT, LLC.           classes, and each Fund has its own disciplined approach to investing.

2004  ADDED ADDITIONAL LARGE CAP AND MID
      CAP FUNDS TO THE LINEUP BY
      ADOPTING THE COOKE & BIELER VALUE
      FUNDS.

2005  WELLS FARGO FUNDS MERGED WITH
      STRONG FUNDS TO BECOME WELLS FARGO
      ADVANTAGE FUNDS, FORMING A FUND
      FAMILY OF OVER 120 FUNDS AND
      PLACING IT AMONG THE TOP 20 MUTUAL
      FUND FAMILIES IN THE UNITED
      STATES.

2006  ENHANCED AND RENAMED THE WELLS
      FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO
      THE WELLS FARGO ADVANTAGE DOW
      JONES TARGET DATE FUNDS(SM), WHICH
      SEEK TO REPLICATE RETURNS OF THE
      APPROPRIATE DOW JONES TARGET DATE
      INDEXES, THE FIRST LIFE CYCLE
      INDEXES IN THE INVESTMENT
      INDUSTRY.



NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $158 BILLION IN ASSETS UNDER MANAGEMENT, AS OF MAY 31, 2008.

Equity Funds
------------------------------------------------------------------------------------------------------------------------------------
Asia Pacific Fund                               Equity Value Fund                          Mid Cap Growth Fund
C&B Large Cap Value Fund                        Growth Fund                                Opportunity Fund
C&B Mid Cap Value Fund                          Growth Equity Fund                         Small Cap Disciplined Fund
Capital Growth Fund                             Index Fund                                 Small Cap Growth Fund
Common Stock Fund                               International Core Fund                    Small Cap Opportunities Fund
Discovery Fund                                  International Equity Fund                  Small Cap Value Fund
Diversified Equity Fund                         International Value Fund                   Small Company Growth Fund
Diversified Small Cap Fund                      Large Cap Appreciation Fund                Small Company Value Fund
Emerging Growth Fund                            Large Cap Growth Fund                      Small/Mid Cap Value Fund
Emerging Markets Equity Fund                    Large Company Core Fund                    Specialized Financial Services Fund
Endeavor Select Fund                            Large Company Growth Fund                  Specialized Technology Fund
Enterprise Fund                                 Large Company Value Fund                   Strategic Small Cap Value Fund
Equity Income Fund                              Mid Cap Disciplined Fund                   U.S. Value Fund

Bond Funds
-----------------------------------------------------------------------------------------------------------------------------------
California Limited-Term Tax-Free Fund           Inflation-Protected Bond Fund              Short-Term Municipal Bond Fund
California Tax-Free Fund                        Intermediate Tax-Free Fund                 Stable Income Fund
Colorado Tax-Free Fund                          Minnesota Tax-Free Fund                    Strategic Income Fund
Diversified Bond Fund                           Municipal Bond Fund                        Total Return Bond Fund
Government Securities Fund(1)                   Short Duration Government Bond Fund(1)     Ultra Short-Term Income Fund
High Income Fund                                Short-Term Bond Fund                       Ultra Short-Term Municipal Income Fund
Income Plus Fund                                Short-Term High Yield Bond Fund            Wisconsin Tax-Free Fund

Asset Allocation Funds
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                      WealthBuilder Growth Allocation Portfolio  Target 2020 Fund(2)
Asset Allocation Fund                           WealthBuilder Growth Balanced Portfolio    Target 2025 Fund(2)
Conservative Allocation Fund                    WealthBuilder Moderate Balanced Portfolio  Target 2030 Fund(2)
Growth Balanced Fund                            WealthBuilder Tactical Equity Portfolio    Target 2035 Fund(2)
Moderate Balanced Fund                          Target Today Fund(2)                       Target 2040 Fund(2)
WealthBuilder Conservative Allocation Portfolio Target 2010 Fund(2)                        Target 2045 Fund(2)
WealthBuilder Equity Portfolio                  Target 2015 Fund(2)                        Target 2050 Fund(2)

Money Market Funds
-----------------------------------------------------------------------------------------------------------------------------------
100% Treasury Money Market Fund(1)              Heritage Money Market Fund                 National Tax-Free Money Market Fund
California Tax-Free Money Market Fund           Minnesota Money Market Fund                National Tax-Free Money Market Trust
California Tax-Free Money Market Trust          Money Market Fund                          Overland Express Sweep Fund
Cash Investment Money Market Fund               Money Market Trust                         Prime Investment Money Market Fund
Government Money Market Fund(1)                 Municipal Money Market Fund                Treasury Plus Money Market Fund(1)

Variable Trust Funds(3)
-----------------------------------------------------------------------------------------------------------------------------------
VT Asset Allocation Fund                        VT International Core Fund                 VT Opportunity Fund
VT C&B Large Cap Value Fund                     VT Large Company Core Fund                 VT Small Cap Growth Fund
VT Discovery Fund                               VT Large Company Growth Fund               VT Small/Mid Cap Value Fund
VT Equity Income Fund                           VT Money Market Fund                       VT Total Return Bond Fund




AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.
--------------------------------------------------------------------------------

(1) The U.S. Government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2) The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM).

(3) The Variable Trust Funds are generally available only through insurance company variable contracts.

NOT PART OF THE ANNUAL REPORT.

2 Wells Fargo Advantage Income Funds                      Letter to Shareholders

[PHOTO OF KARLA M. RABUSCH]

KARLA M. RABUSCH,
President
Wells Fargo Advantage Funds

   LIQUIDITY IN THE FIXED-INCOME MARKETS EVAPORATED DURING THE SUMMER OF 2007,
    SPARKING A GLOBAL CREDIT CRUNCH THAT WIDENED SPREADS AND RALLIED THE U.S.
                              TREASURY YIELD CURVE.

DEAR VALUED SHAREHOLDER,

We're pleased to offer you this annual report for the Wells Fargo Advantage Income Funds that covers the 12-month period that ended May 31, 2008. During the period, the economy struggled to absorb slower growth, high energy prices, a continuing correction in the housing market, and tighter lending practices that presented financial challenges to consumers and businesses.

The real estate crisis that originated in the United States affected global stock and bond markets through mortgage-related assets. The crisis began when falling prices of new and existing homes affected subprime borrowers who struggled to make their mortgage payments when easy access to credit all but disappeared. The price correction in the market value of homes prevented some speculators from being able to sell their homes in order to pay off their full mortgage balances. Others, without an eye toward speculation, found it difficult to refinance their mortgages due to the decline in property values.

INVESTORS SOUGHT SAFETY IN U.S. TREASURIES.

Liquidity in the fixed-income markets evaporated during the summer of 2007, sparking a global credit crunch that widened spreads and rallied the U.S. Treasury yield curve. Defaults in subprime mortgages were mostly to blame, as the global financial system seemed to collectively discover that these debt obligations were held in many different types of structured debt products and that their expected cash flows were not likely to come in as anticipated. As a result, credit and structured product spreads widened dramatically as investors fled unknown risk and sought the safety of U.S. Treasuries--a true flight to quality.

These trends continued throughout the second half of 2007 and peaked in March 2008. Spreads widened substantially across the full breadth of the fixed-income markets reaching their collective highs around mid-March. The Fed intervened with substantive interest rate cuts throughout this period but accelerated its pace of monetary policy intervention in January by announcing an unscheduled 75 basis point cut (100 basis points equals 1.00%) in the federal funds rate on January 22, 2008. Eight days later, the Fed cut the federal funds rate by another 50 basis points--totaling 125 basis points of interest rate cuts in just over a week. Credit market liquidity issues escalated in mid-March 2008, punctuated by the apparent insolvency of Bear Stearns Companies, Inc., which threatened systemic liquidity across the markets. In response, the Fed orchestrated a buyout of the firm's assets in an effort to bolster liquidity in the financial system.

HIGH-QUALITY FIXED-INCOME SECURITIES DELIVERED POSITIVE PERFORMANCE IN A DIFFICULT ECONOMIC ENVIRONMENT.

Although credit markets were under liquidity pressure, high-quality fixed-income investments performed fairly well over the 12-month period. In fact, the Lehman Brothers U.S. Aggregate Index (1) returned 6.89% over the period while U.S. Treasuries returned 9.42%. These were far better returns than those found in the equity markets, as both the Dow Jones Industrial Average and the S&P 500 Index were down 6.70% for the 12-month period. Higher-quality bonds were largely in favor

----------
(1) The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Brothers Government/Corporate Index and the U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

Letter to Shareholders                      Wells Fargo Advantage Income Funds 3

as investors fled riskier asset profiles and sought out the safer investments. As a result, AAA-rated bonds, within the Lehman Brothers U.S. Credit Index (2), returned 7.86% while the Lehman Brothers U.S. Corporate High Yield Index (3) lost 1.26% over the period.

Bond spreads reached their climax in mid-March 2008, marking levels that were nearly three times what they had been at the beginning of the 12-month period. In April and May 2008, spreads retraced some of that widening but were still more than double their levels from this time last year. Although certain segments of the fixed-income markets came under pressure during this period, many strategies were able to generate positive returns that outpaced the equity markets. Investors were rewarded for holding higher-quality assets and avoiding certain structured products with weakening cash flows. Strategies with defensive positioning and tactical ability to capture value from changes in the yield curve performed well. While credit conditions were challenging, many investment managers of investment-grade, fixed-income strategies were able to produce positive returns for investors during the challenging 12-month period.

PLANNING AHEAD.

The continued uncertainty surrounding the housing market, liquidity, and inflation supports our belief that successful investing includes a balanced approach of owning a diversified portfolio while keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes. Each Fund is managed according to a disciplined approach to investing that features the strategic thinking of portfolio managers chosen for their in-depth knowledge and methodology. We believe that our insistence on seeking investment teams who share our dedication to pursuing consistent, long-term results offers you a way to navigate changing market conditions and move forward with your financial planning.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
Wells Fargo Advantage Funds

----------
(2) Lehman Brothers U.S. Credit Index includes publicly issued U.S. corporate, specified foreign debentures and secured notes. You cannot invest directly in an index.

(3) The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar denominated, nonconvertible, non-investment grade debt index. The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

ALTHOUGH CREDIT MARKETS WERE UNDER LIQUIDITY PRESSURE, HIGH-QUALITY FIXED-INCOME INVESTMENTS PERFORMED FAIRLY WELL OVER THE 12-MONTH PERIOD.

4 Wells Fargo Advantage Income Funds                      Performance Highlights

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Diversified Bond Fund (the Fund) seeks total return, consisting of current income and capital appreciation, by diversifying its investments among different fixed income investment styles.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS

Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION

December 31, 1982

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2008

DIVERSIFIED BOND FUND                                     1 YEAR
---------------------                                     ------
Administrator Class                                        5.16%

Lehman Brothers U.S. Aggregate Index (1)                   6.89%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Administrator Class shares are 0.70% and 1.04%, respectively. The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio, including the underlying Master Portfolio's fees and expenses.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF MAY 31, 2008)

[LINE GRAPH]

               WELLS FARGO ADVANTAGE
               DIVERSIFIED BOND FUND -     LEHMAN BROTHERS U.S.
                ADMINISTRATOR CLASS          AGGREGATE INDEX
               -----------------------     --------------------
 5/31/1998             10,000                     10,000
 6/30/1998             10,129                     10,085
 7/31/1998             10,118                     10,106
 8/31/1998             10,403                     10,271
 9/30/1998             10,666                     10,511
10/31/1998             10,533                     10,456
11/30/1998             10,581                     10,515
12/31/1998             10,587                     10,547
 1/31/1999             10,651                     10,622
 2/28/1999             10,399                     10,436
 3/31/1999             10,451                     10,494
 4/30/1999             10,483                     10,528
 5/31/1999             10,415                     10,435
 6/30/1999             10,387                     10,402
 7/31/1999             10,375                     10,358
 8/31/1999             10,363                     10,353
 9/30/1999             10,447                     10,473
10/31/1999             10,459                     10,511
11/30/1999             10,471                     10,511
12/31/1999             10,461                     10,460
 1/31/2000             10,474                     10,426
 2/29/2000             10,666                     10,552
 3/31/2000             10,896                     10,691
 4/30/2000             10,806                     10,660
 5/31/2000             10,751                     10,655
 6/30/2000             10,977                     10,877
 7/31/2000             11,096                     10,976
 8/31/2000             11,275                     11,135
 9/30/2000             11,275                     11,205
10/31/2000             11,364                     11,279
11/30/2000             11,592                     11,464
12/31/2000             11,845                     11,677
 1/31/2001             11,951                     11,869
 2/28/2001             12,076                     11,972
 3/31/2001             12,080                     12,032
 4/30/2001             11,950                     11,981
 5/31/2001             12,013                     12,053
 6/30/2001             12,055                     12,099
 7/31/2001             12,281                     12,370
 8/31/2001             12,413                     12,512
 9/30/2001             12,485                     12,659
10/31/2001             12,744                     12,923
11/30/2001             12,495                     12,745
12/31/2001             12,450                     12,664
 1/31/2002             12,538                     12,766
 2/28/2002             12,655                     12,890
 3/31/2002             12,390                     12,676
 4/30/2002             12,590                     12,922
 5/31/2002             12,667                     13,032
 6/30/2002             12,742                     13,144
 7/31/2002             12,867                     13,303
 8/31/2002             12,990                     13,528
 9/30/2002             13,151                     13,747
10/31/2002             13,044                     13,684
11/30/2002             13,012                     13,680
12/31/2002             13,213                     13,963
 1/31/2003             13,220                     13,975
 2/28/2003             13,381                     14,168
 3/31/2003             13,324                     14,157
 4/30/2003             13,425                     14,274
 5/31/2003             13,694                     14,540
 6/30/2003             13,653                     14,511
 7/31/2003             13,359                     14,023
 8/31/2003             13,402                     14,116
 9/30/2003             13,660                     14,490
10/31/2003             13,593                     14,355
11/30/2003             13,634                     14,389
12/31/2003             13,732                     14,536
 1/31/2004             13,825                     14,653
 2/29/2004             13,958                     14,811
 3/31/2004             14,064                     14,923
 4/30/2004             13,757                     14,535
 5/31/2004             13,707                     14,476
 6/30/2004             13,751                     14,559
 7/31/2004             13,848                     14,703
 8/31/2004             14,024                     14,984
 9/30/2004             14,059                     15,024
10/31/2004             14,133                     15,151
11/30/2004             14,054                     15,029
12/31/2004             14,161                     15,168
 1/31/2005             14,247                     15,263
 2/28/2005             14,167                     15,173
 3/31/2005             14,124                     15,096
 4/30/2005             14,285                     15,299
 5/31/2005             14,426                     15,465
 6/30/2005             14,526                     15,550
 7/31/2005             14,373                     15,408
 8/31/2005             14,565                     15,606
 9/30/2005             14,404                     15,445
10/31/2005             14,306                     15,323
11/30/2005             14,357                     15,390
12/31/2005             14,503                     15,536
 1/31/2006             14,491                     15,538
 2/28/2006             14,527                     15,589
 3/31/2006             14,383                     15,436
 4/30/2006             14,352                     15,409
 5/31/2006             14,349                     15,392
 6/30/2006             14,378                     15,424
 7/31/2006             14,563                     15,632
 8/31/2006             14,796                     15,871
 9/30/2006             14,917                     16,011
10/31/2006             14,993                     16,117
11/30/2006             15,161                     16,304
12/31/2006             15,043                     16,209
 1/31/2007             15,039                     16,202
 2/28/2007             15,284                     16,452
 3/31/2007             15,292                     16,453
 4/30/2007             15,366                     16,542
 5/31/2007             15,223                     16,416
 6/30/2007             15,191                     16,368
 7/31/2007             15,351                     16,504
 8/31/2007             15,498                     16,706
 9/30/2007             15,609                     16,833
10/31/2007             15,725                     16,984
11/30/2007             16,040                     17,290
12/31/2007             16,010                     17,338
 1/31/2008             16,281                     17,630
 2/29/2008             16,307                     17,654
 3/31/2008             16,226                     17,714
 4/30/2008             16,116                     17,677
 5/31/2008             16,009                     17,548

----------
(1) The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Diversified Bond Fund Administrator Class shares for the most recent ten years with the Lehman Brothers U.S. Aggregate Index. The chart assumes a hypothetical $10,000 investment in Administrator Class shares and reflects all operating expenses.

Performance Highlights                      Wells Fargo Advantage Income Funds 5

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

-     Exposure to corporates and mortgages was a drag on performance.

- Inflation-protected bonds had a positive impact as inflation pressures increased.

- U.S. Treasuries are likely to underperform corporates and mortgage-backed bonds.

THE OVERALL FIXED INCOME MARKET EXPERIENCED ONE OF THE MOST VOLATILE PERIODS IN RECENT HISTORY.

The Fund invests in three distinct fixed-income components: the Managed Fixed-Income Portfolio, the Total Return Bond Portfolio, and the
Inflation-Protected Bond Portfolio. This multi-style approach seeks to reduce volatility and generate more consistent returns.

All three components of the Fund underperformed their respective benchmarks as the overall fixed income market experienced one of the most volatile periods in recent history. The primary contributor to the underperformance was the Managed Fixed Income Portfolio, where an overweight in spread sectors such as high-yield corporate bonds and mortgage-backed securities hurt performance. These sectors dramatically underperformed U.S. Treasury securities due to the massive "flight to quality" that took place as worries of the credit crunch, housing downturn, and a potential recession spread rapidly. Additionally, the Portfolio's duration was shorter than that of the benchmark, meaning it did not realize as much price appreciation from the decline in interest rates as the benchmark. Bond prices and yields are inversely related so that as interest rates fall bond prices rise. In addition, investments made by certain master portfolios with cash collateral received from securities lending activities, while generally used for earning additional income, declinded in value during this period of distress in short-term markets, detracting from Fund performance.

Treasury inflation-protected securities (TIPS) were a positive contributor to overall Fund performance. Fears of accelerated inflation drove investors to park money in these bonds, which automatically increase their principal with inflation.

The bursting of the housing bubble, eroding credit conditions, and volatile financial markets were not enough to force the growth of real Gross Domestic Product (GDP) into negative territory over the past 12 months. This was a surprise to many economists, who largely expected the economy to slip into recession. GDP growth did slow however, to an average of 0.75% in the six months that ended March 31, 2008. Despite this moderation of growth, which usually eases inflation pressures, prices in the economy accelerated in the past 12 months.

In an attempt to head off a financial market meltdown the Fed aggressively cut the federal funds target rate by 3.25 percentage points over the 12-month period.

6 Wells Fargo Advantage Income Funds                      Performance Highlights

Additionally, they implemented several new lending facilities designed to boost confidence and liquidity in the credit markets. The Fed's most controversial move came when they orchestrated a buyout of Bear Stearns Companies Inc., formerly one of the world's largest investment banks.

The Fed's latest rate cut came at their April 30th meeting, where they signaled an end to their monetary easing regime. In fact, the market now expects the Fed to modestly raise rates late in 2008 and into 2009. Inflation concerns were put aside during the past year as the Fed rushed to avoid recession, but now that the worst concerns have been addressed, they appear intent on dealing with elevated inflation levels.

NO CHANGES WERE MADE TO THE FUND'S HOLDINGS DURING THE PERIOD.

PORTFOLIO ALLOCATION (3)
(AS OF MAY 31, 2008)

[PIE CHART]

U.S. Government Agencies                    (20%)
U.S. Treasury Notes                          (9%)
U.S. Treasury Bonds                          (5%)
Collateralized Mortgage Securities          (25%)
Asset Backed Securities                      (7%)
Cash Equivalents                             (7%)
Municipal Bonds                              (5%)
Corporate Bonds                             (22%)

The Fund's allocation remained at 70% to the Wells Fargo Advantage Managed Fixed-Income Portfolio, 20% to the Wells Fargo Advantage Total Return Bond Portfolio, and 10% to the Wells Fargo Advantage Inflation-Protected Bond Portfolio.

THE COMBINATION OF SHARP RATE CUTS BY THE FED, A SLOWING ECONOMY, AND ELEVATED RISK AVERSION HAS DRIVEN UP U.S. TREASURY PRICES TO A POINT WHERE THEY ARE AT BEST FULLY-VALUED.

Better relative values in the fixed income market are in spread sectors such as corporate and mortgage-backed bonds. Their yield spreads relative to U.S. Treasuries remain above normal historical levels, though they have tightened in recent months as recession fears have eased somewhat.

The bond market is largely expecting interest rates to rise over the coming year as the Fed attempts to stifle inflation. However, any general rise in bond yields should be modest, as the combined effects of sharply higher energy prices and debt retrenchment serve as a drag on economic growth.

----------
(3) This chart represents the composite of the portfolio allocations of the master portfolios in which the Fund invests. Portfolio holdings are subject to change and may have changed since the date specified. See Notes to Financial Statements for a discussion of the master portfolios.

Performance Highlights                      Wells Fargo Advantage Income Funds 7

AVERAGE ANNUAL TOTAL RETURN (4) (%) (AS OF MAY 31, 2008)

                                                                                                       EXPENSE RATIO
                                                                                                  ----------------------
DIVERSIFIED BOND FUND                                6 MONTHS*     1 YEAR    5 YEAR   10 YEAR     GROSS (5)      NET (6)
----------------------------------------             ---------     ------    ------   -------     ---------      -------
Administrator Class (NVMFX)                            (0.20)       5.16      3.17     4.82          1.04%        0.70%
Lehman Brothers U.S. Aggregate Index (1)                1.49        6.89      3.83     5.78

*Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4) The Fund is a gateway blended Fund that invests substantially all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

(5) Reflects the gross expense ratio as stated in the October 1, 2007, prospectus.

(6) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

8 Wells Fargo Advantage Income Funds                      Performance Highlights

WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage High Yield Bond Fund (the Fund) seeks total return, consisting of a high level of current income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Niklas Nordenfelt, CFA
Phil Susser

FUND INCEPTION

November 29, 2002

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2008 (EXCLUDING SALES CHARGES)

HIGH YIELD BOND FUND                                       1 YEAR
---------------------------------------------              ------
Class A                                                    (1.03)%
Merrill Lynch High Yield Master II Index (1)               (1.11)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 4.50%. Performance including sales charge assumes the sales charge for the corresponding time period. The Fund has a redemption fee of 2.00% deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. Net and gross expense ratios for Class A shares are 1.15% and 1.13%, respectively. The investment adviser has contractually committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund. A decrease in the Fund's fees and expenses that took effect on june 2, 2008, resulted in the gross expense ratio for Class A shares falling below the contractual net expense ratio committed to by the adviser.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF MAY 31, 2008)

[LINE GRAPH]

                         WELLS FARGO ADVANTAGE HIGH YIELD BOND             MERRILL LYNCH HIGH YIELD
                                   FUND - CLASS A                              MASTER II INDEX
                         -------------------------------------             ------------------------
11/30/2002                               9,550                                      10,000
12/31/2002                               9,520                                      10,146
 1/31/2003                               9,530                                      10,450
 2/28/2003                               9,553                                      10,591
 3/31/2003                               9,610                                      10,870
 4/30/2003                              10,022                                      11,502
 5/31/2003                              10,065                                      11,631
 6/30/2003                              10,312                                      11,959
 7/31/2003                              10,207                                      11,797
 8/31/2003                              10,290                                      11,942
 9/30/2003                              10,541                                      12,271
10/31/2003                              10,640                                      12,525
11/30/2003                              10,723                                      12,693
12/31/2003                              10,941                                      13,000
 1/31/2004                              11,045                                      13,207
 2/29/2004                              11,073                                      13,190
 3/31/2004                              11,147                                      13,284
 4/30/2004                              11,136                                      13,196
 5/31/2004                              10,996                                      12,989
 6/30/2004                              11,103                                      13,177
 7/31/2004                              11,224                                      13,352
 8/31/2004                              11,359                                      13,598
 9/30/2004                              11,483                                      13,787
10/31/2004                              11,654                                      14,048
11/30/2004                              11,813                                      14,199
12/31/2004                              11,953                                      14,414
 1/31/2005                              11,945                                      14,399
 2/28/2005                              12,031                                      14,605
 3/31/2005                              11,797                                      14,207
 4/30/2005                              11,649                                      14,050
 5/31/2005                              11,765                                      14,305
 6/30/2005                              11,938                                      14,576
 7/31/2005                              12,160                                      14,799
 8/31/2005                              12,188                                      14,859
 9/30/2005                              12,094                                      14,710
10/31/2005                              12,063                                      14,603
11/30/2005                              12,167                                      14,673
12/31/2005                              12,242                                      14,803
 1/31/2006                              12,411                                      15,042
 2/28/2006                              12,513                                      15,136
 3/31/2006                              12,561                                      15,232
 4/30/2006                              12,663                                      15,323
 5/31/2006                              12,640                                      15,320
 6/30/2006                              12,590                                      15,262
 7/31/2006                              12,711                                      15,425
 8/31/2006                              12,827                                      15,675
 9/30/2006                              12,964                                      15,877
10/31/2006                              13,117                                      16,112
11/30/2006                              13,294                                      16,370
12/31/2006                              13,437                                      16,544
 1/31/2007                              13,515                                      16,729
 2/28/2007                              13,677                                      16,961
 3/31/2007                              13,758                                      16,997
 4/30/2007                              13,926                                      17,225
 5/31/2007                              14,005                                      17,347
 6/30/2007                              13,829                                      17,051
 7/31/2007                              13,428                                      16,519
 8/31/2007                              13,575                                      16,703
 9/30/2007                              13,829                                      17,104
10/31/2007                              13,950                                      17,215
11/30/2007                              13,743                                      16,863
12/31/2007                              13,769                                      16,912
 1/31/2008                              13,550                                      16,682
 2/29/2008                              13,338                                      16,484
 3/31/2008                              13,351                                      16,399
 4/30/2008                              13,852                                      17,082
 5/31/2008                              13,860                                      17,155

----------
(1) The Merrill Lynch High Yield Master II Index is a market capitalization weighted index of domestic and Yankee high yield bonds. The Index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage High Yield Bond Fund Class A shares for the life of the Fund with the Merrill Lynch High Yield Master II Index. The chart assumes a hypothetical $10,000 investment in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Performance Highlights                      Wells Fargo Advantage Income Funds 9

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

-     The Fund modestly outperformed its benchmark.

- The Fund benefited on a relative basis by having lower-level exposure to subprime related or affected issuers including the financials, homebuilders, and building products.

- We believe that the current environment of rising energy and food prices along with unemployment fears and falling market prices of homes will weigh heavily on consumers for a while.

THE FUND PERFORMED RELATIVELY WELL, BUT WAS NEGATIVELY IMPACTED BY THE OVERALL MARKET WEAKNESS.

Credit spreads across all corporate bonds widened significantly on concerns emanating from the housing and subprime lending weakness which roiled financial institutions and the normal functions of the capital markets. Despite minimal increases in default rates, the spreads widened as investors reacted to a clearly slowing economy.

The Fund benefited on a relative basis by having lower-level exposure to subprime related or affected issuers including the financials, homebuilders, and building products. In addition, holding less highly leveraged, lower-rated bonds helped buffer the Fund in the challenging environment for credit. Higher quality issues outperformed significantly during the period but were still unable to generate returns above cash because all bonds were pulled down by the market's aversion to risk.

The Fund's exposure to bank loans detracted from performance. These loans, which are senior secured floating rate paper, had been added and maintained in the portfolio as a potential defensive measure against credit widening and on a relative basis versus many subordinate, high yield bond opportunities. However, an historically difficult technical environment for the loan market resulted in loans underperforming bonds in spite of the credit widening environment. The majority of loans had been issued with the intent of being purchased through the collateralized loan obligation (CLO) market. The CLO market was significantly impaired along with the broader collateralized debt obligation market.

CHANGES WERE MINOR OVER THE COURSE OF THE YEAR.

The Fund had a lower risk profile than the market and that profile was largely unchanged over the course of the year. The Fund reduced exposure to Idearc (yellow-pages directory business under immense pressure from declining advertising revenue) and GMAC (due to its exposure/ownership of Residential Capital which has been burdened by its exposure to subprime loans). We added to holdings in Nuveen and Adesa. Nuveen's bonds had weakened amid concerns over their business exposure to closed-end funds which were negatively impacted

10 Wells Fargo Advantage Income Funds                     Performance Highlights
by troubles within the auction-rate market. However, we liked the stable revenue the company was able to generate and found the yield attractive when measured against its credit risk. Adesa was also weaker by what we deemed "association." Adesa is an automobile auctioneer that we believe to be counter-cyclical; as the automobile market weakens, auctions from reclaimed autos increase, which we believe will increase revenue at Adesa. The bonds had been slightly weaker in sympathy with overall weakness in the automobile sector. The Fund also increased exposure to NRG Energy which has long term hedges on Texas power plants which helps maintain profitability in an environment of increasing demand for electricity with little new supply.

THE STRATEGY FOR THE FUND REMAINS RELATIVELY UNCHANGED AND FOCUSED ON INDIVIDUAL CREDIT SELECTION.

CREDIT QUALITY (3)
(AS OF MAY 31, 2008)

[PIE CHART]

B                  (46%)
BB/Ba              (33%)
CCC                (14%)
BBB                 (4%)
Cash                (2%)
Unrated             (1%)

Spreads have widened significantly as we had expected providing for more interesting opportunities. We remain negative on overall economic conditions and the impact it will have on highly leveraged credits in addition to those companies most affected by consumer spending. The pressure on consumers remains high and we expect it will remain very high as consumers deal with slacking demand from employers, higher food and fuel costs along with reduced wealth (through declining home prices) and tighter lending standards. Even though we expect default rates to rise by a meaningful margin, we feel the risk/reward for the asset class is attractive given the significant weakness over the last year. Indeed, we believe that returns in high yield and leveraged loans may be very attractive especially relative to U.S. Treasuries in spite of formidable economic and liquidity headwinds. We expect individual credit returns to become more bifurcated as default rates rise with poor credits weakening (which in some cases may be significant) while investors rotate into the more solid credits that currently trade at wide levels as a result of the very broad-based sell-off.

----------
(3) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Credit quality is subject to change.

Performance Highlights                     Wells Fargo Advantage Income Funds 11

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2008)

                                        INCLUDING SALES CHARGE                  EXCLUDING SALES CHARGE             EXPENSE RATIO
                              ---------------------------------------  ---------------------------------------  ------------------
HIGH YIELD BOND FUND          6 MONTHS*  1 YEAR  5 YEAR  LIFE OF FUND  6 MONTHS*  1 YEAR  5 YEAR  LIFE OF FUND  GROSS (4)  NET (5)
--------------------          ---------  ------  ------  ------------  ---------  ------  ------  ------------  ---------  -------
Class A (HYBAX)                (3.68)    (5.49)   5.63        6.11       0.86     (1.03)   6.61        7.01       1.13%     1.15%
Class B (HYBBX)                (4.52)    (6.77)   5.50        6.08       0.48     (1.77)   5.82        6.22       1.88%     1.90%
Class C (HYBCX)                (0.52)    (2.86)   5.80        6.21       0.48     (1.86)   5.80        6.21       1.88%     1.90%
Merrill Lynch High Yield Master II Index (1)                             1.73     (1.11)   8.08       10.31

*Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charges assumes the sales charge for the corresponding time period. The Fund has a redemption fee of 2.00% deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4) Reflects the gross expense ratio as stated in the June 20, 2008, prospectus (which includes acquired funds fees and expenses). As of May 31, 2008, the gross expense ratio was 1.28% for Class A, 2.03% for Class B, and 2.03% for Class C.

(5) The investment adviser has contractually committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, as shown. A decrease in the Fund's fees and expenses that took effect on June 2, 2008, resulted in the gross expense ratios falling below the contractual net operating expense ratios committed to by the adviser.

12 Wells Fargo Advantage Income Funds                     Performance Highlights

WELLS FARGO ADVANTAGE INCOME PLUS FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Income Plus Fund (the Fund) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

W. Frank Koster
Thomas M. Price, CFA

FUND INCEPTION

July 13, 1998

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2008
(EXCLUDING SALES CHARGES)

INCOME PLUS FUND                                           1 YEAR
-----------------------------------------------            ------
Class A                                                     5.37%
Lehman Brothers U.S. Universal Bond Index (1)               6.08%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 4.50%. Performance including sales charge assumes the sales charge for the corresponding time period. Net and gross expense ratios for Class A shares are 1.00% and 1.20%, respectively. The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF MAY 31, 2008)

[LINE GRAPH]

                   WELLS FARGO ADVANTAGE                 LEHMAN BROTHERS U.S.
                 INCOME PLUS FUND - CLASS A              UNIVERSAL BOND INDEX
                 --------------------------              ---------------------
 7/13/1998                  9,549                                10,000
 7/31/1998                  9,512                                10,024
 8/31/1998                  9,382                                10,023
 9/30/1998                  9,709                                10,261
10/31/1998                  9,637                                10,219
11/30/1998                  9,844                                10,321
12/31/1998                  9,883                                10,344
 1/31/1999                  9,945                                10,413
 2/28/1999                  9,764                                10,248
 3/31/1999                  9,810                                10,326
 4/30/1999                  9,976                                10,387
 5/31/1999                  9,855                                10,282
 6/30/1999                  9,790                                10,264
 7/31/1999                  9,717                                10,222
 8/31/1999                  9,594                                10,211
 9/30/1999                  9,649                                10,321
10/31/1999                  9,502                                10,365
11/30/1999                  9,519                                10,382
12/31/1999                  9,539                                10,362
 1/31/2000                  9,415                                10,327
 2/29/2000                  9,482                                10,458
 3/31/2000                  9,444                                10,580
 4/30/2000                  9,387                                10,547
 5/31/2000                  9,246                                10,528
 6/30/2000                  9,435                                10,755
 7/31/2000                  9,567                                10,858
 8/31/2000                  9,627                                11,017
 9/30/2000                  9,651                                11,073
10/31/2000                  9,546                                11,117
11/30/2000                  9,600                                11,267
12/31/2000                  9,803                                11,483
 1/31/2001                 10,066                                11,708
 2/28/2001                 10,149                                11,806
 3/31/2001                 10,136                                11,846
 4/30/2001                 10,103                                11,793
 5/31/2001                 10,176                                11,878
 6/30/2001                 10,181                                11,911
 7/31/2001                 10,368                                12,146
 8/31/2001                 10,490                                12,297
 9/30/2001                 10,399                                12,386
10/31/2001                 10,677                                12,635
11/30/2001                 10,653                                12,487
12/31/2001                 10,564                                12,413
 1/31/2002                 10,624                                12,517
 2/28/2002                 10,643                                12,634
 3/31/2002                 10,598                                12,451
 4/30/2002                 10,750                                12,688
 5/31/2002                 10,835                                12,784
 6/30/2002                 10,768                                12,830
 7/31/2002                 10,711                                12,939
 8/31/2002                 10,910                                13,178
 9/30/2002                 11,028                                13,366
10/31/2002                 10,975                                13,321
11/30/2002                 11,150                                13,357
12/31/2002                 11,339                                13,633
 1/31/2003                 11,401                                13,671
 2/28/2003                 11,563                                13,864
 3/31/2003                 11,635                                13,878
 4/30/2003                 11,867                                14,042
 5/31/2003                 12,084                                14,310
 6/30/2003                 12,119                                14,307
 7/31/2003                 11,786                                13,846
 8/31/2003                 11,858                                13,946
 9/30/2003                 12,113                                14,318
10/31/2003                 12,095                                14,215
11/30/2003                 12,128                                14,264
12/31/2003                 12,292                                14,427
 1/31/2004                 12,381                                14,552
 2/29/2004                 12,488                                14,694
 3/31/2004                 12,589                                14,812
 4/30/2004                 12,395                                14,433
 5/31/2004                 12,258                                14,360
 6/30/2004                 12,342                                14,451
 7/31/2004                 12,465                                14,604
 8/31/2004                 12,684                                14,894
 9/30/2004                 12,767                                14,952
10/31/2004                 12,910                                15,089
11/30/2004                 12,927                                14,995
12/31/2004                 13,098                                15,144
 1/31/2005                 13,129                                15,231
 2/28/2005                 13,131                                15,169
 3/31/2005                 12,984                                15,058
 4/30/2005                 13,034                                15,241
 5/31/2005                 13,149                                15,419
 6/30/2005                 13,215                                15,524
 7/31/2005                 13,168                                15,412
 8/31/2005                 13,298                                15,601
 9/30/2005                 13,155                                15,456
10/31/2005                 13,077                                15,332
11/30/2005                 13,169                                15,407
12/31/2005                 13,283                                15,555
 1/31/2006                 13,314                                15,577
 2/28/2006                 13,363                                15,639
 3/31/2006                 13,304                                15,501
 4/30/2006                 13,295                                15,482
 5/31/2006                 13,276                                15,459
 6/30/2006                 13,275                                15,484
 7/31/2006                 13,404                                15,697
 8/31/2006                 13,605                                15,941
 9/30/2006                 13,733                                16,086
10/31/2006                 13,833                                16,205
11/30/2006                 13,990                                16,399
12/31/2006                 13,989                                16,328
 1/31/2007                 14,022                                16,333
 2/28/2007                 14,226                                16,584
 3/31/2007                 14,221                                16,589
 4/30/2007                 14,303                                16,687
 5/31/2007                 14,211                                16,578
 6/30/2007                 14,148                                16,508
 7/31/2007                 14,232                                16,591
 8/31/2007                 14,413                                16,788
 9/30/2007                 14,509                                16,939
10/31/2007                 14,626                                17,092
11/30/2007                 14,835                                17,340
12/31/2007                 14,862                                17,390
 1/31/2008                 15,051                                17,642
 2/29/2008                 15,096                                17,642
 3/31/2008                 15,106                                17,678
 4/30/2008                 15,097                                17,696
 5/31/2008                 14,975                                17,586

----------
(1) The Lehman Brothers U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Income Plus Fund Class A shares for the life of the Fund with the Lehman Brothers U.S. Universal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Performance Highlights                     Wells Fargo Advantage Income Funds 13

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Fund performance benefited from an underweight in credit, but was negatively impacted by the short duration bias, significant spread widening within the mortgage-backed securities (MBS) market, and our high yield exposure.

- Our high quality bias and our conservative positioning within the investment grade and high yield markets helped mitigate the negative impacts of a weak economy and the tumultuous bond market conditions.

- We remain focused on individual issue selection and will seek opportunities, through a gradual and measured process, to add mortgage-backed securities exposure to the Fund near-term.

VOLATILITY, DISLOCATION, RISK AVERSION, AND TURMOIL BEST DESCRIBE THE BEHAVIOR OF THE BOND MARKETS DURING THE LAST 12-MONTHS.

The extraordinary performance of U.S. Treasuries illustrates the extreme flight to safety that prevailed since last summer. We limited our exposure to subprime securities and avoided many of the credit downgrades that lowered numerous investment-grade bonds to junk-bond status.

Our short duration bias negatively impacted performance as the U.S. Treasury market continued to rally. Liquidity concerns and heightened risk aversion caused spreads to widen significantly across every spread sector. MBS spreads reached their highest levels ever in the first week of March while credit spreads, especially financial spreads, reached levels not seen in the last 20 years. In addition, investments made with cash collateral received from securities lending activities, while generally used for earning additional income, declined in value during this period of distress in short-term markets, detracting from Fund performance.

Although banks and brokers will continue to face pressure from additional writedowns and assets coming onto balance sheets, there are many temporary lending facilities (e.g., TAF, TSLF, and PDCF) now in place to help alleviate further deterioration within the industry. Fund performance was also negatively impacted by our high yield exposure. When compared to other asset classes, the returns for the speculative-grade market ranked near the bottom in 2007 and high yield spreads widened significantly before peaking on March 17.

The credit markets have shown signs of improvement since the end of the first quarter, but still remain under immense stress. Credit selection will be crucial in the quarters ahead as more negative headlines are expected in all likelihood to surface, especially if the economy remains weak. We continue to believe conditions within the mortgage market will gradually improve as well, due in part, to the actions by the Fed and the relaxation of capital constraints at the government-sponsored enterprise (GSE) and the Federal Home Loan Bank System
(FHLB).

14 Wells Fargo Advantage Income Funds                     Performance Highlights

MANY OF THE PROBLEMS AND ISSUES THAT HAVE IMPAIRED THE FINANCIAL SYSTEM STILL NEED TO BE RESOLVED.

PORTFOLIO ALLOCATION (3)
(AS OF MAY 31, 2008)

[PIE CHART]

U.S. Government Agencies                       (42%)
Corporate Bonds                                (25%)
Collateralized Mortgage Securities             (17%)
U.S. Treasury Notes                             (8%)
Asset Backed Securities                         (5%)
U.S. Treasury Bonds                             (2%)
Cash Equivalent                                 (1%)

Fortunately, the Fed and others have moved quickly to mitigate what they believe to be the most dangerous features of the credit crisis. They have created new liquidity facilities, expanded existing liquidity facilities, increased the federal agencies' capacity to purchase mortgages, and lowered the federal funds rate 225 basis points over the course of the last five months (100 basis points equals 1.00%).

We expect that financial risk will remain elevated in the quarters ahead, but recently, some tentative signs of recovery have appeared in the bond and equity markets. Within the high yield market, default rates are expected to increase over the course of the year. We will continue to maintain our high quality bias by seeking to minimize our exposure to the high yield market as well as limit our exposure to sectors that have a higher probability of being negatively impacted by economic weakness. We plan to continue to position the Fund conservatively in the months ahead.

----------
(3) Portfolio allocation is subject to change and may have changed since the date specified.

Performance Highlights                     Wells Fargo Advantage Income Funds 15

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2008)

                                            INCLUDING SALES CHARGE              EXCLUDING SALES CHARGE            EXPENSE RATIO
                            -----------------------------------------  ---------------------------------------  ------------------
INCOME PLUS FUND            6 MONTHS*  1 YEAR    5 YEAR  LIFE OF FUND  6 MONTHS*  1 YEAR  5 YEAR  LIFE OF FUND  GROSS (4)  NET (5)
----------------            ---------  ------    ------  ------------  ---------  ------  ------  ------------  ---------  -------
Class A (STYAX)               (3.59)     0.65    3.43        4.17        0.94      5.37    4.38       4.66        1.20%     1.00%
Class B (STYBX)               (4.43)    (0.42)   3.25        3.88        0.57      4.58    3.60       3.88        1.95%     1.75%
Class C (WFIPX)               (0.51)     3.50    3.59        3.87        0.49      4.50    3.59       3.87        1.95%     1.75%
Lehman Brothers U.S. Universal Bond Index  (1)                           1.42      6.08    4.21       5.88

*Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charges assumes the sales charge for the corresponding time period.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4) Reflects the gross expense ratio as stated in the June 20, 2008, prospectus (which includes acquired funds fees and expenses). As of May 31, 2008, the gross expense ratio was 1.35% for Class A, 2.10% for Class B, and 2.10% for Class C.

(5) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower.

16 Wells Fargo Advantage Income Funds                     Performance Highlights

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Inflation-Protected Bond Fund (the Fund) seeks total return, consisting of income and capital appreciation, while providing protection against inflation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA
Jay N. Mueller, CFA

FUND INCEPTION

February 28, 2003

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2008
(EXCLUDING SALES CHARGES)

INFLATION-PROTECTED BOND FUND                                1 Year
--------------------------------------------------           ------
Class A                                                      12.34%

Lehman Brothers U.S. Treasury Inflation-Protected
   Securities Index (1)                                      13.18%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 4.50%. Performance including sales charge assumes the sales charge for the corresponding time period. Net and gross expense ratios for Class A shares are 0.85% and 1.03%, respectively. The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio, including the underlying Master Portfolio's fees and expenses.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF MAY 31, 2008)

[LINE GRAPH]

                    WELLS/FARGOLADVANTAGE              WELLS FARGO ADVANTAGE           LEHMAN BROTHERS U.S.
                   INFLATION-PROTECTED BOND          INFLATION-PROTECTED BOND           TREASURY INFLATION
                        FUND - CLASS A              FUND - ADMINISTRATOR CLASS       PROTECTED SECURITIES INDEX
                   ------------------------         --------------------------       --------------------------
 2/28/2003                   9,550                            10,000                           10,000
 3/31/2003                   9,442                             9,879                            9,838
 4/30/2003                   9,402                             9,849                            9,812
 5/31/2003                   9,831                            10,290                           10,278
 6/30/2003                   9,737                            10,204                           10,173
 7/31/2003                   9,284                             9,721                            9,703
 8/31/2003                   9,443                             9,891                            9,876
 9/30/2003                   9,749                            10,213                           10,203
10/31/2003                   9,782                            10,251                           10,259
11/30/2003                   9,785                            10,255                           10,266
12/31/2003                   9,876                            10,353                           10,370
 1/31/2004                   9,976                            10,461                           10,490
 2/29/2004                  10,202                            10,700                           10,732
 3/31/2004                  10,340                            10,847                           10,904
 4/30/2004                   9,831                            10,315                           10,374
 5/31/2004                   9,993                            10,487                           10,560
 6/30/2004                   9,997                            10,493                           10,566
 7/31/2004                  10,083                            10,586                           10,664
 8/31/2004                  10,342                            10,860                           10,950
 9/30/2004                  10,359                            10,880                           10,972
10/31/2004                  10,459                            10,988                           11,081
11/30/2004                  10,411                            10,939                           11,055
12/31/2004                  10,597                            11,138                           11,248
 1/31/2005                  10,588                            11,130                           11,248
 2/28/2005                  10,543                            11,085                           11,201
 3/31/2005                  10,539                            11,084                           11,211
 4/30/2005                  10,727                            11,273                           11,425
 5/31/2005                  10,805                            11,357                           11,504
 6/30/2005                  10,841                            11,386                           11,552
 7/31/2005                  10,627                            11,175                           11,310
 8/31/2005                  10,841                            11,403                           11,571
 9/30/2005                  10,822                            11,385                           11,555
10/31/2005                  10,698                            11,256                           11,407
11/30/2005                  10,710                            11,271                           11,426
12/31/2005                  10,824                            11,394                           11,567
 1/31/2006                  10,835                            11,396                           11,566
 2/28/2006                  10,823                            11,397                           11,561
 3/31/2006                  10,583                            11,146                           11,308
 4/30/2006                  10,561                            11,125                           11,298
 5/31/2006                  10,576                            11,144                           11,332
 6/30/2006                  10,603                            11,174                           11,363
 7/31/2006                  10,775                            11,358                           11,549
 8/31/2006                  10,951                            11,546                           11,748
 9/30/2006                  10,958                            11,556                           11,777
10/31/2006                  10,945                            11,532                           11,748
11/30/2006                  11,064                            11,673                           11,894
12/31/2006                  10,805                            11,401                           11,616
 1/31/2007                  10,816                            11,416                           11,631
 2/28/2007                  11,043                            11,645                           11,879
 3/31/2007                  11,058                            11,675                           11,907
 4/30/2007                  11,127                            11,751                           11,992
 5/31/2007                  10,971                            11,589                           11,835
 6/30/2007                  10,952                            11,582                           11,817
 7/31/2007                  11,199                            11,833                           12,086
 8/31/2007                  11,293                            11,935                           12,191
 9/30/2007                  11,432                            12,097                           12,354
10/31/2007                  11,563                            12,239                           12,492
11/30/2007                  12,021                            12,714                           12,988
12/31/2007                  11,992                            12,686                           12,967
 1/31/2008                  12,474                            13,199                           13,481
 2/29/2008                  12,608                            13,344                           13,646
 3/31/2008                  12,614                            13,366                           13,638
 4/30/2008                  12,320                            13,044                           13,350
 5/31/2008                  12,326                            13,065                           13,394

----------
(1) The Lehman Brothers U.S. Treasury Inflation-Protected Securities Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Inflation-Protected Bond Fund Class A and Administrator Class shares for the life of the Fund with the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

Performance Highlights                     Wells Fargo Advantage Income Funds 17

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

-     The Fund's positive performance lagged behind its benchmark.

- Investments made with cash collateral received from securities lending activities, detracted from portfolio performance, while sector allocation and duration decisions were the primary positive drivers of performance for the reporting period.

- We believe that the trajectory for inflation may have reached an inflection point, and that it is now transitioning from a protracted period of stead disinflation to a period characterized by moderately increasing inflation and inflation expectations.

THE 12-MONTH PERIOD FEATURED A MAJOR TRANSITION IN THE U.S. ECONOMY AND OUTLOOK FOR INFLATION.

While Gross Domestic Product growth slumped and employment conditions deteriorated, inflation pressures emerged as a focal point of global monetary policy decision making and asset valuation. Commodities prices rose throughout the reporting period led by a dramatic appreciation in the cost of energy and agricultural commodities. Treasury Inflation Protected Securities (TIPs) produced generous returns as elevated inflation risks were priced into the market and new entrants rushed into the space to secure the inflation hedging characteristics of TIPs.

Our sector allocation and duration decisions were the primary positive drivers of performance for the reporting period. Remaining fully invested in TIPs for much of the reporting period contributed to performance. In addition, we maintained an interest rate exposure slightly longer than our market-based benchmark, consequently, our duration positioning contributed to performance. Finally, investments made with cash collateral received from securities lending activities, while generally used for earning additional income, declined in value during this period of distress in short-term markets, detracting from Fund performance.

WE MADE STRATEGIC CHANGES TO THE FUND'S DURATION AND YIELD-CURVE POSITIONING TO TAKE ADVANTAGE OF MARKET CHANGES.

We sought to manage duration opportunistically but maintained slightly longer portfolio duration (sensitivity to interest rates) than our benchmark for much of the period and

PORTFOLIO ALLOCATION (3)
(AS OF MAY 31, 2008)

[PIE CHART]

U.S. Treasury Notes              (58%)
U.S. Treasury Bonds              (41%)
Cash Equivalent                   (1%)

----------
(3) This chart represents the composite of the portfolio allocations of the Master Portfolio in which the Fund invests. Portfolio holdings are subject to change and may have changed since the date specified. See notes to the Financial Statements for a discussion of the Master Portfolio.

18 Wells Fargo Advantage Income Funds                     Performance Highlights
elected to move to a neutral duration position toward the end of the period. With respect to yield-curve positioning we expected the yield curve to steepen (short maturities to outperform longer maturities) and positioned the portfolio accordingly.

GLOBAL INFLATIONARY PRESSURES CONTINUE TO BUILD AND WE BELIEVE THAT INFLATION RISKS WILL PERSIST FOR SOME TIME.

Demographic changes imply that demand for hard commodities will outstrip supply in the coming decade. Cyclical declining productivity, easy global monetary policy, elevated geopolitical risks among oil producing regions, and a generally weak U.S. dollar all support our outlook of gradually increasing inflation over time. While we do not view the outlook as completely dire, we feel the trajectory for inflation may have reached an inflection point, and is now transitioning from a protracted period of stead disinflation to a period characterized by moderately increasing inflation and inflation expectations.

Performance Highlights                     Wells Fargo Advantage Income Funds 19

AVERAGE ANNUAL TOTAL RETURN (4) (%) (AS OF MAY 31, 2008)

                                         INCLUDING SALES CHARGE                  EXCLUDING SALES CHARGE            EXPENSE RATIO
                              ----------------------------------------  ---------------------------------------  -----------------
INFLATION-PROTECTED BOND FUND 6 MONTHS*  1 YEAR   5 YEAR  LIFE OF FUND  6 MONTHS*  1 YEAR  5 YEAR  LIFE OF FUND  GROSS (5)  NET (6)
----------------------------- ---------  ------   ------  ------------  ---------  ------  ------  ------------  ---------  -------
Class A (IPBAX)                 (2.08)     7.29    3.67       4.06        2.54      12.34   4.63       4.98         1.03%    0.85%
Class B (IPBBX)                 (2.74)     6.53    3.49       4.00        2.26      11.53   3.83       4.17         1.78%    1.60%
Class C (IPBCX)                  1.25     10.41    3.83       4.16        2.25      11.41   3.83       4.16         1.78%    1.60%
Administrator Class (IPBIX)                                               2.77      12.74   4.89       5.22         0.94%    0.60%
Lehman Brothers U.S. Treasury Inflation-Protected Securities Index (1)     3.13      13.18   5.44       5.72

* Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charges assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The principal value of and interest payments on inflation-protected debt securities tend to fall with the rate of inflation. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4) The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

(5) For Class A, Class B, and Class C shares, ratios reflect the gross expense ratio, including the Master Portfolio's fees and expenses, as stated in the June 20, 2008, prospectus. As of May 31, 2008, the gross expense ratio was 1.16% for Class A, 1.91% for Class B, and 1.91% for Class C. For the Administrator Class shares, ratio reflects the gross expense ratio effective as of June 2, 2008, including the Master Portfolio's fees and expenses, as stated in the supplement dated May 30, 2008 to the October 1, 2007 prospectus. As of May 31, 2008, the gross expense ratio was 0.97% for Administrator Class shares.

(6) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the Master Portfolio's fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower.

20 Wells Fargo Advantage Income Funds                     Performance Highlights

WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Intermediate Government Income Fund (the Fund) seeks to provide current income consistent with safety of principal.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

William Stevens

FUND INCEPTION

December 31, 1982

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2008
(EXCLUDING SALES CHARGES)

INTERMEDIATE GOVERNMENT INCOME FUND                         1 YEAR
-----------------------------------                         ------
Class A                                                      5.76%

Lehman Brothers Intermediate U.S. Government
   Bond Index (1)                                            8.90%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 4.50%. Performance including sales charge assumes the sales charge for the corresponding time period. Net and gross expense ratios for Class A shares are 0.95% and 0.94%, respectively. The investment adviser has contractually committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund. A decrease in the Fund's fees and expenses that took effect on June 2, 2008 resulted in the gross expense ratio for Class A shares falling below the contractual net expense ratio committed to by the adviser.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF MAY 31, 2008)

[LINE GRAPH]


                                                          WELLS FARGO ADVANTAGE
                    WELLS FARGO ADVANTAGE                INTERMEDIATE GOVERNMENT          LEHMAN BROTHERS
                   INTERMEDIATE GOVERNMENT                     INCOME FUND -             INTERMEDIATE U.S.
                    INCOME FUND - CLASS A                  ADMINISTRATOR CLASS           GOVERNMENT INDEX
                   -------------------------             -----------------------         ------------------
 5/31/1998                   9,550                               10,000                        10,000
 6/30/1998                   9,630                               10,084                        10,067
 7/31/1998                   9,647                               10,102                        10,106
 8/31/1998                   9,866                               10,331                        10,297
 9/30/1998                  10,199                               10,689                        10,537
10/31/1998                  10,154                               10,641                        10,555
11/30/1998                  10,136                               10,614                        10,523
12/31/1998                  10,188                               10,668                        10,564
 1/31/1999                  10,226                               10,708                        10,611
 2/28/1999                   9,996                               10,476                        10,465
 3/31/1999                  10,063                               10,537                        10,535
 4/30/1999                  10,086                               10,561                        10,563
 5/31/1999                   9,952                               10,430                        10,498
 6/30/1999                   9,913                               10,389                        10,514
 7/31/1999                   9,885                               10,360                        10,515
 8/31/1999                   9,881                               10,346                        10,530
 9/30/1999                   9,999                               10,470                        10,620
10/31/1999                  10,023                               10,485                        10,641
11/30/1999                  10,019                               10,491                        10,649
12/31/1999                   9,963                               10,432                        10,615
 1/31/2000                   9,912                               10,381                        10,579
 2/29/2000                  10,030                               10,507                        10,667
 3/31/2000                  10,174                               10,660                        10,789
 4/30/2000                  10,146                               10,634                        10,784
 5/31/2000                  10,143                               10,633                        10,813
 6/30/2000                  10,327                               10,828                        10,985
 7/31/2000                  10,407                               10,915                        11,058
 8/31/2000                  10,553                               11,071                        11,181
 9/30/2000                  10,596                               11,118                        11,279
10/31/2000                  10,678                               11,207                        11,357
11/30/2000                  10,869                               11,410                        11,524
12/31/2000                  11,061                               11,625                        11,726
 1/31/2001                  11,163                               11,734                        11,882
 2/28/2001                  11,275                               11,855                        11,992
 3/31/2001                  11,323                               11,897                        12,078
 4/30/2001                  11,223                               11,795                        12,039
 5/31/2001                  11,253                               11,829                        12,089
 6/30/2001                  11,296                               11,877                        12,127
 7/31/2001                  11,541                               12,149                        12,354
 8/31/2001                  11,682                               12,289                        12,464
 9/30/2001                  11,888                               12,508                        12,730
10/31/2001                  12,151                               12,799                        12,928
11/30/2001                  11,904                               12,532                        12,774
12/31/2001                  11,790                               12,426                        12,713
 1/31/2002                  11,868                               12,510                        12,768
 2/28/2002                  11,993                               12,634                        12,872
 3/31/2002                  11,746                               12,376                        12,678
 4/30/2002                  11,985                               12,642                        12,915
 5/31/2002                  12,078                               12,732                        13,005
 6/30/2002                  12,217                               12,880                        13,168
 7/31/2002                  12,426                               13,113                        13,416
 8/31/2002                  12,624                               13,312                        13,569
 9/30/2002                  12,840                               13,541                        13,803
10/31/2002                  12,780                               13,491                        13,793
11/30/2002                  12,695                               13,405                        13,684
12/31/2002                  12,928                               13,656                        13,937
 1/31/2003                  12,899                               13,620                        13,906
 2/28/2003                  13,060                               13,796                        14,063
 3/31/2003                  13,017                               13,754                        14,066
 4/30/2003                  13,069                               13,814                        14,106
 5/31/2003                  13,280                               14,030                        14,327
 6/30/2003                  13,245                               13,996                        14,304
 7/31/2003                  12,830                               13,573                        13,957
 8/31/2003                  12,884                               13,632                        13,982
 9/30/2003                  13,154                               13,909                        14,285
10/31/2003                  13,039                               13,790                        14,145
11/30/2003                  13,046                               13,800                        14,147
12/31/2003                  13,136                               13,912                        14,257
 1/31/2004                  13,203                               13,972                        14,334
 2/29/2004                  13,319                               14,098                        14,470
 3/31/2004                  13,390                               14,176                        14,571
 4/30/2004                  13,081                               13,852                        14,245
 5/31/2004                  13,001                               13,782                        14,199
 6/30/2004                  13,055                               13,829                        14,235
 7/31/2004                  13,119                               13,913                        14,337
 8/31/2004                  13,304                               14,112                        14,550
 9/30/2004                  13,322                               14,123                        14,555
10/31/2004                  13,405                               14,214                        14,644
11/30/2004                  13,302                               14,108                        14,508
12/31/2004                  13,384                               14,198                        14,586
 1/31/2005                  13,409                               14,241                        14,605
 2/28/2005                  13,342                               14,172                        14,525
 3/31/2005                  13,313                               14,132                        14,489
 4/30/2005                  13,461                               14,292                        14,658
 5/31/2005                  13,554                               14,406                        14,775
 6/30/2005                  13,599                               14,445                        14,824
 7/31/2005                  13,481                               14,322                        14,698
 8/31/2005                  13,610                               14,462                        14,861
 9/30/2005                  13,505                               14,354                        14,747
10/31/2005                  13,433                               14,280                        14,685
11/30/2005                  13,476                               14,329                        14,745
12/31/2005                  13,545                               14,406                        14,835
 1/31/2006                  13,555                               14,419                        14,834
 2/28/2006                  13,572                               14,440                        14,837
 3/31/2006                  13,522                               14,390                        14,791
 4/30/2006                  13,515                               14,399                        14,804
 5/31/2006                  13,522                               14,396                        14,808
 6/30/2006                  13,537                               14,415                        14,835
 7/31/2006                  13,673                               14,563                        14,991
 8/31/2006                  13,812                               14,714                        15,159
 9/30/2006                  13,901                               14,826                        15,268
10/31/2006                  13,980                               14,899                        15,340
11/30/2006                  14,097                               15,028                        15,462
12/31/2006                  14,054                               14,983                        15,404
 1/31/2007                  14,024                               14,956                        15,405
 2/28/2007                  14,190                               15,136                        15,598
 3/31/2007                  14,236                               15,188                        15,638
 4/30/2007                  14,285                               15,257                        15,707
 5/31/2007                  14,197                               15,152                        15,617
 6/30/2007                  14,184                               15,142                        15,639
 7/31/2007                  14,291                               15,273                        15,831
 8/31/2007                  14,414                               15,408                        16,054
 9/30/2007                  14,506                               15,509                        16,164
10/31/2007                  14,587                               15,600                        16,261
11/30/2007                  14,820                               15,852                        16,653
12/31/2007                  14,848                               15,886                        16,706
 1/31/2008                  15,100                               16,158                        17,100
 2/29/2008                  15,109                               16,156                        17,287
 3/31/2008                  15,182                               16,253                        17,393
 4/30/2008                  15,103                               16,156                        17,161
 5/31/2008                  15,015                               16,065                        17,007

----------
(1) The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Intermediate Government Income Fund Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers Intermediate U.S. Government Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

Performance Highlights                     Wells Fargo Advantage Income Funds 21

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

-     The Fund's positive performance lagged behind its benchmark.

- Our strategy of adding some mortgage products and holding shorter-term U.S. treasuries helped performance while the Fund's exposure to certain mortgage-backed securities, asset-backed securities, and corporate bonds, along with investments associated with securities-lending activities detracted from Fund performance.

- We believe that the economic downturn is gaining momentum with the consumer facing a growing set of economic worries that include rising energy and food prices along with a tight credit market.

ONE IMPORTANT STRATEGY OF THE FUND DURING THE YEAR WAS TO USE THE OPPORTUNITIES IN THE MORTGAGE MARKET TO OUTPERFORM A LADDERED PORTFOLIO OF U. S. GOVERNMENT SECURITIES.

Treasury bonds went up significantly in price during the 12-month period while mortgage prices barely budged. Mortgages were held back initially by the realization that borrowers with subprime mortgages owed more than they could pay back. Many of the buyers of the subprime loans also borrowed more money than they could pay back and so they had to sell other assets. That set off a wave of selling in structured products--pre-packaged securities bundled together--that hurt prices in mortgage-backed securities, asset-backed securities, and ultimately in corporate bonds. In addition, investments made with cash collateral received from securities lending activities, while generally used for earning additional income, declined in value during this period of distress in short-term markets, detracting from Fund performance. It was quite a roller coaster ride in the normally staid high-grade fixed income world.

WE AVOIDED THE SCRAMBLE FOR U.S. TREASURIES AT ANY YIELD, HAD SHORTER BONDS THAN THE BENCHMARK, AND BENEFITED FROM THE RISE IN YIELDS DURING APRIL AND MAY, 2008.

We added mortgage products--primarily adjustable rate mortgages--to the Fund as yield spreads widened; however, we made these additions a bit early and did not benefit from the highest yields of the period. Nevertheless, we have seen some improvement in relative value in our conservative mortgage holdings in the last couple of months of the period, and we hope that these additions will ultimately contribute to positive returns.

PORTFOLIO ALLOCATION (3)
(AS OF MAY 31, 2008)

[PIE CHART]

U.S. Government Agencies                       (56%)
Collateralized Mortgage Securities             (40%)
U.S. Treasury Notes                             (2%)
Cash Equivalents                                (2%)

----------
(3)   Portfolio allocation is subject to change.

22 Wells Fargo Advantage Income Funds                     Performance Highlights

THE FOCUS OF THE CREDIT CRUNCH HAS SHIFTED FROM WALL STREET TO MAIN STREET. Thanks to the actions of the Fed, we believe that the worst of the counterparty and liquidity risk is likely behind us and the market's perception of risk declined, briefly lulling the market into a state of complacency. With the apparent passing of this stage of the liquidity crisis, the economic downturn has returned to center stage with the consumer facing a growing set of economic woes. Newly delinquent mortgage borrowers outnumbered those who caught up on their overdue payments by two to one, signaling that the nationwide efforts to help homeowners avoid default may be falling short. There is little evidence of a significant increase in consumer sales attributable to the federal government's stimulus checks. While it's too early to know the final impact, consumer confidence statistics lead us to believe that consumers will not be the ones that exhibit the best prospects for saving the economy from a downturn this cycle.

Caught between the combination of soft growth and escalating inflation risks, the Fed has its work cut out for it as it tries to successfully achieve its dual mandate of low and stable inflation and maximum sustainable employment. So far during this crisis, the Fed has been willing to risk a little inflation. Now that inflation appears to be upon us, we fear for bond prices.

Performance Highlights                     Wells Fargo Advantage Income Funds 23

AVERAGE ANNUAL TOTAL RETURN (4) (%) (AS OF MAY 31, 2008)

                                              INCLUDING SALES CHARGE             EXCLUDING SALES CHARGE           EXPENSE RATIO
INTERMEDIATE                        -----------------------------------  -----------------------------------  -------------------
GOVERNMENT INCOME FUND              6 MONTHS*   1 YEAR  5 YEAR  10 YEAR  6 MONTHS*  1 YEAR   5 YEAR  10 YEAR  GROSS (5)   NET (6)
----------------------              ---------   ------  ------  -------  ---------  ------   ------  -------  ---------   -------
Class A (NVGAX)                      (3.24)      1.00    1.55     4.15     1.32      5.76     2.49     4.63     0.94%      0.95%
Class B (NVBGX)                      (4.16)     (0.04)   1.33     3.84     0.84      4.96     1.71     3.84     1.69%      1.70%
Class C (WFGCX)                      (0.14)      4.00    1.70     3.84     0.86      5.00     1.70     3.84     1.69%      1.70%
Administrator Class (NVGIX)                                                1.34      6.02     2.74     4.85     0.86%      0.70%
Lehman Brothers Intermediate U.S. Government Bond Index (1)                2.12      8.90     3.49     5.46

*Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks. The U.S. Government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

----------
(4) Performance shown prior to the inception of the Class C shares on November 8, 1999, reflects the performance of the Administrator Class, adjusted to reflect Class C sales charges and expenses.

(5) For Class A, Class B, and Class C shares, ratios reflect the gross expense ratio as stated in the June 20, 2008, prospectus. As of May 31, 2008, the gross expense ratios were 1.09% for Class A, 1.84% for Class B, and 1.84% for Class C. For the Administrator Class shares, ratio reflects the gross expense ratio effective as of June 2, 2008, as stated in the supplement dated May 30, 2008 to the October 1, 2007, prospectus. As of May 31, 2008, the gross expense ratio was 0.91% for Administrator Class shares.

(6) The investment adviser has contractually committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, as shown. A decrease in the Fund's fees and expenses that took effect on June 2, 2008, resulted in the gross expense ratios of the Class A, Class B and Class C shares falling below the contractual net operating expense ratios committed to by the adviser. Without these reductions, the Fund's returns for the Administrator Class shares would have been lower.

24 Wells Fargo Advantage Income Funds                     Performance Highlights

WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Short Duration Government Bond Fund (the Fund) seeks to provide current income consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas O'Connor, CFA
William Stevens

FUND INCEPTION

December 18, 1992

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2008
(EXCLUDING SALES CHARGES)

SHORT DURATION GOVERNMENT BOND FUND                           1 Year
--------------------------------------------------------      ------
Class A                                                        5.95%
Lehman Brothers 1-3 Year U.S. Government Bond Index (1)        7.27%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 3.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Net and gross expense ratios for Class A shares are 0.85% and 0.95%, respectively. The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF MAY 31, 2008)

[LINE GRAPH]

                                                           WELLS FARGO ADVANTAGE
                  WELLS FARGO ADVANTAGE SHORT                  SHORT DURATION               LEHMAN BROTHERS 1-3
                   DURATION GOVERNMENT BOND                 GOVERNMENT BOND FUND           YEAR U.S. GOVERNMENT
                        FUND - CLASS A                     - ADMINISTRATOR CLASS                BOND INDEX
                  ---------------------------              ---------------------           --------------------
 5/31/1998                    9,700                                10,000                         10,000
 6/30/1998                    9,756                                10,060                         10,051
 7/31/1998                    9,798                                10,115                         10,099
 8/31/1998                    9,926                                10,250                         10,221
 9/30/1998                   10,063                                10,383                         10,359
10/31/1998                   10,083                                10,416                         10,410
11/30/1998                   10,053                                10,397                         10,399
12/31/1998                   10,106                                10,444                         10,439
 1/31/1999                   10,139                                10,480                         10,479
 2/28/1999                   10,100                                10,442                         10,431
 3/31/1999                   10,163                                10,509                         10,502
 4/30/1999                   10,195                                10,554                         10,535
 5/31/1999                   10,147                                10,508                         10,528
 6/30/1999                   10,192                                10,546                         10,558
 7/31/1999                   10,217                                10,573                         10,591
 8/31/1999                   10,211                                10,580                         10,620
 9/30/1999                   10,289                                10,652                         10,690
10/31/1999                   10,316                                10,693                         10,719
11/30/1999                   10,334                                10,714                         10,740
12/31/1999                   10,340                                10,712                         10,749
 1/31/2000                   10,326                                10,700                         10,746
 2/29/2000                   10,384                                10,761                         10,820
 3/31/2000                   10,455                                10,837                         10,885
 4/30/2000                   10,483                                10,869                         10,912
 5/31/2000                   10,524                                10,914                         10,952
 6/30/2000                   10,619                                11,026                         11,071
 7/31/2000                   10,682                                11,094                         11,142
 8/31/2000                   10,767                                11,184                         11,227
 9/30/2000                   10,861                                11,285                         11,315
10/31/2000                   10,914                                11,330                         11,376
11/30/2000                   11,021                                11,444                         11,486
12/31/2000                   11,150                                11,580                         11,627
 1/31/2001                   11,278                                11,727                         11,781
 2/28/2001                   11,349                                11,803                         11,857
 3/31/2001                   11,432                                11,892                         11,953
 4/30/2001                   11,468                                11,920                         11,987
 5/31/2001                   11,529                                11,998                         12,053
 6/30/2001                   11,567                                12,028                         12,097
 7/31/2001                   11,695                                12,164                         12,239
 8/31/2001                   11,767                                12,253                         12,316
 9/30/2001                   11,953                                12,449                         12,522
10/31/2001                   12,080                                12,583                         12,647
11/30/2001                   12,008                                12,511                         12,612
12/31/2001                   11,991                                12,484                         12,619
 1/31/2002                   12,048                                12,558                         12,650
 2/28/2002                   12,115                                12,630                         12,713
 3/31/2002                   12,031                                12,534                         12,622
 4/30/2002                   12,169                                12,680                         12,775
 5/31/2002                   12,222                                12,750                         12,825
 6/30/2002                   12,313                                12,847                         12,940
 7/31/2002                   12,458                                12,989                         13,096
 8/31/2002                   12,508                                13,056                         13,149
 9/30/2002                   12,628                                13,172                         13,255
10/31/2002                   12,640                                13,201                         13,288
11/30/2002                   12,592                                13,154                         13,250
12/31/2002                   12,710                                13,269                         13,378
 1/31/2003                   12,729                                13,293                         13,380
 2/28/2003                   12,811                                13,384                         13,441
 3/31/2003                   12,821                                13,399                         13,468
 4/30/2003                   12,845                                13,429                         13,495
 5/31/2003                   12,900                                13,493                         13,550
 6/30/2003                   12,890                                13,499                         13,571
 7/31/2003                   12,734                                13,339                         13,484
 8/31/2003                   12,788                                13,386                         13,489
 9/30/2003                   12,928                                13,536                         13,625
10/31/2003                   12,884                                13,506                         13,569
11/30/2003                   12,868                                13,493                         13,567
12/31/2003                   12,954                                13,573                         13,647
 1/31/2004                   12,999                                13,624                         13,679
 2/29/2004                   13,058                                13,702                         13,751
 3/31/2004                   13,119                                13,756                         13,796
 4/30/2004                   12,970                                13,617                         13,657
 5/31/2004                   12,953                                13,589                         13,640
 6/30/2004                   12,947                                13,599                         13,642
 7/31/2004                   13,019                                13,664                         13,696
 8/31/2004                   13,114                                13,768                         13,796
 9/30/2004                   13,107                                13,764                         13,785
10/31/2004                   13,152                                13,814                         13,832
11/30/2004                   13,080                                13,741                         13,764
12/31/2004                   13,105                                13,770                         13,793
 1/31/2005                   13,100                                13,768                         13,790
 2/28/2005                   13,081                                13,751                         13,761
 3/31/2005                   13,062                                13,748                         13,757
 4/30/2005                   13,123                                13,814                         13,838
 5/31/2005                   13,185                                13,883                         13,895
 6/30/2005                   13,207                                13,909                         13,922
 7/31/2005                   13,164                                13,866                         13,883
 8/31/2005                   13,240                                13,948                         13,971
 9/30/2005                   13,209                                13,906                         13,935
10/31/2005                   13,195                                13,893                         13,931
11/30/2005                   13,233                                13,937                         13,976
12/31/2005                   13,273                                13,981                         14,030
 1/31/2006                   13,299                                14,012                         14,057
 2/28/2006                   13,313                                14,044                         14,071
 3/31/2006                   13,327                                14,048                         14,088
 4/30/2006                   13,369                                14,108                         14,134
 5/31/2006                   13,385                                14,114                         14,154
 6/30/2006                   13,401                                14,134                         14,181
 7/31/2006                   13,487                                14,228                         14,289
 8/31/2006                   13,576                                14,338                         14,393
 9/30/2006                   13,649                                14,419                         14,468
10/31/2006                   13,712                                14,474                         14,527
11/30/2006                   13,776                                14,559                         14,604
12/31/2006                   13,784                                14,571                         14,610
 1/31/2007                   13,820                                14,597                         14,642
 2/28/2007                   13,924                                14,709                         14,756
 3/31/2007                   13,973                                14,765                         14,814
 4/30/2007                   14,022                                14,819                         14,867
 5/31/2007                   14,012                                14,812                         14,858
 6/30/2007                   14,061                                14,867                         14,921
 7/31/2007                   14,139                                14,953                         15,044
 8/31/2007                   14,261                                15,084                         15,184
 9/30/2007                   14,342                                15,173                         15,295
10/31/2007                   14,395                                15,247                         15,359
11/30/2007                   14,518                                15,366                         15,598
12/31/2007                   14,584                                15,438                         15,646
 1/31/2008                   14,810                                15,681                         15,913
 2/29/2008                   14,890                                15,769                         16,063
 3/31/2008                   14,909                                15,792                         16,111
 4/30/2008                   14,841                                15,723                         15,992
 5/31/2008                   14,846                                15,732                         15,938

----------
(1) The Lehman Brothers 1-3 Year U.S. Government Bond Index is composed of publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with maturities between one year and
      2.9 years are included in the Index. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Short Duration Government Bond Fund Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers 1-3 Year U.S. Government Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

Performance Highlights                     Wells Fargo Advantage Income Funds 25

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

-     The Fund's positive performance lagged behind its benchmark.

- Detractors from performance were many, including our overweight position to mortgages, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and exposure to securities lending activities. Timely opportunities to trade dislocations in mortgage-backed securities (MBS) helped performance.

- We remain focused on taking advantage of the various day-to-day market dislocations and associated relative value trading opportunities that accompany these periods of heightened economic uncertainty.

THE REPORTING PERIOD WAS A CHALLENGING TIME FOR ALL SPREAD PRODUCTS.

Main detractors from performance included the Fund's overweight to spread products such as mortgages, CMBS, and ABS, all of which underperformed U.S. Treasuries as the liquidity squeeze caused spreads to widen. CMBS and ABS widened to record levels during the period, moving beyond the wide levels of the 1998 credit crisis. While the availability of financing and distrust of structured products--prepackaged securities bundled together--played a role, weak prices in the commercial real estate sector and concerns over the economic health of the U.S. consumer in the face of declining housing and stock markets also contributed to market uncertainty.

Spreads in the Fund's collateralized mortgage obligation (CMO) positions also widened relative to U.S. Treasuries. This was accompanied by increased volatility, poor liquidity--especially in short duration instruments--and more stringent lending practices, all of which contributed to our underperformance. Our portfolio positioning also was hurt by the steepening of the yield curve. As interest rates rallied, managing the duration of the portfolio's mortgage holdings (convexity hedging) further detracted from performance. Investments made with cash collateral received from securities lending activities, while generally used for earning additional income, declined in value during this period of distress in short-term markets, detracting from Fund performance.

Although the reporting period was a challenging time for all spread products, volatility in the market did present opportunities to trade dislocations in the MBS market, which benefited Fund performance. Timely moves out of and into hybrid adjustable-rate mortgages (ARMs) also contributed where spreads tightened significantly compared to earlier widening on heavy real estate investment trust
(REIT) demand.

26 Wells Fargo Advantage Income Funds                     Performance Highlights

RELATIVE TO THE BENCHMARK, WE MAINTAINED AN OVERWEIGHTING OF SECURITIES WITH FIVE-YEAR MATURITIES AND AN UNDERWEIGHTING OF TWO-YEAR SECURITIES.

Late in 2007 we made some relative value trades in the CMO market and added cheap bonds to the Fund as dealers attempted to reduce inventory on their balance sheets. Then as liquidity started to return in 2008, we reduced this overweight to move into seasoned 15-year passthroughs. We also added to our ABS overweighted position and purchased several blocks of automobile asset-backed securities in April 2008 which lagged the strong snap back in other spread products.

Throughout the reporting period we increased our overweight to agency hybrid ARMs by adding par and premium coupon securities as spreads moved wider amid tighter credit conditions and large liquidation lists. We believe that these continue to offer good fundamental value, particularly in an environment of low housing price appreciation. The ARM share of conventional issuance also continues to decline which we believe will create a positive supply environment over the coming months. At the end of the reporting period we reduced the Fund's overweights to both CMOs and high quality ABS as those products outperformed U.S. Treasuries significantly.

THE FOCUS OF THE CREDIT CRUNCH HAS SHIFTED FROM WALL STREET TO MAIN STREET.

Thanks to the actions of the Fed, we believe that the worst of the counterparty and liquidity risk is likely behind us and the market's perception of risk declined, briefly lulling the market into a state of complacency. With the apparent passing of this stage of the liquidity crisis, the economic downturn has returned to center stage with the consumer facing a growing set of economic woes. Newly delinquent mortgage borrowers outnumbered those who caught up on their overdue payments by two to one, signaling that the nationwide efforts to help homeowners avoid default may be falling short. There is little evidence of a significant increase in consumer sales attributable to the federal government's stimulus checks. While it's too early to know the final impact, consumer confidence statistics imply the outlook is bleak. Surging oil prices and its potential impact on consumer spending have put considerable pressure on the stock market. Caught between the combination of soft growth and escalating inflation risks, the Fed has its work cut out for it as it tries to successfully achieve its dual mandate of low and stable inflation and maximum sustainable employment.

PORTFOLIO ALLOCATION (3)
(AS OF MAY 31, 2008)

[PIE CHART]

U.S. Treasury Notes                            (26%)
U.S. Government Agencies                       (49%)
Collateralized Mortgage Securities             (12%)
Cash Equivalents                                (4%)
Asset Backed Securities                         (9%)

----------
(3)   Portfolio allocation is subject to change.

Performance Highlights                     Wells Fargo Advantage Income Funds 27

AVERAGE ANNUAL TOTAL RETURN (4) (%) (AS OF MAY 31, 2008)

                                       INCLUDING SALES CHARGE                EXCLUDING SALES CHARGE            EXPENSE RATIO
SHORT DURATION                 -------------------------------------  -------------------------------------  ------------------
GOVERNMENT BOND FUND           6 MONTHS *    1 YEAR  5 YEAR  10 YEAR  6 MONTHS *    1 YEAR  5 YEAR  10 YEAR  GROSS (5)  NET (6)
-----------------------------  ------------  ------  ------  -------  ------------  ------  ------  -------  ---------  -------
Class A (MSDAX)                   (0.81)      2.77   2.23      4.03       2.26       5.95    2.85     4.35     0.95%    0.85%
Class B (MSDBX)                   (1.22)      2.06   2.08      3.84       1.78       5.06    2.08     3.84     1.70%    1.60%
Class C (MSDCX)                    0.78       4.06   2.08      3.84       1.78       5.06    2.08     3.84     1.70%    1.60%
Administrator Class (MNSGX)                                               2.39       6.21    3.12     4.64     0.87%    0.60%
Institutional Class (WSGIX)                                               2.38       6.40    3.23     4.69     0.60%    0.42%
Lehman Brothers 1-3 Year U.S.
  Government Bond Index (1)                                               2.18       7.27    3.30     4.77

*  Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class B shares, the maximum contingent deferred sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charges assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks. The U.S. Government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(4) Performance shown prior to the inception of the Class B and Class C shares on May 31, 2002, reflects the performance of the Administrator Class shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of the Institutional Class shares on April 11, 2005, reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(5) For Class A, Class B, and Class C shares, ratios reflect the gross expense ratios as stated in the June 20, 2008, prospectus. As of May 31, 2008, the gross expense ratio was 1.10% for Class A, 1.85% for Class B, and 1.85% for Class C. For the Administrator class, ratio reflects the gross expense ratio effective as of June 2, 2008, as stated in the supplement dated May 30, 2008 to the October 1, 2007 prospectus. As of May 31, 2008, the gross expense ratio was 0.92% for the Administrator Class shares. For the Institutional Class shares, ratio reflects the gross expense ratio effective as of June 2, 2008, as stated in the supplement dated May 30, 2008 to the April 1, 2008 prospectus. As of May 31, 2008, the gross expense ratio was 0.65% for the Institutional Class shares.

(6) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

28 Wells Fargo Advantage Income Funds                     Performance Highlights

WELLS FARGO ADVANTAGE STABLE INCOME FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Stable Income Fund (the Fund) seeks current income consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Galliard Capital Management, Inc.

PORTFOLIO MANAGERS

Richard Merriam, CFA

Ajay Mirza, CFA

FUND INCEPTION

November 11, 1994

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2008
(EXCLUDING SALES CHARGES)

STABLE INCOME FUND                                         1 YEAR
---------------------------------------------------------  ------
Class A                                                     0.35%
Lehman Brothers 9-12 Months U.S. Short Treasury Index (1)   5.79%
Lehman Brothers 1-3 Year U.S. Government/Credit Bond
Index (2)                                                   6.99%
Lehman Brothers 9-12 Months Short-Term U.S.
   Government/Credit Bond Index (3)                         5.79%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 2.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Net and gross expense ratios for Class A shares are 0.85% and 0.94%, respectively. The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio, including the Master Portfolio's fees and expenses.

GROWTH OF $10,000 INVESTMENT (4)
(AS OF MAY 31, 2008)

                                                                                                                 LEHMAN BROTHERS 1-3
                                                                                         LEHMAN BROTHERS 9-12         YEAR U.S.
              WELLS FARGO ADVANTAGE STABLE            WELLS FARGO ADVANTAGE STABLE        MONTHS U.S. SHORT      GOVERNMENT/CREDIT
                 INCOME FUND - CLASS A             INCOME FUND - ADMINISTRATOR CLASS        TREASURY INDEX           BOND INDEX
----------  -------------------------------        ---------------------------------     --------------------    -------------------
5/31/1998                 9,800                                10,000                            10,000                  10,000
6/30/1998                 9,845                                10,056                            10,048                  10,052
7/31/1998                 9,894                                10,106                            10,096                  10,098
8/31/1998                 9,976                                10,190                            10,170                  10,214
9/30/1998                10,059                                10,275                            10,253                  10,352
10/31/1998               10,085                                10,301                            10,306                  10,397
11/30/1998               10,102                                10,319                            10,320                  10,395
12/31/1998               10,149                                10,356                            10,361                  10,435
1/31/1999                10,168                                10,386                            10,402                  10,480
2/28/1999                10,168                                10,386                            10,415                  10,436
3/31/1999                10,227                                10,446                            10,476                  10,509
4/30/1999                10,266                                10,485                            10,513                  10,545
5/31/1999                10,265                                10,495                            10,544                  10,537
6/30/1999                10,298                                10,518                            10,584                  10,568
7/31/1999                10,333                                10,554                            10,630                  10,598
8/31/1999                10,357                                10,579                            10,665                  10,626
9/30/1999                10,414                                10,637                            10,723                  10,698
10/31/1999               10,432                                10,655                            10,760                  10,729
11/30/1999               10,453                                10,677                            10,788                  10,753
12/31/1999               10,497                                10,726                            10,818                  10,764
1/31/2000                10,491                                10,732                            10,855                  10,764
2/29/2000                10,548                                10,782                            10,911                  10,839
3/31/2000                10,603                                10,840                            10,964                  10,900
4/30/2000                10,644                                10,884                            11,018                  10,921
5/31/2000                10,704                                10,939                            11,067                  10,961
6/30/2000                10,801                                11,041                            11,151                  11,081
7/31/2000                10,841                                11,094                            11,212                  11,157
8/31/2000                10,908                                11,155                            11,248                  11,246
9/30/2000                10,980                                11,231                            11,314                  11,338
10/31/2000               11,034                                11,288                            11,366                  11,389
11/30/2000               11,106                                11,363                            11,441                  11,495
12/31/2000               11,213                                11,475                            11,549                  11,634
1/31/2001                11,316                                11,595                            11,676                  11,799
2/28/2001                11,399                                11,670                            11,726                  11,883
3/31/2001                11,473                                11,748                            11,807                  11,979
4/30/2001                11,496                                11,786                            11,861                  12,017
5/31/2001                11,558                                11,841                            11,929                  12,091
6/30/2001                11,599                                11,885                            11,964                  12,137
7/31/2001                11,686                                11,988                            12,040                  12,290
8/31/2001                11,742                                12,035                            12,073                  12,373
9/30/2001                11,812                                12,121                            12,184                  12,558
10/31/2001               11,858                                12,159                            12,257                  12,683
11/30/2001               11,813                                12,115                            12,278                  12,649
12/31/2001               11,833                                12,150                            12,307                  12,655
1/31/2002                11,853                                12,162                            12,320                  12,691
2/28/2002                11,873                                12,184                            12,348                  12,746
3/31/2002                11,840                                12,165                            12,329                  12,663
4/30/2002                11,925                                12,254                            12,404                  12,805
5/31/2002                11,966                                12,299                            12,429                  12,872
6/30/2002                12,016                                12,351                            12,490                  12,975
7/31/2002                12,068                                12,392                            12,534                  13,104
8/31/2002                12,066                                12,402                            12,548                  13,175
9/30/2002                12,117                                12,452                            12,598                  13,289
10/31/2002               12,125                                12,462                            12,622                  13,306
11/30/2002               12,125                                12,464                            12,627                  13,305
12/31/2002               12,191                                12,543                            12,672                  13,450
1/31/2003                12,211                                12,552                            12,683                  13,466
2/28/2003                12,268                                12,622                            12,699                  13,541
3/31/2003                12,273                                12,631                            12,721                  13,569
4/30/2003                12,306                                12,658                            12,734                  13,622
5/31/2003                12,326                                12,684                            12,748                  13,699
6/30/2003                12,333                                12,694                            12,772                  13,729
7/31/2003                12,270                                12,631                            12,767                  13,640
8/31/2003                12,295                                12,658                            12,780                  13,645
9/30/2003                12,347                                12,727                            12,817                  13,796
10/31/2003               12,337                                12,708                            12,813                  13,740
11/30/2003               12,337                                12,711                            12,814                  13,741
12/31/2003               12,375                                12,754                            12,853                  13,828
1/31/2004                12,398                                12,780                            12,870                  13,866
2/29/2004                12,433                                12,819                            12,893                  13,944
3/31/2004                12,447                                12,837                            12,908                  13,993
4/30/2004                12,392                                12,783                            12,884                  13,850
5/31/2004                12,381                                12,775                            12,883                  13,830
6/30/2004                12,392                                12,789                            12,883                  13,834
7/31/2004                12,417                                12,818                            12,909                  13,893
8/31/2004                12,450                                12,855                            12,944                  14,002
9/30/2004                12,472                                12,881                            12,943                  13,994
10/31/2004               12,486                                12,897                            12,964                  14,043
11/30/2004               12,477                                12,890                            12,954                  13,974
12/31/2004               12,508                                12,913                            12,974                  14,008
1/31/2005                12,518                                12,940                            12,988                  14,006
2/28/2005                12,517                                12,941                            12,993                  13,979
3/31/2005                12,530                                12,958                            13,016                  13,969
4/30/2005                12,567                                12,998                            13,059                  14,050
5/31/2005                12,612                                13,048                            13,100                  14,111
6/30/2005                12,645                                13,085                            13,122                  14,142
7/31/2005                12,629                                13,071                            13,127                  14,104
8/31/2005                12,688                                13,122                            13,180                  14,196
9/30/2005                12,681                                13,131                            13,188                  14,160
10/31/2005               12,694                                13,133                            13,210                  14,155
11/30/2005               12,728                                13,184                            13,251                  14,201
12/31/2005               12,775                                13,235                            13,302                  14,256
1/31/2006                12,808                                13,271                            13,335                  14,284
2/28/2006                12,832                                13,286                            13,367                  14,301
3/31/2006                12,857                                13,326                            13,407                  14,318
4/30/2006                12,895                                13,368                            13,451                  14,366
5/31/2006                12,924                                13,400                            13,490                  14,386
6/30/2006                12,959                                13,427                            13,527                  14,415
7/31/2006                13,028                                13,513                            13,602                  14,526
8/31/2006                13,100                                13,590                            13,669                  14,635
9/30/2006                13,162                                13,657                            13,731                  14,712
10/31/2006               13,219                                13,705                            13,785                  14,774
11/30/2006               13,282                                13,786                            13,842                  14,856
12/31/2006               13,315                                13,821                            13,884                  14,863
1/31/2007                13,349                                13,860                            13,937                  14,897
2/28/2007                13,420                                13,936                            14,003                  15,018
3/31/2007                13,479                                14,000                            14,058                  15,077
4/30/2007                13,523                                14,048                            14,109                  15,132
5/31/2007                13,544                                14,072                            14,163                  15,120
6/30/2007                13,596                                14,115                            14,226                  15,184
7/31/2007                13,658                                14,181                            14,300                  15,303
8/31/2007                13,684                                14,211                            14,399                  15,427
9/30/2007                13,729                                14,260                            14,488                  15,541
10/31/2007               13,794                                14,344                            14,534                  15,612
11/30/2007               13,859                                14,415                            14,670                  15,832
12/31/2007               13,834                                14,378                            14,699                  15,878
1/31/2008                13,905                                14,454                            14,879                  16,155
2/29/2008                13,813                                14,360                            14,955                  16,299
3/31/2008                13,594                                14,133                            15,005                  16,311
4/30/2008                13,596                                14,138                            14,986                  16,218
5/31/2008                13,592                                14,136                            14,982                  16,178

----------
(1) The Lehman Brothers 9-12 Months U.S. Short Treasury Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero-coupon strips. You cannot invest directly in an Index.

Performance Highlights                     Wells Fargo Advantage Income Funds 29

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Fund's relative underperformance was primarily driven by the Fund's exposure to spread sectors, such as mortgage and asset-backed securities.

- We continued our strategy of investing in shorter duration, higher income producing securities and diversifying across all fixed-income sectors.

- Improvement in risk premiums should aid relative performance of the portfolio versus its benchmark.

CONTINUED WEAKNESS IN THE HOUSING MARKET AND LIQUIDITY PROBLEMS IN THE CAPITAL MARKETS WEIGHED HEAVILY ON SECURITY PRICES AND NEGATIVELY IMPACTED HOLDINGS IN THE FUND.

The Fund's relative overall performance was primarily driven by the Fund's exposure to spread sectors, such as mortgage and asset-backed securities. These sectors underperformed relative to U.S. Treasuries. The Fund's exposure to nonagency mortgage related assets that includes subprime home equity and non-agency mortgage related assets is approximately 20%. Most of these securities are senior in capital structure and thus have senior payment priority within the trust that issued them. However, the weakness in housing and the severe illiquidity in the capital markets have impacted these security prices adversely and thus negatively impacted Fund performance during last year.

PORTFOLIO ALLOCATION (5)
(AS OF MAY 31, 2008)

[PIE CHART]

Corporate Bonds                      (8%)
Cash Equivalent                     (17%)
Collateralized Mortgage Securities  (24%)
Asset Backed Securities             (22%)
Municipal Bonds                      (4%)
U.S. Government Agencies            (25%)

----------
(2) The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Government/Credit Index which includes securities in the Government and Credit indices. The Government Index includes treasuries (i.e. public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an Index.

(3) The Lehman Brothers 9-12 Months Short-Term U.S. Government/Credit Bond Index is the 9-12 month component of the Short Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Index has an inception date of August 1, 2004. You cannot invest directly in an Index.

(4) The chart compares the performance of the Wells Fargo Advantage Stable Income Fund Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers 9-12 Months U.S. Short Treasury Index, and the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 2.00%.

(5) This chart represents the composite of the portfolio allocations of the master portfolios in which the Fund invests. Portfolio holdings are subject to change and may have changed since the date specified. See Notes to Financial Statements for a discussion of the master portfolios.

30 Wells Fargo Advantage Income Funds                     Performance Highlights

      Investments made with cash collateral received from securities lending activities, while generally used for earning additional income, declined in value during this period of distress in short-term markets, detracting from Fund performance.

      WE FOCUSED ON REINVESTING INCOME, PRINCIPAL PAYMENTS FROM MORTGAGE SECURITIES, AND PRINCIPAL FROM SECURITES THAT HAD MATURED.

      We continued to apply our strategy of investing in shorter duration, higher income producing securities and diversifying the Fund's portfolio across all sectors of the fixed income market. Investment activity primarily involved reinvestment of income, principal payments from mortgage securities, and principal from securities that have matured. The Fund's cash position is higher to position for shorter duration and liquidity.

      WE BELIEVE THAT THE FED WILL BE HESITANT TO CUT INTEREST RATES FURTHER AND MAY INSTEAD OPT FOR SUPPORTING MORE TARGETED PROGRAMS TO HELP HOMEOWNERS, TAXPAYERS, AND OTHERS CAUGHT BY THE CREDIT CRISIS.

      Concern seems to be shifting now to inflation and the weak U.S. dollar. Treasury rates have started to move higher and risk premiums have shown signs of improvement which may help relative performance going forward. We still are experiencing a difficult housing environment, which is anticipated to take some time to stabilize and improve. As such, liquidity in the non-agency mortgage sector is expected to only gradually improve.

Performance Highlights                     Wells Fargo Advantage Income Funds 31

AVERAGE ANNUAL TOTAL RETURN (6) (%) (AS OF MAY 31, 2008)

                                             Including Sales Charge              Excluding Sales Charge         Expense Ratio
                                        ----------------------------------  --------------------------------- -----------------
STABLE INCOME FUND                      6 Months *   1 Year 5 Year 10 Year 6 Months *   1 Year 5 Year 10 Year Gross (7) Net (8)
-----------------------------           ------------ ------ ------ ------- ------------ ------ ------ ------- --------- -------
Class A (NVSAX)                            (3.89)    (1.66)  1.56    3.12     (1.93)     0.35   1.97    3.32    0.94%    0.85%
Class B (NVSBX)                            (3.79)    (1.92)  1.20    2.55     (2.29)    (0.42)  1.20    2.55    1.69%    1.60%
Class C (WSICX)                            (3.39)    (1.49)  1.20    2.50     (2.39)    (0.49)  1.20    2.50    1.69%    1.60%
Administrator Class (NVSIX)                                                   (1.94)     0.45   2.19    3.52    0.86%    0.65%
Lehman Brothers 9-12 Months
  U.S. Short Treasury Index (2)                                                2.13      5.79   3.28    4.13
Lehman Brothers 1-3 Year U.S.
  Government/Credit Bond Index (3)                                             2.18      6.99   3.38    4.93
Lehman Brothers 9-12 Months  Short-Term
 U.S. Government/Credit Bond Index (1)                                         2.31      5.79     NA      NA

*   Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class B shares, the maximum contingent deferred sales charge is 1.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charges assumes the sales charge for the corresponding time period. Administrator class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(6) Performance shown prior to the inception of the Class C shares on June 30, 2003 reflects the performance of the Administrator Class, adjusted to reflect Class C sales charges and expenses. The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

(7) For the Class A, Class B, and Class C shares, ratios reflect the gross expense ratio as stated in the June 20, 2008 prospectus. As of May 31, 2008, the gross expense ratio was 0.95% for Class A, 1.70% for Class B, and 1.70% for Class C. For the Administrator Class shares, ratio reflects the gross expense ratio effective as of June 2, 2008, as stated in the supplement dated May 30, 2008 to the October 1, 2007 prospectus. As of May 31, 2008, the gross expense ratio was 0.77% for the Administrator Class shares.

(8) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the Master Portfolio's fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower.

32 Wells Fargo Advantage Income Funds                    Performance Highlights

WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Strategic Income Fund (the Fund) seeks total return, consisting of a high level of current income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION

November 30, 2000

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2008
(EXCLUDING SALES CHARGES)

STRATEGIC INCOME FUND                            1 YEAR
---------------------                           -------
Class A                                         (3.01)%
Lehman Brothers U.S. Corporate High Yield Bond  (1.26)%
Index (1)

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 4.50%. Performance including sales charge assumes the sales charge for the corresponding time period. The Fund has a redemption fee of 2.00% deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. Performance data does not reflect the deduction of this fee, which, if reflected,would reduce the performance. Net and gross expense ratios for Class A shares are 1.10% and 1.26%, respectively. The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund.

GROWTH OF $ 10,000 INVESTMENT(2)
(AS OF MAY 31, 2008)

             WELLS FARGO ADVANTAGE
            STRATEGIC INCOME FUND -  LEHMAN BROTHERS U.S. CORPORATE
                    CLASS A               HIGH YIELD BOND INDEX
----------  -----------------------  ------------------------------
11/30/2000            9,550                      10,000
12/31/2000           10,049                      10,193
1/31/2001            11,374                      10,957
2/28/2001            11,436                      11,103
3/31/2001            10,938                      10,841
4/30/2001            10,855                      10,706
5/31/2001            11,094                      10,899
6/30/2001            10,696                      10,593
7/31/2001            10,739                      10,749
8/31/2001            11,021                      10,876
9/30/2001            10,040                      10,145
10/31/2001           10,127                      10,396
11/30/2001           10,645                      10,775
12/31/2001           10,749                      10,731
1/31/2002            10,853                      10,806
2/28/2002            10,544                      10,655
3/31/2002            10,839                      10,912
4/30/2002            10,823                      11,082
5/31/2002            10,657                      11,025
6/30/2002             9,960                      10,212
7/31/2002             9,450                       9,766
8/31/2002             9,557                      10,044
9/30/2002             9,465                       9,912
10/31/2002            9,281                       9,826
11/30/2002           10,009                      10,434
12/31/2002           10,060                      10,580
1/31/2003            10,236                      10,933
2/28/2003            10,392                      11,067
3/31/2003            10,758                      11,386
4/30/2003            11,456                      12,061
5/31/2003            11,540                      12,186
6/30/2003            12,063                      12,536
7/31/2003            12,108                      12,398
8/31/2003            12,179                      12,541
9/30/2003            12,612                      12,884
10/31/2003           12,935                      13,144
11/30/2003           13,071                      13,343
12/31/2003           13,418                      13,645
1/31/2004            13,860                      13,906
2/29/2004            13,769                      13,871
3/31/2004            13,866                      13,965
4/30/2004            13,834                      13,870
5/31/2004            13,615                      13,635
6/30/2004            13,755                      13,831
7/31/2004            13,920                      14,019
8/31/2004            14,106                      14,294
9/30/2004            14,320                      14,501
10/31/2004           14,578                      14,763
11/30/2004           14,819                      14,941
12/31/2004           15,023                      15,164
1/31/2005            15,035                      15,144
2/28/2005            15,289                      15,367
3/31/2005            14,896                      14,920
4/30/2005            14,660                      14,775
5/31/2005            14,838                      15,037
6/30/2005            15,085                      15,332
7/31/2005            15,320                      15,600
8/31/2005            15,368                      15,630
9/30/2005            15,273                      15,474
10/31/2005           15,090                      15,366
11/30/2005           15,288                      15,446
12/31/2005           15,445                      15,579
1/31/2006            15,695                      15,827
2/28/2006            15,820                      15,933
3/31/2006            15,987                      16,029
4/30/2006            16,105                      16,127
5/31/2006            16,052                      16,125
6/30/2006            16,034                      16,069
7/31/2006            16,124                      16,226
8/31/2006            16,360                      16,489
9/30/2006            16,528                      16,723
10/31/2006           16,765                      16,950
11/30/2006           17,000                      17,235
12/31/2006           17,150                      17,424
1/31/2007            17,341                      17,619
2/28/2007            17,543                      17,865
3/31/2007            17,587                      17,884
4/30/2007            17,827                      18,117
5/31/2007            17,974                      18,252
6/30/2007            17,643                      17,924
7/31/2007            17,110                      17,289
8/31/2007            17,332                      17,525
9/30/2007            17,773                      17,984
10/31/2007           17,925                      18,092
11/30/2007           17,538                      17,699
12/31/2007           17,581                      17,751
1/31/2008            17,098                      17,514
2/29/2008            16,904                      17,275
3/31/2008            16,862                      17,216
4/30/2008            17,418                      17,957
5/31/2008            17,434                      18,022

----------
(1) The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Strategic Income Fund Class A shares for the life of the Fund with the Lehman Brothers U.S. Corporate High Yield Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Performance Highlights                     Wells Fargo Advantage Income Funds 33

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

-     The Fund underperformed its benchmark.

- Our positioning of the Fund was the single most important contributor to performance, but increasing the Fund's overall credit quality made it more Treasury-sensitive and led to underperformance at the end of the period as U.S. Treasury prices declined.

- We continue to believe that the current risk and reward trade-off suggests that we should maintain our current positioning for now.

ALTHOUGH WEAK OVERALL, THE HIGH YIELD MARKET WAS A ROLLER COASTER DURING THE PERIOD.

Primary concerns included weakness in the U.S. housing market and a slowing U.S. economy. The housing weakness spilled over into the mortgage market and led to major write-downs in the financial sector. Factors supporting the market were continued low, although trending higher, default rates; decent corporate earnings, excluding financials; and numerous proactive steps taken by the Fed to ease tight credit. Market psychology shifted several times during the period from recessionary fears to the "worst is behind us."

The largest factor contributing to the Fund's performance was positioning. The Fund was fairly aggressively positioned for most of the period while the market was weak. Over the last several months, however, we repositioned to more conservative holdings while the market rallied. High-yield spreads started the period at all-time tight levels of 238 basis points compared to U.S. Treasuries and ended the period at 621 basis points. (100 basis points equals 1.00%.) Spreads reached 831 basis points on March 17 and rallied after JP Morgan purchased Bear Stearns. We continue to believe that the current risk and reward trade-off suggests we should maintain our current positioning for now. Over the period, we were approximately market weight in B-rated bonds. We started underweight in BB-rated, market weight CCC-rated and held approximately 4% in equities. We are now overweight the higher-quality sector, underweight CCC-rated bonds and have reduced our equity exposure to below 2%. However, increasing our overall credit quality has made us more U.S. Treasury sensitive which led to underperformance at the end of the period as Treasury prices declined and lower-rated securities outperformed.

34 Wells Fargo Advantage Income Funds                     Performance Highlights

THE BIGGEST CHANGE THAT WE MADE TO THE FUND'S HOLDINGS WAS TO UPGRADE THE OVERALL CREDIT QUALITY OF THE PORTFOLIO.

CREDIT QUALITY (3)
(AS OF MAY 31, 2008)

[PIE CHART]

A         (2%)
B        (45%)
Unrated   (3%)
CCC      (12%)
BB       (29%)
BBB       (9%)

We ended the period with 11% of the portfolio in investment-grade bonds. Most of the investment-grade bonds were rated BB at the time of purchase and were subsequently upgraded by the ratings agencies. We also have 29% of the portfolio in BB-rated holdings, compared to the benchmark weight of 36%. We are slightly overweight B-rated bonds at 45% versus 44% for the benchmark. We are underweight CCC-rated bonds with only 12% compared to 20% for the benchmark. We currently have just under 2% of the portfolio in three equities. Two of the holdings are energy-related and have been trading very well. The third is a telecommunications holding that has been weaker. We sold five equity positions in February due to valuation concerns. In hindsight, we believe that this was a good decision.

The most significant changes that we made to the Fund's industry exposures were to increase positions in energy and health care because we believe that those industries will outperform in the current environment. We also made smaller additions to metals, media (noncable), and gaming. We reduced positions in chemicals, construction machinery, wireless telecommunications, automotive, finance, other industrials, and technology. We continue to have no exposure to homebuilders because our view is that the slowdown in the housing industry will continue.

OUR EXPECTATION IS THAT ECONOMIC GROWTH WILL REMAIN WEAK AS THE CONSUMER FEELS THE PRESSURES OF THE EMPLOYMENT MARKET, THE NEGATIVE EFFECTS OF LOWER HOUSING PRICES, AND HIGHER PRICES FOR FOOD AND ENERGY.

We are watching inflation closely, but currently believe that inflation is not as threatening as the weak economy. Default rates are expected to continue climbing because we believe that the high-yield market is still too leveraged for current conditions given our expectations of lower corporate profits. Consequently, we expect to remain conservatively positioned.

----------
(3) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Credit quality is subject to change.

Performance Highlights                     Wells Fargo Advantage Income Funds 35

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2008)

                                        Including Sales Charge                Excluding Sales Charge            Expense Ratio
                                -------------------------------------  -------------------------------------  ------------------
                                                              LIFE OF                                LIFE OF
STRATEGIC INCOME FUND           6 MONTHS *    1 YEAR  5 YEAR   FUND    6 MONTHS *    1 YEAR  5 YEAR   FUND    GROSS (4)  NET (5)
-----------------------------   ------------  ------  ------  -------  ------------  ------  ------  -------  ---------  -------
Class A (SASAX)                    (5.07)     (7.37)   7.61     7.69      (0.59)     (3.01)   8.60    8.36      1.26%     1.10%
Class B (SASIX)                    (5.86)     (8.71)   7.36     7.28      (0.86)     (3.71)   7.66    7.28      2.01%     1.85%
Class C (SASCX)                    (1.87)     (4.73)   7.64     7.25      (0.87)     (3.73)   7.64    7.25      2.01%     1.85%
Lehman Brothers U.S. Corporate
  HIGH Yield Bond Index (1)                                                1.83      (1.26)   8.14    8.17

*   Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charges assumes the sales charge for the corresponding time period. The Fund has a redemption fee of 2.00% deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4) Reflects the gross expense ratio as stated in the June 20, 2008, prospectus (including acquired fund fees and expenses). As of May 31, 2008, the gross expense ratios were 1.41% for Class A, 2.17% for Class B, and 2.16% for Class C.

(5) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower.

36 Wells Fargo Advantage Income Funds                     Performance Highlights

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Total Return Bond Fund (the Fund) seeks total return, consisting of income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Troy Ludgood
Thomas O'Connor, CFA
Lynne A. Royer
William Stevens

FUND INCEPTION

June 30, 1997

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2008
(EXCLUDING SALES CHARGES)

TOTAL RETURN BOND FUND                    1 YEAR
----------------------                    ------
Class A                                   6.15%
Lehman Brothers U.S. Aggregate Index (1)  6.89%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 4.50%. Performance including sales charge assumes the sales charge for the corresponding time period. Net and gross expense ratios for Class A shares are 0.85% and 0.91%, respectively. The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio, including the Master Portfolio's fees and expenses.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2008)


             WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE
            TOTAL RETURN BOND FUND  TOTAL RETURN BOND FUND      LEHMAN BROTHERS
                   - CLASS A        - ADMINISTRATOR CLASS    U.S. AGGREGATE INDEX
----------  ----------------------  -----------------------  --------------------
5/31/1998             9,550                 10,000                  10,000
6/30/1998             9,641                 10,097                  10,085
7/31/1998             9,656                 10,114                  10,106
8/31/1998             9,842                 10,310                  10,271
9/30/1998            10,051                 10,531                  10,511
10/31/1998            9,971                 10,449                  10,456
11/30/1998            9,993                 10,474                  10,515
12/31/1998           10,051                 10,537                  10,547
1/31/1999            10,118                 10,608                  10,622
2/28/1999             9,944                 10,427                  10,436
3/31/1999            10,022                 10,510                  10,494
4/30/1999            10,040                 10,532                  10,528
5/31/1999             9,957                 10,446                  10,435
6/30/1999             9,931                 10,420                  10,402
7/31/1999             9,907                 10,397                  10,358
8/31/1999             9,906                 10,398                  10,353
9/30/1999            10,002                 10,500                  10,473
10/31/1999           10,019                 10,519                  10,511
11/30/1999           10,017                 10,519                  10,511
12/31/1999            9,973                 10,474                  10,460
1/31/2000             9,973                 10,476                  10,426
2/29/2000            10,097                 10,608                  10,552
3/31/2000            10,224                 10,743                  10,691
4/30/2000            10,201                 10,721                  10,660
5/31/2000            10,182                 10,702                  10,655
6/30/2000            10,404                 10,937                  10,877
7/31/2000            10,497                 11,037                  10,976
8/31/2000            10,635                 11,184                  11,135
9/30/2000            10,743                 11,299                  11,205
10/31/2000           10,771                 11,330                  11,279
11/30/2000           10,939                 11,509                  11,464
12/31/2000           11,154                 11,737                  11,677
1/31/2001            11,312                 11,905                  11,869
2/28/2001            11,408                 12,008                  11,972
3/31/2001            11,481                 12,086                  12,032
4/30/2001            11,415                 12,019                  11,981
5/31/2001            11,489                 12,099                  12,053
6/30/2001            11,533                 12,147                  12,099
7/31/2001            11,801                 12,432                  12,370
8/31/2001            11,920                 12,559                  12,512
9/30/2001            12,088                 12,738                  12,659
10/31/2001           12,330                 12,995                  12,923
11/30/2001           12,128                 12,833                  12,745
12/31/2001           12,199                 12,759                  12,664
1/31/2002            12,270                 12,879                  12,766
2/28/2002            12,398                 13,006                  12,890
3/31/2002            12,170                 12,765                  12,676
4/30/2002            12,396                 13,009                  12,922
5/31/2002            12,493                 13,112                  13,032
6/30/2002            12,572                 13,196                  13,144
7/31/2002            12,750                 13,376                  13,303
8/31/2002            12,958                 13,601                  13,528
9/30/2002            13,183                 13,844                  13,747
10/31/2002           13,106                 13,764                  13,684
11/30/2002           13,123                 13,785                  13,680
12/31/2002           13,395                 14,060                  13,963
1/31/2003            13,420                 14,069                  13,975
2/28/2003            13,617                 14,278                  14,168
3/31/2003            13,587                 14,260                  14,157
4/30/2003            13,712                 14,398                  14,274
5/31/2003            13,997                 14,695                  14,540
6/30/2003            13,949                 14,648                  14,511
7/31/2003            13,468                 14,161                  14,023
8/31/2003            13,584                 14,289                  14,116
9/30/2003            13,952                 14,674                  14,490
10/31/2003           13,818                 14,533                  14,355
11/30/2003           13,841                 14,561                  14,389
12/31/2003           13,981                 14,713                  14,536
1/31/2004            14,086                 14,828                  14,653
2/29/2004            14,235                 14,990                  14,811
3/31/2004            14,346                 15,100                  14,923
4/30/2004            13,998                 14,741                  14,535
5/31/2004            13,936                 14,678                  14,476
6/30/2004            13,997                 14,746                  14,559
7/31/2004            14,139                 14,901                  14,703
8/31/2004            14,396                 15,179                  14,984
9/30/2004            14,435                 15,212                  15,024
10/31/2004           14,543                 15,343                  15,151
11/30/2004           14,421                 15,214                  15,029
12/31/2004           14,539                 15,343                  15,168
1/31/2005            14,626                 15,440                  15,263
2/28/2005            14,551                 15,361                  15,173
3/31/2005            14,455                 15,261                  15,096
4/30/2005            14,636                 15,459                  15,299
5/31/2005            14,798                 15,635                  15,465
6/30/2005            14,878                 15,724                  15,550
7/31/2005            14,735                 15,573                  15,408
8/31/2005            14,910                 15,764                  15,606
9/30/2005            14,755                 15,599                  15,445
10/31/2005           14,637                 15,474                  15,323
11/30/2005           14,685                 15,540                  15,390
12/31/2005           14,817                 15,671                  15,536
1/31/2006            14,818                 15,674                  15,538
2/28/2006            14,854                 15,714                  15,589
3/31/2006            14,714                 15,578                  15,436
4/30/2006            14,681                 15,545                  15,409
5/31/2006            14,663                 15,513                  15,392
6/30/2006            14,681                 15,547                  15,424
7/31/2006            14,872                 15,755                  15,632
8/31/2006            15,088                 15,990                  15,871
9/30/2006            15,219                 16,132                  16,011
10/31/2006           15,327                 16,237                  16,117
11/30/2006           15,497                 16,422                  16,304
12/31/2006           15,393                 16,311                  16,209
1/31/2007            15,389                 16,308                  16,202
2/28/2007            15,622                 16,575                  16,452
3/31/2007            15,619                 16,559                  16,453
4/30/2007            15,690                 16,652                  16,542
5/31/2007            15,571                 16,512                  16,416
6/30/2007            15,516                 16,453                  16,368
7/31/2007            15,627                 16,575                  16,504
8/31/2007            15,791                 16,754                  16,706
9/30/2007            15,905                 16,892                  16,833
10/31/2007           16,032                 17,017                  16,984
11/30/2007           16,289                 17,296                  17,290
12/31/2007           16,339                 17,352                  17,338
1/31/2008            16,585                 17,620                  17,630
2/29/2008            16,605                 17,643                  17,654
3/31/2008            16,627                 17,669                  17,714
4/30/2008            16,650                 17,681                  17,677
5/31/2008            16,529                 17,566                  17,548

----------
(1) The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Brothers Government/Corporate Index and the U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Total Return Bond Fund Class A and Administrator Class shares for the most recent ten years with the Lehman Brothers U.S. Aggregate Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum, initial sales charge of 4.50%.

Performance Highlights                     Wells Fargo Advantage Income Funds 37

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

-     The Fund's positive performance lagged behind its benchmark.

- Security selection was a positive contributor, while spread sector overweights detracted from performance.

- We remain focused on taking advantage of the various day-to-day market dislocations and associated relative value trading opportunities that accompany these periods of heightened economic uncertainty.

STRUGGLES WITH SUBPRIME MORTGAGES, TIGHT CREDIT, AND LOOMING INFLATION AFFECTED CONSUMERS AND BUSINESSES DURING THE PERIOD.

Although security selection was a positive contributor across sectors, spread sector overweights detracted more from performance. While both sectors recovered in the second quarter of 2008, overweights to the commercial mortgage-backed securities (CMBS) and asset-back securities (ABS) sectors were the largest detractors from performance. Negative commercial real estate headlines and forced selling by leveraged investors contributed to the weakness in CMBS. Growing concerns over the economic health of the U.S. consumer in the face of declining housing and stock markets, as well as broad-based lack of support for securitized products, weighed heavily on the ABS sector. Investments made with cash collateral received from securities lending activities, while generally used for earning additional income, declined in value during this period of distress in short-term markets, detracting from Fund performance.

Our well-timed underweight in corporates, including a significant underweight to the bank/finance sector, contributed to performance. An overweight to the Republic of Brazil, that was upgraded to investment grade was also a contributor to Fund performance, as were positions in defensive sectors like energy and telecommunications. Our overweight in investment banks/brokerage houses detracted, because all names in sector, not just those with heavy subprime exposure and large write-downs, underperformed the market.

Mortgages fought an uphill battle, in particular during the third quarter of 2007 when the sector underperformed, and pools and collateralized mortgage obligations (CMO) were hurt relative to generic mortgages sold in the forward market. This was offset by relative value trades in seasoned pools and timely moves out of and into hybrid adjustable-rate mortgages (ARMs) where spreads tightened significantly off the wides on heavy real estate investment trust
(REIT) demand.

38 Wells Fargo Advantage Income Funds                     Performance Highlights

WE MADE SEVERAL CHANGES THROUGHOUT THE PERIOD IN RESPONSE TO CONTINUED
VOLATILITY.

PORTFOLIO ALLOCATION (3)
(AS OF MAY 31, 2008)

[PIE CHART]

Foreign Government                  (37%)
U.S. Government Agencies            (19%)
Corporate Bonds                     (17%)
Collateralized Mortgage Securities   (8%)
Cash Equivalents                    (10%)
Cash Equivalents                     (6%)
U.S. Treasury Notes                  (2%)
U.S. Treasury Bonds                  (1%)

In corporates, we repositioned from an underweight to a modest overweight on attractive valuations, adding exposure primarily through the new issue market. As spreads opened to historically wide levels, concessions in the new issues provided attractive opportunities to increase exposure to select names in the technology, energy, REITs, and consumer product sectors. We reduced exposure in the insurance, cable/media, and telecommunications sectors on valuations as we found better opportunities in other sectors. We also increased our underweight in the bank/finance sector in favor of select brokerage houses.

We decreased our CMBS overweight versus the benchmark throughout the period. Our CMBS overweight continues to be in seasoned securities issued before 2006, which we expect to offer protection against a continued deterioration in commercial real estate. We also moved to a large ABS overweight, purchasing high quality AAA-fixed rate credit cards and automobile asset-backed securities which offered attractive relative value versus having lagged the strong snap back in other spread products.

In mortgages we added to the Fund's overweight when spreads widened early in 2008, but reduced this position to a small overweight when spreads recovered in March. During the period we also added to our overweight in agency hybrid ARMs when spreads moved wider amid tighter credit conditions and large liquidation lists. As spreads tightened significantly toward the end of the period, sparked in part by a relaxation of capital constraints at the government sponsored enterprises (GSEs) and heavy broad-based investor demand, we pared back our overweight on valuations. We also reduced our CMO and 30-year pass-through positions during the period, finding better relative value opportunities in seasoned 15-year pools.

----------
(3) This chart represents the composite of the portfolio allocations of the Master Portfolio in which the Fund invests. Portfolio holdings are subject to change and may have changed since the date specified. See notes to the Financial Statements for a discussion of the Master Portfolio.

Performance Highlights                     Wells Fargo Advantage Income Funds 39

THE FOCUS OF THE CREDIT CRUNCH HAS SHIFTED FROM WALL STREET TO MAIN STREET.

Thanks to the actions of the Fed, we believe that the worst of the counterparty and liquidity risk is likely behind us and the market's perception of risk declined, briefly lulling the market into a state of complacency. With the apparent passing of this stage of the liquidity crisis, the economic downturn has returned to center stage with the consumer facing a growing set of economic woes. Newly delinquent mortgage borrowers outnumbered those who caught up on their overdue payments by two to one, signaling that the nationwide efforts to help homeowners avoid default may be falling short. There is little evidence of a significant increase in consumer sales attributable to the federal government's stimulus checks. While it's too early to know the final impact, consumer confidence statistics imply the outlook is bleak. Surging oil prices and its potential impact on consumer spending have put considerable pressure on the stock market. Caught between the combination of soft growth and escalating inflation risks, the Fed has its work cut out for it as it tries to successfully achieve its dual mandate of low and stable inflation and maximum sustainable employment.

40 Wells Fargo Advantage Income Funds                     Performance Highlights

AVERAGE ANNUAL TOTAL RETURN (4) (%) (AS OF MAY 31, 2008)


                                        INCLUDING SALES CHARGE                EXCLUDING SALES CHARGE            EXPENSE RATIO
                                -------------------------------------  -------------------------------------  ------------------
TOTAL RETURN BOND FUND          6 MONTHS *    1 YEAR  5 YEAR  10 YEAR  6 MONTHS *    1 YEAR  5 YEAR  10 YEAR  GROSS (5)  NET (6)
------------------------------  ------------  ------  ------  -------  ------------  ------  ------  -------  ---------  -------
Class A (MBFAX)                    (3.09)      1.37    2.43     5.15       1.47       6.15    3.38     5.64     0.91%     0.85%
Class B (MBFBX)                    (3.90)      0.36    2.25     5.11       1.10       5.36    2.61     5.11     1.66%     1.60%
Class C (MBFCX)                     0.09       4.37    2.62     5.04       1.09       5.37    2.62     5.04     1.66%     1.60%
Class Z (WTRZX)                                                            1.43       6.04    3.35     5.52     0.99%     0.90%
Administrator Class (MNTRX)                                                1.56       6.38    3.63     5.80     0.83%     0.70%
Institutional Class (MBFIX)                                                1.70       6.68    3.90     5.96     0.56%     0.42%
Lehman Brothers U.S. Aggregate
  Index (1)                                                                1.49       6.89    3.83     5.78

* Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charges assumes the sales charge for the corresponding time period. Class Z, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4) The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Performance shown prior to the inception of the Class A, Class B and Class C shares on October 31, 2001, reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B, and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of the Institutional Class shares on October 31, 2001, reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to the inception of the Class Z shares on April 11, 2005, reflects the performance of the Administrator Class shares, adjusted to reflect Class Z expenses.

(5) For Class A, Class B, and Class C shares, ratios reflect the gross expense ratios as stated in the June 20, 2008, prospectus. As of May 31, 2008, the gross expense ratios were 1.01% for Class A, 1.76% for Class B, and 1.76% for Class C. Effective June 20, 2008, Class Z was renamed Investor class and modified to assume the features and attributes of the Investor Class. For Class Z shares, ratio reflects the gross expense ratio, as stated in June 20, 2008, Investor Class prospectus. As of May 31, 2008, the gross expense ratio for Class Z was 1.18%. For the Administrator class reflects the gross expense ratio as stated in the supplement dated May 30, 2008 to the October 1, 2007 prospectus. For the Institutional Class reflects the gross expense ratio as stated in the supplement dated May 30, 2008 to the April 1, 2008 prospectus.

(6) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the Master Portfolio's fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower. For Class A, Class B and Class C shares, ratios reflect the net expense ratios, as stated in June 20, 2008, prospectus for Class A, Class B and Class C shares. As of May 31, 2008, the net expense ratios for Class A, Class B and Class C shares were 0.90%, 1.65% and 1.65%, respectively. Effective June 20, 2008, Class Z was renamed Investor class and modified to assume the features and attributes of the Investor Class. For Class Z shares, ratio reflects the net expense ratio, as stated in June 20, 2008, prospectus for Investor Class shares. As of May 31, 2008, the net expense ratio was 0.95% for Class Z shares.

                     This page is intentionally left blank.

42 Wells Fargo Advantage Income Funds                     Performance Highlights

WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Ultra-Short Duration Bond Fund (the Fund) seeks current income consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Jay N. Mueller, CFA
D. James Newton II, CFA,
CPA Thomas M. Price, CFA

FUND INCEPTION

March 31, 1994

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2008
(EXCLUDING SALES CHARGES)

ULTRA-SHORT DURATION BOND FUND                                     1 YEAR
-------------------------------                                   -------
Class A                                                            (0.13)%
Lehman Brothers Short 9-12 Months U.S. Short Treasury Index (1)     5.79%
Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index (2)      6.99%
Lehman Brothers Short-Term U.S. Government/Credit Bond Index (3)    5.06%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 2.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Net and gross expense ratios for Class A shares are 0.75% and 1.20%, respectively. The investment adviser has contractually committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund.


GROWTH OF $ 10,000 INVESTMENTS (4)
(AS OF MAY 31, 2008)


                WELLS FARGO         WELLS FARGO                           LEHMAN BROTHERS 1-
             ADVANTAGE ULTRA-    ADVANTAGE ULTRA-    LEHMAN BROTHERS 9-      3 YEAR U.S.
              SHORT DURATION   SHORT DURATION BOND  12 MONTHS U.S. SHORT  GOVERNMENT/CREDIT
            BOND FUND-CLASS A      FUND-CLASS Z        TREASURY INDEX         BOND INDEX
----------  -----------------  -------------------  --------------------  ------------------
5/31/1998          9,800              10,000               10,000               10,000
6/30/1998          9,820              10,020               10,048               10,052
7/31/1998          9,926              10,128               10,096               10,098
8/31/1998          9,759               9,958               10,170               10,214
9/30/1998          9,812              10,013               10,253               10,352
10/31/1998         9,834              10,035               10,306               10,397
11/30/1998         9,932              10,135               10,320               10,395
12/31/1998         9,992              10,195               10,361               10,435
1/31/1999         10,023              10,228               10,402               10,480
2/28/1999         10,038              10,243               10,415               10,436
3/31/1999         10,124              10,331               10,476               10,509
4/30/1999         10,242              10,451               10,513               10,545
5/31/1999         10,259              10,468               10,544               10,537
6/30/1999         10,324              10,535               10,584               10,568
7/31/1999         10,365              10,577               10,630               10,598
8/31/1999         10,367              10,578               10,665               10,626
9/30/1999         10,424              10,637               10,723               10,698
10/31/1999        10,490              10,704               10,760               10,729
11/30/1999        10,547              10,763               10,788               10,753
12/31/1999        10,568              10,784               10,818               10,764
1/31/2000         10,581              10,797               10,855               10,764
2/29/2000         10,629              10,846               10,911               10,839
3/31/2000         10,677              10,894               10,964               10,900
4/30/2000         10,721              10,940               11,018               10,921
5/31/2000         10,766              10,985               11,067               10,961
6/30/2000         10,851              11,073               11,151               11,081
7/31/2000         10,920              11,143               11,212               11,157
8/31/2000         10,977              11,201               11,248               11,246
9/30/2000         11,057              11,282               11,314               11,338
10/31/2000        11,102              11,328               11,366               11,389
11/30/2000        11,115              11,341               11,441               11,495
12/31/2000        11,253              11,484               11,549               11,634
1/31/2001         11,408              11,631               11,676               11,799
2/28/2001         11,470              11,705               11,726               11,883
3/31/2001         11,514              11,749               11,807               11,979
4/30/2001         11,543              11,780               11,861               12,017
5/31/2001         11,627              11,859               11,929               12,091
6/30/2001         11,599              11,832               11,964               12,137
7/31/2001         11,725              11,964               12,040               12,290
8/31/2001         11,828              12,055               12,073               12,373
9/30/2001         11,826              12,062               12,184               12,558
10/31/2001        11,882              12,103               12,257               12,683
11/30/2001        11,859              12,078               12,278               12,649
12/31/2001        11,831              12,060               12,307               12,655
1/31/2002         11,806              12,033               12,320               12,691
2/28/2002         11,820              12,046               12,348               12,746
3/31/2002         11,752              11,977               12,329               12,663
4/30/2002         11,818              12,044               12,404               12,805
5/31/2002         11,861              12,087               12,429               12,872
6/30/2002         11,873              12,099               12,490               12,975
7/31/2002         11,823              12,047               12,534               13,104
8/31/2002         11,865              12,089               12,548               13,175
9/30/2002         11,905              12,129               12,598               13,289
10/31/2002        11,900              12,121               12,622               13,306
11/30/2002        11,947              12,179               12,627               13,305
12/31/2002        11,984              12,215               12,672               13,450
1/31/2003         12,021              12,252               12,683               13,466
2/28/2003         12,080              12,312               12,699               13,541
3/31/2003         12,103              12,335               12,721               13,569
4/30/2003         12,160              12,382               12,734               13,622
5/31/2003         12,180              12,405               12,748               13,699
6/30/2003         12,184              12,421               12,772               13,729
7/31/2003         12,126              12,361               12,767               13,640
8/31/2003         12,152              12,375               12,780               13,645
9/30/2003         12,201              12,425               12,817               13,796
10/31/2003        12,191              12,438               12,813               13,740
11/30/2003        12,206              12,441               12,814               13,741
12/31/2003        12,242              12,491               12,853               13,828
1/31/2004         12,268              12,504               12,870               13,866
2/29/2004         12,305              12,542               12,893               13,944
3/31/2004         12,331              12,568               12,908               13,993
4/30/2004         12,284              12,532               12,884               13,850
5/31/2004         12,270              12,517               12,883               13,830
6/30/2004         12,272              12,518               12,883               13,834
7/31/2004         12,288              12,533               12,909               13,893
8/31/2004         12,340              12,573               12,944               14,002
9/30/2004         12,354              12,601               12,943               13,994
10/31/2004        12,356              12,593               12,964               14,043
11/30/2004        12,347              12,594               12,954               13,974
12/31/2004        12,366              12,612               12,974               14,008
1/31/2005         12,408              12,641               12,988               14,006
2/28/2005         12,426              12,656               12,993               13,979
3/31/2005         12,419              12,647               13,016               13,969
4/30/2005         12,438              12,695               13,059               14,050
5/31/2005         12,486              12,742               13,100               14,111
6/30/2005         12,508              12,750               13,122               14,142
7/31/2005         12,534              12,774               13,127               14,104
8/31/2005         12,583              12,823               13,180               14,196
9/30/2005         12,599              12,850               13,188               14,160
10/31/2005        12,634              12,885               13,210               14,155
11/30/2005        12,676              12,914               13,251               14,201
12/31/2005        12,707              12,945               13,302               14,256
1/31/2006         12,741              12,993               13,335               14,284
2/28/2006         12,787              13,040               13,367               14,301
3/31/2006         12,837              13,076               13,407               14,318
4/30/2006         12,886              13,126               13,451               14,366
5/31/2006         12,940              13,181               13,490               14,386
6/30/2006         12,978              13,219               13,527               14,415
7/31/2006         13,031              13,272               13,602               14,526
8/31/2006         13,085              13,341               13,669               14,635
9/30/2006         13,139              13,396               13,731               14,712
10/31/2006        13,208              13,451               13,785               14,774
11/30/2006        13,261              13,520               13,842               14,856
12/31/2006        13,317              13,576               13,884               14,863
1/31/2007         13,373              13,618               13,937               14,897
2/28/2007         13,439              13,685               14,003               15,018
3/31/2007         13,482              13,743               14,058               15,077
4/30/2007         13,530              13,791               14,109               15,132
5/31/2007         13,589              13,836               14,163               15,120
6/30/2007         13,647              13,895               14,226               15,184
7/31/2007         13,663              13,925               14,300               15,303
8/31/2007         13,536              13,795               14,399               15,427
9/30/2007         13,682              13,943               14,488               15,541
10/31/2007        13,728              13,975               14,534               15,612
11/30/2007        13,655              13,899               14,670               15,832
12/31/2007        13,657              13,916               14,699               15,878
1/31/2008         13,731              13,990               14,879               16,155
2/29/2008         13,739              13,983               14,955               16,299
3/31/2008         13,465              13,718               15,005               16,311
4/30/2008         13,496              13,749               14,986               16,218
5/31/2008         13,571              13,825               14,982               16,178

----------
(1) The Lehman Brothers 9-12 Months U.S. Short Treasury Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero-coupon strips. You cannot invest directly in an Index.

Performance Highlights                     Wells Fargo Advantage Income Funds 43

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark, the Lehman Brothers Short-Term U.S. Government/Credit Bond Index.

- Our usual emphasis on mortgage-backed and asset-backed securities was a major drag on performance.

- A dramatic widening in corporate bond yield spreads improved the relative valuation of the sector.

THE 12-MONTH PERIOD FEATURED A MAJOR TRANSITION IN THE U.S. ECONOMY.

Gross Domestic Product growth slumped from robust to near stagnation, inflation trended from moderate to worrisome and employment conditions slid from firm to weak. Among the most powerful influences contributing to the economic downshift were a dramatic rise in the cost of energy and the worsening of an already weak housing market.

As the growth rate slowed and the accompanying housing-related credit crisis escalated last summer, a long and powerful U.S. Treasury market rally began. From mid-June of last year to the middle of March 2008 the yield on the 10-year U.S. Treasury note declined two full percentage points, from 5.30% to 3.30%. Short term rates dropped even further, with the yield on the 2-year U.S. Treasury falling from 5.10% at the June 2007 peak, to 1.35% at the trough in March of this year. The Treasury rally was accompanied by a dramatic easing in monetary policy. Responding to both fundamental economic weakness and credit contraction, the Federal Reserve's Open Market Committee voted to cut its target rate for overnight lending seven times for a cumulative reduction of 3.25%.

----------
(2) The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Government/Credit Index which includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an Index.

(3) The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S.Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund's portfolio).However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This index has an inception date of August 1, 2004. You cannot invest directly in an Index.

(4) The chart compares the performance of the Wells Fargo Advantage Ultra-Short Duration Bond Fund Class A shares and Class Z shares for the most recent ten years with the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index and the Lehman Brothers 9-12 Months U.S. Short Treasury Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Class Z shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 2.00%.

44 Wells Fargo Advantage Income Funds                     Performance Highlights

      During this period the yield differential between government and corporate borrowing costs rose dramatically. Investors exhibited a massive shift in their appetite for risk, which led to much cheaper valuation of corporate bonds relative to U.S. Treasury and government agency issues. The relative underperformance was not limited to corporate bonds. The mortgage-backed, asset-backed and commercial mortgage-backed sectors also experienced substantial spread widening.

      The Fund's investment in mortgage-backed securities (MBS) included some holdings with collateral considered to be subprime. Mortgage-backed securities are generally considered subprime if a substantial portion of the underlying loans were made to borrowers with FICO scores below 650. The decline in the U.S. housing market over the last year has resulted in higher delinquency rates for all types of mortgages, but especially for subprime mortgages. While securitizations of subprime mortgages typically have been designed to withstand above average levels of delinquency and default, the recent experience has been higher than most investors expected. Consequently, concern has risen that some subprime MBS structures will not have enough excess collateral to absorb credit losses in all cases. Reflecting this fear, the market prices of subprime MBS have generally declined over the last year, in some cases substantially. Our analysis to date suggests that the current market pricing of these securities reflects an excessive degree of pessimism and so we have elected to retain the positions even though the exposure detracted from performance during the period.

      Because the Fund invests primarily in corporate, mortgage-backed and asset-backed securities, the rally in the U.S. Treasury market did not help the Fund's relative performance. At the same time, the spread widening experienced in non-U.S. Treasury sectors was a further drag on performance relative to the Treasury-heavy benchmark. While the Fund's holdings generated income in excess of the benchmark, the differential was insufficient to overcome relative price weakness.

      WE ADJUSTED THE FUND'S ALLOCATION TO ACCOMMODATE CHANGES IN THE MARKET.

      Over the course of the last 12 months the Fund's allocation to mortgage- and asset-backed securities was decreased while the allocation to corporate bonds was boosted substantially. The Fund's modest allocation to U.S. government agency securities was further reduced. Overall portfolio duration was little changed during the period and we made only modest tactical shifts in yield curve emphasis.

Performance Highlights                     Wells Fargo Advantage Income Funds 45

GIVEN THE MAGNITUDE OF THE CHALLENGES FACING THE U.S. ECONOMY, A HIGH DEGREE OF UNCERTAINTY AND INVESTOR CAUTION IS, IN OUR VIEW, LIKELY TO PREVAIL.

PORTFOLIO ALLOCATION (5)
(AS OF MAY 31, 2008)

[PIE CHART]

Corporate Bonds                     (43%)
Collateralized Mortgage Securities  (24%)
Asset Backed Securities             (19%)
Cash Equivalents                     (2%)
Municipal Bonds                      (2%)
U.S. Government                     (10%)
Agencies

In recent decades economic recessions have typically lasted about a year. We believe that if the United States entered recession around the beginning of 2008, and if the recession proves to be of average duration, we should see a recovery begin sometime in early 2009. Because financial markets historically have anticipated business cycle turning points by several months the effects of a return to growth could become evident in interest rates and yield spreads before the end of 2008. Among the unknowns that we believe lie ahead are the effects of the recently implemented fiscal stimulus package, the impact of an easing monetary policy, the influence of a relatively weak U.S. dollar on international trade, and the consequences of an unprecedented spike in global commodity prices.

At the peak of the crisis in March 2008 financial markets were implicitly priced for a very weak economic environment. By the end of May 2008, the atmosphere of gloom had begun to abate. We believe that it appears likely at this point that a return to more normal relative valuations will unfold as the year progresses, though periodic violent reversals would not be surprising.

----------
(5)   Portfolio allocation is subject to change.

46 Wells Fargo Advantage Income Funds                     Performance Highlights

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MAY 31, 2008)

                                           INCLUDING SALES CHARGE                EXCLUDING SALES CHARGE            EXPENSE RATIO
                                   -------------------------------------  -------------------------------------  ------------------
ULTRA-SHORT DURATION BOND FUND      6 MONTHS *    1 YEAR  5 YEAR  10 YEAR  6 MONTHS *    1 YEAR  5 YEAR  10 YEAR  GROSS (7)  NET (8)
------------------------------      ------------  ------  ------  ------- -------------  ------  ------  -------  ---------  -------

Class A (STSDX)                        (2.60)     (2.12)   1.77      3.10     (0.61)     (0.13)   2.19      3.31    1.20%     0.75%
Class B (SSDKX)                        (2.49)     (2.38)   1.38      2.57     (0.99)     (0.88)   1.38      2.57    1.95%     1.50%
Class C (SSHCX)                        (1.98)     (1.77)   1.38      2.45     (0.98)     (0.77)   1.38      2.45    1.95%     1.50%
Class Z (STGBX)                                                               (0.54)     (0.08)   2.19      3.29    1.30%     0.80%
Lehman Brothers Short 9-12 Months
  U.S. Short Treasury Index (1)                                                2.13       5.79    3.28      4.13
Lehman Brothers 1-3 Year U.S.
  Government/Credit Bond Index (2)                                             2.18       6.99    3.38      4.93
Lehman Brothers Short-Term U.S.
  Government/Credit Bond Index (3)                                             1.98       5.06      NA        NA

* Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class B shares, the maximum contingent deferred sales charge is 1.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charges assumes the sales charge for the corresponding time period. Class Z shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(6) Performance shown prior to the inception of the Class A, Class B and Class C shares on November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

(7) For Class A, Class B, and Class C shares, ratios reflect the gross expense ratios as stated in the June 20, 2008, prospectus. As of May 31, 2008, the gross expense ratio was 1.35% for Class A, 2.10% for Class B, and 2.10% for Class C. For Class Z shares, ratio reflects the gross expense ratio effective as of June 2, 2008, as stated in the supplement dated May 30, 2008 to the October 1, 2007, prospectus. As of May 31, 2008 the gross expense ratio for Class Z was 1.52%.

(8) The investment adviser has contractually committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower. Effective October 1, 2007, the net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, for Class A, Class B, Class C and Class Z was reduced from 0.80% to 0.75%, from 1.55% to 1.50%, from 1.55% to 1.50%, and from 0.84% to 0.79%, respectively.

Fund Expenses (Unaudited)                  Wells Fargo Advantage Income Funds 47

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from December 1, 2007 to May 31, 2008.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            BEGINNING      ENDING        EXPENSES
                                                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING    NET ANNUAL
WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND                 12-01-2007    05-31-2008      PERIOD(1)   EXPENSE RATIO
ADMINISTRATOR CLASS

   Actual                                                 $    1,000.00   $    998.00    $     3.50       0.70%
   Hypothetical (5% Return before expenses                $    1,000.00   $  1,024.50    $     3.54       0.70%
WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND
CLASS A

   Actual                                                 $    1,000.00   $  1,008.60    $     5.77       1.15%
   Hypothetical (5% Return before expenses)               $    1,000.00   $  1,019.25    $     5.81       1.15%
CLASS B

   Actual                                                 $    1,000.00   $  1,004.80    $     9.52       1.90%
   Hypothetical (5% Return before expenses)               $    1,000.00   $  1,015.50    $     9.57       1.90%
CLASS C

   Actual                                                 $    1,000.00   $  1,004.80    $     9.52       1.90%
   Hypothetical (5% Return before expenses)               $    1,000.00   $  1,015.50    $     9.57       1.90%
WELLS FARGO ADVANTAGE INCOME PLUS FUND
CLASS A

   Actual                                                 $    1,000.00   $  1,009.40    $     5.02       1.00%
   Hypothetical (5% Return before expenses)               $    1,000.00   $  1,020.00    $     5.05       1.00%
CLASS B

   Actual                                                 $    1,000.00   $  1,005.70    $     8.77       1.75%
   Hypothetical (5% Return before expenses)               $    1,000.00   $  1,016.25    $     8.82       1.75%

 48  Wells Fargo Advantage Income Funds                Fund Expenses (Unaudited)

                                                                BEGINNING         ENDING           EXPENSES
                                                              ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING      NET ANNUAL
WELLS FARGO ADVANTAGE INCOME PLUS FUND (CONTINUED)             12-01-2007        05-31-2008       PERIOD(1)      EXPENSE RATIO
CLASS C

   Actual                                                     $    1,000.00    $    1,004.90     $      8.77         1.75%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,016.25     $      8.82         1.75%
WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND
CLASS A

   Actual                                                     $    1,000.00    $    1,025.40     $      4.30         0.85%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,020.75     $      4.29         0.85%
CLASS B

   Actual                                                     $    1,000.00    $    1,022.60     $      8.09         1.60%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,017.00     $      8.07         1.60%
CLASS C

   Actual                                                     $    1,000.00    $    1,022.50     $      8.09         1.60%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,017.00     $      8.07         1.60%
ADMINISTRATOR CLASS

   Actual                                                     $    1,000.00    $    1,027.70     $      3.04         0.60%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,022.00     $      3.03         0.60%
WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND
CLASS A

   Actual                                                     $    1,000.00    $    1,013.20     $      4.78         0.95%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,020.25     $      4.80         0.95%
CLASS B

   Actual                                                     $    1,000.00    $    1,008.40     $      8.54         1.70%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,016.50     $      8.57         1.70%
CLASS C

   Actual                                                     $    1,000.00    $    1,008.60     $      8.54         1.70%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,016.50     $      8.57         1.70%
ADMINISTRATOR CLASS

   Actual                                                     $    1,000.00    $    1,013.40     $      3.52         0.70%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,021.50     $      3.54         0.70%
WELLS FARGO ADVANTAGE SHORT DURATION BOND FUND
CLASS A

   Actual                                                     $    1,000.00    $    1,022.60     $      4.30         0.85%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,020.75     $      4.29         0.85%
CLASS B

   Actual                                                     $    1,000.00    $    1,017.80     $      8.07         1.60%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,017.00     $      8.07         1.60%
CLASS C

   Actual                                                     $    1,000.00    $    1,017.80     $      8.07         1.60%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,017.00     $      8.07         1.60%
ADMINISTRATOR CLASS

   Actual                                                     $    1,000.00    $    1,023.90     $      3.04         0.60%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,022.00     $      3.03         0.60%
INSTITUTIONAL CLASS

   Actual                                                     $    1,000.00    $    1,023.80     $      2.12         0.42%
   Hypothetical (5% Return before expenses)                   $    1,000.00    $    1,022.90     $      2.12         0.42%

Fund Expenses (Unaudited)                  Wells Fargo Advantage Income Funds 49

                                                            BEGINNING         ENDING       EXPENSES
                                                          ACCOUNT VALUE    ACCOUNT VALUE  PAID DURING      NET ANNUAL
WELLS FARGO ADVANTAGE STABLE INCOME FUND                    12-01-2007      05-31-2008     PERIOD(1)     EXPENSE RATIO

CLASS A

   Actual                                                 $    1,000.00    $      980.70  $     4.21         0.85%
   Hypothetical (5% Return before expenses)               $    1,000.00    $    1,020.75  $     4.29         0.85%
CLASS B

   Actual                                                 $    1,000.00    $      977.10  $     7.91         1.60%
   Hypothetical (5% Return before expenses)               $    1,000.00    $    1,017.00  $     8.07         1.60%
CLASS C

   Actual                                                 $    1,000.00    $      976.10  $     7.90         1.60%
   Hypothetical (5% Return before expenses)               $    1,000.00    $    1,017.00  $     8.07         1.60%
ADMINISTRATOR CLASS

   Actual                                                 $    1,000.00    $      980.60  $     3.22         0.65%
   Hypothetical (5% Return before expenses)               $    1,000.00    $    1,021.75  $     3.29         0.65%
WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND
CLASS A

   Actual                                                 $    1,000.00    $      994.10  $     5.48         1.10%
   Hypothetical (5% Return before expenses)               $    1,000.00    $    1,019.50  $     5.55         1.10%
CLASS B

   Actual                                                 $    1,000.00    $      991.40  $     9.21         1.85%
   Hypothetical (5% Return before expenses)               $    1,000.00    $    1,015.75  $     9.32         1.85%
CLASS C

   Actual                                                 $    1,000.00    $      991.30  $     9.21         1.85%
   Hypothetical (5% Return before expenses)               $    1,000.00    $    1,015.75  $     9.32         1.85%
WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND
CLASS A

   Actual                                                 $    1,000.00    $    1,014.70  $     4.53         0.90%
   Hypothetical (5% Return before expenses)               $    1,000.00    $    1,020.50  $     4.55         0.90%
CLASS B

   Actual                                                 $    1,000.00    $    1,011.00  $     8.30         1.65%
   Hypothetical (5% Return before expenses)               $    1,000.00    $    1,016.75  $     8.32         1.65%
CLASS C

   Actual                                                 $    1,000.00    $    1,010.90  $     8.29         1.65%
   Hypothetical (5% Return before expenses)               $    1,000.00    $    1,016.75  $     8.32         1.65%
CLASS Z

   Actual                                                 $    1,000.00    $    1,014.30  $     4.78         0.95%
   Hypothetical (5% Return before expenses)               $    1,000.00    $    1,020.25  $     4.80         0.95%
ADMINISTRATOR CLASS

   Actual                                                 $    1,000.00    $    1,015.60  $     3.53         0.70%
   Hypothetical (5% Return before expenses)               $    1,000.00    $    1,021.50  $     3.54         0.70%
INSTITUTIONAL CLASS

   Actual                                                 $    1,000.00    $    1,017.00  $     2.12         0.42%
   Hypothetical (5% Return before expenses)               $    1,000.00    $    1,022.90  $     2.12         0.42%

 50  Wells Fargo Advantage Income Funds                Fund Expenses (Unaudited)

                                                              BEGINNING         ENDING       EXPENSES
                                                            ACCOUNT VALUE    ACCOUNT VALUE  PAID DURING      NET ANNUAL
WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND          12-01-2007      05-31-2008     PERIOD(1)      EXPENSE RATIO
CLASS A

   Actual                                                   $    1,000.00    $      993.90  $     3.84         0.77%
   Hypothetical (5% Return before expenses)                 $    1,000.00    $    1,021.15  $     3.89         0.77%
CLASS B

   Actual                                                   $    1,000.00    $      990.10  $     7.56         1.52%
   Hypothetical (5% Return before expenses)                 $    1,000.00    $    1,017.40  $     7.67         1.52%
CLASS C

   Actual                                                   $    1,000.00    $      990.20  $     7.56         1.52%
   Hypothetical (5% Return before expenses)                 $    1,000.00    $    1,017.40  $     7.67         1.52%
CLASS Z

   Actual                                                   $    1,000.00    $      994.60  $     4.04         0.81%
   Hypothetical (5% Return before expenses)                 $    1,000.00    $    1,020.95  $     4.09         0.81%

----------

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments--May 31, 2008   Wells Fargo Advantage Income Funds 51

DIVERSIFIED BOND FUND

   FACE/SHARE
       AMOUNT  SECURITY NAME                                                   VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.43%

     NA        Wells Fargo Advantage Inflation-Protected Bond Portfolio      $  4,839,253
     NA        Wells Fargo Advantage Managed Fixed Income Portfolio            34,080,331
     NA        Wells Fargo Advantage Total Return Bond Portfolio                9,734,411

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $ 49,612,267)          48,653,995
                                                                             ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $49,612,267)*                                       100.43%            $ 48,653,995
Other Assets and Liabilities, Net                          (0.43)                (206,981)
                                                     -----------             ------------
TOTAL NET ASSETS                                          100.00%            $ 48,447,014
                                                     -----------             ------------

----------

* Cost for federal income tax purposes is $49,842,551 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                  $  9,668,765
Gross unrealized depreciation                   (10,857,321)
                                               ------------
Net unrealized appreciation (depreciation)     $ (1,188,556)

The accompanying notes are an integral part of these financial statements.

 52  Wells Fargo Advantage Income Funds   Portfolio of Investments--May 31, 2008

HIGH YIELD BOND FUND

       PRINCIPAL SECURITY NAME                                                  INTEREST RATE    MATURITY DATE      VALUE
ASSET BACKED SECURITIES: 0.58%

$         500,000 DB Master Finance LLC Series 2006-1 Class M1++                       8.29%     06/20/2031       $   435,655

TOTAL ASSET BACKED SECURITIES (COST $ 499,993)                                                                        435,655
                                                                                                                  -----------

CORPORATE BONDS & NOTES: 78.40%

AMUSEMENT & RECREATION SERVICES: 0.69%

          530,000 Speedway Motorsports Incorporated                                    6.75      06/01/2013           518,075
                                                                                                                  -----------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 1.56%

          575,000 Sonic Automotive Incorporated Series B                               8.63      08/15/2013           557,750
          650,000 United Auto Group Incorporated                                       7.75      12/15/2016           604,500
                                                                                                                    1,162,250
                                                                                                                  -----------

AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.33%

          270,000 Allison Transmission Incorporated++                                 11.25      11/01/2015           245,700
                                                                                                                  -----------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.44%

          250,000 Esco Corporation++(+/-)                                              6.68      12/15/2013           230,000
          100,000 Esco Corporation++                                                   8.63      12/15/2013           100,500
                                                                                                                      330,500
                                                                                                                  -----------

BUSINESS SERVICES: 4.88%

          350,000 Affinity Group Incorporated                                          9.00      02/15/2012           322,875
           52,719 Affinity Group Incorporated                                         10.88      02/15/2012            49,622
          175,000 First Data Corporation                                               3.38      08/01/2008           173,688
          505,000 First Data Corporation++                                             9.88      09/24/2015           457,025
          350,000 Lamar Media Corporation Series C                                     6.63      08/15/2015           329,875
          400,000 NCO Group Incorporated                                              11.88      11/15/2014           324,500
          550,000 Open Solutions Incorporated++                                        9.75      02/01/2015           453,750
          200,000 Seagate Technology HDD Holdings                                      6.80      10/01/2016           189,750
          200,000 SunGard Data Systems Incorporated                                    3.75      01/15/2009           196,750
        1,100,000 SunGard Data Systems Incorporated<<                                 10.25      08/15/2015         1,144,000
                                                                                                                    3,641,835
                                                                                                                  -----------

CASINO & GAMING: 2.97%

          120,000 Chukchansi Economic Development Authority++(+/-)                     6.33      11/15/2012           103,800
          300,000 Chukchansi Economic Development Authority++                          8.00      11/15/2013           264,000
          400,000 MGM Mirage Incorporated                                              6.00      10/01/2009           397,500
          200,000 MTR Gaming Group Incorporated Series B                               9.00      06/01/2012           171,750
          605,000 Penn National Gaming Incorporated                                    6.88      12/01/2011           592,900
          150,000 River Rock Entertainment Authority                                   9.75      11/01/2011           153,000
          425,000 San Pasqual Casino++                                                 8.00      09/15/2013           405,875
          134,000 Wynn Las Vegas LLC                                                   6.63      12/01/2014           129,310
                                                                                                                    2,218,135
                                                                                                                  -----------

CHEMICALS & ALLIED PRODUCTS: 1.76%

          275,000 American Pacific Corporation                                         9.00      02/01/2015           270,875
          150,000 Huntsman International LLC                                           7.88      11/15/2014           160,500
          340,000 Innophos Incorporated                                                8.88      08/15/2014           346,800
          250,000 Mosaic Company++                                                     7.63      12/01/2014           263,750
          250,000 Mosaic Company++                                                     7.88      12/01/2016           271,250
                                                                                                                    1,313,175
                                                                                                                  -----------

Portfolio of Investments--May 31, 2008      Wells Fargo Advantage Income Funds 53

HIGH YIELD BOND FUND

       PRINCIPAL  SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COMMUNICATIONS: 16.08%

$         545,000 American Tower Corporation++<<                                              7.00%     10/15/2017      $    543,638
          665,000 Barrington Broadcasting Group LLC/Barrington Broadcasting Capital          10.50      08/15/2014           581,875
                  Corporation
          600,000 Centennial Communications Corporation<<                                    10.00      01/01/2013           600,000
        1,245,000 Charter Communication OPT LLC Capital++                                     8.00      04/30/2012         1,220,100
          525,000 Charter Communication OPT LLC Capital++                                     8.38      04/30/2014           515,813
          325,000 Citizens Communications Company                                             7.05      10/01/2046           230,750
          200,000 Cricket Communications Incorporated                                         9.38      11/01/2014           193,000
          450,000 Cricket Communications Incorporated++                                       9.88      11/01/2014           434,250
          275,000 CSC Holdings Incorporated                                                   6.75      04/15/2012           266,750
           50,000 CSC Holdings Incorporated Series B                                          7.63      04/01/2011            50,000
           50,000 DIRECTV Holdings/Finance                                                    6.38      06/15/2015            47,438
          775,000 DIRECTV Holdings/Finance                                                    8.38      03/15/2013           800,188
           50,000 Echostar DBS Corporation                                                    6.63      10/01/2014            47,125
          350,000 Echostar DBS Corporation                                                    7.13      02/01/2016           334,250
          300,000 Fisher Communications Incorporated                                          8.63      09/15/2014           309,000
          385,000 L-3 Communications Corporation                                              6.38      10/15/2015           371,044
          825,000 MetroPCS Wireless Incorporated                                              9.25      11/01/2014           793,031
          155,000 Qwest Communications International Incorporated                             7.25      02/15/2011           153,063
          285,000 Qwest Communications International Incorporated Series B                    7.50      02/15/2014           279,300
          275,000 Qwest Corporation(+/-)                                                      6.05      06/15/2013           266,750
          150,000 Qwest Corporation                                                           7.50      10/01/2014           149,250
          480,000 Qwest Corporation                                                           7.63      06/15/2015           477,600
          200,000 Rural Cellular Corporation                                                  8.25      03/15/2012           207,000
        1,305,000 Rural Cellular Corporation                                                  9.88      02/01/2010         1,337,625
        1,525,000 Sprint Capital Corporation                                                  8.75      03/15/2032         1,376,313
          400,000 Time Warner Telecommunication Holdings                                      9.25      02/15/2014           414,000
                                                                                                                          11,999,153
                                                                                                                        ------------
DEPOSITORY INSTITUTIONS: 1.19%

          950,000 Chevy Chase Bank FSB                                                        6.88      12/01/2013           887,063
                                                                                                                        ------------

EATING & DRINKING PLACES: 1.68%

        1,400,000 O'Charleys Incorporated                                                     9.00      11/01/2013         1,256,500
                                                                                                                        ------------

EDUCATIONAL SERVICES: 0.20%

          155,000 Education Management LLC                                                    8.75      06/01/2014           149,188
                                                                                                                        ------------

ELECTRIC, GAS & SANITARY SERVICES: 5.69%

          350,000 Allied Waste North America                                                  6.38      04/15/2011           346,938
          300,000 Allied Waste North America                                                  6.50      11/15/2010           302,625
          100,000 El Paso Corporation                                                         6.88      06/15/2014           100,348
          475,000 El Paso Corporation                                                         7.00      06/15/2017           476,652
           50,000 El Paso Natural Gas Corporation                                             7.25      06/01/2018            50,188
          450,000 El Paso Performance-Linked Trust++                                          7.75      07/15/2011           462,906
          350,000 Ferrellgas Partners LP                                                      6.75      05/01/2014           334,250
          150,000 IPALCO Enterprises Incorporated++                                           7.25      04/01/2016           150,000
          100,000 Nevada Power Company Series O                                               6.50      05/15/2018           101,849
          605,000 NRG Energy Incorporated                                                     7.25      02/01/2014           592,900
          725,000 NRG Energy Incorporated                                                     7.38      02/01/2016           706,875
          475,000 NRG Energy Incorporated                                                     7.38      01/15/2017           464,313
          100,000 PNM Resources Incorporated                                                  9.25      05/15/2015           103,750
           50,000 Public Service Company of New Mexico                                        7.95      05/15/2018            51,039
                                                                                                                           4,244,633
                                                                                                                        ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 0.55%
          400,000 Baldor Electric Company                                                     8.63      02/15/2017           408,000
                                                                                                                        ------------

 54  Wells Fargo Advantage Income Funds    Portfolio of Investments--May 31, 2008

HIGH YIELD BOND FUND

        PRINCIPALSECURITY NAME                                                         INTEREST RATE  MATURITY DATE     VALUE
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.26%

$         400,000 Cornell Companies Incorporated                                             10.75%     07/01/2012   $     413,000
          500,000 LVB Acquisition Merger Incorporated++                                      11.63      10/15/2017         530,000
                                                                                                                           943,000
                                                                                                                     -------------

FOOD & KINDRED PRODUCTS: 1.04%

          100,000 Constellation Brands Incorporated                                           7.25      09/01/2016          99,500
          650,000 Reynolds American Incorporated                                              7.63      06/01/2016         678,696
                                                                                                                           778,196
                                                                                                                     -------------

HEALTH SERVICES: 3.40%

          945,000 Community Health Systems Incorporated Series WI                             8.88      07/15/2015         974,531
          250,000 HCA Incorporated                                                            9.13      11/15/2014         261,250
          500,000 HCA Incorporated                                                            9.25      11/15/2016         528,125
          250,000 Sun Healthcare Group Incorporated                                           9.13      04/15/2015         252,500
          175,000 Tenet Healthcare Corporation                                                6.38      12/01/2011         165,813
          160,000 Tenet Healthcare Corporation                                                6.88      11/15/2031         118,800
          240,000 United Surgical Partners International Incorporated                         8.88      05/01/2017         235,200
                                                                                                                         2,536,219
                                                                                                                     -------------

HOLDING & OTHER INVESTMENT OFFICES: 2.91%

           50,000 Kar Holdings Incorporated                                                   8.75      05/01/2014          46,500
          975,000 Kar Holdings Incorporated                                                  10.00      05/01/2015         887,250
          100,000 Pinnacle Foods Finance LLC/Pinnacle Foods Finance                          10.63      04/01/2017          86,000
                  Corporation<<
          905,000 Sheridan Acquisition Corporation                                           10.25      08/15/2011         843,913
          300,000 Susser Holdings LLC                                                        10.63      12/15/2013         309,000
                                                                                                                         2,172,663
                                                                                                                     -------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.08%

           75,000 IKON Office Solutions Incorporated                                          6.75      12/01/2025          57,326
                                                                                                                     -------------

INSURANCE AGENTS, BROKERS & SERVICE: 0.54%

          500,000 USI Holdings Corporation++                                                  9.75      05/15/2015         405,000
                                                                                                                     -------------

INSURANCE CARRIERS: 1.10%

          400,000 Centene Corporation                                                         7.25      04/01/2014         380,000
          450,000 MultiPlan Incorporated++                                                   10.38      04/15/2016         441,000
                                                                                                                           821,000
                                                                                                                     -------------

JUSTICE, PUBLIC ORDER & SAFETY: 1.72%

          625,000 Corrections Corporation of America                                          6.25      03/15/2013         615,625
          130,000 Corrections Corporation of America                                          6.75      01/31/2014         129,675
          525,000 Geo Group Incorporated                                                      8.25      07/15/2013         538,125
                                                                                                                         1,283,425
                                                                                                                     -------------

LOCAL & SUB-TRANSIT & INTERURBAN HIGHWAY PASS TRANSPORTATION: 0.64%

          540,000 Rural Metro Corporation                                                     9.88      03/15/2015         480,600
                                                                                                                     -------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 0.90%

          700,000 Cooper Companies Incorporated                                               7.13      02/15/2015         670,250
                                                                                                                     -------------

METAL MINING: 0.98%

          150,000 Freeport-McMoran Copper & Gold Incorporated                                 8.25      04/01/2015         159,000
          530,000 Freeport-McMoRan Copper & Gold Incorporated                                 8.38      04/01/2017         569,750
                                                                                                                           728,750
                                                                                                                     -------------

Portfolio of Investments--May 31, 2008      Wells Fargo Advantage Income Funds 55

HIGH YIELD BOND FUND

       PRINCIPAL  SECURITY NAME                                                        INTEREST RATE  MATURITY DATE        VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES: 1.08%

$         860,000 ALH Finance LLC/ALH Finance Corporation                                    8.50%      01/15/2013     $     806,250
                                                                                                                       -------------

MISCELLANEOUS RETAIL: 0.96%

          375,000 AmeriGas Partners LP                                                        7.13      05/20/2016           363,750
          360,000 AmeriGas Partners LP                                                        7.25      05/20/2015           350,100
                                                                                                                             713,850
                                                                                                                       -------------

MOTION PICTURES: 1.40%

          650,000 AMC Entertainment Incorporated Series B                                     8.63      08/15/2012           672,750
           75,000 Cinemark Incorporated\                                                      9.03      03/15/2014            71,250
          602,000 Muzak Finance Corporation LLC(i)                                           13.00      03/15/2010           304,010
                                                                                                                           1,048,010
                                                                                                                       -------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 0.09%

           70,000 Trailer Bridge Incorporated                                                 9.25      11/15/2011            66,500
                                                                                                                       -------------

NON-DEPOSITORY CREDIT INSTITUTIONS: 4.01%

          125,000 CIT Group Incorporated                                                      5.65      02/13/2017           100,543
          275,000 CIT Group Incorporated                                                      6.00      04/01/2036           217,331
          845,000 Ford Motor Credit Company LLC                                               7.00      10/01/2013           710,604
          180,000 Ford Motor Credit Company LLC                                               7.25      10/25/2011           160,756
          450,000 Ford Motor Credit Company LLC                                               8.00      12/15/2016           377,786
          450,000 GMAC LLC                                                                    6.75      12/01/2014           348,399
          795,000 GMAC LLC                                                                    8.00      11/01/2031           609,034
          475,000 NSG Holdings LLC/NSG Holdings Incorporated++                                7.75      12/15/2025           469,063

                                                                                                                           2,993,516
                                                                                                                       -------------

OIL & GAS: 0.54%

          400,000 El Paso Corporation Series MTN                                              7.75      01/15/2032           402,240
                                                                                                                       -------------
OIL & GAS EXTRACTION: 5.39%

          475,000 Calfrac Holdings LP++                                                       7.75      02/15/2015           458,375
          225,000 Chesapeake Energy Corporation                                               6.63      01/15/2016           218,250
          650,000 Chesapeake Energy Corporation                                               6.88      11/15/2020           618,313
          150,000 Hilcorp Energy++                                                            7.75      11/01/2015           146,625
          325,000 Key Energy Sercives Incorporated++                                          8.38      12/01/2014           335,563
          450,000 Markwest Energy Partners LP Series B<<                                      8.50      07/15/2016           469,688
        1,225,000 Sabine Pass LNG LP                                                          7.50      11/30/2016         1,119,344
          250,000 SandRidge Energy Incorporated++                                             8.63      04/01/2015           256,875
          425,000 Swift Energy Company                                                        7.13      06/01/2017           402,688
                                                                                                                           4,025,721
                                                                                                                       -------------

PAPER & ALLIED PRODUCTS: 1.21%

          100,000 AbitibiBowater Incorporated                                                 9.38      12/15/2021            60,000
          325,000 Graham Packaging Company Incorporated                                       9.88      10/15/2014           302,250
          600,000 Neenah Paper Incorporated                                                   7.38      11/15/2014           537,000
                                                                                                                             899,250
                                                                                                                       -------------

PERSONAL SERVICES: 1.74%

          350,000 Mac-Gray Corporation                                                        7.63      08/15/2015           341,250
          200,000 Service Corporation International                                           7.50      04/01/2027           174,000
          100,000 Service Corporation International                                           7.63      10/01/2018           102,000
          700,000 Service Corporation International Series WI                                 7.50      06/15/2017           679,000
                                                                                                                           1,296,250
                                                                                                                       -------------

 56  Wells Fargo Advantage Income Funds    Portfolio of Investments--May 31, 2008

HIGH YIELD BOND FUND

       PRINCIPAL SECURITY NAME                                                       INTEREST RATE    MATURITY DATE        VALUE
PIPELINES: 0.74%

$         150,000  MarkWest Energy Partners LP/MarkWest Energy Finance                        8.75%     04/15/2018     $     157,125
                   Corporation++
          400,000  Williams Companies Incorporated++(+/-)                                     4.70      10/01/2010           394,000
                                                                                                                             551,125
                                                                                                                       -------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.55%

          100,000  Nielsen Finance LLC/Nielsen Finance Company                               10.00      08/01/2014           103,125
          425,000  Nielsen Finance LLC/Nielsen Finance Companyoo                             11.35      08/01/2016           308,125
                                                                                                                             411,250
                                                                                                                       -------------

REAL ESTATE INVESTMENT TRUSTS (REITS): 1.28%

           50,000  BF Saul REIT                                                               7.50      03/01/2014            45,000
          200,000  Host Marriott LP                                                           7.13      11/01/2013           198,000
          225,000  Host Marriott LP Series M<<                                                7.00      08/15/2012           224,719
          500,000  Host Marriott LP Series Q                                                  6.75      06/01/2016           485,000
                                                                                                                             952,719
                                                                                                                       -------------

RENTAL AUTO/EQUIPMENT: 0.58%

          500,000  H&E Equipment Services Incorporated<<                                      8.38      07/15/2016           435,000
                                                                                                                       -------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.26%

          125,000  American Tire Distributors Incorporated                                   10.75      04/01/2013           118,750
           75,000  Goodyear Tire & Rubber Company                                             7.86      08/15/2011            76,875
                                                                                                                             195,625
                                                                                                                       -------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.97%

        1,560,000  Nuveen Investment Incorporated++                                          10.50      11/15/2015         1,466,400
                                                                                                                       -------------

SOCIAL SERVICES: 0.10%

           75,000  Service Corporporation International                                       7.88      02/01/2013            74,625
                                                                                                                       -------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS: 1.48%

          600,000  Crown Cork & Seal Company Incorporated                                     8.00      04/15/2023           561,000
          525,000  Owens-Brockway Glass Container Incorporated                                8.25      05/15/2013           543,375
                                                                                                                           1,104,375
                                                                                                                       -------------

TRANSPORTATION BY AIR: 0.16%

          127,412  Continental Airlines Incorporated Series 00-1                              8.50      05/01/2011           121,042
                                                                                                                       -------------

TRANSPORTATION EQUIPMENT: 0.56%

           40,000  Altra Industrial Motion Incorporated                                       9.00      12/01/2011            40,400
          185,000  Altra Industrial Motion Incorporated                                       9.00      12/01/2011           186,850
          275,000  Ford Motor Company                                                         7.45      07/16/2031           190,438
                                                                                                                             417,688
                                                                                                                       -------------

WATER TRANSPORTATION: 1.25%

          500,000  Gulfmark Offshore Incorporated                                             7.75      07/15/2014           510,000
          460,000  Overseas Shipholding Group                                                 7.50      02/15/2024           425,500
                                                                                                                             935,500
                                                                                                                       -------------

WHOLESALE TRADE-DURABLE GOODS: 0.46%

          133,000  IKON Office Solutions Incorporated++(+/-)                                  7.70      01/01/2012           133,000
          225,000  Omnicare Incorporated                                                      6.88      12/15/2015           208,688
                                                                                                                             341,688
                                                                                                                       -------------

TOTAL CORPORATE BONDS & NOTES (COST $60,788,226)                                                                          58,509,260
                                                                                                                       -------------

Portfolio of Investments--May 31, 2008      Wells Fargo Advantage Income Funds 57

HIGH YIELD BOND FUND

       PRINCIPAL SECURITY NAME                                                     INTEREST RATE   MATURITY DATE       VALUE
FOREIGN CORPORATE BONDS@: 1.20%

$          75,000  Abitibi Consolidated Incorporated<<                                    5.25%     06/20/2008     $      74,625
          425,000  Intelsat (Bermuda) Limited                                            11.25      06/15/2016           433,500
           25,000  Videotron Ltee                                                         6.38      12/15/2015            23,875
          365,000  Videotron Ltee                                                         6.88      01/15/2014           360,438

TOTAL FOREIGN CORPORATE BONDS (COST $ 898,871)                                                                           892,438
                                                                                                                   -------------
TERM LOANS: 17.20%

          156,130  Allied Waste Industries Incorporated Term Loan                         4.29      03/28/2014           150,821
           93,870  Allied Waste Industries Incorporated Term Loan                         4.60      03/28/2014            90,585
          200,000  Ameritrade Holding Corporation Term Loan B                             4.37      12/31/2012           195,550
           49,874  AmWINS Group                                                           5.36      06/08/2013            39,401
        1,102,490  Calpine Corporation Dip Term Loan B                                    5.58      03/29/2009         1,065,744
          650,000  Charter Communications Corporation 3rd Lien Term Loan                  5.17      03/01/2014           542,211
          174,563  Charter Communications Operating LLC 1st Lien (Refinance)              4.90      03/06/2014           155,230
                   Term Loan
          234,073  Community Health Systems Incorporated                                  5.34      07/25/2014           220,344
           11,971  Community Health Systems Incorporated                                  7.50      07/25/2014            11,269
          123,711  Covanta Energy Corporation Synthetic LOC Term Loan                     2.59      02/09/2014           118,351
          248,776  Covanta Energy Corporation Term Loan B                                 4.91      02/09/2014           237,996
          149,622  Crown Castle Operating Company Term Loan                               4.20      03/06/2014           141,891
          827,030  CSC Holdings Incorporated Term Loan                                    4.34      03/23/2013           785,290
           47,371  Dole Food Company Term Loan                                            2.58      04/12/2013            43,892
          348,176  Dole Food Company Term Loan                                            4.83      04/12/2013           322,606
          104,453  Dole Food Incorporated Term Loan                                       4.89      04/12/2013            96,782
          200,313  Domtar Corporation Term Loan                                           3.78      03/05/2014           191,148
          500,000  Dynegy Holdings Incorporated Synthetic LOC Term Loan                   4.36      04/02/2013           473,125
          500,000  Emdeon Business Services LLC 2nd Lien Term Loan                        7.70      05/16/2014           465,000
          218,182  Federal Mogul Corporation                                              4.48      12/27/2015           186,546
          281,818  Federal Mogul Corporation                                              4.53      12/27/2014           240,250
          598,489  General Motors Corporation Term Loan B                                 5.06      12/15/2013           530,411
        1,087,456  Georgia-Pacific Term Loan B2                                           4.68      12/20/2012         1,027,190
          250,000  Greektown Holdings LLC Term Loan                                       5.60      12/03/2012           235,208
          395,000  HCA Incorporated Series B Term Loan                                    4.95      11/14/2013           371,833
          100,000  HMSC Corporation (Swett & Crawford) Second Lien Term Loan              5.60      04/03/2014            72,000
          125,000  Kepler Holdings Term Loan                                              8.25      06/30/2009           117,500
          116,667  Longview Power LLC Term Loan                                           4.94      02/28/2014           100,042
           33,333  Longview Power LLC Term Loan                                           5.00      02/28/2013            28,583
          100,000  Longview Power LLC Term Loan                                           5.06      02/28/2014            85,750
          497,487  LPL Holdings Incorporated Term Loan B                                  4.70      06/27/2013           466,394
          129,187  Nielsen Finance LLC Term Loan                                          5.39      08/09/2013           121,092
          300,684  NRG Energy Incorporated Term Loan B1                                   4.20      02/01/2013           288,594
          146,421  NRG Energy Incorporated Term Loan L                                    2.60      02/02/2011           140,826
          148,125  Oshkosh Truck Corporation Term Loan                                    4.76      12/06/2013           141,599
          500,000  RailAmerica Incorporated T1 RRA Term Loan                              4.92      08/14/2008           490,000
          239,534  Reynolds & Reynolds Company Term Loan                                  4.89      10/26/2012           228,755
          200,000  Reynolds & Reynolds Company Term Loan                                  9.88      04/24/2014           188,000
          742,311  SunGard Add-On Term Loan B                                             4.51      02/28/2014           694,130
          450,000  The Goodyear Tire & Rubber Company 2nd Lien Term Loan                  4.54      04/30/2014           419,909
          790,000  Toys R Us incorporated Term Loan                                       5.83      12/01/2008           758,005
          563,522  Waste Services Incorporated Tranche B Term Loan                        5.15      04/30/2011           556,466

TOTAL TERM LOANS (COST $13,334,818)                                                                                   12,836,319
                                                                                                                   -------------

 58  Wells Fargo Advantage Income Funds    Portfolio of Investments--May 31, 2008

HIGH YIELD BOND FUND

        SHARES    SECURITY NAME                                                                                        VALUE
COLLATERAL FOR SECURITIES LENDING: 4.64%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.40%

           73,339  BlackRock Temporary #24 Money Market Fund                                                       $      73,339
           73,339  Daily Assets Fund Institutional                                                                        73,339
           73,339  Dreyfus Cash Management Fund                                                                           73,339
           73,339  Short-Term Investment Company Money Market Fund                                                        73,339
                                                                                                                         293,356
                                                                                                                   -------------

        PRINCIPAL                                                                 INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS: 4.24%
$          23,811  Alpine Securitization Corporation++                                 2.47%       06/11/2008             23,794
           28,574  Amstel Funding Corporation++                                        2.48        06/19/2008             28,536
           42,861  Amstel Funding Corporation++                                        2.65        06/05/2008             42,845
           23,811  Amsterdam Funding Corporation++                                     2.67        06/05/2008             23,803
            4,143  Apreco LLC++                                                        2.65        06/19/2008              4,137
           26,193  Aspen Funding Corporation++                                         2.42        06/18/2008             26,161
           26,669  Aspen Funding Corporation++                                         2.47        06/02/2008             26,665
           71,434  Atlantic Asset Securitization Corporation++                         2.40        06/02/2008             71,425
           23,811  Atlantic Asset Securitization Corporation++                         2.48        06/10/2008             23,795
           23,811  Banco Santander Totta Loan++(+/-)                                   2.52        10/15/2008             23,796
           23,811  Bank of Ireland++(+/-)                                              2.67        10/14/2008             23,803
          404,795  Barclays Repurchase Agreement - 102% Collateralized by
                   Mortgage-Backed Securities (Maturity Value $ 404,873)               2.30        06/02/2008            404,795
           25,716  Barclays US Funding LLC                                             2.45        06/05/2008             25,708
           28,574  Beagle Funding LLC++                                                2.74        06/04/2008             28,565
           22,288  BNP Paribas                                                         2.60        06/02/2008             22,284
            9,525  Bryant Bank Funding LLC++                                           2.48        06/11/2008              9,517
           19,049  Bryant Bank Funding LLC++                                           2.49        06/30/2008             19,010
            9,525  Bryant Bank Funding LLC++                                           2.65        06/05/2008              9,521
           22,383  Cafco LLC                                                           2.48        06/11/2008             22,366
           16,192  Cancara Asset Securitization Limited++                              2.47        06/27/2008             16,162
           18,406  CBA (Delaware) Finance Incorporated                                 2.35        06/13/2008             18,391
           30,002  Charta LLC++                                                        2.65        06/05/2008             29,991
           50,522  Cheyne Finance LLC++(+/-)(i)\\(a)                                   6.40        02/25/2008             36,376
           38,856  Cheyne Finance LLC++(+/-)(i)\\(a)                                   6.48        05/19/2008             27,976
           28,574  Ciesco LLC++                                                        2.46        06/20/2008             28,535
           23,811  Clipper Receivables Corporation++                                   2.63        06/11/2008             23,792
           28,574  CRC Funding LLC++                                                   2.48        06/25/2008             28,525
           23,811  CRC Funding LLC++                                                   2.65        06/03/2008             23,806
          178,110  Credit Suisse First Boston Repurchase Agreement - 102%
                   Collateralized by Mortgage-Backed Securities
                   (Maturity Value $ 178,147)                                          2.48        06/02/2008            178,110
           71,434  Danske Bank AS                                                      2.45        06/02/2008             71,434
           71,434  Danske Bank AS                                                      2.50        06/02/2008             71,434
           71,434  Danske Bank AS                                                      2.53        06/03/2008             71,434
           71,434  Deutsche Bank Repurchase Agreement - 102% Collateralized by
                   Money Market Securities (Maturity Value $ 71,449)                   2.45        06/02/2008             71,434
          123,820  Deutsche Bank Repurchase Agreement - 102% Collateralized by
                   Mortgage-Backed Securities (Maturity Value $ 123,844)               2.35        06/02/2008            123,820
           14,287  Ebbets Funding LLC++                                                2.70        06/10/2008             14,276
           28,714  Enterprise Funding LLC++                                            2.47        06/19/2008             28,676
           25,716  Enterprise Funding LLC++                                            2.70        06/02/2008             25,713
           47,623  Erasmus Capital Corporation++                                       2.47        06/02/2008             47,616
            7,620  Erasmus Capital Corporation++                                       2.55        06/06/2008              7,616
            7,620  Erasmus Capital Corporation++                                       2.60        06/10/2008              7,614
           19,049  Eureka Securitization Incorporated++                                2.47        06/06/2008             19,041
           16,668  Fairway Finance Corporation++                                       2.43        06/11/2008             16,656

Portfolio of Investments--May 31, 2008      Wells Fargo Advantage Income Funds 59

HIGH YIELD BOND FUND

         PRINCIPAl SECURITY NAME                                                   INTEREST RATE  MATURITY DATE           VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$           9,525  Fairway Finance Corporation                                           2.49%     06/06/2008        $    9,521
           29,616  Falcon Asset Securitization Corporation++                             2.41      06/24/2008            29,568
           24,774  Falcon Asset Securitization Corporation++                             2.47      06/02/2008            24,771
           24,383  Fortis Bank NY                                                        2.50      06/05/2008            24,383
           28,574  Gemini Securitization Incorporated++                                  2.53      06/20/2008            28,534
           27,383  Gemini Securitization Incorporated++                                  2.73      06/03/2008            27,377
           20,716  Govco Incorporated++                                                  2.65      06/04/2008            20,710
           23,811  Grampian Funding Limited++                                            2.40      06/03/2008            23,807
           28,574  Grampian Funding Limited++                                            2.55      06/23/2008            28,527
           61,910  ING (USA) Annuity & Life Insurance Company(+/-)(i)                    2.59      10/16/2008            61,910
            9,525  Jupiter Securitization Corporation++                                  2.47      06/05/2008             9,521
           18,827  Jupiter Securitization Corporation++                                  2.47      06/09/2008            18,816
            5,690  Jupiter Securitization Corporation++                                  2.47      06/10/2008             5,686
           23,811  Kitty Hawk Funding Corporation++                                      2.45      06/12/2008            23,792
           23,811  Liberty Street Funding Corporation++                                  2.50      06/02/2008            23,808
           16,192  Liberty Street Funding Corporation++                                  2.59      06/13/2008            16,177
            8,096  Liberty Street Funding Corporation++                                  2.75      06/05/2008             8,093
           47,623  Links Finance LLC++(+/-)                                              2.45      08/15/2008            47,453
           71,434  Mazarin Funding Corporation++(+/-)                                    2.45      08/04/2008            71,259
           28,574  Mont Blanc Capital Corporation++                                      2.49      06/23/2008            28,528
            4,405  Morgan Stanley(+/-)                                                   2.64      10/15/2008             4,403
            9,525  Nieuw Amsterdam Receivables Corporation++                             2.45      06/25/2008             9,508
           19,049  Nieuw Amsterdam Receivables Corporation++                             2.48      06/16/2008            19,028
           47,623  Northern Rock plc++(+/-)                                              2.76      10/03/2008            47,439
           26,193  Old Line Funding Corporation++                                        2.47      06/16/2008            26,164
           28,574  Park Avenue Receivable Corporation++                                  2.42      06/27/2008            28,522
           23,335  Picaros Funding LLC++                                                 2.65      06/05/2008            23,327
           23,811  Ranger Funding Corporation++                                          2.46      06/13/2008            23,790
           15,429  RBS Citizen (Grand Cayman) NA                                         2.19      06/02/2008            15,429
           28,574  Regency Markets #1 LLC++                                              2.47      06/17/2008            28,540
           28,574  Scaldis Capital Limited++                                             2.50      06/26/2008            28,522
           28,574  Sheffield Receivables Corporation++                                   2.50      06/16/2008            28,542
           28,574  Sheffield Receivables Corporation++                                   2.55      06/04/2008            28,566
           25,716  Societe Generale North America Incorporated                           2.61      06/06/2008            25,705
           23,811  Solitaire Funding LLC++                                               2.50      06/12/2008            23,792
           29,526  Stanfield Victoria Funding LLC++(+/-)(i)\\(a)                         5.73      04/03/2008            24,212
           47,623  Stanfield Victoria Funding LLC++(+/-)(i)\\(a)                         5.95      02/15/2008            39,051
            9,525  Surrey Funding Corporation++                                          2.65      06/09/2008             9,518
           21,907  Surrey Funding Corporation++                                          2.92      06/03/2008            21,901
            8,382  Surrey Funding Corporation                                            3.00      06/02/2008             8,380
           26,193  Thames Asset Global Securitization #1 Incorporated                    2.57      06/16/2008            26,163
           26,193  Thunder Bay Funding Incorporated                                      2.48      06/18/2008            26,160
           23,811  Ticonderoga Funding Limited++                                         2.70      06/02/2008            23,808
           28,574  Tulip Funding Corporation++                                           2.45      06/25/2008            28,525
           23,811  UniCredito Italiano Bank (Ireland)++(+/-)                             2.54      10/14/2008            23,801
           23,811  UniCredito Italiano Bank (Ireland) Series LIB++(+/-)                  2.65      10/08/2008            23,803
           14,287  Versailles CDS LLC++                                                  3.00      06/03/2008            14,283
           23,811  Victoria Finance LLC++(+/-)(i)\\(a)                                   2.55      08/07/2008            19,525
           40,956  Victoria Finance LLC++(+/-)(i)\\(a)                                   2.83      07/28/2008            33,584
           47,623  White Pine Finance LLC++(+/-)(i)\\(a)                                 5.43      02/22/2008            43,670
           28,574  Windmill Funding Corporation++                                        2.50      06/16/2008            28,542
           28,574  Yorktown Capital LLC++                                                2.53      06/19/2008            28,540
                                                                                                                      3,165,938
                                                                                                                     ----------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $3,553,310)                                                             3,459,294
                                                                                                                     ----------

 60  Wells Fargo Advantage Income    Funds Portfolio of Investments--May 31, 2008

HIGH YIELD BOND FUND

SHARES       SECURITY NAME                                                              VALUE
SHORT-TERM INVESTMENTS: 2.96%
   2,206,380  Wells Fargo Advantage Money Market Trust>++                           $   2,206,380
                                                                                    -------------
TOTAL SHORT-TERM INVESTMENTS (COST $ 2,206,380)                                         2,206,380
                                                                                    -------------
TOTAL INVESTMENTS IN SECURITIES
(COST $81,281,598)*                                                 104.98%         $  78,339,346

Other Assets and Liabilities, Net                                    (4.98)            (3,715,321)
                                                                                    -------------
TOTAL NET ASSETS                                                    100.00%         $  74,624,025
                                                                                    -------------

----------
++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(+/-)   Variable rate investments.

<<      All or a portion of this security is on loan. (See Note 2)

\       Zero coupon bond. Interest rate presented is yield to maturity.

(i)     Illiquid security

(oo)    Stepped coupon bond. Interest rate presented is yield to maturity.

@       Foreign bond principal is denominated in US dollars.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

++ Short-term security of an affiliate of the Fund with a cost of $2,206,380.

* Cost for federal income tax purposes is $81,308,518 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                           $   521,501
Gross unrealized depreciation                            (3,490,673)
                                                        -----------
  Net unrealized appreciation (depreciation)            $(2,969,172)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments--May 31, 2008      Wells Fargo Advantage Income Funds 61

INCOME PLUS FUND

       PRINCIPAL   SECURITY NAME                                                 INTEREST RATE  MATURITY DATE       VALUE
AGENCY NOTES - INTEREST BEARING: 8.12%
$       1,795,000  FHLMC<<                                                            5.13%     08/23/2010      $  1,865,192
          495,000  FNMA<<                                                             3.38      05/19/2011           489,621
        2,080,000  FNMA<<                                                             4.75      11/19/2012         2,144,838

TOTAL AGENCY NOTES - INTEREST BEARING (COST $ 4,403,342)                                                           4,499,651
                                                                                                                ------------

AGENCY SECURITIES: 37.54%

FEDERAL HOME LOAN MORTGAGE CORPORATION: 3.01%
          690,000  FHLMC%%                                                            6.00      06/01/2038           700,565
          405,723  FHLMC #1J1263<<(+/-)                                               5.82      01/01/2036           415,175
          175,000  FHLMC #A77459                                                      7.50      05/01/2038           184,984
            1,687  FHLMC #C00922                                                      8.00      02/01/2030             1,825
          359,518  FHLMC #H01396                                                      6.50      02/01/2036           369,232
                                                                                                                   1,671,781
                                                                                                                ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 34.52%
        1,715,000  FNMA%%                                                             5.00      06/01/2036         1,656,584
        1,265,000  FNMA%%                                                             5.50      06/01/2021         1,278,441
          390,000  FNMA<<                                                             6.00      05/15/2011           417,263
        1,210,000  FNMA%%                                                             6.00      06/01/2036         1,227,394
          600,270  FNMA                                                               6.50      07/01/2037           615,738
          771,821  FNMA                                                               6.50      07/01/2037           791,710
        2,324,000  FNMA%%                                                             6.50      06/01/2038         2,395,900
          651,997  FNMA #256986                                                       7.00      11/01/2037           679,938
        1,598,379  FNMA #725715                                                       5.50      08/01/2034         1,591,536
        1,296,549  FNMA #735230<<                                                     5.50      02/01/2035         1,290,998
          250,149  FNMA #831621                                                       7.00      07/01/2036           263,108
          857,381  FNMA #863727<<(+/-)                                                5.34      01/01/2036           867,760
          422,833  FNMA #886087<<                                                     6.50      07/01/2036           436,482
          466,005  FNMA #886686(+/-)                                                  6.14      08/01/2036           476,718
          457,507  FNMA #888022<<                                                     5.00      02/01/2036           442,967
          975,436  FNMA #888538<<                                                     5.50      01/01/2037           970,346
        1,218,458  FNMA #889398                                                       6.00      11/01/2037         1,237,351
          309,468  FNMA #892283<<(+/-)                                                5.86      09/01/2036           316,907
          373,426  FNMA #894157                                                       6.50      10/01/2036           385,480
          277,988  FNMA #894199                                                       6.50      10/01/2036           286,962
          246,556  FNMA #895998                                                       6.50      07/01/2036           254,515
          143,805  FNMA #900560                                                       6.50      09/01/2036           148,447
          180,035  FNMA #902200                                                       6.50      11/01/2036           185,847
          727,183  FNMA #918447                                                       5.50      05/01/2022           735,860
          165,000  FNMA #976190                                                       7.50      05/01/2038           174,104
                                                                                                                  19,128,356
                                                                                                                ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.01%
            2,641  GNMA #516121                                                       7.50      12/15/2029             2,839
                                                                                                                ------------

TOTAL AGENCY SECURITIES (COST $20,692,381)                                                                        20,802,976
                                                                                                                ------------

ASSET BACKED SECURITIES: 5.21%
          380,000  Capital Auto Receivables Asset Trust Series 2007-4 Class
                   A3B(+/-)                                                           3.21      07/15/2010           377,586
          430,000  Chase Issuance Trust Series 2005-A6 Class A6(+/-)                  2.58      07/15/2014           415,894
          285,000  Citibank Credit Card Issuance Trust Series 2005-C1 Class C1        5.50      03/24/2017           239,868
          226,417  Countrywide Home Equity Loan Trust Series 2005-I Class 2A(+/-)     2.74      02/15/2036           176,798
          290,000  Daimler AG Auto Trust Series 2008-B Class A2A                      3.81      06/08/2011           289,271
          495,000  First National Master Note Trust Series 2007-2 Class A(+/-)        3.26      11/15/2012           494,161

62 Wells Fargo Advantage Income Funds                                                       Portfolio of Investments--May 31, 2008

INCOME PLUS FUND

PRINCIPAL     SECURITY NAME                                                                 INTEREST RATE MATURITY DATE     VALUE
ASSET BACKED SECURITIES (continued)

$   346,000 MBNA Credit Card Master Note Trust Series 2006-A4 Class A4+/-                       2.50%       09/15/2011  $    344,656
    646,210 MSCC HELOC Trust Series 2007-1 Class A+/-                                           2.49        12/25/2031       550,005

TOTAL ASSET BACKED SECURITIES (COST $ 2,970,076)                                                                           2,888,239
                                                                                                                        ------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 20.70%

  5,650,293   Bank of America Commercial Mortgage Incorporated Series 2004-4 Class XP(+/-)(c)   0.69        07/10/2042        86,859
    330,327   Bank of America Mortgage Securities Series 2005-H Class 2A3(+/-)                  4.81        09/25/2035       324,595
    354,206   Chase Mortgage Finance Corporation Series 2005-A1 Class 2A2(+/-)                  5.24        12/25/2035       351,323
    315,000   Citigroup Commercial Mortgage Trust Series 2008 - C7(+/-)                         6.10        04/01/2038       294,659
    500,000   Citigroup Mortgage Loan Trust Incorporated Series 2006-NCB1 Class 2A2(+/-)        2.63        05/15/2036       362,674
    102,124   Countrywide Alternative Loan Trust Series 2006-0C8 Class 2A1C(+/-)                2.45        11/25/2036       100,130
    161,344   Countrywide Home Loans Mortgage Pass-Through Series 2006-HYB1 Class 2A2A(+/-)     5.53        03/20/2036       151,707
    355,000   Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3(+/-)          5.27        06/15/2038       358,629
  2,353,350   CS First Boston Mortgage Securities Corporation Series 1998-C2 Class AX(+/-)(c)   0.81        11/15/2030        16,706
    193,553   DLJ Commercial Mortgage Corporation Series 1999-CG2 Class A1B(+/-)                7.30        06/10/2032       197,706
    143,170   FHLMC Structured Pass-Through Securities Series T-57 Class 2A1(+/-)               5.99        07/25/2043       143,888
     85,317   FHLMC Structured Pass-Through Securities Series T-59 Class 2A1(+/-)               5.91        10/25/2043        86,126
    449,901   First Union National Bank Commercial Mortgage Series 1999-C4 Class A2             7.39        12/15/2031       463,868
    807,000   FNMA Grantor Trust Series 2001-T11 Class B                                        5.50        09/25/2011       834,337
    203,353   FNMA Series 2003-W14 Class 2A(+/-)                                                5.96        01/25/2043       203,480
    316,679   FNMA Series 2005-W4 Class 3A(+/-)                                                 6.11        06/25/2035       311,929
    392,779   FNMA Whole Loan Series 2003-W8 Class 4A(+/-)                                      6.02        11/25/2042       390,176
    281,046   GNMA Series 2005-59 Class A                                                       4.39        05/16/2023       280,583
    648,357   GNMA Series 2007-12 Class A                                                       3.96        06/16/2031       640,556
    485,000   GNMA Series 2007-12 Class C(+/-)                                                  5.28        04/16/2041       456,758
    340,417   GNMA Series 2007-34 Class A                                                       4.27        11/16/2026       339,202
    364,617   GNMA Series 2007-69 Class TA(+/-)                                                 4.82        06/16/2031       367,491
 21,639,183   GNMA Series 2008-22 Class XM(+/-)(c)                                              1.10        02/16/2049     1,203,861
    290,000   GNMA Series 2008-39 Class A                                                       4.50        02/16/2023       289,456
    450,000   GNMA Series 2008-45 Class A                                                       3.58        04/16/2027       444,834
    382,928   JPMorgan Alternative Loan Trust Series 2005-S1 Class 3A1                          5.50        10/25/2020       379,219
    351,315   JPMorgan Alternative Loan Trust Series 2006-A4 Class A2(+/-)                      5.95        09/25/2036       299,679
    426,823   JPMorgan Mortgage Trust Series 2005-A5 Class 3A1(+/-)                             5.38        08/25/2035       424,057
    266,777   JPMorgan Mortgage Trust Series 2006-A2 Class 5A1(+/-)                             3.76        11/25/2033       254,313
    340,000   LB-UBS Commercial Mortgage Trust Series 2003-C8 Class A3                          4.83        11/15/2027       336,572
  2,560,321   Mach One Trust Commercial Mortgage Backed Series 2004-1 Class X(+/-)(c)++         1.24        05/28/2040        73,302
  2,004,949   Morgan Stanley Capital I Series 2004-RR2 Class X(+/-)(c)++                        1.03        10/28/2033        41,843
      6,799   Saco I Trust Series 2005-2 Class A(+/-)++                                         2.59        04/25/2035         4,512
    232,720   Salomon Brothers Mortgage Securities VII Series 2000-C2 Class A2                  7.46        07/18/2033       240,761
    710,000   TIAA Real Estate CDO Limited Series 2007-C4 Class A3(+/-)                         6.10        06/15/2049       713,180

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $ 11,829,528)                                                             11,468,971
                                                                                                                        ------------
CORPORATE BONDS & NOTES: 23.13%

AGRICULTURAL PRODUCTION CROPS: 0.25%

    140,000 Cargill Incorporated Series 144 A++                                                 6.00        11/27/2017       139,498
                                                                                                                        ------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.17%

    100,000 TRW Automotive Incorporated++                                                       7.25        03/15/2017        93,500
                                                                                                                        ------------
BUSINESS SERVICES: 0.50%

     99,160 Coso Geothermal Power Holdings++                                                    7.00        07/15/2026        91,257
    100,000 Deluxe Corporation                                                                  7.38        06/01/2015        91,125
    100,000 Lamar Media Corporation Series C                                                    6.63        08/15/2015        94,250

                                                                                                                             276,632
                                                                                                                        ------------

Portfolio of Investments--May 31, 2008                                                    Wells Fargo Advantage Income Funds 63

INCOME PLUS FUND

PRINCIPAL  SECURITY NAME                                                       INTEREST RATE  MATURITY DATE     VALUE
CASINO & GAMING: 0.34%

$ 100,000  MGM Mirage Incorporated                                                   7.63%      01/15/2017   $    88,000
  100,000  Turning Stone Casino Resort Enterprise++                                  9.13       12/15/2010        99,500
                                                                                                                 187,500
                                                                                                             -----------
CHEMICALS & ALLIED PRODUCTS: 0.18%

  100,000  Nalco Company                                                             7.75       11/15/2011       102,000
                                                                                                             -----------
COAL MINING: 0.16%

  85,000  Foundation PA Coal Company<<                                               7.25       08/01/2014        87,125
                                                                                                             -----------
COMMUNICATIONS: 3.17%

  100,000  American Tower Corporation<<++                                            7.00       10/15/2017        99,750
  255,000  AT&T Incorporated                                                         5.60       05/15/2018       250,855
  100,000  Citizens Communications Company                                           6.25       01/15/2013        94,000
  210,000  Comcast Corporation                                                       5.88       02/15/2018       206,602
  100,000  CSC Holdings Incorporated++                                               8.50       06/15/2015       100,000
  100,000  DIRECTV Holdings LLC++                                                    7.63       05/15/2016        99,625
  180,000  Embarq Corporation                                                        8.00       06/01/2036       174,119
  100,000  L-3 Communications Corporation                                            6.38       10/15/2015        96,375
  100,000  Qwest Corporation                                                         7.50       10/01/2014        99,500
  100,000  Sprint Nextel Corporation                                                 6.00       12/01/2016        82,500
  175,000  Verizon (Florida) Incorporated Series F                                   6.13       01/15/2013       179,370
  195,000  Verizon (Virginia) Incorporated Series A                                  4.63       03/15/2013       189,467
   80,000  Windstream Corporation                                                    8.63       08/01/2016        82,700
                                                                                                               1,754,863
                                                                                                             -----------

DEPOSITORY INSTITUTIONS: 2.37%

   100,000 Axcan Intermediate Holdings Incorporated++                                9.25       03/01/2015       100,500
   225,000 Bank of America Corporation                                               5.65       05/01/2018       218,048
   185,000 Citigroup Incorporated                                                    5.00       09/15/2014       173,099
   330,000 Citigroup Incorporated                                                    6.13       05/15/2018       323,716
    50,000 JPMorgan Chase & Company                                                  5.13       09/15/2014        49,138
   200,000 JPMorgan Chase & Company                                                  6.63       03/15/2012       207,667
   250,000 Wachovia Corporation                                                      5.75       06/15/2017       242,968
                                                                                                               1,315,136
                                                                                                             -----------
EATING & DRINKING PLACES: 0.24%

  130,000  ARAMARK Corporation<<                                                     8.50       02/01/2015       133,088
                                                                                                             -----------
ELECTRIC, GAS & SANITARY SERVICES: 3.06%

  100,000  Allied Waste North America Incorporated                                   7.13       05/15/2016        98,250
  315,000  CenterPoint Energy Houston Electric LLC Series J2                         5.70       03/15/2013       316,891
  135,000  Consumers Energy Company                                                  5.15       02/15/2017       129,087
   95,000  Edison Mission Energy                                                     7.75       06/15/2016        97,375
  100,000  IPALCO Enterprises Incorporated++                                         7.25       04/01/2016       100,000
  225,000  Nevada Power Company Series M                                             5.95       03/15/2016       223,637
   95,000  NRG Energy Incorporated<<                                                 7.38       02/01/2016        92,625
  120,000  Public Service Company of Colorado                                        7.88       10/01/2012       134,231
  140,000  Southern California Edison Company                                        4.65       04/01/2015       135,247
  160,000  Tennessee Gas Pipeline Company                                            8.38       06/15/2032       177,455
  185,000  Waste Management Incorporated                                             7.38       08/01/2010       193,530
                                                                                                               1,698,328
                                                                                                             -----------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.18%

  100,000  Ball Corporation                                                          6.63       03/15/2018        99,750
                                                                                                             -----------

64 Wells Fargo Advantage Income Funds                                                       Portfolio of Investments--May 31, 2008

INCOME PLUS FUND

PRINCIPAL  SECURITY NAME                                       INTEREST RATE  MATURITY DATE     VALUE
FOOD & KINDRED PRODUCTS: 0.28%

$ 170,000  Bunge Limited Finance Corporation                       5.35%        04/15/2014   $   155,467
                                                                                             -----------
FOOD STORES: 1.23%

  265,000  Delhaize America Incorporated                           9.00         04/15/2031       318,061
  135,000  Kroger Company                                          6.75         04/15/2012       142,079
  205,000  Yum! Brands Incorporated                                7.70         07/01/2012       219,556

                                                                                                 679,696
                                                                                             -----------
HEALTH SERVICES: 0.49%

  150,000  DaVita Incorporated<<                                   7.25         03/15/2015       146,625
  120,000  HCA Incorporated                                        9.25         11/15/2016       126,750

                                                                                                 273,375
                                                                                             -----------
HOLDING & OTHER INVESTMENT OFFICES: 0.27%

  165,000  ERP Operating LP                                        5.13         03/15/2016       150,674
                                                                                             -----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.37%

  100,000  Case New Holland Incorporated<<                         7.13         03/01/2014       101,000
  100,000  SPX Corporation++                                       7.63         12/15/2014       104,000

                                                                                                 205,000
                                                                                             -----------
INSURANCE CARRIERS: 0.78%

  270,000  Cigna Corporation                                       7.00         01/15/2011       279,421
  150,000  ING (USA) Global Funding Trust                          4.50         10/01/2010       151,486

                                                                                                 430,907
                                                                                             -----------
LEGAL SERVICES: 0.19%

  100,000  FTI Consulting Incorporated                             7.75         10/01/2016       103,750
                                                                                             -----------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS: 0.29%

  155,000  Xerox Corporation                                       6.88         08/15/2011       159,768
                                                                                             -----------
METAL MINING: 0.19%

  100,000  Freeport-McMoRan Copper & Gold Incorporated             8.38         04/01/2017       107,500
                                                                                             -----------
MISCELLANEOUS RETAIL: 0.30%

  183,914  CVS Lease Pass-Through Series T++                       6.04         12/10/2028       166,558
                                                                                             -----------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.99%

  150,000  Ford Motor Credit Company LLC                           8.00         12/15/2016       125,929
  220,000  General Electric Capital Corporation Series GMTN        6.15         08/07/2037       209,962
  115,000  GMAC LLC                                                8.00         11/01/2031        88,099
  125,000  HSBC Finance Corporation                                5.90         06/19/2012       127,098

                                                                                                 551,088
                                                                                             -----------
OIL & GAS EXTRACTION: 1.57%

  185,000  Chesapeake Energy Corporation                           6.38         06/15/2015       177,138
  100,000  Complete Production Services Incorporated               8.00         12/15/2016       101,250
   50,000  National Oilwell Varco Incorporated Series B            6.13         08/15/2015        49,837
  140,000  Pride International Incorporated                        7.38         07/15/2014       142,450
  125,000  Range Resources Corporation                             7.50         05/15/2016       127,500
  100,000  Southwestern Energy Company++                           7.50         02/01/2018       101,030
  175,000  XTO Energy Incorporated                                 5.30         06/30/2015       171,397

                                                                                                 870,602
                                                                                             -----------

Portfolio of Investments--May 31, 2008                                                    Wells Fargo Advantage Income Funds 65

INCOME PLUS FUND

PRINCIPAL  SECURITY NAME                                            INTEREST RATE  MATURITY DATE     VALUE
PAPER & ALLIED PRODUCTS: 0.68%

$  85,000  Appleton Papers Incorporated Series B                       9.75%         06/15/2014   $    81,175
   95,000  Greif Incorporated                                          6.75          02/01/2017        94,525
  100,000  P.H. Glatfelter Company                                     7.13          05/01/2016        98,125
  100,000  Rock-Tenn Company                                           8.20          08/15/2011       104,000

                                                                                                      377,825
                                                                                                  ------------
PERSONAL SERVICES: 0.18%

  100,000  Service Corporation International Series WI                 7.00          06/15/2017         97,000
                                                                                                  ------------
PETROLEUM REFINING & RELATED INDUSTRIES: 0.44%

  245,000  Marathon Oil Corporation                                    6.60          10/01/2037        242,463
                                                                                                  ------------
PIPELINES: 1.01%

  245,000  Enterprise Products Operating LP                            6.30          09/15/2017        243,782
  225,000  Plains All American Pipeline LP                             6.65          01/15/2037        209,292
  100,000  Williams Companies Incorporated                             7.63          07/15/2019        107,375
                                                                                                       560,449
                                                                                                  ------------
PRIMARY METAL INDUSTRIES: 0.18%

  100,000  Belden CDT Incorporated                                     7.00          03/15/2017         97,500
                                                                                                  ------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.47%

  265,000  News America Incorporated                                   6.65          11/15/2037        261,770
                                                                                                  ------------
RAILROAD TRANSPORTATION: 0.19%

  100,000  Canadian National Railway Company                           6.38          10/15/2011        104,475
                                                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 0.52%

   95,000  Reckson Operating Partnership LP                            6.00          03/31/2016         79,929
  120,000  Rouse Company LP++                                          6.75          05/01/2013        107,461
  100,000  Ventas Realty LP                                            6.75          04/01/2017         99,000
                                                                                                       286,390
                                                                                                  ------------
RENTAL AUTO/EQUIPMENT: 0.16%

  100,000  Avis Budget Car Rental LLC                                  7.75          05/15/2016         85,750
                                                                                                  ------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.32%

  245,000  Bear Stearns Companies Incorporated                         6.40          10/02/2017        246,042
  245,000  Merrill Lynch & Company Incorporated Series MTN             6.88          04/25/2018        240,173
  255,000  Morgan Stanley Series MTN                                   6.00          04/28/2015        246,216
                                                                                                       732,431
                                                                                                  ------------
TOBACCO PRODUCTS: 0.18%

  100,000  Reynolds American Incorporated                              6.75          06/15/2017         99,351
                                                                                                  ------------
TRANSPORTATION EQUIPMENT: 0.23%

  120,000  Daimler AG Corporation                                      7.75          01/18/2011        127,466
                                                                                                  ------------

TOTAL CORPORATE BONDS & NOTES (COST $ 13,124,412)                                                   12,814,675
                                                                                                  ------------
FOREIGN CORPORATE BONDS@: 4.17%

  230,000  ArcelorMittal++                                             6.13          06/01/2018        224,110
  160,000  British Telecom plc                                         9.13          12/15/2030        198,320
  180,000  Deutsche Bank AG London                                     4.88          05/20/2013        178,111
  175,000  EnCana Corporation                                          6.63          08/15/2037        174,484
  100,000  FMC Finance III SA                                          6.88          07/15/2017         99,000
  265,000  France Telecom SA                                           7.75          03/01/2011        283,754


66 Wells Fargo Advantage Income Funds                                                       Portfolio of Investments--May 31, 2008

INCOME PLUS FUND

PRINCIPAL  SECURITY NAME                          INTEREST RATE  MATURITY DATE      VALUE
FOREIGN CORPORATE BONDS@ (continued)

$   205,000  Grupo Televisa SA                        6.63%        03/18/2025   $      199,279
    265,000  HSBC Holdings plc                        6.50         09/15/2037          246,700
    100,000  Ineos Group Holdings plc<<++             8.50         02/15/2016           77,750
     50,000  Rogers Wireless Incorporated             6.38         03/01/2014           50,466
    190,000  Telefonica Emisiones SAU                 5.98         06/20/2011          192,259
    175,000  Telefonos de Mexico SA                   4.50         11/19/2008          175,080
    220,000  Thomson Corporation                      5.70         10/01/2014          213,212

TOTAL FOREIGN CORPORATE BONDS (COST $ 2,386,515)                                     2,312,525
                                                                                --------------

FOREIGN GOVERNMENT BONDS@: 0.22%

    120,000  United Mexican States                    5.63         01/15/2017          123,300

TOTAL FOREIGN GOVERNMENT BONDS (COST $ 119,121)                                        123,300
                                                                                --------------
US TREASURY SECURITIES: 12.17%

US TREASURY BONDS: 3.14%

    625,000  US Treasury Bond<<                       5.00         05/15/2037          654,834
    295,000  US Treasury Bond<<                       7.13         02/15/2023          373,313
    524,000  US Treasury Bond<<                       8.13         08/15/2021          710,143

                                                                                     1,738,290
                                                                                --------------
US TREASURY NOTES: 9.03%

  1,655,000  US Treasury Note<<                       3.13         04/30/2013        1,634,313
    965,000  US Treasury Note<<                       3.88         05/15/2018          951,505
    945,000  US Treasury Note<<                       4.25         10/15/2010          978,592
  1,390,000  US Treasury Note<<                       4.25         11/15/2013        1,442,232

                                                                                     5,006,642
                                                                                --------------

TOTAL US TREASURY SECURITIES (COST $ 6,684,557)                                      6,744,932
                                                                                --------------

   SHARES
COLLATERAL FOR SECURITIES LENDING: 27.91%

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.16%

    299,006  BlackRock Temporary #24 Money
             Market Fund                                                               299,006
    299,006  Daily Assets Fund Institutional                                           299,006
    299,006  Dreyfus Cash Management Fund                                              299,006
    299,006  Short-Term Investment Company Money
             Market Fund                                                               299,006
                                                                                     1,196,024
                                                                                --------------

    PRINCIPAL
COLLATERAL INVESTED IN OTHER ASSETS: 25.75%

$   115,002  Alpine Securitization Corporation++     2.66          06/03/2008          114,977
    115,002  Amstel Funding Corporation++            2.48          06/19/2008          114,852
    166,753  Amstel Funding Corporation++            2.65          06/05/2008          166,692
    100,627  Amsterdam Funding Corporation++         2.67          06/05/2008          100,590
     15,065  Apreco LLC++                            2.65          06/16/2008           15,048
     97,752  Aspen Funding Corporation++             2.47          06/02/2008           97,739
    115,002  Aspen Funding Corporation++             2.63          06/09/2008          114,927
    258,755  Atlantic Asset Securitization
             Corporation++                           2.40          06/02/2008          258,721
    115,002  Atlantic Asset Securitization
             Corporation++                           2.47          06/13/2008          114,900
  1,868,787  Barclays Repurchase Agreement -
             102% Collateralized by
             Mortgage-Backed Securities
             (Maturity Value $ 1,869,145)            2.30          06/02/2008        1,868,787

Portfolio of Investments--May 31, 2008                                                    Wells Fargo Advantage Income Funds 67

INCOME PLUS FUND

PRINCIPAL  SECURITY NAME                                                                INTEREST RATE  MATURITY DATE     VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)

$ 113,565  Barclays US Funding LLC                                                           2.45%       06/05/2008   $ 113,526
  287,506  BASF Finance Europe NV(+/-)++                                                     2.81        10/17/2008     287,291
  115,002  Belmont Funding LLC++                                                             2.70        06/17/2008     114,856
  100,627  BNP Paribas                                                                       2.60        06/02/2008     100,612
   57,501  Bryant Bank Funding LLC++                                                         2.48        06/11/2008      57,458
   57,501  Bryant Bank Funding LLC++                                                         2.49        06/30/2008      57,382
   57,501  Bryant Bank Funding LLC++                                                         2.65        06/05/2008      57,480
  115,002  Cafco LLC                                                                         2.55        06/06/2008     114,953
   57,501  Cancara Asset Securitization Limited++                                            2.47        06/27/2008      57,395
  115,002  CBA (Delaware) Finance Incorporated                                               2.35        06/13/2008     114,905
   56,259  Chariot Funding LLC++                                                             2.48        06/10/2008      56,220
  135,128  Charta LLC++                                                                      2.65        06/05/2008     135,078
  133,735  Cheyne Finance LLC(+/-)++\\(a)(i)                                                 6.40        02/25/2008      96,289
   49,738  Ciesco LLC++                                                                      2.45        06/05/2008      49,722
  115,002  Ciesco LLC++                                                                      2.46        06/20/2008     114,845
  115,002  Clipper Receivables Corporation++                                                 2.63        06/11/2008     114,910
  115,002  CRC Funding LLC++                                                                 2.48        06/25/2008     114,804
  100,627  CRC Funding LLC++                                                                 2.65        06/03/2008     100,605
  776,265  Credit Suisse First Boston Repurchase Agreement - 102% Collateralized by
           Mortgage-Backed Securities (Maturity Value $ 776,425)                             2.48        06/02/2008     776,265
  310,506  Danske Bank AS                                                                    2.45        06/02/2008     310,506
  310,506  Danske Bank AS                                                                    2.50        06/02/2008     310,506
  310,506  Danske Bank AS                                                                    2.53        06/03/2008     310,506
  310,506  Deutsche Bank Repurchase Agreement - 102% Collateralized by Money Market
           Securities (Maturity Value $ 310,569)                                             2.45        06/02/2008     310,506
  632,512  Deutsche Bank Repurchase Agreement - 102% Collateralized by Mortgage-Backed
           Securities (Maturity Value $ 632,636)                                             2.35        06/02/2008     632,512
   86,252  Ebbets Funding LLC++                                                              2.70        06/10/2008      86,187
  115,002  Enterprise Funding LLC++                                                          2.47        06/19/2008     114,852
  115,002  Enterprise Funding LLC++                                                          2.70        06/02/2008     114,985
  172,503  Erasmus Capital Corporation++                                                     2.47        06/02/2008     172,480
   23,483  Erasmus Capital Corporation++                                                     2.55        06/06/2008      23,473
   23,207  Erasmus Capital Corporation++                                                     2.60        06/10/2008      23,191
  115,002  Eureka Securitization Incorporated++                                              2.47        06/06/2008     114,955
  117,877  Fairway Finance Corporation++                                                     2.43        06/11/2008     117,790
  115,002  Falcon Asset Securitization Corporation++                                         2.41        06/24/2008     114,817
   86,252  Falcon Asset Securitization Corporation++                                         2.47        06/02/2008      86,240
  106,952  Fortis Bank NY                                                                    2.50        06/05/2008     106,952
  115,002  Gemini Securitization Incorporated++                                              2.53        06/20/2008     114,841
  122,190  Gemini Securitization Incorporated++                                              2.73        06/03/2008     122,162
   92,002  General Electric Capital Assurance Company(+/-)                                   2.59        06/16/2008      92,002
   87,545  Govco Incorporated++                                                              2.65        06/04/2008      87,520
  143,753  Grampian Funding Limited++                                                        2.40        06/03/2008     143,724
  115,002  Grampian Funding Limited++                                                        2.55        06/23/2008     114,815
  201,254  ING (USA) Annuity & Life Insurance Company(+/-)(i)                                2.59        10/16/2008     201,254
   78,966  Jupiter Securitization Corporation++                                              2.45        06/03/2008      78,950
  115,002  Jupiter Securitization Corporation++                                              2.47        06/05/2008     114,963
   57,501  Jupiter Securitization Corporation++                                              2.60        06/04/2008      57,485
  115,002  Kitty Hawk Funding Corporation++                                                  2.45        06/12/2008     114,908
   86,252  Liberty Street Funding Corporation++                                              2.50        06/02/2008      86,240
   74,751  Liberty Street Funding Corporation++                                              2.59        06/13/2008      74,682
   37,376  Liberty Street Funding Corporation++                                              2.75        06/05/2008      37,361
  143,753  Mazarin Funding Corporation(+/-)++                                                2.45        08/04/2008     143,400
  143,753  MetLife Global Funding I(+/-)++                                                   2.43        10/21/2008     143,729
  115,002  Mont Blanc Capital Corporation++                                                  2.49        06/23/2008     114,819

68 Wells Fargo Advantage Income Funds                                                  Portfolio of Investments--May 31, 2008

INCOME PLUS FUND

PRINCIPAL  SECURITY NAME                                        INTEREST RATE  MATURITY DATE    VALUE
 COLLATERAL INVESTED IN OTHER ASSETS (continued)

$  88,408  Morgan Stanley(+/-)                                       2.64%        10/15/2008   $     88,356
  143,753  Natexis Banques Populaires(+/-)++                         2.74         09/08/2008        143,204
   57,501  Nieuw Amsterdam Receivables Corporation++                 2.45         06/25/2008         57,403
   57,622  Nieuw Amsterdam Receivables Corporation++                 2.55         06/04/2008         57,606
  138,509  Old Line Funding Corporation++                            2.58         06/09/2008        138,420
  115,002  Park Avenue Receivable Corporation++                      2.42         06/27/2008        114,794
  103,502  Picaros Funding LLC++                                     2.65         06/05/2008        103,464
  102,352  Premium Asset Trust(+/-)++                                2.87         07/15/2008        102,277
  115,002  Ranger Funding Corporation++                              2.55         06/04/2008        114,970
   49,129  RBS Citizen (Grand Cayman) NA                             2.19         06/02/2008         49,129
  114,117  Regency Markets #1 LLC++                                  2.48         06/17/2008        113,983
  123,627  Royal Bank of Scotland plc                                2.43         06/09/2008        123,552
  115,002  Scaldis Capital Limited++                                 2.50         06/26/2008        114,795
  115,002  Sheffield Receivables Corporation++                       2.50         06/16/2008        114,874
  115,002  Sheffield Receivables Corporation++                       2.55         06/04/2008        114,970
  113,565  Societe Generale North America Incorporated               2.61         06/06/2008        113,515
  115,002  Solitaire Funding LLC++                                   2.50         06/12/2008        114,906
  230,005  Stanfield Victoria Funding LLC(+/-)++\\(a)(i)             5.73         04/03/2008        188,604
   40,251  Surrey Funding Corporation++                              2.65         06/09/2008         40,224
   96,889  Surrey Funding Corporation++                              2.92         06/03/2008         96,866
   37,376  Surrey Funding Corporation                                3.00         06/02/2008         37,370
  115,002  Thames Asset Global Securitization #1 Incorporated        2.57         06/16/2008        114,871
  115,002  Thunder Bay Funding Incorporated++                        2.50         06/27/2008        114,787
  115,002  Ticonderoga Funding Limited++                             2.40         06/17/2008        114,872
  575,011  Transamerica Occidental Life Insurance(+/-)               2.58         10/31/2008        575,011
  115,002  Tulip Funding Corporation++                               2.45         06/25/2008        114,807
  143,753  UniCredito Italiano Bank (Ireland) Series LIB(+/-)++      2.65         10/08/2008        143,699
   28,751  Versailles CDS LLC++                                      2.85         06/05/2008         28,739
   69,001  Versailles CDS LLC++                                      3.00         06/03/2008         68,984
  143,753  Victoria Finance LLC(+/-)++\\(a)(i)                       2.55         08/07/2008        117,877
  143,753  Victoria Finance LLC(+/-)\\(a)(i)                         5.56         05/02/2008        117,877
  115,002  Windmill Funding Corporation++                            2.50         06/16/2008        114,874
   50,854  Yorktown Capital LLC++                                    2.43         06/17/2008         50,796
   57,501  Yorktown Capital LLC++                                    2.53         06/19/2008         57,420

                                                                                                 14,273,038
                                                                                               ------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $ 15,642,549)                                      15,469,062
                                                                                               ------------

Portfolio of Investments--May 31, 2008                                                    Wells Fargo Advantage Income Funds  69

INCOME PLUS FUND

SHARES       SECURITY NAME                                                                          VALUE

SHORT-TERM INVESTMENTS: 0.63%

  347,865  Wells Fargo Advantage Money Market Trust>++                                         $     347,865
                                                                                               -------------
TOTAL SHORT-TERM INVESTMENTS (COST $ 347,865)                                                        347,865
                                                                                               -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $78,200,346)*                                                               139.80%      $  77,472,196

Other Assets and Liabilities, Net                                                 (39.80)        (22,054,650)
                                                                                  ------       -------------
TOTAL NET ASSETS                                                                  100.00%      $  55,417,546
                                                                                  ------       -------------

--------------
<<    All or a portion of this security is on loan. (See Note 2)

%%    Securities issued on a when-issued (TBA) basis. (See Note 2)

(+/-) Variable rate investments.

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

@     Foreign bond principal is denominated in US dollars.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)   Illiquid security.

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

++    Short-term security of an affiliate of the Fund with a cost of $347,865.

* Cost for federal income tax purposes is $78,312,065 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation                    $      470,829
Gross Unrealized Depreciation                        (1,310,698)
                                                 --------------
Net unrealized appreciation (depreciation)       $     (839,869)

The accompanying notes are an integral part of these financial statements.

70 Wells Fargo Advantage Income Funds                                                Portfolio of Investments--May 31, 2008

INFLATION-PROTECTED BOND FUND

FACE/SHARE                     SECURITY NAME                                            VALUE
AMOUNT
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 99.94%

   NA  Wells Fargo Advantage Inflation-Protected Bond Portfolio                     $ 57,153,931

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $ 57,154,958)                 57,153,931
                                                                                    ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $ 57,154,958)*                                                       99.94%   $ 57,153,931

Other Assets and Liabilities, Net                                           0.06          31,872
                                                                                    ------------

TOTAL NET ASSETS                                                          100.00%   $ 57,185,803
                                                                                    ------------

---------------
* Cost for federal income tax purposes is $57,154,702 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                      $   6,480,897
Gross unrealized depreciation                         (6,481,668)
Net unrealized appreciation (depreciation)         $        (771)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments--May 31, 2008                                                Wells Fargo Advantage Income Funds 71

INTERMEDIATE GOVERNMENT INCOME FUND

PRINCIPAL    SECURITY NAME                                                          INTEREST RATE  MATURITY DATE    VALUE
AGENCY SECURITIES: 60.58%

FEDERAL HOME LOAN MORTGAGE CORPORATION: 24.57%

$ 20,820,566  FHLMC #1B3757(+/-)                                                        5.13%        03/01/2038   $  21,181,169
   8,836,897  FHLMC #1G1393(+/-)<<                                                      5.93         12/01/2036       9,043,085
   4,797,928  FHLMC #1J0817(+/-)                                                        5.76         01/01/2038       4,886,908
   3,014,623  FHLMC #B13066                                                             4.00         03/01/2014       2,964,245
   1,345,728  FHLMC #B13579                                                             5.00         04/01/2019       1,343,988
   1,034,397  FHLMC #B13580                                                             5.00         04/01/2019       1,033,060
  16,410,272  FHLMC #B13654<<                                                           4.00         04/01/2014      16,130,366
   2,329,362  FHLMC #B15194                                                             5.00         06/01/2019       2,326,350
   2,634,656  FHLMC #B16884                                                             5.00         10/01/2019       2,631,249
   6,313,982  FHLMC #B17855<<                                                           5.00         02/01/2020       6,293,979
     831,222  FHLMC #C01345                                                             7.00         04/01/2032         881,667
     109,137  FHLMC #C31808                                                             7.50         10/01/2029         118,007
     857,731  FHLMC #C59553                                                             7.50         11/01/2031         924,929
   1,315,922  FHLMC #C65576                                                             7.50         04/01/2032       1,416,283
   2,916,593  FHLMC #E96459                                                             5.00         05/01/2018       2,916,467
      71,068  FHLMC #G00683                                                             8.50         12/01/2025          78,496
   7,736,687  FHLMC #M90891<<                                                           3.50         01/01/2009       7,732,826
                                                                                                                     81,903,074
                                                                                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 36.01%

  25,000,000  FNMA%%                                                                    5.00         06/01/2023      24,859,375
      99,940  FNMA #253266                                                              8.00         05/01/2030         107,993
     478,938  FNMA #253951                                                              7.50         09/01/2031         515,149
     555,148  FNMA #254218                                                              7.00         02/01/2032         588,302
     197,265  FNMA #254223                                                              7.50         02/01/2032         212,179
   1,253,694  FNMA #254480                                                              7.00         10/01/2032       1,328,777
   6,081,114  FNMA #254836<<                                                            4.00         07/01/2010       6,072,370
   3,161,556  FNMA #256314                                                              5.50         06/01/2016       3,206,510
   7,206,961  FNMA #357464<<                                                            4.50         12/01/2018       7,081,538
   7,058,318  FNMA #387402                                                              5.03         05/01/2015       7,001,460
   7,498,514  FNMA #387405<<                                                            5.09         05/01/2015       7,459,776
     126,965  FNMA #417768                                                              6.50         03/01/2028         132,252
  11,770,792  FNMA #555710<<                                                            4.50         08/01/2018      11,565,945
     300,613  FNMA #70765                                                               9.00         03/01/2021         330,536
  12,640,796  FNMA #745678<<                                                            5.51         05/01/2036      12,909,257
   9,670,974  FNMA #745743<<                                                            4.00         05/01/2021       9,152,097
   7,012,993  FNMA #787275(+/-)<<                                                       4.87         06/01/2034       7,123,849
   4,213,758  FNMA #813158(+/-)                                                         5.06         12/01/2034       4,252,144
   4,499,897  FNMA #873354<<                                                            5.61         02/01/2021       4,590,964
  11,700,000  FNMA #874284<<                                                            5.12         01/01/2017      11,523,833

                                                                                                                    120,014,306
                                                                                                                  -------------

TOTAL AGENCY SECURITIES (COST $ 201,569,854)                                                                        201,917,380
                                                                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 42.72%

  26,908,562  FHLMC Series 3139 Class YD<<                                              4.38         04/15/2015      27,066,655
  24,664,832  FHLMC Series 3185 Class PA<<                                              4.50         08/15/2026      24,839,760
  23,474,779  FHLMC Series 3347 Class PA                                                5.00         06/15/2028      23,797,071
  15,275,044  FNMA Grantor Trust Series 2002-T11 Class B                                5.34         04/25/2012      15,718,976
  15,000,000  FNMA Grantor Trust Series 2003-T1 Class B                                 4.49         11/25/2012      14,927,460
   8,000,000  JPMorgan Chase Commercial Mortgage Securities Corporation Series
              2007-CB18 Class A3                                                        5.45         06/12/2047       7,476,788
  10,000,000  LB-UBS Commercial Mortgage Trust Series 2006-C7 Class A3                  5.35         11/15/2038       9,724,400
  14,175,000  Morgan Stanley Capital I Series 2005-HQ5 Class A4                         5.17         01/14/2042      13,925,826
   5,000,000  Wachovia Bank Commercial Mortgage Trust Series 2003-C6 Class A4(+/-)      5.13         08/15/2035       4,909,230

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $ 141,840,724)                                                      142,386,166
                                                                                                                  -------------

72 Wells Fargo Advantage Income Funds                                                 Portfolio of Investments--May 31, 2008

INTERMEDIATE GOVERNMENT INCOME FUND

PRINCIPAL    SECURITY NAME                                                          INTEREST RATE  MATURITY DATE    VALUE

US TREASURY SECURITIES: 1.92%

US TREASURY BILLS: 0.16%

$    300,000  US Treasury Bill\#                                                        0.55%        06/12/2008     $  299,915
     170,000  US Treasury Bill\#                                                        0.92         06/12/2008        169,957
      20,000  US Treasury Bill\#                                                        0.86         06/12/2008         19,994
      40,000  US Treasury Bill\#                                                        1.28         06/12/2008         39,989
                                                                                                                       529,855
                                                                                                                    ----------

US TREASURY NOTES: 1.76%

   4,093,000  US Treasury Note<<                                                        2.75         02/28/2013      3,976,284
   1,850,000  US Treasury Note<<                                                        4.88         08/15/2009      1,904,921

                                                                                                                     5,881,205
                                                                                                                    ----------

TOTAL US TREASURY SECURITIES (COST $ 6,531,380)                                                                      6,411,060
                                                                                                                    ----------


SHARES
COLLATERAL FOR SECURITIES LENDING: 47.42%

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 3.66%

   3,055,443  Blackrock Temp Fund #24 Money Market Fund                                                              3,055,443
   3,055,443  Daily Assets Fund Institutional                                                                        3,055,443
   3,055,443  Dreyfus Cash Management Fund                                                                           3,055,443
   3,055,443  Short-Term Investment Company Money Market Fund                                                        3,055,443

                                                                                                                    12,221,772
                                                                                                                    ----------

PRINCIPAL
COLLATERAL INVESTED IN OTHER ASSETS: 43.76%

$  1,175,171  Alpine Securitization Corporation++                                       2.66        06/03/2008       1,174,910
   1,175,171  Amstel Funding Corporation++                                              2.48        06/19/2008       1,173,632
   1,703,997  Amstel Funding Corporation++                                              2.65        06/05/2008       1,703,370
   1,028,274  Amsterdam Funding Corporation++                                           2.67        06/05/2008       1,027,893
     153,947  Apreco LLC++                                                              2.65        06/16/2008         153,766
     998,895  Aspen Funding Corporation++                                               2.47        06/02/2008         998,758
   1,175,171  Aspen Funding Corporation++                                               2.63        06/09/2008       1,174,398
   2,644,134  Atlantic Asset Securitization Corporation++                               2.40        06/02/2008       2,643,781
   1,175,171  Atlantic Asset Securitization Corporation++                               2.47        06/13/2008       1,174,122
  19,096,522  Barclays Repurchase Agreement - 102% Collateralized by
              Mortgage-Backed Securities (Maturity Value $ 19,100,182)                  2.30        06/02/2008      19,096,522
   1,160,481  Barclays US Funding LLC                                                   2.45        06/05/2008       1,160,086
   2,937,926  BASF Finance Europe NV(+/-)++                                             2.81        10/17/2008       2,935,738
   1,175,171  Belmont Funding LLC++                                                     2.70        06/17/2008       1,173,672
   1,028,274  BNP Paribas                                                               2.60        06/02/2008       1,028,126
     587,585  Bryant Bank Funding LLC++                                                 2.48        06/11/2008         587,140
     587,585  Bryant Bank Funding LLC++                                                 2.49        06/30/2008         586,371
     587,585  Bryant Bank Funding LLC++                                                 2.65        06/05/2008         587,369
   1,175,171  Cafco LLC                                                                 2.55        06/06/2008       1,174,671
     587,585  Cancara Asset Securitization Limited++                                    2.47        06/27/2008         586,497
   1,175,171  CBA (Delaware) Finance Incorporated                                       2.35        06/13/2008       1,174,173
     574,893  Chariot Funding LLC++                                                     2.48        06/10/2008         574,497
   1,380,825  Charta LLC++                                                              2.65        06/05/2008       1,380,317
   1,366,593  Cheyne Finance LLC(+/-)++\\(a)(i)                                         6.40        02/25/2008         983,947
     508,261  Ciesco LLC++                                                              2.45        06/05/2008         508,088
   1,175,171  Ciesco LLC++                                                              2.46        06/20/2008       1,173,565
   1,175,171  Clipper Receivables Corporation++                                         2.63        06/11/2008       1,174,226

Portfolio of Investments--May 31, 2008                                                      Wells Fargo Advantage Income Funds 73

INTERMEDIATE GOVERNMENT INCOME FUND

PRINCIPAL  SECURITY NAME                                                  INTEREST RATE  MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)

$ 1,175,171  CRC Funding LLC++                                                2.48%        06/25/2008   $   1,173,147
  1,028,274  CRC Funding LLC++                                                2.65         06/03/2008       1,028,047
  7,932,401  Credit Suisse First Boston Repurchase Agreement - 102%
             Collateralized by Mortgage-Backed Securities
             (Maturity Value $ 7,934,040)                                     2.48         06/02/2008       7,932,401
  3,172,961  Danske Bank AS                                                   2.45         06/02/2008       3,172,961
  3,172,961  Danske Bank AS                                                   2.50         06/02/2008       3,172,961
  3,172,961  Danske Bank AS                                                   2.53         06/03/2008       3,172,961
  3,172,961  Deutsche Bank Repurchase Agreement - 102% Collateralized by
             Money Market Securities (Maturity Value $ 3,173,609)             2.45         06/02/2008       3,172,961
  6,463,438  Deutsche Bank Repurchase Agreement - 102% Collateralized by
             Mortgage-Backed Securities (Maturity Value $ 6,464,704)          2.35         06/02/2008       6,463,438
    881,378  Ebbets Funding LLC++                                             2.70         06/10/2008         880,717
  1,175,171  Enterprise Funding LLC++                                         2.47         06/19/2008       1,173,639
  1,175,171  Enterprise Funding LLC++                                         2.70         06/02/2008       1,174,994
  1,762,756  Erasmus Capital Corporation++                                    2.47         06/02/2008       1,762,514
    239,970  Erasmus Capital Corporation++                                    2.55         06/06/2008         239,868
    237,149  Erasmus Capital Corporation++                                    2.60         06/10/2008         236,978
  1,175,171  Eureka Securitization Incorporated++                             2.47         06/06/2008       1,174,687
  1,204,550  Fairway Finance Corporation++                                    2.43         06/11/2008       1,203,655
  1,175,171  Falcon Asset Securitization Corporation++                        2.41         06/24/2008       1,173,282
    881,378  Falcon Asset Securitization Corporation++                        2.47         06/02/2008         881,257
  1,092,909  Fortis Bank NY                                                   2.50         06/05/2008       1,092,909
  1,175,171  Gemini Securitization Incorporated++                             2.53         06/20/2008       1,173,519
  1,248,619  Gemini Securitization Incorporated++                             2.73         06/03/2008       1,248,335
    940,136  General Electric Capital Assurance Company(+/-)                  2.59         06/16/2008         940,136
    894,599  Govco Incorporated++                                             2.65         06/04/2008         894,335
  1,468,963  Grampian Funding Limited++                                       2.40         06/03/2008       1,468,669
  1,175,171  Grampian Funding Limited++                                       2.55         06/23/2008       1,173,256
  2,056,549  ING USA Annuity & Life Insurance(+/-)(i)                         2.59         10/16/2008       2,056,549
    806,931  Jupiter Securitization Corporation++                             2.45         06/03/2008         806,766
  1,175,171  Jupiter Securitization Corporation++                             2.47         06/05/2008       1,174,767
    587,585  Jupiter Securitization Corporation++                             2.60         06/04/2008         587,416
  1,175,171  Kitty Hawk Funding Corporation++                                 2.45         06/12/2008       1,174,211
    881,378  Liberty Street Funding Corporation++                             2.50         06/02/2008         881,256
    763,861  Liberty Street Funding Corporation++                             2.59         06/13/2008         763,146
    381,930  Liberty Street Funding Corporation++                             2.75         06/05/2008         381,785
  1,468,963  Mazarin Funding Corporation(+/-)++                               2.45         08/04/2008       1,465,358
  1,468,963  MetLife Global Funding I(+/-)++                                  2.43         10/21/2008       1,468,722
  1,175,171  Mont Blanc Capital Corporation++                                 2.49         06/23/2008       1,173,301
    903,412  Morgan Stanley(+/-)                                              2.64         10/15/2008         902,882
  1,468,963  Natexis Banques Populaires(+/-)++                                2.74         09/08/2008       1,463,352
    587,585  Nieuw Amsterdam Receivables Corporation++                        2.45         06/25/2008         586,586
    588,819  Nieuw Amsterdam Receivables Corporation++                        2.55         06/04/2008         588,652
  1,415,375  Old Line Funding Corporation++                                   2.58         06/09/2008       1,414,466
  1,175,171  Park Avenue Receivable Corporation++                             2.42         06/27/2008       1,173,038
  1,057,654  Picaros Funding LLC++                                            2.65         06/05/2008       1,057,264
  1,045,902  Premium Asset Trust(+/-)++                                       2.87         07/15/2008       1,045,133
  1,175,171  Ranger Funding Corporation++                                     2.55         06/04/2008       1,174,838
    502,033  RBS Citizen (Grand Cayman) NA                                    2.19         06/02/2008         502,033
  1,166,122  Regency Markets #1 LLC++                                         2.48         06/17/2008       1,164,756
  1,263,308  Royal Bank of Scotland plc                                       2.43         06/09/2008       1,262,541
  1,175,171  Scaldis Capital Limited++                                        2.50         06/26/2008       1,173,049
  1,175,171  Sheffield Receivables Corporation++                              2.50         06/16/2008       1,173,865
  1,175,171  Sheffield Receivables Corporation++                              2.55         06/04/2008       1,174,838
  1,160,481  Societe Generale North America Incorporated                      2.61         06/06/2008       1,159,976

74 Wells Fargo Advantage Income Funds                                                 Portfolio of Investments--May 31, 2008

INTERMEDIATE GOVERNMENT INCOME FUND

PRINCIPAL   SECURITY NAME                                                 INTEREST RATE  MATURITY DATE      VALUE

COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)

$ 1,175,171  Solitaire Funding LLC++                                          2.50%        06/12/2008   $    1,174,191
  2,350,341  Stanfield Victoria Funding LLC(+/-)++\\(a)(i)                    5.73         04/03/2008        1,927,280
    411,310  Surrey Funding Corporation++                                     2.65         06/09/2008          411,037
    990,081  Surrey Funding Corporation++                                     2.92         06/03/2008          989,840
    381,930  Surrey Funding Corporation                                       3.00         06/02/2008          381,867
  1,175,171  Thames Asset Global Securitization #1 Incorporated               2.57         06/16/2008        1,173,828
  1,175,171  Thunder Bay Funding Incorporated++                               2.50         06/27/2008        1,172,967
  1,175,171  Ticonderoga Funding Limited++                                    2.40         06/17/2008        1,173,839
  5,875,853  Transamerica Occidental Life Insurance(+/-)                      2.58         10/31/2008        5,875,853
  1,175,171  Tulip Funding Corporation++                                      2.45         06/25/2008        1,173,171
  1,468,963  UniCredito Italiano Bank (Ireland) Series LIB(+/-)++             2.65         10/08/2008        1,468,414
    293,793  Versailles CDS LLC++                                             2.85         06/05/2008          293,676
    705,102  Versailles CDS LLC++                                             3.00         06/03/2008          704,926
  1,468,963  Victoria Finance LLC(+/-)++\\(a)(i)                              2.55         08/07/2008        1,204,550
  1,468,963  Victoria Finance LLC(+/-)\\(a)(i)                                5.56         05/02/2008        1,204,550
  1,175,171  Windmill Funding Corporation++                                   2.50         06/16/2008        1,173,865
    519,660  Yorktown Capital LLC++                                           2.43         06/17/2008          519,064
    587,585  Yorktown Capital LLC++                                           2.53         06/19/2008          586,802

                                                                                                           145,851,528
                                                                                                        --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $ 159,215,537)                                               158,073,300
                                                                                                        --------------

SHARES

SHORT-TERM INVESTMENTS: 2.27%

  7,569,368  Wells Fargo Advantage Money Market Trust>++                                                     7,569,368
                                                                                                        --------------
TOTAL SHORT-TERM INVESTMENTS (COST $ 7,569,368)                                                              7,569,368
                                                                                                        --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $516,726,863)*                                                                           154.91%  $  516,357,274

Other Assets and Liabilities, Net                                                              (54.91)    (183,034,107)
                                                                                          -----------   --------------
TOTAL NET ASSETS                                                                               100.00%  $  333,323,167
                                                                                          -----------   --------------

(+/-) Variable rate investments.

<<    All or a portion of this security is on loan. (See Note 2)

%%    Securities issued on a when-issued (TBA) basis. (See Note 2)

\     Zero coupon bond. Interest rate presented is yield to maturity.

#     Security pledged as collateral for futures transactions. (See Note 2)

++ Securitiesthat may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)   Illiquid security.

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

++    Short-term security of an affiliate of the Fund with a cost of $7,569,368.

* Cost for federal income tax purposes is $518,019,523 and net unrealized appreciation (depreciation) consists of:

  Gross Unrealized Appreciation                          $  3,883,846
  Gross Unrealized Depreciation                            (5,546,095)
                                                         ------------
  Net unrealized appreciation (depreciation)             $ (1,662,249)

  The accompanying notes are an integral part of these financial statements.

Portfolio of Investments--May 31, 2008     Wells Fargo Advantage Income Funds 75

SHORT DURATION GOVERNMENT BOND FUND

    PRINCIPAL   SECURITY NAME                                         INTEREST RATE    MATURITY DATE      VALUE
AGENCY SECURITIES: 41.27%

FEDERAL HOME LOAN MORTGAGE CORPORATION: 18.52%
 $   5,810,204  FHLMC #1B2629+/-<<                                        4.56%           11/01/2034   $  5,891,321
    14,764,835  FHLMC #1J0703<<                                           6.10            10/01/2037     15,139,827
     9,212,328  FHLMC #1J2834+/-<<                                        6.14            08/01/2037      9,447,044
     2,024,368  FHLMC #1L0171+/-                                          5.78            06/01/2035      2,074,316
    19,611,714  FHLMC #B11858<<                                           5.00            01/01/2019     19,610,869
    25,188,058  FHLMC #B14039<<                                           4.00            05/01/2014     24,735,627

                                                                                                         76,899,004
                                                                                                       ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 22.75%
     8,583,237  FNMA #254909                                             4.00             09/01/2013      8,451,279
     5,887,129  FNMA #254914<<                                           4.50             09/01/2013      5,858,516
     1,623,270  FNMA #254958                                             4.50             10/01/2013      1,614,943
     3,529,114  FNMA #255088                                             4.50             01/01/2014      3,508,050
     1,400,188  FNMA #255235                                             4.00             05/01/2014      1,373,028
     1,931,520  FNMA #255356                                             5.50             08/01/2014      1,960,908
     1,600,946  FNMA #545716+/-                                          5.47             06/01/2032      1,616,449
     7,894,940  FNMA #888748<<                                           5.50             06/01/2036      8,050,473
    29,320,195  FNMA #889069<<                                           5.50             01/01/2021     29,822,872
    20,833,680  FNMA #889229<<                                           5.93             09/01/2036     21,244,329
    10,712,598  FNMA #900191+/-<<                                        5.94             10/01/2036     10,974,248

                                                                                                         94,475,095
                                                                                                       ------------

TOTAL AGENCY SECURITIES (COST $171,067,953)                                                             171,374,099
                                                                                                       ------------

ASSET BACKED SECURITIES: 8.61%
     1,076,579  Great America Leasing Receivables Series 2006-1
                Class A3++                                                5.34            01/15/2010      1,081,103
     3,050,000  Harley Davidson Motorcycle Trust Series 2008-1
                Class A3A                                                 4.25            02/15/2013      2,996,026
     5,187,599  Triad Auto Receivables Owner Trust Series 2006-B
                Class A3                                                  5.41            08/12/2011      5,179,382
     1,257,046  Triad Auto Receivables Owner Trust Series 2006-C
                Class A3                                                  5.26            11/14/2011      1,244,557
    25,319,000  USAA Auto Owner Trust Series 2008-2 Class A4              5.16            11/15/2013     25,251,902

TOTAL ASSET BACKED SECURITIES (COST $35,895,223)                                                         35,752,970
                                                                                                       ------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 20.44%
     2,462,476  FHLMC Series 2687 Class PW                                5.50            07/15/2009      2,487,683
    18,188,000  FHLMC Series 2725 Class PC                                4.50            05/15/2028     18,314,634
    15,597,188  FHLMC Series 2727 Class PW<<                              3.57            06/15/2029     15,539,354
    34,996,851  FHLMC Series 3014 Class NA<<                              4.50            11/15/2025     35,251,345
     5,258,772  FNMA Series 2003-120 Class GU                             4.50            12/25/2013      5,283,418
     7,163,295  FNMA Series 2003-123 Class AB                             4.00            10/25/2016      7,112,917
       382,368  GNMA Series 2006-3 Class A                                4.21            01/16/2028        380,026
       505,540  GNMA Series 2006-8 Class A                                3.94            08/16/2025        502,598

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $83,443,682)                                             84,871,975
                                                                                                       ------------

US TREASURY SECURITIES: 25.74%

US TREASURY NOTES: 25.74%
    10,836,000  US Treasury Note                                          3.13            11/30/2009     10,935,052
    41,697,000  US Treasury Note<<                                        3.25            12/31/2009     42,172,596
     6,876,300  US Treasury Note<<                                        2.00            02/28/2010      6,810,762
    38,357,000  US Treasury Note<<                                        1.75            03/31/2010     37,778,653
     9,239,000  US Treasury Note                                          2.13            04/30/2010      9,155,996

                                                                                                        106,853,059
                                                                                                       ------------

TOTAL US TREASURY SECURITIES (COST $107,166,638)                                                        106,853,059
                                                                                                       ------------

76 Wells Fargo Advantage Income Funds     Portfolio of Investments--May 31, 2008

SHORT DURATION GOVERNMENT BOND FUND

    SHARES      SECURITY NAME                                                                                 VALUE
COLLATERAL FOR SECURITIES LENDING: 49.53%

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 3.83%
     3,974,987  BlackRock Temporary #24 Money
                Market Fund                                                                               $  3,974,987
     3,974,987  Daily Assets Fund Institutional                                                              3,974,987
     3,974,987  Dreyfus Cash Management Fund                                                                 3,974,987
     3,974,987  Short-Term Investment Company                                                                3,974,987
                Money Market Fund
                                                                                                            15,899,948
                                                                                                          ------------


PRINCIPAL                                                             INTEREST RATE     MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS: 45.70%
 $   1,528,841  Alpine Securitization Corporation++                         2.66%         06/03/2008         1,528,502
     2,216,820  Amstel Funding Corporation++                                2.65          06/05/2008         2,216,004
     1,528,841  Amstel Funding Corporation++                                2.48          06/19/2008         1,526,840
     1,337,736  Amsterdam Funding Corporation++                             2.67          06/05/2008         1,337,240
       200,278  Apreco LLC++                                                2.65          06/16/2008           200,042
     1,299,515  Aspen Funding Corporation++                                 2.47          06/02/2008         1,299,337
     1,528,841  Aspen Funding Corporation++                                 2.63          06/09/2008         1,527,836
     3,439,892  Atlantic Asset Securitization Corporation++                 2.40          06/02/2008         3,439,434
     1,528,841  Atlantic Asset Securitization Corporation++                 2.47          06/13/2008         1,527,477
    24,843,667  Barclays Repurchase Agreement - 102%
                Collateralized by Mortgage-Backed Securities
                (Maturity Value $24,848,429)                                2.30          06/02/2008        24,843,667
     1,509,731  Barclays US Funding LLC                                     2.45          06/05/2008         1,509,217
     3,822,103  BASF Finance Europe NV+/-++                                 2.81          10/17/2008         3,819,255
     1,528,841  Belmont Funding LLC++                                       2.70          06/17/2008         1,526,892
     1,337,736  BNP Paribas                                                 2.60          06/02/2008         1,337,543
       764,421  Bryant Bank Funding LLC++                                   2.65          06/05/2008           764,139
       764,421  Bryant Bank Funding LLC++                                   2.48          06/11/2008           763,841
       764,421  Bryant Bank Funding LLC++                                   2.49          06/30/2008           762,841
     1,528,841  Cafco LLC                                                   2.55          06/06/2008         1,528,191
       764,421  Cancara Asset Securitization Limited++                      2.47          06/27/2008           763,004
     1,528,841  CBA (Delaware) Finance Incorporated                         2.35          06/13/2008         1,527,544
       747,909  Chariot Funding LLC++                                       2.48          06/10/2008           747,394
     1,796,388  Charta LLC++                                                2.65          06/05/2008         1,795,727
     1,777,872  Cheyne Finance LLC+/-++/\/\(a)(i)                           6.40          02/25/2008         1,280,068
       661,224  Ciesco LLC++                                                2.45          06/05/2008           660,999
     1,528,841  Ciesco LLC++                                                2.46          06/20/2008         1,526,752
     1,528,841  Clipper Receivables Corporation++                           2.63          06/11/2008         1,527,612
     1,337,736  CRC Funding LLC++                                           2.65          06/03/2008         1,337,441
     1,528,841  CRC Funding LLC++                                           2.48          06/25/2008         1,526,208
    10,319,677  Credit Suisse First Boston Repurchase
                Agreement - 102% Collateralized by
                Mortgage-Backed Securities (Maturity
                Value $10,321,810)                                          2.48          06/02/2008        10,319,677
     4,127,871  Danske Bank AS                                              2.45          06/02/2008         4,127,871
     4,127,871  Danske Bank AS                                              2.50          06/02/2008         4,127,871
     4,127,871  Danske Bank AS                                              2.53          06/03/2008         4,127,871
     4,127,871  Deutsche Bank Repurchase Agreement - 102%
                Collateralized by Money Market Securities
                (Maturity Value $4,128,714)                                 2.45          06/02/2008         4,127,871
     8,408,626  Deutsche Bank Repurchase Agreement - 102%
                Collateralized by Mortgage-Backed Securities
                (Maturity Value $8,410,273)                                 2.35          06/02/2008         8,408,626
     1,146,631  Ebbets Funding LLC++                                        2.70          06/10/2008         1,145,771
     1,528,841  Enterprise Funding LLC++                                    2.70          06/02/2008         1,528,612
     1,528,841  Enterprise Funding LLC++                                    2.47          06/19/2008         1,526,848
     2,293,262  Erasmus Capital Corporation++                               2.47          06/02/2008         2,292,947
       312,189  Erasmus Capital Corporation++                               2.55          06/06/2008           312,057
       308,520  Erasmus Capital Corporation++                               2.60          06/10/2008           308,297

Portfolio of Investments--May 31, 2008                           Wells Fargo Advantage Income Funds  77

SHORT DURATION GOVERNMENT BOND FUND

      SHARES   SECURITY NAME                                                                     VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
 $ 1,528,841   Eureka Securitization Incorporated++                   2.47%     06/06/2008   $ 1,528,212
   1,567,062   Fairway Finance Corporation++                          2.43      06/11/2008     1,565,899
   1,146,631   Falcon Asset Securitization Corporation++              2.47      06/02/2008     1,146,473
   1,528,841   Falcon Asset Securitization Corporation++              2.41      06/24/2008     1,526,385
   1,421,822   Fortis Bank NY                                         2.50      06/05/2008     1,421,822
   1,624,394   Gemini Securitization Incorporated++                   2.73      06/03/2008     1,624,024
   1,528,841   Gemini Securitization Incorporated++                   2.53      06/20/2008     1,526,692
   1,223,073   General Electric Capital Assurance Company(+/-)        2.59      06/16/2008     1,223,073
   1,163,830   Govco Incorporated++                                   2.65      06/04/2008     1,163,488
   1,911,051   Grampian Funding Limited++                             2.40      06/03/2008     1,910,669
   1,528,841   Grampian Funding Limited++                             2.55      06/23/2008     1,526,350
   2,675,472   ING USA Annuity & Life Insurance(+/-)(i)               2.59      10/16/2008     2,675,472
   1,049,779   Jupiter Securitization Corporation++                   2.45      06/03/2008     1,049,564
     764,421   Jupiter Securitization Corporation++                   2.60      06/04/2008       764,200
   1,528,841   Jupiter Securitization Corporation++                   2.47      06/05/2008     1,528,317
   1,528,841   Kitty Hawk Funding Corporation++                       2.45      06/12/2008     1,527,593
   1,146,631   Liberty Street Funding Corporation++                   2.50      06/02/2008     1,146,472
     496,873   Liberty Street Funding Corporation++                   2.75      06/05/2008       496,684
     993,747   Liberty Street Funding Corporation++                   2.59      06/13/2008       992,817
   1,911,051   Mazarin Funding Corporation+/-++                       2.45      08/04/2008     1,906,362
   1,911,051   MetLife Global Funding I(+/-)++                        2.43      10/21/2008     1,910,738
   1,528,841   Mont Blanc Capital Corporation++                       2.49      06/23/2008     1,526,409
   1,175,297   Morgan Stanley(+/-)                                    2.64      10/15/2008     1,174,607
   1,911,051   Natexis Banques Populaires(+/-)++                      2.74      09/08/2008     1,903,751
     766,026   Nieuw Amsterdam Receivables Corporation++              2.55      06/04/2008       765,809
     764,421   Nieuw Amsterdam Receivables Corporation++              2.45      06/25/2008       763,120
   1,841,336   Old Line Funding Corporation++                         2.58      06/09/2008     1,840,153
   1,528,841   Park Avenue Receivable Corporation++                   2.42      06/27/2008     1,526,066
   1,375,957   Picaros Funding LLC++                                  2.65      06/05/2008     1,375,451
   1,360,669   Premium Asset Trust(+/-)++                             2.87      07/15/2008     1,359,669
   1,528,841   Ranger Funding Corporation++                           2.55      06/04/2008     1,528,408
     653,121   RBS Citizen (Grand Cayman) NA                          2.19      06/02/2008       653,121
   1,517,069   Regency Markets #1 LLC++                               2.48      06/17/2008     1,515,292
   1,643,504   Royal Bank of Scotland plc                             2.43      06/09/2008     1,642,506
   1,528,841   Scaldis Capital Limited++                              2.50      06/26/2008     1,526,081
   1,528,841   Sheffield Receivables Corporation++                    2.55      06/04/2008     1,528,408
   1,528,841   Sheffield Receivables Corporation++                    2.50      06/16/2008     1,527,142
   1,509,731   Societe Generale North America Incorporated            2.61      06/06/2008     1,509,074
   1,528,841   Solitaire Funding LLC++                                2.50      06/12/2008     1,527,567
   3,057,682   Stanfield Victoria Funding LLC(+/-)++\\(a)(i)          5.73      04/03/2008     2,507,299
     496,873   Surrey Funding Corporation                             3.00      06/02/2008       496,791
   1,288,049   Surrey Funding Corporation++                           2.92      06/03/2008     1,287,735
     535,094   Surrey Funding Corporation++                           2.65      06/09/2008       534,740
   1,528,841   Thames Asset Global Securitization #1 Incorporated     2.57      06/16/2008     1,527,095
   1,528,841   Thunder Bay Funding Incorporated++                     2.50      06/27/2008     1,525,974
   1,528,841   Ticonderoga Funding Limited++                          2.40      06/17/2008     1,527,108
   7,644,205   Transamerica Occidental Life Insurance(+/-)            2.58      10/31/2008     7,644,205
   1,528,841   Tulip Funding Corporation++                            2.45      06/25/2008     1,526,240
   1,911,051   UniCredito Italiano Bank (Ireland) Series LIB(+/-)++   2.65      10/08/2008     1,910,337
     917,305   Versailles CDS LLC++                                   3.00      06/03/2008       917,075
     382,210   Versailles CDS LLC++                                   2.85      06/05/2008       382,059
   1,911,051   Victoria Finance LLC(+/-)\\(a)(i)                      5.56      05/02/2008     1,567,062
   1,911,051   Victoria Finance LLC(+/-)++\\(a)(i)                    2.55      08/07/2008     1,567,062
   1,528,841   Windmill Funding Corporation++                         2.50      06/16/2008     1,527,142

78 Wells Fargo Advantage Income Funds                      Portfolio of Investments--May 31, 2008

SHORT DURATION GOVERNMENT BOND FUND

   PRINCIPAL SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    676,054   Yorktown Capital LLC++                                               2.43%       06/17/2008     $     675,278
     764,421   Yorktown Capital LLC++                                               2.53        06/19/2008           763,393
                                                                                                                 189,745,901
                                                                                                               -------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $ 206,910,780)                                                     205,645,849
                                                                                                               -------------

     SHARES

SHORT-TERM INVESTMENTS: 4.07%

MUTUAL FUNDS: 4.07%
   16,912,648 Wells Fargo Advantage Money Market Trust>+++                                                        16,912,648
                                                                                                               -------------

TOTAL SHORT-TERM INVESTMENTS (COST $ 16,912,648)                                                                  16,912,648
                                                                                                               -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $621,396,924)*                                                 149.66%                                   $ 621,410,600

Other Assets and Liabilities, Net                                    (49.66)                                    (206,192,726)
                                                                 ----------                                    -------------
TOTAL NET ASSETS                                                     100.00%                                   $ 415,217,874
                                                                 ----------                                    -------------

----------

(+/-)   Variable rate investments.

<<    All or a portion of this security is on loan. (See Note 2)

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)   Illiquid security.

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++ Short-term security of an affiliate of the Fund with a cost of $16,912,648.

* Cost for federal income tax purposes is $621,775,911 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation               $     2,045,146
Gross unrealized depreciation                    (2,410,457)
                                            ---------------
Net unrealized appreciation (depreciation)  $      (365,311)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments--May 31, 2008                               Wells Fargo Advantage Income Funds 79

STABLE INCOME FUND

   FACE/SHARE     SECURITY NAME                                                          VALUE
       AMOUNT
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 99.90%

           NA     Wells Fargo Advantage Stable Income Portfolio                      $  307,624,095

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $323,274,528)                   307,624,095
                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $323,274,528)*                                                         99.90%  $  307,624,095

Other Assets and Liabilities, Net                                             0.10          297,045
                                                                            ------   --------------

TOTAL NET ASSETS                                                            100.00%  $  307,921,140
                                                                            ------   --------------

----------
* Cost for federal income tax purposes is $323,272,429 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation               $        2,098
Gross unrealized depreciation                  (15,650,432)
                                            --------------
Net unrealized appreciation (depreciation)  $  (15,648,334)

The accompanying notes are an integral part of these financial statements.

80 Wells Fargo Advantage Income Funds                      Portfolio of Investments--May 31, 2008

STRATEGIC INCOME FUND

PRINCIPAL   SECURITY NAME                                INTEREST RATE   MATURITY DATE       VALUE
CORPORATE BONDS & NOTES: 91.31%

AMUSEMENT & RECREATION SERVICES: 1.49%
$  480,000  Single Springs Tribal Gaming Authority++          9.38%       06/15/2015    $    418,800
   130,000  Town Sports International Incorporatedoo         10.61        02/01/2014         122,525
                                                                                             541,325
                                                                                        ------------

AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.63%
   245,000  TRW Automotive Incorporated++                     7.25        03/15/2017         229,075
                                                                                        ------------
BUSINESS SERVICES: 4.70%
   376,807  Coso Geothermal Power Holdings++                  7.00        07/15/2026         346,776
   475,000  Deluxe Corporation                                7.38        06/01/2015         432,844
   250,000  First Data Corporation++                          9.88        09/24/2015         226,250
   310,000  Penhall International Corporation++              12.00        08/01/2014         232,500
   160,000  Rainbow National Services LLC++                  10.38        09/01/2014         171,200
   290,000  SunGard Data Systems Incorporated                 9.13        08/15/2013         298,700

                                                                                           1,708,270
                                                                                        ------------

CASINO & GAMING: 5.89%
        10  Eldorado Casino Shreveport(Y)                    10.00        08/01/2012              10
   350,000  MGM Mirage Incorporated                           7.63        01/15/2017         308,000
   365,000  Penn National Gaming Incorporated                 6.75        03/01/2015         362,263
   307,000  Pokagon Gaming Authority++<<                     10.38        06/15/2014         332,328
   410,000  Tunica-Biloxi Gaming AU++                         9.00        11/15/2015         399,750
   500,000  Turning Stone Resort Casino Enterprise++          9.13        09/15/2014         493,750
   253,000  Waterford Gaming LLC++                            8.63        09/15/2014         244,461

                                                                                           2,140,562
                                                                                        ------------

CHEMICALS & ALLIED PRODUCTS: 1.09%
   215,000  Mosaic Company++                                  7.88        12/01/2016         233,275
   160,000  Nalco Company                                     7.75        11/15/2011         163,200

                                                                                             396,475
                                                                                        ------------

COAL MINING: 1.00%
   370,000  Massey Energy Company                             6.88        12/15/2013         364,450
                                                                                        ------------

COMMUNICATIONS: 12.15%
   360,000  American Tower Corporation++<<                    7.00        10/15/2017         359,100
   410,000  CCH II LLC/CCH II Capital Corporation<<          10.25        10/01/2013         380,275
   375,000  Charter Communications Incorporated++<<          10.88        09/15/2014         401,250
   250,000  Citizens Communications Company                   6.25        01/15/2013         235,000
   200,000  CSC Holdings Incorporated++                       8.50        06/15/2015         200,000
   330,000  DIRECTV Holdings LLC++                            7.63        05/15/2016         328,763
   275,000  Embarq Corporation                                7.08        06/01/2016         267,427
   400,000  Embarq Corporation                                8.00        06/01/2036         386,931
   460,000  MediaCom Broadband LLC                            8.50        10/15/2015         417,450
   350,000  Paxson Communications++(+/-)                      8.96        01/15/2013         220,500
   615,000  Qwest Corporation                                 7.50        10/01/2014         611,925
   440,000  Sprint Nextel Corporation                         6.00        12/01/2016         363,000
   235,000  Windstream Corporation                            8.63        08/01/2016         242,931

                                                                                           4,414,552
                                                                                        ------------

Portfolio of Investments--May 31, 2008                                                  Wells Fargo Advantage Income Funds  81

STRATEGIC INCOME FUND

  PRINCIPAL SECURITY NAME                                                         INTEREST RATE   MATURITY DATE        VALUE
DEPOSITORY INSTITUTIONS: 3.12%
$  375,000  Axcan Intermediate Holdings Incorporated++                                 9.25%        03/01/2015      $   376,875
   475,000  Citigroup Incorporated(+/-)                                                8.40         04/29/2049          470,863
   285,000  JPMorgan Chase & Company Series 1(+/-)                                     7.90         12/31/2049          283,737

                                                                                                                      1,131,475
                                                                                                                    -----------

EATING & DRINKING PLACES: 0.58%
   205,000  ARAMARK Corporation                                                        8.50         02/01/2015          209,869
                                                                                                                    -----------

EDUCATIONAL SERVICES: 0.55%
   210,000  Education Management LLC                                                  10.25         06/01/2016          200,025
                                                                                                                    -----------

ELECTRIC, GAS & SANITARY SERVICES: 7.97%
   200,000  Allied Waste North America Incorporated                                    6.88         06/01/2017          193,500
   200,000  Browning-Ferris Industries Incorporated                                    7.40         09/15/2035          180,000
   165,000  Edison Mission Energy                                                      7.75         06/15/2016          169,125
   170,000  Edison Misson Energy                                                       7.20         05/15/2019          165,750
   300,000  Inergy LP/ Inergy Finance Corporation                                      6.88         12/15/2014          289,500
   350,000  IPALCO Enterprises Incorporated++                                          7.25         04/01/2016          350,000
   185,000  Mirant Americas Generation LLC                                             8.30         05/01/2011          191,938
   120,000  Mirant North America LLC                                                   7.38         12/31/2013          120,900
   280,000  NRG Energy Incorporated                                                    7.38         02/01/2016          273,000
   230,000  NRG Energy Incorporated                                                    7.38         01/15/2017          224,825
   115,000  PNM Resources Incorporated                                                 9.25         05/15/2015          119,313
   555,000  Tennessee Gas Pipeline Company                                             8.38         06/15/2032          615,546

                                                                                                                      2,893,397
                                                                                                                    -----------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 0.36%
   130,000  US Oncology Incorporated                                                   9.00         08/15/2012          131,463
                                                                                                                    -----------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.30%
   475,000  Ball Corporation                                                           6.63         03/15/2018          473,813
                                                                                                                    -----------

FOOD & KINDRED PRODUCTS: 0.99%
   222,504  Parmalat Bakery Series A2++(i)                                             5.00         07/09/2012          180,229
   222,504  Parmalat Dairy Series A1++(i)                                              5.00         07/09/2010          180,229

                                                                                                                        360,458
                                                                                                                    -----------
HEALTH SERVICES: 7.31%
   400,000  Alliance Imaging Incorporated Series B                                     7.25         12/15/2012          390,000
   500,000  Community Health Systems Incorporated Series WI                            8.88         07/15/2015          515,625
   280,000  DaVita Incorporated                                                        7.25         03/15/2015          273,700
   570,000  HCA Incorporated                                                           9.25         11/15/2016          602,063
   370,000  HCA Incorporated                                                           9.63         11/15/2016          390,350
   470,000  Vanguard Health Holdings                                                   9.00         10/01/2014          482,925

                                                                                                                      2,654,663
                                                                                                                    -----------

HOLDING & OTHER INVESTMENT OFFICES: 0.77%
   300,000  KAR Holdings Incorporated                                                  8.75         05/01/2014          279,000
                                                                                                                    -----------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 2.23%
   150,000  Actuant Corporation                                                        6.88         06/15/2017          150,375
   400,000  Case New Holland Incorporated<<                                            7.13         03/01/2014          404,000
   250,000  Terex Corporation                                                          8.00         11/15/2017          255,625

                                                                                                                        810,000
                                                                                                                    -----------

82  Wells Fargo Advantage Income Funds                                                 Portfolio of Investments--May 31, 2008

STRATEGIC INCOME FUND

   PRINCIPAL SECURITY NAME                                                       INTEREST RATE     MATURITY DATE       VALUE
JUSTICE, PUBLIC ORDER & SAFETY: 0.54%
$  200,000  Corrections Corporation of America                                       6.25%          03/15/2013      $   197,000
                                                                                                                    -----------

LEGAL SERVICES: 1.29%
   450,000  FTI Consulting Incorporated                                              7.75           10/01/2016          466,875
                                                                                                                    -----------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
  OPTICAL GOODS: 0.58%
   210,000  Invacare Corporation                                                     9.75           02/15/2015          210,000
                                                                                                                    -----------

METAL MINING: 2.46%
   495,000  Freeport-McMoRan Copper & Gold Incorporated                              8.38           04/01/2017          532,125
   410,000  Noranda Aluminum Acquisition Corporation++(+/-)                          6.83           05/15/2015          359,775
                                                                                                                        891,900
                                                                                                                    -----------

MISCELLANEOUS MANUFACTURING INDUSTRIES: 2.15%
   405,000  ALH Finance LLC/ALH Finance Corporation                                  8.50           01/15/2013          379,688
   490,000  Clarke American Corporation                                              9.50           05/15/2015          401,800
                                                                                                                        781,488
                                                                                                                    -----------

MOTION PICTURES: 0.46%
   160,000  AMC Entertainment Incorporated Series B                                  8.63           08/15/2012          165,600
                                                                                                                    -----------

NON-DEPOSITORY CREDIT INSTITUTIONS: 3.21%
   170,000  Ford Motor Credit Company LLC                                            7.00           10/01/2013          142,962
   245,000  Ford Motor Credit Company LLC                                            8.00           12/15/2016          205,683
   250,000  GMAC LLC                                                                 6.75           12/01/2014          193,555
   250,000  GMAC LLC                                                                 8.00           11/01/2031          191,520
   470,000  Pinnacle Foods LLC Corporation                                           9.25           04/01/2015          432,400

                                                                                                                      1,166,120
                                                                                                                    -----------

OIL & GAS EXTRACTION: 7.46%
   345,000  Chesapeake Energy Corporation                                            6.38           06/15/2015          330,338
   365,000  Forest Oil Corporation                                                   7.25           06/15/2019          358,613
   425,000  Hilcorp Energy++                                                         7.75           11/01/2015          415,438
   380,000  Key Energy Sercives Incorporated++                                       8.38           12/01/2014          392,350
   240,000  National Oilwell Varco Incorporated Series B                             6.13           08/15/2015          239,216
   330,000  Pride International Incorporated                                         7.38           07/15/2014          335,775
   270,000  Range Resources Corporation                                              7.50           05/15/2016          275,400
    60,000  Range Resources Corporation                                              7.25           05/01/2018           60,900
   300,000  Southwestern Energy Company++                                            7.50           02/01/2018          303,091

                                                                                                                      2,711,121
                                                                                                                    -----------

PAPER & ALLIED PRODUCTS: 6.87%
   680,000  Appleton Papers Incorporated Series B                                    9.75           06/15/2014          649,400
   500,000  Caraustar Industries Incorporated<<                                      7.38           06/01/2009          430,000
   400,000  Graham Packaging Company Incorporated                                    8.50           10/15/2012          388,000
   320,000  P.H. Glatfelter Company                                                  7.13           05/01/2016          314,000
   235,000  Rock-Tenn Company                                                        8.20           08/15/2011          244,400
    60,000  Rock-Tenn Company++                                                      9.25           03/15/2016           63,300
   250,000  Smurfit-Stone Container Enterprises Incorporated                         8.38           07/01/2012          232,500
   170,000  Verso Paper Holdings LLC                                                 9.13           08/01/2014          174,675

                                                                                                                      2,496,275
                                                                                                                    -----------

PERSONAL SERVICES: 1.40%
   525,000  Service Corporation International Series WI                              7.00           06/15/2017          509,250
                                                                                                                    -----------

Portfolio of Investments--May 31, 2008   Wells Fargo Advantage Income Funds 83

STRATEGIC INCOME FUND

  PRINCIPAL    SECURITY NAME                                         INTEREST RATE        MATURITY DATE           VALUE
PETROLEUM REFINING & RELATED INDUSTRIES: 1.58%
$    170,000   Petrohawk Energy Corporation++                              7.88%            06/01/2015       $     169,788
     400,000   Sandridge Energy Incorporated++                             8.00             06/01/2018             405,000

                                                                                                                   574,788
                                                                                                             -------------

PIPELINES: 0.76%
     155,000   Dynegy Holdings Incorporated                                8.38             05/01/2016             155,775
     125,000   Dynegy Holdings Incorporated                                7.75             06/01/2019             118,438

                                                                                                                   274,213
                                                                                                             -------------

PRIMARY METAL INDUSTRIES: 1.01%
     220,000   Belden Cdt Incorporated                                     7.00             03/15/2017             214,500
     150,000   Steel Dynamics Incorporated++                               7.75             04/15/2016             150,375

                                                                                                                   364,875
                                                                                                             -------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES: 2.07%
     700,000   Idearc Incorporated                                         8.00             11/15/2016             500,500
     250,000   MediMedia (USA) Incorporated++                             11.38             11/15/2014             250,000

                                                                                                                   750,500
                                                                                                             -------------

REAL ESTATE INVESTMENT TRUSTS (REITS): 2.24%
     300,000   Reckson Operating Partnership LP                            6.00             03/31/2016             252,409
     295,000   Rouse Company LP++                                          6.75             05/01/2013             264,176
     300,000   Ventas Realty LP                                            6.75             04/01/2017             297,000

                                                                                                                   813,585
                                                                                                             -------------

RENTAL AUTO/EQUIPMENT: 0.30%
     110,000   Hertz Corporation                                           8.88             01/01/2014             109,450
                                                                                                             -------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.53%
     180,000   The Goodyear Tire & Rubber Company                          9.00             07/01/2015             193,050
                                                                                                             -------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS: 1.52%
     540,000   Owens-Illinois Incorporated                                 7.80             05/15/2018             553,500
                                                                                                             -------------

TEXTILE MILL PRODUCTS: 0.91%
     350,000   Perry Ellis International Incorporated Series B             8.88             09/15/2013             331,625
                                                                                                             -------------

TRANSPORTATION EQUIPMENT: 1.84%
     380,000   General Motors Corporation<<                                8.38             07/15/2033             260,300
     450,000   Lear Corporation Series B                                   8.75             12/01/2016             408,375

                                                                                                                   668,675
                                                                                                             -------------

TOTAL CORPORATE BONDS & NOTES (COST $34,456,448)                                                                33,168,762
                                                                                                             -------------

FOREIGN CORPORATE BONDS@: 3.39%
     600,000   Ineos Group Holdings plc++                                  8.50             02/15/2016             466,500
     250,000   Intelsat (Bermuda) Limited                                  9.25             06/15/2016             252,500
     415,000   Intelsat (Bermuda) Limited                                 11.25             06/15/2016             423,300
      90,000   NXP BV                                                      7.88             10/15/2014              87,300

TOTAL FOREIGN CORPORATE BONDS (COST $1,379,775)                                                                  1,229,600
                                                                                                             -------------

TERM LOANS: 1.36%
     500,000   Dex Media West LLC Term Loan                                4.45             03/09/2010             495,375

TOTAL TERM LOANS (COST $476,875)                                                                                   495,375
                                                                                                             -------------

84  Wells Fargo Advantage Income Funds  Portfolio of Investments--May 31, 2008

STRATEGIC INCOME FUND

   SHARES      SECURITY NAME                                                                                     VALUE
COMMON STOCKS: 1.91%

COMMUNICATIONS: 0.41%
      31,000   Qwest Communications International Incorporated<<                                             $     150,350
                                                                                                             -------------

OIL & GAS EXTRACTION: 0.71%
       4,680   Chesapeake Energy Corporation                                                                       256,324
                                                                                                             -------------

PIPELINES: 0.79%
       7,530   The Williams Companies Incorporated                                                                 286,434
                                                                                                             -------------

TOTAL COMMON STOCKS (COST $454,378)                                                                                693,108
                                                                                                             -------------

COLLATERAL FOR SECURITIES LENDING: 8.61%

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.66%
      60,468   BlackRock Temporary #24 Money Market Fund                                                            60,468
      60,468   Daily Assets Fund Institutional                                                                      60,468
      60,468   Dreyfus Cash Management Fund                                                                         60,468
      60,468   Short-Term Investment Company Money Market Fund                                                      60,468

                                                                                                                   241,872
                                                                                                             -------------

  PRINCIPAL                                                          INTEREST RATE        MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS: 7.95%
$     23,257   Alpine Securitization Corporation++                         2.66%           06/03/2008               23,252
      33,723   Amstel Funding Corporation++                                2.65            06/05/2008               33,710
      23,257   Amstel Funding Corporation++                                2.48            06/19/2008               23,227
      20,350   Amsterdam Funding Corporation++                             2.67            06/05/2008               20,342
       3,047   Apreco LLC++                                                2.65            06/16/2008                3,043
      19,768   Aspen Funding Corporation++                                 2.47            06/02/2008               19,766
      23,257   Aspen Funding Corporation++                                 2.63            06/09/2008               23,242
      52,328   Atlantic Asset Securitization
               Corporation++                                               2.40            06/02/2008               52,321
      23,257   Atlantic Asset Securitization
               Corporation++                                               2.47            06/13/2008               23,236
     377,926   Barclays Repurchase Agreement - 102%
               Collateralized by Mortgage-Backed
               Securities (Maturity Value $377,998)                        2.30            06/02/2008              377,926
      22,966   Barclays US Funding LLC                                     2.45            06/05/2008               22,958
      58,143   BASF Finance Europe NV++(+/-)                               2.81            10/17/2008               58,099
      23,257   Belmont Funding LLC++                                       2.70            06/17/2008               23,227
      20,350   BNP Paribas                                                 2.60            06/02/2008               20,347
      11,629   Bryant Bank Funding LLC++                                   2.65            06/05/2008               11,624
      11,629   Bryant Bank Funding LLC++                                   2.48            06/11/2008               11,620
      11,629   Bryant Bank Funding LLC++                                   2.49            06/30/2008               11,604
      23,257   Cafco LLC                                                   2.55            06/06/2008               23,247
      11,629   Cancara Asset Securitization Limited++                      2.47            06/27/2008               11,607
       3,257   CBA (Delaware) Finance Incorporated                         2.35            06/13/2008               23,237
      11,377   Chariot Funding LLC++                                       2.48            06/10/2008               11,369
      27,327   Charta LLC++                                                2.65            06/05/2008               27,317
      27,045   Cheyne Finance LLC++(+/-)\\(a)(i)                           6.40            02/25/2008               19,479
      10,059   Ciesco LLC++                                                2.45            06/05/2008               10,055
      23,257   Ciesco LLC++                                                2.46            06/20/2008               23,225
      23,257   Clipper Receivables Corporation++                           2.63            06/11/2008               23,238
      20,350   CRC Funding LLC++                                           2.65            06/03/2008               20,345
      23,257   CRC Funding LLC++                                           2.48            06/25/2008               23,217
     156,985   Credit Suisse First Boston Repurchase
               Agreement - 102% Collateralized by
               Mortgage-Backed Securities
               (Maturity Value $157,017)                                   2.48            06/02/2008              156,985
      62,794   Danske Bank AS                                              2.45            06/02/2008               62,794

Portfolio of Investments--May 31, 2008   Wells Fargo Advantage Income Funds 85

STRATEGIC INCOME FUND

  PRINCIPAL    SECURITY NAME                                         INTEREST RATE        MATURITY DATE          VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     62,794   Danske Bank AS                                            2.50%             06/02/2008        $      62,794
      62,794   Danske Bank AS                                            2.53              06/03/2008               62,794
      62,794   Deutsche Bank Repurchase Agreement - 102%
               Collateralized by Money Market
               Securities (Maturity Value $62,807)                       2.45              06/02/2008               62,794
     127,914   Deutsche Bank Repurchase Agreement - 102%
               Collateralized by Mortgage-Backed
               Securities (Maturity Value $127,939)                      2.35              06/02/2008              127,914
      17,443   Ebbets Funding LLC++                                      2.70              06/10/2008               17,430
      23,257   Enterprise Funding LLC++                                  2.70              06/02/2008               23,254
      23,257   Enterprise Funding LLC++                                  2.47              06/19/2008               23,227
      34,886   Erasmus Capital Corporation++                             2.47              06/02/2008               34,881
       4,749   Erasmus Capital Corporation++                             2.55              06/06/2008                4,747
       4,693   Erasmus Capital Corporation++                             2.60              06/10/2008                4,690
      23,257   Eureka Securitization Incorporated++                      2.47              06/06/2008               23,247
      23,838   Fairway Finance Corporation++                             2.43              06/11/2008               23,821
      17,443   Falcon Asset Securitization Corporation++                 2.47              06/02/2008               17,440
      23,257   Falcon Asset Securitization Corporation++                 2.41              06/24/2008               23,220
      21,629   Fortis Bank NY                                            2.50              06/05/2008               21,629
      24,711   Gemini Securitization Incorporated++                      2.73              06/03/2008               24,705
      23,257   Gemini Securitization Incorporated++                      2.53              06/20/2008               23,224
      18,606   General Electric Capital Assurance Company(+/-)           2.59              06/16/2008               18,606
      17,704   Govco Incorporated++                                      2.65              06/04/2008               17,699
      29,071   Grampian Funding Limited++                                2.40              06/03/2008               29,065
      23,257   Grampian Funding Limited++                                2.55              06/23/2008               23,219
      40,700   ING (USA) Annuity & Life Insurance Company(+/-)(i)        2.59              10/16/2008               40,700
      15,969   Jupiter Securitization Corporation++                      2.45              06/03/2008               15,966
      11,629   Jupiter Securitization Corporation++                      2.60              06/04/2008               11,625
      23,257   Jupiter Securitization Corporation++                      2.47              06/05/2008               23,249
      23,257   Kitty Hawk Funding Corporation++                          2.45              06/12/2008               23,238
      17,443   Liberty Street Funding Corporation++                      2.50              06/02/2008               17,440
       7,559   Liberty Street Funding Corporation++                      2.75              06/05/2008                7,556
      15,117   Liberty Street Funding Corporation++                      2.59              06/13/2008               15,103
      29,071   Mazarin Funding Corporation++(+/-)                        2.45              08/04/2008               29,000
      29,071   MetLife Global Funding I++(+/-)                           2.43              10/21/2008               29,066
      23,257   Mont Blanc Capital Corporation++                          2.49              06/23/2008               23,220
      17,879   Morgan Stanley(+/-)                                       2.64              10/15/2008               17,868
      29,071   Natexis Banques Populaires++(+/-)                         2.74              09/08/2008               28,960
      11,653   Nieuw Amsterdam Receivables Corporation++                 2.55              06/04/2008               11,650
      11,629   Nieuw Amsterdam Receivables Corporation++                 2.45              06/25/2008               11,609
      28,011   Old Line Funding Corporation++                            2.58              06/09/2008               27,993
      23,257   Park Avenue Receivable Corporation++                      2.42              06/27/2008               23,215
      20,931   Picaros Funding LLC++                                     2.65              06/05/2008               20,924
      20,699   Premium Asset Trust++(+/-)                                2.87              07/15/2008               20,684
      23,257   Ranger Funding Corporation++                              2.55              06/04/2008               23,250
       9,935   RBS Citizen (Grand Cayman) NA                             2.19              06/02/2008                9,935
      23,078   Regency Markets #1 LLC++                                  2.48              06/17/2008               23,051
      25,001   Royal Bank of Scotland plc                                2.43              06/09/2008               24,986
      23,257   Scaldis Capital Limited++                                 2.50              06/26/2008               23,215
      23,257   Sheffield Receivables Corporation++                       2.55              06/04/2008               23,250
      23,257   Sheffield Receivables Corporation++                       2.50              06/16/2008               23,231
      22,966   Societe Generale North America Incorporated               2.61              06/06/2008               22,956
      23,257   Solitaire Funding LLC++                                   2.50              06/12/2008               23,238
      46,514   Stanfield Victoria Funding LLC++(+/-)\\(a)(i)             5.73              04/03/2008               38,141
       7,559   Surrey Funding Corporation                                3.00              06/02/2008                7,557
      19,594   Surrey Funding Corporation++                              2.92              06/03/2008               19,589
       8,140   Surrey Funding Corporation++                              2.65              06/09/2008                8,135

86  Wells Fargo Advantage Income Funds  Portfolio of Investments--May 31, 2008

STRATEGIC INCOME FUND

  PRINCIPAL    SECURITY NAME                                         INTEREST RATE        MATURITY DATE          VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     23,257   Thames Asset Global Securitization #1 Incorporated        2.57%             06/16/2008        $      23,230
      23,257   Thunder Bay Funding Incorporated++                        2.50              06/27/2008               23,213
      23,257   Ticonderoga Funding Limited++                             2.40              06/17/2008               23,231
     116,285   Transamerica Occidental Life Insurance(+/-)               2.58              10/31/2008              116,285
      23,257   Tulip Funding Corporation++                               2.45              06/25/2008               23,217
      29,071   UniCredito Italiano Bank (Ireland) Series
                 LIB++(+/-)                                              2.65              10/08/2008               29,060
      13,954   Versailles CDS LLC++                                      3.00              06/03/2008               13,951
       5,814   Versailles CDS LLC++                                      2.85              06/05/2008                5,812
      29,071   Victoria Finance LLC(+/-)\\(a)(i)                         5.56              05/02/2008               23,838
      29,071   Victoria Finance LLC++(+/-)\\(a)(i)                       2.55              08/07/2008               23,838
      23,257   Windmill Funding Corporation++                            2.50              06/16/2008               23,231
      10,284   Yorktown Capital LLC++                                    2.43              06/17/2008               10,272
      11,629   Yorktown Capital LLC++                                    2.53              06/19/2008               11,613

                                                                                                                 2,886,450
                                                                                                             -------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $3,187,219)                                                        3,128,322
                                                                                                             -------------

        SHARES

SHORT-TERM INVESTMENTS: 1.26%
      457,507  Wells Fargo Advantage Money Market Trust>+++                                                        457,507
                                                                                                             -------------

TOTAL SHORT-TERM INVESTMENTS (COST $457,507)                                                                       457,507
                                                                                                             -------------

TOTAL INVESTMENTS IN SECURITIES (COST $40,412,202)*
                                                             107.84%                                         $  39,172,674
Other Assets and Liabilities, Net                             (7.84)                                            (2,846,904)
                                                             ------                                          -------------
TOTAL NET ASSETS                                             100.00%                                         $  36,325,770
                                                             ------                                          -------------

------------
++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(oo)  Stepped coupon bond. Interest rate presented is yield to maturity.

(Y) Payment-in-kind (PIK) securities are securities in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

<<    All or a portion of this security is on loan. (See Note 2)

+/-   Variable rate investments.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)   Illiquid security.

@     Foreign bond principal is denominated in US dollars.

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++   Short-term security of an affiliate of the Fund with a cost of $457,507.

* Cost for federal income tax purposes is $40,412,202 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                  $       736,324
Gross unrealized depreciation                       (1,975,852)
                                               ---------------
Net unrealized appreciation (depreciation)     $    (1,239,528)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments--May 31, 2008   Wells Fargo Advantage Income Funds 87

TOTAL RETURN BOND FUND

FACE/SHARE                                                                                                      VALUE
      AMOUNT SECURITY NAME
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 99.98%
          NA   Wells Fargo Advantage Total Return Bond Portfolio                                          $  1,446,313,143

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $1,457,140,044)                                      1,446,313,143
                                                                                                          ----------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,457,140,044)*                   99.98%                                                           $  1,446,313,143

Other Assets and Liabilities, Net         0.02                                                                     262,919
                                        ------                                                            ----------------
TOTAL NET ASSETS                        100.00%                                                           $  1,446,576,062
                                        ------                                                            ----------------

------------
* Cost for federal income tax purposes is $1,460,777,230 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                  $       3,345,666
Gross unrealized depreciation                        (17,809,753)
                                               -----------------
Net unrealized appreciation (depreciation)     $     (14,464,087)

The accompanying notes are an integral part of these financial statements.

88  Wells Fargo Advantage Income Funds  Portfolio of Investments--May 31, 2008

ULTRA-SHORT DURATION BOND FUND

   PRINCIPAL   SECURITY NAME                                         INTEREST RATE        MATURITY DATE         VALUE
ASSET BACKED SECURITIES: 12.37%
$    150,000   American Express Issuance Trust Series 2007-1
               Class A(+/-)                                               2.71%            09/15/2011        $     148,075
     500,000   Bank One Issuance Trust Series 2004-B1 Class
               B1(+/-)                                                    2.83             03/15/2012              491,202
     100,000   BMW Vehicle Lease Trust Series 2007-1 Class
               A2B(+/-)                                                   2.70             11/16/2009               99,686
     150,000   Capital Auto Receivables Asset Trust Series
               2007-4 Class A3B(+/-)                                      3.21             07/15/2010              149,047
     545,520   Chase Funding Mortgage Loan Asset-Backed
               Certificates Series 2003-5 Class 2M1(+/-)                  2.99             05/25/2033              395,769
     100,000   Chase Issuance Trust Series 2007-A18 Class A(+/-)          2.77             01/15/2015               96,964
      46,825   Countrywide Home Equity Loan Trust Series 2004-I
               Class A(+/-)                                               2.80             02/15/2034               33,085
      73,586   Countrywide Home Equity Loan Trust Series 2004-Q
               Class 2A(+/-)                                              2.81             12/15/2033               54,388
     137,594   Daimler AG Auto Trust Series 2006-A Class A3               5.00             05/08/2010              138,329
     100,000   First National Master Note Trust Series 2007-2
               Class A(+/-)                                               3.26             11/15/2012               99,831
      71,321   Ford Credit Auto Owner Trust Series 2006-C Class
               A2B(+/-)                                                   2.53             12/15/2009               71,243
      25,284   GSAA Home Equity Trust Series 2005-9 Class 2A1(+/-)        2.51             08/25/2035               24,845
      13,292   Residential Asset Securities Corporation Series
               2001-KS1 Class AII(+/-)                                    2.86             03/25/2032               10,085
     708,370   Structured Asset Investment Loan Trust Series
               2003-BC3 Class M1(+/-)                                     3.82             04/25/2033              590,732
      35,665   Volkswagen Auto Loan Enhanced Trust Series
               2007-1 Class A2                                            5.29             05/20/2009               35,731
     200,000   William Street Funding Corporation Series 2006-3
               Class A(+/-)++                                             2.82             06/23/2012              167,700

TOTAL ASSET BACKED SECURITIES (COST $ 2,957,221)                                                                 2,606,712
                                                                                                             -------------

AGENCY SECURITIES: 9.43%

FEDERAL HOME LOAN MORTGAGE CORPORATION: 4.87%
     211,069   FHLMC #555514                                              9.00             10/01/2019              234,958
     273,121   FHLMC #555519                                              9.00             12/01/2016              299,683
      21,457   FHLMC #786823(+/-)                                         6.75             07/01/2029               21,786
      21,538   FHLMC #788792(+/-)                                         6.11             01/01/2029               21,863
      16,084   FHLMC #789272(+/-)                                         5.52             04/01/2032               16,118
      22,013   FHLMC #789483(+/-)                                         7.06             06/01/2032               22,020
         139   FHLMC #865456(+/-)                                         5.98             07/01/2010                  139
      50,681   FHLMC #A01734                                              9.00             08/01/2018               55,642
     158,880   FHLMC #G10747                                              7.50             10/01/2012              165,516
      75,404   FHLMC #G11209                                              7.50             12/01/2011               78,245
     105,993   FHLMC #G11391                                              7.50             06/01/2012              110,319

                                                                                                                 1,026,289
                                                                                                             -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 2.94%
     180,000   FNMA                                                       4.00             06/23/2008              180,164
     208,055   FNMA #100255                                               8.33             07/15/2020              230,917
      39,793   FNMA #100259                                               7.50             12/15/2009               40,676
      20,118   FNMA #149167                                              10.50             08/01/2020               23,258
      59,239   FNMA #365418(+/-)                                          6.22             01/01/2023               59,588
       4,887   FNMA #372179                                              11.00             04/01/2012                5,159
      62,183   FNMA #545460(+/-)                                          7.05             11/01/2031               63,574
      16,492   FNMA #675491(+/-)                                          7.40             04/01/2033               16,791

                                                                                                                   620,127
                                                                                                             -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 1.62%
      89,546   GNMA #781540                                               7.00             05/15/2013               93,577
     230,606   GNMA #781614                                               7.00             06/15/2033              248,591

                                                                                                                   342,168
                                                                                                             -------------

TOTAL AGENCY SECURITIES (COST $ 1,888,312)                                                                       1,988,584
                                                                                                             -------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 30.71%
     878,422   Aames Mortgage Trust Series 2003-1 Class M1(+/-)           3.07             10/25/2033              714,834
     197,439   Banc of America Alternative Loan Trust Series
               2004-9 Class 3A2                                           5.50             10/25/2034              197,410
      14,298   Bank of America Mortgage Securities Series 2002-K
               Class 3A1(+/-)                                             6.38             10/20/2032               14,362

Portfolio of Investments--May 31, 2008   Wells Fargo Advantage Income Funds 89

ULTRA-SHORT DURATION BOND FUND

   PRINCIPAL   SECURITY NAME                                         INTEREST RATE        MATURITY DATE         VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$    999,981   CDC Mortgage Capital Trust Series 2003-HE4
               Class M1(+/-)                                              3.04%            03/25/2034        $     700,969
     117,093   Chase Mortgage Finance Corporation Series
               2005-A1 Class 2A2(+/-)                                     5.24             12/25/2035              116,140
      37,615   Countrywide Alternative Loan Trust Series
               2006-0C8 Class 2A1C(+/-)                                   2.45             11/25/2036               36,880
      96,038   Countrywide Home Loans Mortgage Pass-Through
               Series 2006-HYB1 Class 2A2A(+/-)                           5.53             03/20/2036               90,302
      28,347   Countrywide Home Loans Mortgage Pass-Through
               Trust Series 2001-HYB1 Class 2A1(+/-)                      6.38             06/19/2031               28,295
      18,364   Countrywide Home Loans Mortgage Pass-Through
               Trust Series 2004-20 Class 3A1(+/-)                        5.22             09/25/2034               12,863
      74,398   DLJ Mortgage Acceptance Corporation Series
               1990-2 Class A(+/-)(i)                                     6.49             01/25/2022               74,076
      57,707   DLJ Mortgage Acceptance Corporation Series
               1991-3 Class A1(+/-)(i)                                    6.22             02/20/2021               57,604
      49,734   EquiFirst Mortgage Loan Trust Series 2003-2
               Class 3A3(+/-)                                             3.46             09/25/2033               45,065
     366,787   FHLMC Structured Pass-Through Securities Series
               T-42 Class A6                                              9.50             02/25/2042              362,357
     331,698   FNMA Grantor Trust Series 2002-T1 Class A4                 9.50             11/25/2031              362,381
     187,299   FNMA Series 1990-77 Class D                                9.00             06/25/2020              201,665
      41,714   FNMA Series 2003-W19 Class 1A4                             4.78             11/25/2033               41,673
     227,749   FNMA Whole Loan Series 2002-W4 Class A6(+/-)               6.02             05/25/2042              226,934
      20,405   FNMA Whole Loan Series 2003-W11 Class A1(+/-)              7.28             06/25/2033               20,477
      91,776   FNMA Whole Loan Series 2003-W3 Class 1A4(+/-)              5.91             08/25/2042               90,910
     355,542   FNMA Whole Loan Series 2003-W6 Class 6A(+/-)               6.03             08/25/2042              352,633
     182,366   GSMPS Mortgage Loan Trust Series 1998-1
               Class A(+/-)++                                             8.00             09/19/2027              186,276
     195,393   GSMPS Mortgage Loan Trust Series 2004-4
               Class 1AF(+/-)++                                           2.79             06/25/2034              182,867
     147,328   GSMPS Mortgage Loan Trust Series 2004-4
               Class 2A1(+/-)++                                           6.26             06/25/2034              132,453
     154,002   GSMPS Mortgage Loan Trust Series 2006-RP2
               Class 1AF1(+/-)++                                          2.79             04/25/2036              153,119
     111,895   GSR Mortgage Loan Trust Series 2004-1
               Class 2A2(+/-)                                             6.69             04/25/2032              111,411
     117,010   Housing Securities Incorporated Series 1992-8
               Class C(+/-)                                               5.72             06/25/2024              103,457
      59,779   JPMorgan Alternative Loan Trust Series 2006-A5
               Class 1A2(+/-)                                             2.45             10/25/2036               58,125
     245,866   JPMorgan Mortgage Trust Series 2005-A5
               Class 3A1(+/-)                                             5.38             08/25/2035              244,272
     176,869   JPMorgan Residential Mortgage Acceptance Series
               2006-R1 Class 1A1(+/-)++                                   4.94             09/28/2044              173,223
      71,037   Master Mortgages Trust Series 2002-3 Class
               4A1(+/-)                                                   6.17             10/25/2032               70,849
     926,969   Residential Finance LP Series 2003-C Class
               B3(+/-)++                                                  3.99             09/10/2035              745,014
     201,379   Salomon Brothers Mortgage Securities VII Series
               1990-2 Class A(+/-)                                        6.56             11/25/2020              201,024
     167,298   Structured Asset Securities Corporation Series
               1998-RF2 Class A(+/-)++                                    8.50             07/15/2027              166,974
      12,861   Terwin Mortgage Trust Series 2004-21HE Class
               1A1(+/-)                                                   2.87             12/25/2034               11,864
     183,405   Wilshire Funding Corporation Series 1998-2
               Class M1(+/-)(i)                                           6.73             12/28/2037              183,092

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $7,214,187)                                                      6,471,850
                                                                                                             -------------

CORPORATE BONDS & NOTES: 36.18%

AGRICULTURAL PRODUCTION CROPS: 0.50%
     105,000   Bunge Limited Finance Corporation                          4.38             12/15/2008              105,249
                                                                                                             -------------

APPAREL & ACCESSORY STORES: 0.31%
      65,000   May Department Stores Company                              5.95             11/01/2008               65,008
                                                                                                             -------------

CHEMICALS & ALLIED PRODUCTS: 0.54%
     115,000   Clorox Company                                             4.20             01/15/2010              114,342
                                                                                                             -------------

COMMUNICATIONS: 3.87%
     120,000   British Telecommunications plc                             8.38             12/15/2010              130,039
     105,000   Cox Communications Incorporated                            7.88             08/15/2009              108,184
     110,000   Echostar DBS Corporation                                   5.75             10/01/2008              110,000
      75,000   Qwest Corporation                                          5.63             11/15/2008               74,906
      90,000   Sprint Capital Corporation                                 6.38             05/01/2009               89,550
     155,000   Time Warner Entertainment Company LP                       7.25             09/01/2008              155,722
     150,000   Viacom Incorporated(+/-)                                   3.15             06/16/2009              148,123

                                                                                                                   816,524
                                                                                                             -------------

90  Wells Fargo Advantage Income Funds                                                     Portfolio of Investments--May 31, 2008

ULTRA-SHORT DURATION BOND FUND

PRINCIPAL                            SECURITY NAME                              INTEREST RATE   MATURITY DATE        VALUE
DEPOSITORY INSTITUTIONS: 3.15%
$  145,000  Bank of America Corporation                                              7.80%          02/15/2010   $        152,582
   200,000  ING USA Global Funding Trust Series MTN(+/-)                             3.01           10/09/2009            198,599
   250,000  M&I Marshall & Ilsley Bank Series BN(+/-)                                3.33           12/04/2012            218,295
   100,000  PNC Funding Corporation(+/-)                                             3.04           01/31/2012             94,622

                                                                                                                          664,098
                                                                                                                 ----------------

ELECTRIC, GAS & SANITARY SERVICES: 4.31%
    60,000  Dominion VA Resources Incorporated Series B(+/-)                         2.86           11/14/2008             59,760
   200,000  Entergy Gulf States Incorporated(+/-)                                    3.48           12/01/2009            197,589
   110,000  Entergy Gulf States Incorporated                                         5.12           08/01/2010            109,619
   125,000  Florida Power Corporation Series A(+/-)                                  3.08           11/14/2008            124,605
   130,000  Ohio Power Company(+/-)                                                  2.91           04/05/2010            125,848
   159,278  Salton Sea Funding Corporation Series C                                  7.84           05/30/2010            163,821
   125,000  Waste Management Incorporated                                            6.88           05/15/2009            127,835

                                                                                                                          909,077
                                                                                                                 ----------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT: 1.12%
   250,000  National Semiconductor Corporation(+/-)                                  3.05           06/15/2010            236,935
                                                                                                                 ----------------

FOOD & KINDRED PRODUCTS: 1.70%
   165,000  General Mills Incorporated(+/-)                                          3.04           01/22/2010            162,006
   100,000  HJ Heinz Company++                                                       6.43           12/01/2008            101,091
    95,000  Kraft Foods Incorporated                                                 4.00           10/01/2008             94,996

                                                                                                                          358,093
                                                                                                                 ----------------

FOOD STORES: 1.15%
    85,000  Kroger Company                                                           7.25           06/01/2009             87,657
   155,000  Safeway Incorporated(+/-)                                                3.01           03/27/2009            153,858

                                                                                                                          241,515
                                                                                                                 ----------------

GENERAL MERCHANDISE STORES: 0.51%
   110,000  CVS Caremark Corporation(+/-)                                            3.38           06/01/2010            107,572
                                                                                                                 ----------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.43%
    90,000  Case New Holland Incorporated                                            6.00           06/01/2009             90,225
                                                                                                                 ----------------

INSURANCE CARRIERS: 2.68%
   160,000  Lincoln National Corporation(+/-)                                        2.84           04/06/2009            158,706
   160,000  Sun Life Financial Global Funding LP(+/-)++                              2.98           07/06/2010            159,210
   120,000  Unitedhealth Group Incorporated(+/-)                                     4.07           02/07/2011            119,777
   125,000  UNUMProvident Corporation                                                5.86           05/15/2009            126,485

                                                                                                                          564,178
                                                                                                                 ----------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
  GOODS: 0.79%
   160,000  Xerox Corporation                                                        7.13           06/15/2010            165,890
                                                                                                                 ----------------

MOTION PICTURES: 0.75%
   160,000  The Walt Disney Company(+/-)                                             2.78           07/16/2010            158,496
                                                                                                                 ----------------

NON-DEPOSITORY CREDIT INSTITUTIONS: 5.03%
   220,000  American Express Credit Corporation Series MTN(+/-)                      3.79           05/27/2010            220,408
   150,000  American Honda Finance Corporation Series MTN(+/-)++<<                   3.18           02/05/2010            149,803
   270,000  General Electric Capital Corporation(+/-)<<                              3.00           04/28/2011            267,446
   120,000  IBM International Group Capital LLC(+/-)                                 3.25           07/29/2009            120,288
   300,000  Private Export Funding Corporation Series D                              5.87           07/31/2008            301,667

                                                                                                                        1,059,612
                                                                                                                 ----------------

Portfolio of Investments--May 31, 2008                                                      Wells Fargo Advantage Income Funds 91

ULTRA-SHORT DURATION BOND FUND

PRINCIPAL                            SECURITY NAME                              INTEREST RATE   MATURITY DATE        VALUE
OIL & GAS EXTRACTION: 1.09%
$  160,000  Anadarko Petroleum Corporation(+/-)                                       3.20%         09/15/2009   $        158,432
    70,000  El Paso Corporation                                                       6.75          05/15/2009             70,466

                                                                                                                          228,898
                                                                                                                 ----------------

PETROLEUM REFINING & RELATED INDUSTRIES: 0.83%
   175,000  Valero Energy Corporation                                                 3.50          04/01/2009            174,584
                                                                                                                 ----------------

PIPELINES: 1.25%
   120,000  Endbridge Energy Partners LP                                              4.00          01/15/2009            119,307
   145,000  Plains All American Pipeline LP                                           4.75          08/15/2009            145,025

                                                                                                                          264,332
                                                                                                                 ----------------

RAILROAD TRANSPORTATION: 0.29%
    60,000  Union Pacific Corporation                                                 7.38          09/15/2009             61,745
                                                                                                                 ----------------

REAL ESTATE INVESTMENT TRUSTS (REITS): 0.56%
   120,000  Equity One Incorporated                                                   3.88          04/15/2009            117,479
                                                                                                                 ----------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.71%
   245,000  Lehman Brothers Holdings Incorporated Series MTN1(+/-)                    2.67          03/23/2009            239,309
   120,000  Morgan Stanley Series MTN(+/-)                                            4.78          05/14/2010            121,032

                                                                                                                          360,341
                                                                                                                 ----------------

TRANSPORTATION EQUIPMENT: 2.09%
   255,000  Daimler AG Corporation Series MTN(+/-)                                    3.22          03/13/2009            253,385
   177,000  Lockheed Martin Corporation                                               8.20          12/01/2009            187,206

                                                                                                                          440,591
                                                                                                                 ----------------

WHOLESALE TRADE NON-DURABLE GOODS: 1.52%
   160,000  Brown-Forman Corporation(+/-)                                             2.80          04/18/2010            156,719
   165,000  Cardinal Health Incorporated(+/-)                                         2.96          10/02/2009            162,917

                                                                                                                          319,636
                                                                                                                 ----------------

TOTAL CORPORATE BONDS & NOTES (COST $7,707,008)                                                                         7,624,420
                                                                                                                 ----------------

FOREIGN CORPORATE BONDS@: 7.48%
    85,000  Covidien International Finance SA++                                       5.15          10/15/2010             85,822
   195,000  Diageo Finance BV(+/-)                                                    2.82          03/30/2009            194,507
    25,000  Pemex Finance Limited                                                     9.69          08/15/2009             25,750
   100,000  SABMiller plc(+/-)++                                                      3.00          07/01/2009            100,259
   100,000  Shaw Communications Incorporation                                         7.25          04/06/2011            103,000
   205,000  Telefonica Emisiones Sau(+/-)                                             2.84          06/19/2009            203,029
   160,000  Telefonos de Mexico SA                                                    4.50          11/19/2008            160,073
   120,000  Thomson Corporation                                                       4.25          08/15/2009            119,151
   200,000  Transocean Incorporated(+/-)                                              3.21          09/05/2008            199,683
   155,000  Vodafone Group plc(+/-)                                                   3.14          06/15/2011            151,857
   230,000  Western Power Distribution Holdings Limited++                             6.50          12/15/2008            233,878

TOTAL FOREIGN CORPORATE BONDS (COST $1,578,699)                                                                         1,577,009
                                                                                                                 ----------------

MUNICIPAL BONDS & NOTES: 1.87%

ILLINOIS: 0.14%
   30,000   Prospect Heights IL (Property Tax Revenue)\                               3.19          12/01/2008             29,194
                                                                                                                 ----------------

MASSACHUSETTS: 0.75%
   155,000  Northeastern University Massachusetts Series A (College & University
            Revenue, MBIA Insured)                                                    7.04          10/01/2028            158,656
                                                                                                                 ----------------

92  Wells Fargo Advantage Income Funds                                                     Portfolio of Investments--May 31, 2008

ULTRA-SHORT DURATION BOND FUND

PRINCIPAL                            SECURITY NAME                              INTEREST RATE   MATURITY DATE        VALUE
NEVADA: 0.36%
$   75,000  Reno NV Washoe Medical Center Project Series A (HCFR, AMBAC
            Insured)(+/-)Section                                                         5.22%      06/01/2028   $         75,000
                                                                                                                 ----------------

NEW JERSEY: 0.62%
   130,000  Bayonne NJ Redevelopment Agency (Other Revenue)                              5.59       04/11/2009            131,747
                                                                                                                 ----------------

TOTAL MUNICIPAL BONDS & NOTES (COST $393,653)                                                                             394,597
                                                                                                                 ----------------

SHARES
COLLATERAL FOR SECURITIES LENDING: 2.02%

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.16%
     8,238  BlackRockTemporary #24 Money Market Fund                                                                        8,238
     8,238  Daily Assets Fund Institutional                                                                                 8,238
     8,238  Dreyfus Cash Management Fund                                                                                    8,238
     8,238  Short-Term Investment Company Money Market Fund                                                                 8,238

                                                                                                                           32,952
                                                                                                                 ----------------

PRINCIPAL
COLLATERAL INVESTED IN OTHER ASSETS: 1.86%
$    3,169  Alpine Securitization Corporation++                                          2.66       06/03/2008              3,168
     4,595  Amstel Funding Corporation++                                                 2.65       06/05/2008              4,593
     3,169  Amstel Funding Corporation++                                                 2.48       06/19/2008              3,165
     2,773  Amsterdam Funding Corporation++                                              2.67       06/05/2008              2,772
       415  Apreco LLC++                                                                 2.65       06/16/2008                415
     2,693  Aspen Funding Corporation++                                                  2.47       06/02/2008              2,693
     3,169  Aspen Funding Corporation++                                                  2.63       06/09/2008              3,167
     7,129  Atlantic Asset Securitization Corporation++                                  2.40       06/02/2008              7,129
     3,169  Atlantic Asset Securitization Corporation++                                  2.47       06/13/2008              3,166
    51,491  Barclays Repurchase Agreement - 102% Collateralized by
            Mortgage-Backed Securities (Maturity Value $51,501)                          2.30       06/02/2008             51,491
     3,129  Barclays US Funding LLC                                                      2.45       06/05/2008              3,128
     7,922  BASF Finance Europe NV(+/-)++                                                2.81       10/17/2008              7,916
     3,169  Belmont Funding LLC++                                                        2.70       06/17/2008              3,165
     2,773  BNP Paribas                                                                  2.60       06/02/2008              2,772
     1,584  Bryant Bank Funding LLC++                                                    2.65       06/05/2008              1,584
     1,584  Bryant Bank Funding LLC++                                                    2.48       06/11/2008              1,583
     1,584  Bryant Bank Funding LLC++                                                    2.49       06/30/2008              1,581
     3,169  Cafco LLC                                                                    2.55       06/06/2008              3,167
     1,584  Cancara Asset Securitization Limited++                                       2.47       06/27/2008              1,581
     3,169  CBA (Delaware) Finance Incorporated                                          2.35       06/13/2008              3,166
     1,550  Chariot Funding LLC++                                                        2.48       06/10/2008              1,549
     3,723  Charta LLC++                                                                 2.65       06/05/2008              3,722
     3,685  Cheyne Finance LLC(+/-)++\\(a)(i)                                            6.40       02/25/2008              2,652
     1,370  Ciesco LLC++                                                                 2.45       06/05/2008              1,370
     3,169  Ciesco LLC++                                                                 2.46       06/20/2008              3,164
     3,169  Clipper Receivables Corporation++                                            2.63       06/11/2008              3,166
     2,773  CRC Funding LLC++                                                            2.65       06/03/2008              2,772
     3,169  CRC Funding LLC++                                                            2.48       06/25/2008              3,163
    21,388  Credit Suisse First Boston Repurchase Agreement - 102%
            Collateralized by Mortgage-Backed Securities
            (Maturity Value $21,392)                                                     2.48       06/02/2008             21,388
     8,555  Danske Bank AS                                                               2.45       06/02/2008              8,555
     8,555  Danske Bank AS                                                               2.50       06/02/2008              8,555
     8,555  Danske Bank AS                                                               2.53       06/03/2008              8,555
     8,555  Deutsche Bank Repurchase Agreement - 102% Collateralized by
            Money Market Securities (Maturity Value $8,557)                              2.45       06/02/2008              8,555

Portfolio of Investments--May 31, 2008                                                      Wells Fargo Advantage Income Funds 93

ULTRA-SHORT DURATION BOND FUND

PRINCIPAL                            SECURITY NAME                              INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$   17,428  Deutsche Bank Repurchase Agreement - 102% Collateralized by
            Mortgage-Backed Securities (Maturity Value $17,431)                      2.35%          06/02/2008   $         17,428
     2,376  Ebbets Funding LLC++                                                     2.70           06/10/2008              2,375
     3,169  Enterprise Funding LLC++                                                 2.70           06/02/2008              3,168
     3,169  Enterprise Funding LLC++                                                 2.47           06/19/2008              3,165
     4,753  Erasmus Capital Corporation++                                            2.47           06/02/2008              4,752
       647  Erasmus Capital Corporation++                                            2.55           06/06/2008                647
       639  Erasmus Capital Corporation++                                            2.60           06/10/2008                639
     3,169  Eureka Securitization Incorporated++                                     2.47           06/06/2008              3,167
     3,248  Fairway Finance Corporation++                                            2.43           06/11/2008              3,245
     2,376  Falcon Asset Securitization Corporation++                                2.47           06/02/2008              2,376
     3,169  Falcon Asset Securitization Corporation++                                2.41           06/24/2008              3,164
     2,947  Fortis Bank NY                                                           2.50           06/05/2008              2,947
     3,367  Gemini Securitization Incorporated++                                     2.73           06/03/2008              3,366
     3,169  Gemini Securitization Incorporated++                                     2.53           06/20/2008              3,164
     2,535  General Electric Capital Assurance Company(+/-)                          2.59           06/16/2008              2,535
     2,412  Govco Incorporated++                                                     2.65           06/04/2008              2,411
     3,961  Grampian Funding Limited++                                               2.40           06/03/2008              3,960
     3,169  Grampian Funding Limited++                                               2.55           06/23/2008              3,163
     5,545  ING (USA) Annuity & Life Insurance Company(+/-)(i)                       2.59           10/16/2008              5,545
     2,176  Jupiter Securitization Corporation++                                     2.45           06/03/2008              2,175
     1,584  Jupiter Securitization Corporation++                                     2.60           06/04/2008              1,584
     3,169  Jupiter Securitization Corporation++                                     2.47           06/05/2008              3,168
     3,169  Kitty Hawk Funding Corporation++                                         2.45           06/12/2008              3,166
     2,376  Liberty Street Funding Corporation++                                     2.50           06/02/2008              2,376
     1,030  Liberty Street Funding Corporation++                                     2.75           06/05/2008              1,029
     2,060  Liberty Street Funding Corporation++                                     2.59           06/13/2008              2,058
     3,961  Mazarin Funding Corporation(+/-)++                                       2.45           08/04/2008              3,951
     3,961  MetLife Global Funding I(+/-)++                                          2.43           10/21/2008              3,960
     3,169  Mont Blanc Capital Corporation++                                         2.49           06/23/2008              3,164
     2,436  Morgan Stanley(+/-)                                                      2.64           10/15/2008              2,434
     3,961  Natexis Banques Populaires(+/-)++                                        2.74           09/08/2008              3,946
     1,588  Nieuw Amsterdam Receivables Corporation++                                2.55           06/04/2008              1,587
     1,584  Nieuw Amsterdam Receivables Corporation++                                2.45           06/25/2008              1,582
     3,816  Old Line Funding Corporation++                                           2.58           06/09/2008              3,814
     3,169  Park Avenue Receivable Corporation++                                     2.42           06/27/2008              3,163
     2,852  Picaros Funding LLC++                                                    2.65           06/05/2008              2,851
     2,820  Premium Asset Trust(+/-)++                                               2.87           07/15/2008              2,818
     3,169  Ranger Funding Corporation++                                             2.55           06/04/2008              3,168
     1,354  RBS Citizen (Grand Cayman) NA                                            2.19           06/02/2008              1,354
     3,144  Regency Markets #1 LLC++                                                 2.48           06/17/2008              3,141
     3,406  Royal Bank of Scotland plc                                               2.43           06/09/2008              3,404
     3,169  Scaldis Capital Limited++                                                2.50           06/26/2008              3,163
     3,169  Sheffield Receivables Corporation++                                      2.55           06/04/2008              3,168
     3,169  Sheffield Receivables Corporation++                                      2.50           06/16/2008              3,165
     3,129  Societe Generale North America Incorporated                              2.61           06/06/2008              3,128
     3,169  Solitaire Funding LLC++                                                  2.50           06/12/2008              3,166
     6,337  Stanfield Victoria Funding LLC(+/-)++\\(a)(i)                            5.73           04/03/2008              5,197
     1,030  Surrey Funding Corporation                                               3.00           06/02/2008              1,030
     2,670  Surrey Funding Corporation++                                             2.92           06/03/2008              2,669
     1,109  Surrey Funding Corporation++                                             2.65           06/09/2008              1,108
     3,169  Thames Asset Global Securitization #1 Incorporated                       2.57           06/16/2008              3,165
     3,169  Thunder Bay Funding Incorporated++                                       2.50           06/27/2008              3,163
     3,169  Ticonderoga Funding Limited++                                            2.40           06/17/2008              3,165
    15,843  Transamerica Occidental Life Insurance(+/-)                              2.58           10/31/2008             15,843
     3,169  Tulip Funding Corporation++                                              2.45           06/25/2008              3,163

94  Wells Fargo Advantage Income Funds                                                     Portfolio of Investments--May 31, 2008

ULTRA-SHORT DURATION BOND FUND

PRINCIPAL                            SECURITY NAME                              INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    3,961  UniCredito Italiano Bank (Ireland) Series LIB(+/-)++                     2.65%          10/08/2008   $          3,959
     1,901  Versailles CDS LLC++                                                     3.00           06/03/2008              1,901
       792  Versailles CDS LLC++                                                     2.85           06/05/2008                792
     3,961  Victoria Finance LLC(+/-)\\(a)(i)                                        5.56           05/02/2008              3,248
     3,961  Victoria Finance LLC(+/-)++\\(a)(i)                                      2.55           08/07/2008              3,248
     3,169  Windmill Funding Corporation++                                           2.50           06/16/2008              3,165
     1,401  Yorktown Capital LLC++                                                   2.43           06/17/2008              1,400
     1,584  Yorktown Capital LLC++                                                   2.53           06/19/2008              1,582

                                                                                                                          393,266
                                                                                                                 ----------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $429,546)                                                                   426,218
                                                                                                                 ----------------

SHARES
SHORT-TERM INVESTMENTS: 1.59%
MUTUAL FUNDS: 1.59%
   334,850  Wells Fargo Advantage Money Market Trust>++                                                                   334,850

TOTAL SHORT-TERM INVESTMENTS (COST $334,850)                                                                              334,850
                                                                                                                 ----------------

TOTAL INVESTMENTS IN SECURITIES
(COST $22,503,476)*                                                                    101.65%                   $     21,424,240
Other Assets and Liabilities, Net                                                       (1.65)                           (348,607)
                                                                                -------------                    ----------------

TOTAL NET ASSETS                                                                       100.00%                   $     21,075,633
                                                                                -------------                    ----------------

----------
(+/-)      Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

<<         All or a portion of this security is on loan. (See Note 2)

@          Foreign bond principal is denominated in US dollars.

SECTION These securities are subject to a demand feature which reduces the effective maturity.

\          Zero coupon bond. Interest rate presented is yield to maturity.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)        Illiquid security.

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

++ Short-term security of an affiliate of the Fund with a cost of $334,850.

* Cost for federal income tax purposes is $22,503,476 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                                                     $     121,134
Gross unrealized depreciation                                                        (1,200,370)
                                                                                  -------------
Net unrealized appreciation (depreciation)                                        $  (1,079,236)

The accompanying notes are an integral part of these financial statements.

                                          This page is intentionally left blank.

96 Wells Fargo Advantage Income Funds                         Statements of Assets and Liabilities -- May 31, 2008

                                                                                 Diversified     High Yield          Income
                                                                                  Bond Fund       Bond Fund         Plus Fund
                                                                                 ------------   ------------      ------------
ASSETS
   Investments
     In securities, at market value (including securities on loan) ............  $          0   $ 72,673,672      $ 61,655,269
     Investments in affiliated Master Portfolios ..............................    48,653,995              0                 0
     Collateral received for securities loaned (Note 2) .......................             0      3,459,294        15,469,062
     Investments in affiliates ................................................             0      2,206,380           347,865
                                                                                 ------------   ------------      ------------
   Total investments at market value (see cost below) .........................    48,653,995     78,339,346        77,472,196
                                                                                 ------------   ------------      ------------
   Cash .......................................................................        25,000         50,000                 0
   Variation margin receivable on futures contracts ...........................             0              0                 0
   Receivable for Fund shares issued ..........................................         6,627         24,339           172,141
   Receivable for investments sold ............................................             0        634,818           891,734
   Receivables for dividends and interest .....................................             0      1,388,620           486,039
   Receivable from investment advisor and affiliates ..........................           829              0                 0
                                                                                 ------------   ------------      ------------
Total assets ..................................................................    48,686,451     80,437,123        79,022,110
                                                                                 ------------   ------------      ------------

LIABILITIES
   Payable for Fund shares redeemed ...........................................       193,656        150,144            32,132
   Payable for investments purchased ..........................................             0      1,745,296         7,861,294
   Dividends payable ..........................................................             0        240,647                 0
   Payable to investment advisor and affiliates (Note 3) ......................             0         63,956            33,981
   Payable upon receipt of securities loaned (Note 2) .........................             0      3,553,310        15,642,549
   Accrued expenses and other liabilities .....................................        45,781         59,745            34,608
                                                                                 ------------   ------------      ------------
Total liabilities .............................................................       239,437      5,813,098        23,604,564
                                                                                 ------------   ------------      ------------
TOTAL NET ASSETS ..............................................................  $ 48,447,014   $ 74,624,025      $ 55,417,546
                                                                                 ============   ============      ============

NET ASSETS CONSIST OF
   Paid-in capital ............................................................  $ 48,823,839   $ 80,553,499      $ 63,707,147
   Undistributed net investment income (loss) .................................        51,868        118,400           (27,030)
   Undistributed net realized gain (loss) on investments ......................       529,579     (3,105,622)       (7,534,421)
   Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities
     denominated in foreign currencies .......                                       (958,272)    (2,848,236)         (554,663)
   Net unrealized appreciation (depreciation) from investments of collateral
     received for securities loaned ...........................................             0        (94,016)         (173,487)
   Net unrealized appreciation (depreciation) of futures ......................             0              0                 0
                                                                                 ------------   ------------      ------------
TOTAL NET ASSETS ..............................................................  $ 48,447,014   $ 74,624,025      $ 55,417,546
                                                                                 ============   ============      ============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A .......................................................            NA   $ 54,490,229      $ 43,480,688
   Shares outstanding - Class A ...............................................            NA      5,595,148         4,065,374
   Net asset value per share - Class A ........................................            NA   $       9.74      $      10.70
   Maximum offering price per share - Class A .................................            NA   $      10.20 (2)  $      11.20 (2)
   Net assets - Class B .......................................................            NA   $ 11,881,393      $  7,067,178
   Shares outstanding - Class B ...............................................            NA      1,220,095           660,629
   Net asset value and offering price per share - Class B .....................            NA   $       9.74      $      10.70
   Net assets - Class C .......................................................            NA   $  8,252,403      $  4,869,680
   Shares outstanding - Class C ...............................................            NA        846,870           455,379
   Net asset value and offering price per share - Class C .....................            NA   $       9.74      $      10.69
   Net assets - Class Z .......................................................            NA             NA                NA
   Shares outstanding - Class Z ...............................................            NA             NA                NA
   Net asset value and offering price per share - Class Z .....................            NA             NA                NA
   Net assets - Administrator Class ...........................................  $ 48,447,014             NA                NA
   Shares outstanding - Administrator Class ...................................     2,003,952             NA                NA
   Net asset value and offering price per share - Administrator Class .........  $      24.18             NA                NA
   Net assets - Institutional Class ...........................................            NA             NA                NA
   Shares outstanding - Institutional Class ...................................            NA             NA                NA
   Net asset value and offering price per share - Institutional Class .........            NA             NA                NA
                                                                                 ------------   ------------      ------------

Investments at cost ...........................................................  $ 49,612,267   $ 81,281,598      $ 78,200,346
                                                                                 ------------   ------------      ------------
Securities on loan, at market value (Note 2) ..................................  $          0   $  3,523,600      $ 15,204,279
                                                                                 ------------   ------------      ------------

----------
(1)   Each Fund has an unlimited number of authorized shares.

(2) Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

(3) Maximum offering price is computed as 100/97.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

(4) Maximum offering price is computed as 100/98.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities -- May 31, 2008          Wells Fargo Advantage Income Funds 97

   Inflation-      Intermediate     Short Duration                                                                  Ultra-Short
   Protected        Government        Government          Stable            Strategic          Total Return           Duration
   Bond Fund       Income Fund        Bond Fund         Income Fund        Income Fund           Bond Fund           Bond Fund
--------------   ----------------   --------------    ---------------     --------------     ----------------     ---------------


$            0   $    350,714,606   $  398,852,103    $             0     $   35,586,845     $              0     $    20,663,172
    57,153,931                  0                0        307,624,095                  0        1,446,313,143                   0
             0        158,073,300      205,645,849                  0          3,128,322                    0             426,218
             0          7,569,368       16,912,648                  0            457,507                    0             334,850
--------------   ----------------   --------------    ---------------     --------------     ----------------     ---------------
    57,153,931        516,357,274      621,410,600        307,624,095         39,172,674        1,446,313,143          21,424,240
--------------   ----------------   --------------    ---------------     --------------     ----------------     ---------------
        25,000             50,000          100,000             25,000                 51                    0                   0
             0             23,438                0                  0                  0                    0                   0
       196,878             95,597          665,407            757,128             11,673            2,206,752              30,449
             0            125,612          611,638                  0            532,230                    0              10,212
             0          1,611,418       35,789,784                  0            785,946                    0             151,995
             0                  0                0                  0                  0                    0               4,059
--------------   ----------------   --------------    ---------------     --------------     ----------------     ---------------
    57,375,809        518,263,339      658,577,429        308,406,223         40,502,574        1,448,519,895          21,620,955
--------------   ----------------   --------------    ---------------     --------------     ----------------     ---------------


        59,778            386,087        3,337,853            344,636            254,893            1,086,098             102,131
             0         25,022,352       32,571,623                  0            677,150                    0                   0
        34,973                  0          259,757                  0             25,237              524,669               5,732
         6,600            152,591          138,906             16,640             19,079               57,495                   0
             0        159,215,537      206,910,780                  0          3,187,219                    0             429,546
        88,655            163,605          140,636            123,807             13,226              275,571               7,913
--------------   ----------------   --------------    ---------------     --------------     ----------------     ---------------
       190,006        184,940,172      243,359,555            485,083          4,176,804            1,943,833             545,322
--------------   ----------------   --------------    ---------------     --------------     ----------------     ---------------
$   57,185,803   $    333,323,167   $  415,217,874    $   307,921,140     $   36,325,770     $  1,446,576,062     $    21,075,633
==============   ================   ==============    ===============     ==============     ================     ===============


$   60,263,555   $    366,491,663   $  431,637,401    $   326,037,109     $   39,610,166     $  1,463,321,377     $    26,838,398
       632,754           (622,512)         175,364            357,848            (25,237)           1,064,705                 207
    (3,709,479)       (32,257,301)     (16,608,567)        (2,823,384)        (2,019,631)          (6,983,119)         (4,683,736)

        (1,027)           772,648        1,278,607        (15,650,433)        (1,180,631)         (10,826,901)         (1,075,908)

             0         (1,142,237)      (1,264,931)                 0            (58,897)                   0              (3,328)
             0             80,906                0                  0                  0                    0                   0
--------------   ----------------   --------------    ---------------     --------------     ----------------     ---------------
$   57,185,803   $    333,323,167   $  415,217,874    $   307,921,140     $   36,325,770     $  1,446,576,062     $    21,075,633
==============   ================   ==============    ===============     ==============     ================     ===============


$   24,982,224   $    110,703,774   $   66,494,708    $    43,897,108     $   25,406,293     $     65,824,783     $    10,889,366
     2,443,682         10,350,689        6,644,768          4,440,017          2,684,913            5,322,517           1,197,942
$        10.22   $          10.70   $        10.01    $          9.89     $         9.46     $          12.37     $          9.09
$       10.702   $          11.20(2)$        10.32(3) $         10.09(4)  $         9.91(2)  $          12.95(2)  $          9.28(4)
$    7,365,051   $      9,266,986   $    7,260,038    $     2,222,316     $    7,174,463     $     13,247,827     $     2,670,787
       722,375            867,698          725,010            224,977            757,964            1,070,239             294,450
$        10.20   $          10.68   $        10.01    $          9.88     $         9.47     $          12.38     $          9.07
$    9,912,851   $      7,145,539   $    7,087,088    $     4,049,438     $    3,745,014     $      5,632,206     $     2,323,693
       971,554            670,936          707,167            410,957            396,364              457,507             255,667
$        10.20   $          10.65   $        10.02    $          9.85     $         9.45     $          12.31     $          9.09
            NA                 NA               NA                 NA                 NA     $      3,253,549     $     5,191,787
            NA                 NA               NA                 NA                 NA              267,690             573,169
            NA                 NA               NA                 NA                 NA     $          12.15     $          9.06
$   14,925,677   $    206,206,868   $  246,592,344    $   257,752,278                 NA     $    865,452,781                  NA
     1,462,443         19,289,760       24,612,775         26,080,379                 NA           71,180,018                  NA
$        10.21   $          10.69   $        10.02    $          9.88                 NA     $          12.16                  NA
            NA                 NA   $   87,783,696                 NA                 NA     $    493,164,916                  NA
            NA                 NA        8,760,334                 NA                 NA           40,582,018                  NA
            NA                 NA   $        10.02                 NA                 NA     $          12.15                  NA
--------------   ----------------   --------------    ---------------     --------------     ----------------     ---------------

$   57,154,958   $    516,726,863   $  621,396,924    $   323,274,528     $   40,412,202     $  1,457,140,044     $    22,503,476
--------------   ----------------   --------------    ---------------     --------------     ----------------     ---------------
$            0   $    156,492,822   $  203,328,565    $             0     $    3,059,907     $              0     $       418,370
--------------   ----------------   --------------    ---------------     --------------     ----------------     ---------------

98 Wells Fargo Advantage Income Funds                 Statements of Operations -- For the Year Ended May 31, 2008

                                                                                          Diversified    High Yield       Income
                                                                                           Bond Fund      Bond Fund      Plus Fund
                                                                                          -----------    -----------    -----------
INVESTMENT INCOME
   Dividends ..........................................................................   $         0    $         0    $         0
   Dividends allocated from affiliated Master Portfolios ..............................       114,355              0              0
   Interest ...........................................................................             0      7,020,190      2,763,898
   Interest allocated from affiliated Master Portfolios ...............................     3,467,367              0              0
   Interest from affiliated securities ................................................             0         66,820        121,296
   Securities lending income, net .....................................................             0         25,521        108,106
   Expenses allocated from affiliated Master Portfolios ...............................      (288,842)             0              0
   Waivers allocated from affiliated Master Portfolios ................................        79,068              0              0
                                                                                          -----------    -----------    -----------
Total investment income ...............................................................     3,371,948      7,112,531      2,993,300
                                                                                          -----------    -----------    -----------

EXPENSES
   Advisory fees ......................................................................       161,083        474,010        299,722
   Administration fees
     Fund Level .......................................................................        32,217         43,092         27,248
     Class A ..........................................................................            NA        174,147        114,111
     Class B ..........................................................................            NA         39,348         24,978
     Class C ..........................................................................            NA         27,820         13,497
     Class Z ..........................................................................            NA             NA             NA
     Administrator Class ..............................................................        64,433             NA             NA
     Institutional Class ..............................................................            NA             NA             NA
   Custody fees .......................................................................             0         17,237         10,899
   Shareholder servicing fees (Note 3) ................................................       161,000        214,407        135,867
   Accounting fees ....................................................................        21,705         23,382         23,363
   Distribution fees (Note 3)
     Class B ..........................................................................            NA        105,396         66,905
     Class C ..........................................................................            NA         74,517         36,152
   Professional fees ..................................................................        16,071         35,996         27,647
   Registration fees ..................................................................        10,283         34,055         34,559
   Shareholder reports ................................................................         2,815          8,870         10,727
   Trustees' fees .....................................................................         8,646          8,646          8,646
   Other fees and expenses ............................................................         1,078          5,288          3,030
                                                                                          -----------    -----------    -----------
Total expenses ........................................................................       479,331      1,286,211        837,351
                                                                                          -----------    -----------    -----------

LESS
   Waived fees and reimbursed expenses (Note 3) .......................................      (237,849)      (114,446)      (189,334)
   Net expenses .......................................................................       241,482      1,171,765        648,017
                                                                                          -----------    -----------    -----------
Net investment income (loss) ..........................................................     3,130,466      5,940,766      2,345,283
                                                                                          -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM
   Securities, foreign currencies and foreign currency translation ....................             0     (1,975,586)       655,489
   Futures transactions ...............................................................             0              0              0
   Options, swap agreements and short sale transactions ...............................             0          6,794              0
   Securities transactions allocated from Master Portfolios ...........................       225,652              0              0
   Futures transactions allocated from Master Portfolios ..............................       605,067              0              0
   Options, swap agreement and short sale transactions allocated from Master
    Portfolios.........................................................................          (996)             0              0
                                                                                          -----------    -----------    -----------
Net realized gain and loss from investments ...........................................       829,723     (1,968,792)       655,489
                                                                                          -----------    -----------    -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency translation ....................             0     (5,557,926)      (127,789)
   Investments of collateral received for securities loaned ...........................             0        (94,016)      (173,487)
   Futures transactions ...............................................................             0              0              0
   Options, swap agreements and short sale transactions ...............................             0         (4,653)             0
   Securities transactions allocated from Master Portfolios ...........................      (445,499)             0              0
   Forwards, futures, options, swaps and short sales allocated from Master
    Portfolios.........................................................................        (6,697)             0              0
                                                                                          -----------    -----------    -----------
Net change in unrealized appreciation (depreciation) of investments ...................      (452,196)    (5,656,595)      (301,276)
                                                                                          -----------    -----------    -----------
Net realized and unrealized gain (loss) on investments ................................       377,527     (7,625,387)       354,213
                                                                                          -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................   $ 3,507,993    $(1,684,621)   $ 2,699,496
                                                                                          ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

Statements of Operations -- For the Year Ended May 31, 2008              Wells Fargo Advantage Income Funds 99

   Inflation-       Intermediate      Short Duration         Stable           Strategic            Total            Ultra-Short
   Protected          Government        Government           Income             Income            Return             Duration
   Bond Fund         Income Bond        Bond Fund             Fund               Fund            Bond Fund           Bond Fund
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------


$             0    $             0    $             0    $             0    $        23,904    $             0    $             0
        108,464                  0                  0          1,196,752                  0          2,695,975                  0
              0         17,528,046         19,450,365                  0          3,395,013                  0          1,326,394
      2,846,227                  0                  0         16,353,692                  0         78,578,995                  0
              0            223,023            592,494                  0            106,577                  0             76,548
              0            260,628            276,350                  0             31,903                  0                937
       (223,877)                 0                  0         (1,660,391)                 0         (6,197,743)                 0
         33,556                  0                  0            491,717                  0            331,029                  0
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
      2,764,370         18,011,697         20,319,209         16,381,770          3,557,397         75,408,256          1,403,879
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------


              0          1,615,851          1,885,130                  0            244,096                  0            112,464

         23,516            179,539            209,459            176,303             22,191            746,829             12,496
         53,723            313,782            205,532            128,046             86,657            175,834             34,629
         20,461             33,489             26,743              8,551             25,167             42,564              9,707
         21,424             20,222             21,493             11,133             12,443             16,652              6,919
             NA                 NA                 NA                 NA                 NA             15,460             27,980
         12,886            227,830            261,237            299,846                 NA            922,453                 NA
             NA                 NA             53,639                 NA                 NA            386,848                 NA
              0             71,816             83,784                  0              8,876                  0              4,998
        117,066            897,536            874,086            879,851            110,196          2,524,198             61,970
         30,567             36,868             62,787             36,116             33,127            120,355             37,785

         54,806             89,704             71,633             22,904             67,410            114,010             25,999
         57,387             54,165             57,570             29,821             33,330             44,603             18,532
         17,191             39,467             40,074             17,075             38,171             26,920             43,195
         38,357             46,848             59,798             49,822             24,497             91,594             26,552
         14,968             73,309             93,616             35,670             14,487            198,755              8,980
          8,646              8,646              8,646              8,646              8,646              8,646              8,646
          4,171             14,313             14,692              9,750              1,557             30,631              3,290
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
        475,169          3,723,385          4,029,919          1,713,534            730,851          5,466,352            444,142
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------


       (185,619)          (736,769)        (1,279,092)          (431,098)          (141,911)        (1,887,254)          (204,951)
        289,550          2,986,616          2,750,827          1,282,436            588,940          3,579,098            239,191
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
      2,474,820         15,025,081         17,568,382         15,099,334          2,968,457         71,829,158          1,164,688
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------


              0          1,109,350          4,504,051                  0         (1,958,433)                 0            (67,637)
              0           (585,683)                 0                  0            (22,826)                 0             18,368
              0                  0                  0                  0            (65,388)                 0                  0
        (70,971)                 0                  0            610,523                  0         21,593,877                  0
         40,321                  0                  0            142,360                  0                  0                  0
            556                  0                  0             28,370                  0               (607)                 0
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
        (30,094)           523,667          4,504,051            781,253         (2,046,647)        21,593,270            (49,269)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

              0          6,194,661          3,962,479                  0         (2,643,558)                 0         (1,166,802)
              0         (1,142,237)        (1,264,931)                 0            (58,897)                 0             (3,328)
              0             80,906                  0                  0             (1,494)                 0             (4,201)
              0                  0                  0                  0                  0                  0                  0
      2,341,718                  0                  0        (13,578,799)                 0          2,286,985                  0
           (588)                 0                  0            (38,415)                 0            (32,248)                 0
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
      2,341,130          5,133,330          2,697,548        (13,617,214)        (2,703,949)         2,254,737         (1,174,331)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
      2,311,036          5,656,997          7,201,599        (12,835,961)        (4,750,596)        23,848,007         (1,223,600)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$     4,785,856    $    20,682,078    $    24,769,981    $     2,263,373    $    (1,782,139)   $    95,677,165    $       (58,912)
===============    ===============    ===============    ===============    ===============    ===============    ===============

100   Wells Fargo Advantage Income Funds     Statements of Changes in Net Assets

                                                                                               DIVERSIFIED BOND FUND
                                                                                          -------------------------------
                                                                                             For the           For the
                                                                                            Year Ended       Year Ended
                                                                                           May 31, 2008     May 31, 2007
                                                                                          --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ...............................................................   $   80,075,431   $   98,574,267

OPERATIONS
   Net investment income (loss) .......................................................        3,130,466        4,252,613
   Net realized gain (loss) on investments ............................................          829,723          517,593
   Net change in unrealized appreciation (depreciation) of investments ................         (452,196)         908,079
                                                                                          --------------   --------------
Net increase (decrease) in net assets resulting from operations .......................        3,507,993        5,678,285
                                                                                          --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A ..........................................................................               NA               NA
     Class B ..........................................................................               NA               NA
     Class C ..........................................................................               NA               NA
     Administrator Class ..............................................................       (3,164,580)      (4,303,997)
   Net realized gain on sales of investments
     Administrator Class ..............................................................         (870,666)        (631,483)
                                                                                          --------------   --------------
Total distributions to shareholders ...................................................       (4,035,246)      (4,935,480)
                                                                                          --------------   --------------

CAPITAL SHARES TRANSACTIONS

   Proceeds from shares sold - Class A ................................................               NA               NA
   Proceeds from redemption fees - Class A ............................................               NA               NA
   Reinvestment of distributions - Class A ............................................               NA               NA
   Cost of shares redeemed - Class A ..................................................               NA               NA
                                                                                          --------------   --------------
   Net increase (decrease) in net assets resulting from
     capital share transactions - Class A .............................................               NA               NA
                                                                                          --------------   --------------
   Proceeds from shares sold - Class B ................................................               NA               NA
   Proceeds from redemption fees - Class B ............................................               NA               NA
   Reinvestment of distributions - Class B ............................................               NA               NA
   Cost of shares redeemed - Class B ..................................................               NA               NA
                                                                                          --------------   --------------
   Net increase (decrease) in net assets resulting from capital share
    transactions - Class B ............................................................               NA               NA
                                                                                          --------------   --------------
   Proceeds from shares sold - Class C ................................................               NA               NA
   Proceeds from redemption fees - Class C ............................................               NA               NA
   Reinvestment of distributions - Class C ............................................               NA               NA
   Cost of shares redeemed - Class C ..................................................               NA               NA
                                                                                          --------------   --------------
   Net increase (decrease) in net assets resulting from capital share
    transactions - Class C ............................................................               NA              NA
                                                                                          --------------   --------------
   Proceeds from shares sold - Administrator Class ....................................       30,597,921       26,940,595
   Reinvestment of distributions - Administrator Class ................................        3,013,238        3,184,463
   Cost of shares redeemed - Administrator Class ......................................      (64,712,323)     (49,366,699)
                                                                                          --------------   --------------
   Net increase (decrease) in net assets resulting from capital share
    transactions - Administrator Class ................................................      (31,101,164)     (19,241,641)
                                                                                          --------------   --------------
Net increase (decrease) in net assets resulting from capital share
 transactions - Total .................................................................      (31,101,164)     (19,241,641)
                                                                                          --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS .................................................      (31,628,417)     (18,498,836)
                                                                                          ==============   ==============
ENDING NET ASSETS .....................................................................   $   48,447,014   $   80,075,431
                                                                                          ==============   ==============

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets       Wells Fargo Advantage Income Funds 101

       HIGH YIELD BOND FUND                INCOME PLUS FUND              INFLATION-PROTECTED BOND FUND
--------------------------------    --------------------------------    --------------------------------
    For the          For the           For the           For the           For the           For the
  Year Ended        Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
 May 31, 2008      May 31, 2007      May 31, 2008      May 31, 2007      May 31, 2008      May 31, 2007
--------------    --------------    --------------    --------------    --------------    --------------


$  103,250,973    $  122,451,861    $   52,840,508    $   59,408,822    $   52,165,297    $  111,991,676


     5,940,766         7,615,229         2,345,283         2,596,849         2,474,820         3,353,058
    (1,968,792)         (269,543)          655,489           301,971           (30,094)       (1,867,982)
    (5,656,595)        3,884,599          (301,276)          750,299         2,341,130         2,552,796
--------------    --------------    --------------    --------------    --------------    --------------
    (1,684,621)       11,230,285         2,699,496         3,649,119         4,785,856         4,037,872
--------------    --------------    --------------    --------------    --------------    --------------


    (4,369,778)       (5,476,279)       (1,935,731)       (1,943,865)       (1,063,242)         (939,804)
      (882,857)       (1,231,858)         (355,005)         (589,601)         (354,294)         (251,380)
      (624,602)         (889,381)         (194,860)         (235,435)         (362,794)         (253,014)
            NA                NA                NA                NA          (729,067)       (1,713,437)

            NA                NA                NA                NA                 0                 0
--------------    --------------    --------------    --------------    --------------    --------------
    (5,877,237)       (7,597,518)       (2,485,596)       (2,768,901)       (2,509,397)       (3,157,635)
--------------    --------------    --------------    --------------    --------------    --------------


     3,652,974        17,791,802        18,833,752         9,843,457        13,334,151         7,662,732
         1,005                 0                 0                 0                 0                 0
     1,904,314         2,678,604         1,566,640         1,432,071           943,966           838,943
   (19,309,948)      (34,472,058)      (14,582,499)      (13,293,888)      (11,317,835)      (15,211,287)
--------------    --------------    --------------    --------------    --------------    --------------

   (13,751,655)      (14,001,652)        5,817,893        (2,018,360)        2,960,282        (6,709,612)
--------------    --------------    --------------    --------------    --------------    --------------
       460,218         1,299,112         1,465,541         1,047,978         1,673,783           497,984
           229                 0                 0                 0                 0                 0
       584,545           775,972           219,099           338,097           272,999           195,426
    (4,871,436)       (7,570,685)       (5,363,664)       (5,779,801)       (2,328,144)       (3,567,025)
--------------    --------------    --------------    --------------    --------------    --------------

    (3,826,444)       (5,495,601)       (3,679,024)       (4,393,726)         (381,362)       (2,873,615)
--------------    --------------    --------------    --------------    --------------    --------------
       419,485           978,790         2,760,315           279,007         4,387,692         1,174,447
           158                 0                 0                 0                 0                 0
       305,246           462,444           143,072           165,793           299,260           202,743
    (4,211,880)       (4,777,636)       (2,679,118)       (1,481,246)       (2,326,681)       (4,460,816)
--------------    --------------    --------------    --------------    --------------    --------------

    (3,486,991)       (3,336,402)          224,269        (1,036,446)        2,360,271        (3,083,626)
--------------    --------------    --------------    --------------    --------------    --------------
            NA                NA                NA                NA        27,006,097         9,348,272
            NA                NA                NA                NA           455,281         1,489,359
            NA                NA                NA                NA       (29,656,522)      (58,877,394)
--------------    --------------    --------------    --------------    --------------    --------------

            NA                NA                NA                NA        (2,195,144)      (48,039,763)
--------------    --------------    --------------    --------------    --------------    --------------

   (21,065,090)      (22,833,655)        2,363,138        (7,448,532)        2,744,047       (60,706,616)
--------------    --------------    --------------    --------------    --------------    --------------
   (28,626,948)      (19,200,888)        2,577,038        (6,568,314)        5,020,506       (59,826,379)
==============    ==============    ==============    ==============    ==============    ==============
$   74,624,025    $  103,250,973    $   55,417,546    $   52,840,508    $   57,185,803    $   52,165,297
==============    ==============    ==============    ==============    ==============    ==============

102 Wells Fargo Advantage Income Funds       Statements of Changes in Net Assets

                                                                                             DIVERSIFIED BOND FUND
                                                                                          ---------------------------
                                                                                            For the        For the
                                                                                           Year Ended     Year Ended
                                                                                          May 31, 2008   May 31, 2007
                                                                                          ------------   ------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ..............................................................             NA             NA
   Shares issued in reinvestment of distributions - Class A ...........................             NA             NA
   Shares redeemed - Class A ..........................................................             NA             NA
                                                                                          ------------   ------------
   Net increase (decrease) in shares outstanding - Class A ............................             NA             NA
                                                                                          ------------   ------------
   Shares sold - Class B ..............................................................             NA             NA
   Shares issued in reinvestment of distributions - Class B ...........................             NA             NA
   Shares redeemed - Class B ..........................................................             NA             NA
                                                                                          ------------   ------------
   Net increase (decrease) in shares outstanding - Class B ............................             NA             NA
                                                                                          ------------   ------------
   Shares sold - Class C ..............................................................             NA             NA
   Shares issued in reinvestment of distributions - Class C ...........................             NA             NA
   Shares redeemed - Class C ..........................................................             NA             NA
                                                                                          ------------   ------------
   Net increase (decrease) in shares outstanding - Class C ............................             NA             NA
                                                                                          ------------   ------------
   Shares sold - Administrator Class ..................................................      1,235,607      1,088,641
   Shares issued in reinvestment of distributions - Administrator Class ...............        122,531        128,895
   Shares redeemed - Administrator Class ..............................................     (2,621,326)    (1,989,789)
                                                                                          ------------   ------------
   Net increase (decrease) in shares outstanding - Administrator Class ................     (1,263,188)      (772,253)
                                                                                          ------------   ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS   $ (1,263,188)  $   (772,253)
                                                                                          ============   ============

Ending balance of undistributed net investment income (loss) ..........................         51,868         80,629
                                                                                          ------------   ------------

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets       Wells Fargo Advantage Income Funds 103

      HIGH YIELD BOND FUND                 INCOME PLUS FUND              INFLATION-PROTECTED BOND FUND
--------------------------------    --------------------------------    --------------------------------
   For the           For the           For the           For the           For the           For the
  Year Ended        Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
 May 31, 2008      May 31, 2007      May 31, 2008      May 31, 2007      May 31, 2008      May 31, 2007
--------------    --------------    --------------    --------------    --------------    --------------

       365,258         1,702,377         1,752,768           916,737         1,296,164           788,773
       191,311           258,995           145,878           134,690            94,113            86,235
    (1,934,875)       (3,320,429)       (1,356,877)       (1,246,582)       (1,140,462)       (1,568,038)
--------------    --------------    --------------    --------------    --------------    --------------
    (1,378,306)       (1,359,057)          541,769          (195,155)          249,815          (693,030)
--------------    --------------    --------------    --------------    --------------    --------------
        45,929           125,526           136,455            98,113           164,855            51,258
        58,825            75,045            20,412            31,829            27,319            20,134
      (488,665)         (730,288)         (499,031)         (541,451)         (232,421)         (368,258)
--------------    --------------    --------------    --------------    --------------    --------------
      (383,911)         (529,717)         (342,164)         (411,509)          (40,247)         (296,866)
--------------    --------------    --------------    --------------    --------------    --------------
        42,214            94,879           254,067            26,029           422,608           122,528
        30,687            44,717            13,319            15,601            29,914            20,877
      (421,096)         (461,497)         (247,061)         (138,778)         (230,806)         (462,730)
--------------    --------------    --------------    --------------    --------------    --------------
      (348,195)         (321,901)           20,325           (97,148)          221,716          (319,325)
--------------    --------------    --------------    --------------    --------------    --------------
            NA                NA                NA                NA         2,754,216           969,595
            NA                NA                NA                NA            44,991           153,543
            NA                NA                NA                NA        (3,057,428)       (6,067,354)
--------------    --------------    --------------    --------------    --------------    --------------
            NA                NA                NA                NA          (258,221)       (4,944,216)
--------------    --------------    --------------    --------------    --------------    --------------
$   (2,110,412)   $   (2,210,675)   $      219,930    $     (703,812)   $      173,063    $   (6,253,437)
==============    ==============    ==============    ==============    ==============    ==============

       118,400            59,561           (27,030)          (49,608)          632,754           667,331
--------------    --------------    --------------    --------------    --------------    --------------

104 Wells Fargo Advantage Income Funds       Statements of Changes in Net Assets

                                                                                                 INTERMEDIATE GOVERNMENT INCOME FUND
                                                                                                 -----------------------------------
                                                                                                     For the            For the
                                                                                                    Year Ended         Year Ended
                                                                                                   May 31, 2008       May 31, 2007
                                                                                                 ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .......................................................................  $   379,958,416    $   549,215,734

OPERATIONS
   Net investment income (loss) ...............................................................       15,025,081         21,399,931
   Net realized gain (loss) on investments ....................................................          523,667         (1,691,453)
   Net change in unrealized appreciation (depreciation) of investments ........................        5,133,330          8,398,135
                                                                                                 ---------------    ---------------
Net increase (decrease) in net assets resulting from operations ...............................       20,682,078         28,106,613
                                                                                                 ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A ..................................................................................       (4,775,706)        (5,126,797)
     Class B ..................................................................................         (417,094)          (629,313)
     Class C ..................................................................................         (255,033)          (309,341)
     Administrator Class ......................................................................      (10,257,782)       (17,308,569)
     Institutional Class ......................................................................               NA                 NA
   Net realized gain on sales of investments
     Class A ..................................................................................                0                  0
     Class B ..................................................................................                0                  0
     Class C ..................................................................................                0                  0
                                                                                                 ---------------    ---------------
Total distributions to shareholders ...........................................................      (15,705,615)       (23,374,020)
                                                                                                 ---------------    ---------------

CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ........................................................        9,904,942          9,328,622
   Proceeds from redemption fees - Class A ....................................................                0                  0
   Reinvestment of distributions - Class A ....................................................        3,746,512          3,901,035
   Cost of shares redeemed - Class A ..........................................................      (18,251,516)       (21,038,587)
                                                                                                 ---------------    ---------------
   Net increase (decrease) in net assets resulting from capital share transactions -
     Class A ..................................................................................       (4,600,062)        (7,808,930)
                                                                                                 ---------------    ---------------
   Proceeds from shares sold - Class B ........................................................          950,129          1,249,159
   Proceeds from redemption fees - Class B ....................................................                0                  0
   Reinvestment of distributions - Class B ....................................................          309,855            470,751
   Cost of shares redeemed - Class B ..........................................................       (6,532,503)        (7,115,116)
                                                                                                 ---------------    ---------------
   Net increase (decrease) in net assets resulting from capital share transactions -
    Class B ...................................................................................       (5,272,519)        (5,395,206)
                                                                                                 ---------------    ---------------
   Proceeds from shares sold - Class C ........................................................          739,689            540,286
   Proceeds from redemption fees - Class C ....................................................                0                  0
   Reinvestment of distributions - Class C ....................................................          185,259            229,028
   Cost of shares redeemed - Class C ..........................................................       (1,400,363)        (2,484,476)
                                                                                                 ---------------    ---------------
   Net increase (decrease) in net assets resulting from capital share transactions -
    Class C ...................................................................................         (475,415)        (1,715,162)
                                                                                                 ---------------    ---------------
   Proceeds from shares sold - Administrator Class ............................................       62,359,658        120,525,160
   Reinvestment of distributions - Administrator Class ........................................        1,776,543          7,207,219
   Cost of shares redeemed - Administrator Class ..............................................     (105,399,917)      (286,802,992)
                                                                                                 ---------------    ---------------
   Net increase (decrease) in net assets resulting from capital share transactions -
     Administrator Class ......................................................................      (41,263,716)      (159,070,613)
                                                                                                 ---------------    ---------------
   Proceeds from shares sold - Institutional Class ............................................               NA                 NA
   Reinvestment of distributions - Institutional Class ........................................               NA                 NA
   Cost of shares redeemed - Institutional Class ..............................................               NA                 NA
                                                                                                 ---------------    ---------------
   Net increase (decrease) in net assets resulting from capital share transactions -
     Institutional Class ......................................................................               NA                 NA
                                                                                                 ---------------    ---------------
Net increase (decrease) in net assets resulting from capital share transactions - Total .......      (51,611,712)      (173,989,911)
                                                                                                 ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................................      (46,635,249)      (169,257,318
                                                                                                 ===============    ===============
ENDING NET ASSETS .............................................................................  $   333,323,167    $   379,958,416
                                                                                                 ===============    ===============

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets       Wells Fargo Advantage Income Funds 105

SHORT DURATION GOVERNMENT BOND FUND             STABLE INCOME FUND                     STRATEGIC INCOME FUND
-----------------------------------     -----------------------------------     -----------------------------------
    For the             For the             For the             For the             For the             For the
   Year Ended          Year Ended          Year Ended          Year Ended          Year Ended          Year Ended
  May 31, 2008        May 31, 2007        May 31, 2008        May 31, 2007        May 31, 2008        May 31, 2007
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

$   464,774,924     $   536,773,067     $   369,941,232     $   447,498,935     $    49,622,105     $    32,768,209


     17,568,382          21,221,533          15,099,334          18,176,454           2,968,457           2,454,772
      4,504,051          (1,850,560)            781,253            (468,272)         (2,046,647)            842,043
      2,697,548           5,095,369         (13,617,214)          2,872,835          (2,703,949)          1,135,307
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
     24,769,981          24,466,342           2,263,373          20,581,017          (1,782,139)          4,432,122
---------------     ---------------     ---------------     ---------------     ---------------     ---------------



     (3,071,932)         (3,210,902)         (1,872,702)         (2,412,349)         (2,141,999)         (1,659,029)
       (329,136)           (527,944)           (102,569)           (272,427)           (556,081)           (559,166)
       (264,382)           (337,572)           (134,240)           (151,568)           (274,703)           (236,481)
    (11,555,266)        (16,030,357)        (12,971,620)        (15,590,264)                 NA                  NA
     (3,078,413)         (1,849,013)                 NA                  NA                  NA                  NA
              0                   0                   0                   0            (495,901)           (160,840)
              0                   0                   0                   0            (144,033)            (61,244)
              0                   0                   0                   0             (65,796)            (26,391)
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
    (18,299,129)        (21,955,788)        (15,081,131)        (18,426,608)         (3,678,513)         (2,703,151)
---------------     ---------------     ---------------     ---------------     ---------------     ---------------


     19,926,085          24,390,992          12,800,524          21,148,249           9,089,158          20,754,057
              0                   0                   0                   0               1,330                   0
      1,854,353           1,917,444           1,468,778           1,896,098           2,430,261           1,711,972
    (34,165,517)        (26,938,135)        (17,318,784)        (39,519,250)        (16,208,947)         (9,537,168)
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
    (12,385,079)           (629,699)         (3,049,482)        (16,474,903)         (4,688,198)         12,928,861
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
      1,148,422             535,992             661,303             297,026           1,700,716           2,265,686
              0                   0                   0                   0                 344                   0
        268,275             426,312              85,264             236,338             615,177             531,143
     (6,549,555)         (7,157,258)         (2,811,016)         (7,716,948)         (4,232,764)         (2,576,793)
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
     (5,132,858)         (6,194,954)         (2,064,449)         (7,183,584)         (1,916,527)            220,036
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
      1,307,372             134,998             918,563             675,923             905,870           2,588,552
              0                   0                   0                   0                 183                   0
        226,339             293,567             124,823             141,642             266,583             232,102
     (3,015,120)         (3,579,416)           (774,465)         (1,256,573)         (2,403,594)           (844,626)
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
     (1,481,409)         (3,150,851)            268,921            (439,008)         (1,230,958)          1,976,028
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
     64,367,913          62,950,043         181,259,237         200,271,123                  NA                  NA
      9,260,093          12,829,124           7,701,311           9,735,995                  NA                  NA
   (141,682,215)       (169,010,984)       (233,317,872)       (265,621,735)                 NA                  NA
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

    (68,054,209)        (93,231,817)        (44,357,324)        (55,614,617)                 NA                  NA
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
     35,330,304          29,918,760                  NA                  NA                  NA                  NA
      3,064,760           1,768,849                  NA                  NA                  NA                  NA
     (7,369,411)         (2,988,985)                 NA                  NA                  NA                  NA
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

     31,025,653          28,698,624                  NA                  NA                  NA                  NA
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
    (56,027,902)        (74,508,697)        (49,202,334)        (79,712,112)         (7,835,683)         15,124,925
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
    (49,557,050)        (71,998,143)        (62,020,092)        (77,557,703)        (13,296,335)         16,853,896
===============     ===============     ===============     ===============     ===============     ===============
$   415,217,874     $   464,774,924     $   307,921,140     $   369,941,232     $    36,325,770     $    49,622,105
===============     ===============     ===============     ===============     ===============     ===============

106 Wells Fargo Advantage Income Funds       Statements of Changes in Net Assets

                                                                                             INTERMEDIATE GOVERNMENT INCOME FUND
                                                                                             -----------------------------------
                                                                                                 For the             For the
                                                                                                Year Ended          Year Ended
                                                                                               May 31, 2008        May 31, 2007
                                                                                             ---------------     ---------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ................................................................            922,683             876,286
   Shares issued in reinvestment of distributions - Class A .............................            350,349             367,830
   Shares redeemed - Class A ............................................................         (1,707,719)         (1,979,435)
                                                                                             ---------------     ---------------
   Net increase (decrease) in shares outstanding - Class A ..............................           (434,687)           (735,319)
                                                                                             ---------------     ---------------
   Shares sold - Class B ................................................................             88,374             118,111
   Shares issued in reinvestment of distributions - Class B .............................             29,041              44,455
   Shares redeemed - Class B ............................................................           (610,630)           (670,797)
                                                                                             ---------------     ---------------
   Net increase (decrease) in shares outstanding - Class B ..............................           (493,215)           (508,231)
                                                                                             ---------------     ---------------
   Shares sold - Class C ................................................................             68,575              51,006
   Shares issued in reinvestment of distributions - Class C .............................             17,391              21,679
   Shares redeemed - Class C ............................................................           (131,594)           (234,952)
                                                                                             ---------------     ---------------
   Net increase (decrease) in shares outstanding - Class C ..............................            (45,628)           (162,267)
                                                                                             ---------------     ---------------
   Shares sold - Administrator Class ....................................................          5,815,453          11,344,381
   Shares issued in reinvestment of distributions - Administrator Class .................            166,156             680,136
   Shares redeemed - Administrator Class ................................................         (9,839,270)        (26,892,809)
                                                                                             ---------------     ---------------
   Net increase (decrease) in shares outstanding - Administrator Class ..................         (3,857,661)        (14,868,292)
                                                                                             ---------------     ---------------
   Shares sold - Institutional Class ....................................................                 NA                  NA
   Shares issued in reinvestment of distributions - Institutional Class .................                 NA                  NA
   Shares redeemed - Institutional Class ................................................                 NA                  NA
                                                                                             ---------------     ---------------
   Net increase (decrease) in shares outstanding - Institutional Class ..................                 NA                  NA
                                                                                             ---------------     ---------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS..........................................................................    $    (4,831,191)    $   (16,274,109)
                                                                                             ===============     ===============

Ending balance of undistributed net investment income (loss) ............................           (622,512)         (1,284,554)
                                                                                             ---------------     ---------------

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets       Wells Fargo Advantage Income Funds 107

SHORT DURATION GOVERNMENT BOND FUND           STABLE INCOME FUND                   STRATEGIC INCOME FUND
-----------------------------------    ---------------------------------     ---------------------------------
    For the             For the            For the            For the            For the           For the
  Year Ended          Year Ended         Year Ended         Year Ended         Year Ended         Year Ended
 May 31, 2008        May 31, 2007       May 31, 2008       May 31, 2007       May 31, 2008       May 31, 2007
--------------      --------------     --------------     --------------     --------------     --------------

     1,997,221           2,473,495          1,259,590          2,057,628            900,926          1,999,617
       185,569             194,443            144,468            184,794            247,080            164,587
    (3,415,270)         (2,732,817)        (1,697,754)        (3,845,536)        (1,656,389)          (921,603)
--------------      --------------     --------------     --------------     --------------     --------------
    (1,232,480)            (64,879)          (293,696)        (1,603,114)          (508,383)         1,242,601
--------------      --------------     --------------     --------------     --------------     --------------
       114,407              54,414             64,614             28,958            171,546            219,281
        26,861              43,202              8,377             23,066             62,541             51,164
      (656,869)           (725,686)          (275,669)          (751,858)          (435,023)          (249,803)
--------------      --------------     --------------     --------------     --------------     --------------
      (515,601)           (628,070)          (202,678)          (699,834)          (200,936)            20,642
--------------      --------------     --------------     --------------     --------------     --------------
       130,628              13,700             90,837             66,084             93,057            249,507
        22,636              29,721             12,315             13,844             27,136             22,369
      (301,588)           (362,943)           (76,406)          (122,625)          (243,562)           (82,215)
--------------      --------------     --------------     --------------     --------------     --------------
      (148,324)           (319,522)            26,746            (42,697)          (123,369)           189,661
--------------      --------------     --------------     --------------     --------------     --------------
     6,418,632           6,379,917         17,808,247         19,496,643                 NA                 NA
       926,002           1,299,350            757,254            949,248                 NA                 NA
   (14,213,909)        (17,122,457)       (22,964,835)       (25,831,747)                NA                 NA
--------------      --------------     --------------     --------------     --------------     --------------
    (6,869,275)         (9,443,190)        (4,399,334)        (5,385,856)                NA                 NA
--------------      --------------     --------------     --------------     --------------     --------------
     3,524,898           3,031,457                 NA                 NA                 NA                 NA
       305,985             179,027                 NA                 NA                 NA                 NA
      (744,492)           (303,414)                NA                 NA                 NA                 NA
--------------      --------------     --------------     --------------     --------------     --------------
     3,086,391           2,907,070                 NA                 NA                 NA                 NA
--------------      --------------     --------------     --------------     --------------     --------------
$   (5,679,289)     $   (7,548,591)    $   (4,868,962)    $   (7,731,501)    $     (832,688)    $    1,452,904
==============      ==============     ==============     ==============     ==============     ==============

       175,364              50,935            357,848            311,275            (25,237)            (1,899)
--------------      --------------     --------------     --------------     --------------     --------------

108 Wells Fargo Advantage Income Funds      Statements of Changes in Net Assets

                                                                                                        TOTAL RETURN BOND FUND
                                                                                                  ---------------------------------
                                                                                                       For the           For the
                                                                                                     Year Ended        Year Ended
                                                                                                    May 31, 2008      May 31, 2007
                                                                                                  ---------------    --------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ........................................................................  $ 1,474,437,350    $1,229,800,884

OPERATIONS
   Net investment income (loss) ................................................................       71,829,158        62,319,038
   Net realized gain (loss) on investments .....................................................       21,593,270         3,411,693
   Net change in unrealized appreciation (depreciation) of investments .........................        2,254,737        12,819,470
                                                                                                  ---------------    --------------
Net increase (decrease) in net assets resulting from operations ................................       95,677,165        78,550,201
                                                                                                  ---------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A ...................................................................................       (2,889,296)       (3,023,389)
     Class B ...................................................................................         (586,657)         (732,790)
     Class C ...................................................................................         (229,348)         (259,731)
     Class Z ...................................................................................         (168,495)         (237,893)
     Administrator Class .......................................................................      (44,240,603)      (38,928,076)
     Institutional Class .......................................................................      (24,557,566)      (19,477,462)
   Net realized gain on sales of investments
     Class A ...................................................................................                0                 0
     Class B ...................................................................................                0                 0
     Class C ...................................................................................                0                 0
                                                                                                  ---------------    --------------
Total distributions to shareholders ............................................................      (72,671,965)      (62,659,341)
                                                                                                  ---------------    --------------

CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A .........................................................       42,639,978        42,749,509
   Reinvestment of distributions - Class A .....................................................        2,704,185         2,812,806
   Cost of shares redeemed - Class A ...........................................................      (42,275,196)      (53,669,335)
                                                                                                  ---------------    --------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class A ...        3,068,967        (8,107,020)
                                                                                                  ---------------    --------------
   Proceeds from shares sold - Class B .........................................................        2,104,132         1,614,957
   Reinvestment of distributions - Class B .....................................................          527,779           633,227
   Cost of shares redeemed - Class B ...........................................................       (6,430,613)       (7,108,811)
                                                                                                  ---------------    --------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class B ...       (3,798,702)       (4,860,627)
                                                                                                  ---------------    --------------
   Proceeds from shares sold - Class C .........................................................          685,632         1,069,154
   Reinvestment of distributions - Class C .....................................................          203,428           224,727
   Cost of shares redeemed - Class C ...........................................................       (1,654,789)       (2,921,014)
                                                                                                  ---------------    --------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class C ...         (765,729)       (1,627,133)
                                                                                                  ---------------    --------------
   Proceeds from shares sold - Class Z .........................................................          380,975           837,714
   Reinvestment of distributions - Class Z .....................................................          154,963           213,751
   Cost of shares redeemed - Class Z ...........................................................       (1,625,991)       (3,454,773)
                                                                                                  ---------------    --------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class Z ...       (1,090,053)       (2,403,308)
                                                                                                  ---------------    --------------
   Proceeds from shares sold - Administrator Class .............................................      472,182,524       325,139,192
   Reinvestment of distributions - Administrator Class .........................................       39,371,755        32,943,458
   Cost of shares redeemed - Administrator Class ...............................................     (586,799,334)     (226,123,655)
                                                                                                  ---------------    --------------
   Net increase (decrease) in net assets resulting from capital share transactions -
    Administrator Class ........................................................................      (75,245,055)      131,958,995
                                                                                                  ---------------    --------------
   Proceeds from shares sold - Institutional Class .............................................      190,848,620       144,767,821
   Reinvestment of distributions - Institutional Class .........................................       23,113,376        18,882,228
   Cost of shares redeemed - Institutional Class ...............................................     (186,997,912)      (49,865,350)
                                                                                                  ---------------    --------------
   Net increase (decrease) in net assets resulting from capital share transactions -
   Institutional Class .........................................................................       26,964,084       113,784,699
                                                                                                  ---------------    --------------
Net increase (decrease) in net assets resulting from capital share transactions - Total ........      (50,866,488)      228,745,606
                                                                                                  ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................................      (27,861,288)      244,636,466
                                                                                                  ===============    ==============
ENDING NET ASSETS ..............................................................................  $ 1,446,576,062    $1,474,437,350
                                                                                                  ===============    ==============

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets      Wells Fargo Advantage Income Funds 109

 ULTRA-SHORT DURATION BOND FUND
---------------------------------
   For the              For the
 Year Ended           Year Ended
May 31, 2008         May 31, 2007
------------         ------------

$ 27,083,296         $ 31,573,644


   1,164,688            1,368,980
     (49,269)              (3,363)
  (1,174,331)              28,705
------------         ------------
     (58,912)           1,394,322
------------         ------------



    (610,452)            (654,318)
    (146,153)            (219,975)
    (103,234)            (133,261)
    (327,227)            (411,247)
          NA                   NA
          NA                   NA

           0                    0
           0                    0
           0                    0
------------         ------------
  (1,187,066)          (1,418,801)
------------         ------------

   6,492,771            6,660,184
     572,186              617,382
  (8,384,219)          (7,190,780)
------------         ------------
  (1,319,262)              86,786
------------         ------------
     207,858              626,538
     132,664              199,860
  (1,710,974)          (2,629,700)
------------         ------------
  (1,370,452)          (1,803,302)
------------         ------------
     344,549              492,874
      85,945              115,478
    (718,752)          (1,422,794)
------------         ------------
    (288,258)            (814,442)
------------         ------------
   3,572,023              498,652
     304,470              381,606
  (5,660,206)          (2,815,169)
------------         ------------
  (1,783,713)          (1,934,911)
------------         ------------
          NA                   NA
          NA                   NA
          NA                   NA
------------         ------------
          NA                   NA
------------         ------------
          NA                   NA
          NA                   NA
          NA                   NA
------------         ------------
          NA                   NA
------------         ------------
  (4,761,685)          (4,465,869)
------------         ------------
  (6,007,663)          (4,490,348)
============         ============
$ 21,075,633         $ 27,083,296
============         ============

110 Wells Fargo Advantage Income Funds      Statements of Changes in Net Assets

                                                                                     TOTAL RETURN BOND FUND
                                                                                  -----------------------------
                                                                                    For the           For the
                                                                                   Year Ended       Year Ended
                                                                                  May 31, 2008     May 31, 2007
                                                                                  ------------     ------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .....................................................       3,430,542        3,482,058
   Shares issued in reinvestment of distributions - Class A ..................         218,391          229,461
   Shares redeemed - Class A .................................................      (3,410,591)      (4,375,571)
                                                                                  ------------     ------------
   Net increase (decrease) in shares outstanding - Class A ...................         238,342         (664,052)
                                                                                  ------------     ------------
   Shares sold - Class B .....................................................         169,180          131,495
   Shares issued in reinvestment of distributions - Class B ..................          42,615           51,613
   Shares redeemed - Class B .................................................        (520,060)        (580,242)
                                                                                  ------------     ------------
   Net increase (decrease) in shares outstanding - Class B ...................        (308,265)        (397,134)
                                                                                  ------------     ------------
   Shares sold - Class C .....................................................          55,412           87,804
   Shares issued in reinvestment of distributions - Class C ..................          16,516           18,419
   Shares redeemed - Class C .................................................        (134,490)        (240,423)
                                                                                  ------------     ------------
   Net increase (decrease) in shares outstanding - Class C ...................         (62,562)        (134,200)
                                                                                  ------------     ------------
   Shares sold - Class Z .....................................................          31,272           69,764
   Shares issued in reinvestment of distributions - Class Z ..................          12,747           17,761
   Shares redeemed - Class Z .................................................        (134,169)        (286,620)
                                                                                  ------------     ------------
   Net increase (decrease) in shares outstanding - Class Z ...................         (90,150)        (199,095)
                                                                                  ------------     ------------
   Shares sold - Administrator Class .........................................      39,010,584       26,910,747
   Shares issued in reinvestment of distributions - Administrator Class ......       3,237,919        2,732,255
   Shares redeemed - Administrator Class .....................................     (48,249,917)     (18,767,780)
                                                                                  ------------     ------------
   Net increase (decrease) in shares outstanding - Administrator Class .......      (6,001,414)      10,875,222
                                                                                  ------------     ------------
   Shares sold - Institutional Class .........................................      15,739,758       12,006,137
   Shares issued in reinvestment of distributions - Institutional Class ......       1,899,490        1,566,980
   Shares redeemed - Institutional Class .....................................     (15,410,838)      (4,150,195)
                                                                                  ------------     ------------
   Net increase (decrease) in shares outstanding - Institutional Class .......       2,228,410        9,422,922
                                                                                  ------------     ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ..............................................................    $ (3,995,639)    $ 18,903,663
                                                                                  ============     ============

ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .................       1,064,705          998,491
                                                                                  ------------     ------------

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets      Wells Fargo Advantage Income Funds 111


ULTRA-SHORT DURATION BOND FUND
------------------------------
   For the           For the
 Year Ended        Year Ended
May 31, 2008      May 31, 2007
------------      ------------

   689,882           696,290
    61,206            64,540
  (894,853)         (751,737)
 ---------         ---------
  (143,765)            9,093
 ---------         ---------
    21,952            65,628
    14,205            20,941
  (183,032)         (275,449)
 ---------         ---------
  (146,875)         (188,880)
 ---------         ---------
    36,878            51,536
     9,192            12,078
   (76,569)         (148,752)
 ---------         ---------
   (30,499)          (85,138)
 ---------         ---------
   381,018            52,312
    32,669            40,040
  (609,178)         (295,339)
 ---------         ---------
  (195,491)         (202,987)
 ---------         ---------
        NA                NA
        NA                NA
        NA                NA
 ---------         ---------
        NA                NA
 ---------         ---------
        NA                NA
        NA                NA
        NA                NA
 ---------         ---------
        NA                NA
 ---------         ---------
 $(516,630)        $(467,912)
 =========         =========

       207               209
 ---------         ---------

112 Wells Fargo Advantage Income Funds                     Financial Highlights

                                            Beginning                   Net Realized    Distributions
                                            Net Asset        Net       and Unrealized      from Net     Distributions
                                            Value Per    Investment      Gain (Loss)      Investment       from Net
                                              Share     Income (Loss)  on Investments       Income      Realized Gains
                                            ---------   -------------  --------------   -------------   --------------
DIVERSIFIED BOND FUND
Administrator Class
June 1, 2007 to May 31, 2008 .........        $24.51          1.25          0.00(7)          (1.23)         (0.35)
June 1, 2006 to May 31, 2007 .........        $24.40          1.18          0.29             (1.19)         (0.17)
June 1, 2005 to May 31, 2006 .........        $25.82          1.08         (1.21)            (1.08)         (0.21)
June 1, 2004 to May 31, 2005 .........        $25.58          0.92          0.39             (0.92)         (0.15)
June 1, 2003 to May 31, 2004 .........        $26.57          0.96         (0.93)            (0.98)         (0.04)

HIGH YIELD BOND FUND
Class A
June 1, 2007 to May 31, 2008 .........        $10.56          0.71         (0.83)            (0.70)          0.00
June 1, 2006 to May 31, 2007 .........        $10.22          0.72          0.34             (0.72)          0.00
June 1, 2005 to May 31, 2006 .........        $10.21          0.74          0.00             (0.73)          0.00
June 1, 2004 to May 31, 2005 .........        $10.45          0.76         (0.04)            (0.77)         (0.19)
June 1, 2003 to May 31, 2004 .........        $10.28          0.75          0.18             (0.74)         (0.02)

Class B
June 1, 2007 to May 31, 2008 .........        $10.56          0.64         (0.83)            (0.63)          0.00
June 1, 2006 to May 31, 2007 .........        $10.22          0.65          0.34             (0.65)          0.00
June 1, 2005 to May 31, 2006 .........        $10.21          0.65          0.01             (0.65)          0.00
June 1, 2004 to May 31, 2005 .........        $10.45          0.68         (0.04)            (0.69)         (0.19)
June 1, 2003 to May 31, 2004 .........        $10.28          0.67          0.18             (0.66)         (0.02)

Class C
June 1, 2007 to May 31, 2008 .........        $10.57          0.64         (0.84)            (0.63)          0.00
June 1, 2006 to May 31, 2007 .........        $10.22          0.65          0.35             (0.65)          0.00
June 1, 2005 to May 31, 2006 .........        $10.22          0.65          0.00             (0.65)          0.00
June 1, 2004 to May 31, 2005 .........        $10.46          0.68         (0.04)            (0.69)         (0.19)
June 1, 2003 to May 31, 2004 .........        $10.29          0.67          0.18             (0.66)         (0.02)

----------------
(1) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements
      (Note 3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)   The Fund changed its fiscal year-end from June 30 to May 31.

(4)   Commencement of operations.

(5) Includes expenses allocated from the Portfolio(s) in which the Fund invests.

(6) Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.

(7)   Amount is less than $0.005.

(8) Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.

(9)   Includes interest expense.

(10) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(11)  Excluding TBA, the portfolio turnover ratio is 431%.

(12)  Excluding TBA, the portfolio turnover ratio is 109%.

(13)  Excluding TBA, the portfolio turnover ratio is 335%.

(14)  Excluding TBA, the portfolio turnover ratio is 92%.

(15)  The Fund changed its fiscal year-end from October 31 to May 31.

(16)  Excluding TBA, the portfolio turnover ratio is 81%.

(17)  Excluding TBA, the portfolio turnover ratio is 316%.

The accompanying notes are an integral part of these financial statements.

Financial Highlights                     Wells Fargo Advantage Income Funds 113

                   Ending       Ratio to Average Net Assets (Annualized) (1)
Distributions in  Net Asset  ---------------------------------------------------            Portfolio      Net Assets at
   Exceess of     Value Per  Net Investment     Gross     Expenses      Net       Total      Turnover      End of Period
 Realized Gains     Share     Income (Loss)   Expenses     Waived    Expenses   Return(2)    Rate(10)     (000's omitted)
----------------  ---------  --------------   --------    --------   ---------  ---------   ----------    ---------------


    0.00          $  24.18       4.93%         1.07%(5)   (0.37)%     0.70%(5)    5.16%      141%(6,16)      $ 48,447
    0.00          $  24.51       4.72%         0.99%(5)   (0.29)%     0.70%(5)    6.09%      158%(6,14)      $ 80,075
    0.00          $  24.40       4.24%         0.97%(5)   (0.27)%     0.70%(5)   (0.53)%     163%(6,12)      $ 98,574
    0.00          $  25.82       3.53%         0.91%(5)   (0.21)%     0.70%(5)    5.24%       56%(6)         $133,277
    0.00          $  25.58       3.65%         0.86%(5)   (0.16)%     0.70%(5)    0.09%      115%(6)         $191,875



    0.00          $   9.74       7.12%         1.28%      (0.13)%     1.15%      (1.03)%      38%            $ 54,490
    0.00          $  10.56       7.03%         1.27%      (0.12)%     1.15%      10.80%       79%            $ 73,673
    0.00          $  10.22       7.09%         1.22%      (0.07)%     1.15%       7.44%       96%            $ 85,143
    0.00          $  10.21       7.17%         1.24%      (0.09)%     1.15%       6.99%       81%            $201,997
    0.00          $  10.45       7.08%         1.24%      (0.09)%     1.15%       9.24%       39%            $243,511

    0.00          $   9.74       6.37%         2.03%      (0.13)%     1.90%      (1.77)%      38%            $ 11,881
    0.00          $  10.56       6.29%         2.02%      (0.12)%     1.90%       9.98%       79%            $ 16,945
    0.00          $  10.22       6.36%         1.97%      (0.07)%     1.90%       6.65%       96%            $ 21,799
    0.00          $  10.21       6.44%         1.99%      (0.09)%     1.90%       6.20%       81%            $ 26,501
    0.00          $  10.45       6.35%         1.99%      (0.09)%     1.90%       8.43%       39%            $ 27,248

    0.00          $   9.74       6.38%         2.03%      (0.13)%     1.90%      (1.86)%      38%            $  8,252
    0.00          $  10.57       6.29%         2.02%      (0.12)%     1.90%      10.08%       79%            $ 12,633
    0.00          $  10.22       6.37%         1.97%      (0.07)%     1.90%       6.55%       96%            $ 15,510
    0.00          $  10.22       6.43%         1.99%      (0.09)%     1.90%       6.20%       81%            $ 20,573
    0.00          $  10.46       6.34%         1.99%      (0.09)%     1.90%       8.42%       39%            $ 26,221

114 Wells Fargo Advantage Income Funds                     Financial Highlights

                                                Beginning                  Net Realized    Distributions
                                                Net Asset      Net        and Unrealized     from Net      Distributions
                                                Value Per   Investment     Gain (Loss)      Investment       from Net
                                                  Share    Income (Loss)  on Investments      Income      Realized Gains
                                                ---------  -------------  --------------   -------------  --------------
INCOME PLUS FUND
Class A
June 1, 2007 to May 31, 2008 ...............      $10.65       0.48(8)        0.08            (0.51)           0.00
June 1, 2006 to May 31, 2007 ...............      $10.49       0.53(8)        0.19            (0.56)           0.00
June 1, 2005 to May 31, 2006 ...............      $10.99       0.47(8)       (0.37)           (0.60)           0.00
June 1, 2004 to May 31, 2005 ...............      $10.84       0.57           0.20            (0.62)           0.00
June 1, 2003 to May 31, 2004 ...............      $11.31       0.55          (0.39)           (0.63)           0.00

Class B
June 1, 2007 to May 31, 2008 ...............      $10.65       0.40(8)        0.08            (0.43)           0.00
June 1, 2006 to May 31, 2007 ...............      $10.49       0.45(8)        0.29            (0.48)           0.00
June 1, 2005 to May 31, 2006 ...............      $10.99       0.39(8)       (0.37)           (0.52)           0.00
June 1, 2004 to May 31, 2005 ...............      $10.84       0.46           0.23            (0.54)           0.00
June 1, 2003 to May 31, 2004 ...............      $11.31       0.45          (0.37)           (0.55)           0.00

Class C
June 1, 2007 to May 31, 2008 ...............      $10.65       0.40(8)        0.07            (0.43)           0.00
June 1, 2006 to May 31, 2007 ...............      $10.49       0.45(8)        0.21            (0.48)           0.00
June 1, 2005 to May 31, 2006 ...............      $10.99       0.39(8)       (0.37)           (0.52)           0.00
June 1, 2004 to May 31, 2005 ...............      $10.84       0.51           0.18            (0.54)           0.00
June 1, 2003 to May 31, 2004 ...............      $11.31       0.44          (0.36)           (0.55)           0.00

INFLATION-PROTECTED BOND FUND
Class A
June 1, 2007 to May 31, 2008 ...............      $ 9.62       0.54           0.62            (0.56)           0.00
June 1, 2006 to May 31, 2007 ...............      $ 9.60       0.40          (0.04)           (0.34)           0.00
June 1, 2005 to May 31, 2006 ...............      $10.45       0.42(8)       (0.63)           (0.46)          (0.18)
June 1, 2004 to May 31, 2005 ...............      $10.04       0.37           0.43            (0.33)          (0.06)
June 1, 2003 to May 31, 2004 ...............      $10.14       0.29          (0.13)           (0.23)          (0.03)

Class B
June 1, 2007 to May 31, 2008 ...............      $ 9.60       0.48           0.61            (0.49)           0.00
June 1, 2006 to May 31, 2007 ...............      $ 9.58       0.34          (0.06)           (0.26)           0.00
June 1, 2005 to May 31, 2006 ...............      $10.42       0.35(8)       (0.63)           (0.38)          (0.18)
June 1, 2004 to May 31, 2005 ...............      $10.03       0.31           0.40            (0.26)          (0.06)
June 1, 2003 to May 31, 2004 ...............      $10.13       0.20          (0.12)           (0.15)          (0.03)

Class C
June 1, 2007 to May 31, 2008 ...............      $ 9.61       0.45           0.63            (0.49)           0.00
June 1, 2006 to May 31, 2007 ...............      $ 9.58       0.35          (0.06)           (0.26)           0.00
June 1, 2005 to May 31, 2006 ...............      $10.43       0.35(8)       (0.63)           (0.39)          (0.18)
June 1, 2004 to May 31, 2005 ...............      $10.04       0.31           0.40            (0.26)          (0.06)
June 1, 2003 to May 31, 2004 ...............      $10.13       0.21          (0.12)           (0.15)          (0.03)

Administrator Class
June 1, 2007 to May 31, 2008 ...............      $ 9.60       0.59           0.61            (0.59)           0.00
June 1, 2006 to May 31, 2007 ...............      $ 9.58       0.44          (0.06)           (0.36)           0.00
June 1, 2005 to May 31, 2006 ...............      $10.43       0.44(8)       (0.63)           (0.48)          (0.18)
June 1, 2004 to May 31, 2005 ...............      $10.03       0.39           0.43            (0.36)          (0.06)
June 1, 2003 to May 31, 2004 ...............      $10.13       0.30          (0.12)           (0.25)          (0.03)

INTERMEDIATE GOVERNMENT INCOME FUND
Class A
June 1, 2007 to May 31, 2008 ...............      $10.56       0.44(8)        0.16            (0.46)           0.00
June 1, 2006 to May 31, 2007 ...............      $10.51       0.42(8)        0.10            (0.47)           0.00
June 1, 2005 to May 31, 2006 ...............      $10.96       0.38(8)       (0.40)           (0.43)           0.00
June 1, 2004 to May 31, 2005 ...............      $10.94       0.34           0.12            (0.44)           0.00
June 1, 2003 to May 31, 2004 ...............      $11.70       0.36          (0.60)           (0.52)           0.00

Class B
June 1, 2007 to May 31, 2008 ...............      $10.54       0.35(8)        0.17            (0.38)           0.00
June 1, 2006 to May 31, 2007 ...............      $10.49       0.34(8)        0.29            (0.39)           0.00
June 1, 2005 to May 31, 2006 ...............      $10.94       0.30(8)       (0.41)           (0.34)           0.00
June 1, 2004 to May 31, 2005 ...............      $10.93       0.12           0.24            (0.35)           0.00
June 1, 2003 to May 31, 2004 ...............      $11.68       0.08          (0.40)           (0.43)           0.00

The accompanying notes are an integral part of these financial statements.

Financial Highlights                     Wells Fargo Advantage Income Funds 115

                   Ending       Ratio to Average Net Assets (Annualized) (1)
Distributions in  Net Asset  ---------------------------------------------------            Portfolio      Net Assets at
   Exceess of     Value Per  Net Investment     Gross     Expenses      Net       Total      Turnover      End of Period
 Realized Gains     Share     Income (Loss)   Expenses     Waived    Expenses   Return(2)    Rate(10)     (000's omitted)
----------------  ---------  --------------   --------    --------   ---------  ---------   ---------    ---------------


      0.00        $  10.70        4.50%        1.35%       (0.35)%      1.00%       5.37%        245%         $ 43,481
      0.00        $  10.65        4.96%        1.34%       (0.34)%      1.00%       7.04%        205%         $ 37,526
      0.00        $  10.49        4.38%        1.29%       (0.29)%      1.00%       0.97%        171%         $ 38,995
      0.00        $  10.99        5.48%        1.25%       (0.67)%      0.58%       7.27%        132%         $ 42,676
      0.00        $  10.84        4.92%        1.31%       (0.63)%      0.68%       1.43%        185%         $ 28,898

      0.00        $  10.70        3.75%        2.10%       (0.35)%      1.75%       4.58%        245%         $  7,067
      0.00        $  10.65        4.24%        2.09%       (0.34)%      1.75%       6.24%        205%         $ 10,682
      0.00        $  10.49        3.61%        2.04%       (0.29)%      1.75%       0.21%        171%         $ 14,833
      0.00        $  10.99        4.76%        2.00%       (0.68)%      1.32%       6.47%        132%         $ 20,165
      0.00        $  10.84        4.13%        2.05%       (0.60)%      1.45%       0.68%        185%         $ 38,486

      0.00        $  10.69        3.75%        2.10%       (0.35)%      1.75%       4.50%        245%         $  4,870
      0.00        $  10.65        4.23%        2.09%       (0.34)%      1.75%       6.24%        205%         $  4,633
      0.00        $  10.49        3.63%        2.04%       (0.29)%      1.75%       0.21%        171%         $  5,581
      0.00        $  10.99        4.74%        2.00%       (0.68)%      1.32%       6.47%        132%         $  6,451
      0.00        $  10.84        4.12%        2.05%       (0.59)%      1.46%       0.68%        185%         $  7,955


      0.00        $  10.22        5.52%        1.23%(5)    (0.38)%      0.85%(5)   12.34%         40%(6)      $ 24,982
      0.00        $   9.62        3.89%        1.05%(5)    (0.20)%      0.85%(5)    3.74%         37%(6)      $ 21,115
      0.00        $   9.60        4.18%        1.22%(5)    (0.37)%      0.85%(5)   (2.11)%        47%(6)      $ 27,726
      0.00        $  10.45        3.63%        1.23%(5)    (0.37)%      0.86%(5)    8.12%        425%(6)      $ 28,437
      0.00        $  10.04        3.18%        1.44%(5)    (0.54)%      0.90%(5)    1.65%        155%(6)      $ 20,087

      0.00        $  10.20        4.61%        1.98%(5)    (0.38)%      1.60%(5)   11.53%         40%(6)      $  7,365
      0.00        $   9.60        3.27%        1.80%(5)    (0.20)%      1.60%(5)    2.97%         37%(6)      $  7,321
      0.00        $   9.58        3.50%        1.97%(5)    (0.37)%      1.60%(5)   (2.76)%        47%(6)      $ 10,149
      0.00        $  10.42        2.99%        1.99%(5)    (0.39)%      1.60%(5)    7.13%        425%(6)      $ 12,168
      0.00        $  10.03        2.14%        2.19%(5)    (0.54)%      1.65%(5)    0.89%        155%(6)      $ 10,645

      0.00        $  10.20        4.78%        1.98%(5)    (0.38)%      1.60%(5)   11.41%         40%(6)      $  9,913
      0.00        $   9.61        3.27%        1.80%(5)    (0.20)%      1.60%(5)    3.08%         37%(6)      $  7,202
      0.00        $   9.58        3.50%        1.97%(5)    (0.37)%      1.60%(5)   (2.85)%        47%(6)      $ 10,248
      0.00        $  10.43        3.00%        1.99%(5)    (0.39)%      1.60%(5)    7.12%        425%(6)      $ 13,873
      0.00        $  10.04        2.22%        2.19%(5)    (0.54)%      1.65%(5)    0.99%        155%(6)      $ 11,813

      0.00        $  10.21        5.43%        1.06%(5)    (0.46)%      0.60%(5)   12.74%         40%(6)      $ 14,926
      0.00        $   9.60        3.76%        0.87%(5)    (0.27)%      0.60%(5)    3.99%         37%(6)      $ 16,527
      0.00        $   9.58        4.37%        1.04%(5)    (0.44)%      0.60%(5)   (1.88)%        47%(6)      $ 63,869
      0.00        $  10.43        4.11%        0.93%(5)    (0.33)%      0.60%(5)    8.30%        425%(6)      $ 53,237
      0.00        $  10.03        3.40%        1.12%(5)    (0.47)%      0.65%(5)    1.91%        155%(6)      $ 26,780


      0.00        $  10.70        4.08%        1.11%       (0.16)%      0.95%       5.76%         34%         $110,704
      0.00        $  10.56        3.93%        1.09%       (0.14)%      0.95%       4.99%        142%         $113,852
      0.00        $  10.51        3.54%        1.08%       (0.13)%      0.95%      (0.23)%       153%         $121,085
      0.00        $  10.96        3.25%        1.05%       (0.10)%      0.95%       4.25%        277%         $142,570
      0.00        $  10.94        2.98%        1.12%       (0.17)%      0.95%      (2.10)%       178%         $192,976

      0.00        $  10.68        3.31%        1.87%       (0.17)%      1.70%       4.96%         34%         $  9,267
      0.00        $  10.54        3.18%        1.84%       (0.14)%      1.70%       4.20%        142%         $ 14,345
      0.00        $  10.49        2.78%        1.83%       (0.13)%      1.70%      (0.99)%       153%         $ 19,615
      0.00        $  10.94        2.50%        1.82%       (0.12)%      1.70%       3.37%        277%         $ 30,236
      0.00        $  10.93        2.22%        1.87%       (0.17)%      1.70%      (2.76)%       178%         $ 47,821

116 Wells Fargo Advantage Income Funds                     Financial Highlights

                                                         Beginning                   Net Realized    Distributions
                                                         Net Asset        Net       and Unrealized     from Net     Distributions
                                                         Value Per     Investment     Gain (Loss)     Investment       from Net
                                                           Share     Income (Loss)   on Investments     Income      Realized Gains
                                                         ---------   -------------  ---------------  -------------  --------------
INTERMEDIATE GOVERNMENT INCOME FUND (continued)
Class C
June 1, 2007 to May 31, 2008 .....................        $10.51          0.36(8)          0.16          (0.38)          0.00
June 1, 2006 to May 31, 2007 .....................        $10.47          0.34(8)          0.16          (0.39)          0.00
June 1, 2005 to May 31, 2006 .....................        $10.92          0.30(8)         (0.41)         (0.34)          0.00
June 1, 2004 to May 31, 2005 .....................        $10.90          0.15             0.22          (0.35)          0.00
June 1, 2003 to May 31, 2004 .....................        $11.66          0.12            (0.45)         (0.43)          0.00

Administrator Class
June 1, 2007 to May 31, 2008 .....................        $10.55          0.46(8)          0.17          (0.49)          0.00
June 1, 2006 to May 31, 2007 .....................        $10.50          0.44(8)          0.10          (0.49)          0.00
June 1, 2005 to May 31, 2006 .....................        $10.96          0.41(8)         (0.42)         (0.45)          0.00
June 1, 2004 to May 31, 2005 .....................        $10.94          0.39             0.10          (0.47)          0.00
June 1, 2003 to May 31, 2004 .....................        $11.69          0.33            (0.53)         (0.55)          0.00


SHORT DURATION GOVERNMENT BOND FUND
Class A
June 1, 2007 to May 31, 2008 .....................        $ 9.85          0.40             0.18          (0.42)          0.00
June 1, 2006 to May 31, 2007 .....................        $ 9.81          0.39             0.06          (0.41)          0.00
June 1, 2005 to May 31, 2006 .....................        $10.01          0.33(8)         (0.18)         (0.35)          0.00
June 1, 2004 to May 31, 2005 .....................        $10.13          0.27            (0.09)         (0.30)          0.00
July 1, 2003 to May 31, 2004 (3) .................        $10.28          0.17            (0.12)         (0.17)         (0.03)
July 1, 2002 to June 30, 2003 ....................        $10.24          0.41             0.10          (0.39)         (0.08)

Class B
June 1, 2007 to May 31, 2008 .....................        $ 9.86          0.33             0.16          (0.34)          0.00
June 1, 2006 to May 31, 2007 .....................        $ 9.81          0.33             0.06          (0.34)          0.00
June 1, 2005 to May 31, 2006 .....................        $10.02          0.25(8)         (0.19)         (0.27)          0.00
June 1, 2004 to May 31, 2005 .....................        $10.13          0.19            (0.08)         (0.22)          0.00
July 1, 2003 to May 31, 2004 (3) .................        $10.29          0.11            (0.14)         (0.10)         (0.03)
July 1, 2002 to June 30, 2003 ....................        $10.25          0.28             0.10          (0.26)         (0.08)

Class C
June 1, 2007 to May 31, 2008 .....................        $ 9.87          0.31             0.18          (0.34)          0.00
June 1, 2006 to May 31, 2007 .....................        $ 9.82          0.30             0.09          (0.34)          0.00
June 1, 2005 to May 31, 2006 .....................        $10.03          0.25(8)         (0.19)         (0.27)          0.00
June 1, 2004 to May 31, 2005 .....................        $10.14          0.14            (0.03)         (0.22)          0.00
July 1, 2003 to May 31, 2004 (3) .................        $10.30          0.11            (0.14)         (0.10)         (0.03)
July 1, 2002 to June 30, 2003 ....................        $10.25          0.27             0.11          (0.25)         (0.08)

Administrator Class
June 1, 2007 to May 31, 2008 .....................        $ 9.86          0.42             0.18          (0.44)          0.00
June 1, 2006 to May 31, 2007 .....................        $ 9.82          0.42             0.06          (0.44)          0.00
June 1, 2005 to May 31, 2006 .....................        $10.03          0.35(8)         (0.19)         (0.37)          0.00
June 1, 2004 to May 31, 2005 .....................        $10.14          0.29            (0.07)         (0.33)          0.00
July 1, 2003 to May 31, 20043 ....................        $10.30          0.20            (0.13)         (0.20)         (0.03)
July 1, 2002 to June 30, 2003 ....................        $10.26          0.43             0.12          (0.43)         (0.08)

Institutional Class
June 1, 2007 to May 31, 2008 .....................        $ 9.86          0.44             0.18          (0.46)          0.00
June 1, 2006 to May 31, 2007 .....................        $ 9.82          0.44             0.06          (0.46)          0.00
June 1, 2005 to May 31, 2006 .....................        $10.03          0.38(8)         (0.20)         (0.39)          0.00
April 8, 2005(4) to May 31, 2005 .................        $10.00          0.05             0.03          (0.05)          0.00

STABLE INCOME FUND
Class A
June 1, 2007 to May 31, 2008 .....................        $10.27          0.42            (0.38)         (0.42)          0.00
June 1, 2006 to May 31, 2007 .....................        $10.23          0.43             0.05          (0.44)          0.00
June 1, 2005 to May 31, 2006 .....................        $10.38          0.40(8)         (0.15)         (0.40)          0.00
June 1, 2004 to May 31, 2005 .....................        $10.33          0.16             0.03          (0.14)          0.00
June 1, 2003 to May 31, 2004 .....................        $10.44          0.16            (0.10)         (0.16)          0.00

Class B
June 1, 2007 to May 31, 2008 .....................        $10.26          0.34            (0.38)         (0.34)          0.00
June 1, 2006 to May 31, 2007 .....................        $10.22          0.34             0.06          (0.36)          0.00
June 1, 2005 to May 31, 2006 .....................        $10.37          0.32(8)         (0.15)         (0.32)          0.00
June 1, 2004 to May 31, 2005 .....................        $10.32          0.08             0.03          (0.06)          0.00
June 1, 2003 to May 31, 2004 .....................        $10.43          0.08            (0.10)         (0.08)          0.00

The accompanying notes are an integral part of these financial statements.

Financial Highlights                     Wells Fargo Advantage Income Funds 117

                   Ending       Ratio to Average Net Assets (Annualized) (1)
Distributions in  Net Asset  -------------------------------------------------              Portfolio      Net Assets at
   Exceess of     Value Per  Net Investment     Gross     Expenses      Net       Total      Turnover      End of Period
 Realized Gains     Share     Income (Loss)   Expenses     Waived    Expenses   Return(2)    Rate(10)     (000's omitted)
----------------  ---------  --------------   --------    --------   ---------  ---------   ---------     ---------------


      0.00        $  10.65        3.33%        1.86%       (0.16)%     1.70%       5.00%         34%         $  7,146
      0.00        $  10.51        3.18%        1.84%       (0.14)%     1.70%       4.12%        142%         $  7,534
      0.00        $  10.47        2.78%        1.83%       (0.13)%     1.70%      (0.99)%       153%         $  9,201
      0.00        $  10.92        2.50%        1.82%       (0.12)%     1.70%       3.47%        277%         $ 12,860
      0.00        $  10.90        2.23%        1.87%       (0.17)%     1.70%      (2.85)%       178%         $ 21,520

      0.00        $  10.69        4.32%        0.93%       (0.23)%     0.70%       6.02%         34%         $206,207
      0.00        $  10.55        4.18%        0.91%       (0.21)%     0.70%       5.25%        142%         $244,227
      0.00        $  10.50        3.80%        0.90%       (0.20)%     0.70%      (0.07)%       153%         $399,315
      0.00        $  10.96        3.53%        0.76%       (0.06)%     0.70%       4.53%        277%         $394,194
      0.00        $  10.94        3.23%        0.80%       (0.10)%     0.70%      (1.77)%       178%         $397,390


      0.00        $  10.01        4.02%        1.11%       (0.26)%     0.85%       5.95%        210%         $ 66,495
      0.00        $   9.85        4.04%        1.10%       (0.25)%     0.85%       4.69%        493%         $ 77,602
      0.00        $   9.81        3.30%        1.08%       (0.23)%     0.85%       1.51%        316%         $ 77,886
      0.00        $  10.01        2.44%        1.28%       (0.42)%     0.86%       1.79%        272%         $ 94,059
      0.00        $  10.13        1.83%        1.14%       (0.24)%     0.90%       0.49%        615%         $ 47,304
      0.00        $  10.28        3.51%        1.51%       (0.45)%     1.06%(9)    4.69%        331%         $ 55,807

      0.00        $  10.01        3.29%        1.86%       (0.26)%     1.60%       5.06%        210%         $  7,260
      0.00        $   9.86        3.29%        1.85%       (0.25)%     1.60%       4.01%        493%         $ 12,230
      0.00        $   9.81        2.55%        1.83%       (0.23)%     1.60%       0.66%        316%         $ 18,338
      0.00        $  10.02        1.74%        2.02%       (0.41)%     1.61%       1.13%        272%         $ 27,078
      0.00        $  10.13        1.12%        1.89%       (0.24)%     1.65%      (0.30)%       615%         $  9,734
      0.00        $  10.29        2.75%        2.26%       (0.46)%     1.80%(9)    3.76%        331%         $  5,576

      0.00        $  10.02        3.28%        1.86%       (0.26)%     1.60%       5.06%        210%         $  7,087
      0.00        $   9.87        3.29%        1.85%       (0.25)%     1.60%       4.01%        493%         $  8,440
      0.00        $   9.82        2.54%        1.83%       (0.23)%     1.60%       0.66%        316%         $ 11,540
      0.00        $  10.03        1.59%        2.04%       (0.42)%     1.62%       1.13%        272%         $ 19,553
      0.00        $  10.14        1.10%        1.89%       (0.24)%     1.65%      (0.30)%       615%         $ 34,410
      0.00        $  10.30        2.73%        2.27%       (0.46)%     1.81%(9)    3.79%        331%         $ 32,818

      0.00        $  10.02        4.26%        0.93%       (0.33)%     0.60%       6.21%        210%         $246,592
      0.00        $   9.86        4.28%        0.92%       (0.32)%     0.60%       4.95%        493%         $310,530
      0.00        $   9.82        3.55%        0.90%       (0.30)%     0.60%       1.67%        316%         $401,837
      0.00        $  10.03        2.66%        0.98%       (0.38)%     0.60%       2.16%        272%         $444,331
      0.00        $  10.14        2.13%        0.81%       (0.21)%     0.60%       0.67%        615%         $431,942
      0.00        $  10.30        3.75%        1.16%       (0.40)%     0.76%(9)    5.08%        331%         $517,187

      0.00        $  10.02        4.42%        0.67%       (0.25)%     0.42%       6.40%        210%         $ 87,784
      0.00        $   9.86        4.48%        0.65%       (0.23)%     0.42%       5.13%        493%         $ 55,973
      0.00        $   9.82        3.89%        0.63%       (0.21)%     0.42%       1.85%        316%         $ 27,172
      0.00        $  10.03        3.35%        0.76%       (0.33)%     0.43%       0.91%        272%         $     10


      0.00        $   9.89        4.14%        0.96%(5)    (0.11)%     0.85%(5)    0.35%         22%(6)      $ 43,897
      0.00        $  10.27        4.18%        1.00%(5)    (0.15)%     0.85%(5)    4.80%         21%(6)      $ 48,629
      0.00        $  10.23        3.83%        1.06%(5)    (0.19)%     0.87%(5)    2.47%         23%(6)      $ 64,827
      0.00        $  10.38        1.48%        1.00%(5)    (0.10)%     0.90%(5)    1.87%         43%(6)      $ 83,406
     (0.01)       $  10.33        1.52%        0.99%(5)    (0.09)%     0.90%(5)    0.45%         92%(6)      $166,484

      0.00        $   9.88        3.40%        1.71%(5)    (0.11)%     1.60%(5)   (0.42)%        22%(6)      $  2,222
      0.00        $  10.26        3.40%        1.75%(5)    (0.15)%     1.60%(5)    3.98%         21%(6)      $  4,389
      0.00        $  10.22        3.06%        1.81%(5)    (0.19)%     1.62%(5)    1.69%         23%(6)      $ 11,519
      0.00        $  10.37        0.75%        1.75%(5)    (0.10)%     1.65%(5)    1.00%         43%(6)      $ 20,970
     (0.01)       $  10.32        0.81%        1.75%(5)    (0.10)%     1.65%(5)   (0.29)%        92%(6)      $ 35,552

118 Wells Fargo Advantage Income Funds                     Financial Highlights

                                                     Beginning                   Net Realized      Distributions
                                                     Net Asset      Net         and Unrealized       from Net        Distributions
                                                     Value Per   Investment       Gain (Loss)        Investment         from Net
                                                       Share    Income(Loss)    on Investments        Income         Realized Gains
                                                     ---------- ------------    --------------     --------------   ---------------
STABLE INCOME FUND (continued)
Class C
June 1, 2007 to May 31, 2008 .................       $   10.24       0.34           (0.39)              (0.34)            0.00
June 1, 2006 to May 31, 2007 .................       $   10.20       0.36            0.05               (0.37)            0.00
June 1, 2005 to May 31, 2006 .................       $   10.35       0.32 (8)       (0.15)              (0.32)            0.00
June 1, 2004 to May 31, 2005 .................       $   10.30       0.07            0.04               (0.06)            0.00
June 30, 2003 (4) to May 31, 2004 ............       $   10.00       0.06            0.33               (0.08)            0.00

Administrator Class
June 1, 2007 to May 31, 2008 .................       $   10.27       0.44           (0.39)              (0.44)            0.00
June 1, 2006 to May 31, 2007 .................       $   10.23       0.45            0.05               (0.46)            0.00
June 1, 2005 to May 31, 2006 .................       $   10.38       0.42 (8)       (0.15)              (0.42)            0.00
June 1, 2004 to May 31, 2005 .................       $   10.33       0.20            0.02               (0.17)            0.00
June 1, 2003 to May 31, 2004 .................       $   10.44       0.18           (0.10)              (0.18)            0.00

STRATEGIC INCOME FUND
Class A
June 1, 2007 to May 31, 2008 .................       $   10.62       0.68           (1.00)              (0.68)           (0.16)
June 1, 2006 to May 31, 2007 .................       $   10.18       0.67            0.50               (0.67)           (0.06)
June 1, 2005 to May 31, 2006 .................       $   10.23       0.67            0.14               (0.67)           (0.19)
November 1, 2004 to May 31, 2005 (15) ........       $   10.41       0.37           (0.18)              (0.37)            0.00
November 1, 2003 to October 31, 2004 .........       $    9.90       0.71            0.51               (0.71)            0.00
November 1, 2002 to October 31, 2003 .........       $    7.67       0.70            2.22               (0.69)            0.00

Class B
June 1, 2007 to May 31, 2008 .................       $   10.63       0.61           (1.00)              (0.61)           (0.16)
June 1, 2006 to May 31, 2007 .................       $   10.18       0.59            0.51               (0.59)           (0.06)
June 1, 2005 to May 31, 2006 .................       $   10.23       0.59            0.14               (0.59)           (0.19)
November 1, 2004 to May 31, 2005 (15) ........       $   10.42       0.30           (0.19)              (0.30)            0.00
November 1, 2003 to October 31, 2004 .........       $    9.90       0.59            0.52               (0.59)            0.00
November 1, 2002 to October 31, 2003 .........       $    7.68       0.59            2.21               (0.58)            0.00

Class C
June 1, 2007 to May 31, 2008 .................       $   10.61       0.61           (1.00)              (0.61)           (0.16)
June 1, 2006 to May 31, 2007 .................       $   10.17       0.59            0.50               (0.59)           (0.06)
June 1, 2005 to May 31, 2006 .................       $   10.21       0.59            0.15               (0.59)           (0.19)
November 1, 2004 to May 31, 2005 (15) ........       $   10.40       0.31           (0.19)              (0.31)            0.00
November 1, 2003 to October 31, 2004 .........       $    9.89       0.59            0.51               (0.59)            0.00
November 1, 2002 to October 31, 2003 .........       $    7.66       0.59            2.22               (0.58)            0.00

TOTAL RETURN BOND FUND
Class A
June 1, 2007 to May 31, 2008 .................       $   12.20       0.56            0.18               (0.57)            0.00
June 1, 2006 to May 31, 2007 .................       $   12.02       0.56            0.18               (0.56)            0.00
June 1, 2005 to May 31, 2006 .................       $   12.62       0.49           (0.60)              (0.49)            0.00
June 1, 2004 to May 31, 2005 .................       $   12.32       0.42            0.34               (0.43)           (0.03)
July 1, 2003 to May 31, 2004 (3) .............       $   12.79       0.34           (0.35)              (0.34)           (0.12)
July 1, 2002 to June 30, 2003 ................       $   12.17       0.63            0.69               (0.62)           (0.08)

Class B
June 1, 2007 to May 31, 2008 .................       $   12.21       0.48            0.17               (0.48)            0.00
June 1, 2006 to May 31, 2007 .................       $   12.03       0.46            0.18               (0.46)            0.00
June 1, 2005 to May 31, 2006 .................       $   12.63       0.40           (0.60)              (0.40)            0.00
June 1, 2004 to May 31, 2005 .................       $   12.33       0.32            0.34               (0.33)           (0.03)
July 1, 2003 to May 31, 2004 (3) .............       $   12.80       0.25           (0.35)              (0.25)           (0.12)
July 1, 2002 to June 30, 2003 ................       $   12.18       0.56            0.69               (0.55)           (0.08)

Class C
June 1, 2007 to May 31, 2008 .................       $   12.14       0.47            0.17               (0.47)            0.00
June 1, 2006 to May 31, 2007 .................       $   11.96       0.46            0.18               (0.46)            0.00
June 1, 2005 to May 31, 2006 .................       $   12.57       0.39           (0.61)              (0.39)            0.00
June 1, 2004 to May 31, 2005 .................       $   12.26       0.32            0.35               (0.33)           (0.03)
July 1, 2003 to May 31, 2004 (3) .............       $   12.73       0.25           (0.35)              (0.25)           (0.12)
July 1, 2002 to June 30, 2003 ................       $   12.12       0.57            0.67               (0.55)           (0.08)

The accompanying notes are an integral part of these financial statements.

Financial Highlights                      Wells Fargo Advantage Income Funds 119

                    Ending         Ratio to Average Net Assets (Annualized) (1)
Distributions in   Net Asset   -----------------------------------------------------                  Portfolio     Net Assets at
   Exceess of      Value Per   Net Investment    Gross        Expenses         Net         Total      Turnover     End of Period
Realized Gains      Share      Income (Loss)    Expenses       Waived       Expenses      Return (2)  Rate (10)    (000's omitted)
--------------    ----------   --------------   --------      --------      --------      -------    ----------   -----------------

    0.00          $    9.85        3.37%         1.71% (5)      (0.11)%      1.60% (5)     (0.49)%       22% (6)     $       4,049
    0.00          $   10.24        3.43%         1.75% (5)      (0.15)%      1.60% (5)      4.03%        21% (6)     $       3,935
    0.00          $   10.20        3.07%         1.81% (5)      (0.19)%      1.62% (5)      1.70%        23% (6)     $       4,355
    0.00          $   10.35        0.74%         1.75% (5)      (0.10)%      1.65% (5)      1.10%        43% (6)     $       7,137
  (0.01)          $   10.30        0.54%         1.73% (5)      (0.08)%      1.65% (5)     (0.29)%       92% (6)     $      12,225

    0.00          $    9.88        4.34%         0.78% (5)      (0.13)%      0.65% (5)      0.45%        22% (6)     $     257,752
    0.00          $   10.27        4.38%         0.81% (5)      (0.16)%      0.65% (5)      5.01%        21% (6)     $     312,988
    0.00          $   10.23        4.08%         0.88% (5)      (0.23)%      0.65% (5)      2.70%        23% (6)     $     366,798
    0.00          $   10.38        1.76%         0.68% (5)      (0.03)%      0.65% (5)      2.14%        43% (6)     $     356,223
   (0.01)         $   10.33        1.74%         0.66% (5)      (0.03)%      0.63% (5)      0.71%        92% (6)     $     570,234


    0.00          $    9.46        6.93%         1.43%          (0.33)%      1.10%         (3.01)%       63%         $      25,406
    0.00          $   10.62        6.43%         1.39%          (0.29)%      1.10%         11.97%        79%         $      33,921
    0.00          $   10.18        6.53%         1.61%          (0.51)%      1.10%          8.18%        89%         $      19,858
    0.00          $   10.23        5.97%         1.57%          (0.48)%      1.09%          1.79%        76%         $      13,254
    0.00          $   10.41        6.95%         1.52%          (0.40)%      1.12%         12.70%       141%         $      13,786
    0.00          $    9.90        7.77%         1.58%          (0.45)%      1.13%         39.38%       155%         $      10,917

    0.00          $    9.47        6.19%         2.18%          (0.33)%      1.85%         (3.71)%       63%         $       7,174
    0.00          $   10.63        5.73%         2.15%          (0.30)%      1.85%         11.25%        79%         $      10,188
    0.00          $   10.18        5.78%         2.36%          (0.51)%      1.85%          7.38%        89%         $       9,554
    0.00          $   10.23        4.90%         2.31%          (0.14)%      2.17%          1.05%        76%         $      10,062
    0.00          $   10.42        5.82%         2.30%          (0.04)%      2.26%         11.55%       141%         $      10,076
    0.00          $    9.90        6.44%         2.36%          (0.00)%      2.36%         37.55%       155%         $       8,573

    0.00          $    9.45        6.19%         2.17%          (0.32)%      1.85%         (3.73)%       63%         $       3,745
    0.00          $   10.61        5.69%         2.14%          (0.29)%      1.85%         11.15%        79%         $       5,513
    0.00          $   10.17        5.77%         2.36%          (0.51)%      1.85%          7.49%        89%         $       3,356
    0.00          $   10.21        4.99%         2.20%          (0.13)%      2.07%          1.11%        76%         $       3,822
    0.00          $   10.40        5.81%         2.34%          (0.03)%      2.31%         11.40%       141%         $       4,834
    0.00          $    9.89        6.57%         2.38%          (0.00)%      2.38%         37.73%       155%         $       6,038


    0.00          $   12.37        4.49%         0.99% (5)      (0.09)%      0.90% (5)      6.15%       572% (6,17)  $      65,825
    0.00          $   12.20        4.51%         0.99% (5)      (0.09)%      0.90% (5)      6.20%       665% (6,13)  $      62,004
    0.00          $   12.02        3.88%         1.03% (5)      (0.13)%      0.90% (5)     (0.91)%      704% (6,11)  $      69,066
    0.00          $   12.62        3.30%         1.12% (5)      (0.22)%      0.90% (5)      6.19%       767% (6)     $      84,188
    0.00          $   12.32        3.07%         1.16% (5)      (0.26)%      0.90% (5)     (0.09)%      918% (6)     $      45,670
    0.00          $   12.79        3.78%         1.61% (5)      (0.63)%      0.97% (5,9)   10.95%       544% (6)     $       2,691

    0.00          $   12.38        3.69%         1.75% (5)      (0.10)%      1.65% (5)      5.36%       572% (6,17)  $      13,248
    0.00          $   12.21        3.77%         1.74% (5)      (0.09)%      1.65% (5)      5.41%       665% (6,13)  $      16,827
    0.00          $   12.03        3.13%         1.78% (5)      (0.13)%      1.65% (5)     (1.65)%      704% (6,11)  $      21,356
    0.00          $   12.63        2.57%         1.86% (5)      (0.21)%      1.65% (5)      5.39%       767% (6)     $      27,681
    0.00          $   12.33        2.19%         1.91% (5)      (0.26)%      1.65% (5)     (0.79)%      918% (6)     $       8,031
    0.00          $   12.80        2.81%         2.31% (5)      (0.60)%      1.71% (5,9)    9.85%       544% (6)     $       3,868

    0.00          $   12.31        3.78%         1.74% (5)      (0.09)%      1.65% (5)      5.37%       572% (6,17)  $       5,632
    0.00          $   12.14        3.77%         1.74% (5)      (0.09)%      1.65% (5)      5.42%       665% (6,13)  $       6,313
    0.00          $   11.96        3.14%         1.78% (5)      (0.13)%      1.65% (5)     (1.75)%      704% (6,11)  $       7,827
    0.00          $   12.57        2.57%         1.87% (5)      (0.22)%      1.65% (5)      5.52%       767% (6)     $       9,823
    0.00          $   12.26        2.20%         1.91% (5)      (0.26)%      1.65% (5)     (0.79)%      918% (6)     $       6,248
    0.00          $   12.73        2.88%         2.32% (5)      (0.61)%      1.71% (5,9)    9.78%       544% (6)     $       4,425

120 Wells Fargo Advantage Income Funds                     Financial Highlights

                                                   Beginning                   Net Realized     Distributions
                                                   Net Asset         Net       and Unrealized     from Net       Distributions
                                                    Value Per     Investment   Gain (Loss)      Investment         from Net
                                                     Share      Income (Loss)  on Investments      Income        Realized Gains
                                                   ----------   -------------  --------------   -------------    --------------
TOTAL RETURN BOND FUND (continued)
Class Z
June 1, 2007 to May 31, 2008 .................       $11.99           0.55            0.16           (0.55)           0.00
June 1, 2006 to May 31, 2007 .................       $11.81           0.54            0.18           (0.54)           0.00
June 1, 2005 to May 31, 2006 .................       $12.41           0.46           (0.59)          (0.47)           0.00
April 8, 2005(4) to May 31, 2005 .............       $12.19           0.06            0.22           (0.06)           0.00

Administrator Class
June 1, 2007 to May 31, 2008 .................       $11.99           0.57            0.18           (0.58)           0.00
June 1, 2006 to May 31, 2007 .................       $11.81           0.57            0.18           (0.57)           0.00
June 1, 2005 to May 31, 2006 .................       $12.41           0.51           (0.60)          (0.51)           0.00
June 1, 2004 to May 31, 2005 .................       $12.11           0.44            0.34           (0.45)          (0.03)
July 1, 2003 to May 31, 2004 (3) .............       $12.57           0.36           (0.34)          (0.36)          (0.12)
July 1, 2002 to June 30, 2003 ................       $11.97           0.64            0.68           (0.64)          (0.08)

Institutional Class
June 1, 2007 to May 31, 2008 .................       $11.98           0.61            0.18           (0.62)           0.00
June 1, 2006 to May 31, 2007 .................       $11.81           0.59            0.18           (0.60)           0.00
June 1, 2005 to May 31, 2006 .................       $12.40           0.54           (0.59)          (0.54)           0.00
June 1, 2004 to May 31, 2005 .................       $12.11           0.48            0.33           (0.49)          (0.03)
July 1, 2003 to May 31, 2004 (3) .............       $12.58           0.39           (0.35)          (0.39)          (0.12)
July 1, 2002 to June 30, 2003 ................       $11.97           0.73            0.66           (0.70)          (0.08)

ULTRA-SHORT DURATION BOND FUND
Class A
June 1, 2007 to May 31, 2008 .................       $ 9.56           0.45           (0.46)          (0.46)           0.00
June 1, 2006 to May 31, 2007 .................       $ 9.57           0.46            0.01           (0.48)           0.00
June 1, 2005 to May 31, 2006 .................       $ 9.64           0.38 (8)       (0.04)          (0.41)           0.00
November 1, 2004 to May 31, 2005 (15) ........       $ 9.71           0.14           (0.04)          (0.17)           0.00
November 1, 2003 to October 31, 2004 .........       $ 9.83           0.15           (0.02)          (0.25)           0.00
November 1, 2002 to October 31, 2003 .........       $ 9.90           0.18            0.06           (0.31)           0.00

Class B
June 1, 2007 to May 31, 2008 .................       $ 9.54           0.38           (0.46)          (0.39)           0.00
June 1, 2006 to May 31, 2007 .................       $ 9.54           0.39            0.02           (0.41)           0.00
June 1, 2005 to May 31, 2006 .................       $ 9.62           0.30 (8)       (0.04)          (0.34)           0.00
November 1, 2004 to May 31, 2005 (15) ........       $ 9.68           0.09           (0.03)          (0.12)           0.00
November 1, 2003 to October 31, 2004 .........       $ 9.81           0.07           (0.03)          (0.17)           0.00
November 1, 2002 to October 31, 2003 .........       $ 9.88           0.09            0.06           (0.22)           0.00

Class C
June 1, 2007 to May 31, 2008 .................       $ 9.55           0.38           (0.45)          (0.39)           0.00
June 1, 2006 to May 31, 2007 .................       $ 9.56           0.39            0.01           (0.41)           0.00
June 1, 2005 to May 31, 2006 .................       $ 9.64           0.30 (8)       (0.04)          (0.34)           0.00
November 1, 2004 to May 31, 2005 (15) ........       $ 9.70           0.09           (0.03)          (0.12)           0.00
November 1, 2003 to October 31, 2004 .........       $ 9.83           0.06           (0.02)          (0.17)           0.00
November 1, 2002 to October 31, 2003 .........       $ 9.90           0.10            0.05           (0.22)           0.00

Class Z
June 1, 2007 to May 31, 2008 .................       $ 9.52           0.44           (0.45)          (0.45)           0.00
June 1, 2006 to May 31, 2007 .................       $ 9.53           0.45            0.01           (0.47)           0.00
June 1, 2005 to May 31, 2006 .................       $ 9.61           0.37 (8)       (0.05)          (0.40)           0.00
November 1, 2004 to May 31, 2005 (15) ........       $ 9.67           0.14           (0.03)          (0.17)           0.00
November 1, 2003 to October 31, 2004 .........       $ 9.80           0.15           (0.03)          (0.25)           0.00
November 1, 2002 to October 31, 2003 .........       $ 9.86           0.18            0.08           (0.32)           0.00

The accompanying notes are an integral part of these financial statements.

Financial Highlights                      Wells Fargo Advantage Income Funds 121

                    Ending          Ratio to Average Net Assets (Annualized) (1)
Distributions in   Net Asset    -----------------------------------------------------                 Portfolio       Net Assets at
   Exceess of      Value Per    Net Investment   Gross       Expenses          Net         Total      Turnover        End of Period
Realized Gains       Share      Income (Loss)  Expenses       Waived        Expenses     Return (2)   Rate (11)      (000's omitted)
--------------     --------     -------------  --------      --------       ---------   ----------    ---------      ---------------
     0.00          $   12.15       4.29%         1.15% (5)    (0.20)%       0.95% (5)      6.04%        572% (6,17)   $      3,254
     0.00          $   11.99       4.44%         1.15% (5)    (0.20)%       0.95% (5)      6.17%        665% (6,13)   $      4,289
     0.00          $   11.81       3.74%         1.19% (5)    (0.24)%       0.95% (5)     (1.03)%       704% (6,11)   $      6,578
     0.00          $   12.41       3.42%         1.23% (5)    (0.28)%       0.95% (5)      2.31%        767% (6)      $     29,204

     0.00          $   12.16       4.72%         0.82% (5)    (0.12)%       0.70% (5)      6.38%        572% (6,17)   $    865,453
     0.00          $   11.99       4.71%         0.81% (5)    (0.11)%       0.70% (5)      6.44%        665% (6,13)   $    925,385
     0.00          $   11.81       4.12%         0.85% (5)    (0.15)%       0.70% (5)     (0.78)%       704% (6,11)   $    783,354
     0.00          $   12.41       3.58%         0.94% (5)    (0.24)%       0.70% (5)      6.53%        767% (6)      $    720,935
     0.00          $   12.11       3.25%         0.99% (5)    (0.29)%       0.70% (5)      0.20%        918% (6)      $    202,187
     0.00          $   12.57       4.56%         1.19% (5)    (0.59)%       0.60% (5,9)   11.01%        544% (6)      $     91,244

     0.00          $   12.15       4.97%         0.55% (5)    (0.13)%       0.42% (5)      6.68%        572% (6,17)   $    493,165
     0.00          $   11.98       5.00%         0.54% (5)    (0.12)%       0.42% (5)      6.65%        665% (6,13)   $    459,619
     0.00          $   11.81       4.43%         0.58% (5)    (0.16)%       0.42% (5)     (0.42)%       704% (6,11)   $    341,620
     0.00          $   12.40       3.87%         0.68% (5)    (0.26)%       0.42% (5)      6.74%        767% (6)      $    248,414
     0.00          $   12.11       3.49%         0.74% (5)    (0.32)%       0.42% (5)      0.38%        918% (6)      $     50,699
     0.00          $   12.58       4.66%         0.99% (5)    (0.57)%       0.42% (5,9)   11.05%        544% (6)      $     51,022


     0.00          $   9.09        4.86%         1.56%        (0.79)%       0.77%         (0.13)%        46%          $     10,889
     0.00          $   9.56        4.83%         1.34%        (0.54)%       0.80%          5.01%         27%          $     12,822
     0.00          $   9.57        3.93%         1.51%        (0.71)%       0.80%          3.64%         23%          $     12,747
     0.00          $   9.64        2.54%         1.36%        (0.31)%       1.05%          1.05%          9%          $     14,948
     0.00          $   9.71        1.71%         1.32%        (0.20)%       1.12%          1.35%         28%          $     18,865
     0.00          $   9.83        1.76%         1.25%        (0.12)%       1.13%          2.45%         90%          $     31,490

     0.00          $   9.07        4.14%         2.30%        (0.78)%       1.52%         (0.88)%        46%          $      2,671
     0.00          $   9.54        4.07%         2.09%        (0.54)%       1.55%          4.34%         27%          $      4,208
     0.00          $   9.54        3.16%         2.26%        (0.71)%       1.55%          2.76%         23%          $      6,015
     0.00          $   9.62        1.70%         2.07%        (0.18)%       1.89%          0.66%          9%          $      8,562
     0.00          $   9.68        0.83%         2.11%        (0.12)%       1.99%          0.37%         28%          $     10,249
     0.00          $   9.81        0.93%         2.05%        (0.05)%       2.00%          1.56%         90%          $     13,820

     0.00          $   9.09        4.10%         2.32%        (0.80)%       1.52%         (0.77)%        46%          $      2,324
     0.00          $   9.55        4.08%         2.09%        (0.54)%       1.55%          4.23%         27%          $      2,734
     0.00          $   9.56        3.14%         2.26%        (0.71)%       1.55%          2.76%         23%          $      3,551
     0.00          $   9.64        1.72%         2.14%        (0.24)%       1.90%          0.67%          9%          $      6,473
     0.00          $   9.70        0.84%         2.10%        (0.11)%       1.99%          0.37%         28%          $     10,034
     0.00          $   9.83        0.87%         2.04%        (0.04)%       2.00%          1.56%         90%          $     16,138

     0.00          $   9.06        4.82%         1.70%        (0.89)%       0.81%         (0.08)%        46%          $      5,192
     0.00          $   9.52        4.78%         1.51%        (0.67)%       0.84%          4.97%         27%          $      7,319
     0.00          $   9.53        3.82%         1.68%        (0.79)%       0.89% (15)     3.45%         23%          $      9,261
     0.00          $   9.61        2.59%         1.15%        (0.16)%       0.99%          1.18%          9%          $     12,961
     0.00          $   9.67        1.69%         1.16%        (0.04)%       1.12%          1.25%         28%          $     15,898
     0.00          $   9.80        1.87%         1.08%        (0.01)%       1.07%          2.62%         90%          $     27,021

The accompanying notes are an integral part of these financial statements.

122 Wells Fargo Advantage Income Funds             Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end management investment company. The Trust commenced operations on November 8, 1999, and at May 31, 2008, was comprised of 113 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Diversified Bond Fund, High Yield Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Stable Income Fund, Strategic Income Fund, Total Return Bond Fund, and Ultra-Short Duration Bond Fund.

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholding servicing, and administration fees.

The Diversified Bond Fund, Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund each seek to achieve their investment objective by investing all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio's income, expenses, and realized and unrealized gains and losses. The financial statements of the Master Portfolios are in this report and should be read in conjunction with each Fund's financial statements. The ownership percentages of each Master Portfolio by Diversified Bond Fund, Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund are as follows:

                                         DIVERSIFIED        INFLATION-PROTECTED         STABLE           TOTAL RETURN
                                          BOND FUND              BOND FUND           INCOME FUND          BOND FUND
INFLATION-PROTECTED BOND PORTFOLIO           3%                     34%                   NA                  NA

MANAGED FIXED INCOME PORTFOLIO               4%                     NA                    NA                  NA

STABLE INCOME PORTFOLIO                      NA                     NA                   60%                  NA

TOTAL RETURN BOND PORTFOLIO                  1%                     NA                    NA                 80%

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Notes to Financial Statements             Wells Fargo Advantage Income Funds 123

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the valuation date.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities with original maturities of 60 days or less and other short-term debt securities held as collateral for securities loaned generally are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments in the Master Portfolios are valued daily based upon each Fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the interest method.

Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recognized on the ex dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

124 Wells Fargo Advantage Income Funds             Notes to Financial Statements

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders monthly, with the exception of the High Yield Bond, Inflation-Protected Bond, Short Duration Government Bond, Strategic Income, Total Return Bond and Ultra-Short Duration Bond Funds, for which net investment income, if any, is declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At May 31, 2008, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                          UNDISTRIBUTED NET   UNDISTRIBUTED NET         PAID-IN
FUND                                      INVESTMENT INCOME  REALIZED GAIN/LOSS         CAPITAL
DIVERSIFIED BOND FUND                      $      5,353         $     (5,353)        $          0

HIGH YIELD BOND FUND                             (4,690)               4,690                    0

INCOME PLUS FUND                                162,891              202,945             (365,836)

INFLATION-PROTECTED BOND FUND                         0                    0                    0

INTERMEDIATE GOVERNMENT INCOME FUND           1,342,576           16,499,912          (17,842,488)

SHORT DURATION GOVERNMENT BOND FUND             855,176             (855,176)                   0

STABLE INCOME FUND                               28,370              (28,370)                   0

STRATEGIC INCOME FUND                           (19,012)              28,560               (9,548)

TOTAL RETURN BOND FUND                          909,021             (909,021)                   0

ULTRA-SHORT DURATION BOND FUND                   22,376              218,138             (240,514)

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2008.

Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2008, no provision for income tax would be required in the fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: May 31, 2008; May 31, 2007; May 31, 2006; May 31, 2005; October 31, 2004)
are subject to examination by the Internal Revenue Service and state departments of revenue.

Notes to Financial Statements            Wells Fargo Advantage Income Funds 125

At May 31, 2008, net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                                 CAPITAL LOSS
FUND                                                EXPIRATION YEAR              CARRYFORWARDS
HIGH YIELD BOND FUND                                    2014                    $      869,486
                                                        2015                           266,573
                                                        2016                           127,561

INCOME PLUS FUND                                        2009                         4,178,571
                                                        2010                         1,602,869
                                                        2011                           484,626
                                                        2013                           210,712
                                                        2014                            73,948
                                                        2015                           836,942

INFLATION-PROTECTED BOND FUND                           2015                    $    2,705,798
                                                        2016                         1,003,933

INTERMEDIATE GOVERNMENT INCOME FUND                     2012                         8,757,525
                                                        2013                         4,919,342
                                                        2014                         8,423,067
                                                        2015                         5,950,495
                                                        2016                         3,154,334

SHORT DURATION GOVERNMENT BOND FUND                     2012                         1,147,920
                                                        2013                         1,893,387
                                                        2014                         7,300,815
                                                        2015                         6,050,378

STABLE INCOME FUND                                      2011                           182,820
                                                        2012                           688,353
                                                        2013                           327,692
                                                        2014                         1,232,465
                                                        2015                           394,153

STRATEGIC INCOME FUND                                   2016                            95,150

TOTAL RETURN BOND FUND                                  2015                         2,879,091

ULTRA-SHORT DURATION BOND FUND                          2010                         3,205,247
                                                        2011                         1,042,242
                                                        2012                           203,609
                                                        2014                            73,332
                                                        2015                            83,461
                                                        2016                            33,361

At May 31, 2008, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                         DEFERRED POST-OCTOBER
FUND                                                          CAPITAL LOSS
HIGH YIELD BOND FUND                                          $  1,815,082

INCOME PLUS FUND                                                   146,442

INTERMEDIATE GOVERNMENT INCOME FUND                                960,125

SHORT DURATION GOVERNMENT BOND FUND                                195,497

STRATEGIC INCOME FUND                                            1,924,481

TOTAL RETURN BOND FUND                                             466,839

ULTRA-SHORT DURATION BOND FUND                                      42,485

126 Wells Fargo Advantage Income Funds             Notes to Financial Statements

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts, which have been offset but have not reached their settlement date, are included in unrealized gains and losses.

As of May 31, 2008, there were no forward contracts in the Funds.

FUTURES CONTRACTS

The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At May 31, 2008, the following Fund held futures contracts:

                                                                                           NOTIONAL         NET UNREALIZED
                                                                                           CONTRACT         APPRECIATION/
FUND                                     CONTRACTS        TYPE         EXPIRATION DATE      AMOUNT          (DEPRECIATION)
INTERMEDIATE GOVERNMENT INCOME FUND      250 Long    US 10 Year Note   September 2008    $27,402,344             $80,906

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for dollar roll transactions as purchases and sales.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees

Notes to Financial Statements             Wells Fargo Advantage Income Funds 127

payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in high-quality short-term debt investments (including money market instruments) that have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund's investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 25% of the revenues earned on the securities lending activities (reduced from 30% effective September 1, 2007) and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. In connection with lending securities, a Fund may pay reasonable administrative and custodial fees. For a portion of the period, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan, the related collateral and the liability to return the collateral at May 31, 2008 are shown on the Statements of Assets and Liabilities.

SWAP CONTRACTS

The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values.

As of May 31, 2008, there were no open swap contracts in the Funds.

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles, or "SIVs". SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S.

128 Wells Fargo Advantage Income Funds             Notes to Financial Statements

credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of May 31, 2008, the following Funds owned certain of these types of structured securities which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

                                                  DEFAULTED SIVS
FUND                                              ($MARKET VALUE)       % OF NET ASSETS
HIGH YIELD BOND FUND                              $     224,394              0.30%

INCOME PLUS FUND                                        520,647              0.94%

INTERMEDIATE GOVERNMENT INCOME FUND                   5,320,327              1.60%

SHORT DURATION GOVERNMENT BOND FUND                   6,921,491              1.67%

STRATEGIC INCOME FUND                                   105,296              0.29%

ULTRA-SHORT DURATION BOND FUND                           14,345              0.07%

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                               ADVISORY                                              SUBADVISORY
                                                              FEES (% OF                                              FEES (% OF
                                           AVERAGE DAILY     AVERAGE DAILY                      AVERAGE DAILY       AVERAGE DAILY
FUND                                         NET ASSETS       NET ASSETS)      SUBADVISER         NET ASSETS         NET ASSETS)
HIGH YIELD BOND FUND  *                  First $500 million      0.550        Wells Capital   First $100 million        0.350
                                          Next $500 million      0.500         Management     Next $200 million         0.300
                                            Next $2 billion      0.450        Incorporated    Next $200 million         0.250
                                            Next $2 billion      0.425                        Over $500 million         0.200
                                            Over $5 billion      0.400

INCOME PLUS FUND  *                      First $500 million      0.550        Wells Capital   First $100 million        0.200
                                          Next $500 million      0.500         Management     Next $200 million         0.175
                                            Next $2 billion      0.450        Incorporated    Next $200 million         0.150
                                            Next $2 billion      0.425                        Over $500 million         0.100
                                            Over $5 billion      0.400

INTERMEDIATE GOVERNMENT INCOME FUND  **  First $500 million      0.450        Wells Capital   First $100 million        0.200
                                          Next $500 million      0.400         Management     Next $200 million         0.175
                                            Next $2 billion      0.350        Incorporated    Next $200 million         0.150
                                            Next $2 billion      0.325                        Over $500 million         0.100
                                            Over $5 billion      0.300

SHORT DURATION GOVERNMENT BOND FUND **   First $500 million      0.450        Wells Capital   First $100 million        0.150
                                          Next $500 million      0.400         Management     Next $200 million         0.100
                                            Next $2 billion      0.350        Incorporated    Over $300 million         0.050
                                            Next $2 billion      0.325
                                            Over $5 billion      0.300

Notes to Financial Statements             Wells Fargo Advantage Income Funds 129

                                                                 ADVISORY                                            SUBADVISORY
                                                                FEES (% OF                                            FEES (% OF
                                            AVERAGE DAILY      AVERAGE DAILY                      AVERAGE DAILY      AVERAGE DAILY
FUND                                         NET ASSETS        NET ASSETS)      SUBADVISER         NET ASSETS         NET ASSETS)
STRATEGIC INCOME FUND  *                  First $500 million      0.550        Wells Capital   First $100 million        0.350
                                           Next $500 million      0.500         Management     Next $200 million         0.300
                                             Next $2 billion      0.450        Incorporated    Next $200 million         0.250
                                             Next $2 billion      0.425                        Over $500 million         0.200
                                             Over $5 billion      0.400

ULTRA-SHORT DURATION BOND FUND  **        First $500 million      0.450        Wells Capital   First $100 million        0.150
                                           Next $500 million      0.400         Management     Next $200 million         0.100
                                             Next $2 billion      0.350        Incorporated    Over $300 million         0.050
                                             Next $2 billion      0.325
                                             Over $5 billion      0.300

* Commencing on June 2, 2008, the following advisory fee schedule will be charged to the Fund as a percentage of the Fund's daily net assets: 0.500% for the first $500 million; 0.475% for the next $500 million; 0.450% for next $2 billion; 0.425% for the next $2 billion; and 0.400% for assets over $5 billion.

** Commencing on June 2, 2008, the following advisory fee schedule will be charged to the Fund as a percentage of the Fund's daily net assets: 0.400% for the first $500 million; 0.375% for the next $500 million; 0.350% for next $2 billion; 0.325% for the next $2 billion; and 0.300% for assets over $5 billion.

For the Diversified Bond Fund, which is a Fund that is invested in multiple Master Portfolios, Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average daily net assets for providing advisory services, including the determination of the asset allocations of each Fund's investments in the various Master Portfolios.

For the Inflation-Protected Bond Fund, the Stable Income Fund, and the Total Return Bond Fund, each of which is a Fund that invests all of its assets in a single Master Portfolio, Funds Management does not currently receive investment advisory fees. Funds Management acts as adviser to the Master Portfolios, and is entitled to receive fees from the Master Portfolios for those services.

Each Fund that invests its assets in one or more of the Master Portfolios may withdraw its investments from its corresponding Master Portfolio(s) at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding sub-adviser, if any) may receive an investment advisory fee for the direct management of those assets.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                   ADMINISTRATION FEES
                                    AVERAGE DAILY                      (% OF AVERAGE
                                      NET ASSETS                     DAILY NET ASSETS)
Fund level                        First $5 billion                         0.05
                                  Next $5 billion                          0.04
                                  Over $10 billion                         0.03

Class A *                         All asset levels                         0.28
Class B *                         All asset levels                         0.28
Class C *                         All asset levels                         0.28
Class Z **                        All asset levels                         0.40
Administrator Class               All asset levels                         0.10
Institutional Class               All asset levels                         0.08

* Effective June 2, 2008, the class-level administration fee for each of Class A, Class B and Class C will be reduced by 0.10%, resulting in a class-level administration fee of 0.18% for these classes.

** Effective October 1, 2007, the class-level administration fee for Class Z was reduced by 0.05%, as shown in the table. Prior to October 1, 2007, the class-level administration fee for Class Z was 0.45%. Effective June 2, 2008, the class-level administration fee for Class Z was further reduced by 0.17%.

130 Wells Fargo Advantage Income Funds             Notes to Financial Statements

The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                           % of Average
                                                          Daily Net Assets
All Income Funds *                                               0.02

* WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                % of Average
SHARE CLASS                                                   Daily Net Assets
Class A, Class B, Class C, Class Z, Administrator Class            0.25

For the year ended May 31, 2008, shareholder servicing fees paid were as follows:

                                                                                                    ADMINISTRATOR   INSTITUTIONAL
FUND                                          CLASS A         CLASS B       CLASS C       CLASS Z        CLASS          CLASS
DIVERSIFIED BOND FUND                                NA             NA            NA            NA    $   161,000         NA

HIGH YIELD BOND FUND                        $   155,297    $    34,841    $   24,269            NA             NA         NA

INCOME PLUS FUND                                101,885         22,271        11,711            NA             NA         NA

INFLATION-PROTECTED BOND FUND                    47,953         18,269        18,630            NA         32,214         NA

INTERMEDIATE GOVERNMENT INCOME FUND             280,163         29,901        17,896            NA        569,576         NA

SHORT DURATION GOVERNMENT BOND FUND             183,511         23,830        18,993            NA        647,752        $ 0

STABLE INCOME FUND                              114,327          7,623         9,595            NA        748,306         NA

STRATEGIC INCOME FUND                            77,372         22,312        10,512            NA             NA         NA

TOTAL RETURN BOND FUND                          156,244         37,994        14,579     $   9,249      2,306,132          0

ULTRA-SHORT DURATION BOND FUND                   30,919          8,666         6,177        16,208             NA         NA

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

For the year ended May 31, 2008, distribution fees paid are disclosed on the Statements of Operations.

OTHER FEES AND EXPENSES

PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee, and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended May 31, 2008, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any Class specific expenses, if applicable. Funds Management has contractually committed through September 30, 2008, with respect to the High Yield Bond Fund, Intermediate Government Income Fund, and Ultra-Short Duration Bond Fund, and through September 30, 2009, with respect to the Diversified Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund,

Notes to Financial Statements             Wells Fargo Advantage Income Funds 131

Short Duration Government Bond Fund, Stable Income Fund, Strategic Income Fund and Total Return Bond Fund, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Funds. Net operating expense ratios in effect for the year ended May 31, 2008, were as follows:

                                                                    Net Operating Expense Ratios
                                                                    -------------------------------
                                                                                                      ADMINISTRATOR   INSTITUTIONAL
FUND                                     CLASS A        CLASS B     CLASS C                 CLASS Z        CLASS          CLASS
DIVERSIFIED BOND FUND                         NA            NA          NA                      NA         0.70%            NA

HIGH YIELD BOND FUND                       1.15%         1.90%       1.90%                      NA            NA            NA

INCOME PLUS FUND                           1.00%         1.75%       1.75%                      NA            NA            NA

INFLATION-PROTECTED BOND FUND              0.85%         1.60%       1.60%                      NA         0.60%            NA

INTERMEDIATE GOVERNMENT INCOME FUND        0.95%         1.70%       1.70%                      NA         0.70%            NA

SHORT DURATION GOVERNMENT BOND FUND        0.85%         1.60%       1.60%                      NA         0.60%         0.42%

STABLE INCOME FUND                         0.85%         1.60%       1.60%                      NA         0.65%            NA

STRATEGIC INCOME FUND                      1.10%         1.85%       1.85%                      NA            NA            NA

TOTAL RETURN BOND FUND *                   0.90%         1.65%       1.65%                   0.95%         0.70%         0.42%

ULTRA-SHORT DURATION BOND FUND **          0.75%         1.50%       1.50%                   0.79%            NA            NA

* Effective June 2, 2008, the net operating expense cap for the Total Return Bond Fund - Class A will be reduced from 0.90% to 0.85%; Class B will be reduced from 1.65% to 1.60%; Class C will be reduced from 1.65% to 1.60%; and Class Z will be reduced from 0.95% to 0.90%.

** Effective October 1, 2007, the net operating expense cap for Ultra-Short Duration Bond Fund - Class A changed from 0.80% to 0.75%, the blended net operating expense cap for the year ended May 31, 2008 is 0.77%; Class B changed from 1.55% to 1.50%, the blended net operating expense cap for the year ended May 31, 2008 is 1.52%; Class C changed from 1.55% to 1.50%, the blended net operating expense cap for the year ended May 31, 2008 is 1.52%; Class Z changed from 0.84% to 0.79%, the blended net operating expense cap for the year ended May 31, 2008 is 0.81%.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended May 31, 2008, were as follows:

FUND                                      PURCHASES AT COST      SALES PROCEEDS
DIVERSIFIED BOND FUND *                    $   75,363,689        $   83,693,439
HIGH YIELD BOND FUND                           31,120,337            49,123,071
INCOME PLUS FUND                              147,022,464           139,080,320
INFLATION-PROTECTED BOND FUND *                23,957,536            39,196,204
INTERMEDIATE GOVERNMENT INCOME FUND           155,001,394           117,818,639
SHORT DURATION GOVERNMENT BOND FUND           889,910,226           874,153,705
STABLE INCOME FUND *                           68,681,039           152,442,929
STRATEGIC INCOME FUND                          25,948,340            31,020,237
TOTAL RETURN BOND FUND *                    9,093,670,405         9,007,904,738
ULTRA-SHORT DURATION BOND FUND                 11,103,082            10,535,869

* These Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

5.  BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended May 31, 2008 there were no borrowings by any of the Funds under this agreement.

132 Wells Fargo Advantage Income Funds            Notes to Financial Statements

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distribution paid during the years ended May 31, 2008, and May 31, 2007, was as follows:

                                             ORDINARY INCOME                 LONG-TERM CAPITAL GAIN                  TOTAL
                                       ---------------------------        --------------------------     ---------------------------
FUND                                      2008             2007               2008           2007            2008            2007
DIVERSIFIED BOND FUND                  $ 3,635,647     $ 4,333,114        $   399,599    $   602,366     $ 4,035,246     $ 4,935,480
HIGH YIELD BOND FUND                     5,877,237       7,597,517                  0              0       5,877,237       7,597,517
INCOME PLUS FUND                         2,485,596       2,768,902                  0              0       2,485,596       2,768,902
INFLATION-PROTECTED BOND FUND            2,509,397       3,157,636                  0              0       2,509,397       3,157,636
INTERMEDIATE GOVERNMENT INCOME FUND     15,705,615      23,374,020                  0              0      15,705,615      23,374,020
SHORT DURATION GOVERNMENT BOND FUND     18,299,129      21,955,788                  0              0      18,299,129      21,955,788
STABLE INCOME FUND                      15,081,131      18,426,608                  0              0      15,081,131      18,426,608
STRATEGIC INCOME FUND                    3,333,039       2,617,434            345,474         85,718       3,678,513       2,703,152
TOTAL RETURN BOND FUND                  72,671,965      62,659,340                  0              0      72,671,965      62,659,340
ULTRA-SHORT DURATION BOND FUND           1,187,066       1,418,801                  0              0       1,187,066       1,418,801

As of May 31, 2008, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable to primarily to the tax deferralof losses on wash sales and cost basis adjustments related to premium amortization (only for funds that have elected not to amortize premium for tax purposes).

                                                            UNDISTRIBUTED         UNREALIZED
                                          UNDISTRIBUTED        LONG-TERM         APPRECIATION      CAPITAL LOSS
FUND                                     ORDINARY INCOME         GAIN           (DEPRECIATION)    CARRYFORWARD *         TOTAL
DIVERSIFIED BOND FUND                      $    463,564      $    348,167        $ (1,188,556)    $          0       $   (376,825)
HIGH YIELD BOND FUND                            359,047                 0          (2,969,172)      (3,078,702)        (5,688,827)
INCOME PLUS FUND                                 84,378                 0            (839,869)      (7,534,110)        (8,289,601)
INFLATION-PROTECTED BOND FUND                   667,723                 0                (771)      (3,709,731)        (3,042,779)
INTERMEDIATE GOVERNMENT INCOME FUND             658,641                 0          (1,662,249)     (32,164,888)       (33,168,496)
SHORT DURATION GOVERNMENT BOND FUND             793,538                 0            (365,311)     (16,587,997)       (16,159,770)
STABLE INCOME FUND                              357,848                 0         (15,648,334)      (2,825,483)       (18,115,969)
STRATEGIC INCOME FUND                                 0                 0          (1,239,528)      (2,019,631)        (3,259,159)
TOTAL RETURN BOND FUND                        1,589,371                 0         (14,464,087)      (3,345,930)       (16,220,646)
ULTRA-SHORT DURATION BOND FUND                    5,940                 0          (1,079,236)      (4,683,737)        (5,757,033)

* This amount includes any post-October loss, which will reverse on the first day of the following fiscal year.

7. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor Strong Fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

Notes to Financial Statements             Wells Fargo Advantage Income Funds 133

8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements."This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards 161 ("FAS 161"), Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133." FAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. As of May 31, 2008, Management is continuing to evaluate the impact, if any, that adoption of FAS 161 may have on the financial statements.

9. SUBSEQUENT EVENT

As of the open of business on July 21, 2008, each "Acquiring Fund" identified below acquired all of the assets and assumed all of the liabilities of its corresponding "Target Fund" (each an "Acquisition", and collectively the "Acquisitions"), as shown in the table below. Each Acquiring Fund was deemed to be the accounting survivor in each Acquisition.

TARGET FUND                                                ACQUIRING FUND
Corporate Bond Fund                                      Income Plus Fund
High Yield Bond Fund                                     High Income Fund
Intermediate Government Income Fund                 Government Securities Fund
Ultra-Short Duration Bond                             Ultra Short-Term Income

The Acquisitions of the Corporate Bond, the High Yield Bond and the Intermediate Government Income Funds were completed pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Trust on November 7, 2007 and by the shareholders of each Target Fund on June 30, 2008. The Acquisition of the Ultra-Short Duration Bond Fund was approved by the Board on November 7, 2007. In Management's opinion shareholder approval of the Acquisition of the Ultra-Short Duration Bond Fund was not required under applicable SEC rules and such approval was not sought.

The Acquisitions were accomplished through the following steps. In a tax-free exchange, each Target Fund transferred all of its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the value of the Target Fund shares at the close of business on July 18, 2008. Each Target Fund then liquidated by distributing the corresponding Acquiring Fund shares pro rata to the Target Fund shareholders, so that Target Fund shareholders received shares of a specified class of the corresponding Acquiring Fund with a total value equal to the value of their Target Fund shares. In connection with the Acquisitions, each Target Fund will be dissolved and terminated as a series of the Trust.

In addition, effective at the close of business on June 20, 2008, the Advisor Class was renamed Class A shares and was modified to assume the features and attributes associated with Class A shares, including their exchange privileges, except that Advisor Class shares of the Corporate Bond Fund did not undergo these modifications. Similarly, effective at the close of business on June 20, 2008, Class Z shares were renamed Investor Class shares and were modified to assume the features and attributes associated with Investor Class shares, including their exchange privileges, except that Class Z shares of the Ultra-Short Duration Bond Fund did not undergo these modifications.

134 Wells Fargo Advantage Income Funds           Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Diversified Bond Fund, High Yield Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Stable Income Fund and Total Return Bond Fund, (collectively the "Funds"), eight of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2008, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for the periods presented. We have also audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Strategic Income Fund and Ultra-Short Duration Bond Fund, (the "Funds"), two of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2008, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Strategic Income Fund and Ultra-Short Duration Bond Fund for the years or periods ended October 31, 2004 and prior, were audited by other auditors whose report dated December 6, 2004 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2008, the results of their operations, changes in their net assets and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

                                                                      [KPMG LLP]

Philadelphia, Pennsylvania
July 25, 2008

Portfolio of Investments--May 31, 2008        Wells Fargo Advantage Master Portfolios 135

INFLATION-PROTECTED BOND PORTFOLIO

   PRINCIPAL      SECURITY NAME                                          INTEREST RATE   MATURITY DATE       VALUE
US TREASURY SECURITIES: 99.02%

US TREASURY BONDS: 51.30%
 $    5,162,551   US Treasury Bond - Inflation Protected&<<                  1.63%        01/15/2018     $    5,237,110
      3,077,285   US Treasury Bond - Inflation Protected&<<                  1.75         01/15/2028          2,919,360
      6,765,008   US Treasury Bond - Inflation Protected&                    1.88         07/15/2015          7,002,416
      7,997,606   US Treasury Bond - Inflation Protected&<<                  2.00         07/15/2014          8,388,313
      6,391,073   US Treasury Bond - Inflation Protected&<<                  2.00         01/15/2016          6,740,916
      6,515,767   US Treasury Bond - Inflation Protected&<<                  2.00         01/15/2026          6,479,804
      5,678,876   US Treasury Bond - Inflation Protected&<<                  2.38         01/15/2017          6,168,232
     10,302,698   US Treasury Bond - Inflation Protected&                    2.38         01/15/2025         10,704,658
      5,260,408   US Treasury Bond - Inflation Protected&<<                  2.38         01/15/2027          5,534,276
      5,380,069   US Treasury Bond - Inflation Protected&<<                  2.63         07/15/2017          5,843,098
      2,030,766   US Treasury Bond - Inflation Protected&<<                  3.38         04/15/2032          2,548,642
      6,771,144   US Treasury Bond - Inflation Protected&                    3.63         04/15/2028          8,436,646
      7,713,036   US Treasury Bond - Inflation Protected&                    3.88         04/15/2029         10,010,717

                                                                                                             86,014,188
                                                                                                         --------------

US TREASURY NOTES: 47.72%
      2,745,541   US Treasury Note - Inflation Protected&                    0.63         04/15/2013          2,716,138
     10,739,946   US Treasury Note - Inflation Protected&<<                  0.88         04/15/2010         10,889,950
      7,501,982   US Treasury Note - Inflation Protected&<<                  1.63         01/15/2015          7,726,234
      8,061,362   US Treasury Note - Inflation Protected&<<                  1.88         07/15/2013          8,522,035
      5,159,444   US Treasury Note - Inflation Protected&<<                  2.00         04/15/2012          5,406,098
      8,372,215   US Treasury Note - Inflation Protected&<<                  2.00         01/15/2014          8,832,000
      6,656,947   US Treasury Note - Inflation Protected&<<                  2.38         04/15/2011          7,042,027
      6,628,856   US Treasury Note - Inflation Protected&<<                  2.50         07/15/2016          7,141,411
      8,762,178   US Treasury Note - Inflation Protected&<<                  3.00         07/15/2012          9,593,811
      2,591,258   US Treasury Note - Inflation Protected&<<                  3.38         01/15/2012          2,856,601
      4,404,083   US Treasury Note - Inflation Protected&<<                  3.50         01/15/2011          4,802,339
      4,165,236   US Treasury Note - Inflation Protected&<<                  4.25         01/15/2010          4,485,345
                                                                                                             80,013,989
                                                                                                         --------------

TOTAL US TREASURY SECURITIES (COST $161,927,312)                                                           166,028,177
                                                                                                         --------------

   SHARES

COLLATERAL FOR SECURITIES LENDING: 46.98%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 3.63%
      1,522,778   BlackRock Temporary #24 Money Market Fund                                                   1,522,778
      1,522,778   Daily Assets Fund Institutional                                                             1,522,778
      1,522,778   Dreyfus Cash Management Fund                                                                1,522,778
      1,522,778   Short-Term Investment Company Money Market Fund                                             1,522,778

                                                                                                              6,091,112
                                                                                                         --------------

   PRINCIPAL
COLLATERAL INVESTED IN OTHER ASSETS: 43.35%
$       585,684   Alpine Securitization Corporation++                        2.66         06/03/2008            585,554
        585,684   Amstel Funding Corporation++                               2.48         06/19/2008            584,917
        849,242   Amstel Funding Corporation++                               2.65         06/05/2008            848,929
        512,473   Amsterdam Funding Corporation++                            2.67         06/05/2008            512,283
         76,725   Apreco LLC++                                               2.65         06/16/2008             76,634
        497,831   Aspen Funding Corporation++                                2.47         06/02/2008            497,763
        585,684   Aspen Funding Corporation++                                2.63         06/09/2008            585,299
      1,317,789   Atlantic Asset Securitization Corporation++                2.40         06/02/2008          1,317,613

136 Wells Fargo Advantage Master Portfolios   Portfolio of Investments--May 31, 2008

INFLATION-PROTECTED BOND PORTFOLIO

   PRINCIPAL      SECURITY NAME                                          INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$       585,684   Atlantic Asset Securitization Corporation++                2.47%        06/13/2008     $      585,161
      9,517,362   Barclays Repurchase Agreement - 102%
                  Collateralized by Mortgage-Backed
                  Securities (Maturity Value $ 9,519,186)                    2.30         06/02/2008          9,517,362
        578,363   Barclays US Funding LLC                                    2.45         06/05/2008            578,166
      1,464,210   BASF Finance Europe NV++(+/-)                              2.81         10/17/2008          1,463,119
        585,684   Belmont Funding LLC++                                      2.70         06/17/2008            584,937
        512,473   BNP Paribas                                                2.60         06/02/2008            512,399
        292,842   Bryant Bank Funding LLC++                                  2.48         06/11/2008            292,620
        292,842   Bryant Bank Funding LLC++                                  2.49         06/30/2008            292,237
        292,842   Bryant Bank Funding LLC++                                  2.65         06/05/2008            292,734
        585,684   Cafco LLC                                                  2.55         06/06/2008            585,435
        292,842   Cancara Asset Securitization Limited++                     2.47         06/27/2008            292,299
        585,684   CBA (Delaware) Finance Incorporated                        2.35         06/13/2008            585,187
        286,517   Chariot Funding LLC++                                      2.48         06/10/2008            286,319
        688,179   Charta LLC++                                               2.65         06/05/2008            687,925
        681,085   Cheyne Finance LLC++(+/-)\\(a)(i)                          6.40         02/25/2008            490,381
        253,308   Ciesco LLC++                                               2.45         06/05/2008            253,222
        585,684   Ciesco LLC++                                               2.46         06/20/2008            584,883
        585,684   Clipper Receivables Corporation++                          2.63         06/11/2008            585,213
        585,684   CRC Funding LLC++                                          2.48         06/25/2008            584,675
        512,473   CRC Funding LLC++                                          2.65         06/03/2008            512,360
      3,953,366   Credit Suisse First Boston Repurchase Agreement -
                  102% Collateralized by Mortgage-Backed Securities
                  (Maturity Value $ 3,954,183)                               2.48         06/02/2008          3,953,366
      1,581,346   Danske Bank AS                                             2.45         06/02/2008          1,581,346
      1,581,346   Danske Bank AS                                             2.50         06/02/2008          1,581,346
      1,581,346   Danske Bank AS                                             2.53         06/03/2008          1,581,346
      1,581,346   Deutsche Bank Repurchase Agreement - 102%
                  Collateralized by Money Market
                  Securities (Maturity Value $ 1,581,669)                    2.45         06/02/2008          1,581,346
      3,221,261   Deutsche Bank Repurchase Agreement - 102%
                  Collateralized by Mortgage-Backed
                  Securities (Maturity Value $ 3,221,892)                    2.35         06/02/2008          3,221,261
        439,263   Ebbets Funding LLC++                                       2.70         06/10/2008            438,933
        585,684   Enterprise Funding LLC++                                   2.47         06/19/2008            584,920
        585,684   Enterprise Funding LLC++                                   2.70         06/02/2008            585,596
        878,526   Erasmus Capital Corporation++                              2.47         06/02/2008            878,405
        119,597   Erasmus Capital Corporation++                              2.55         06/06/2008            119,546
        118,191   Erasmus Capital Corporation++                              2.60         06/10/2008            118,106
        585,684   Eureka Securitization Incorporated++                       2.47         06/06/2008            585,443
        600,326   Fairway Finance Corporation++                              2.43         06/11/2008            599,880
        585,684   Falcon Asset Securitization Corporation++                  2.41         06/24/2008            584,743
        439,263   Falcon Asset Securitization Corporation++                  2.47         06/02/2008            439,203
        544,686   Fortis Bank NY                                             2.50         06/05/2008            544,686
        585,684   Gemini Securitization Incorporated++                       2.53         06/20/2008            584,861
        622,289   Gemini Securitization Incorporated++                       2.73         06/03/2008            622,148
        468,547   General Electric Capital Assurance Company(+/-)            2.59         06/16/2008            468,547
        445,852   Govco Incorporated++                                       2.65         06/04/2008            445,721
        732,105   Grampian Funding Limited++                                 2.40         06/03/2008            731,958
        585,684   Grampian Funding Limited++                                 2.55         06/23/2008            584,730
      1,024,947   ING (USA) Annuity & Life Insurance
                  Company(+/-)(i)                                            2.59         10/16/2008          1,024,947
        402,160   Jupiter Securitization Corporation++                       2.45         06/03/2008            402,078
        585,684   Jupiter Securitization Corporation++                       2.47         06/05/2008            585,483
        292,842   Jupiter Securitization Corporation++                       2.60         06/04/2008            292,757
        585,684   Kitty Hawk Funding Corporation++                           2.45         06/12/2008            585,206
        439,263   Liberty Street Funding Corporation++                       2.50         06/02/2008            439,202
        380,695   Liberty Street Funding Corporation++                       2.59         06/13/2008            380,338
        190,347   Liberty Street Funding Corporation++                       2.75         06/05/2008            190,275

Portfolio of Investments--May 31, 2008        Wells Fargo Advantage Master Portfolios 137

INFLATION-PROTECTED BOND PORTFOLIO

   PRINCIPAL      SECURITY NAME                                          INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$       732,105   Mazarin Funding Corporation++(+/-)                         2.45%        08/04/2008     $      730,308
        732,105   MetLife Global Funding I++(+/-)                            2.43         10/21/2008            731,985
        585,684   Mont Blanc Capital Corporation++                           2.49         06/23/2008            584,752
        450,244   Morgan Stanley(+/-)                                        2.64         10/15/2008            449,980
        732,105   Natexis Banques Populaires++(+/-)                          2.74         09/08/2008            729,308
        292,842   Nieuw Amsterdam Receivables Corporation++                  2.45         06/25/2008            292,344
        293,457   Nieuw Amsterdam Receivables Corporation++                  2.55         06/04/2008            293,374
        705,398   Old Line Funding Corporation++                             2.58         06/09/2008            704,944
        585,684   Park Avenue Receivable Corporation++                       2.42         06/27/2008            584,621
        527,115   Picaros Funding LLC++                                      2.65         06/05/2008            526,921
        521,259   Premium Asset Trust++(+/-)(i)                              2.87         07/15/2008            520,876
        585,684   Ranger Funding Corporation++                               2.55         06/04/2008            585,518
        250,204   RBS Citizen (Grand Cayman) NA                              2.19         06/02/2008            250,204
        581,174   Regency Markets #1 LLC++                                   2.48         06/17/2008            580,493
        629,610   Royal Bank of Scotland plc                                 2.43         06/09/2008            629,228
        585,684   Scaldis Capital Limited++                                  2.50         06/26/2008            584,626
        585,684   Sheffield Receivables Corporation++                        2.50         06/16/2008            585,033
        585,684   Sheffield Receivables Corporation++                        2.55         06/04/2008            585,518
        578,363   Societe Generale North America Incorporated                2.61         06/06/2008            578,111
        585,684   Solitaire Funding LLC++                                    2.50         06/12/2008            585,196
      1,171,368   Stanfield Victoria Funding LLC++(+/-)\\(a)(i)              5.73         04/03/2008            960,522
        204,989   Surrey Funding Corporation++                               2.65         06/09/2008            204,854
        493,439   Surrey Funding Corporation++                               2.92         06/03/2008            493,319
        190,347   Surrey Funding Corporation                                 3.00         06/02/2008            190,316
        585,684   Thames Asset Global Securitization #1 Incorporated         2.57         06/16/2008            585,015
        585,684   Thunder Bay Funding Incorporated++                         2.50         06/27/2008            584,586
        585,684   Ticonderoga Funding Limited++                              2.40         06/17/2008            585,020
      2,928,419   Transamerica Occidental Life Insurance(+/-)(i)             2.58         10/31/2008          2,928,419
        585,684   Tulip Funding Corporation++                                2.45         06/25/2008            584,687
        732,105   UniCredito Italiano Bank (Ireland) Series LIB++(+/-)       2.65         10/08/2008            731,831
        146,421   Versailles CDS LLC++                                       2.85         06/05/2008            146,363
        351,410   Versailles CDS LLC++                                       3.00         06/03/2008            351,322
        732,105   Victoria Finance LLC++(+/-)\\(a)(i)                        2.55         08/07/2008            600,326
        732,105   Victoria Finance LLC++(+/-)\\(a)(i)                        5.56         05/02/2008            600,326
        585,684   Windmill Funding Corporation++                             2.50         06/16/2008            585,033
        258,989   Yorktown Capital LLC++                                     2.43         06/17/2008            258,692
        292,842   Yorktown Capital LLC++                                     2.53         06/19/2008            292,453

                                                                                                             72,689,773
                                                                                                         --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $ 79,393,549)                                                  78,780,885
                                                                                                         --------------

   SHARES
SHORT-TERM INVESTMENTS: 0.74%
      1,032,069   Wells Fargo Advantage Money Market Trust>+++                                                1,032,069
                                                                                                         --------------

138 Wells Fargo Advantage Master Portfolios   Portfolio of Investments--May 31, 2008

INFLATION-PROTECTED BOND PORTFOLIO

   PRINCIPAL      SECURITY NAME                                          INTEREST RATE   MATURITY DATE       VALUE
US TREASURY BILLS: 0.12%

$       200,000   US Treasury Bill\                                          1.35%        07/17/2008     $      199,560
                                                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS (COST $ 1,231,732)                                                               1,231,629
                                                                                                         --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $242,552,593)*                          146.74%                                                    $  246,040,691
Other Assets and Liabilities, Net             (46.74)                                                       (78,365,333)
                                              ------                                                     --------------
TOTAL NET ASSETS                              100.00%                                                    $  167,675,358
                                              ------                                                     --------------

& U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

<<    All or a portion of this security is on loan. (See Note 2)

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(+/-) Variable rate investments.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)   Illiquid security.

\     Zero coupon bond. Interest rate presented is yield to maturity.

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++   Short-term security of an affiliate of the Fund with a cost of $1,032,069.

* Cost for federal income tax purposes is $242,552,593 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                 $ 11,695,546
Gross unrealized depreciation                   (8,207,448)
                                              ------------
Net unrealized appreciation (depreciation)    $  3,488,098

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments--May 31, 2008        Wells Fargo Advantage Master Portfolios 139

MANAGED FIXED INCOME PORTFOLIO

   PRINCIPAL      SECURITY NAME                                          INTEREST RATE   MATURITY DATE       VALUE
AGENCY SECURITIES: 18.75%

FEDERAL HOME LOAN MORTGAGE CORPORATION: 2.47%
$     4,859,476   FHLMC #1G0157<<(+/-)                                       4.46%        03/01/2035     $    4,906,684
         10,755   FHLMC #410425(+/-)                                         7.13         09/01/2026             10,829
          5,699   FHLMC #410464(+/-)                                         7.13         11/01/2026              5,711
         96,226   FHLMC #606279(+/-)                                         6.29         02/01/2015             98,670
         39,198   FHLMC #846367(+/-)                                         7.05         04/01/2029             39,446
      1,079,650   FHLMC #A15838                                              5.50         12/01/2033          1,076,377
      2,199,530   FHLMC #A16678                                              5.50         12/01/2033          2,192,862
      9,250,379   FHLMC #E01653<<                                            4.50         06/01/2019          9,057,165
        900,865   FHLMC #E90248                                              6.00         06/01/2017            925,164
        804,964   FHLMC #E90573                                              6.00         07/01/2017            826,676

                                                                                                             19,139,584
                                                                                                         --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 16.03%
         13,133   FNMA #342042(+/-)                                          6.65         06/01/2025             13,215
          6,118   FNMA #344689(+/-)                                          7.15         11/01/2025              6,156
         31,027   FNMA #344692(+/-)                                          6.22         10/01/2025             31,081
         39,412   FNMA #347712(+/-)                                          7.13         06/01/2026             40,267
      4,515,401   FNMA #386890                                               3.99         04/01/2011          4,460,260
        268,683   FNMA #557072(+/-)                                          5.92         06/01/2040            269,882
        873,426   FNMA #656566                                               5.50         04/01/2018            883,760
      2,458,289   FNMA #678939                                               5.50         02/01/2018          2,487,376
        351,325   FNMA #701350                                               5.50         04/01/2018            355,482
      2,631,521   FNMA #725772<<                                             5.00         09/01/2034          2,544,599
      2,424,355   FNMA #731996(+/-)                                          3.99         09/01/2033          2,458,086
      1,930,942   FNMA #739757<<(+/-)                                        4.00         08/01/2033          1,962,387
      5,480,149   FNMA #741305<<                                             5.00         09/01/2018          5,455,938
      1,635,696   FNMA #741458(+/-)                                          4.44         10/01/2033          1,642,010
      5,784,653   FNMA #765178<<                                             5.00         01/01/2019          5,759,096
      1,230,733   FNMA #765769                                               5.00         02/01/2019          1,225,296
        491,722   FNMA #783245(+/-)                                          5.28         04/01/2034            491,690
      1,569,115   FNMA #783251<<(+/-)                                        5.72         04/01/2044          1,569,035
      5,971,393   FNMA #789463<<(+/-)                                        4.36         06/01/2034          6,016,418
        382,485   FNMA #795922                                               5.00         01/01/2020            382,349
        740,153   FNMA #797166                                               5.00         01/01/2020            738,502
        787,336   FNMA #797743                                               5.00         02/01/2020            785,580
        835,192   FNMA #797769                                               5.00         03/01/2020            833,329
      5,329,794   FNMA #801908                                               5.00         11/01/2019          5,306,247
      1,404,226   FNMA #805346                                               5.00         01/01/2020          1,401,094
        611,550   FNMA #806249                                               5.00         01/01/2020            610,186
        395,642   FNMA #806250                                               5.00         01/01/2020            395,501
      1,691,810   FNMA #809071                                               5.00         04/01/2020          1,688,036
        552,257   FNMA #809561                                               5.00         02/01/2020            551,025
      3,400,086   FNMA #834933<<(+/-)                                        5.03         07/01/2035          3,438,512
      5,000,000   FNMA #874331                                               5.43         02/01/2037          5,060,399
      1,000,000   FNMA #874479                                               5.59         04/01/2017            990,774
      5,702,700   FNMA #874542                                               5.60         06/01/2017          5,710,622
      6,291,989   FNMA #880156                                               5.50         02/01/2036          6,197,255
      3,678,420   FNMA #901922<<(+/-)                                        5.79         10/01/2036          3,762,793
     50,000,000   FNMA TBA%%                                                 4.50         06/01/2033         48,640,600

                                                                                                            124,164,838
                                                                                                         --------------

140 Wells Fargo Advantage Master Portfolios   Portfolio of Investments--May 31, 2008

MANAGED FIXED INCOME PORTFOLIO

   PRINCIPAL      SECURITY NAME                                          INTEREST RATE   MATURITY DATE       VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.25%
$       140,230   GNMA #345066                                               6.50%        10/15/2023     $      145,716
         95,867   GNMA #346960                                               6.50         12/15/2023             99,617
         87,851   GNMA #354692                                               6.50         11/15/2023             91,288
        159,929   GNMA #361398                                               6.50         01/15/2024            166,187
        142,537   GNMA #366641                                               6.50         11/15/2023            148,114
         76,064   GNMA #473918                                               7.00         04/15/2028             81,496
        414,750   GNMA #531436                                               7.00         06/15/2042            426,963
          8,768   GNMA #531965                                               7.72         12/15/2041              9,119
        293,095   GNMA #533858                                               7.35         06/15/2042            304,176
        417,612   GNMA #780626                                               7.00         08/15/2027            440,919

                                                                                                              1,913,595
                                                                                                         --------------

TOTAL AGENCY SECURITIES (COST $ 145,154,960)                                                                145,218,017
                                                                                                         --------------

ASSET BACKED SECURITIES: 7.61%
      3,658,402   Chase Funding Mortgage Loan Series 2002-1 Class 1A5        6.60         02/25/2032          3,606,569
      3,500,000   Citicorp Residential Mortgage Securities
                   Series 2007-2 Class A6                                    6.27         06/25/2037          3,325,389
      7,250,000   College Loan Corporation Trust Series 2006-1
                   Class AIO(c)(i)                                           10.00        07/25/2008            110,200
      5,000,000   College Loan Corporation Trust Series 2006-A
                   Class A3(+/-)                                             3.42         10/25/2025          4,830,361
      4,000,000   Countrywide Asset Backed Certificates Series 2006-S4
                   Class A6(+/-)(i)                                          5.83         07/25/2034          2,869,518
      2,000,000   Countrywide Asset Backed Certificates Series 2007-S2
                   Class A6(+/-)(i)                                          5.78         05/25/2037          1,170,407
      1,414,187   Countrywide Home Equity Loan Trust Series 2005-G
                   Class2A(+/-)(i)                                           2.74         12/15/2035            658,007
      4,999,999   CPS Auto Trust Series 2006-D Class A4++                    5.12         08/15/2013          4,700,854
      2,310,000   Crown Castle Towers LLC Series 2005-1A Class AFX++         4.64         06/15/2035          2,282,973
        521,801   GMAC Mortgage Corporation Loan Trust Series 2005-HE1
                   Class A1VN(+/-)(i)                                        2.61         08/25/2035            489,971
      1,349,257   Green Tree Financial Corporation Series 1997-7
                   Class A8(+/-)                                             6.86         07/15/2029          1,365,085
        341,409   GSAMP Trust Series 2005-SEA1 Class A(+/-)++                2.73         04/25/2035            334,803
      2,653,863   HFC Home Equity Loan Asset Backed Certificates
                   Series 2005-2 Class A1(+/-)                               2.75         01/20/2035          2,399,197
      1,325,000   Household Home Equity Loan Trust Series 2007-2
                   Class A4(+/-)                                             2.78         07/20/2036            827,335
      2,000,000   Household Home Equity Loan Trust Series 2007-3
                   Class A3(+/-)                                             3.63         11/20/2036          1,944,270
      3,800,000   KeyCorp Student Loan Trust Series 1999-B
                   Class CTFS(+/-)                                           3.81         11/25/2036          3,551,100
      3,270,000   KeyCorp Student Loan Trust Series 2006-A
                   Class 2A2(+/-)                                            4.94         06/27/2025          2,932,201
      5,000,000   National Collegiate Student Loan Trust Series 2006-2
                   Class AIO(c)(i)                                           6.00         08/25/2011            799,000
      4,000,000   Onyx Acceptance Grantor Trust Series 2005-B Class A4       4.34         05/15/2012          3,750,873
      3,037,135   RAAC Series 2007-RP4 Class A(+/-)(i)++                     2.74         06/25/2037          2,808,743
      3,000,000   SLM Student Loan Trust Series 2003-1
                   Class A5B(+/-)++                                          3.25         12/15/2032          2,769,375
      4,000,000   SLM Student Loan Trust Series 2006-C Class A2(+/-)         2.85         09/15/2020          3,810,077
      1,542,962   Terwin Mortgage Trust Series 2006-2HGS
                   Class A1(+/-)(i)++                                        4.50         02/28/2036            523,392
      6,000,000   Triad Auto Receivables Owner Trust Series 2006-A
                   Class A4                                                  4.88         04/12/2013          5,789,396
      1,857,525   Wachovia Asset Securitization Incorporated Series
                   2007-HE2A Class A(+/-)(i)++                               2.52         07/25/2037          1,316,056

TOTAL ASSET BACKED SECURITIES (COST $ 66,356,705)                                                            58,965,152
                                                                                                         --------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 30.07%
      5,164,955   Adjustable Rate Mortgage Trust Series 2007-2
                   Class 2A1(+/-)(i)                                         3.11         06/25/2037          4,051,020
      4,000,000   Banc of America Commercial Mortgage Incorporated
                   Series 2005-6 Class A4(+/-)                               5.18         09/10/2047          3,920,978
      4,260,000   Banc of America Commercial Mortgage Incorporated
                   Series 2005-6 Class ASB(+/-)                              5.18         09/10/2047          4,151,712
      6,000,000   Bear Stearns Commercial Mortgage Securities
                   Incorporated Series 2005-PW10Class AAB                    5.38         12/11/2040          5,895,162
      5,120,000   Bear Stearns Commercial Mortgage Securities
                   Incorporated Series 2006-PW11Class AAB(+/-)               5.46         03/11/2039          5,036,645
      3,995,000   Citigroup Commercial Mortgage Trust Series 2005-C3
                   Class ASB                                                 4.76         05/15/2043          3,860,471
      3,400,000   Citigroup Deutsche Bank Commercial Mortgage Trust
                   Series 2005-CD1 Class A4(+/-)                             5.23         07/15/2044          3,342,856
      3,000,000   Citigroup Deutsche Bank Commercial Mortgage Trust
                   Series 2007-CD4 Class ASB                                 5.28         12/11/2049          2,888,962
      1,782,985   Countrywide Alternative Loan Trust Series 2005-27
                   Class 3A1(+/-)                                            5.30         08/25/2035          1,485,583
      1,748,013   Countrywide Home Loans Series 2004-R1 Class 2A++           6.50         11/25/2034          1,699,419

Portfolio of Investments--May 31, 2008        Wells Fargo Advantage Master Portfolios 141

MANAGED FIXED INCOME PORTFOLIO

   PRINCIPAL      SECURITY NAME                                          INTEREST RATE   MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$     4,141,186   Countrywide Home Loans Series 2005-R1
                   Class 1AF1(+/-)++                                         2.75%        03/25/2035     $    3,699,621
      3,355,470   Countrywide Home Loans Series 2005-R3
                   Class AF(+/-)++                                           3.00         09/25/2035          2,945,668
      2,343,795   Countrywide Home Loans Series 2006-OA5
                   Class 1A1(+/-)(i)                                         2.59         04/25/2036          1,847,481
      1,834,489   Credit Suisse First Boston Mortgage Securities
                   Corporation Series 2004-AR5 Class 10A1(+/-)               5.01         05/01/2034          1,830,843
      5,000,000   Credit Suisse First Boston Mortgage Securities
                   Corporation Series 2005-C1 Class AAB                      4.82         02/15/2038          4,890,780
      4,500,000   Credit Suisse Mortgage Capital Certification
                   Series 2007-C1 Class AAB                                  5.34         02/15/2040          4,342,610
      3,225,000   Fannie Mae-Aces Series 2006-M2 Class A2F(+/-)              5.26         05/25/2020          3,126,315
     10,107,617   FHLMC Series 1675 Class KZ                                 6.50         02/15/2024         10,615,388
      5,260,077   FHLMC Series 2358 Class PD                                 6.00         09/15/2016          5,448,115
      4,140,774   FHLMC Series 2416 Class PE                                 6.00         10/15/2021          4,249,008
        805,345   FHLMC Series 2439 Class LG                                 6.00         09/15/2030            817,610
      1,013,917   FHLMC Structured Pass-Through Securities
                   Series T-20 Class A6                                      7.99         09/25/2029          1,011,796
      2,489,108   FHLMC Structured Pass-Through Securities
                   Series T-58 Class 4A                                      7.50         09/25/2043          2,629,120
        545,766   FNMA Grantor Trust Series 2002-T4 Class A2                 7.00         12/25/2041            576,666
      2,667,762   FNMA Grantor Trust Series 2004-T2 Class 1A1                6.00         11/25/2034          2,718,030
      3,457,485   FNMA Grantor Trust Series 2004-T3 Class A1                 6.00         02/25/2044          3,549,320
         10,508   FNMA Series 1988-5 Class Z                                 9.20         03/25/2018             11,081
      5,612,352   FNMA Series 2002-6 Class PD<<                              6.00         02/25/2017          5,805,420
      3,417,344   FNMA Series 2002-9 Class PC<<                              6.00         03/25/2017          3,540,003
      1,179,626   FNMA Series 2002-90 Class A2                               6.50         11/25/2042          1,227,593
      2,766,906   FNMA Series 2003-86 Class PT<<                             4.50         09/25/2018          2,748,772
      5,025,382   FNMA Series 2003-97 Class CA<<                             5.00         10/25/2018          5,078,521
        903,419   FNMA Series 2003-W4 Class 3A                               7.00         10/25/2042            937,002
        562,485   FNMA Series 2004-W1 Class 2A2                              7.00         12/25/2033            595,939
      5,335,463   FNMA Whole Loan Series 2002-W4 Class A4                    6.25         05/25/2042          5,566,567
      3,052,741   FNMA Whole Loan Series 2004-W11 Class 1A3                  7.00         05/25/2044          3,249,329
      1,598,481   FNMA Whole Loan Series 2004-W8 Class 3A                    7.50         06/25/2044          1,724,515
      4,000,000   GE Capital Commercial Mortgage Corporation
                   Series 2005-C2 Class AAB                                  4.87         05/10/2043          3,894,844
      3,275,000   GE Capital Commercial Mortgage Corporation
                   Series 2005-C3 Class AAB                                  4.94         07/10/2045          3,164,046
     12,953,725   GNMA Series 2003-38 Class JC(+/-)                          7.05         08/16/2042         13,721,330
      5,520,000   Greenwich Capital Commercial Funding Corporation
                   Series 2003-C1 Class A4                                   4.11         07/05/2035          5,206,981
         65,410   Harborview Mortgage Loan Trust Series 2004-11
                   Class 3A2A(+/-)                                           2.84         01/19/2035             58,074
      5,965,000   JPMorgan Chase Commercial Mortgage Securities
                   Corporation Series 2003-ML1A Class A2                     4.77         03/12/2039          5,792,199
      5,550,000   JPMorgan Chase Commercial Mortgage Securities
                   Corporation Series 2005-LDP5 Class ASB(+/-)               5.17         12/15/2044          5,444,447
      5,385,000   JPMorgan Chase Commercial Mortgage Securities
                   Corporation Series 2006-LDP6 Class ASB(+/-)               5.49         04/15/2043          5,283,260
      2,720,000   JPMorgan Chase Commercial Mortgage Securities
                   Corporation Series 2006-LDP7Class ASB(+/-)                5.88         04/15/2045          2,718,403
        914,504   Lehman Brothers Small Balance Commercial
                   Series 2006-1A Class 3A1(+/-)++                           5.68         04/25/2031            922,233
      5,500,000   Lehman Brothers UBS Commercial Mortgage Trust
                   Series 2003-C1 Class A4                                   4.39         03/15/2032          5,368,891
      3,889,414   Lehman XS Trust Series 2007-5 Class P3(+/-)(i)             6.45         05/25/2037          2,917,691
      3,467,402   Lehman XS Trust Series 2007-6W Class A3(+/-)(i)            2.71         05/25/2037          1,928,916
         50,521   LF Rothschild Mortgage Trust Series 2 Class Z              9.95         08/01/2017             55,833
      6,000,000   Merrill Lynch Mortgage Trust Series 2005-CKI1
                   Class ASB(+/-)                                            5.24         11/12/2037          5,889,008
      4,550,000   Merrill Lynch Mortgage Trust Series 2005-MCP1
                   Class ASB(+/-)                                            4.67         06/12/2043          4,389,988
        861,137   NationsLink Funding Corporation Series 1999-SI
                   Class D(+/-)                                              7.56         11/10/2030            860,285
      2,625,416   Nomura Asset Acceptance Corporation Series 2004-R2
                   Class A1(+/-)++                                           6.50         10/25/2034          2,653,501
      4,000,000   Reverse Mortgage Trust Series 2007-1 Class A(+/-)++        2.79         07/12/2042          3,900,800
        995,797   Sequoia Mortgage Trust Series 10 Class 1A(+/-)             2.88         10/20/2027            952,599
        610,723   Small Business Administration Participation
                   Certificates Series 2003-P10A Class 1                     4.52         02/10/2013            601,530
      1,273,188   Small Business Administration Participation
                   Certificates Series 2006-20H Class 1                      5.70         08/01/2026          1,302,841
      8,654,893   Small Business Administration Participation
                   Certificates Series 2006-P10A Class 1                     5.41         02/10/2016          8,728,065
      7,155,722   Small Business Administration Participation
                   Certificates Series 2006-P10B Class 1                     5.68         08/01/2016          7,288,086
      3,087,380   Structured Asset Securities Corporation
                   Series 2007-RM1 Class A1(+/-)(i)++                        2.67         05/25/2047          2,240,762

142 Wells Fargo Advantage Master Portfolios   Portfolio of Investments--May 31, 2008

MANAGED FIXED INCOME PORTFOLIO

   PRINCIPAL      SECURITY NAME                                          INTEREST RATE   MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$     4,000,000   Wachovia Bank Commercial Mortgage Trust
                   Series 2005-C16 Class A4(+/-)                             4.85%        10/15/2041     $    3,857,338
      3,386,392   Washington Mutual Commercial Mortgage Securities
                   Trust Series 2007-SL3 Class A1(+/-)++                     5.94         03/23/2045          2,865,904
      1,279,200   Washington Mutual Mortgage Pass-Through Certificates
                   Series 2005-AR6 Class 2A1A(+/-)                           2.62         04/25/2045          1,056,919
      4,501,193   Washington Mutual Mortgage Pass-Through Certificates
                   Series 2005-C3 Class A4(+/-)                              4.81         07/25/2047          2,950,982
      2,870,268   Washington Mutual Mortgage Pass-Through Certificates
                   Series 2006-AR13 Class 1A(+/-)                            4.67         10/25/2046          2,238,814
      2,765,107   Washington Mutual Mortgage Pass-Through Certificates
                   Series 2006-AR3 Class A1A(+/-)                            4.79         02/25/2046          2,131,789
      2,060,515   Washington Mutual Mortgage Pass-Through Certificates
                   Series 2006-AR4 Class DA(+/-)(i)                          4.76         06/25/2046          1,337,892

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $ 243,589,032)                                              232,840,172
                                                                                                         --------------

CORPORATE BONDS & NOTES: 25.13%

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
 MATERIALS: 0.08%
        675,000   Phillips-Van Heusen                                        7.75         11/15/2023            648,646
                                                                                                         --------------

AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.31%
      2,500,000   Ryder System Incorporated Series MTN                       5.85         03/01/2014          2,404,935
                                                                                                         --------------

BUSINESS SERVICES: 0.78%
      1,000,000   Fiserv Incorporated                                        6.13         11/20/2012          1,007,514
        375,000   Iron Mountain Incorporated                                 8.63         04/01/2013            380,625
      2,350,000   NCR Corporation                                            7.13         06/15/2009          2,384,961
        150,000   SunGard Data Systems Incorporated                          4.88         01/15/2014            133,313
      2,120,000   Thompson Corporation                                       6.20         01/05/2012          2,137,908

                                                                                                              6,044,321
                                                                                                         --------------

CHEMICALS & ALLIED PRODUCTS: 0.39%
        415,000   Church & Dwight Companies Incorporated                     6.00         12/15/2012            408,775
        794,000   Olin Corporation                                           6.75         06/15/2016            795,985
        400,000   Sensient Technologies                                      6.50         04/01/2009            400,296
      1,500,000   Valspar Corporation                                        5.10         08/01/2015          1,386,470

                                                                                                              2,991,526
                                                                                                         --------------

COMMUNICATIONS: 0.25%
      1,000,000   Cox Communications Incorporated                            4.63         01/15/2010            992,236
        500,000   L3 Communications Corporation                              7.63         06/15/2012            509,375
        450,000   Qwest Corporation                                          7.88         09/01/2011            457,875

                                                                                                              1,959,486
                                                                                                         --------------

DEPOSITORY INSTITUTIONS: 7.38%
      4,400,000   Associated Bancorp                                         6.75         08/15/2011          4,569,796
      2,100,000   BAC Capital Trust XIV(+/-)                                 5.63         12/31/2049          1,704,933
      6,839,000   Bank of America Capital III(+/-)                           4.83         01/15/2027          5,444,870
      2,000,000   BB&T Capital Trust IV(+/-)                                 6.82         06/12/2049          1,745,860
      2,000,000   BNP Paribas Capital Trust(+/-)++                           9.00         12/30/2049          2,093,400
      2,000,000   Chase Capital VI(+/-)                                      3.86         08/01/2028          1,471,728
      1,860,000   Chevy Chase Bank FSB                                       6.88         12/01/2013          1,736,775
      1,685,000   Citigroup Incorporated                                     6.13         11/21/2017          1,665,597
      4,000,000   City National Bank                                         6.75         09/01/2011          4,149,384
      2,778,000   Colonial Bank NA Montgomery AL                             6.38         12/01/2015          2,345,521
      1,700,000   Compass Bank                                               6.40         10/01/2017          1,637,092
        750,000   Corestates Capital Trust II(+/-)++                         4.91         01/15/2027            667,841
      2,250,000   Deutsche Bank Capital Funding Trust VII(+/-)++             5.63         12/31/2049          1,921,349
        500,000   First Citizens Bancorp++                                   6.80         04/01/2015            490,163
      4,500,000   HSBC Capital Funding LP(+/-)++                             4.61         12/29/2049          3,954,929
      1,000,000   JPMorgan Chase Capital XVIII                               6.95         08/17/2036            914,346
      2,900,000   National Capital Commerce Incorporated(+/-)                3.68         04/01/2027          2,278,240

Portfolio of Investments--May 31, 2008        Wells Fargo Advantage Master Portfolios 143

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                     INTEREST RATE   MATURITY DATE      VALUE
DEPOSITORY INSTITUTIONS (continued)
$   450,000   NTC Capital Trust Series A(+/-)                                       4.78%         01/15/2027    $    412,401
  2,500,000   PNC Funding Corporation                                               7.50          11/01/2009       2,584,568
  3,775,000   Rabobank Capital Funding II(+/-)++                                    5.26          12/29/2049       3,443,366
  2,350,000   RBS Capital Trust(+/-)                                                5.51          09/29/2049       2,031,984
  2,875,000   TCF National Bank(+/-)                                                5.00          06/15/2014       2,882,300
  1,000,000   TCF National Bank                                                     5.50          02/01/2016       1,013,823
  4,000,000   UBS Preferred Funding Trust V Series 1(+/-)                           6.24          05/15/2049       3,486,552
  1,250,000   USB Capital IX(+/-)                                                   6.19          03/29/2049       1,050,000
  1,900,000   Wachovia Capital Trust I(+/-)                                         5.80          08/29/2049       1,453,500

                                                                                                                  57,150,318
                                                                                                                ------------

EDUCATIONAL SERVICES: 0.37%
  2,235,000   Massachusetts Institute of Technology                                 7.25          11/02/2049       2,858,167
                                                                                                                ------------

ELECTRIC, GAS & SANITARY SERVICES: 1.70%
  1,000,000   Connecticut Light & Power                                             5.38          03/01/2017         974,621
  2,600,000   Duke Energy Field Services LLC                                        7.88          08/16/2010       2,750,277
  3,000,000   Great River Energy++                                                  5.83          07/01/2017       2,977,260
    630,000   Massey Energy Company                                                 6.63          11/15/2010         628,425
  1,875,000   Nevada Power Company Series O                                         6.50          05/15/2018       1,909,667
    750,000   NGPL Pipeco LLC++                                                     6.51          12/15/2012         766,475
  3,000,000   Peoples Energy Corporation                                            6.90          01/15/2011       3,141,348

                                                                                                                  13,148,073
                                                                                                                ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
 EQUIPMENT: 0.98%
  2,500,000   BAE Systems Holdings Incorporated++                                   6.40          12/15/2011       2,563,693
    350,000   Flextronics International                                             6.25          11/15/2014         334,250
    350,000   Jabil Circuit Incorporated++                                          8.25          03/15/2018         343,875
  2,500,000   Mettler Toledo International Incorporated                             4.85          11/15/2010       2,568,170
    275,000   Moog Incorporated                                                     6.25          01/15/2015         265,375
  1,638,329   Tenaska Alabama II Partners LP++                                      7.00          06/30/2021       1,518,639

                                                                                                                   7,594,002
                                                                                                                ------------

ENGINEERING,  ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 0.11%
    860,000   US Oncology Incorporated                                              9.00          08/15/2012         869,675
                                                                                                                ------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.07%
    525,000   Valmont Industries Incorporated                                       6.88          05/01/2014         525,000
                                                                                                                ------------

FOOD & KINDRED PRODUCTS: 0.97%
  1,764,000   Conagra Foods Incorporated                                            7.88          09/15/2010       1,885,284
    600,000   Constellation Brands Incorporated                                     7.25          05/15/2017         592,500
  2,500,000   Kellogg Company                                                       6.60          04/01/2011       2,629,200
  1,600,000   Kraft Foods Incorporated                                              6.25          06/01/2012       1,639,602
    750,000   McCormick & Company                                                   5.76          12/15/2017         744,467

                                                                                                                   7,491,053
                                                                                                                ------------

FURNITURE & FIXTURES: 0.19%
  1,450,000   Steelcase Incorporated                                                6.50          08/15/2011       1,451,015
                                                                                                                ------------

HEALTH SERVICES: 0.84%
  3,650,000   American Association of Retired Persons++                             7.50          05/01/2031       4,538,669
  2,000,000   Schering-Plough Corporation                                           6.00          09/15/2017       1,979,216

                                                                                                                   6,517,885
                                                                                                                ------------

144 Wells Fargo Advantage Master Portfolios    Portfolio of Investments--May 31, 2008

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                    INTEREST RATE   MATURITY DATE      VALUE
HOLDING & OTHER INVESTMENT OFFICES: 0.86%
$   400,000   Liberty Property LP                                                   6.63%        10/01/2017    $    373,963
  3,008,000   Manufacturers & Traders Trust Company(+/-)                            5.59         12/28/2020       2,704,324
  2,250,000   National City Bank of Columbus Series 4                               7.25         07/15/2010       2,204,550
    250,000   National City Bank of Kentucky Series BKNT                            6.30         02/15/2011         233,026
  1,275,000   Realty Income Corporation                                             6.75         08/15/2019       1,173,357

                                                                                                                  6,689,220
                                                                                                               ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.55%
  1,100,000   Actuant Corporation                                                   6.88         06/15/2017       1,102,750
  1,425,000   Black & Decker                                                        5.75         11/15/2016       1,365,217
    575,000   Briggs & Stratton Corporation                                         8.88         03/15/2011         592,250
    625,000   Scientific Games Corporation                                          6.25         12/15/2012         601,563
    625,000   Unisys Corporation                                                    6.88         03/15/2010         603,125

                                                                                                                  4,264,905
                                                                                                               ------------

INSURANCE AGENTS, BROKERS & SERVICE: 0.82%
  1,520,000   Aegon NV                                                              4.75         06/01/2013       1,472,681
  2,000,000   Allstate Financial Global Funding++                                   6.50         06/14/2011       2,073,402
  2,670,000   NLV Financial Corporation++                                           7.50         08/15/2033       2,767,121

                                                                                                                  6,313,204
                                                                                                               ------------

INSURANCE CARRIERS: 3.20%
  2,675,000   Blue Cross & Blue Shield of Florida++                                 8.25         11/15/2011       2,829,612
  3,200,000   John Hancock Global Funding II++                                      7.90         07/02/2010       3,417,398
    750,000   Lincoln National Corporation                                          6.20         12/15/2011         762,807
  1,700,000   MetLife Global Funding++                                              5.13         11/09/2011       1,715,043
  4,450,000   Minnesota Life Insurance Company++                                    8.25         09/15/2025       5,330,312
  2,730,000   Monumental Global Funding II++                                        4.63         03/15/2010       2,732,465
  2,900,000   New York Life Global Funding++                                        5.38         09/15/2013       2,918,679
  2,145,000   Principal Life Global Funding I++                                     6.25         02/15/2012       2,243,734
  1,385,000   Safeco Corporation                                                    4.88         02/01/2010       1,373,492
  1,415,000   WR Berkley Corporation                                                5.13         09/30/2010       1,413,278

                                                                                                                 24,736,820
                                                                                                               ------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
 & OPTICAL GOODS: 0.07%
    589,000   Bio-Rad Laboratories Incorporated                                     6.13         12/15/2014         565,440
                                                                                                               ------------

MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.48%
  3,300,000   General Electric Company                                              5.00         02/01/2013       3,333,591
    360,000   Honeywell International Incorporated                                  6.13         11/01/2011         379,498

                                                                                                                  3,713,089
                                                                                                               ------------

MISCELLANEOUS RETAIL: 0.14%
    600,000   AmeriGas Partners LP                                                  7.25         05/20/2015         583,500
    545,000   Lamar Media Corporation<<                                             6.63         08/15/2015         513,663

                                                                                                                  1,097,163
                                                                                                               ------------
MOTION PICTURES: 0.53%
  3,000,000   Time Warner Incorporated                                              6.75         04/15/2011       3,077,664
    985,000   Viacom Incorporated                                                   7.70         07/30/2010       1,031,175

                                                                                                                  4,108,839
                                                                                                               ------------

Portfolio of Investments--May 31, 2008       Wells Fargo Advantage Master Portfolios 145

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                INTEREST RATE   MATURITY DATE      VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.37%
$ 2,750,000   Ford Motor Credit Company                                         7.38%        10/28/2009    $ 2,678,360
    200,000   General Motors Acceptance Corporation(+/-)                        7.56         12/01/2014        144,190

                                                                                                             2,822,550
                                                                                                           -----------

OIL & GAS EXTRACTION: 0.40%
  1,350,000   Chesapeake Energy Corporation                                     7.50         06/15/2014      1,358,438
    150,000   Chesapeake Energy Corporation                                     6.38         06/15/2015        143,625
    400,000   Markwest Energy Partners/Finance Corporation                      6.88         11/01/2014        389,000
    700,000   Parker Drilling Company                                           9.63         10/01/2013        738,500
    440,000   Range Resources Corporation                                       7.38         07/15/2013        446,600

                                                                                                             3,076,163
                                                                                                           -----------

PAPER & ALLIED PRODUCTS: 0.09%
    680,000   Rock-Tenn Company                                                 8.20         08/15/2011        707,200
                                                                                                           -----------

PERSONAL SERVICES: 0.05%
    400,000   Services Corporate International                                  7.38         10/01/2014        402,000
                                                                                                           -----------

PETROLEUM REFINING & RELATED INDUSTRIES: 0.18%
  1,210,000   Frontier Oil Corporation                                          6.63         10/01/2011      1,191,850
    225,000   Tesoro Corporation                                                6.63         11/01/2015        206,719

                                                                                                             1,398,569
                                                                                                           -----------

PRIMARY METAL INDUSTRIES: 0.09%
    275,000   Century Aluminum Company                                          7.50         08/15/2014        273,625
    100,000   International Steel Group                                         6.50         04/15/2014        100,933
    295,000   Steel Dynamics++                                                  7.38         11/01/2012        297,213

                                                                                                               671,771
                                                                                                           -----------

REAL ESTATE: 0.46%
  1,300,000   Housing Urban Development Series 04-A                             5.08         08/01/2013      1,356,391
    500,000   Realty Income Corporation                                         5.50         11/15/2015        447,230
    500,000   Rouse Company                                                     5.38         11/26/2013        416,220
  1,250,000   Shurgard Storage Centers                                          7.75         02/22/2011      1,330,466

                                                                                                             3,550,307
                                                                                                           -----------

REAL ESTATE INVESTMENT TRUSTS (REITS): 0.72%
  2,500,000   Developers Diversified Realty Corporation                         3.88         01/30/2009      2,468,480
    800,000   Host Marriott LP                                                  7.13         11/01/2013        792,000
    800,000   ProLogis Trust                                                    5.25         11/15/2010        799,934
  1,500,000   Simon Property Group LP                                           5.75         05/01/2012      1,504,296

                                                                                                             5,564,710
                                                                                                           -----------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.06%
  2,750,000   Charles Schwab Corporation                                        6.38         09/01/2017      2,803,391
  1,500,000   Goldman Sachs Capital II(+/-)                                     5.79         12/29/2049      1,126,895
    500,000   Merrill Lynch & Company                                           6.05         08/15/2012        494,631
    500,000   Merrill Lynch & Company                                           6.05         05/16/2016        470,061
  3,250,000   Morgan Stanley                                                    6.75         04/15/2011      3,324,302

                                                                                                             8,219,280
                                                                                                           -----------

SOCIAL SERVICES: 0.01%
    100,000   Service Corporation International                                 7.88         02/01/2013         99,500

146 Wells Fargo Advantage Master Portfolios    Portfolio of Investments--May 31, 2008

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
TRANSPORTATION BY AIR: 0.40%
$  2,879,790   FedEx Corporation Series 97-B                                         7.52%        01/15/2018    $   3,066,737
                                                                                                                -------------

TRANSPORTATION EQUIPMENT: 0.11%
     860,000   Navistar International Corporation<<(i)                               7.50         06/15/2011          863,698
                                                                                                                -------------

WHOLESALE TRADE NON-DURABLE GOODS: 0.06%
     525,000   Stewart Enterprises                                                   6.25         02/15/2013          497,438
                                                                                                                -------------

WHOLESALE TRADE-DURABLE GOODS: 0.06%
     500,000   Ace Hardware Corporation++                                            9.13         06/01/2016          480,000
                                                                                                                -------------

TOTAL CORPORATE BONDS & NOTES (COST $199,040,541)                                                                 194,562,705
                                                                                                                -------------

FOREIGN CORPORATE BONDS: 1.57%
   2,000,000   Barclays Bank plc(+/-)++                                              5.93         12/15/2016        1,714,034
   2,245,000   Barclays Bank plc(+/-)++                                              8.55         09/29/2049        2,283,390
   2,750,000   ConocoPhillips (Canada)                                               5.63         10/15/2016        2,815,153
   1,229,000   Delhaize Group                                                        6.50         06/15/2017        1,258,433
     200,000   Ispat Inland Incorporated                                             9.75         04/01/2014          213,834
   1,100,000   Pearson plc (UK) Private Placement++                                  7.00         06/15/2011        1,142,260
   2,500,000   SABMiller plc++                                                       6.20         07/01/2011        2,549,493
     150,000   Seagate Technology HDD Holdings                                       6.38         10/01/2011          147,750

TOTAL FOREIGN CORPORATE BONDS@ (COST $12,382,879)                                                                  12,124,347
                                                                                                                -------------

MUNICIPAL BONDS & NOTES: 8.31%
   1,000,000   City of Chicago IL Series C (Property Tax Revenue LOC)                4.88         01/01/2015          986,200
   1,000,000   City of Chicago IL Taxable Series D (MBIA Insured)                    5.44         01/01/2024          968,260
   1,500,000   Connecticut State Property Tax Revenue (Other Revenue)                5.69         03/15/2023        1,444,710
   2,500,000   Duke University Taxable Series A (GO of University)                   5.85         04/01/2037        2,464,475
   5,030,000   Hudson County NJ Improvement Authority Facilities Leasing
                Revenue (FSA Insured)                                                7.40         12/01/2025        6,108,181
   5,160,000   Indiana Bond Bank State Revenue School Severance Fund
                8-A (FGIC Insured)                                                   4.73         01/15/2014        4,975,014
   1,125,000   Indiana State Housing & Community Development Authority
                Series A-2 (SFMR)                                                    5.51         01/01/2039        1,117,001
   4,935,000   Indiana State Housing & Community Development Authority
                SFMR Series D-2 (Housing Revenue, GNMA/FNMA Insured)                 5.41         07/01/2038        4,867,193
   1,215,000   Kentucky Housing Corporation Housing Revenue Series D                 5.15         01/01/2013        1,217,892
     440,000   Kentucky Housing Corporation Housing Revenue Series D                 5.21         01/01/2014          439,138
     965,000   Kentucky Housing Corporation Housing Revenue Series D                 5.75         07/01/2037          962,443
   1,095,000   Kentucky Housing Corporation Housing Revenue Series J                 5.92         07/01/2034        1,100,376
   2,210,000   Loyola University Illinois Series C Revenue Bonds                     4.80         07/01/2013        2,176,585
   1,960,000   Minnesota State Housing Finance Agency Residential
                Housing Finance Series H                                             5.85         07/01/2036        2,032,285
   4,390,000   Minnesota State Housing Finance Agency Residential
                Housing Finance Series J                                             6.13         07/01/2038        4,410,765
   2,455,000   New York State Environmental Facilities Corporation State
                Personal Income Tax Revenue Series B                                 4.90         12/15/2011        2,487,259
   1,500,000   Ohio County West Virginia County Common Special District
                Excise Tax Revenue Series A                                          8.25         03/01/2035        1,519,155
   4,000,000   Ohio State Housing Finance Agency Residential Mortgage
                Revenue Series K                                                     5.97         03/01/2029        4,007,560
   2,390,000   Ohio State Housing Finance Agency Residential Mortgage
                Revenue Series O (GNMA/FNMA Insured)                                 5.47         09/01/2025        2,368,825
   2,875,000   Pennsylvania Housing Finance Agency SFMR Series 93C                   5.84         04/01/2037        2,891,330
   2,000,000   State of New Hampshire HFA SFMR Series D                              5.53         07/01/2037        1,985,780
   7,700,000   State of Texas Brazos Higher Education Authority
                Incorporated Series 2005-4 Class A5(+/-)ss.                          4.91         12/01/2040        7,719,481
   4,005,000   Wisconsin Housing & Economic Development Authority
                Home Ownership Revenue Series D                                      5.81         03/01/2037        3,989,741
   2,080,000   Wisconsin Housing & Economic Development Authority
                Home Ownership Revenue Series F                                      5.73         09/01/2037        2,090,213

TOTAL MUNICIPAL BONDS & NOTES (COST $63,613,811)                                                                   64,329,862
                                                                                                                -------------

Portfolio of Investments--May 31, 2008                 Wells Fargo Advantage Master Portfolios 147

MANAGED FIXED INCOME PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
PRIVATE INVESTMENT PARTNERSHIPS: 0.22%
         269  PPM America CBO II LP(i)+                                                            $     7,422
   2,500,000  Toll Road Investment Partnership II LP++                                               1,685,163

TOTAL PRIVATE INVESTMENT PARTNERSHIPS (COST $1,958,072)                                              1,692,585
                                                                                                   -----------

 PRINCIPAL                                                        INTEREST RATE    MATURITY RATE
TERM LOANS: 0.70%
$    414,555  ARAMARK Corporation Term Loan B                            7.20%       01/26/2014        389,682
      29,629  ARAMARK Corporation Term Loan C                            2.03        01/26/2014         27,814
     472,500  Boston Scientific Corporation Term Loan                    3.38        04/21/2011        441,788
     450,000  BSC International Holding Term Loan                        5.81        04/21/2011        425,250
     887,730  CITGO Petroleum Corporation Term Loan                      3.68        11/15/2012        834,466
   1,492,500  Flextronics International Term Loan                        7.46        10/01/2012      1,395,488
     490,000  Georgia Pacific Corporation 1st Lien Term Loan B           5.01        12/20/2012        462,869
   1,477,500  Oshkosh Truck Corporation Term Loan                        6.90        12/06/2013      1,412,423

TOTAL TERM LOANS (COST $5,702,493)                                                                   5,389,780
                                                                                                   -----------

US TREASURY SECURITIES: 5.65%

US TREASURY BONDS: 2.40%
  10,000,000  US Treasury Bond                                           4.38        02/15/2038      9,473,438
   7,286,867  US Treasury Bond - Inflation Protected<<&                  3.38        04/15/2032      9,145,128

                                                                                                    18,618,566
                                                                                                   -----------

US TREASURY NOTES: 3.25%
  16,000,000  US Treasury Note<<                                         3.50        02/15/2018     15,288,752
  10,000,000  US Treasury Note<<                                         3.88        05/15/2018      9,860,120

                                                                                                    25,148,872
                                                                                                   -----------

TOTAL US TREASURY SECURITIES (COST $ 43,594,538)                                                    43,767,438
                                                                                                   -----------


   SHARES
COLLATERAL FOR SECURITIES LENDING:12.37%

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.96%
   1,851,158  BlackRock Temporary #24 Money Market Fund                                              1,851,158
   1,851,158  Daily Assets Fund Institutional                                                        1,851,158
   1,851,158  Dreyfus Cash Management Fund                                                           1,851,158
   1,851,158  Short-Term Investment Company Money Market Fund                                        1,851,158

                                                                                                     7,404,632
                                                                                                   -----------

 PRINCIPAL
COLLATERAL INVESTED IN OTHER ASSETS: 11.41%
$    711,984  Alpine Securitization Corporation++                        2.66        06/03/2008        711,826
   1,032,377  Amstel Funding Corporation++                               2.65        06/05/2008      1,031,997
     711,984  Amstel Funding Corporation++                               2.48        06/19/2008        711,052
     622,986  Amsterdam Funding Corporation++                            2.67        06/05/2008        622,755
      93,270  Apreco LLC++                                               2.65        06/16/2008         93,160
     605,186  Aspen Funding Corporation++                                2.47        06/02/2008        605,103
     711,984  Aspen Funding Corporation++                                2.63        06/09/2008        711,516
   1,601,964  Atlantic Asset Securitization Corporation++                2.40        06/02/2008      1,601,750
     711,984  Atlantic Asset Securitization Corporation++                2.47        06/13/2008        711,349
  11,569,737  Barclays Repurchase Agreement - 102%
              Collateralized by Mortgage-Backed
              Securities (Maturity Value $11,571,955)                    2.30        06/02/2008     11,569,737

148 Wells Fargo Advantage Master Portfolios          Portfolio of Investments--May 31, 2008

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                 INTEREST RATE   MATURITY DATE     VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$   703,084  Barclays US Funding LLC                                            2.45%        06/05/2008    $   702,845
  1,779,960  BASF Finance Europe NV(+/-)++                                      2.81         10/17/2008      1,778,633
    711,984  Belmont Funding LLC++                                              2.70         06/17/2008        711,076
    622,986  BNP Paribas                                                        2.60         06/02/2008        622,896
    355,992  Bryant Bank Funding LLC++                                          2.65         06/05/2008        355,861
    355,992  Bryant Bank Funding LLC++                                          2.48         06/11/2008        355,722
    355,992  Bryant Bank Funding LLC++                                          2.49         06/30/2008        355,256
    711,984  Cafco LLC                                                          2.55         06/06/2008        711,681
    355,992  Cancara Asset Securitization Limited++                             2.47         06/27/2008        355,332
    711,984  CBA (Delaware) Finance Incorporated                                2.35         06/13/2008        711,380
    348,302  Chariot Funding LLC++                                              2.48         06/10/2008        348,063
    836,581  Charta LLC++                                                       2.65         06/05/2008        836,273
    827,958  Cheyne Finance LLC(+/-)(i)++\\(a)                                  6.40         02/25/2008        596,130
    307,933  Ciesco LLC++                                                       2.45         06/05/2008        307,828
    711,984  Ciesco LLC++                                                       2.46         06/20/2008        711,011
    711,984  Clipper Receivables Corporation++                                  2.63         06/11/2008        711,412
    622,986  CRC Funding LLC++                                                  2.65         06/03/2008        622,848
    711,984  CRC Funding LLC++                                                  2.48         06/25/2008        710,758
  4,805,891  Credit Suisse First Boston Repurchase
             Agreement - 102% Collateralized by
             Mortgage-Backed Securities (Maturity Value $4,806,884)             2.48         06/02/2008      4,805,891
  1,922,356  Danske Bank AS                                                     2.45         06/02/2008      1,922,356
  1,922,356  Danske Bank AS                                                     2.50         06/02/2008      1,922,356
  1,922,356  Danske Bank AS                                                     2.53         06/03/2008      1,922,356
  1,922,356  Deutsche Bank Repurchase Agreement - 102%
             Collateralized by   Money Market
             Securities (Maturity Value $1,922,748)                             2.45         06/02/2008      1,922,356
  3,915,911  Deutsche Bank Repurchase Agreement - 102% Collateralized by
             Mortgage-Backed Securities (Maturity Value $ 3,916,678)            2.35         06/02/2008      3,915,911
    533,988  Ebbets Funding LLC++                                               2.70         06/10/2008        533,587
    711,984  Enterprise Funding LLC++                                           2.70         06/02/2008        711,877
    711,984  Enterprise Funding LLC++                                           2.47         06/19/2008        711,056
  1,067,976  Erasmus Capital Corporation++                                      2.47         06/02/2008      1,067,829
    145,387  Erasmus Capital Corporation++                                      2.55         06/06/2008        145,325
    143,678  Erasmus Capital Corporation++                                      2.60         06/10/2008        143,575
    711,984  Eureka Securitization Incorporated++                               2.47         06/06/2008        711,691
    729,783  Fairway Finance Corporation++                                      2.43         06/11/2008        729,242
    533,988  Falcon Asset Securitization Corporation++                          2.47         06/02/2008        533,915
    711,984  Falcon Asset Securitization Corporation++                          2.41         06/24/2008        710,840
    662,145  Fortis Bank NY                                                     2.50         06/05/2008        662,145
    756,483  Gemini Securitization Incorporated++                               2.73         06/03/2008        756,311
    711,984  Gemini Securitization Incorporated++                               2.53         06/20/2008        710,983
    569,587  General Electric Capital Assurance
             Company(+/-)                                                       2.59         06/16/2008        569,587
    541,998  Govco Incorporated++                                               2.65         06/04/2008        541,838
    889,980  Grampian Funding Limited++                                         2.40         06/03/2008        889,802
    711,984  Grampian Funding Limited++                                         2.55         06/23/2008        710,824
  1,245,972  ING (USA) Annuity & Life Insurance Company(+/-)(i)                 2.59         10/16/2008      1,245,972
    488,884  Jupiter Securitization Corporation++                               2.45         06/03/2008        488,784
    355,992  Jupiter Securitization Corporation++                               2.60         06/04/2008        355,889
    711,984  Jupiter Securitization Corporation++                               2.47         06/05/2008        711,740
    711,984  Kitty Hawk Funding Corporation++                                   2.45         06/12/2008        711,402
    533,988  Liberty Street Funding Corporation++                               2.50         06/02/2008        533,914
    231,395  Liberty Street Funding Corporation++                               2.75         06/05/2008        231,306
    462,789  Liberty Street Funding Corporation++                               2.59         06/13/2008        462,357
    889,980  Mazarin Funding Corporation(+/-)++                                 2.45         08/04/2008        887,796
    889,980  MetLife Global Funding I(+/-)++                                    2.43         10/21/2008        889,834
    711,984  Mont Blanc Capital Corporation++                                   2.49         06/23/2008        710,851
    547,338  Morgan Stanley(+/-)                                                2.64         10/15/2008        547,016

Portfolio of Investments--May 31, 2008                     Wells Fargo Advantage Master Portfolios 149

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                 INTEREST RATE   MATURITY DATE    VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$   889,980  Natexis Banques Populaires(+/-)++                                  2.74%        09/08/2008    $     886,580
    356,739  Nieuw Amsterdam Receivables Corporation++                          2.55         06/04/2008          356,638
    355,992  Nieuw Amsterdam Receivables Corporation++                          2.45         06/25/2008          355,386
    857,513  Old Line Funding Corporation++                                     2.58         06/09/2008          856,962
    711,984  Park Avenue Receivable Corporation++                               2.42         06/27/2008          710,692
    640,785  Picaros Funding LLC++                                              2.65         06/05/2008          640,550
    633,666  Premium Asset Trust(+/-)++(i)                                      2.87         07/15/2008          633,200
    711,984  Ranger Funding Corporation++                                       2.55         06/04/2008          711,782
    304,159  RBS Citizen (Grand Cayman) NA                                      2.19         06/02/2008          304,159
    706,502  Regency Markets #1 LLC++                                           2.48         06/17/2008          705,674
    765,383  Royal Bank of Scotland plc                                         2.43         06/09/2008          764,918
    711,984  Scaldis Capital Limited++                                          2.50         06/26/2008          710,698
    711,984  Sheffield Receivables Corporation++                                2.55         06/04/2008          711,782
    711,984  Sheffield Receivables Corporation++                                2.50         06/16/2008          711,193
    703,084  Societe Generale North America Incorporated                        2.61         06/06/2008          702,778
    711,984  Solitaire Funding LLC++                                            2.50         06/12/2008          711,390
  1,423,968  Stanfield Victoria Funding LLC(+/-)(i)++\\(a)                      5.73         04/03/2008        1,167,653
    231,395  Surrey Funding Corporation                                         3.00         06/02/2008          231,356
    599,846  Surrey Funding Corporation++                                       2.92         06/03/2008          599,700
    249,194  Surrey Funding Corporation++                                       2.65         06/09/2008          249,029
    711,984  Thames Asset Global Securitization #1 Incorporated                 2.57         06/16/2008          711,171
    711,984  Thunder Bay Funding Incorporated++                                 2.50         06/27/2008          710,649
    711,984  Ticonderoga Funding Limited++                                      2.40         06/17/2008          711,177
  3,559,919  Transamerica Occidental Life Insurance(+/-)(i)                     2.58         10/31/2008        3,559,919
    711,984  Tulip Funding Corporation++                                        2.45         06/25/2008          710,772
    889,980  UniCredito Italiano Bank (Ireland) Series LIB(+/-)++               2.65         10/08/2008          889,647
    427,190  Versailles CDS LLC++                                               3.00         06/03/2008          427,083
    177,996  Versailles CDS LLC++                                               2.85         06/05/2008          177,925
    889,980  Victoria Finance LLC(+/-)(i)++\\(a)                                5.56         05/02/2008          729,783
    889,980  Victoria Finance LLC(+/-)(i)++\\(a)                                2.55         08/07/2008          729,783
    711,984  Windmill Funding Corporation++                                     2.50         06/16/2008          711,193
    314,839  Yorktown Capital LLC++                                             2.43         06/17/2008          314,478
    355,992  Yorktown Capital LLC++                                             2.53         06/19/2008          355,515

                                                                                                              88,364,979
                                                                                                           -------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $ 96,789,330)                                                   95,769,611
                                                                                                           -------------

  SHARES
SHORT-TERM INVESTMENTS: 7.63%
 59,119,590  Wells Fargo Advantage Money Market Trust>+++                                                     59,119,590
                                                                                                           -------------

TOTAL SHORT-TERM INVESTMENTS (COST $ 59,119,590)                                                              59,119,590
                                                                                                           -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $937,301,951)*                                                                             118.01%   $ 913,779,259

Other Assets and Liabilities, Net                                                                (18.01)    (139,468,750)
                                                                                                -------    -------------

TOTAL NET ASSETS                                                                                 100.00%   $ 774,310,509
                                                                                                -------    -------------

150 Wells Fargo Advantage Master Portfolios          Portfolio of Investments--May 31, 2008

MANAGED FIXED INCOME PORTFOLIO

<<      All or a portion of this security is on loan. (See Note 2)

(+/-)   Variable rate investments.

%%      Securities issued on a when-issued (TBA) basis. (See Note 2)

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

(i)     Illiquid security.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

@       Foreign bond principal is denominated in US dollars.

Section These securities are subject to a demand feature which reduces the effective maturity.

+       Non-income earning securities.

\       Zero coupon bond. Interest rate presented is yield to maturity.

& U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++ Short-term security of an affiliate of the Fund with a cost of $59,119,590.

* Cost for federal income tax purposes is $937,256,225 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $    8,177,424
Gross unrealized depreciation                   (31,654,390)
                                             --------------
Net unrealized appreciation (depreciation)   $  (23,476,966)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments--May 31, 2008                     Wells Fargo Advantage Master Portfolios 151

STABLE INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                 INTEREST RATE   MATURITY DATE       VALUE
AGENCY SECURITIES: 22.96%

FEDERAL AGENCY & GOVERNMENT: 0.10%

$    77,660  SBA #501224(+/-)                                                   6.50%       06/25/2015     $      78,633
     14,079  SBA #502966(+/-)                                                   6.48        05/25/2015            14,422
     96,475  SBA #503405(+/-)                                                   5.63        05/25/2016           100,549
    289,033  SBA #503611(+/-)                                                   5.13        12/25/2021           302,318

                                                                                                                 495,922
                                                                                                           -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION: 5.51%
  6,000,000  FHLMC #1B4052                                                      4.63        04/01/2038         6,028,219
  4,272,918  FHLMC #1G0052(+/-)                                                 4.79        02/01/2035         4,307,294
    116,577  FHLMC #786614(+/-)                                                 6.16        08/01/2025           118,473
     80,256  FHLMC #845151(+/-)                                                 6.88        06/01/2022            80,541
     13,066  FHLMC #846367(+/-)                                                 6.77        04/01/2029            13,149
  3,275,792  FHLMC #E02227<<                                                    6.00        11/01/2021         3,365,129
    986,407  FHLMC #E90573                                                      6.00        07/01/2017         1,013,013
  4,554,008  FHLMC #G11693                                                      5.00        05/15/2020         4,584,177
  7,266,103  FHLMC #G11696<<                                                    5.50        05/15/2020         7,345,260
  1,280,794  FHLMC #G90030                                                      7.50        07/17/2017         1,333,283

                                                                                                              28,188,538
                                                                                                           -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 17.35%
    157,824  FNMA #155506(+/-)                                                  5.06        04/01/2022           159,165
    364,654  FNMA #190815(+/-)                                                  4.01        07/01/2017           356,730
    144,177  FNMA #253482                                                       8.50        10/01/2030           155,782
  2,033,042  FNMA #289517(+/-)                                                  5.22        04/01/2034         2,038,079
  4,748,345  FNMA #295541(+/-)<<                                                5.34        10/01/2032         4,753,415
     42,152  FNMA #318464(+/-)                                                  6.88        04/01/2025            42,710
     55,244  FNMA #331866(+/-)                                                  5.80        12/01/2025            55,949
  2,697,207  FNMA #420263(+/-)                                                  5.22        10/01/2024         2,719,454
  2,345,669  FNMA #420264(+/-)                                                  5.22        07/01/2034         2,365,017
  1,025,643  FNMA #460223                                                       5.95        01/01/2009         1,029,797
  3,784,608  FNMA #462209(+/-)<<                                                5.90        04/01/2036         3,832,863
     24,526  FNMA #46698(+/-)                                                   5.80        12/01/2015            24,571
    953,532  FNMA #545643                                                       6.17        12/01/2008           951,155
  1,283,387  FNMA #545927                                                       6.50        12/01/2015         1,332,800
  2,079,980  FNMA #631367                                                       5.50        02/01/2017         2,104,590
  2,587,535  FNMA #686043(+/-)                                                  4.44        07/01/2033         2,629,601
  1,381,545  FNMA #693015(+/-)                                                  3.96        06/01/2033         1,389,585
  5,932,187  FNMA #725802                                                       4.44        08/01/2034         6,007,417
    925,349  FNMA #732003(+/-)                                                  4.40        09/01/2033           929,303
  2,280,371  FNMA #734329(+/-)                                                  4.20        06/01/2033         2,321,519
  2,089,805  FNMA #735572                                                       5.00        04/01/2014         2,100,887
  3,575,483  FNMA #735977(+/-)<<                                                4.68        08/01/2035         3,608,963
  3,196,041  FNMA #739757(+/-)<<                                                3.99        08/01/2033         3,248,089
  2,652,993  FNMA #741447(+/-)                                                  3.93        10/01/2033         2,665,059
  2,276,207  FNMA #741454(+/-)                                                  4.16        10/01/2033         2,296,832
  3,813,281  FNMA #745649(+/-)<<                                                4.55        11/01/2035         3,839,776
  2,153,529  FNMA #750805(+/-)                                                  4.70        11/25/2033         2,211,025
  2,618,920  FNMA #764265(+/-)                                                  4.21        05/01/2034         2,680,611
  1,156,161  FNMA #783249(+/-)                                                  5.28        04/01/2044         1,156,808
  4,198,771  FNMA #783251(+/-)<<                                                5.28        04/01/2044         4,198,558
  7,464,241  FNMA #789463(+/-)<<                                                4.36        06/01/2034         7,520,522
  1,548,551  FNMA #806504(+/-)                                                  5.28        10/01/2034         1,550,363
  1,648,777  FNMA #806505(+/-)                                                  5.28        10/01/2044         1,652,721
  3,808,526  FNMA #826179(+/-)<<                                                4.69        07/01/2035         3,849,388
  3,400,086  FNMA #834933(+/-)<<                                                5.04        07/01/2035         3,438,512

152 Wells Fargo Advantage Master Portfolios          Portfolio of Investments--May 31, 2008

STABLE INCOME PORTFOLIO

  PRINCIPAL  SECURITY NAME                                                           INTEREST RATE   MATURITY DATE       VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (continued)
$ 2,389,901  FNMA #849014(+/-)                                                             5.52%       01/01/2036    $   2,431,269
  1,250,000  FNMA #874245                                                                  5.48        01/01/2011        1,265,560
  3,800,118  FNMA #936591(+/-)<<                                                           5.70        04/01/2037        3,863,119

                                                                                                                        88,777,564
                                                                                                                     -------------

TOTAL AGENCY SECURITIES (COST $ 116,497,686)                                                                           117,462,024
                                                                                                                     -------------

ASSET BACKED SECURITIES: 21.01%

    108,109  Asset Backed Securities Corporation Home Equity Series 2001-HE2 Class
             A1(+/-)                                                                       3.03        06/15/2031          102,315
  4,300,000  Bank of America Securities Auto Trust Series 2006-G1 Class A4                 5.17        12/20/2010        4,348,833
  3,000,000  Bank One Issuance Trust Series 2003-B3 Class B3(+/-)                          2.83        05/16/2011        2,997,060
  3,000,000  Caterpillar Financial Asset Trust Series 2007-A Class A3B(+/-)                2.86        06/25/2012        2,949,482
  2,000,000  Caterpillar Financial Asset Trust Series 2008-A Class A2B(+/-)                4.03        12/27/2010        2,000,755
  3,000,000  Chase Issuance Trust Series 2005-A8 Class A8(+/-)                             2.55        10/15/2012        2,953,415
    667,432  Chase Manhattan Auto Owner Trust Series 2005-A Class A3                       3.87        06/15/2009          667,812
  3,000,000  Citibank Credit Card Issuance Trust Series 2005-B1 Class B1                   4.40        09/15/2008        3,006,188
  8,000,000  College Loan Corporation Trust Series 2006-1 Class AIO(c)(i)                 10.00        07/25/2008          121,600
  2,850,000  College Loan Corporation Trust Series 2006-A Class A3(+/-)                    3.01        10/25/2025        2,753,306
  1,170,916  Countrywide Asset Backed Certificates Series 2003-BC1 Class A1(+/-)           3.19        03/25/2033          972,368
    208,801  Countrywide Asset Backed Certificates Series 2003-SD2 Class A1(+/-)++         2.89        09/25/2032          186,534
    663,419  Countrywide Asset Backed Certificates Series 2004-SD2 Class A1(+/-)++         3.27        11/25/2033          577,770
    915,665  Countrywide Asset Backed Certificates Series 2006-SD2 Class 1A1(+/-)++        2.74        11/25/2036          689,181
    334,883  Countrywide Home Equity Loan Trust Series 2002-G Class A(+/-)                 2.88        12/15/2028          236,597
  2,007,384  Countrywide Home Equity Loan Trust Series 2005-M Class A1(+/-)(i)             2.75        02/15/2035        1,516,141
  2,379,460  Fifth Third Home Equity Loan Trust Series 2003-1 Class A(+/-)                 2.73        09/20/2023        1,467,409
    230,073  First Horizon ABS Trust Series 2004-HE1 Class A(+/-)                          3.11        01/25/2024          121,248
    904,833  First Horizon ABS Trust Series 2004-HE3 Class A(+/-)                          3.19        10/25/2034          454,793
  1,392,771  First Horizon ABS Trust Series 2006-HE1 Class A(+/-)(i)                       3.06        10/25/2034          772,893
  3,532,818  First Horizon ABS Trust Series 2007-HE1 Class A(+/-)(i)                       2.52        09/25/2029        2,989,361
  1,740,075  Fleet Home Equity Loan Trust Series 2003-1 Class A(+/-)                       3.05        01/20/2033        1,224,307
  4,000,000  GCO Education Loan Funding Trust Series 2007-1A Class A4L(+/-)++              3.11        05/26/2020        3,962,800
  4,000,000  GE Corporate Aircraft Financing LLC Series 2005-1A Class A3(+/-)++            2.65        08/26/2019        3,916,000
    762,430  GE Equipment Small Ticket LLC Series 2005-1A Class A3++                       4.38        07/22/2009          764,273
     61,346  Golden Securities Corporation Series 2003-A Class A1(+/-)++                   3.13        12/02/2013           61,438
    406,874  Greenpoint Home Equity Loan Trust Series 2004-1 Class A(+/-)                  2.85        07/25/2029          350,195
    200,073  Greenpoint Home Equity Loan Trust Series 2004-3 Class A(+/-)                  2.97        03/15/2035          161,840
  1,353,664  GS Auto Loan Trust Series 2005-1 Class A3                                     4.45        05/17/2010        1,357,572
  2,488,393  GSAMP Trust Series 2005-SEA2 Class A1(+/-)                                    3.25        01/25/2045        2,211,531
  1,270,877  GSAMP Trust Series 2006-SD2 Class A1(+/-)(i)++                                2.50        05/25/2046        1,226,000
  1,990,397  HFC Home Equity Loan Asset Backed Certificates Series 2005-2
             Class A1(+/-)                                                                 2.75        01/20/2035        1,799,397
  3,293,849  Household Home Equity Loan Trust Series 2006-1 Class A1(+/-)                  2.64        01/20/2036        3,164,790
  2,500,000  Hyundai Auto Receivables Trust Series 2007-A Class A4                         5.21        03/17/2014        2,471,406
  2,000,000  KeyCorp Student Loan Trust Series 2006-A Class 2A2(+/-)                       4.94        06/27/2025        1,793,395
    103,661  Lehman Asset Backed Securities Corporation Series 2004-2 Class A(+/-)         2.83        12/25/2033           86,044
  1,561,488  Mellon Residential Funding Corporation Series 1999-TBC3 Class A2(+/-)         3.47        10/20/2029        1,502,878
    923,501  Mellon Residential Funding Corporation Series 2001-TBC1 Class A1(+/-)         2.86        11/15/2031          831,663
  2,500,000  Merrill Auto Trust Securitization Series 2007-1 Class A3(+/-)                 2.77        03/15/2011        2,476,799
    365,667  Morgan Stanley Dean Witter & Company Corporation Heloc Trust Series
             2003-2 Class A(+/-)                                                           2.65        04/25/2016          308,311
  3,959,580  Mortgage Equity Conversion Asset Trust Series 2007-FF1 Class A(+/-)++         2.26        02/25/2042        3,733,884
  4,935,466  Mortgage Equity Conversion Asset Trust Series 2007-FF2 Class A(+/-)++         2.57        02/25/2042        4,654,145
  3,750,001  National Collegiate Student Loan Trust Series 2006-2 Class AIO(c)(i)          6.00        08/25/2011          599,250
    663,710  Navistar Financial Corporation Owner Trust Series 2005-A Class A3             4.22        02/15/2010          664,467
  3,125,000  Nissan Auto Lease Trust Series 2006-A Class A3                                5.11        03/15/2010        3,149,176
  1,804,154  Renaissance Home Equity Loan Trust Series 2003-3 Class A(+/-)                 2.89        12/25/2033        1,496,997
  2,156,311  Residential Asset Securities Corporation Series 2002-KS8 Class A6             4.86        12/25/2032        1,813,709

Portfolio of Investments--May 31, 2008                    Wells Fargo Advantage Master Portfolios  153

STABLE INCOME PORTFOLIO

 PRINCIPAL     SECURITY NAME                                                      INTEREST RATE   MATURITY DATE         VALUE
ASSET BACKED SECURITIES (continued)
$   3,000,000  Riverview HECM Trust Series 2007-1 Class A(+/-)++                       2.47%       06/25/2037     $   2,701,500
    1,232,379  SASC Series 2006-GEL3 Class A1(+/-)++                                   2.51        07/25/2036         1,215,674
    1,673,396  SBI Heloc Trust Series 2005-HE1 Class 1A(+/-)++                         2.58        11/25/2035         1,405,289
    1,500,000  SLC Student Loan Trust Series 2006-A Class A(+/-)                       4.33        04/16/2018         1,397,345
    2,500,000  SLM Student Loan Trust Series 2006-C Class A2(+/-)                      5.04        09/15/2020         2,381,298
    1,027,552  SSB RV Trust Series 2001-1 Class A5                                     6.30        04/15/2016         1,030,214
      368,958  Triad Auto Receivables Owner Trust Series 2006-B Class A3               5.41        08/12/2011           368,373
    2,500,000  Turquoise Card Backed Securities plc Series 2006-1A Class B(+/-)++      2.67        05/16/2011         2,426,953
    3,000,000  Turquoise Card Backed Securities plc Series 2007-1 Class A(+/-)         2.55        06/15/2012         2,916,093
    3,000,000  US Education Loan Trust LLC Series 2007-1A Class A2(+/-)++              5.41        09/01/2019         2,964,843
    1,188,623  USXL Funding LLC Series 2006-1A Class A++                               5.38        04/15/2014         1,107,753
       90,888  Wachovia Asset Securitization Incorporated Series 2002-HE2
               Class A(+/-)                                                            2.82        12/25/2032            73,559
      709,433  Wachovia Asset Securitization Incorporated Series 2003-HE2
               Class All1(+/-)                                                         2.65        07/02/2018           553,432
      890,033  Wachovia Asset Securitization Incorporated Series 2004-HE1
               Class A(+/-)                                                            2.61        06/25/2034           803,997
    3,715,049  Wachovia Asset Securitization Incorporated Series 2007-HE2A
               Class A(+/-)(i)++                                                       2.52        07/25/2037         2,632,112
      460,582  Wachovia Auto Owner Trust Series 2005-B Class A3                        4.79        04/20/2010           461,240
    2,500,000  Washington Mutual Master Note Trust Series 2007-A2 Class A2(+/-)++      2.54        05/15/2014         2,388,324
    3,000,000  World Omni Auto Receivables Trust Series 2007-B Class A4                5.39        05/15/2013         2,992,337

TOTAL ASSET BACKED SECURITIES (COST $116,945,161)                                                                   107,487,664
                                                                                                                  -------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 26.20%
    2,582,477  Adjustable Rate Mortgage Trust Series 2007-2 Class 2A1(+/-)(i)          2.60        06/25/2037         2,025,510
    2,624,526  Bank of America Commercial Mortgage Incorporated Series 2005-1
               Class A3                                                                4.88        11/10/2042         2,624,142
       60,027  Bank of America Mortgage Securities Series 2002-G Class 2A1(+/-)        6.58        07/20/2032            58,765
      402,475  Bank of America Mortgage Securities Series 2003-A Class 2A2(+/-)        6.86        02/25/2033           401,418
    1,755,000  Bear Stearns Commercial Mortgage Securities Series 2005-PWR9
               Class A2                                                                4.74        09/11/2042         1,751,028
    1,142,338  Countrywide Alternative Loan Trust Series 2005-14 Class 2A1(+/-)        2.60        05/25/2035           932,860
    1,688,515  Countrywide Alternative Loan Trust Series 2005-24 Class 2A1B(+/-)       5.10        07/20/2035           870,361
      930,253  Countrywide Alternative Loan Trust Series 2005-27 Class 3A1(+/-)        5.30        06/30/2035           775,087
    4,122,717  Countrywide Alternative Loan Trust Series 2006-0A10 Class 1A1(+/-)      5.04        08/25/2046         3,168,832
    3,269,198  Countrywide Alternative Loan Trust Series 2007-0A3 Class 1A1(+/-)(i)    2.53        04/25/2047         2,541,600
    1,774,458  Countrywide Home Loans Series 2004-25 Class 1A3                         5.23        04/25/2025         1,512,466
    1,624,193  Countrywide Home Loans Series 2004-29 Class 2A1                         5.65        12/29/2034         1,323,317
    2,830,576  Countrywide Home Loans Series 2004-R1 Class 1AF(+/-)++                  2.79        11/25/2034         2,811,285
    1,715,979  CPS Auto Trust Series 2006-A Class A3++                                 5.24        10/15/2010         1,718,456
    2,000,000  Credit Suisse First Boston Mortgage Securities Corporation Series
               2001-CP4 Class A4                                                       6.18        12/15/2035         2,061,755
      285,160  Credit Suisse First Boston Mortgage Securities Corporation Series
               2002-AR17 Class 2A1(+/-)                                                7.12        12/19/2039           283,704
       97,512  Credit Suisse First Boston Mortgage Securities Corporation Series
               2003-AR2 Class 2A1(+/-)                                                 7.05        02/25/2033            98,676
      895,210  EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3(+/-)              3.46        09/25/2033           811,162
      132,271  FHLMC Structured Pass-Through Securities Series T-31 Class A7(+/-)      2.64        05/25/2031           106,227
      360,275  FHLMC Structured Pass-Through Securities Series T-35 Class A(+/-)       2.67        09/25/2031           355,680
    1,840,341  FHLMC Structured Pass-Through Securities Series T-54 Class 3A           7.00        02/25/2043         1,953,647
    2,091,004  FHLMC Structured Pass-Through Securities Series T-54 Class 4A(+/-)      5.99        02/25/2043         2,075,137
    3,314,650  FHLMC Structured Pass-Through Securities Series T-55 Class 1A2          7.00        03/25/2043         3,505,035
    2,626,478  FHLMC Structured Pass-Through Securities Series T-57 Class 1A2          7.00        07/25/2043         2,782,219
    3,111,385  FHLMC Structured Pass-Through Securities Series T-58 Class 4A           7.50        09/25/2043         3,286,400
    1,996,941  FHLMC Structured Pass-Through Securities Series T-63 Class 1A1(+/-)     5.53        02/25/2045         1,864,298
      178,841  Fifth Third Mortgage Loan Trust Series 2002-FTB1 Class 4A1(+/-)         6.51        11/19/2032           178,535
      115,638  First Plus Home Loan Trust Series 1997-3 Class A8                       7.55        11/10/2023           115,531
      618,922  FNMA Grantor Trust Series 2002-T12 Class A3                             7.50        05/25/2042           656,901
      322,533  FNMA Grantor Trust Series 2003-T4 Class 1A(+/-)                         2.50        09/26/2033           303,504
      767,236  FNMA Series 2002-90 Class A2                                            6.50        11/25/2042           798,434
    1,606,079  FNMA Series 2003-W4 Class 3A                                            7.00        10/25/2042         1,665,781
    1,713,421  FNMA Series 2004-W2 Class 2A2                                           7.00        02/25/2044         1,831,087
    3,601,352  FNMA Series 2007-88 Class HC(+/-)                                       5.24        09/25/2037         3,660,171
       40,905  FNMA Whole Loan Series 2001-W1 Class AV1(+/-)                           3.14        08/25/2031            40,506

154 Wells Fargo Advantage Master Portfolios          Portfolio of Investments--May 31, 2008

STABLE INCOME PORTFOLIO

  PRINCIPAL  SECURITY NAME                                                           INTEREST RATE   MATURITY DATE         VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$   735,716  FNMA Whole Loan Series 2002-W10 Class A6                                     7.50%       08/25/2042     $     791,914
    113,162  FNMA Whole Loan Series 2002-W12 Class AV1(+/-)                               3.26        02/25/2033           111,537
  2,893,627  GE Capital Commercial Mortgage Corporation Series 2005-C2 Class A2           4.71        05/10/2043         2,884,980
  3,000,000  GE Capital Commercial Mortgage Corporation Series 2005-C3 Class A4(+/-)      5.05        07/10/2045         3,013,224
  2,958,224  GMAC Commercial Mortgage Securities Incorporated Series 2005-C1
             Class A2                                                                     4.47        05/10/2043         2,939,291
    430,684  GMAC Mortgage Corporation Loan Trust Series 2001-HE3 Class A2(+/-)           2.95        03/25/2027           252,063
  4,000,000  GMAC Mortgage Corporation Loan Trust Series 2005-HE3 Class A2(+/-)(i)        3.05        02/25/2036         3,927,304
  2,750,426  Greenpoint Mortgage Funding Trust Series 2006-AR1 Class A1A(+/-)(i)          2.68        02/25/2036         2,163,058
  5,000,000  Greenwich Capital Commercial Funding Corporation Series 2003-C2
             Class A2                                                                     4.02        01/05/2036         4,980,707
  6,705,069  GSMPS Mortgage Loan Trust Series 2004-4 Class 1AF(+/-)++                     2.79        10/25/2034         6,275,233
  4,191,283  GSMPS Mortgage Loan Trust Series 2005-RP2 Class 1AF(+/-)++                   3.25        03/25/2035         3,821,712
  4,008,833  GSMPS Mortgage Loan Trust Series 2005-RP3 Class 1AF(+/-)++                   3.25        09/25/2035         3,418,044
  1,662,625  GSMPS Mortgage Loan Trust Series 2006-1 Class A1(+/-)(i)++                   2.69        03/25/2035         1,308,019
  1,635,248  Harborview Mortgage Loan Trust Series 2004-11 Class 3A2A(+/-)                3.14        01/19/2035         1,451,848
    654,301  INDYMAC Loan Trust Series 2005-L2 Class A1(+/-)(i)                           2.61        09/16/2035           397,528
  2,536,574  Lehman XS Trust Series 2007-5 Class P3(+/-)(i)                               6.45        05/25/2037         1,902,842
    866,851  Lehman XS Trust Series 2007-6W Class A3(+/-)(i)                              2.71        05/25/2037           482,229
    614,057  Merrill Lynch Mortgage Investors Incorporated Series 2003-A2
             Class 2A2(+/-)                                                               4.12        02/25/2033           616,992
  1,889,735  MLCC Mortgage Investors Incorporated Series 1999-A Class A(+/-)              2.89        03/15/2025         1,509,160
  1,107,197  MLCC Mortgage Investors Incorporated Series 2003-A Class 2A2(+/-)            3.48        03/25/2028         1,011,557
  1,092,100  MLCC Mortgage Investors Incorporated Series 2003-B Class A1(+/-)             3.24        04/25/2028           991,030
    839,712  MLCC Mortgage Investors Incorporated Series 2004-A Class A1(+/-)             3.13        04/25/2029           768,338
  1,629,278  Morgan Stanley Dean Witter Capital I Series 2003-HYB1 Class A3(+/-)          5.68        03/25/2033         1,603,897
  1,278,628  Morgan Stanley Dean Witter Credit Corporation Heloc Trust Series
             2003-1 Class A(+/-)                                                          2.66        11/25/2015         1,042,781
    449,289  NationsLink Funding Corporation Series 1999-SI Class D(+/-)                  7.56        11/10/2030           448,844
    450,204  Option One Mortgage Loan Trust Series 2003-1 Class A2(+/-)                   3.23        02/25/2033           404,116
    333,222  Residential Funding Mortgage Securities Incorporated Series
             2002-HS3 Class 2A(+/-)                                                       3.24        08/25/2032           126,122
    397,635  Residential Funding Mortgage Securities Incorporated Series
             2003-HS1 Class All(+/-)                                                      2.68        12/25/2032           291,539
    697,974  Residential Funding Mortgage Securities Incorporated Series
             2004-HS3 Class A(+/-)                                                        2.66        09/25/2029           478,790
  1,659,662  Sequoia Mortgage Trust Series 10 Class 1A(+/-)                               2.88        10/20/2027         1,587,665
    525,022  Sequoia Mortgage Trust Series 2003-2 Class A1(+/-)                           3.14        06/20/2033           503,546
  1,455,371  Sequoia Mortgage Trust Series 2003-8 Class A1(+/-)                           2.80        12/20/2033         1,379,718
    672,191  Sequoia Mortgage Trust Series 5 Class A(+/-)                                 2.85        10/19/2026           634,004
  4,109,193  Small Business Administration Participation Certificates
             Series 1999-20B Class 1                                                      5.95        02/01/2019         4,199,082
    160,709  Small Business Administration Participation Certificates
             Series 2000-10C Class 1                                                      7.88        05/01/2010           163,942
    662,842  Structured Asset Securities Corporation Series 2003-9A Class 2A1(+/-)        3.83        03/25/2033           634,881
  1,366,378  Structured Asset Securities Corporation Series 2004-NP2 Class A(+/-)++       5.67        11/30/2034         1,218,535
  1,418,363  Structured Asset Securities Corporation Series 2005-GEL4 Class A(+/-)        2.74        09/25/2025         1,111,311
  3,903,079  Structured Asset Securities Corporation Series 2006-RF3 Class 1A1++          6.00        11/25/2036         3,852,729
    835,605  Structured Asset Securities Corporation Series 2006-RM1
             Class A1(+/-)(i)++                                                           2.64        08/25/2046           672,996
  2,205,272  Structured Asset Securities Corporation Series 2007-RM1
             Class A1(+/-)(i)++                                                           3.18        05/25/2047         1,600,544
  2,500,000  Wachovia Bank Commercial Mortgage Trust Series 2005-C20
             Class A4(+/-)                                                                5.29        07/15/2042         2,518,745
    893,107  Washington Mutual Mortgage Pass-Through Certificates Series
             2003-AR1 Class A6(+/-)                                                       5.75        03/25/2033           890,054
  2,233,064  Washington Mutual Mortgage Pass-Through Certificates Series
             2005-AR1 Class A1A(+/-)                                                      2.71        01/25/2035         1,829,364
    895,440  Washington Mutual Mortgage Pass-Through Certificates Series
             2005-AR6 Class 2A1A(+/-)                                                     2.62        04/25/2035           739,844
  2,250,597  Washington Mutual Mortgage Pass-Through Certificates Series
             2005-C3 ClassA4(+/-)                                                         4.81        07/25/2047         1,475,491
  4,456,279  Washington Mutual Mortgage Pass-Through Certificates Series
             2006-AR11 Class 3A1A(+/-)                                                    5.00        09/25/2046         3,431,814
  1,843,405  Washington Mutual Mortgage Pass-Through Certificates Series
             2006-AR3 Class A1A(+/-)                                                      4.79        02/25/2046         1,421,193
  2,065,424  Washington Mutual Mortgage Pass-Through Certificates Series
             2006-AR4 Class DA(+/-)(i)                                                    5.05        06/25/2046         1,341,699
  3,220,295  Washington Mutual Mortgage Pass-Through Certificates Series
             2006-AR5 Class 5A(+/-)(i)                                                    5.07        06/25/2046         2,476,039

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $ 149,300,640)                                                         134,047,412
                                                                                                                     -------------
CORPORATE BONDS & NOTES: 6.61%

APPAREL & ACCESSORY STORES: 0.35%
  1,770,000  Federated Department Stores Incorporated                                     6.63        09/01/2008         1,773,890
                                                                                                                     -------------

Portfolio of Investments--May 31, 2008             Wells Fargo Advantage Master Portfolios 155

STABLE INCOME PORTFOLIO

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
COMMUNICATIONS: 0.24%
$  1,226,000   Time Warner Entertainment Company LP                                      7.25%     09/01/2008      $1,231,713
                                                                                                                -------------

DEPOSITORY INSTITUTIONS: 0.64%
   2,000,000   Roslyn Bancorp Incorporated                                               7.50      12/01/2008       2,034,582
   1,500,000   Sovereign Bank(+/-)                                                       4.38      08/01/2013       1,251,095

                                                                                                                    3,285,677
                                                                                                                -------------

ELECTRIC, GAS & SANITARY SERVICES: 0.75%
   1,700,000   Duke Energy Field Services LLC                                            7.88      08/16/2010       1,798,258
   2,000,000   Southwestern Public Service                                               6.20      03/01/2009       2,028,604

                                                                                                                    3,826,862
                                                                                                                -------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT: 0.45%
   2,250,000   BAE Systems Holdings Incorporated++                                       4.75      08/15/2010       2,277,776
                                                                                                                -------------

FOOD & KINDRED PRODUCTS: 0.98%
   2,500,000   General Mills Incorporated(+/-)                                           3.04      01/22/2010       2,454,640
   2,500,000   PepsiAmericas Incorporated                                                6.38      05/01/2009       2,569,723

                                                                                                                    5,024,363
                                                                                                                -------------

GENERAL MERCHANDISE STORES: 0.38%
   2,000,000   CVS Caremark Corporation(+/-)                                             3.38      06/01/2010       1,955,846
                                                                                                                -------------

HOLDING & OTHER INVESTMENT OFFICES: 0.49%
   2,550,000   CPG Partners LP                                                           3.50      03/15/2009       2,519,698
                                                                                                                -------------

INSURANCE CARRIERS: 0.55%
   2,840,000   Hartford Life Global Fund(+/-)                                            2.97      09/15/2009       2,802,319
                                                                                                                -------------

MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.07%
     339,822   3M Employee Stock Ownership Plan Trust++                                  5.62      07/15/2009         346,462
                                                                                                                -------------

NON-DEPOSITORY CREDIT INSTITUTIONS: 0.42%
   2,150,000   American Express Credit Corporation Series MTN(+/-)                       3.80      05/27/2010       2,153,990
                                                                                                                -------------

REAL ESTATE: 0.39%
   1,950,000   Duke-Weeks Realty                                                         7.75      11/15/2009       2,000,396
                                                                                                                -------------

REAL ESTATE INVESTMENT TRUSTS (REITS): 0.49%
   2,500,000   ProLogis Trust                                                            5.25      11/15/2010       2,499,795
                                                                                                                -------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 0.41%
   2,000,000   Western Financial Bank                                                    9.63      05/15/2012       2,093,690
                                                                                                                -------------

TOTAL CORPO RATE BONDS & NOTES (COST $34,040,353)                                                                  33,792,477
                                                                                                                -------------

FOREIGN CORPORATE BONDS: 0.78%
   3,970,000   SABMiller plc(+/-)++                                                      3.00      07/01/2009       3,980,294
                                                                                                                -------------

TOTAL FOREIGN CORPORATE BONDS@ (COST $4,002,868)                                                                    3,980,294
                                                                                                                -------------

LOAN PARTICIPATION: 0.58%
     675,795   United States Department of Agriculture Loan(+/-)                         5.34      10/15/2020         684,985
   1,012,025   United States Department of Agriculture Loan - PVT(+/-)                   3.61      06/25/2016       1,010,608
   1,292,056   United States Department of Agriculture Loan - PVT SBA
               GP Series D#66                                                            5.37      09/08/2019       1,271,254

TOTAL LOAN PARTICIPATION (COST $2,979,727)                                                                          2,966,847
                                                                                                                -------------

156 Wells Fargo Advantage Master Portfolios        Portfolio of Investments--May 31, 2008

STABLE INCOME PORTFOLIO

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
MUNICIPAL BONDS & NOTES: 4.86%
 $ 4,700,000   Colorado Student Obligation Bond Authority Student Loan
               Revenue Series VIII-A2(+/-)Section                                        5.35%     12/01/2032   $   4,700,000

   2,000,000   Los Angeles CA USD Election of 2005 Series D Property
               Tax Revenue                                                               5.05      07/01/2008       2,002,780
   3,000,000   Mississippi Development Bank Special Obligation                           5.24      07/01/2011       3,014,940
   2,685,000   Ohio State HFA Mortgage Backed Series G
               (Housing Revenue, GNMA Insured)                                           5.57      09/01/2016       2,703,339
   3,450,000   Ohio State HFA Residential Series K (Housing Revenue)                     5.84      09/01/2016       3,462,213
   3,000,000   Oregon School Board Association Taxable Pension Deferred
               Interest Series A (Property Tax Revenue, FGIC Insured)\                   4.29      06/30/2010       2,746,290
   2,505,000   Pennsylvania HFA Series 94-C (Housing Revenue)                            6.04      10/01/2030       2,507,229
   3,735,000   South Carolina Housing Finance & Development Authority
               Mortgage Revenue Taxable Series C-3 (Housing Revenue,
               First Security Bank LOC)                                                  5.50      07/01/2026       3,696,754

TOTAL MUNICIPAL BONDS & NOTES (COST $24,754,209)                                                                   24,833,545
                                                                                                                -------------

      SHARES

COLLATERAL FOR SECURITIES LENDING: 10.14%

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.78%
   1,002,936   BlackRock Temporary #24 Money Market Fund                                                            1,002,936
   1,002,936   Daily Assets Fund Institutional                                                                      1,002,936
   1,002,936   Dreyfus Cash Management Fund                                                                         1,002,936
   1,002,936   Short-Term Investment Company Money Market Fund                                                      1,002,936

                                                                                                                    4,011,744
                                                                                                                -------------

   PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS: 9.36%
$    385,745   Alpine Securitization Corporation++                                       2.66      06/03/2008         385,659
     559,330   Amstel Funding Corporation++                                              2.65      06/05/2008         559,124
     385,745   Amstel Funding Corporation++                                              2.48      06/19/2008         385,240
     337,526   Amsterdam Funding Corporation++                                           2.67      06/05/2008         337,401
      50,533   Apreco LLC++                                                              2.65      06/16/2008          50,473
     327,883   Aspen Funding Corporation++                                               2.47      06/02/2008         327,838
     385,745   Aspen Funding Corporation++                                               2.63      06/09/2008         385,491
     867,925   Atlantic Asset Securitization Corporation++                               2.40      06/02/2008         867,809
     385,745   Atlantic Asset Securitization Corporation++                               2.47      06/13/2008         385,400
   6,268,349   Barclays Repurchase Agreement - 102% Collateralized by
               Mortgage-Backed Securities (Maturity Value $ 6,269,550)                   2.30      06/02/2008       6,268,349
     380,923   Barclays US Funding LLC                                                   2.45      06/05/2008         380,793
     964,361   BASF Finance Europe NV(+/-)++                                             2.81      10/17/2008         963,643
     385,745   Belmont Funding LLC++                                                     2.70      06/17/2008         385,253
     337,526   BNP Paribas                                                               2.60      06/02/2008         337,478
     192,872   Bryant Bank Funding LLC++                                                 2.65      06/05/2008         192,801
     192,872   Bryant Bank Funding LLC++                                                 2.48      06/11/2008         192,726
     192,872   Bryant Bank Funding LLC++                                                 2.49      06/30/2008         192,474
     385,745   Cafco LLC                                                                 2.55      06/06/2008         385,581
     192,872   Cancara Asset Securitization Limited++                                    2.47      06/27/2008         192,515
     385,745   CBA (Delaware) Finance Incorporated                                       2.35      06/13/2008         385,417
     188,706   Chariot Funding LLC++                                                     2.48      06/10/2008         188,576
     453,250   Charta LLC++                                                              2.65      06/05/2008         453,083
     448,578   Cheyne Finance LLC(+/-)(i)++\\(a)                                         6.40      02/25/2008         322,976
     166,835   Ciesco LLC++                                                              2.45      06/05/2008         166,778
     385,745   Ciesco LLC++                                                              2.46      06/20/2008         385,217
     385,745   Clipper Receivables Corporation++                                         2.63      06/11/2008         385,435
     337,526   CRC Funding LLC++                                                         2.65      06/03/2008         337,452
     385,745   CRC Funding LLC++                                                         2.48      06/25/2008         385,080
   2,603,776   Credit Suisse First Boston Repurchase Agreement - 102%
               Collateralized by Mortgage-Backed Securities
               (Maturity Value $2,604,314)                                               2.48      06/02/2008       2,603,776

Portfolio of Investments--May 31, 2008             Wells Fargo Advantage Master Portfolios 157

STABLE INCOME PORTFOLIO

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$  1,041,510   Danske Bank AS                                                           2.45%      06/02/2008   $   1,041,510
   1,041,510   Danske Bank AS                                                            2.50      06/02/2008       1,041,510
   1,041,510   Danske Bank AS                                                            2.53      06/03/2008       1,041,510
   1,041,510   Deutsche Bank Repurchase Agreement - 102% Collateralized by
               Money Market Securities (Maturity Value $1,041,723)                       2.45      06/02/2008       1,041,510
   2,121,595   Deutsche Bank Repurchase Agreement - 102% Collateralized by
               Mortgage-Backed Securities (Maturity Value $2,122,010)                    2.35      06/02/2008       2,121,595
     289,308   Ebbets Funding LLC++                                                      2.70      06/10/2008         289,091
     385,745   Enterprise Funding LLC++                                                  2.70      06/02/2008         385,687
     385,745   Enterprise Funding LLC++                                                  2.47      06/19/2008         385,242
     578,617   Erasmus Capital Corporation++                                             2.47      06/02/2008         578,537
      78,769   Erasmus Capital Corporation++                                             2.55      06/06/2008          78,736
      77,843   Erasmus Capital Corporation++                                             2.60      06/10/2008          77,787
     385,745   Eureka Securitization Incorporated++                                      2.47      06/06/2008         385,586
     395,388   Fairway Finance Corporation++                                             2.43      06/11/2008         395,095
     289,308   Falcon Asset Securitization Corporation++                                 2.47      06/02/2008         289,269
     385,745   Falcon Asset Securitization Corporation++                                 2.41      06/24/2008         385,125
     358,742   Fortis Bank NY                                                            2.50      06/05/2008         358,742
     409,854   Gemini Securitization Incorporated++                                      2.73      06/03/2008         409,760
     385,745   Gemini Securitization Incorporated++                                      2.53      06/20/2008         385,202
     308,596   General Electric Capital Assurance Company(+/-)                           2.59      06/16/2008         308,596
     293,648   Govco Incorporated++                                                      2.65      06/04/2008         293,562
     482,181   Grampian Funding Limited++                                                2.40      06/03/2008         482,084
     385,745   Grampian Funding Limited++                                                2.55      06/23/2008         385,116
     675,053   ING (USA) Annuity & Life Insurance Company(+/-)(i)                        2.59      10/16/2008         675,053
     264,871   Jupiter Securitization Corporation++                                      2.45      06/03/2008         264,817
     192,872   Jupiter Securitization Corporation++                                      2.60      06/04/2008         192,817
     385,745   Jupiter Securitization Corporation++                                      2.47      06/05/2008         385,612
     385,745   Kitty Hawk Funding Corporation++                                          2.45      06/12/2008         385,430
     289,308   Liberty Street Funding Corporation++                                      2.50      06/02/2008         289,268
     125,367   Liberty Street Funding Corporation++                                      2.75      06/05/2008         125,319
     250,734   Liberty Street Funding Corporation++                                      2.59      06/13/2008         250,499
     482,181   Mazarin Funding Corporation(+/-)++                                        2.45      08/04/2008         480,997
     482,181   MetLife Global Funding I(+/-)++                                           2.43      10/21/2008         482,102
     385,745   Mont Blanc Capital Corporation++                                          2.49      06/23/2008         385,131
     296,541   Morgan Stanley(+/-)                                                       2.64      10/15/2008         296,367
     482,181   Natexis Banques Populaires(+/-)++                                         2.74      09/08/2008         480,339
     193,277   Nieuw Amsterdam Receivables Corporation++                                 2.55      06/04/2008         193,223
     192,872   Nieuw Amsterdam Receivables Corporation++                                 2.45      06/25/2008         192,544
     464,591   Old Line Funding Corporation++                                            2.58      06/09/2008         464,292
     385,745   Park Avenue Receivable Corporation++                                      2.42      06/27/2008         385,044
     347,170   Picaros Funding LLC++                                                     2.65      06/05/2008         347,042
     343,313   Premium Asset Trust(+/-)++(i)                                             2.87      07/15/2008         343,060
     385,745   Ranger Funding Corporation++                                              2.55      06/04/2008         385,635
     164,790   RBS Citizen (Grand Cayman) NA                                             2.19      06/02/2008         164,790
     382,774   Regency Markets #1 LLC++                                                  2.48      06/17/2008         382,326
     414,675   Royal Bank of Scotland plc                                                2.43      06/09/2008         414,423
     385,745   Scaldis Capital Limited++                                                 2.50      06/26/2008         385,048
     385,745   Sheffield Receivables Corporation++                                       2.55      06/04/2008         385,635
     385,745   Sheffield Receivables Corporation++                                       2.50      06/16/2008         385,316
     380,923   Societe Generale North America Incorporated                               2.61      06/06/2008         380,757
     385,745   Solitaire Funding LLC++                                                   2.50      06/12/2008         385,423
     771,489   Stanfield Victoria Funding LLC(+/-)(i)++\\(a)                             5.73      04/03/2008         632,621
     125,367   Surrey Funding Corporation                                                3.00      06/02/2008         125,346
     324,990   Surrey Funding Corporation++                                              2.92      06/03/2008         324,911
     135,011   Surrey Funding Corporation++                                              2.65      06/09/2008         134,921

158 Wells Fargo Advantage Master Portfolios        Portfolio of Investments--May 31, 2008

STABLE INCOME PORTFOLIO

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    385,745   Thames Asset Global Securitization #1 Incorporated                        2.57%     06/16/2008        $385,304
     385,745   Thunder Bay Funding Incorporated++                                        2.50      06/27/2008         385,021
     385,745   Ticonderoga Funding Limited++                                             2.40      06/17/2008         385,307
   1,928,723   Transamerica Occidental Life Insurance(+/-)(i)                            2.58      10/31/2008       1,928,723
     385,745   Tulip Funding Corporation++                                               2.45      06/25/2008         385,088
     482,181   UniCredito Italiano Bank (Ireland) Series LIB(+/-)++                      2.65      10/08/2008         482,000
     231,447   Versailles CDS LLC++                                                      3.00      06/03/2008         231,389
      96,436   Versailles CDS LLC++                                                      2.85      06/05/2008          96,398
     482,181   Victoria Finance LLC(+/-)(i)++\\(a)                                       5.56      05/02/2008         395,388
     482,181   Victoria Finance LLC(+/-)(i)++\\(a)                                       2.55      08/07/2008         395,388
     385,745   Windmill Funding Corporation++                                            2.50      06/16/2008         385,316
     170,576   Yorktown Capital LLC++                                                    2.43      06/17/2008         170,381
     192,872   Yorktown Capital LLC++                                                    2.53      06/19/2008         192,615

                                                                                                                   47,875,116
                                                                                                                -------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $ 52,697,177)                                                        51,886,860
                                                                                                                -------------

      SHARES

SHORT-TERM INVESTMENTS: 16.41%
  83,919,816   Wells Fargo Advantage Money Market Trust>+++                                                        83,919,816
                                                                                                                -------------

TOTAL SHORT-TERM INVESTMENTS (COST $83,919,816)                                                                    83,919,816
                                                                                                                -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $585,137,637)*                                                   109.55%                                  $ 560,376,939
Other Assets and Liabilities, Net                                       (9.55)                                    (48,827,455)
                                                                       ------                                   -------------
TOTAL NET ASSETS                                                       100.00%                                  $ 511,549,484
                                                                       ------                                   -------------

(+/-) Variable rate investments.

<<    All or a portion of this security is on loan. (See Note 2)

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

(i)   Illiquid security.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

@     Foreign bond principal is denominated in US dollars.

Section. These securities are subject to a demand feature which reduces the effective maturity.

\     Zero coupon bond. Interest rate presented is yield to maturity.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++ Short-term security of an affiliate of the Fund with a cost of $83,919,816.

* Cost for federal income tax purposes is $585,137,646 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                      $    2,265,177
Gross unrealized depreciation                         (27,025,884)
                                                   --------------
Net unrealized appreciation (depreciation)         $  (24,760,707)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments--May 31, 2008                       Wells Fargo Advantage Master Portfolios 159

TOTAL RETURN BOND PORTFOLIO

PRINCIPAL         SECURITY NAME                                 INTEREST RATE    MATURITY DATE        VALUE
AGENCY SECURITIES: 42.29%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 6.84%
$    4,852,249    FHLMC #1B3391(+/-)<<                              5.74%          05/01/2037     $    4,976,011
       904,694    FHLMC #1B7339(+/-)                                6.23           05/01/2037            926,223
        19,819    FHLMC #1B7562(+/-)                                6.17           11/01/2037             20,225
     1,788,450    FHLMC #1G2254(+/-)                                6.39           10/01/2037          1,841,510
     2,336,578    FHLMC #1J0426(+/-)<<                              5.93           06/01/2037          2,392,198
     4,840,880    FHLMC #1J1389(+/-)<<                              6.68           11/01/2036          4,988,175
     2,333,334    FHLMC #1J1409(+/-)                                5.85           12/01/2036          2,386,495
     4,805,844    FHLMC #1J1465(+/-)<<                              5.87           01/01/2037          4,899,212
     3,315,327    FHLMC #1J1511(+/-)<<                              6.47           11/01/2036          3,395,737
     6,440,633    FHLMC #1J1578(+/-)<<                              6.02           04/01/2037          6,586,660
     5,800,181    FHLMC #1J1581(+/-)<<                              5.92           04/01/2037          5,928,899
     1,769,574    FHLMC #1J1614(+/-)                                5.87           05/01/2037          1,809,311
     1,439,047    FHLMC #1J1630(+/-)                                5.91           04/01/2037          1,471,491
     5,374,237    FHLMC #1J2842(+/-)<<                              6.15           09/01/2037          5,510,899
     6,548,813    FHLMC #1N0148(+/-)<<                              5.84           04/01/2036          6,720,293
       674,165    FHLMC #1N0166(+/-)                                6.35           06/01/2036            691,969
     3,808,612    FHLMC #1N0287(+/-)<<                              6.56           11/01/2036          3,926,179
       769,464    FHLMC #1N1424(+/-)                                6.41           04/01/2037            790,539
     2,451,915    FHLMC #1Q0251(+/-)<<                              6.30           04/01/2037          2,516,643
     1,899,684    FHLMC #E01279                                     5.50           01/01/2018          1,931,028
     4,830,309    FHLMC #E01497<<                                   5.50           11/01/2018          4,908,365
     1,119,719    FHLMC #E01539                                     5.50           12/01/2018          1,137,772
     5,998,782    FHLMC #G02455<<                                   5.50           10/01/2030          5,987,472
     2,071,778    FHLMC #G11594                                     5.50           08/01/2019          2,104,707
        58,374    FHLMC #G11653                                     5.50           12/01/2019             59,302
     5,162,209    FHLMC #G11658<<                                   5.50           01/01/2020          5,236,193
     3,510,335    FHLMC #G11786<<                                   5.00           10/01/2014          3,532,058
     3,461,438    FHLMC #G11850<<                                   5.50           07/01/2020          3,511,047
     4,307,476    FHLMC #G11940                                     5.50           05/01/2020          4,369,210
     3,265,322    FHLMC #G11944<<                                   5.50           07/01/2020          3,312,120
     4,081,064    FHLMC #G11983<<                                   5.50           01/01/2020          4,139,553
     1,471,074    FHLMC #G12258                                     6.00           08/01/2016          1,514,078
     2,920,566    FHLMC #G12474                                     5.50           01/01/2017          2,967,443
     3,819,550    FHLMC #G12827<<                                   5.50           02/01/2021          3,880,558
     2,944,044    FHLMC #G12888<<                                   5.50           07/01/2018          2,991,068
     1,455,000    FHLMC #G13169                                     5.50           06/01/2020          1,478,354
     3,621,270    FHLMC #G30391<<                                   4.50           04/01/2028          3,451,032
     1,337,703    FHLMC #J02372                                     5.50           05/01/2020          1,358,965
     1,294,311    FHLMC #J02373                                     5.50           05/01/2020          1,314,883
     1,804,563    FHLMC #J02376                                     6.00           05/01/2020          1,855,900
     1,350,037    FHLMC #J04514                                     5.50           03/01/2017          1,371,600

                                                                                                     124,191,377
                                                                                                  --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 31.84%
     2,522,009    FNMA #190129                                      6.00           11/01/2023          2,581,040
     6,299,982    FNMA #190337<<                                    5.00           07/01/2033          6,111,573
     3,697,841    FNMA #254758<<                                    4.50           06/01/2013          3,682,615
     7,432,031    FNMA #254949<<                                    5.00           11/01/2033          7,209,767
     1,426,796    FNMA #256559                                      5.50           01/01/2017          1,449,029
     1,256,136    FNMA #256646                                      5.50           03/01/2017          1,275,709
     4,373,675    FNMA #256682<<                                    5.50           04/01/2017          4,441,825
     5,013,646    FNMA #256719<<                                    5.50           05/01/2017          5,091,768
     4,104,566    FNMA #555592<<                                    5.50           07/01/2033          4,090,841
       188,782    FNMA #688017<<                                    5.50           03/01/2033            188,151

160 Wells Fargo Advantage Master Portfolios                  Portfolio of Investments--May 31, 2008

TOTAL RETURN BOND PORTFOLIO

PRINCIPAL         SECURITY NAME                                 INTEREST RATE    MATURITY DATE        VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (continued)
$    5,758,850    FNMA #694406<<                                    5.50%          03/01/2033     $    5,739,594
     1,388,019    FNMA #699613                                      5.50           06/01/2033          1,383,378
    13,806,767    FNMA #702005<<                                    5.50           05/01/2033         13,760,601
     1,326,043    FNMA #725068<<                                    5.50           01/01/2019          1,348,777
    12,668,562    FNMA #725610<<                                    5.50           07/01/2034         12,614,325
     6,129,534    FNMA #725611<<                                    5.50           06/01/2034          6,109,038
       583,376    FNMA #728720<<                                    5.00           07/01/2033            565,929
     7,374,890    FNMA #728877<<                                    5.00           08/01/2033          7,154,335
    10,217,115    FNMA #745121<<                                    5.50           12/01/2018         10,392,281
    11,075,757    FNMA #745314                                      4.00           05/01/2034         10,111,455
     3,190,924    FNMA #745526<<                                    6.00           05/01/2021          3,278,984
     5,029,351    FNMA #745899(+/-)<<                               5.94           10/01/2036          5,144,989
    12,824,161    FNMA #888091<<                                    5.50           12/01/2030         12,797,310
     5,834,858    FNMA #888202<<                                    5.50           02/01/2017          5,925,776
     5,737,198    FNMA #888307(+/-)                                 5.92           04/01/2037          5,863,860
     7,729,775    FNMA #888443(+/-)                                 5.89           06/01/2037          7,924,570
    10,966,274    FNMA #888828<<                                    5.00           10/01/2018         10,993,217
     1,826,927    FNMA #888911(+/-)                                 6.10           11/01/2037          1,867,329
     4,180,937    FNMA #888964<<                                    7.00           11/01/2037          4,397,660
    12,081,911    FNMA #889012<<                                    6.50           12/01/2037         12,393,247
    42,949,243    FNMA #889069<<                                    5.50           01/01/2021         43,685,582
     6,375,545    FNMA #889115<<                                    5.50           12/01/2019          6,486,842
    38,445,063    FNMA #889182<<                                    5.00           01/01/2021         38,479,449
     8,025,833    FNMA #889213<<                                    5.50           10/01/2020          8,160,923
     1,298,634    FNMA #889229(+/-)<<                               5.92           09/01/2036          1,324,231
    13,543,129    FNMA #889318<<                                    5.50           07/01/2020         13,775,318
    18,483,235    FNMA #889319<<                                    5.00           12/01/2019         18,499,767
     3,937,044    FNMA #889453<<                                    4.50           04/01/2028          3,753,192
     5,545,564    FNMA #889495<<                                    6.50           03/01/2038          5,723,403
     7,038,616    FNMA #889514<<                                    6.50           04/01/2038          7,313,558
     7,919,548    FNMA #889568                                      5.50           03/01/2020          8,127,436
     4,630,149    FNMA #895690(+/-)                                 6.29           05/01/2036          4,743,234
     1,874,023    FNMA #905597(+/-)                                 6.07           12/01/2036          1,916,010
     2,304,231    FNMA #905618(+/-)                                 6.10           12/01/2036          2,355,681
     1,330,916    FNMA #905629(+/-)                                 6.13           12/01/2036          1,360,829
     5,686,061    FNMA #906216(+/-)                                 5.95           01/01/2037          5,819,571
     1,554,074    FNMA #906403(+/-)                                 6.03           01/01/2037          1,588,350
     1,990,542    FNMA #906404(+/-)                                 5.95           01/01/2037          2,032,752
     1,318,124    FNMA #909569(+/-)                                 5.88           02/01/2037          1,343,407
     1,645,967    FNMA #914819(+/-)                                 5.98           04/01/2037          1,681,549
     1,121,902    FNMA #914820(+/-)                                 6.01           04/01/2037          1,147,086
     2,440,178    FNMA #917894(+/-)                                 5.78           05/01/2037          2,506,476
     3,222,760    FNMA #928939<<                                    7.00           12/01/2037          3,389,816
     1,488,773    FNMA #944357                                      6.00           06/01/2022          1,529,542
     3,548,020    FNMA #945032(+/-)<<                               5.77           08/01/2037          3,633,393
        98,984    FNMA #945657(+/-)                                 6.28           09/01/2037            101,760
     2,607,421    FNMA #949593                                      6.00           08/01/2022          2,678,823
     6,214,860    FNMA #965628                                      6.50           01/01/2038          6,375,009
    43,000,000    FNMA TBA%%                                        5.50           07/01/2020         43,362,834
    21,400,000    FNMA TBA%%                                        6.00           07/01/2021         21,914,927
    29,500,000    FNMA TBA%%                                        4.50           06/01/2023         28,697,954
    37,031,000    FNMA TBA%%                                        5.50           06/01/2023         37,424,454
    21,500,000    FNMA TBA%%                                        4.50           07/01/2023         20,875,167
    40,500,000    FNMA TBA%%                                        5.50           07/01/2033         40,107,636
    10,500,000    FNMA TBA%%                                        6.50           07/01/2036         10,795,313

                                                                                                     578,600,247
                                                                                                  --------------

Portfolio of Investments--May 31, 2008                       Wells Fargo Advantage Master Portfolios 161

TOTAL RETURN BOND PORTFOLIO

PRINCIPAL         SECURITY NAME                                 INTEREST RATE    MATURITY DATE        VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 3.61%
$    5,835,458    GNMA #781658<<                                    6.00%          10/15/2033     $    5,962,412
    10,056,212    GNMA #782044<<                                    6.50           12/15/2032         10,412,990
    49,500,000    GNMA TBA%%                                        5.50           07/01/2038         49,267,944

                                                                                                      65,643,346
                                                                                                  --------------

TOTAL AGENCY SECURITIES (COST $766,602,770)                                                          768,434,970
                                                                                                  --------------
ASSET BACKED SECURITIES: 10.83%
     3,908,000    AmeriCredit Prime Automobile
                  Receivables Trust Series 2007-1
                  Class A3                                          5.27           10/08/2009          3,918,178
     2,043,000    Capital Auto Receivables Asset Trust
                  Series 2007-1 Class A3A                           5.00           04/15/2011          2,061,875
     2,265,000    Capital Auto Receivables Asset Trust
                  Series 2007-4A Class A4                           5.30           12/15/2011          2,255,027
    11,091,000    Capital One Multi-Asset Execution
                  Trust Series 2006-A11 Class A11(+/-)              2.60           06/17/2019         10,036,174
    34,215,000    Capital One Multi-Asset Execution
                  Trust Series 2008-A3 Class A3                     5.05           02/16/2016         33,531,247
     5,268,000    Capital One Multi-Asset Execution
                  Trust Series 2008-A5 Class A5                     4.85           02/18/2014          5,301,846
    14,691,000    Chase Issuance Trust Series 2008-A4
                  Class A4                                          4.65           03/15/2015         14,408,795
     2,737,000    Citibank Credit Card Issuance Trust
                  Series 2007-A8 Class A8                           5.65           09/20/2019          2,677,447
     3,620,000    Citibank Credit Card Issuance Trust
                  Series 2008-A1 Class A1                           5.35           02/07/2020          3,448,323
     2,337,000    Citicorp Residential Mortgage
                  Securities Incorporated Series
                  2006-1 Class A2                                   5.68           07/25/2036          2,300,398
     2,283,000    Citicorp Residential Mortgage
                  Securities Incorporated Series
                  2006-2 Class A2                                   5.56           09/25/2036          2,244,776
       448,502    Citicorp Residential Mortgage
                  Securities Series 2006-1 Class A1                 5.96           07/25/2036            446,408
     2,483,995    Citigroup Mortgage Loan Trust
                  Incorporated Series 2007-AHL1 Class
                  A2A(+/-)                                          2.43           12/25/2036          2,348,489
     1,454,983    CNH Equipment Trust Series 2004-A
                  Class A4A(+/-)                                    2.62           09/15/2011          1,455,056
     4,897,000    Comet Series 2007-A7 Class A7                     5.75           07/15/2020          4,811,685
     1,404,000    Connecticut RRB Special Purpose
                  Trust CL&P-1 Series 2001-1 Class A5               6.21           12/30/2011          1,446,630
     3,132,577    Countrywide Asset Backed
                  Certificates Series 2006-S1 Class A2              5.55           08/25/2021          2,898,559
     1,080,764    Countrywide Asset Backed
                  Certificates Series 2007-3 Class
                  2A1(+/-)                                          2.49           05/25/2047          1,031,673
     1,643,000    Daimler Chrysler Auto Trust Series
                  2000-B Class A4A                                  5.32           11/10/2014          1,637,333
     1,605,000    Daimler Chrysler Auto Trust Series
                  2008-B Class A3A                                  4.71           09/10/2012          1,601,770
     5,066,000    Discover Card Master Trust I Series
                  2006-2 Class A2(+/-)                              2.54           01/16/2014          4,840,429
    11,395,000    Discover Card Master Trust Series
                  2007-A1 Class A1                                  5.65           03/16/2020         10,984,028
    11,786,000    Discover Card Master Trust Series
                  2008-A3 Class A3                                  5.10           10/15/2013         11,801,113
     3,607,000    Dominos Pizza Master Issuer LLC
                  Series 2007-1 Class A2++                          5.26           04/25/2037          3,057,909
       267,000    Ford Credit Auto Owner Trust Series
                  2007-B Class A4A                                  5.24           07/15/2012            268,494
    14,299,000    Ford Credit Auto Owner Trust Series
                  2008-C Class A4A                                  5.16           04/15/2013         14,184,504
     4,834,000    Ford Credit Floorplan Master Owner
                  Trust Series 2006-4 Class A(+/-)                  2.76           06/15/2013          4,418,330
     2,707,856    Great America Leasing Receivables
                  Series 2006-1 Class A3++                          5.34           01/15/2010          2,719,235
     3,640,000    Harley Davidson Motorcycle Trust
                  Series 2008-1 Class A3A                           4.25           02/15/2013          3,575,585
       821,000    Harley Davidson Motorcyle Trust
                  Series 2007-2 Class A4                            5.12           08/15/2013            827,415
       896,000    Harley-Davidson Motorcycle Trust
                  Series 2007-1 Class A3                            5.22           03/15/2012            906,034
       753,000    Hyundai Auto Receivables Trust
                  Series 2007-A Class A3A                           5.04           01/17/2012            757,812
        34,160    Master Asset Backed Securities Trust
                  Series 2005-AB1 Class A1B                         5.14           11/25/2035             34,064
        19,983    Morgan Stanley ABS Capital I Series
                  2006-WMC1 Class A2A(+/-)                          2.46           12/25/2035             19,932
     1,111,008    Morgan Stanley ABS Capital I Series
                  2007-HE2 Class A2A(+/-)                           2.43           01/25/2037          1,080,069
       979,624    Morgan Stanley Home Equity Loans
                  Series 2007-1 Class A1(+/-)                       2.44           12/25/2036            967,985
     1,129,314    Morgan Stanley Mortgage Loan Trust
                  Series 2007-6XS Class 2A1S(+/-)                   2.50           02/25/2047          1,042,368
     8,964,000    Nissan Auto Receivables Owner Trust
                  Series 2007-B Class A4                            5.16           03/17/2014          8,997,017
       336,593    Ownit Mortgage Loan Asset Backed
                  Certificates Series 2006-1 Class AF1              5.42           12/25/2036            335,469
     2,351,000    Providian Master Note Trust Series
                  2006-A1A Class A(+/-)++                           2.54           01/15/2013          2,329,163
     1,284,221    Residential Asset Mortgage Products
                  Incorporated Series 2003-RS7 Class
                  AI6(+/-)                                          5.34           08/25/2033          1,181,429
     1,713,000    SLM Student Loan Trust Series 2005-3
                  Class A4(+/-)                                     2.99           04/27/2020          1,681,578
     1,319,000    Swift Master Auto Receivables Trust
                  Series 2007-1 Class A(+/-)                        2.61           06/15/2012          1,246,902
     5,293,469    Triad Auto Receivables Owner Trust
                  Series 2006-B Class A3                            5.41           08/12/2011          5,285,083
     1,108,558    Triad Auto Receivables Owner Trust
                  Series 2006-C Class A3                            5.26           11/14/2011          1,097,544
       316,000    USAA Auto Owner Trust Series 2008-2
                  Class A4                                          5.16           11/15/2013            315,163
     2,677,000    Volkswagen Auto Loan Enhanced Trust
                  Series 2008-1 Class A3                            4.50           07/20/2012          2,673,266
     2,937,000    Washington Mutual Master Note Trust
                  Series 2006-A2A Class A(+/-)++                    2.56           06/15/2015          2,657,067

162 Wells Fargo Advantage Master Portfolios                  Portfolio of Investments--May 31, 2008

TOTAL RETURN BOND PORTFOLIO

PRINCIPAL         SECURITY NAME                                 INTEREST RATE    MATURITY DATE        VALUE
ASSET BACKED SECURITIES (continued)
$    5,941,000    Washington Mutual Master Note Trust
                  Series 2007-A1 Class A1(+/-)++                    2.54%          03/17/2014     $    5,628,799
       512,000    Washington Mutual Master Note Trust
                  Series 2007-A2 Class A2(+/-)++                    2.54           05/15/2014            489,129
        61,072    WFS Financial Owner Trust Series
                  2005-3 Class A3A                                  4.25           06/17/2010             61,146
     1,376,000    World Omni Receivables Trust Series
                  2007-B Class A3A                                  5.28           01/17/2012          1,386,243

TOTAL ASSET BACKED SECURITIES (COST $198,485,792)                                                    196,711,993
                                                                                                  --------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 19.72%
     3,739,000    American Tower Trust Series 2007-1A
                  Class AFX++                                       5.42           04/15/2037          3,627,353
     4,697,000    Banc of America Commercial Mortgage
                  Incorporated Series 2005-6 Class
                  A4(+/-)                                           5.18           09/10/2047          4,604,208
     2,966,068    Bank of America Commercial Mortgage
                  Incorporated Series 2000-1 Class
                  A2A(+/-)                                          7.33           11/15/2031          3,039,891
     1,172,000    Bank of America Commercial Mortgage
                  Incorporated Series 2002-PB2 Class B              6.31           06/11/2035          1,212,949
     1,313,000    Bank of America Commercial Mortgage
                  Incorporated Series 2003-1 Class A2               4.65           09/11/2036          1,285,279
     3,405,000    Bank of America Commercial Mortgage
                  Incorporated Series 2004-1 Class A4               4.76           11/10/2039          3,319,743
       393,000    Bank of America Commercial Mortgage
                  Incorporated Series 2004-2 Class A5               4.58           11/10/2038            375,267
     2,092,000    Bank of America Commercial Mortgage
                  Incorporated Series 2005-3 Class A4               4.67           07/10/2043          1,990,334
     7,375,000    Bear Stearns Commercial Mortgage
                  Securities Incorporated Series
                  2000-WF1 Class A2(+/-)                            7.78           02/15/2032          7,643,729
     4,661,000    Bear Stearns Commercial Mortgage
                  Securities Incorporated Series
                  2004-ESA Class C++                                4.94           05/14/2016          4,733,765
     2,506,000    Bear Stearns Commercial Mortgage
                  Securities Incorporated Series
                  2005-T18 Class A4(+/-)                            4.93           02/13/2042          2,415,633
       649,000    Bear Stearns Commercial Mortgage
                  Securities Incorporated Series
                  2004-PWR6 Class A6                                4.83           11/11/2041            622,206
     4,142,000    Citigroup Commercial Mortgage Trust
                  Series 2008-C7 Class A4(+/-)                      6.10           04/01/2038          4,178,265
     1,060,694    Citigroup Mortgage Loan Trust
                  Incorporated Series 2005-9 Class 21A2             5.50           11/25/2035          1,005,371
     3,344,901    Citimortgage Alternative Loan Trust
                  Series 2006-A1 Class 1A6                          6.00           04/25/2036          2,994,681
     5,791,000    Commercial Mortgage Pass-Through
                  Certificate Series 2001-J2A Class A2++            6.10           07/16/2034          5,957,610
     3,385,170    Countrywide Alternative Loan Trust
                  Series 2006-0C6 Class 2A1(+/-)                    2.46           07/25/2036          3,174,421
     1,989,428    Credit Suisse First Boston Mortgage
                  Securities Corporation Series
                  2001-CF2 Class A4                                 6.51           02/15/2034          2,057,988
     1,182,367    Credit Suisse First Boston Mortgage
                  Securities Corporation Series
                  2001-CK1 Class A3                                 6.38           12/18/2035          1,219,558
     3,506,456    Credit Suisse First Boston Mortgage
                  Securities Corporation Series
                  2001-Ckn5 Class A4                                5.44           09/15/2034          3,547,759
     3,045,000    Credit Suisse First Boston Mortgage
                  Securities Corporation Series
                  2002-CKN2 Class A3                                6.13           04/15/2037          3,141,832
     2,602,000    Credit Suisse First Boston Mortgage
                  Securities Corporation Series
                  2003-C4 Class A4(+/-)                             5.14           08/15/2036          2,575,996
     4,925,000    Credit Suisse First Boston Mortgage
                  Securities Corporation Series
                  2003-C5 Class A4(+/-)                             4.90           12/15/2036          4,805,155
     1,249,000    Credit Suisse First Boston Mortgage
                  Securities Corporation Series
                  2003-Ck2 Class A4                                 4.80           03/15/2036          1,227,313
     3,640,000    Credit Suisse First Boston Mortgage
                  Securities Corporation Series
                  2004-C2 Class A2(+/-)                             5.42           05/15/2036          3,599,591
     1,182,000    Credit Suisse First Boston Mortgage
                  Securities Corporation Series
                  2005-C1 Class AAB                                 4.82           02/15/2038          1,156,180
     3,010,213    DLJ Commercial Mortgage Corporation
                  Series 1999-CG2 Class A1B(+/-)                    7.30           06/10/2032          3,074,794
     2,972,217    DLJ Commercial Mortgage Corporation
                  Series 1999-CG3 Class A1B                         7.34           10/10/2032          3,055,825
     2,419,820    DLJ Commercial Mortgage Corporation
                  Series 2000-CKP1 Class A1B                        7.18           11/10/2033          2,524,001
     7,496,117    FHLB Series I7-2014 Class 1                       5.34           03/20/2014          7,401,244
    14,690,913    FHLB Series VN-2015 Class A                       5.46           11/27/2015         14,831,510
     4,798,000    FHLMC Series 2542 Class ES                        5.00           12/15/2017          4,806,871
     3,954,000    FHLMC Series 2558 Class BD<<                      5.00           01/15/2018          3,929,900
     2,494,680    FHLMC Series 2583 Class TD<<                      4.50           12/15/2013          2,502,507
     2,815,000    FHLMC Series 2590 Class NU                        5.00           06/15/2017          2,857,257
     2,565,000    FHLMC Series 2623 Class AJ                        4.50           07/15/2016          2,565,346
       611,114    FHLMC Series 2645 Class MK                        3.50           07/15/2022            610,438
       347,000    FHLMC Series 2694 Class QG                        4.50           01/15/2029            345,522
     1,138,000    FHLMC Series 2725 Class PC                        4.50           05/15/2028          1,145,923
       367,637    FHLMC Series 2727 Class PW<<                      3.57           06/15/2029            366,273
     1,105,160    FHLMC Series 2780 Class TB                        3.00           12/15/2024          1,101,940
     2,808,000    FHLMC Series 2790 Class TN                        4.00           05/15/2024          2,548,972
       290,643    FHLMC Series 3000 Class PA                        3.90           01/15/2023            289,387
     3,814,096    FHLMC Series 3017 Class TA                        4.50           08/15/2035          3,777,645
     3,688,000    FHLMC Series 3079 Class MD                        5.00           03/15/2034          3,584,617
     1,748,500    FHLMC Series 3104 Class QC                        5.00           09/15/2031          1,737,992
     4,763,000    FHLMC Series 3117 Class PC<<                      5.00           06/15/2031          4,802,888
     1,900,000    FHLMC Series 3268 Class HC                        5.00           12/15/2032          1,871,051
     2,687,000    FHLMC Series 3289 Class PB                        5.00           11/15/2029          2,684,519

Portfolio of Investments--May 31, 2008                       Wells Fargo Advantage Master Portfolios 163

TOTAL RETURN BOND PORTFOLIO

PRINCIPAL         SECURITY NAME                                 INTEREST RATE    MATURITY DATE        VALUE
ASSET BACKED SECURITIES (continued)
$    2,053,000    FHLMC Series 3298 Class VB                        5.00%          11/15/2025     $    1,940,841
     6,911,485    FHLMC Series 3316 Class HA<<                      5.00           07/15/2035          6,885,498
     4,637,250    FHLMC Series 3325 Class JL                        5.50           06/15/2037          4,685,936
       365,000    FHLMC Series 3351 Class PK                        5.50           01/15/2032            370,302
     2,607,000    FHLMC Series 3372 Class BD                        4.50           10/15/2022          2,434,670
     3,295,409    First Horizon Alternative Mortgage
                  Security Series 2006-Re1 Class A1                 5.50           05/25/2035          3,030,841
     2,335,848    First Union National Bank Commercial
                  Mortgage Series 1999-C4 Class A2                  7.39           12/15/2031          2,408,364
     1,663,536    First Union National Bank Commercial
                  Mortgage Series 2000-C2 Class A2                  7.20           10/15/2032          1,738,789
     1,574,000    First Union National Bank Commercial
                  Mortgage Series 2001-C4 Class B                   6.42           12/12/2033          1,634,725
       438,627    FNMA Series 2003-108 Class BE                     4.00           11/25/2018            411,021
       428,643    FNMA Series 2003-113 Class PN                     3.50           02/25/2013            427,875
     1,248,791    FNMA Series 2003-15 Class CH                      4.00           02/25/2017          1,242,135
     1,606,325    FNMA Series 2003-16 Class PN                      4.50           10/25/2015          1,613,253
     2,952,000    FNMA Series 2003-3 Class HJ                       5.00           02/25/2018          2,951,867
        83,113    FNMA Series 2003-92 Class NM                      3.50           04/25/2013             82,956
     1,425,311    FNMA Series 2004-34 Class PI                      3.50           05/25/2014          1,422,330
     1,938,129    FNMA Series 2004-60 Class PA                      5.50           04/25/2034          1,965,396
       524,600    FNMA Series 2005-45 Class BA                      4.50           11/25/2014            523,818
     1,771,544    FNMA Series 2005-58 Class MA                      5.50           07/25/2035          1,806,100
     3,147,000    FNMA Series 2007-113 Class DB<<                   4.50           12/25/2022          2,923,581
       847,000    FNMA Series 2007-26 Class BA                      5.50           05/25/2029            844,783
     7,114,536    FNMA Series 2007-30 Class MA<<                    4.25           02/25/2037          7,019,861
     7,132,620    FNMA Series 2007-39 Class NA<<                    4.25           01/25/2037          7,049,385
         4,936    GE Capital Commercial Mortgage
                  Corporation Series 2001-2 Class A3                6.03           08/11/2033              5,015
     4,098,000    GE Capital Commercial Mortgage
                  Corporation Series 2004-C1 Class A3               4.60           11/10/2038          3,981,359
     4,686,266    GMAC Commercial Mortgage Securities
                  Incorporated(+/-)                                 7.72           03/15/2033          4,858,243
     1,836,972    GMAC Commercial Mortgage Securities
                  Incorporated Series 2000-C2 Class A2(+/-)         7.46           08/16/2033          1,912,798
     7,324,956    GMAC Commercial Mortgage Securities
                  Incorporated Series 2000-C3 Class A2              6.96           09/15/2035          7,642,423
    29,809,000    GMAC Commercial Mortgage Securities
                  Incorporated Series 2001-C2 Class A2              6.70           04/15/2034         31,133,658
     3,712,000    GMAC Commercial Mortgage Securities
                  Incorporated Series 2002-C3 Class A2              4.93           07/10/2039          3,682,149
     5,930,000    GMAC Commercial Mortgage Securities
                  Incorporated Series 2003-C3 Class A4              5.02           04/10/2040          5,823,609
       344,916    GMAC Commercial Mortgage Securities
                  Incorporated Series 2004-C1 Class A1              3.12           03/10/2038            343,211
       232,392    GMAC Commercial Mortgage Securities
                  Incorporated Series 2004-C2 Class A1              3.90           08/10/2038            231,637
     1,244,417    GNMA Series 2006-3 Class A                        4.21           01/16/2028          1,236,797
     1,693,000    GNMA Series 2006-37 Class JG                      5.00           07/20/2036          1,627,759
     2,276,072    GNMA Series 2006-8 Class A                        3.94           08/16/2025          2,262,823
     1,051,000    Goldman Sachs Mortgage Securities
                  Corporation II Series 1998-C1 Class B             6.97           10/18/2030          1,051,341
       594,000    Heller Financial Commercial Mortgage
                  Asset Series 1999-PH1 Class C(+/-)                6.85           05/15/2031            603,234
     1,027,439    JPMorgan Chase Commercial Mortgage
                  Securities Corporation Series 2000-C10
                  Class A2(+/-)                                     7.37           08/15/2032          1,061,948
     6,074,000    JPMorgan Chase Commercial Mortgage
                  Securities Corporation Series 2002-C2
                  Class A2                                          5.05           12/12/2034          6,049,795
     1,152,000    JPMorgan Chase Commercial Mortgage
                  Securities Corporation Series 2002-CIB5
                  Class A2                                          5.16           10/12/2037          1,151,702
     4,280,000    JPMorgan Chase Commercial Mortgage
                  Securities Corporation Series 2003-CB7
                  Class A4(+/-)                                     4.88           01/12/2038          4,154,799
       101,799    JPMorgan Chase Commercial Mortgage
                  Securities Corporation Series 2004-C3
                  Class A1                                          3.77           01/15/2042            101,279
       878,246    JPMorgan Chase Commercial Mortgage
                  Securities Corporation Series 2005-LDP2
                  Class A1                                          4.33           07/15/2042            876,530
       572,837    JPMorgan Chase Commercial Mortgage
                  Securities Corporation Series 2005-LDP3
                  Class A1                                          4.66           08/15/2042            572,605
     1,995,000    JPMorgan Chase Commercial Mortgage
                  Securities Corporation Series 2006-CB15
                  Class ASB(+/-)                                    5.79           06/12/2043          1,984,677
     1,368,000    Lehman Brothers UBS Commercial Mortgage
                  Trust Series 2001-C2 Class A2                     6.65           11/15/2027          1,428,876
       397,000    Lehman Brothers UBS Commercial Mortgage
                  Trust Series 1999-C2 Class B                      7.43           10/15/2032            410,296
     4,857,000    Lehman Brothers UBS Commercial Mortgage
                  Trust Series 2002-C2 Class A4                     5.59           06/15/2031          4,925,857
       974,867    Lehman Brothers UBS Commercial Mortgage
                  Trust Series 2003-C5 Class A2                     3.48           07/15/2027            973,297
       716,977    Morgan Stanley Capital I Series
                  2002-IQ2 Class A3                                 5.52           12/15/2035            721,828
     4,079,000    Morgan Stanley Capital I Series
                  2003-IQ5 Class A4                                 5.01           04/15/2038          4,051,317
     2,332,000    Morgan Stanley Capital I Series
                  2004-HQ3 Class A4                                 4.80           01/13/2041          2,258,044
     3,736,000    Morgan Stanley Capital I Series
                  2005-HQ5 Class AAB                                5.04           01/14/2042          3,660,764
     4,893,000    Morgan Stanley Capital I Series
                  2005-HQ7 Class AAB(+/-)                           5.19           11/14/2042          4,801,655
     2,146,393    Morgan Stanley Dean Witter Capital I
                  Series 2001-TOP1 Class A4                         6.66           02/15/2033          2,224,692

164 Wells Fargo Advantage Master Portfolios                         Portfolio of Investments--May 31, 2008

TOTAL RETURN BOND PORTFOLIO

PRINCIPAL         SECURITY NAME                                 INTEREST RATE    MATURITY DATE        VALUE
ASSET BACKED SECURITIES (CONTINUED)
$    2,650,649    Morgan Stanley Dean Witter Capital
                  I Series 2001-TOP3 Class A4                       6.39%          07/15/2033     $    2,741,888
       628,000    Morgan Stanley Dean Witter Capital
                  I Series 2001-Top5 Class A4                       6.39           10/15/2035            650,976
       846,000    Salomon Brothers Mortgage Securities
                  Series 2000-C3 Class A2                           6.59           12/18/2033            871,062
     2,416,267    Salomon Brothers Mortgage Securities
                  VII Series 2002-KEY2 Class A2                     4.47           03/18/2036          2,390,204
       100,225    Structured Asset Securities
                  Corporation Series 1998-2 Class A(+/-)            2.91           02/25/2028             92,736
     5,858,611    US Bank NA Series 2007-1 Class A                  5.92           05/25/2012          5,876,949
     2,686,000    Wachovia Bank Commercial Mortgage
                  Trust Series 2002-C1 Class A4                     6.29           04/15/2034          2,784,735
     8,334,000    Wachovia Bank Commercial Mortgage
                  Trust Series 2002-C2 Class A4                     4.98           11/15/2034          8,270,235
     1,926,000    Wachovia Bank Commercial Mortgage
                  Trust Series 2003-C5 Class A2                     3.99           06/15/2035          1,826,022
     4,815,000    Wachovia Bank Commercial Mortgage
                  Trust Series 2003-C6 Class A3(+/-)                4.96           08/15/2035          4,821,505
       633,750    Wachovia Bank Commercial Mortgage
                  Trust Series 2003-C7 Class A1++                   4.24           10/15/2035            627,586
     1,678,000    Wachovia Bank Commercial Mortgage
                  Trust Series 2003-C8 Class A3                     4.45           11/15/2035          1,668,466
     1,114,000    Wachovia Bank Commercial Mortgage
                  Trust Series 2003-C9 Class A4(+/-)                5.01           12/15/2035          1,085,021
     5,481,000    Wachovia Bank Commercial Mortgage
                  Trust Series 2004-C10 Class A4                    4.75           02/15/2041          5,258,731
     1,546,000    Wachovia Bank Commercial Mortgage
                  Trust Series 2004-C11 Class A4                    5.03           01/15/2041          1,546,067
     4,893,000    Wachovia Bank Commercial Mortgage
                  Trust Series 2005-C21 Class A4(+/-)               5.21           10/15/2044          4,825,502
     1,886,000    Wachovia Bank Commercial Mortgage
                  Trust Series 2006-C26 Class APB                   6.00           06/15/2045          1,901,766

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $356,284,947)                                        358,388,294
                                                                                                  --------------

CORPORATE BONDS & NOTES: 17.54%

APPAREL & ACCESSORY STORES: 0.16%
     2,930,000    Nordstrom Incorporated                            7.00           01/15/2038          2,823,477
                                                                                                  --------------

BUSINESS SERVICES: 0.46%
     3,753,000    Oracle Corporation                                4.95           04/15/2013          3,765,591
     4,695,000    Oracle Corporation                                5.75           04/15/2018          4,666,647

                                                                                                       8,432,238
                                                                                                  --------------

CHEMICALS & ALLIED PRODUCTS: 0.31%
        95,000    Bristol Myers Squibb Company                      5.88           11/15/2036             88,267
     2,300,000    Estee Lauder Companies Incorporated               5.55           05/15/2017          2,260,215
     3,415,000    Schering-Plough Corporation                       6.55           09/15/2037          3,329,120

                                                                                                       5,677,602
                                                                                                  --------------

COMMUNICATIONS: 1.47%
     1,605,000    AT&T Incorporated                                 5.60           05/15/2018          1,578,912
     1,604,000    AT&T Incorporated<<                               6.40           05/15/2038          1,558,807
    11,043,000    Comcast Cable Communications
                  Holdings Incorporated                             8.38           03/15/2013         12,178,585
     4,485,000    Qwest Corporation                                 7.50           10/01/2014          4,462,575
     4,305,000    SBC Communications                                5.10           09/15/2014          4,271,158
     2,500,000    Time Warner Entertainment Company LP              8.38           07/15/2033          2,731,260

                                                                                                      26,781,297
                                                                                                  --------------

DEPOSITORY INSTITUTIONS: 1.95%
     3,760,000    American Express Bank FSB Series BKNT             5.50           04/16/2013          3,713,752
     1,295,000    Bank of America Corporation                       5.38           06/15/2014          1,300,694
     3,220,000    Bank of America Corporation                       5.65           05/01/2018          3,120,512
     2,835,000    Citigroup Incorporated<<                          3.63           02/09/2009          2,830,662
     3,275,000    Citigroup Incorporated                            5.50           04/11/2013          3,261,500
     3,220,000    Citigroup Incorporated                            6.13           05/15/2018          3,158,682
     2,400,000    Citigroup Incorporated<<                          6.88           03/05/2038          2,350,572
     3,520,000    Citigroup Incorporated(+/-)                       8.40           04/29/2049          3,489,341
     2,140,000    JPMorgan Chase & Company                          4.75           05/01/2013          2,100,523
     1,600,000    JPMorgan Chase & Company                          6.00           01/15/2018          1,583,024

Portfolio of Investments--May 31, 2008                       Wells Fargo Advantage Master Portfolios 165

TOTAL RETURN BOND PORTFOLIO

PRINCIPAL         SECURITY NAME                                 INTEREST RATE    MATURITY DATE        VALUE
DEPOSITORY INSTITUTIONS (continued)
$    4,275,000    JPMorgan Chase & Company                          6.40%         05/15/2038      $    4,110,122
     2,845,000    PNC Funding Corporation                           5.25           11/15/2015          2,645,901
     2,235,000    Wachovia Capital Trust I(+/-)                     5.80           08/29/2049          1,709,775

                                                                                                      35,375,060
                                                                                                  --------------

EATING & DRINKING PLACES: 0.25%
       565,000    McDonald's Corporation Series MTN<<               5.35           03/01/2018            551,966
     1,570,000    McDonald's Corporation Series MTN                 6.30           03/01/2038          1,549,033
     2,655,000    Yum! Brands Incorporated                          6.88           11/15/2037          2,518,990

                                                                                                       4,619,989
                                                                                                  --------------

ELECTRIC UTILITIES: 0.09%
     1,545,000    Progress Energy Incorporated                      6.85           04/15/2012          1,632,904
                                                                                                  --------------

ELECTRIC, GAS & SANITARY SERVICES: 2.22%
     1,840,000    Allegheny Energy Supply++                         8.25           04/15/2012          1,941,200
     1,755,000    CMS Energy Corporation                            6.55           07/17/2017          1,691,162
     1,805,000    Commonwealth Edison Company                       6.15           09/15/2017          1,798,872
     2,090,000    Commonwealth Edison Company                       6.45           01/15/2038          2,010,695
     4,916,000    DPL Incorporated                                  6.88           09/01/2011          5,113,205
     3,109,000    Kinder Morgan Energy Partners LP<<                5.95           02/15/2018          3,030,566
     3,460,000    MidAmerican Energy Company++                      5.75           04/01/2018          3,447,624
     4,285,000    Nevada Power Company Series A                     8.25           06/01/2011          4,596,220
     2,850,000    PacifiCorp                                        6.25           10/15/2037          2,824,364
     1,255,000    Southern California Edison Company
                  Series 08-A<<                                     5.95           02/01/2038          1,224,677
    11,149,000    Taqa Abu Dhabi National Energy Company++          5.62           10/25/2012         11,138,408
     1,495,000    Virginia Electric & Power Company                 5.10           11/30/2012          1,503,738

                                                                                                      40,320,731
                                                                                                  --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 0.16%
     3,065,000    Duke Energy Carolinas LLC<<                       6.00           01/15/2038          2,983,305
                                                                                                  --------------

FOOD & KINDRED PRODUCTS: 0.65%
     3,330,000    Dr Pepper Snapple Group Incorporated++            6.82           05/01/2018          3,358,302
     6,405,000    Kraft Foods Incorporated                          6.13           02/01/2018          6,264,852
     2,140,000    Kraft Foods Incorporated                          6.13           08/23/2018          2,087,705

                                                                                                      11,710,859
                                                                                                  --------------

GENERAL MERCHANDISE STORES: 0.33%
     2,010,000    Target Corporation                                7.00           01/15/2038          2,097,672
     3,985,000    Wal-Mart Stores Incorporated                      6.20           04/15/2038          3,915,506

                                                                                                       6,013,178
                                                                                                  --------------

HEALTH SERVICES: 0.21%
     4,245,000    Coventry Health Care Incorporated                 5.95           03/15/2017         3,852,108
                                                                                                  --------------

HOLDING & OTHER INVESTMENT OFFICES: 0.38%
     7,050,000    Allied Capital Corporation                        6.63           07/15/2011          6,955,410
                                                                                                  --------------

INDUSTRIAL & COMMERCIAL MACHINERY &
COMPUTER EQUIPMENT: 0.17%
     2,145,000    Hewlett-Packard Company                           5.50           03/01/2018          2,124,112
     1,070,000    Lockheed Martin Corporation                       4.12           03/14/2013          1,036,707

                                                                                                       3,160,819
                                                                                                  --------------

166 Wells Fargo Advantage Master Portfolios                  Portfolio of Investments--May 31, 2008

TOTAL RETURN BOND PORTFOLIO

PRINCIPAL         SECURITY NAME                                 INTEREST RATE    MATURITY DATE        VALUE
INSURANCE CARRIERS: 0.40%
$    1,360,000    ACE INA Holdings Incorporated<<                   5.70%          02/15/2017     $    1,325,093
       625,000    ACE INA Holdings Incorporated                     6.70           05/15/2036            602,838
     2,565,000    Liberty Mutual Group++                            7.50           08/15/2036          2,254,817
       585,000    Prudential Financial Incorporated
                  Series MTN                                        5.70           12/14/2036            505,708
     2,625,000    Unitedhealth Group Incorporated                   6.88           02/15/2038          2,511,309

                                                                                                       7,199,765
                                                                                                  --------------

NON-DEPOSITORY CREDIT INSTITUTIONS: 1.02%
     2,725,000    American Express                                  8.15           03/19/2038          3,109,263
     3,750,000    American Express Series MTN                       5.88           05/02/2013          3,750,525
     4,745,000    Credit Suisse New York                            6.00           02/15/2018          4,625,625
     3,910,000    General Electric Capital Corporation
                  Series MTN                                        3.75           12/15/2009          3,909,789
     3,175,000    JPMorgan Chase Bank National Series BKNT          6.00           10/01/2017          3,169,441

                                                                                                      18,564,643
                                                                                                  --------------

OFFICE EQUIPMENT: 0.47%
     2,130,000    Xerox Corporation                                 5.50           05/15/2012          2,114,830
     2,130,000    Xerox Corporation                                 5.65           05/15/2013          2,112,474
     4,285,000    Xerox Corporation                                 6.35           05/15/2018          4,229,933

                                                                                                       8,457,237
                                                                                                  --------------

OIL & GAS EXTRACTION: 0.98%
     5,501,000    Devon Financing Corporation                       6.88           09/30/2011          5,822,247
     1,020,000    El Paso Natural Gas Company                       5.95           04/15/2017            982,752
     1,925,000    Southern Natural Gas Company++                    5.90           04/01/2017          1,848,520
     1,615,000    Weatherford International Incorporated            5.95           06/15/2012          1,650,855
     1,960,000    Weatherford International Incorporated            6.35           06/15/2017          2,012,738
     2,805,000    XTO Energy Incorporated                           5.50           06/15/2018          2,692,312
     2,980,000    XTO Energy Incorporated                           6.38           06/15/2038          2,855,466

                                                                                                      17,864,890
                                                                                                  --------------

PETROLEUM REFINING & RELATED INDUSTRIES: 0.30%
     1,065,000    Marathon Oil Corporation                          6.00           10/01/2017          1,062,639
     2,285,000    Marathon Oil Corporation<<                        5.90           03/15/2018          2,259,739
     2,108,000    Marathon Oil Corporation                          6.60           10/01/2037          2,086,172

                                                                                                       5,408,550
                                                                                                  --------------

PHARMACEUTICALS: 0.61%
     2,875,000    Glaxosmithkline Capital Incorporated              6.38           05/15/2038          2,838,890
     7,694,000    Wyeth                                             6.95           03/15/2011          8,159,926

                                                                                                      10,998,816
                                                                                                  --------------

PIPELINES: 0.55%
     6,720,000    Kinder Morgan Incorporated                        6.50           09/01/2012          6,703,200
     3,219,000    Plains All American Pipeline LP++                 6.50           05/01/2018          3,207,032

                                                                                                       9,910,232
                                                                                                  --------------

PRIMARY METAL INDUSTRIES: 0.05%
       950,000    Corning Incorporated                              7.25           08/15/2036            944,207
                                                                                                  --------------

RAILROAD TRANSPORTATION: 0.12%
     2,180,000    Burlington Northern Santa Fe
                  Corporation<<                                     5.75           03/15/2018          2,155,730
                                                                                                  --------------

REAL ESTATE: 0.49%
     8,520,000    WEA Finance LLC++                                 7.13           04/15/2018          8,841,451
                                                                                                  --------------

Portfolio of Investments--May 31, 2008                       Wells Fargo Advantage Master Portfolios 167

TOTAL RETURN BOND PORTFOLIO

PRINCIPAL         SECURITY NAME                                 INTEREST RATE    MATURITY DATE        VALUE
REAL ESTATE INVESTMENT TRUSTS (REITS): 0.31%
$    4,000,000    Health Care Properties Investors
                  Incorporated                                      5.65%          12/15/2013     $    3,759,732
     1,070,000    International Lease Finance
                  Corporation Series MTN                            5.75           06/15/2011          1,056,853
       750,000    Prologis Trust                                    6.63           05/15/2018            743,330

                                                                                                       5,559,915
                                                                                                  --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
SERVICES: 2.42%
     1,805,000    Goldman Sachs Capital I                           6.35           02/15/2034          1,558,266
     4,525,000    Goldman Sachs Capital II(+/-)                     5.79           12/29/2049          3,399,465
       940,000    Goldman Sachs Group Incorporated<<                5.95           01/18/2018            919,933
     1,070,000    Goldman Sachs Group Incorporated                  6.15           04/01/2018          1,058,617
     4,075,000    Goldman Sachs Group Incorporated                  6.75           10/01/2037          3,823,544
     6,062,000    Lazard Group LLC                                  7.13           05/15/2015          5,651,645
     4,145,000    Lazard Group LLC                                  6.85           06/15/2017          3,768,137
     1,070,000    Lehman Brothers Holdings
                  Incorporated Series MTN                           6.88           05/02/2018          1,038,399
     3,110,000    Lehman Brothers Holdings Incorporated             6.75           12/28/2017          2,933,688
     6,754,000    Lehman Brothers Holdings Incorporated
                  Series MTN                                        5.63           01/24/2013          6,426,715
     1,615,000    Merrill Lynch & Company Incorporated              7.75           05/14/2038          1,524,071
     3,965,000    Merrill Lynch & Company Incorporated
                  Series MTN                                        6.88           04/25/2018          3,886,878
     4,055,000    Morgan Stanley Series MTN                         5.95           12/28/2017          3,841,898
     4,270,000    Morgan Stanley Series MTN                         6.63           04/01/2018          4,202,961

                                                                                                      44,034,217
                                                                                                  --------------

TOBACCO PRODUCTS: 0.17%
     3,230,000    Philip Morris International Incorporated          5.65           05/16/2018          3,160,264
                                                                                                  --------------

TRANSPORTATION EQUIPMENT: 0.84%
     8,000,000    DaimlerChrysler NA Holding Corporation<<          6.50           11/15/2013          8,293,712
     1,005,000    DaimlerChrysler NA Holding Corporation            8.50           01/18/2031          1,143,537
     5,805,000    DaimlerChrysler NA Holding Corporation
                  Series MTN(+/-)                                   3.22           03/13/2009          5,768,231

                                                                                                      15,205,480
                                                                                                  --------------

TOTAL CORPORATE BONDS & NOTES (COST $325,121,764)                                                    318,644,374
                                                                                                  --------------
FOREIGN CORPORATE BONDS: 4.00%
     1,264,000    America Movil SA de CV                            6.13           11/15/2037          1,170,585
     1,391,000    America Movil SA de CV                            6.38           03/01/2035          1,337,095
     2,605,000    AstraZeneca plc                                   5.40           09/15/2012          2,655,245
     3,721,000    British Telecommunications plc                    5.95           01/15/2018          3,641,720
     2,130,000    Canadian Natural Resources Limited                5.70           05/15/2017          2,101,064
     3,330,000    Credit Suisse New York                            5.00           05/15/2013          3,269,517
     3,235,000    Diageo Capital plc                                5.20           01/30/2013          3,249,878
     1,025,000    Diageo Capital plc                                5.75           10/23/2017          1,021,552
     3,530,000    Export-Import Bank of Korea Eibkor                5.50           10/17/2012          3,529,340
     3,110,000    France Telecom SA                                 7.75           03/01/2011          3,330,098
     2,260,000    HSBC Holdings plc                                 6.80           06/01/2038          2,162,732
     1,065,000    Husky Energy Incorporated                         6.80           09/15/2037          1,046,671
     1,656,000    Husky Oil Company                                 7.55           11/15/2016          1,780,152
     3,475,000    Hutchison Whampoa International Limited++         7.45           11/24/2033          3,618,472
     2,135,000    Petro Canada                                      6.80           05/15/2038          2,087,667
     5,675,000    Petrobras International Finance Company           5.88           03/01/2018          5,562,482
     2,405,000    Petrobras International Finance Company           6.13           10/06/2016          2,459,113
     2,645,000    Ras Laffan Liquefied Natural Gas Company
                  Limited III++                                     6.33           09/30/2027          2,405,099
       890,000    Rogers Cable Incorporated                         5.50           03/15/2014            864,769
     5,437,000    Rogers Wireless Incorporated                      6.38           03/01/2014          5,487,722
     1,605,000    Telecom Italia Capital                            7.72           06/04/2038          1,615,121
     4,745,000    Telefonica Emisiones SAU                          5.98           06/20/2011          4,801,409
       820,000    Telefonica Emisiones SAU                          5.86           02/04/2013            826,637

168 Wells Fargo Advantage Master Portfolios                  Portfolio of Investments--May 31, 2008

TOTAL RETURN BOND PORTFOLIO

PRINCIPAL         SECURITY NAME                                 INTEREST RATE    MATURITY DATE        VALUE
FOREIGN CORPORATE BONDS (continued)
$    3,175,000    Transocean Incorporated<<                         6.00%          03/15/2018     $    3,205,753
     3,485,000    Tyco International Group SA                       6.38           10/15/2011          3,572,048
       723,000    Tyco International Group SA                       6.88           01/15/2029            679,472
     1,060,000    Vale Overseas Limited                             6.25           01/23/2017          1,067,838
     1,085,000    Weatherford International Limited                 7.00           03/15/2038          1,126,641
     3,130,000    Westfield Group++                                 5.40           10/01/2012          3,069,225

TOTAL FOREIGN CORPORATE BONDS@ (COST $73,706,297)                                                     72,745,117
                                                                                                  --------------

FOREIGN GOVERNMENT BONDS: 0.92%
     5,300,000    Emirate of Abu Dhabi++                            5.50           08/02/2012          5,477,815
     3,107,000    Mexico Government International Bond              6.05           01/11/2040          3,060,395
     6,235,000    Republic of Brazil<<                              6.00           01/17/2017          6,584,160
     1,505,000    United Mexican States Series MTNA                 5.88           01/15/2014          1,574,983

TOTAL FOREIGN GOVERNMENT BONDS@ (COST $16,273,519)                                                    16,697,353
                                                                                                  --------------

US TREASURY SECURITIES: 10.08%

US TREASURY BONDS: 2.66%
     1,434,000    US Treasury Bond<<                                8.88           02/15/2019          1,992,924
     2,950,000    US Treasury Bond<<                                7.13           02/15/2023          3,733,134
       403,000    US Treasury Bond<<                                6.25           08/15/2023            473,683
     2,895,000    US Treasury Bond<<                                6.25           05/15/2030          3,500,463
       776,000    US Treasury Bond<<                                5.38           02/15/2031            846,143
    23,833,000    US Treasury Bond<<                                4.50           02/15/2036         23,060,286
     6,070,300    US Treasury Bond<<                                4.75           02/15/2037          6,112,980
     8,143,100    US Treasury Bond<<                                5.00           05/15/2037          8,531,803

                                                                                                      48,251,416
                                                                                                  --------------

US TREASURY NOTES: 7.42%
       685,000    US Treasury Note<<                                4.63           07/31/2009            702,821
       123,000    US Treasury Note<<                                4.00           08/31/2009            125,402
       398,000    US Treasury Note<<                                3.63           10/31/2009            404,623
     2,889,000    US Treasury Note<<                                2.00           02/28/2010          2,861,465
     1,691,600    US Treasury Note<<                                1.75           03/31/2010          1,666,094
       770,000    US Treasury Note<<                                4.50           05/15/2010            797,311
        20,000    US Treasury Note                                  4.63           10/31/2011             20,969
        34,000    US Treasury Note<<                                2.75           02/28/2013             33,030
    41,897,000    US Treasury Note<<                                3.13           04/30/2013         41,373,288
     2,800,000    US Treasury Note<<                                4.75           08/15/2017          2,946,563
    15,997,100    US Treasury Note<<                                4.25           11/15/2017         16,229,554
    25,486,700    US Treasury Note<<                                3.50           02/15/2018         24,353,740
    39,624,000    US Treasury Note<<                                3.88           05/15/2018         39,069,898
    10,967,000    US Treasury Note<<                                4.96           11/15/2027          4,228,322

                                                                                                     134,813,080
                                                                                                  --------------

TOTAL US TREASURY SECURITIES (COST $186,640,755)                                                     183,064,496
                                                                                                  --------------
        SHARES

COLLATERAL FOR SECURITIES LENDING: 34.43%

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.66%
    12,093,099    BlackRock Temporary #24 Money Market
                  Fund                                                                                12,093,099
    12,093,099    Daily Assets Fund Institutional                                                     12,093,099
    12,093,099    Dreyfus Cash Management Fund                                                        12,093,099
    12,093,099    Short-Term Investment Company Money
                  Market Fund                                                                         12,093,099

                                                                                                      48,372,396
                                                                                                  --------------

Portfolio of Investments--May 31, 2008                       Wells Fargo Advantage Master Portfolios 169

TOTAL RETURN BOND PORTFOLIO

PRINCIPAL         SECURITY NAME                                 INTEREST RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS: 31.77%
$    4,651,192    Alpine Securitization Corporation++               2.66%          06/03/2008     $    4,650,161
     6,744,228    Amstel Funding Corporation++                      2.65           06/05/2008          6,741,746
     4,651,192    Amstel Funding Corporation++                      2.48           06/19/2008          4,645,104
     4,069,793    Amsterdam Funding Corporation++                   2.67           06/05/2008          4,068,284
       609,306    Apreco LLC++                                      2.65           06/16/2008            608,588
     3,953,513    Aspen Funding Corporation++                       2.47           06/02/2008          3,952,970
     4,651,192    Aspen Funding Corporation++                       2.63           06/09/2008          4,648,134
    10,465,181    Atlantic Asset Securitization Corporation++       2.40           06/02/2008         10,463,786
     4,651,192    Atlantic Asset Securitization Corporation++       2.47           06/13/2008          4,647,043
    75,581,866    Barclays Repurchase Agreement - 102%
                  Collateralized by Mortgage-Backed
                  Securities (Maturity Value $75,596,353)           2.30           06/02/2008         75,581,866
     4,593,052    Barclays US Funding LLC                           2.45           06/05/2008          4,591,489
    11,627,979    BASF Finance Europe NV(+/-)++                     2.81           10/17/2008         11,619,317
     4,651,192    Belmont Funding LLC++                             2.70           06/17/2008          4,645,261
     4,069,793    BNP Paribas                                       2.60           06/02/2008          4,069,205
     2,325,596    Bryant Bank Funding LLC++                         2.65           06/05/2008          2,324,740
     2,325,596    Bryant Bank Funding LLC++                         2.48           06/11/2008          2,323,834
     2,325,596    Bryant Bank Funding LLC++                         2.49           06/30/2008          2,320,790
     4,651,192    Cafco LLC                                         2.55           06/06/2008          4,649,215
     2,325,596    Cancara Asset Securitization Limited++            2.47           06/27/2008          2,321,288
     4,651,192    CBA (Delaware) Finance Incorporated               2.35           06/13/2008          4,647,245
     2,275,363    Chariot Funding LLC++                             2.48           06/10/2008          2,273,796
     5,465,150    Charta LLC++                                      2.65           06/05/2008          5,463,139
     5,408,819    Cheyne Finance LLC(+/-)++\\(a)(i)                 6.40           02/25/2008          3,894,350
     2,011,640    Ciesco LLC++                                      2.45           06/05/2008          2,010,956
     4,651,192    Ciesco LLC++                                      2.46           06/20/2008          4,644,835
     4,651,192    Clipper Receivables Corporation++                 2.63           06/11/2008          4,647,454
     4,069,793    CRC Funding LLC++                                 2.65           06/03/2008          4,068,894
     4,651,192    CRC Funding LLC++                                 2.48           06/25/2008          4,643,181
    31,395,544    Credit Suisse First Boston Repurchase
                  Agreement - 102% Collateralized by
                  Mortgage-Backed Securities
                  (Maturity Value $31,402,032)                      2.48           06/02/2008         31,395,544
    12,558,218    Danske Bank AS                                    2.45           06/02/2008         12,558,218
    12,558,218    Danske Bank AS                                    2.50           06/02/2008         12,558,218
    12,558,218    Danske Bank AS                                    2.53           06/03/2008         12,558,218
    12,558,218    Deutsche Bank Repurchase Agreement - 102%
                  Collateralized by Money Market
                  Securities (Maturity Value $12,560,782)           2.45           06/02/2008         12,558,218
    25,581,555    Deutsche Bank Repurchase Agreement - 102%
                  Collateralized by Mortgage-Backed
                  Securities(Maturity Value $25,586,565)            2.35           06/02/2008         25,581,555
     3,488,394    Ebbets Funding LLC++                              2.70           06/10/2008          3,485,778
     4,651,192    Enterprise Funding LLC++                          2.70           06/02/2008          4,650,494
     4,651,192    Enterprise Funding LLC++                          2.47           06/19/2008          4,645,128
     6,976,788    Erasmus Capital Corporation++                     2.47           06/02/2008          6,975,830
       949,773    Erasmus Capital Corporation++                     2.55           06/06/2008            949,370
       938,610    Erasmus Capital Corporation++                     2.60           06/10/2008            937,933
     4,651,192    Eureka Securitization Incorporated++              2.47           06/06/2008          4,649,277
     4,767,472    Fairway Finance Corporation++                     2.43           06/11/2008          4,763,932
     3,488,394    Falcon Asset Securitization Corporation++         2.47           06/02/2008          3,487,915
     4,651,192    Falcon Asset Securitization Corporation++         2.41           06/24/2008          4,643,719
     4,325,608    Fortis Bank NY                                    2.50           06/05/2008          4,325,608
     4,941,891    Gemini Securitization Incorporated++              2.73           06/03/2008          4,940,767
     4,651,192    Gemini Securitization Incorporated++              2.53           06/20/2008          4,644,654
     3,720,953    General Electric Capital Assurance
                  Company(+/-)                                      2.59           06/16/2008          3,720,953
     3,540,720    Govco Incorporated++                              2.65           06/04/2008          3,539,677
     5,813,990    Grampian Funding Limited++                        2.40           06/03/2008          5,812,827
     4,651,192    Grampian Funding Limited++                        2.55           06/23/2008          4,643,614
     8,139,586    ING (USA) Annuity & Life
                  Insurance Company(+/-)(i)                         2.59           10/16/2008          8,139,586

170 Wells Fargo Advantage Master Portfolios                  Portfolio of Investments--May 31, 2008

TOTAL RETURN BOND PORTFOLIO

PRINCIPAL         SECURITY NAME                                 INTEREST RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    3,193,741    Jupiter Securitization Corporation++              2.45%          06/03/2008     $    3,193,089
     2,325,596    Jupiter Securitization Corporation++              2.60           06/04/2008          2,324,924
     4,651,192    Jupiter Securitization Corporation++              2.47           06/05/2008          4,649,596
     4,651,192    Kitty Hawk Funding Corporation++                  2.45           06/12/2008          4,647,393
     3,488,394    Liberty Street Funding Corporation++              2.50           06/02/2008          3,487,909
     1,511,637    Liberty Street Funding Corporation++              2.75           06/05/2008          1,511,060
     3,023,275    Liberty Street Funding Corporation++              2.59           06/13/2008          3,020,447
     5,813,990    Mazarin Funding Corporation(+/-)++                2.45           08/04/2008          5,799,722
     5,813,990    MetLife Global Funding I(+/-)++                   2.43           10/21/2008          5,813,036
     4,651,192    Mont Blanc Capital Corporation++                  2.49           06/23/2008          4,643,792
     3,575,604    Morgan Stanley(+/-)                               2.64           10/15/2008          3,573,505
     5,813,990    Natexis Banques Populaires(+/-)++                 2.74           09/08/2008          5,791,780
     2,330,480    Nieuw Amsterdam Receivables Corporation++         2.55           06/04/2008          2,329,819
     2,325,596    Nieuw Amsterdam Receivables Corporation++         2.45           06/25/2008          2,321,639
     5,601,895    Old Line Funding Corporation++                    2.58           06/09/2008          5,598,296
     4,651,192    Park Avenue Receivable Corporation++              2.42           06/27/2008          4,642,750
     4,186,073    Picaros Funding LLC++                             2.65           06/05/2008          4,184,532
     4,139,561    Premium Asset Trust(+/-)++(i)                     2.87           07/15/2008          4,136,519
     4,651,192    Ranger Funding Corporation++                      2.55           06/04/2008          4,649,874
     1,986,989    RBS Citizen (Grand Cayman) NA                     2.19           06/02/2008          1,986,989
     4,615,378    Regency Markets #1 LLC++                          2.48           06/17/2008          4,609,972
     5,000,031    Royal Bank of Scotland plc                        2.43           06/09/2008          4,996,994
     4,651,192    Scaldis Capital Limited++                         2.50           06/26/2008          4,642,794
     4,651,192    Sheffield Receivables Corporation++               2.55           06/04/2008          4,649,874
     4,651,192    Sheffield Receivables Corporation++               2.50           06/16/2008          4,646,024
     4,593,052    Societe Generale North America Incorporated       2.61           06/06/2008          4,591,054
     4,651,192    Solitaire Funding LLC++                           2.50           06/12/2008          4,647,316
     9,302,383    Stanfield Victoria Funding
                  LLC(+/-)++\\(a)(i)                                5.73           04/03/2008          7,627,954
     1,511,637    Surrey Funding Corporation                        3.00           06/02/2008          1,511,385
     3,918,629    Surrey Funding Corporation++                      2.92           06/03/2008          3,917,676
     1,627,917    Surrey Funding Corporation++                      2.65           06/09/2008          1,626,839
     4,651,192    Thames Asset Global Securitization
                  #1 Incorporated                                   2.57           06/16/2008          4,645,879
     4,651,192    Thunder Bay Funding Incorporated++                2.50           06/27/2008          4,642,471
     4,651,192    Ticonderoga Funding Limited++                     2.40           06/17/2008          4,645,920
    23,255,959    Transamerica Occidental Life
                  Insurance(+/-)(i)                                 2.58           10/31/2008         23,255,959
     4,651,192    Tulip Funding Corporation++                       2.45           06/25/2008          4,643,278
     5,813,990    UniCredito Italiano Bank (Ireland)
                  Series LIB(+/-)++                                 2.65           10/08/2008          5,811,815
     2,790,715    Versailles CDS LLC++                              3.00           06/03/2008          2,790,017
     1,162,798    Versailles CDS LLC++                              2.85           06/05/2008          1,162,338
     5,813,990    Victoria Finance LLC(+/-)++\\(a)(i)               5.56           05/02/2008          4,767,472
     5,813,990    Victoria Finance LLC(+/-)++\\(a)(i)               2.55           08/07/2008          4,767,472
     4,651,192    Windmill Funding Corporation++                    2.50           06/16/2008          4,646,024
     2,056,757    Yorktown Capital LLC++                            2.43           06/17/2008          2,054,397
     2,325,596    Yorktown Capital LLC++                            2.53           06/19/2008          2,322,484

                                                                                                     577,263,783
                                                                                                  --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $630,719,089)                                          625,636,179
                                                                                                  --------------

Portfolio of Investments--May 31, 2008                       Wells Fargo Advantage Master Portfolios 171

TOTAL RETURN BOND PORTFOLIO

        SHARES    SECURITY NAME                                                                        VALUE
SHORT-TERM INVESTMENTS: 8.68%
   159,285,375    Wells Fargo Advantage Money Market Trust >+++                                   $   159,285,375
                                                                                                  ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $159,285,375)                                                      159,285,375
                                                                                                  ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,713,120,308)*                                              148.49%                       $ 2,699,608,151
Other Assets and Liabilities, Net                                   (48.49)                          (882,666,945)
                                                                    ------                        ---------------
TOTAL NET ASSETS                                                    100.00%                       $ 1,816,941,206
                                                                    ------                        ---------------

------------

(+/-) Variable rate investments.

<<    All or a portion of this security is on loan. (See Note 2)

%%    Securities issued on a when-issued (TBA) basis. (See Note 2)

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

@     Foreign bond principal is denominated in US dollars.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)   Illiquid security.

/ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

++    Short-term security of an affiliate of the Fund with a cost of
      $159,285,375

* Cost for federal income tax purposes is $2,717,244,726 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                                   $  11,980,419
Gross unrealized depreciation                                     (29,616,994)
                                                                -------------
Net unrealized appreciation (depreciation)                      $ (17,636,575)

The accompanying notes are an integral part of these financial statements.

172 Wells Fargo Advantage Master Portfolios                                     Statements of Assets and Liabilities -- May 31, 2008

                                                   Inflation-       Managed                            Total
                                                   Protected         Fixed            Stable           Return
                                                     Bond           Income            Income            Bond
                                                   Portfolio        Portfolio        Portfolio        Portfolio
                                                 --------------   --------------   --------------   --------------
ASSETS
   Investments
     In securities, at market value (including
     securities on loan)......................   $  166,227,737   $  758,890,058   $  424,570,263   $1,914,686,597
     Collateral received for securities loaned
     (Note 2).................................       78,780,885       95,769,611       51,886,860      625,636,179
     Investments in affiliates ...............        1,032,069       59,119,590       83,919,816      159,285,375
                                                 --------------   --------------   --------------   --------------
   Total investments at market value (see cost
   below).  ..................................      246,040,691      913,779,259      560,376,939    2,699,608,151
                                                 --------------   --------------   --------------   --------------
   Cash ......................................                0          744,000                0          100,000
   Variation margin receivable on futures
   contracts .................................                0          178,813                0                0
   Receivable for investments sold ...........                0        8,034,461        1,591,560      249,286,753
   Receivables for dividends and interest ....        1,136,416        7,383,923        2,458,241       12,577,587
                                                 --------------   --------------   --------------   --------------
Total assets .................................      247,177,107      930,120,456      564,426,740    2,961,572,491
                                                 --------------   --------------   --------------   --------------

LIABILITIES
   Payable for investments purchased .........                0       58,618,507              851      513,261,382
   Payable to investment advisor and
   affiliates (Note 3)........................           62,796          174,696          150,418          624,256
   Unrealized depreciation on swaps ..........                0          198,700                0                0
   Payable upon receipt of securities loaned .
   (Note 2)...................................       79,393,549       96,789,330       52,697,177      630,719,089
   Accrued expenses and other liabilities ....           45,404           28,714           28,810           26,558
                                                 --------------   --------------   --------------   --------------
Total liabilities ............................       79,501,749      155,809,947       52,877,256    1,144,631,285
                                                 --------------   --------------   --------------   --------------
TOTAL NET ASSETS .............................   $  167,675,358   $  774,310,509   $  511,549,484   $1,816,941,206
                                                 ==============   ==============   ==============   ==============

Investments at cost ..........................   $  242,552,593   $  937,301,951   $  585,137,637    2,713,120,308
                                                 --------------   --------------   --------------   --------------
Securities on loan, at market value (Note 2)..   $   77,756,765   $   94,118,385   $   51,293,312   $  614,323,575
                                                 --------------   --------------   --------------   --------------

The accompanying notes are an integral part of these financial statements.

Statements of Operations -- For the Year Ended May 31, 2008                              Wells Fargo Advantage Master Portfolios 173

                                                                      Inflation-     Managed                        Total
                                                                      Protected       Fixed         Stable         Return
                                                                        Bond         Income         Income          Bond
                                                                      Portfolio     Portfolio      Portfolio      Portfolio
                                                                     -----------  -------------  -------------  -------------
INVESTMENT INCOME
   Interest .......................................................  $10,369,066  $  48,141,679  $  26,966,321  $  98,836,637
   Interest from affiliated securities ............................       48,766        810,698      1,454,096      1,766,275
   Securities lending income, net .................................      365,944        339,127        250,629      1,649,680
                                                                     -----------  -------------  -------------  -------------
Total investment income ...........................................   10,783,776     49,291,504     28,671,046    102,252,592
                                                                     -----------  -------------  -------------  -------------

EXPENSES
   Advisory fees ..................................................      787,358      3,828,614      2,552,724      7,338,329
   Custody fees ...................................................       34,994        178,897        115,102        376,359
   Professional fees ..............................................       28,635         35,233         31,940         43,576
   Shareholder reports ............................................        1,002          1,009          2,508          9,324
   Trustees' fees .................................................        8,646          8,646          8,646          8,646
   Other fees and expenses ........................................          420         15,653          1,880         21,899
                                                                     -----------  -------------  -------------  -------------
Total expenses ....................................................      861,055      4,068,052      2,712,800      7,798,133
                                                                     -----------  -------------  -------------  -------------

LESS
   Waived fees and reimbursed expenses (Note 3) ...................     (166,991)    (1,411,044)      (803,348)      (416,489)
   Net expenses ...................................................      694,064      2,657,008      1,909,452      7,381,644
                                                                     -----------  -------------  -------------  -------------
Net investment income (loss) ......................................   10,089,712     46,634,496     26,761,594     94,870,948
                                                                     -----------  -------------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM
   Securities, foreign currencies and foreign currency translation     1,682,075      1,056,746      1,004,297     27,409,424
   Futures transactions ...........................................      250,245     12,085,432        243,456              0
   Options, swap agreements and short sale transactions ...........        2,720        (22,581)        45,691           (769)
                                                                     -----------  -------------  -------------  -------------
Net realized gain and loss from investments .......................    1,935,040     13,119,597      1,293,444     27,408,655
                                                                     -----------  -------------  -------------  -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency translation    10,251,214    (15,600,844)   (21,388,476)     8,196,494
   Investments of collateral received for securities loaned .......     (612,664)    (1,019,719)      (810,317)    (5,082,910)
   Futures transactions ...........................................            0         83,094        115,722              0
   Options, swap agreements and short sale transactions ...........            0       (198,700)       (50,211)             0
                                                                     -----------  -------------  -------------  -------------
Net change in unrealized appreciation (depreciation) of investments    9,638,550    (16,736,169)   (22,133,282)     3,113,584
                                                                     -----------  -------------  -------------  -------------
Net realized and unrealized gain (loss) on investments ............   11,573,590     (3,616,572)   (20,839,838)    30,522,239
                                                                     -----------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...  $21,663,302  $  43,017,924  $   5,921,756  $ 125,393,187
                                                                     ===========  =============  =============  =============

The accompanying notes are an integral part of these financial statements.

174 Wells Fargo Advantage Master Portfolios                                                      Statements of Changes in Net Assets

                                                                   INFLATION-PROTECTED BOND PORTFOLIO
                                                                  ------------------------------------
                                                                        For the            For the
                                                                       Year Ended        Year Ended
                                                                      May 31, 2008      May 31, 2007
                                                                     --------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..........................................    $ 195,213,636    $   247,722,500

OPERATIONS
   Net investment income (loss) ..................................       10,089,712         10,124,460
   Net realized gain (loss) on investments .......................        1,935,040         (2,775,457)
   Net change in unrealized appreciation (depreciation) of
   investments....................................................        9,638,550          3,080,545
                                                                     --------------   ----------------
Net increase (decrease) in net assets resulting from
 operations  .....................................................       21,663,302         10,429,548
                                                                     --------------   ----------------
CAPITAL SHARES TRANSACTIONS

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
   Contributions .................................................       68,293,725         50,905,567
   Withdrawals ...................................................     (117,495,305)      (113,843,979)
                                                                     --------------   ----------------
Net increase (decrease) from transactions in investors'
 beneficial interests.............................................      (49,201,580)       (62,938,412)
                                                                     --------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS ............................      (27,538,278)       (52,508,864)
                                                                     ==============   ================
ENDING NET ASSETS ................................................    $ 167,675,358      $ 195,213,636
                                                                     ==============   ================

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets                                                      Wells Fargo Advantage Master Portfolios 175

  MANAGED FIXED INCOME PORTFOLIO                 STABLE INCOME PORTFOLIO                TOTAL RETURN BOND PORTFOLIO
--------------------------------            -------------------------------          ---------------------------------
    For the          For the                    For the         For the                  For the          For the
  Year Ended        Year Ended                Year Ended       Year Ended               Year Ended       Year Ended
 May 31, 2008      May 31, 2007              May 31, 2008     May 31, 2007             May 31, 2008     May 31, 2007
---------------   ---------------           --------------   --------------          ---------------   ---------------
$   997,987,402   $   947,991,051           $  600,278,127   $  651,397,629          $ 1,878,845,069   $ 1,579,307,483

     46,634,496        51,242,237               26,761,594       29,657,454               94,870,948        84,437,960
     13,119,597           338,921                1,293,444         (634,866)              27,408,655         5,227,271
    (16,736,169)       12,469,535              (22,133,282)       4,138,067                3,113,584        16,161,456
---------------   ---------------           --------------   --------------          ---------------   ---------------

     43,017,924        64,050,693                5,921,756       33,160,655              125,393,187       105,826,687
---------------   ---------------           --------------   --------------          ---------------   ---------------

    258,697,887       212,036,893              109,900,777      113,033,160              438,744,029       385,167,787
   (525,392,704)     (226,091,235)            (204,551,176)    (197,313,317)            (626,041,079)     (191,456,888)
---------------   ---------------           --------------   --------------          ---------------   ---------------

   (266,694,817)      (14,054,342)             (94,650,399)     (84,280,157)            (187,297,050)      193,710,899
---------------   ---------------           --------------   --------------          ---------------   ---------------
   (223,676,893)       49,996,351              (88,728,643)     (51,119,502)             (61,903,863)      299,537,586
===============   ===============           ==============   ==============          ===============   ===============
 $  774,310,509   $   997,987,402           $  511,549,484   $  600,278,127          $ 1,816,941,206   $ 1,878,845,069
===============   ===============           ==============   ==============          ===============   ===============

176 Wells Fargo Advantage Master Portfolios                                                                     Financial Highlights

                                            Ratio to Average Net Assets (Annualized) (1)
                                      --------------------------------------------------                  Portfolio
                                      Net Investment     Gross     Expenses       Net         Total        Turnover
                                      Income (Loss)    Expenses     Waived      Expenses    Return (2)       Rate
                                      --------------   --------     -------     --------    ----------    ---------
INFLATION-PROTECTED BOND PORTFOLIO

June 1, 2007 to May 31, 2008 ...                5.78%      0.48%      (0.08)%       0.40%        12.78%          40%
June 1, 2006 to May 31, 2007 ...                4.39%      0.49%      (0.15)%       0.34%         4.31%          37%
July 25, 2005 (3) to May 31, 2006 ....          4.29%      0.52%       0.00%        0.52%        (1.77)%         47%

MANAGED FIXED INCOME PORTFOLIO

June 1, 2007 to May 31, 2008 ...                5.23%      0.46%      (0.16)%       0.30%         4.24%          32%
June 1, 2006 to May 31, 2007 ...                5.23%      0.45%      (0.18)%       0.27%         6.72%          30%
June 1, 2005 to May 31, 2006 ...                5.02%      0.45%      (0.27)%       0.19%         0.12%          25%
June 1, 2004 to May 31, 2005 ...                4.70%      0.49%      (0.14)%       0.35%         7.02%          53%
June 1, 2003 to May 31, 2004 ...                5.10%      0.53%      (0.28)%       0.25%         1.45%          50%

STABLE INCOME PORTFOLIO

June 1, 2007 to May 31, 2008 ...                4.67%      0.47%      (0.14)%       0.33%         0.78%          22%
June 1, 2006 to May 31, 2007 ...                4.67%      0.47%      (0.10)%       0.37%         5.30%          21%
June 1, 2005 to May 31, 2006 ...                4.29%      0.47%      (0.03)%       0.44%         2.91%          23%
June 1, 2004 to May 31, 2005 ...                2.06%      0.48%      (0.12)%       0.36%         2.47%          43%
June 1, 2003 to May 31, 2004 ...                2.00%      0.52%      (0.13)%       0.39%         0.88%          92%

TOTAL RETURN BOND PORTFOLIO

June 1, 2007 to May 31, 2008 ...                5.05%      0.42%     (0.02)%        0.40%         6.72%         572%(6)
June 1, 2006 to May 31, 2007 ...                5.02%      0.42%     (0.03)%        0.39%         6.76%         665%(5)
July 25, 2005(3) to May 31, 2006 ....           4.44%      0.43%       0.00%        0.43%        (0.16)%        704%(4)

----------
(1) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3) Commencement of operations.

(4) Portfolio turnover ratio excluding TBAs is 431%.

(5) Portfolio turnover ratio excluding TBAs is 335%.

(6) Portfolio turnover ratio excluding TBAs is 316%.

 The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements                                                            Wells Fargo Advantage Master Portfolios 177

1. ORGANIZATION

Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As of May 31, 2008, the Trust has 23 separate investment portfolios. These financial statements present the Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio, and Total Return Bond Portfolio (each, a "Fund" or a "Portfolio" and collectively, the "Funds" or the "Portfolios").

Interests in the Funds are sold without any sales charge solely in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures established in good faith and approved by the Board of Trustees.

178 Wells Fargo Advantage Master Portfolios                                                            Notes to Financial Statements

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the interest method.

FEDERAL INCOME TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2008, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: May 31, 2005; May 31, 2006; May 31, 2007; May 31, 2008) are subject to examination by the Internal Revenue Service and state departments of revenue.

FUTURES CONTRACTS

The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

As of May 31, 2008, the following Funds held future contracts:

                                                                                                      NET UNREALIZED
                                                                    EXPIRATION        NOTIONAL         APPRECIATION
PORTFOLIO                        CONTRACTS          TYPE               DATE            AMOUNT         (DEPRECIATION)
MANAGED FIXED INCOME PORTFOLIO     80 Long   U.S. 10 Year Notes   September 2008   $    9,066,250   $          (73,750)
                                  308 Long       U.S. Long Bond   September 2008       35,326,156             (368,156)

TBA SALE COMMITMENTS

A Fund may enter into To Be Announced ("TBA") sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. There were no TBA sale commitments outstanding as of May 31, 2008.

Notes to Financial Statements                                                            Wells Fargo Advantage Master Portfolios 179

SWAP CONTRACTS

The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values.

At May 31, 2008 the following Fund had an open swap contract:

                                               NOTIONAL      INTEREST RATE/   INTEREST RATE/     MATURITY      NET UNREALIZED
FUND                 SWAP COUNTER PARTY        PRINCIPAL     INDEX RECEIVED     INDEX PAID          DATE         GAIN/(LOSS)
MANAGED FIXED      Lehman Brothers Special   $   1,000,000         NA               5.25%        12/20/2012   $     (198,700)
INCOME PORTFOLIO   Financing Incorporated

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association
(GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for the dollar roll transactions as purchases and sales.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee"to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value

180 Wells Fargo Advantage Master Portfolios                                                            Notes to Financial Statements

of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans is generally invested on behalf of the Fund by the securities lending agent in high-quality short-term debt investments (including money market instruments) that have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund's investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Wells Fargo Bank, N.A., the Funds'custodian, acts as the securities lending agent for the Funds and receives for its services 25% of the revenues earned on the securities lending activities (reduced from 30% effective September 1, 2007) and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. In connection with lending securities, a Fund may pay reasonable administrative and custodial fees. For a portion of the period, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan, the related collateral and the liability to return the collateral at May 31, 2008 are shown on the Statements of Assets and Liabilities.

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles, ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of May 31, 2008, the following Funds owned certain of these types of SIVs which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

                                       DEFAULTED SIVs
PORTFOLIO                              ($MARKET VALUE)    % OF NET ASSETS
INFLATION-PROTECTED PORTFOLIO          $    2,651,555           1.58%
MANAGED FIXED INCOME PORTFOLIO              3,223,349           0.42%
STABLE INCOME PORTFOLIO                     1,746,373           0.34%
TOTAL RETURN PORTFOLIO                     21,057,248           1.16%

Notes to Financial Statements                                                            Wells Fargo Advantage Master Portfolios 181

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. As of May 31, 2008, Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                                         SUBADVISORY
                                                               ADVISORY FEES                                              FEES(% OF
                                           AVERAGE DAILY       (% OF AVERAGE                          AVERAGE DAILY    AVERAGE DAILY
PORTIFOLIO                                  NET ASSETS       DAILY NET ASSETS)      SUBADVISER         NET ASSETS        NET ASSETS)
INFLATION-PROTECTED BOND PORTFOLIO (1)   First $500 million        0.450         Wells Capital     First $100 million       0.200
                                          Next $500 million        0.400           Management       Next $200 million       0.175
                                            Next $2 billion        0.350          Incorporated      Next $200 million       0.150
                                            Next $2 billion        0.325                            Over $500 million       0.100
                                            Over $5 billion        0.300

MANAGED FIXED INCOME PORTFOLIO (1, 2)    First $500 million        0.450        Galliard Capital   First $500 million       0.100
                                          Next $500 million        0.400           Management         Next $1 billion       0.050
                                            Next $2 billion        0.350         Incorporated       Over $1.5 billion       0.030
                                            Next $2 billion        0.325
                                            Over $5 billion        0.300

STABLE INCOME PORTFOLIO (1, 2)           First $500 million        0.450        Galliard Capital   First $500 million       0.100
                                          Next $500 million        0.400           Management         Next $1 billion       0.050
                                            Next $2 billion        0.350          Incorporated      Over $1.5 billion       0.030
                                            Next $2 billion        0.325
                                            Over $5 billion        0.300

TOTAL RETURN BOND PORTFOLIO (1)          First $500 million        0.450         Wells Capital     First $100 million       0.200
                                          Next $500 million        0.400           Management      Next  $200 million       0.175
                                            Next $2 billion        0.350          Incorporated     Next  $200 million       0.150
                                            Next $2 billion        0.325                           Over  $500 million       0.100
                                            Over $5 billion        0.300

(1) Commencing on June 2, 2008, the following advisory fee schedule will be charged to the Fund as a percentage of the Fund's daily net assets: 0.400% for the first $500 million; 0.375% for the next $500 million; 0.350% for next $2 billion; 0.325% for the next $2 billion; and 0.300% for assets over $5 billion.

(2) Assets of the Managed Fixed Income Portfolio and Stable Income Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard Capital Management Incorporated for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.

ADMINISTRATION AND TRANSFER AGENT FEES

Currently, there are no administration or transfer agency fees charged to the Trust.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                               % OF AVERAGE
PORTFOLIO                     DAILY NET ASSETS
All Portfolios                     0.02

182 Wells Fargo Advantage Master Portfolios                                                            Notes to Financial Statements

OTHER FEES AND EXPENSES

PFPC Inc. ("PFPC") serves as fund accountant for the Trust. PFPC currently does not receive a fee for its services for the Income Master Portfolios, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses on each Fund's Statement of Operations, for the year ended May 31, 2008, were waived by Funds Management, first from advisory fees, and then any remaining amount from custody fees collected.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended May 31, 2008, were as follows:

PORTFOLIO                                       Purchases at Cost      Sales Proceeds
INFLATION-PROTECTED BOND PORTFOLIO              $      70,255,180     $    114,942,385

MANAGED FIXED INCOME PORTFOLIO                        275,528,148          448,604,785

STABLE INCOME PORTFOLIO                               114,208,608          253,494,923

TOTAL RETURN BOND PORTFOLIO                        11,424,105,086       11,316,360,254

5. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements."This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In May 2008, the FASB issued Statement of Financial Accounting Standards 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133." FAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. As of May 31, 2008, Management is continuing to evaluate the impact, if any, that adoption of FAS 161 may have on the financial statements.

Report of Independent Registered Public Accounting Firm                                Wells Fargo Advantage Master Portfolios 183

BOARD OF TRUSTEES AND INTERESTHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio and Total Return Bond Portfolio, (collectively the "Portfolios"), four of the portfolios constituting the Wells Fargo Master Trust, as of May 31, 2008, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2008, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting standards.

                                                                 [KPMG LLP]

Philadelphia, Pennsylvania
July 25, 2008


184 Wells Fargo Advantage Income Funds                                                               Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Funds designate the amounts listed below as a long-term capital gain distribution for the year ended May 31, 2008:

FUND                                                              Capital Gain Dividend
DIVERSIFIED BOND FUND                                                   $ 399,599

STRATEGIC INCOME FUND                                                     345,474

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the following Funds listed below designate a percentage of its ordinary income dividends distributed during the year ended May 31, 2008 as qualifying for the corporate dividends-received deduction:

                                                                  Dividend-Received
                                                                   Deduction (% of
                                                                   ordinary income
FUND                                                                 dividends)
STRATEGIC INCOME FUND                                                   0.41%

Pursuant to Section 1(h)(11) of the Internal Revenue Code, the following Funds listed below designate the following amount(s) of their income dividends paid during the year ended May 31, 2008, as qualified dividend income (QDI):

FUND                                                                   QDI
STRATEGIC INCOME FUND                                                $ 13,594

Pursuant to Section 871(k)(1)(C) of the Internal Revenue Code, the following Funds listed below designate the following amount of their income dividends paid during the year ended May 31, 2008, as interest-related dividends:

                                                                  Interest-Related
FUND                                                                 Dividends
DIVERSIFIED BOND FUND                                              $   2,955,891

HIGH YIELD BOND FUND                                                   5,671,663

INCOME PLUS FUND                                                       2,244,394

INFLATION PROTECTED BOND FUND                                          2,444,366

INTERMEDIATE GOVERNMENT INCOME FUND                                   15,490,892

SHORT DURATION GOVERNMENT BOND FUND                                   18,154,662

STABLE INCOME FUND                                                    14,803,632

STRATEGIC INCOME FUND                                                  2,726,504

TOTAL RETURN BOND FUND                                                67,462,866

ULTRA-SHORT DURATION BOND FUND                                         1,127,816

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the following Funds listed below designate the following amount(s) of their income dividends paid during the year ended May 31, 2008, as short-term capital gain:

                                                                     Short-Term
FUND                                                                Capital Gain
DIVERSIFIED BOND FUND                                                $ 471,067

STRATEGIC INCOME FUND                                                  360,225

Other Information (Unaudited)                                                               Wells Fargo Advantage Income Funds 185

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information (1) of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 148 funds comprising the Trust at May 31, 2008, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                         Position Held and
Name and Age             Length of Service (2)   Principal Occupations During Past Five Years                Other Directorships
Thomas S. Goho           Trustee, since 1987     Co-Director for the Calloway School of Stephens University  None
65                                               of Wake Forest University. Prior thereto, the Thomas Goho
                                                 Chair of Finance of Wake Forest University, Calloway
                                                 School of Business and Accountancy, from 2006-2007 and
                                                 Associate Professor of Finance from 1999-2005.

Peter G. Gordon          Trustee, since 1998;    Chairman, CEO and Co-Founder of Crystal Geyser Water        None
65                       Chairman, since 2005    Company and President of Crystal Geyser Roxane Water
                         (Lead Trustee since     Company.
                         2001)

Olivia S. Mitchell       Trustee, since 2006     Professor of Insurance and Risk Management, Wharton School, None
55                                               University of Pennsylvania. Director of the Boettner
                                                 Center on Pensions and Retirement Research. Research
                                                 associate and board member, Penn Aging Research Center.
                                                 Research associate, National Bureau of Economic Research.

Timothy J. Penny         Trustee, since 1996     President and CEO of Southern Minnesota Initiative          None
56                                               Foundation, a non-profit organization since 2007 and
                                                 Senior Fellow at the Humphrey Institute Policy Forum at
                                                 the University of Minnesota since 1995.

Donald C. Willeke        Trustee, since 1996     Principal of the law firm of Willeke & Daniels.             None
67

INTERESTED TRUSTEE (3)

                         Position Held and
Name and Age             Length of Service (2)   Principal Occupations During Past Five Years                Other Directorships
J. Tucker Morse          Trustee, since 1987     Private Investor/Real Estate Developer. Prior thereto,      None
63                                               Chairman of Whitepoint Capital, LLC until 2004.

186 Wells Fargo Advantage Income Funds                                                               Other Information (Unaudited)

OFFICERS

                         Position Held and
Name and Age             Length of Service (2)   Principal Occupations During Past Five Years                Other Directorships
Karla M. Rabusch         President, since 2003   Executive Vice President of Wells Fargo Bank, N.A. and      None
49                                               President of Wells Fargo Funds Management, LLC since 2003.
                                                 Senior Vice President and Chief Administrative Officer of
                                                 Wells Fargo Funds Management, LLC from 2001 to 2003.

C.David Messman          Secretary, since 2000;  Senior Vice President and Secretary of Wells Fargo Funds    None
47                       Chief Legal Counsel,    Management,  LLC since 2001. Vice President and Managing
                         since 2003              Senior Counsel of Wells Fargo Bank, N.A. since 1996.

Stephen W. Leonhardt     Treasurer, since 2007   Vice President and Manager of Fund Accounting, Reporting    None
48                                               nd Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 Director of Fund Administration and SEC Reporting for TIAA
                                                 -CREF from 2005 to 2007. Chief Operating Officer for UMB
                                                 Fund Services, Inc. from 2004 to 2005. Controller for
                                                 Sungard Transaction Networks from 2002 to 2004.

Debra Ann Early          Chief Compliance        Chief Compliance Officer of Wells Fargo Funds Management,   None
43                       Officer, since 2007     LLC since 2007. Chief Compliance Officer of Parnassus
                                                 Investments from 2005 to 2007. Chief Financial Officer of
                                                 Parnassus Investments from 2004 to 2007 and Senior Audit
                                                 Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

----------

(1) The Statement of Additional Information includes additional information about the Funds'Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at www.wellsfargo.com/advantagefunds.

(2) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3) As of May 31, 2008, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

Other Information (Unaudited)             Wells Fargo Advantage Income Funds 187

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

DIVERSIFIED BOND FUND, HIGH YIELD BOND FUND, INCOME PLUS FUND, INFLATION-PROTECTED BOND FUND, INTERMEDIATE GOVERNMENT INCOME FUND, SHORT DURATION GOVERNMENT BOND FUND, STABLE INCOME FUND, STRATEGIC INCOME FUND, TOTAL RETURN BOND FUND, ULTRA-SHORT DURATION BOND FUND, INFLATION-PROTECTED BOND PORTFOLIO, MANAGED FIXED INCOME PORTFOLIO, STABLE INCOME PORTFOLIO, AND TOTAL RETURN BOND PORTFOLIO

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees (each, a "Board" and collectively, the "Boards") of Wells Fargo Funds Trust ("Funds Trust") and Wells Fargo Master Trust (collectively, the "Trusts"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of each Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report: (i) investment advisory agreements with Wells Fargo Funds Management, LLC ("Funds Management") for the Diversified Bond Fund, High Yield Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Stable Income Fund, Strategic Income Fund, Total Return Bond Fund, Ultra-Short Duration Bond Fund, Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio and Total Return Bond Portfolio; (ii) investment sub-advisory agreements with Wells Capital Management Incorporated ("Wells Capital Management") for the Diversified Bond Fund, High Yield Bond Fund, Income Plus Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Strategic Income Fund, Ultra-Short Duration Bond Fund, Inflation-Protected Bond Portfolio and Total Return Bond Portfolio; and (iii) investment sub-advisory agreements with Galliard Capital Management, Inc. ("Galliard") for the Diversified Bond Fund, Managed Fixed Income Portfolio, Stable Income Fund and Stable Income Portfolio. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management and Galliard (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements."The funds and portfolios identified above are collectively referred to as the "Funds."

More specifically, at meetings held on March 28, 2008, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers, and the continuation of the Advisory Agreements. Prior to the March 28, 2008, meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Boards also met regularly throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Because the Diversified Bond Fund is a gateway blended fund that invests all of its assets in the Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio and Total Return Bond Portfolio and the Inflation-Protected Bond Fund, Stable Income Fund, and Total Return Bond Fund are gateway feeder funds that invest all of their assets in the Inflation-Protected Bond Portfolio, Stable Income Portfolio and Total Return Bond Portfolio, respectively, each of which has a substantially similar investment objective and substantially similar investment strategies to the respective Fund, information provided to the Boards regarding these Funds is also applicable to the portfolios identified above, as relevant.

NATURE, EXTENT AND QUALITY OF SERVICES

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Boards received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

188 Wells Fargo Advantage Income Funds             Other Information (Unaudited)

The Boards evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers, and the appointment of a new Chief Compliance Officer for the Funds. In addition, the Boards took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Boards considered not only the specific information presented in connection with the meetings, but also the knowledge gained over the course of interacting with Funds Management and the Sub-Advisers about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, each of the Boards concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES

The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2007. They also considered these results in comparison to the median performance of a universe of relevant funds that was determined by Lipper Inc. ("Lipper") to be similar to the Funds (the "Universe"), as well as to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Boards noted that the performance of each Fund, except for the Intermediate Government Income Fund and Short Duration Government Bond Fund, was better than, or not appreciably below, the median performance of each Fund's Universe for most time periods. The Board of Funds Trust noted that the performance of the Intermediate Government Income Fund was lower than the median performance of its Universe for all time periods and that the performance of the Short Duration Government Bond Fund was lower than the median performance of its Universe for certain time periods and required further review. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Intermediate Government Income Fund and Short Duration Government Bond Fund. The Board requested continued reports on the performance of the Intermediate Government Income Fund and Short Duration Government Bond Fund.

The Boards received and considered information regarding the Funds' contractual advisory fees, and net operating expense ratios and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the respective median fees of narrower groups of funds that were determined by Lipper to be the most similar to the Funds (the "Peer Group") and to other comparative data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in the Peer Group. The Boards noted that the net operating expense ratio of each Fund was lower than, equal to, or not appreciably higher than, each Fund's Peer Group's median net operating expense ratio. The Board of Funds Trust also noted that, at its regular meeting in November 2007, it had approved the reorganization of the High Yield Bond Fund and Intermediate Government Income Fund into corresponding acquiring funds of Funds Trust (the "Acquiring Funds," each an "Acquiring Fund"), pending shareholder approval, and that if the reorganization of the respective Fund were approved by the Fund's shareholders and consummated, such shareholders would receive shares of the Acquiring Fund, the net operating expense ratios of which would be lower for all or most share classes than the net operating expense ratios for the corresponding share classes of the Funds. The Board then noted that, at the same meeting, it had also approved the reorganization of a fund of Funds Trust (the "Acquired Fund") into the Income Plus Fund, pending shareholder approval, and that if the reorganization were approved by shareholders of the Acquired Fund and consummated, the net operating expense ratios for all share classes of the Fund would be reduced upon completion of the reorganization. The Board further noted that, at the same meeting, it had approved the reorganization of the Ultra-Short Duration Government Bond Fund into a corresponding fund of Funds Trust (which reorganization did not require shareholder approval) and that shareholders of the Fund would receive shares of the corresponding acquiring fund, the net operating expense ratios of which would be lower for all share classes than the net operating expense ratios for the corresponding share classes of the Fund. The Board also noted Funds Management's recommendation to reduce the net operating expense ratios for all share classes of the Total Return Bond Fund in coming to its conclusion.

Other Information (Unaudited)             Wells Fargo Advantage Income Funds 189

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Boards reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Boards took into account the separate administrative and other services covered by the administration fee rates. The Boards also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Boards reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Boards received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Peer Group. The Boards noted that the Advisory Agreement Rates and the Net Advisory Rates for each Fund were lower than, equal to, or not appreciably higher than, the median rates of each Fund's respective Peer Group. In addition, the Boards concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided. The Boards considered and approved Funds Management's recommendation to reduce Advisory Agreement Rates for each of the Funds, except the Diversified Bond Fund, in coming to their conclusion. The Board of Funds Trust also considered and approved Funds Management's recommendation to reduce administration fees for certain share classes of certain Funds in coming to its conclusion.

The Boards also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

PROFITABILITY

The Boards received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses of providing services to the Funds. The Boards also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2008 board meetings. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable. The Boards did not consider separate profitability information with respect to the Sub-Advisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE

The Boards received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Boards also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the February 2008 board meetings. The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Boards concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders/interestholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

190 Wells Fargo Advantage Income Funds             Other Information (Unaudited)

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Boards also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trusts, and those offered by the Sub-Advisers to other clients. The Boards concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Sub-Advisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISERS

The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders/interestholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Boards also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Boards also reviewed Funds Management's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Boards also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares/interests are offered and sold. The Boards noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Boards review detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards have reviewed reports of Funds Management at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders/interestholders. Accordingly, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations                     Wells Fargo Advantage Income Funds 191

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG     --  Association of Bay Area Governments
ADR      --  American Depositary Receipt
AMBAC    --  American Municipal Bond Assurance Corporation
AMT      --  Alternative Minimum Tax
ARM      --  Adjustable Rate Mortgages
BART     --  Bay Area Rapid Transit
CDA      --  Community Development Authority
CDO      --  Collateralized Debt Obligation
CDSC     --  Contingent Deferred Sales Charge
CGIC     --  Capital Guaranty Insurance Company
CGY      --  Capital Guaranty Corporation
COP      --  Certificate of Participation
CP       --  Commercial Paper
CTF      --  Common Trust Fund
DW&P     --  Department of Water & Power
DWR      --  Department of Water Resources
ECFA     --  Educational & Cultural Facilities Authority
EDFA     --  Economic Development Finance Authority
ETET     --  Eagle Tax-Exempt Trust
FFCB     --  Federal Farm Credit Bank
FGIC     --  Financial Guaranty Insurance Corporation
FHA      --  Federal Housing Authority
FHAG     --  Federal Housing Agency
FHLB     --  Federal Home Loan Bank
FHLMC    --  Federal Home Loan Mortgage Corporation
FNMA     --  Federal National Mortgage Association
GDR      --  Global Depositary Receipt
GNMA     --  Government National Mortgage Association
GO       --  General Obligation
HCFR     --  Healthcare Facilities Revenue
HEFA     --  Health & Educational Facilities Authority
HEFAR    --  Higher Education Facilities Authority Revenue
HFA      --  Housing Finance Authority
HFFA     --  Health Facilities Financing Authority
IDA      --  Industrial Development Authority
IDAG     --  Industrial Development Agency
IDR      --  Industrial Development Revenue
LIBOR    --  London Interbank Offered Rate
LLC      --  Limited Liability Corporation
LOC      --  Letter of Credit
LP       --  Limited Partnership
MBIA     --  Municipal Bond Insurance Association
MFHR     --  Multi-Family Housing Revenue
MTN      --  Medium Term Note
MUD      --  Municipal Utility District
PCFA     --  Pollution Control Finance Authority
PCR      --  Pollution Control Revenue
PFA      --  Public Finance Authority
PFFA     --  Public Facilities Financing Authority
plc      --  Public Limited Company
PSFG     --  Public School Fund Guaranty
R&D      --  Research & Development
RDA      --  Redevelopment Authority
RDFA     --  Redevelopment Finance Authority
REITS    --  Real Estate Investment Trusts
SFHR     --  Single Family Housing Revenue
SFMR     --  Single Family Mortgage Revenue
SLMA     --  Student Loan Marketing Association
TBA      --  To Be Announced
TRAN     --  Tax Revenue Anticipation Notes
USD      --  Unified School District
XLCA     --  XL Capital Assurance

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

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

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

(WELLS FARGO ADVANTAGE FUNDS)

More information about Wells Fargo Advantage Funds              This report and the financial statements contained herein are
is available free upon request. To obtain literature,           submitted for the general  information of the shareholders of
please write, e-mail, visit the Funds' Web  site, or call:       WELLS FARGO ADVANTAGE FUNDS. If this report is used for
                                                                promotional purposes, distribution of the report must be
Wells Fargo Advantage Funds                                     accompanied or preceded by a current prospectus. For a prospectus
P.O. Box 8266                                                   containing more complete information, including charges and
Boston, MA 02266-8266                                           expenses, call 1-800-222-8222 or visit the Funds' Web site at
E-mail: wfaf@wellsfargo.com                                     www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about WELLS
                                                                FARGO ADVANTAGE FUNDS can be found in the current prospectus.
Web site: www.wellsfargo.com/advantagefunds                     Read the prospectus carefully before you invest or send money.
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275                Wells Fargo Funds Management, LLC, a wholly owned subsidiary
Institutional Investment Professionals: 1-866-765-0778          of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO
                                                                FUNDS DISTRIBUTOR, LLC, Member FINRAI/SIPC, an affiliate of Wells
                                                                Fargo & Company.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(C) 2008 Wells Fargo Funds Management, LLC. All rights reserved.    www.wellsfargo.com/advantagefunds        110554 07-08
                                                                                                            AILD/AR103 05-08

                                                              WELLS    ADVANTAGE
                                                              FARGO    FUNDS

(PICTURE)

Annual Report
May 31, 2008

WELLS FARGO ADVANTAGE INCOME FUNDS

-     Wells Fargo Advantage Corporate Bond Fund

-     Wells Fargo Advantage Government Securities Fund

-     Wells Fargo Advantage High Income Fund

-     Wells Fargo Advantage Short-Term Bond Fund

-     Wells Fargo Advantage Short-Term High Yield Bond Fund

-     Wells Fargo Advantage Ultra Short-Term Income Fund

WANT TO RECEIVE YOUR ANNUAL AND SEMI-ANNUAL REPORTS FASTER?

Sign up for e-delivery at www.wellsfargo.com/advantagefunds, Keyword: eDocs.

Contents

LETTER TO SHAREHOLDERS...........................................    2

PERFORMANCE HIGHLIGHTS
Corporate Bond Fund..............................................     4
Government Securities Fund.......................................     8
High Income Fund.................................................    12
Short-Term Bond Fund.............................................    16
Short-Term High Yield Bond Fund..................................    20
Ultra Short-Term Income Fund.....................................    24

FUND EXPENSES (UNAUDITED)........................................    28

PORTFOLIO OF INVESTMENTS
Corporate Bond Fund..............................................    31
Government Securities Fund.......................................    39
High Income Fund.................................................    47
Short-Term Bond Fund.............................................    54
Short-Term High Yield Bond Fund..................................    64
Ultra Short-Term Income Fund.....................................    69

FINANCIAL STATEMENTS
Statements of Assets and Liabilities.............................    80
Statements of Operations.........................................    82
Statements of Changes in Net Assets..............................    84
Financial Highlights.............................................    92

NOTES TO FINANCIAL STATEMENTS....................................    98

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........   110

OTHER INFORMATION (UNAUDITED)....................................   111

LIST OF ABBREVIATIONS............................................   117

The views expressed are as of May 31, 2008, and are those of the Fund managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Income Funds.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(PICTURE)

WELLS FARGO

      INVESTMENT HISTORY

1971  Introduced one of the first institutional index funds.

1978 One of the first firms to apply asset allocation theory to investment portfolio management.

1985 One of the first firms to create a three-way asset allocation fund that "tilts" investments toward portions of the market that our proprietary models indicate will perform better.

1994 Introduced target date funds that automatically reallocate the asset mix over specific time horizons.

1997 Wells Fargo launched the WealthBuilder Portfolios, a unique "fund of funds" that uses flexible asset allocation strategies to shift assets.

1999 Reorganized the NORWEST ADVANTAGE FUNDS(R) and STAGECOACH FUNDS(R) into the WELLS FARGO FUNDS(R).

2003 Expanded fixed-income, small cap, and emerging markets lineup from Montgomery Asset Management, LLC.

2004 Added additional large cap and mid cap funds to the lineup by adopting the Cooke & Bieler value funds.

2005 Wells Fargo Funds merged with Strong Funds to become WELLS FARGO ADVANTAGE FUNDS, forming a fund family of over 120 funds and placing it among the top 20 mutual fund families in the United States.

2006 Enhanced and renamed the WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) to the WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), which seek to replicate returns of the appropriate Dow Jones Target Date Indexes, the first life cycle indexes in the investment industry.

Wells Fargo Advantage Funds(R)

Integrity. Expertise. Solutions.

GUIDED BY A DISTINGUISHED HERITAGE. Since 1852 Wells Fargo has distinguished itself by safely delivering people and their valuables to distant destinations. To meet the needs of a vibrant, expanding nation, the company successfully forged partnerships with local specialists who knew the terrain.

Although much has changed since then, Wells Fargo Advantage Funds continues to put the same time and effort into selecting independent portfolio management teams who oversee our Funds. It's our way of maintaining this early commitment to integrity and expertise and to providing solutions that help you reach your destination.

INDEPENDENT THINKING. With a primary focus on delivering long-term performance and risk management, our approach offers investors access to the strategic thinking of independent investment teams from 15 different management firms. While each of our teams concentrates on a specific strategy, collectively they provide in-depth knowledge and insight across distinct investment styles.

TIME-TESTED APPROACH. Our teams are chosen for their expertise in particular investment styles and for their consistent, repeatable processes. All remain independent and free to concentrate solely on managing money and producing results. Our strict adherence to this approach provides a consistent focus on long-term results and allows investors to tap into the expertise of leading institutional investment managers to create fully diversified portfolios.

SOLUTIONS FOR EVERY STAGE. Wells Fargo Advantage Funds provides investors with strategic investment solutions that help navigate the complex and ever-changing investment landscape. Our diverse family of mutual funds includes more than 120 Funds that cover a broad spectrum of investment styles and asset classes, and each Fund has its own disciplined approach to investing.

Not part of the annual report.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $158 BILLION IN ASSETS UNDER MANAGEMENT, AS OF MAY 31, 2008.

EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------------------
Asia Pacific Fund                         Equity Value Fund                          Mid Cap Growth Fund
C&B Large Cap Value Fund                  Growth Fund                                Opportunity Fund
C&B Mid Cap Value Fund                    Growth Equity Fund                         Small Cap Disciplined Fund
Capital Growth Fund                       Index Fund                                 Small Cap Growth Fund
Common Stock Fund                         International Core Fund                    Small Cap Opportunities Fund
Discovery Fund                            International Equity Fund                  Small Cap Value Fund
Diversified Equity Fund                   International Value Fund                   Small Company Growth Fund
Diversified Small Cap Fund                Large Cap Appreciation Fund                Small Company Value Fund
Emerging Growth Fund                      Large Cap Growth Fund                      Small/Mid Cap Value Fund
Emerging Markets Equity Fund              Large Company Core Fund                    Specialized Financial Services Fund
Endeavor Select Fund                      Large Company Growth Fund                  Specialized Technology Fund
Enterprise Fund                           Large Company Value Fund                   Strategic Small Cap Value Fund
Equity Income Fund                        Mid Cap Disciplined Fund                   U.S. Value Fund

BOND FUNDS
California Limited-Term Tax-Free Fund     Inflation-Protected Bond Fund              Short-Term Municipal Bond Fund
California Tax-Free Fund                  Intermediate Tax-Free Fund                 Stable Income Fund
Colorado Tax-Free Fund                    Minnesota Tax-Free Fund                    Strategic Income Fund
Diversified Bond Fund                     Municipal Bond Fund                        Total Return Bond Fund
Government Securities Fund (1)            Short Duration Government Bond Fund (1)    Ultra Short-Term Income Fund
High Income Fund                          Short-Term Bond Fund                       Ultra Short-Term Municipal Income Fund
Income Plus Fund                          Short-Term High Yield Bond Fund            Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund                WealthBuilder Growth Allocation Portfolio  Target 2020 Fund (2)
Asset Allocation Fund                     WealthBuilder Growth Balanced Portfolio    Target 2025 Fund (2)
Conservative Allocation Fund              WealthBuilder Moderate Balanced Portfolio  Target 2030 Fund (2)
Growth Balanced Fund                      WealthBuilder Tactical Equity Portfolio    Target 2035 Fund (2)
Moderate Balanced Fund                    Target Today Fund (2)                      Target 2040 Fund (2)
WealthBuilder Conservative Allocation
Portfolio                                 Target 2010 Fund (2)                       Target 2045 Fund (2)
WealthBuilder Equity Portfolio            Target 2015 Fund (2)                       Target 2050 Fund (2)

MONEY MARKET FUNDS
100% Treasury Money Market Fund (1)       Heritage Money Market Fund                 National Tax-Free Money Market Fund
California Tax-Free Money Market Fund     Minnesota Money Market Fund                National Tax-Free Money Market Trust
California Tax-Free Money Market Trust    Money Market Fund                          Overland Express Sweep Fund
Cash Investment Money Market Fund         Money Market Trust                         Prime Investment Money Market Fund
Government Money Market Fund (1)          Municipal Money Market Fund                Treasury Plus Money Market Fund (1)

VARIABLE TRUST FUNDS (3)
VT Asset Allocation Fund                  VT International Core Fund                 VT Opportunity Fund
VT C&B Large Cap Value Fund               VT Large Company Core Fund                 VT Small Cap Growth
Fund VT Discovery Fund                    VT Large Company Growth Fund               VT Small/Mid Cap Value Fund
VT Equity Income Fund                     VT Money Market Fund                       VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

----------

(1) The U.S. Government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2) The full name of this Fund series is the Wells Fargo Advantage Dow Jones Target Date Funds(SM).

(3) The Variable Trust Funds are generally available only through insurance company variable contracts.

    Not part of the annual report.

2 Wells Fargo Advantage Income Funds                      Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
President
Wells Fargo Advantage Funds

  LIQUIDITY IN THE FIXED-INCOME MARKETS EVAPORATED DURING THE SUMMER OF 2007,
   SPARKING A GLOBAL CREDIT CRUNCH THAT WIDENED SPREADS AND RALLIED THE U.S.
                             TREASURY YIELD CURVE.

Dear Valued Shareholder,

We're pleased to offer you this annual report for the Wells Fargo Advantage Income Funds that covers the 12-month period that ended May 31, 2008. During the period, the economy struggled to absorb slower growth, high energy prices, a continuing correction in the housing market, and tighter lending practices that presented financial challenges to consumers and businesses.

The real estate crisis that originated in the United States affected global stock and bond markets through mortgage-related assets. The crisis began when falling prices of new and existing homes affected subprime borrowers who struggled to make their mortgage payments when easy access to credit all but disappeared. The price correction in the market value of homes prevented some speculators from being able to sell their homes in order to pay off their full mortgage balances. Others, without an eye toward speculation, found it difficult to refinance their mortgages due to the decline in property values.

INVESTORS SOUGHT SAFETY IN U.S. TREASURIES.

Liquidity in the fixed-income markets evaporated during the summer of 2007, sparking a global credit crunch that widened spreads and rallied the U.S. Treasury yield curve. Defaults in subprime mortgages were mostly to blame, as the global financial system seemed to collectively discover that these debt obligations were held in many different types of structured debt products and that their expected cash flows were not likely to come in as anticipated. As a result, credit and structured product spreads widened dramatically as investors fled unknown risk and sought the safety of U.S. Treasuries -- a true flight to quality.

These trends continued throughout the second half of 2007 and peaked in March 2008. Spreads widened substantially across the full breadth of the fixed-income markets reaching their collective highs around mid-March. The Fed intervened with substantive interest rate cuts throughout this period but accelerated its pace of monetary policy intervention in January by announcing an unscheduled 75 basis point cut (100 basis points equals 1.00%) in the federal funds rate on January 22, 2008. Eight days later, the Fed cut the federal funds rate by another 50 basis points -- totaling 125 basis points of interest rate cuts in just over a week. Credit market liquidity issues escalated in mid-March 2008, punctuated by the apparent insolvency of Bear Stearns Companies, Inc., which threatened systemic liquidity across the markets. In response, the Fed orchestrated a buyout of the firm's assets in an effort to bolster liquidity in the financial system.

HIGH-QUALITY FIXED-INCOME SECURITIES DELIVERED POSITIVE PERFORMANCE IN A DIFFICULT ECONOMIC ENVIRONMENT.

Although credit markets were under liquidity pressure, high-quality fixed-income investments performed fairly well over the 12-month period. In fact, the Lehman Brothers U.S. Aggregate Index (1) returned 6.89% over the period while U.S. Treasuries returned 9.42%. These were far better returns than those found in the equity markets, as both the Dow Jones Industrial Average and the S&P 500 Index were down 6.70% for the 12-month period. Higher-quality bonds were largely in favor

----------
(1) The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Brothers Government/Corporate Index and the U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

Letter to Shareholders                      Wells Fargo Advantage Income Funds 3

Although credit markets were under liquidity pressure, high-quality fixed-income investments performed fairly well over the 12-month period.

as investors fled riskier asset profiles and sought out the safer investments. As a result, AAA-rated bonds, within the Lehman Brothers U.S. Credit Index(2), returned 7.86% while the Lehman Brothers U.S. Corporate High Yield Index(3) lost 1.26% over the period.

Bond spreads reached their climax in mid-March 2008, marking levels that were nearly three times what they had been at the beginning of the 12-month period. In April and May 2008, spreads retraced some of that widening but were still more than double their levels from this time last year. Although certain segments of the fixed-income markets came under pressure during this period, many strategies were able to generate positive returns that outpaced the equity markets. Investors were rewarded for holding higher-quality assets and avoiding certain structured products with weakening cash flows. Strategies with defensive positioning and tactical ability to capture value from changes in the yield curve performed well. While credit conditions were challenging, many investment managers of investment-grade, fixed-income strategies were able to produce positive returns for investors during the challenging 12-month period.

PLANNING AHEAD.

The continued uncertainty surrounding the housing market, liquidity, and inflation supports our belief that successful investing includes a balanced approach of owning a diversified portfolio while keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes. Each Fund is managed according to a disciplined approach to investing that features the strategic thinking of portfolio managers chosen for their in-depth knowledge and methodology. We believe that our insistence on seeking investment teams who share our dedication to pursuing consistent, long-term results offers you a way to navigate changing market conditions and move forward with your financial planning.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
Wells Fargo Advantage Funds

----------
(2) Lehman Brothers U.S. Credit Index includes publicly issued U.S. corporate, specified foreign debentures and secured notes. You cannot invest directly in an index.

(3) The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar denominated, nonconvertible, non-investment grade debt index. The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

4 Wells Fargo Advantage Income Funds                      Performance Highlights

WELLS FARGO ADVANTAGE CORPORATE BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Corporate Bond Fund (the Fund) seeks current income while maintaining prospects for capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
D. James Newton II, CFA, CPA
Janet S. Rilling, CFA, CPA

FUND INCEPTION
December 12, 1985

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2008

CORPORATE BOND FUND                               1 Year
---------------------------------------           ------
Investor Class                                     5.74%

Lehman Brothers U.S. Credit Bond Index(1)          3.87%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 0.98% and 1.09%, respectively. The investment adviser has contractually committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF MAY 31, 2008)

                 WELLS FARGO ADVANTAGE
                 CORPORATE BOND FUND -    LEHMAN BROTHERS U.S. CREDIT
                     INVESTOR CLASS               BOND INDEX
                 ----------------------   ----------------------------
 5/31/1998                10,000                    10,000
 6/30/1998                10,097                    10,074
 7/31/1998                10,092                    10,064
 8/31/1998                10,087                    10,112
 9/30/1998                10,261                    10,439
10/31/1998                10,045                    10,278
11/30/1998                10,215                    10,472
12/31/1998                10,307                    10,502
 1/31/1999                10,448                    10,606
 2/28/1999                10,230                    10,354
 3/31/1999                10,349                    10,428
 4/30/1999                10,415                    10,458
 5/31/1999                10,251                    10,318
 6/30/1999                10,191                    10,264
 7/31/1999                10,192                    10,208
 8/31/1999                10,125                    10,183
 9/30/1999                10,226                    10,293
10/31/1999                10,265                    10,341
11/30/1999                10,291                    10,352
12/31/1999                10,284                    10,297
 1/31/2000                10,282                    10,261
 2/29/2000                10,401                    10,356
 3/31/2000                10,453                    10,444
 4/30/2000                10,349                    10,352
 5/31/2000                10,229                    10,314
 6/30/2000                10,589                    10,573
 7/31/2000                10,728                    10,701
 8/31/2000                10,863                    10,840
 9/30/2000                10,880                    10,897
10/31/2000                10,852                    10,908
11/30/2000                10,886                    11,049
12/31/2000                11,095                    11,264
 1/31/2001                11,466                    11,572
 2/28/2001                11,581                    11,673
 3/31/2001                11,651                    11,745
 4/30/2001                11,641                    11,703
 5/31/2001                11,751                    11,810
 6/30/2001                11,733                    11,870
 7/31/2001                12,087                    12,180
 8/31/2001                12,149                    12,343
 9/30/2001                11,868                    12,325
10/31/2001                12,057                    12,631
11/30/2001                11,956                    12,521
12/31/2001                11,853                    12,435
 1/31/2002                11,780                    12,540
 2/28/2002                11,736                    12,635
 3/31/2002                11,495                    12,402
 4/30/2002                11,514                    12,574
 5/31/2002                11,585                    12,741
 6/30/2002                11,380                    12,762
 7/31/2002                11,011                    12,755
 8/31/2002                11,332                    13,085
 9/30/2002                11,478                    13,334
10/31/2002                11,368                    13,179
11/30/2002                11,627                    13,350
12/31/2002                12,017                    13,744
 1/31/2003                12,074                    13,788
 2/28/2003                12,365                    14,064
 3/31/2003                12,453                    14,074
 4/30/2003                12,748                    14,335
 5/31/2003                13,183                    14,787
 6/30/2003                13,173                    14,750
 7/31/2003                12,573                    14,122
 8/31/2003                12,706                    14,232
 9/30/2003                13,193                    14,729
10/31/2003                13,073                    14,572
11/30/2003                13,178                    14,639
12/31/2003                13,398                    14,802
 1/31/2004                13,553                    14,952
 2/29/2004                13,691                    15,140
 3/31/2004                13,810                    15,286
 4/30/2004                13,353                    14,805
 5/31/2004                13,222                    14,701
 6/30/2004                13,288                    14,763
 7/31/2004                13,473                    14,945
 8/31/2004                13,785                    15,298
 9/30/2004                13,875                    15,383
10/31/2004                14,039                    15,532
11/30/2004                13,948                    15,377
12/31/2004                14,177                    15,578
 1/31/2005                14,307                    15,701
 2/28/2005                14,250                    15,609
 3/31/2005                13,998                    15,414
 4/30/2005                14,123                    15,621
 5/31/2005                14,314                    15,840
 6/30/2005                14,448                    15,965
 7/31/2005                14,354                    15,805
 8/31/2005                14,559                    16,046
 9/30/2005                14,285                    15,805
10/31/2005                14,121                    15,633
11/30/2005                14,204                    15,728
12/31/2005                14,343                    15,882
 1/31/2006                14,344                    15,850
 2/28/2006                14,409                    15,921
 3/31/2006                14,215                    15,697
 4/30/2006                14,145                    15,639
 5/31/2006                14,105                    15,612
 6/30/2006                14,091                    15,635
 7/31/2006                14,295                    15,865
 8/31/2006                14,554                    16,159
 9/30/2006                14,697                    16,340
10/31/2006                14,830                    16,470
11/30/2006                15,034                    16,703
12/31/2006                14,921                    16,559
 1/31/2007                14,925                    16,555
 2/28/2007                15,216                    16,889
 3/31/2007                15,132                    16,808
 4/30/2007                15,253                    16,930
 5/31/2007                15,124                    16,764
 6/30/2007                15,022                    16,685
 7/31/2007                15,026                    16,742
 8/31/2007                15,194                    16,896
 9/30/2007                15,301                    17,031
10/31/2007                15,472                    17,230
11/30/2007                15,626                    17,376
12/31/2007                15,599                    17,403
 1/31/2008                15,803                    17,615
 2/29/2008                15,836                    17,648
 3/31/2008                16,057                    17,479
 4/30/2008                16,140                    17,579
 5/31/2008                15,991                    17,413

----------

(1) The Lehman Brothers U.S. Credit Bond Index contains publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify for inclusion in the Index, bonds must be SEC-registered. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Corporate Bond Fund Investor Class for the most recent ten years with the Lehman Brothers U.S. Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

Performance Highlights                      Wells Fargo Advantage Income Funds 5

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

-     The Fund outperformed its benchmark during a challenging 12-month period.

- Our overweighting to the supermarket sector contributed to Fund performance, while our holdings of Residential Capital (ResCap) bonds hurt performance.

- We anticipate further weakness in the economy as difficulties in financials and rising commodity prices add pressure to growth and employment.

OUR DEFENSIVE STRATEGY THROUGHOUT THE PERIOD REFLECTED OUR CONCERNS ABOUT THE SUBPRIME HOUSING MARKET AND THE DELEVERAGING OF THE FINANCIAL SYSTEM.

Interest rates fell across the yield curve during the period, though the decline was more pronounced in shorter maturity Treasury bonds. The Fund's duration was largely in line with Lehman Brothers U.S. Credit Bond Index until January 2008. However, the Fund benefited from a decrease in its duration as compared to the benchmark in the January-to-May period as rates began to retrace some of their previous declines.

We pursued a defensive strategy throughout the period that reflected our concerns about the subprime housing market and the deleveraging of the financial system. In line with this strategy, the Fund held a lower weighting in corporate bonds than the benchmark. The Fund also held an underweight position in the financial sector as we were increasingly concerned about the stability of the financial system. However, we started to reverse our financial sector underweight and increase our corporate bond holdings after JPMorgan Chase agreed to purchase Bear Stearns. This event, along with a number of actions taken by the Fed, convinced us that stability was likely to be restored to the market. These strategic decisions positively impacted Fund performance.

While we reduced the Fund's BB-rated holdings during the period, the remaining BB-rated securities had a negative impact on performance because lower credit quality securities generally underperformed higher-quality securities.

Our overweight to the supermarket sector benefited the Fund as the market perceived this industry to be recession resistant. The Fund also benefited from a litigation settlement received in conjunction with a former holding of WorldCom, Inc., securities. In contrast, our overweight of Real Estate Investment Trust (REIT) bonds detracted from performance as the market grew concerned that the subprime contagion might spread to commercial real estate. Our holdings of ResCap bonds also negatively impacted Fund performance. ResCap's operating performance deteriorated significantly due to its direct exposure to residential real estate. We exited this position in November 2007.

6 Wells Fargo Advantage Income Funds                      Performance Highlights

CREDIT QUALITY (3)
(AS OF MAY 31, 2008)

U.S. Treasuries                  2%
Cash                             2%
AAA                              4%
BB/Ba                            5%
AA                               6%
BBB                             55%
A                               26%

WE DECREASED THE FUND'S DURATION AS COMPARED TO THE BENCHMARK FROM NEUTRAL TO UNDERWEIGHT IN LATE JANUARY.

While we believed that the economy was headed for a slowdown, the absolute low level of Treasury yields appeared to reflect a much more negative economic outcome than we expected to unfold. Rates did indeed begin to rise in April 2008.

To position the portfolio more defensively during the period, we added corporate bonds from industries and companies that we believe were better positioned to withstand economic weakness, such as supermarkets, pipelines, and the food and beverage industry. In contrast, we avoided companies that were highly dependent on accessing the capital markets in the near term, such as many companies in the financial services industry. The Fund also opportunistically purchased short maturity securities that had above-market yields due to dislocations in the municipal, corporate, and structured products market. However, most of these opportunities no longer existed by the end of the period, so we shifted our focus to opportunities in the financial services sector. We have begun to increase our exposure to well-capitalized money center banks that are direct beneficiaries of the balance sheet repair trend that is occurring in the sector.

Another aspect to our defensive strategy was to increase the credit quality of the portfolio. Companies rated below investment grade generally exhibit less financial flexibility during periods of economic weakness. We therefore reduced the Fund's BB-rated holdings during the period to reflect our view of a slowing economy.

WE EXPECT TO SEE FURTHER WEAKNESS IN THE ECONOMY AS THE DIFFICULT FINANCIAL MARKETS CLIMATE CONTINUES TO WEIGH ON GROWTH AND EMPLOYMENT.

In addition, inflation remains a serious threat as high commodity prices spill over into the cost of manufactured goods. We expect that Corporate America will likely face revenue pressures as well as margin compression. Despite these headwinds, however, investment-grade industrial company balance sheets, in our view, generally are in good shape heading into a slowdown. This high level of financial flexibility is expected to help them weather a potentially difficult environment. In addition, many of the large high-quality financial institutions are recapitalizing and retrenching their businesses, sowing the seeds for a recovery. These fundamental factors, coupled with historically attractive yield spreads as compared Treasury bonds, leave us with a constructive outlook on the high grade credit market.

----------

(3) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Credit quality is subject to change.

Performance Highlights                      Wells Fargo Advantage Income Funds 7

AVERAGE ANNUAL TOTAL RETURN (4) (%) (AS OF MAY 31, 2008)

                                                                            Expense Ratio
CORPORATE BOND FUND                6 Months*   1 Year   5 Year   10 Year   Gross (5)   Net (6)
--------------------------------  -----------  ------   ------   -------   ---------   -------
Advisor Class (SCBDX)                2.25       5.77     3.90     4.70       0.98%      0.95%

Institutional Class (SCBNX)          2.43       6.13     4.36     5.19       0.63%      0.61%

Investor Class (STCBX)               2.34       5.74     3.94     4.81       1.09%      0.98%

Lehman Brothers U.S. Credit Bond
Index (1)                            0.20       3.87     3.32     5.70

----------
* Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Advisor Class, Institutional Class, and Investor Class shares are sold without a front-end sales charges or contingent deferred sales charges.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------

(4) Performance shown prior to the inception of the Advisor Class shares on August 31, 1999, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses. Performance shown prior to the inception of the Institutional Class shares on August 31, 1999, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(5) For the Advisor class ratio reflects the gross expense ratio effective as of June 2, 2008, as stated in the May 30, 2008 supplement to the October 1, 2007, prospectus. As of May 31, 2008, the gross expense ratio was 1.13% for the Advisor Class shares. For the Institutional class reflects the gross expense ratio effective as of June 2, 2008, as stated in the May 30, 2008 supplement to the April 1, 2007, prospectus. As of May 31, 2008, the gross expense ratio was 0.68% for the Institutional Class shares. For the Investor class reflects the gross expense ratio effective as of June 2, 2008, as stated in the June 20,2008, prospectus. As of May 31, 2008, the gross expense ratio was 1.31% for the Investor Class shares.

(6) The investment adviser has contractually committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

8 Wells Fargo Advantage Income Funds                      Performance Highlights

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Government Securities Fund (the Fund) seeks current income.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA

FUND INCEPTION
October 29, 1986

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2008

GOVERNMENT SECURITIES FUND                              1 Year
-----------------------------------------------         ------
Investor Class                                           7.26%

Lehman Brothers U.S. Aggregate Excluding Credit
   Bond Index (1)                                        7.79%

Lehman Brothers Intermediate U.S. Government
   Bond Index (2)                                        8.90%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 0.95% and 1.03%, respectively. The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown.

GROWTH OF $10,000 INVESTMENTS (3)
(AS OF MAY 31, 2008)

                    WELLS FARGO ADVANTAGE         WELLS FARGO ADVANTAGE
                 GOVERNMENT SECURITIES FUND -    GOVERNMENT SECURITIES FUND -   LEHMAN BROTHER INTERMEDIATE
                             CLASS C                   INVESTOR CLASS           U.S. GOVERNMENT BOND INDEX
                 -----------------------------   ----------------------------   ---------------------------
 5/31/1998                   10,000                        10,000                          10,000
 6/30/1998                   10,082                        10,091                          10,067
 7/31/1998                   10,087                        10,105                          10,106
 8/31/1998                   10,260                        10,288                          10,297
 9/30/1998                   10,473                        10,511                          10,537
10/31/1998                   10,397                        10,444                          10,555
11/30/1998                   10,416                        10,472                          10,523
12/31/1998                   10,436                        10,502                          10,564
 1/31/1999                   10,495                        10,571                          10,611
 2/28/1999                   10,295                        10,378                          10,465
 3/31/1999                   10,352                        10,445                          10,535
 4/30/1999                   10,368                        10,471                          10,563
 5/31/1999                   10,274                        10,385                          10,498
 6/30/1999                   10,243                        10,363                          10,514
 7/31/1999                   10,212                        10,341                          10,515
 8/31/1999                   10,181                        10,320                          10,530
 9/30/1999                   10,273                        10,422                          10,620
10/31/1999                   10,281                        10,439                          10,641
11/30/1999                   10,258                        10,425                          10,649
12/31/1999                   10,212                        10,388                          10,615
 1/31/2000                   10,187                        10,372                          10,579
 2/29/2000                   10,292                        10,488                          10,667
 3/31/2000                   10,409                        10,617                          10,789
 4/30/2000                   10,375                        10,592                          10,784
 5/31/2000                   10,347                        10,572                          10,813
 6/30/2000                   10,535                        10,774                          10,985
 7/31/2000                   10,615                        10,865                          11,058
 8/31/2000                   10,741                        11,004                          11,181
 9/30/2000                   10,802                        11,077                          11,279
10/31/2000                   10,881                        11,168                          11,357
11/30/2000                   11,052                        11,354                          11,524
12/31/2000                   11,246                        11,563                          11,726
 1/31/2001                   11,404                        11,736                          11,882
 2/28/2001                   11,497                        11,842                          11,992
 3/31/2001                   11,553                        11,911                          12,078
 4/30/2001                   11,475                        11,840                          12,039
 5/31/2001                   11,525                        11,903                          12,089
 6/30/2001                   11,555                        11,944                          12,127
 7/31/2001                   11,799                        12,206                          12,354
 8/31/2001                   11,930                        12,351                          12,464
 9/30/2001                   12,105                        12,541                          12,730
10/31/2001                   12,373                        12,830                          12,928
11/30/2001                   12,185                        12,645                          12,774
12/31/2001                   12,106                        12,575                          12,713
 1/31/2002                   12,163                        12,647                          12,768
 2/28/2002                   12,265                        12,764                          12,872
 3/31/2002                   12,019                        12,518                          12,678
 4/30/2002                   12,281                        12,802                          12,915
 5/31/2002                   12,368                        12,904                          13,005
 6/30/2002                   12,494                        13,046                          13,168
 7/31/2002                   12,733                        13,307                          13,416
 8/31/2002                   12,928                        13,523                          13,569
 9/30/2002                   13,163                        13,780                          13,803
10/31/2002                   13,099                        13,725                          13,793
11/30/2002                   13,000                        13,632                          13,684
12/31/2002                   13,244                        13,890                          13,937
 1/31/2003                   13,221                        13,892                          13,906
 2/28/2003                   13,382                        14,075                          14,063
 3/31/2003                   13,369                        14,059                          14,066
 4/30/2003                   13,417                        14,133                          14,106
 5/31/2003                   13,670                        14,411                          14,327
 6/30/2003                   13,596                        14,344                          14,304
 7/31/2003                   13,124                        13,860                          13,957
 8/31/2003                   13,181                        13,936                          13,982
 9/30/2003                   13,513                        14,302                          14,285
10/31/2003                   13,350                        14,134                          14,145
11/30/2003                   13,347                        14,144                          14,147
12/31/2003                   13,464                        14,279                          14,257
 1/31/2004                   13,549                        143,94                          14,334
 2/29/2004                   13,697                        14,561                          14,470
 3/31/2004                   13,788                        14,669                          14,571
 4/30/2004                   13,382                        14,250                          14,245
 5/31/2004                   13,318                        14,194                          14,199
 6/30/2004                   13,370                        14,261                          14,235
 7/31/2004                   13,474                        14,371                          14,337
 8/31/2004                   13,688                        14,624                          14,550
 9/30/2004                   13,728                        14,679                          14,555
10/31/2004                   13,777                        14,753                          14,644
11/30/2004                   13,681                        14,648                          14,508
12/31/2004                   13,750                        14,750                          14,586
 1/31/2005                   13,816                        14,833                          14,605
 2/28/2005                   13,732                        14,756                          14,523
 3/31/2005                   13,687                        14,721                          14,487
 4/30/2005                   13,831                        14,910                          14,657
 5/31/2005                   13,947                        15,029                          14,774
 6/30/2005                   13,999                        15,107                          14,823
 7/31/2005                   13,876                        14,982                          14,697
 8/31/2005                   14,027                        15,139                          14,860
 9/30/2005                   13,888                        15,012                          14,745
10/31/2005                   13,790                        14,900                          14,683
11/30/2005                   13,820                        14,956                          14,744
12/31/2005                   13,930                        15,069                          14,834
 1/31/2006                   13,907                        15,068                          14,832
 2/28/2006                   13,937                        15,109                          14,835
 3/31/2006                   13,796                        14,964                          14,789
 4/30/2006                   13,775                        14,935                          14,802
 5/31/2006                   13,741                        14,922                          14,807
 6/30/2006                   13,760                        14,952                          14,834
 7/31/2006                   13,917                        15,131                          14,989
 8/31/2006                   14,089                        15,327                          15,157
 9/30/2006                   14,205                        15,447                          15,266
10/31/2006                   14,267                        15,539                          15,338
11/30/2006                   14,397                        15,691                          15,461
12/31/2006                   14,308                        15,603                          15,402
 1/31/2007                   14,273                        15,576                          15,404
 2/28/2007                   14,475                        15,804                          15,597
 3/31/2007                   14,483                        15,823                          15,637
 4/30/2007                   14,547                        15,887                          15,706
 5/31/2007                   14,413                        15,751                          15,617
 6/30/2007                   14,362                        15,721                          15,637
 7/31/2007                   14,511                        15,893                          15,829
 8/31/2007                   14,688                        16,097                          16,053
 9/30/2007                   14,779                        16,207                          16,162
10/31/2007                   14,885                        16,334                          16,259
11/30/2007                   15,182                        16,669                          16,651
12/31/2007                   15,185                        16,684                          16,704
 1/31/2008                   15,506                        17,031                          17,098
 2/29/2008                   15,566                        17,123                          17,284
 3/31/2008                   15,626                        17,200                          17,392
 4/30/2008                   15,450                        17,017                          17,158
 5/31/2008                   15,329                        16,894                          17,004

----------

(1) The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This index has an inception date of May 1, 2001. You cannot invest directly in an Index.

Performance Highlights                      Wells Fargo Advantage Income Funds 9

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund's positive performance lagged behind its benchmark, the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index.

- Our strategy of including Treasury Inflation Protected Securities (TIPS) and AAA-rated municipal securities helped Fund performance while the Fund's exposure to securities-lending activities detracted from performance.

- Among the unknowns that we believe lie ahead are the effects of the recently implemented fiscal stimulus package, the impact of an easing monetary policy, the influence of a relatively weak U.S. dollar on international trade, and the consequences of an unprecedented spike in global commodity prices.

THE 12-MONTH PERIOD FEATURED A MAJOR TRANSITION IN THE U.S. ECONOMY.

Gross Domestic Product (GDP) growth slumped from robust to near stagnation, inflation trended from moderate to worrisome, and employment conditions slid from firm to weak. A number of factors contributed to the economic downshift. Among the most powerful influences were a dramatic rise in the cost of energy and the worsening of an already weak housing market. These economic trends had substantial consequences for the U.S. bond market. As economic conditions deteriorated and the accompanying housing-related credit crisis escalated, a long and powerful Treasury market rally began. From mid-June 2007 to the middle of March 2008, the yield on the 10-year Treasury note declined a full two percentage points, from 5.30% to 3.30%. Short-term rates dropped even further, with the yield on the 2-year Treasury falling from 5.10% at the June 2007 peak to 1.35% at the trough in March 2008. The Treasury rally was accompanied by a dramatic easing in monetary policy. Responding to both fundamental economic weakness and credit contraction, the Federal Reserve's Open Market Committee voted to cut its target rate for overnight lending seven times for a cumulative reduction of 3.25%.

Throughout much of the period, we maintained an interest rate exposure slightly longer than the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index, with position concentrations in short maturities. Consequently, we benefited from the decline in interest rates, and the Fund's duration and yield-curve positioning contributed to performance. In addition, a timely allocation to "out-of-benchmark" sectors, including TIPS and AAA-rated municipal securities, contributed to Fund performance. We maintained considerable core holdings in mortgage-backed

----------
(2) The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an Index.

(3) The chart compares the performance of the Wells Fargo Advantage Government Securities Fund Class C and Investor Class shares for the most recent ten years with the Lehman Brothers Intermediate U.S. Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class C and Investor Class shares, reflects all operating expenses and, for Class C shares, assumes the maximum contingent-deferred sales charge of 1.00%.

10 Wells Fargo Advantage Income Funds                     Performance Highlights

PORTFOLIO ALLOCATION (4)
(AS OF MAY 31, 2008)

Asset Backed Securities                   1%
Cash Management                           2%
Collateralized Mortgage Securities       17%
FNMA                                     46%
Corporate Bonds                           2%
Municipal Bonds                           2%
U.S. Treasury Bonds                      12%
U.S. Treasury Notes                       8%
GNMA                                      2%
FHLMC                                     8%

securities (MBS), some of which underperformed during the acute credit crisis described above. Investments made with cash collateral received from securities lending activities, while generally used for earning additional income, declined in value during this period of distress in short-term markets, detracting from Fund performance.

WE MANAGED DURATION OPPORTUNISTICALLY BUT MAINTAINED A SLIGHTLY LONGER PORTFOLIO DURATION (SENSITIVITY TO INTEREST RATES) THAN THE LEHMAN BROTHERS U.S. AGGREGATE EXCLUDING CREDIT BOND INDEX FOR MUCH OF THE PERIOD AND ELECTED TO MOVE TO A NEUTRAL DURATION POSITION TOWARD THE END OF THE PERIOD.

With respect to yield-curve positioning, we expected the yield curve to steepen (short maturities to outperform longer maturities) and positioned the portfolio accordingly. We also added spread-related assets across the board, such as government agencies, MBS, municipal securities, and TIPS.

GIVEN THE MAGNITUDE OF THE CHALLENGES FACING THE U.S. ECONOMY, A HIGH DEGREE OF UNCERTAINTY AND THEREFORE INVESTOR CAUTION IS, IN OUR VIEW, LIKELY TO PREVAIL.

In recent decades, economic recessions have typically lasted about a year. We believe that if the United States entered recession around the beginning of 2008 and if the recession proves to be of average duration, we should see a recovery begin sometime in early 2009. Because financial markets historically have anticipated business cycle turning points by several months, the effects of a return to growth could become evident in interest rates and yield spreads before the end of 2008. Among the unknowns that we believe lie ahead are the effects of the recently implemented fiscal stimulus package, the impact of an easing monetary policy, the influence of a relatively weak U.S. dollar on international trade, and the consequences of an unprecedented spike in global commodity prices.

At the peak of the crisis in March 2008, financial markets were implicitly priced for a very weak economic environment. By the end of May 2008, the atmosphere of gloom had begun to abate. We believe that it appears likely at this point that a return to more normal relative valuations will unfold as the year progresses, though periodic violent reversals would not be surprising.

----------
(4) Portfolio allocation is subject to change

Performance Highlights                     Wells Fargo Advantage Income Funds 11

AVERAGE ANNUAL TOTAL RETURN (5) (%) (AS OF MAY 31, 2008)


                                     Including Sales Charge                Excluding Sales Charge           Expense Ratio
GOVERNMENT SECURITIES FUND     6 Months*  1 Year  5 Year  10 Year  6 Months (*)  1 Year  5 Year  10 Year  Gross (6)  Net (7)
---------------------------    ---------  ------  ------  -------  ------------  ------  ------  -------  ---------  -------
Class C (WGSCX)                 (0.03)     5.36    2.32    4.36        0.97        6.36    2.32     4.36     1.68%     1.65%

Administrator Class (WGSDX)                                            1.47        7.42    3.52     5.61     0.85%     0.70%

Advisor Class (SGVDX)                                                  1.37        7.21    3.23     5.24     0.93%     0.90%

Institutional Class (SGVIX)                                            1.58        7.66    3.73     5.82     0.58%     0.48%

Investor Class (STVSX)                                                 1.35        7.26    3.23     5.38     1.03%     0.95%

Lehman Brothers U.S. Aggregate Excluding Credit Bond
Index(1)                                                               1.88        7.79    3.98      NA

Lehman Brothers Intermediate U.S. Government Bond Index(2)             2.12        8.90    3.49     5.46

----------
* Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class C shares the maximum contingent deferred sales charge is 1.00%. Performance including sales charges assumes the sales charge for the corresponding time period. Administrator Class, Advisor Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks. The U.S. Government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

----------
(5) Performance shown prior to the inception of the Class C shares on December 26, 2002, reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of the Advisor Class shares on August 31, 1999, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses. Performance shown prior to the inception of the Institutional Class shares on August 31, 1999, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to the inception of the Administrator Class shares on April 11, 2005, reflects the performance of the Institutional Class shares, adjusted to reflect Administrator Class expenses.

(6) For Class C shares, ratio reflects the gross expense ratio as stated in the June 20, 2008, prospectus. As of May 31, 2008, the gross expense ratio was 1.81% for Class C shares. For the Administrator Class shares, ratio reflects the gross expense ratio effective as of June 2, 2008, as stated in the May 30, 2008 supplement to the October 1, 2007, prospectus. As of May 31, 2008, the gross expense ratio was 0.88% for Administrator Class shares. Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. For Advisor Class shares, ratio reflects the gross expense ratio, as stated in June 20, 2008, prospectus for Class A shares. As of May 31, 2008, the gross expense ratio was 1.06% for Advisor Class shares. For the Institutional Class shares, ratio reflects the gross expense ratio as stated in the supplement dated May 30, 2008 to the April 1, 2008 prospectus. As of May 31, 2008, the gross expense ratio was 0.61% for Institutional Class shares. For the Investor Class shares, ratio reflects the gross expense ratio as stated in the June 20, 2008, prospectus. As of May 31, 2008, the gross expense ratio was 1.23% for Investor Class shares.

(7) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower. For Class C shares, ratio reflects the net expense ratio, as stated in June 20, 2008, prospectus for Class C shares. As of May 31, 2008, the net expense ratio was 1.70% for Class C shares.

12 Wells Fargo Advantage Income Funds                     Performance Highlights

WELLS FARGO ADVANTAGE HIGH INCOME FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage High Income Fund (the Fund) seeks total return, consisting of a high level of current income and capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION
December 28, 1995

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2008

HIGH INCOME FUND                                                1 Year
------------------------------------------------------          -------
Investor Class                                                  (1.35)%

Lehman Brothers U.S. Corporate High Yield Bond Index(1)         (1.26)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. The Fund has a redemption fee of 2.00% deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance. Net and gross expense ratios for Investor Class shares are 0.95% and 1.12%, respectively. The investment adviser has contractually committed, effective October 1, 2008, through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund. Prior to October 1, 2008, the adviser has committed to maintain the net annual operating expense ratio at 0.86%, excluding the expenses of any money market fund or other fund held by the Fund.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF MAY 31, 2008)

                                                    LEHMAN  BROTHERS U.S.
                    WELLS FARGO ADVANTAGE        CORPORATE HIGH YIELD BOND
              HIGH INCOME FUND - INVESTOR CLASS            INDEX
              ---------------------------------  -------------------------
 5/31/1998                10,000                           10,000
 6/30/1998                10,045                           10,036
 7/31/1998                10,150                           10,093
 8/31/1998                 9,488                            9,536
 9/30/1998                 9,511                            9,579
10/31/1998                 9,243                            9,383
11/30/1998                 9,795                            9,772
12/31/1998                 9,762                            9,783
 1/31/1999                 9,995                            9,928
 2/28/1999                 9,941                            9,870
 3/31/1999                10,115                            9,964
 4/30/1999                10,339                           10,157
 5/31/1999                10,178                           10,020
 6/30/1999                10,192                            9,998
 7/31/1999                10,201                           10,038
 8/31/1999                10,164                            9,927
 9/30/1999                10,100                            9,856
10/31/1999                10,146                            9,790
11/30/1999                10,315                            9,906
12/31/1999                10,524                           10,017
 1/31/2000                10,547                            9,974
 2/29/2000                10,680                            9,993
 3/31/2000                10,373                            9,783
 4/30/2000                10,424                            9,799
 5/31/2000                10,351                            9,698
 6/30/2000                10,599                            9,896
 7/31/2000                10,623                            9,971
 8/31/2000                10,745                           10,039
 9/30/2000                10,677                            9,952
10/31/2000                10,342                            9,633
11/30/2000                 9,458                            9,251
12/31/2000                 9,780                            9,430
 1/31/2001                10,793                           10,137
 2/28/2001                10,821                           10,272
 3/31/2001                10,430                           10,030
 4/30/2001                10,315                            9,905
 5/31/2001                10,359                           10,083
 6/30/2001                 9,906                            9,800
 7/31/2001                 9,964                            9,945
 8/31/2001                10,008                           10,062
 9/30/2001                 9,132                            9,386
10/31/2001                 9,303                            9,618
11/30/2001                 9,722                            9,969
12/31/2001                 9,710                            9,928
 1/31/2002                 9,841                            9,997
 2/28/2002                 9,628                            9,858
 3/31/2002                 9,734                           10,095
 4/30/2002                 9,726                           10,252
 5/31/2002                 9,533                           10,199
 6/30/2002                 8,864                            9,447
 7/31/2002                 8,477                            9,035
 8/31/2002                 8,543                            9,292
 9/30/2002                 8,466                            9,170
10/31/2002                 8,452                            9,090
11/30/2002                 8,979                            9,653
12/31/2002                 9,064                            9,788
 1/31/2003                 9,248                           10,114
 2/28/2003                 9,423                           10,239
 3/31/2003                 9,665                           10,533
 4/30/2003                10,102                           11,158
 5/31/2003                10,122                           11,274
 6/30/2003                10,424                           11,598
 7/31/2003                10,318                           11,470
 8/31/2003                10,424                           11,602
 9/30/2003                10,684                           11,919
10/31/2003                10,866                           12,160
11/30/2003                11,032                           12,344
12/31/2003                11,309                           12,624
 1/31/2004                11,478                           12,865
 2/29/2004                11,433                           12,833
 3/31/2004                11,520                           12,920
 4/30/2004                11,531                           12,832
 5/31/2004                11,369                           12,614
 6/30/2004                11,498                           12,795
 7/31/2004                11,676                           12,969
 8/31/2004                11,834                           13,224
 9/30/2004                11,990                           13,416
10/31/2004                12,198                           13,658
11/30/2004                12,326                           13,823
12/31/2004                12,465                           14,029
 1/31/2005                12,483                           14,011
 2/28/2005                12,640                           14,217
 3/31/2005                12,331                           13,803
 4/30/2005                12,210                           13,669
 5/31/2005                12,363                           13,911
 6/30/2005                12,528                           14,184
 7/31/2005                12,697                           14,432
 8/31/2005                12,753                           14,460
 9/30/2005                12,694                           14,316
10/31/2005                12,635                           14,216
11/30/2005                12,789                           14,290
12/31/2005                12,883                           14,413
 1/31/2006                13,069                           14,643
 2/28/2006                13,157                           14,740
 3/31/2006                13,218                           14,829
 4/30/2006                13,313                           14,920
 5/31/2006                13,273                           14,918
 6/30/2006                13,229                           14,866
 7/31/2006                13,345                           15,011
 8/31/2006                13,514                           15,255
 9/30/2006                13,664                           15,471
10/31/2006                13,800                           15,681
11/30/2006                13,970                           15,945
12/31/2006                14,109                           16,120
 1/31/2007                14,249                           16,300
 2/28/2007                14,417                           16,528
 3/31/2007                14,449                           16,545
 4/30/2007                14,640                           16,760
 5/31/2007                14,726                           16,886
 6/30/2007                14,435                           16,582
 7/31/2007                14,015                           15,995
 8/31/2007                14,272                           16,213
 9/30/2007                14,601                           16,638
10/31/2007                14,706                           16,737
11/30/2007                14,465                           16,374
12/31/2007                14,572                           16,422
 1/31/2008                14,332                           16,203
 2/29/2008                14,179                           15,982
 3/31/2008                14,164                           15,927
 4/30/2008                14,559                           16,613
 5/31/2008                14,527                           16,673

----------
(1) Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index. The Index consists of domestic and corporate bonds rate Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage High Income Fund Investor Class for the most recent ten years with the Lehman Brothers U.S. Corporate High Yield Bond Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

Performance Highlights                     Wells Fargo Advantage Income Funds 13

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

-     The Fund nearly kept pace with its benchmark during the 12-month period.

- Our conservative positioning of the Fund was the single most important contributor to performance, but increasing the Fund's overall credit quality made it more Treasury-sensitive and led to underperformance at the end of the period as Treasury prices declined.

- We continue to believe that the current risk and reward trade-off suggests that we should remain conservative.

ALTHOUGH WEAK OVERALL, THE HIGH-YIELD MARKET WAS A ROLLER COASTER DURING THE PERIOD.

Primary concerns included weakness in the U.S. housing market and a slowing U.S. economy. The housing weakness spilled over into the mortgage market and led to major write-downs in the financial sector. Factors supporting the market were continued low, although trending higher, default rates; decent corporate earnings, excluding financials; and numerous proactive steps taken by the Fed to ease tight credit. Market psychology shifted several times during the period from recessionary fears to "the worst is behind us."

The largest factor contributing to the Fund's performance was conservative positioning. High-yield spreads started the period at all-time tight levels of 238 basis points compared to U.S. Treasuries and ended the period at 621 basis points (100 basis points equals 1.00%). Spreads reached 831 basis points on March 17, 2008, and rallied after JPMorgan Chase purchased Bear Stearns. We continue to believe that the current risk and reward trade-off suggests that we should remain conservative. During the period, we were underweight BB-rated bonds, the most conservative of the high-yield sectors, and overweight B-rated bonds. These sectors led performance with B-rated bonds returning 0.37% and BB-rated bonds returning -0.15%. We were also conservatively positioned within the riskiest sectors (CCC-rated and lower) of the market, which significantly underperformed with a negative return of -5.99%. However, increasing the Fund's overall credit quality made it more Treasury-sensitive, which led to underperformance at the end of the period as Treasury prices declined. In addition, investments made with cash collateral received from securities lending activities, while generally used for earning additional income, declined in value during this period of distress in short-term markets, detracting from Fund performance.

14 Wells Fargo Advantage Income Funds                     Performance Highlights

CREDIT QUALITY (3)
(AS OF MAY 31, 2008)

Unrated                 1%
A                       2%
Cash                    6%
BBB                    10%
CCC                     6%
BB/Ba                  35%
B                      40%

WE HAVE BEEN GRADUALLY IMPROVING THE OVERALL CREDIT QUALITY OF THE PORTFOLIO.

The Fund is more conservatively positioned than at any time in its history. We ended the period with 12% of the portfolio in investment-grade bonds and 6% in cash. Most of the investment-grade bonds were rated BB at the time of purchase and were subsequently upgraded by the ratings agencies. We generally maintain cash balances at 3% or less, but our average cash balance during the period was higher than normal. We also have 35% of the portfolio in BB-rated holdings, similar to the Fund's benchmark weight. We were slightly underweight B-rated bonds at 40% versus 44% for the benchmark. The Fund's major underweight was in CCC-rated bonds, with only 6% compared to 20% for the benchmark.

The most significant changes that we made to the Fund's industry exposures were to increase positions in energy and health care because we believe that those industries will outperform in the current environment. We also made smaller additions to metals, media (noncable), and gaming. We reduced positions in chemicals, construction machinery, wireless telecommunications, automotive, finance, other industrials, and technology.

OUR EXPECTATION IS THAT ECONOMIC GROWTH WILL REMAIN WEAK AS THE CONSUMER FEELS THE PRESSURES OF THE EMPLOYMENT MARKET, THE NEGATIVE EFFECTS OF LOWER HOUSING PRICES, AND HIGHER PRICES FOR FOOD AND ENERGY.

We are watching inflation closely, but we currently believe that it is not as threatening as the weak economy. Default rates are expected to continue climbing because we believe that the high-yield market is still too leveraged for current conditions, given our expectations of lower corporate profits. Consequently, we expect to remain conservatively positioned for some time.

----------
(3) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Credit quality is subject to change.

Performance Highlights                     Wells Fargo Advantage Income Funds 15

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF MAY 31, 2008)

                                                                                 Expense Ratio
HIGH INCOME FUND                       6 Months*   1 Year   5 Year  10 Year    Gross (5)   Net (6)
-----------------------------------    ---------   ------   ------  -------    ---------   -------
Advisor Class (SHBAX)                    0.40      (1.40)    7.39     3.61        1.03%     0.90%

Institutional Class (SHYYX)              0.62      (1.06)    8.00     4.18        0.72%     0.50%

Investor Class (STHYX)                   0.43      (1.35)    7.49     3.80        1.12%     0.95%

Lehman Brothers U.S. Corporate High
Yield Bond Index (1)                     1.83      (1.26)    8.14     5.25

----------
* Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current month-end performance is available on the Funds' Web site -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Advisor Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. The Fund has a redemption fee of 2.00% deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4) Performance shown prior to the inception of the Advisor Class shares on February 29, 2000, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses. Performance shown prior to the inception of the Institutional Class shares on July 31, 2001, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(5) Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. For Advisor Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, as stated in June 20, 2008, prospectus for Class A shares. As of May 31, 2008, the gross expense ratio, including acquired fund fees and expenses, was 1.17% for Advisor Class shares. For Institutional Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008 to the April 1, 2008 prospectus. As of May 31, 2008, the gross expense ratio,, including acquired fund fees and expenses, was 0.77% for the Institutional Class shares. For Investor Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, as stated in the June 20, 2008 prospectus. As of May 31, 2008, the gross expense ratio, including acquired fund fees and expenses, was 1.34% for the Investor Class shares.

(6) The investment adviser has contractually committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, as shown for the Institutional Class shares, at 0.86% for the Investor Class shares and at 0.86% for the Advisor Class shares. For the Investor Class and Advisor Class shares, the adviser has contractually committed effective October 1, 2008 through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower. Effective October 1, 2007, the net operating expense ratio for the Institutional Class, excluding the expenses of any money market fund or other fund held by the Fund, increased from 0.43% to 0.50%.

16 Wells Fargo Advantage Income Funds                     Performance Highlights

WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Short-Term Bond Fund (the Fund) seeks current income consistent with capital preservation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION
August 31, 1987

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2008

SHORT-TERM BOND FUND                                     1 Year
-----------------------------------------------          ------
Investor Class                                            3.57%

Lehman Brothers U.S. 1-3 Year Government/Credit
   Bond Index (1)                                         6.99%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 0.85% and 1.06%, respectively. The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF MAY 31, 2008)

                    WELLS FARGO ADVANTAGE                WELLS FARGO ADVANTAGE          LEHMAN-BROTHERS U.S. 1-3 YEAR
                    SHORT - TERM BOND FUND -           SHORT - TERM BOND FUND -              GOVERNMENT/CREDIT
                           CLASS C                          INVESTOR CLASS                      BOND INDEX
                    ------------------------           ------------------------         -----------------------------
 5/31/1998                  10,000                             10,000                            10,000
 6/30/1998                  10,039                             10,045                            10,052
 7/31/1998                  10,090                             10,102                            10,098
 8/31/1998                  10,051                             10,068                            10,214
 9/30/1998                  10,082                             10,105                            10,352
10/31/1998                  10,031                             10,060                            10,397
11/30/1998                  10,109                             10,144                            10,395
12/31/1998                  10,158                             10,199                            10,435
 1/31/1999                  10,210                             10,257                            10,480
 2/28/1999                  10,201                             10,254                            10,435
 3/31/1999                  10,288                             10,347                            10,509
 4/30/1999                  10,348                             10,413                            10,545
 5/31/1999                  10,346                             10,417                            10,537
 6/30/1999                  10,352                             10,429                            10,568
 7/31/1999                  10,360                             10,443                            10,598
 8/31/1999                  10,351                             10,440                            10,626
 9/30/1999                  10,412                             10,510                            10,698
10/31/1999                  10,441                             10,544                            10,729
11/30/1999                  10,475                             10,587                            10,753
12/31/1999                  10,509                             10,632                            10,764
 1/31/2000                  10,521                             10,641                            10,764
 2/29/2000                  10,581                             10,707                            10,838
 3/31/2000                  10,611                             10,744                            10,900
 4/30/2000                  10,624                             10,763                            10,921
 5/31/2000                  10,630                             10,774                            10,960
 6/30/2000                  10,761                             10,912                            11,081
 7/31/2000                  10,811                             10,980                            11,156
 8/31/2000                  10,921                             11,086                            11,244
 9/30/2000                  10,981                             11,153                            11,336
10/31/2000                  11,003                             11,193                            11,388
11/30/2000                  11,093                             11,279                            11,493
12/31/2000                  11,205                             11,399                            11,632
 1/31/2001                  11,356                             11,572                            11,798
 2/28/2001                  11,447                             11,671                            11,881
 3/31/2001                  11,550                             11,784                            11,978
 4/30/2001                  11,580                             11,822                            12,016
 5/31/2001                  11,654                             11,905                            12,090
 6/30/2001                  11,681                             11,927                            12,136
 7/31/2001                  11,801                             12,068                            12,289
 8/31/2001                  11,817                             12,092                            12,372
 9/30/2001                  11,665                             11,942                            12,557
10/31/2001                  11,717                             11,990                            12,682
11/30/2001                  11,682                             11,973                            12,648
12/31/2001                  11,615                             11,912                            12,654
 1/31/2002                  11,488                             11,789                            12,691
 2/28/2002                  11,428                             11,734                            12,746
 3/31/2002                  11,373                             11,684                            12,663
 4/30/2002                  11,402                             11,719                            12,805
 5/31/2002                  11,460                             11,785                            12,873
 6/30/2002                  11,449                             11,780                            12,976
 7/31/2002                  11,373                             11,694                            13,104
 8/31/2002                  11,413                             11,756                            13,175
 9/30/2002                  11,501                             11,852                            13,289
10/31/2002                  11,447                             11,803                            13,307
11/30/2002                  11,458                             11,820                            13,307
12/31/2002                  11,613                             11,986                            13,450
 1/31/2003                  11,624                             12,003                            13,467
 2/28/2003                  11,723                             12,097                            13,541
 3/31/2003                  11,741                             12,136                            13,570
 4/30/2003                  11,799                             12,202                            13,622
 5/31/2003                  11,886                             12,298                            13,700
 6/30/2003                  11,914                             12,334                            13,730
 7/31/2003                  11,772                             12,193                            13,640
 8/31/2003                  11,777                             12,204                            13,646
 9/30/2003                  11,927                             12,365                            13,797
10/31/2003                  11,877                             12,322                            13,741
11/30/2003                  11,893                             12,344                            13,742
12/31/2003                  11,978                             12,438                            13,829
 1/31/2004                  12,034                             12,502                            13,867
 2/29/2004                  12,103                             12,579                            13,944
 3/31/2004                  12,173                             12,658                            13,994
 4/30/2004                  12,026                             12,511                            13,850
 5/31/2004                  11,996                             12,486                            13,831
 6/30/2004                  12,010                             12,506                            13,835
 7/31/2004                  12,039                             12,543                            13,893
 8/31/2004                  12,136                             12,650                            14,001
 9/30/2004                  12,151                             12,672                            13,994
10/31/2004                  12,167                             12,697                            14,043
11/30/2004                  12,131                             12,664                            13,975
12/31/2004                  12,163                             12,705                            14,008
 1/31/2005                  12,151                             12,699                            14,005
 2/28/2005                  12,142                             12,695                            13,979
 3/31/2005                  12,120                             12,679                            13,967
 4/30/2005                  12,156                             12,724                            14,048
 5/31/2005                  12,188                             12,765                            14,109
 6/30/2005                  12,220                             12,805                            14,140
 7/31/2005                  12,197                             12,788                            14,102
 8/31/2005                  12,266                             12,869                            14,193
 9/30/2005                  12,244                             12,852                            14,158
10/31/2005                  12,250                             12,866                            14,152
11/30/2005                  12,272                             12,895                            14,199
12/31/2005                  12,323                             12,956                            14,254
 1/31/2006                  12,332                             12,973                            14,281
 2/28/2006                  12,354                             13,002                            14,296
 3/31/2006                  12,365                             13,021                            14,313
 4/30/2006                  12,390                             13,054                            14,362
 5/31/2006                  12,417                             13,090                            14,382
 6/30/2006                  12,429                             13,109                            14,410
 7/31/2006                  12,515                             13,208                            14,521
 8/31/2006                  12,602                             13,307                            14,630
 9/30/2006                  12,660                             13,375                            14,708
10/31/2006                  12,704                             13,428                            14,770
11/30/2006                  12,777                             13,514                            14,851
12/31/2006                  12,778                             13,521                            14,858
 1/31/2007                  12,807                             13,560                            14,892
 2/28/2007                  12,894                             13,659                            15,013
 3/31/2007                  12,925                             13,699                            15,072
 4/30/2007                  12,970                             13,754                            15,127
 5/31/2007                  12,970                             13,746                            15,115
 6/30/2007                  13,000                             13,801                            15,179
 7/31/2007                  13,063                             13,875                            15,297
 8/31/2007                  13,033                             13,851                            15,423
 9/30/2007                  13,141                             13,973                            15,537
10/31/2007                  13,188                             14,032                            15,607
11/30/2007                  13,233                             14,088                            15,827
12/31/2007                  13,264                             14,129                            15,873
 1/31/2008                  13,435                             14,320                            16,149
 2/29/2008                  13,508                             14,405                            16,293
 3/31/2008                  13,392                             14,290                            16,306
 4/30/2008                  13,336                             14,238                            16,213
 5/31/2008                  13,312                             14,237                            16,172

----------
(1) The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is a subset of the Lehman Brothers U.S. Government/Credit Bond Index that only includes those securities with maturities between one and three years. The Lehman Brothers U.S. Government/Credit Bond Index includes treasuries (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Short-Term Bond Fund Class C and Investor Class shares for the most recent ten years with the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class C and Investor Class shares and reflects all operating expenses.

Performance Highlights                     Wells Fargo Advantage Income Funds 17

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark, the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index.

- Our usual emphasis on mortgage-backed and asset-backed securities was a major drag on performance.

- A dramatic widening in corporate bond yield spreads improved the relative valuation of the sector.

THE 12-MONTH PERIOD FEATURED A MAJOR TRANSITION IN THE U.S. ECONOMY.

Gross Domestic Product growth slumped from robust to near stagnation, inflation trended from moderate to worrisome and employment conditions slid from firm to weak. A number of factors contributed to the economic downshift. Among the most powerful influences were a dramatic rise in the cost of energy and the worsening of an already weak housing market.

As the growth rate slowed and the accompanying housing-related credit crisis escalated last summer, a long and powerful Treasury market rally began. From mid-June of last year to the middle of March 2008 the yield on the 10-year Treasury note declined a full two percentage points, from 5.30% to 3.30%. Short term rates dropped even further, with the yield on the 2-year Treasury falling from 5.10% at the June 2007 peak to 1.35% at the trough in March of this year. The Treasury rally was accompanied by a dramatic easing in monetary policy. Responding to both fundamental economic weakness and credit contraction, the Federal Reserve's Open Market Committee voted to cut its target rate for overnight lending seven times for a cumulative reduction of 3.25%.

During this period the yield differential between government and corporate borrowing costs rose dramatically. Investors exhibited a massive shift in their appetite for risk, which led to much cheaper valuations of corporate bonds relative to Treasury and government agency issues. The relative underperformance was not limited to corporate bonds. The mortgage-backed, asset-backed, and commercial mortgage-backed sectors also experienced substantial spread widening.

Because the Fund invests primarily in corporate, mortgage-backed and asset-backed securities, the rally in the Treasury market did not help the Fund's relative performance. At the same time, the spread widening experienced in non-Treasury sectors was a further drag on performance relative to the Treasury-heavy benchmark. While the Fund's holdings generated income in excess of the benchmark, the differential was insufficient to overcome relative price weakness. The Fund's investment in mortgage-backed securities (MBS) included some holdings with collateral considered to be subprime.

18 Wells Fargo Advantage Income Funds                     Performance Highlights

PORTFOLIO ALLOCATION (3)
(AS OF MAY 31, 2008)

Collateralized Mortgage Securities        12%
Foreign Corporate Bond                    12%
Municipal Bonds                           10%
Asset-Backed Securities                   11%
FHLMC                                      3%
FNMA                                       4%
GNMA                                       1%
Cash Management                           11%
Corporate Bonds                           36%

Mortgage-backed securities are generally considered subprime if a substantial portion of the underlying loans were made to borrowers with FICO scores below
650. The decline in the U.S. housing market over the last year has resulted in higher delinquency rates for all types of mortgages, but especially for subprime mortgages. While securitizations of subprime mortgages typically have been designed to withstand above average levels of delinquency and default, the recent experience has been higher than most investors expected. Consequently, concern has risen that some subprime MBS structures will not have enough excess collateral to absorb credit losses in all cases. Reflecting this fear, the market prices of subprime MBS have generally declined over the last year, in some cases substantially. Our analysis to date suggests that the current market pricing of these securities reflects an excessive degree of pessimism and so we have elected to retain the positions even though the exposure detracted from performance during the period.

WE ADJUSTED THE FUND'S ALLOCATION TO ACCOMMODATE CHANGES IN THE MARKET.

Over the course of the last 12 months we reduced the Fund's allocation to corporate bonds and mortgage- and asset-backed securities. We increased our defensive holdings by maintaining a cash cushion and modestly raising our exposure to the Treasury market. As the period drew to a close, we began to add to our corporate allocation in the belief that valuations had reached attractive levels. Overall portfolio duration was little changed during the period and we made only modest tactical shifts in yield curve emphasis.

GIVEN THE MAGNITUDE OF THE CHALLENGES FACING THE U.S. ECONOMY, A HIGH DEGREE OF UNCERTAINTY AND INVESTOR CAUTION IS, IN OUR VIEW, LIKELY TO PREVAIL.

In recent decades economic recessions have typically lasted about a year. We believe that if the United States entered recession around the beginning of 2008 and if the recession proves to be of average duration, we should see a recovery begin sometime in early 2009. Because financial markets historically have anticipated business cycle turning points by several months, the effects of a return to growth could become evident in interest rates and yield spreads before the end of 2008. Among the unknowns that we believe lie ahead are the effects of the recently implemented fiscal stimulus package, the impact of an easing monetary policy, the influence of a relatively weak U.S. dollar on international trade, and the consequences of an unprecedented spike in global commodity prices.

At the peak of the crisis in March 2008, financial markets were implicitly priced for a very weak economic environment. By the end of May 2008, the atmosphere of gloom had begun to abate. We believe it appears likely at this point that a return to more normal relative valuations will unfold as the year progresses, though periodic violent reversals would not be surprising.

----------
(3) Portfolio allocation is subject to change.

Performance Highlights                     Wells Fargo Advantage Income Funds 19

AVERAGE ANNUAL TOTAL RETURN4 (%) (AS OF MAY 31, 2008)

                                      Including Sales Charge                Excluding Sales Charge             Expense Ratio
SHORT-TERM BOND FUND          6 Months*   1 Year   5 Year  10 Year  6 Months*   1 Year   5 Year   10 Year   Gross (5)   Net (6)
---------------------------   ---------   ------   ------  -------  ---------   ------   ------   -------   ---------   -------
Class C (WFSHX)                  (0.41)    1.75     2.30    2.91       0.59      2.63     2.30     2.91       1.71%      1.55%

Advisor Class (SSTVX)                                                  1.08      3.50     2.93     3.44       0.96%      0.80%

Institutional Class (SSHIX)                                            1.25      3.97     3.42     3.99       0.61%      0.48%

Investor Class (SSTBX)                                                 1.06      3.57     2.97     3.60       1.06%      0.85%

Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index (1)         2.18      6.99     3.38     4.93

----------
* Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Advisor Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4) Performance shown prior to the inception of Class C shares on March 31, 2008 reflects the performance of the Advisor Class shares, adjusted to reflect Class C expenses and, where indicated, Class C sales charges. Performance shown prior to the inception of the Advisor Class shares on August 31, 1999, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses. Performance shown prior to the inception of the Institutional Class shares on August 31, 1999, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(5) For Class C shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, as stated in the June 20, 2008, prospectus. As of May 31, 2008, the gross expense ratio, including acquired fund fees and expenses, was 1.86% for Class C shares. Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. For Advisor Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, as stated in June 20, 2008, prospectus for Class A shares. As of May 31, 2008, the gross expense ratio, including acquired fund fees and expenses, was 1.11% for Advisor Class shares. For the Institutional Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008 to the April 1, 2008 prospectus. As of May 31, 2008, the gross expense ratio, including acquired fund fees and expenses, was 0.66% for Institutional Class shares. For Investor Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, as stated in the June 20, 2008 prospectus. As of May 31, 2008, the gross expense ratio, including acquired fund fees and expenses, was 1.28% for the Investor Class shares.

(6) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower. Effective October 1, 2007, the net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, for the Advisor Class and Investor Class decreased from 0.85% to 0.80% and from 0.90% to 0.85%, respectively.

20 Wells Fargo Advantage Income Funds                     Performance Highlights

WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Short-Term High Yield Bond Fund (the Fund) seeks total return, consisting of a high level of current income and capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION
June 30, 1997

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2008

SHORT-TERM HIGH YIELD BOND FUND                      1 Year
----------------------------------------------       ------
Investor Class                                        2.98%

Short-Term High Yield Bond Index III (1)              1.14%

Merrill Lynch High Yield U.S. Corporates, Cash
Pay, BB Rated, 1-5 Year Index (2)                     0.45%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. The Fund has a redemption fee of 2.00% deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance. Net and gross expense ratios for Investor Class shares are 0.86% and 1.18%, respectively. The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund.

GROWTH OF $10,000 INVESTMENTS (3)
(AS OF MAY 31, 2008)

                   WELLS FARGO ADVANTAGE         WELLS FARGO ADVANTAGE                                   MERRILL LYNCH HIGH YIELD
                SHORT-TERM HIGH YIELD BOND    SHORT-TERM HIGH YIELD BOND   SHORT-TERM HIGH YIELD BOND   U.S. CORPORATES, CASH PAY,
                       FUND-CLASS C             FUND - INVESTOR CLASS               INDEX III            BB RATED, 1-5 YEAR INDEX
                --------------------------    --------------------------   --------------------------  ---------------------------
 5/31/1998                10,000                         10,000                       10,000                      10,000
 6/30/1998                10,059                         10,065                       10,048                      10,052
 7/31/1998                10,164                         10,176                       10,107                      10,109
 8/31/1998                 9,985                         10,003                        9,936                      10,014
 9/30/1998                10,096                         10,120                        9,965                      10,104
10/31/1998                10,007                         10,037                        9,847                       9,991
11/30/1998                10,253                         10,290                       10,065                      10,130
12/31/1998                10,336                         10,380                       10,145                      10,226
 1/31/1999                10,430                         10,481                       10,151                      10,190
 2/28/1999                10,481                         10,538                       10,158                      10,186
 3/31/1999                10,553                         10,617                       10,280                      10,299
 4/30/1999                10,677                         10,748                       10,394                      10,397
 5/31/1999                10,646                         10,723                       10,388                      10,375
 6/30/1999                10,647                         10,731                       10,426                      10,401
 7/31/1999                10,691                         10,782                       10,470                      10,424
 8/31/1999                10,687                         10,784                       10,452                      10,413
 9/30/1999                10,755                         10,860                       10,495                      10,442
10/31/1999                10,780                         10,892                       10,465                      10,414
11/30/1999                10,874                         10,993                       10,516                      10,427
12/31/1999                10,807                         10,932                       10,591                      10,490
 1/31/2000                10,828                         10,960                       10,611                      10,482
 2/29/2000                10,875                         11,014                       10,616                      10,475
 3/31/2000                10,837                         10,982                       10,510                      10,425
 4/30/2000                10,855                         11,007                       10,458                      10,322
 5/31/2000                10,858                         11,017                       10,391                      10,213
 6/30/2000                11,005                         11,173                       10,590                      10,443
 7/31/2000                11,083                         11,259                       10,672                      10,522
 8/31/2000                11,177                         11,361                       10,735                      10,572
 9/30/2000                11,209                         11,400                       10,793                      10,661
10/31/2000                11,227                         11,426                       10,478                      10,365
11/30/2000                11,098                         11,301                       10,405                      10,409
12/31/2000                11,269                         11,482                       10,525                      10,547
 1/31/2001                11,614                         11,841                       11,070                      10,992
 2/28/2001                11,719                         11,954                       11,215                      11,154
 3/31/2001                11,673                         11,915                       11,323                      11,315
 4/30/2001                11,662                         11,911                       11,362                      11,422
 5/31/2001                11,722                         11,980                       11,595                      11,650
 6/30/2001                11,441                         11,700                       11,590                      11,669
 7/31/2001                11,513                         11,781                       11,714                      11,832
 8/31/2001                11,552                         11,827                       11,853                      12,034
 9/30/2001                11,033                         11,303                       11,412                      11,667
10/31/2001                10,964                         11,239                       11,505                      11,891
11/30/2001                11,073                         11,358                       11,747                      12,151
12/31/2001                11,141                         11,434                       11,771                      12,168
 1/31/2002                11,249                         11,551                       11,830                      12,104
 2/28/2002                11,168                         11,474                       11,883                      12,158
 3/31/2002                11,178                         11,491                       12,071                      12,327
 4/30/2002                11,035                         11,350                       12,244                      12,529
 5/31/2002                10,999                         11,319                       12,276                      12,580
 6/30/2002                10,770                         11,090                       11,362                      11,440
 7/31/2002                10,696                         11,021                       10,928                      11,097
 8/31/2002                10,731                         11,063                       11,202                      11,275
 9/30/2002                10,798                         11,138                       11,130                      11,259
10/31/2002                10,844                         11,192                       11,123                      11,239
11/30/2002                10,962                         11,320                       11,604                      11,612
12/31/2002                11,052                         11,419                       11,729                      11,740
 1/31/2003                11,170                         11,547                       11,938                      11,913
 2/28/2003                11,230                         11,614                       12,068                      12,030
 3/31/2003                11,357                         11,752                       12,242                      12,145
 4/30/2003                11,536                         11,944                       12,644                      12,485
 5/31/2003                11,595                         12,010                       12,740                      12,592
 6/30/2003                11,678                         12,102                       12,979                      12,783
 7/31/2003                11,620                         12,047                       12,896                      12,679
 8/31/2003                11,691                         12,126                       13,032                      12,792
 9/30/2003                11,827                         12,273                       13,264                      13,031
10/31/2003                11,900                         12,354                       13,460                      13,211
11/30/2003                11,958                         12,420                       13,590                      13,337
12/31/2003                12,035                         12,506                       13,788                      13,500
 1/31/2004                12,069                         12,548                       13,919                      13,616
 2/29/2004                12,123                         12,611                       13,994                      13,699
 3/31/2004                12,208                         12,705                       14,127                      13,839
 4/30/2004                12,180                         12,682                       14,062                      13,722
 5/31/2004                12,101                         12,607                       13,958                      13,620
 6/30/2004                12,170                         12,685                       14,095                      13,719
 7/31/2004                12,236                         12,761                       14,255                      13,870
 8/31/2004                12,314                         12,849                       14,443                      14,049
 9/30/2004                12,361                         12,906                       14,551                      14,154
10/31/2004                12,427                         12,982                       14,700                      14,271
11/30/2004                12,422                         12,983                       14,732                      14,280
12/31/2004                12,493                         13,064                       14,847                      14,375
 1/31/2005                12,475                         13,051                       14,847                      14,380
 2/28/2005                12,525                         13,109                       14,927                      14,447
 3/31/2005                12,421                         13,006                       14,717                      14,245
 4/30/2005                12,388                         12,979                       14,726                      14,282
 5/31/2005                12,462                         13,064                       14,893                      14,437
 6/30/2005                12,535                         13,148                       15,047                      14,588
 7/31/2005                12,594                         13,218                       15,184                      14,713
 8/31/2005                12,655                         13,290                       15,231                      14,753
 9/30/2005                12,654                         13,297                       15,183                      14,695
10/31/2005                12,670                         13,321                       15,164                      14,672
11/30/2005                12,731                         13,392                       15,187                      14,650
12/31/2005                12,777                         13,449                       15,274                      14,721
 1/31/2006                12,856                         13,540                       15,534                      15,024
 2/28/2006                12,902                         13,595                       15,533                      15,001
 3/31/2006                12,938                         13,642                       15,689                      15,159
 4/30/2006                12,959                         13,672                       15,757                      15,207
 5/31/2006                12,982                         13,705                       15,817                      15,251
 6/30/2006                12,989                         13,719                       15,851                      15,295
 7/31/2006                13,704                         13,818                       16,029                      15,483
 8/31/2006                13,176                         13,934                       16,291                      15,762
 9/30/2006                13,232                         14,000                       16,434                      15,883
10/31/2006                13,320                         14,102                       16,596                      16,037
11/30/2006                13,389                         14,184                       16,822                      16,233
12/31/2006                13,446                         14,253                       16,938                      16,321
 1/31/2007                13,504                         14,323                       17,026                      16,385
 2/28/2007                13,574                         14,404                       17,172                      16,519
 3/31/2007                13,616                         14,458                       17,238                      16,590
 4/30/2007                13,689                         14,543                       17,384                      16,716
 5/31/2007                13,728                         14,593                       17,459                      16,769
 6/30/2007                13,705                         14,577                       17,341                      16,655
 7/31/2007                13,539                         14,410                       17,053                      16,410
 8/31/2007                13,520                         14,397                       17,120                      16,471
 9/30/2007                13,725                         14,625                       17,518                      16,866
10/31/2007                13,800                         14,713                       17,529                      16,830
11/30/2007                13,727                         14,643                       17,310                      16,644
12/31/2007                13,785                         14,714                       17,338                      16,668
 1/31/2008                13,711                         14,643                       17,467                      16,832
 2/29/2008                13,696                         14,636                       17,249                      16,601
 3/31/2008                13,769                         14,722                       17,065                      16,421
 4/30/2008                14,007                         14,985                       17,588                      16,820
 5/31/2008                14,037                         15,027                       17,658                      16,844

----------
(1) The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and the 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of BB rated US dollar-denominated corporate bonds publicly issued in the US domestic market with maturities of one to five years. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of B rated US dollar-denominated corporate bonds publicly issued in the US domestic market with maturities of one to five years. You cannot invest directly in an Index.

Performance Highlights                     Wells Fargo Advantage Income Funds 21

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

-     The Fund outperformed its benchmark, the Short-Term High Yield Bond Index
      III.

- Conservative positioning helped Fund performance while exposure to floating-rate securities, primarily bank loans, detracted from performance.

- We believe that the weak economy poses a greater challenge to investors than inflation.

THE FUND IS DESIGNED TO MINIMIZE VOLATILITY, THEREFORE ITS CONSERVATIVE POSITIONING WAS HELPFUL DURING THE LAST 12 MONTHS OF WEAK MARKET CONDITIONS.

The primary contributor to the Fund's outperformance was its conservative positioning relative to the Fund's benchmark, the Short-Term High Yield Index
III. The benchmark tends to have a higher level of risk than we have in the Fund. Consequently, the Fund may outperform the index during weak market environments as we have experienced during the past 12 months. We also invested approximately one-quarter of the Fund's portfolio in floating-rate securities, primarily bank loans, which detracted from our performance.

WE DID NOT MAKE ANY MAJOR CHANGES TO THE FUND'S PORTFOLIO STRATEGY DURING THE PERIOD.

Our investments continued to largely fit into three principal categories. The first category is short-maturity bonds that we expect to be repaid on the maturity date. This category made up approximately two-thirds of the portfolio as of period-end. The second category is high-coupon bonds that we believe are likely to be refinanced in a similar way to how a homeowner might refinance a higher-rate mortgage. This second category has become a small part of the portfolio as the strong high-yield market of the past few years has allowed most of the high-coupon bonds to be refinanced. The third category consists of floating-rate term loans and notes. We ended the period with 25% in term loans and 1% in notes. The term loans are considered attractive to us because they are secured by the assets of the issuing company, and we believe that they will outperform in a weaker market.

----------
(2) The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an Index.

(3) The chart compares the performance of the Wells Fargo Advantage Short-Term High Yield Bond Fund Class C and Investor Class shares for the life of the Fund with the Short-Term High Yield Bond Index III and the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index. The chart assumes a hypothetical investment of $10,000 in Class C and Investor Class shares and reflects all operating expenses.

22 Wells Fargo Advantage Income Funds                     Performance Highlights

CREDIT QUALITY (4)
(AS OF MAY 31, 2008)

Cash                  13%
B                     27%
BBB                    5%
BB/Ba                 55%

OUR EXPECTATION IS THAT ECONOMIC GROWTH WILL REMAIN WEAK AS THE CONSUMER FEELS THE PRESSURES OF THE EMPLOYMENT MARKET, THE NEGATIVE EFFECTS OF LOWER HOUSING PRICES, AND HIGHER FOOD AND ENERGY COSTS.

We are watching inflation closely, but we currently believe that inflation is not as threatening as the weak economy. Default rates are expected to continue climbing as the high-yield market is still too leveraged for current conditions given our expectations of lower corporate profits. Given our outlook, we expect the Fund to continue to have the opportunity to perform well relative to the broader high-yield market.

----------
(4) The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Credit quality is subject to change.

Performance Highlights                     Wells Fargo Advantage Income Funds 23

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF MAY 31, 2008)

                                               Including Sales Charge             Excluding Sales Charge          Expense Ratio
SHORT-TERM HIGH YIELD BOND FUND         6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross (6)  Net (7)
--------------------------------------  ---------  ------  ------  -------  ---------  ------  ------  -------  ---------  -------
Class C (WFHYX)                           1.26      1.26    3.90    3.45      2.26      2.26    3.90     3.45      1.83%    1.56%

Advisor Class (SSTHX)                                                         2.62      2.98    4.52     3.99      1.08%    0.81%

Investor Class (STHBX)                                                        2.62      2.98    4.58     4.16      1.18%    0.86%

Short-Term High Yield Bond Index III (1)                                      2.02      1.14    6.74     5.85

Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5
Year Index (2)                                                                1.20      0.45    5.99     5.35

----------
* Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charges would be lower if sales charges were reflected. Advisor Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. The Fund has a redemption fee of 2.00% deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) Performance shown prior to the inception of Class C shares on March 31, 2008 reflects the performance of the Advisor Class shares, adjusted to reflect Class C expenses and, where indicated, Class C sales charges. Performance shown prior to the inception of the Advisor Class shares on February 29, 2000, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses.

(6) For Class C shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, as stated in the June 20, 2008, prospectus. As of May 31, 2008, the gross expense ratio, including acquired fund fees and expenses, was 1.98% for Class C shares. Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. For Advisor Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, as stated in June 20, 2008, prospectus for Class A shares. As of May 31, 2008, the gross expense ratio, including acquired fund fees and expenses, was 1.23% for Advisor Class shares. For Investor Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, as stated in the June 20, 2008 prospectus. As of May 31, 2008, the gross expense ratio, including acquired fund fees and expenses, was 1.40% for the Investor Class shares.

(7) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower. Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of the Class A. For Advisor Class shares, ratio reflects the net expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, as stated in June 20, 2008, prospectus for Class A shares. As of May 31, 2008, the net expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, was 0.86% for Advisor Class shares.

24 Wells Fargo Advantage Income Funds                     Performance Highlights

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Ultra Short-Term Income Fund (the Fund) seeks current income consistent with capital preservation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA

FUND INCEPTION
November 25, 1988

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2008

ULTRA SHORT-TERM INCOME FUND                              1 Year
-------------------------------------------------         ------
Investor Class                                             0.64%

Lehman Brothers Short-Term U.S. Government/Credit
   Bond Index (1)                                          5.05%

Lehman Brothers 9-12 Month U.S. Short Treasury
Index (2)                                                  5.79%

Lehman Brothers 1-3 Year U.S. Government/Credit
   Bond Index (3)                                          6.99%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 0.75% and 1.03%, respectively. The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund.

GROWTH OF $10,000 INVESTMENTS (4)
(AS OF MAY 31, 2008)

                                                                   LEHMANN BROTHERS 1-3
                  WELLS FARGO ADVANTAGE    LEHMAN BROTHERS 9-12           YEAR U.S.
                ULTRA SHORT - TERM INCOME    MONTH U.S. SHORT     GOVERNMENT/CREDIT BOND
                  FUND - INVESTOR CLASS       TREASURY INDEX               INDEX
                -------------------------  --------------------   ----------------------
 5/31/1998                10,000                  10,000                  10,000
 6/30/1998                10,050                  10,048                  10,052
 7/31/1998                10,103                  10,096                  10,098
 8/31/1998                10,089                  10,170                  10,214
 9/30/1998                10,146                  10,253                  10,352
10/31/1998                10,128                  10,306                  10,397
11/30/1998                10,178                  10,320                  10,395
12/31/1998                10,212                  10,361                  10,435
 1/31/1999                10,257                  10,402                  10,480
 2/28/1999                10,301                  10,415                  10,435
 3/31/1999                10,362                  10,476                  10,509
 4/30/1999                10,425                  10,513                  10,545
 5/31/1999                10,462                  10,544                  10,537
 6/30/1999                10,482                  10,584                  10,568
 7/31/1999                10,520                  10,630                  10,598
 8/31/1999                10,536                  10,665                  10,626
 9/30/1999                10,602                  10,723                  10,698
10/31/1999                10,622                  10,760                  10,729
11/30/1999                10,685                  10,788                  10,753
12/31/1999                10,750                  10,818                  10,764
 1/31/2000                10,791                  10,855                  10,764
 2/29/2000                10,841                  10,911                  10,838
 3/31/2000                10,894                  10,964                  10,900
 4/30/2000                10,934                  11,018                  10,921
 5/31/2000                10,993                  11,067                  10,960
 6/30/2000                11,082                  11,151                  11,081
 7/31/2000                11,149                  11,212                  11,156
 8/31/2000                11,221                  11,248                  11,244
 9/30/2000                11,310                  11,314                  11,336
10/31/2000                11,337                  11,366                  11,388
11/30/2000                11,409                  11,441                  11,493
12/31/2000                11,478                  11,549                  11,632
 1/31/2001                11,564                  11,676                  11,798
 2/28/2001                11,647                  11,726                  11,881
 3/31/2001                11,717                  11,807                  11,978
 4/30/2001                11,774                  11,861                  12,016
 5/31/2001                11,854                  11,929                  12,090
 6/30/2001                11,899                  11,964                  12,136
 7/31/2001                11,986                  12,040                  12,289
 8/31/2001                12,044                  12,073                  12,372
 9/30/2001                11,895                  12,184                  12,557
10/31/2001                11,956                  12,257                  12,682
11/30/2001                11,995                  12,278                  12,648
12/31/2001                11,968                  12,307                  12,654
 1/31/2002                11,902                  12,320                  12,691
 2/28/2002                11,884                  12,348                  12,746
 3/31/2002                11,881                  12,329                  12,663
 4/30/2002                11,925                  12,404                  12,805
 5/31/2002                11,971                  12,429                  12,873
 6/30/2002                11,948                  12,490                  12,976
 7/31/2002                11,927                  12,534                  13,104
 8/31/2002                11,948                  12,548                  13,175
 9/30/2002                11,979                  12,598                  13,289
10/31/2002                11,996                  12,622                  13,307
11/30/2002                12,013                  12,627                  13,307
12/31/2002                12,067                  12,672                  13,450
 1/31/2003                12,097                  12,683                  13,467
 2/28/2003                12,159                  12,699                  13,541
 3/31/2003                12,169                  12,721                  13,570
 4/30/2003                12,218                  12,734                  13,622
 5/31/2003                12,255                  12,748                  13,700
 6/30/2003                12,274                  12,772                  13,730
 7/31/2003                12,268                  12,767                  13,640
 8/31/2003                12,275                  12,780                  13,646
 9/30/2003                12,321                  12,817                  13,797
10/31/2003                12,328                  12,813                  13,741
11/30/2003                12,346                  12,814                  13,742
12/31/2003                12,340                  12,853                  13,829
 1/31/2004                12,375                  12,870                  13,867
 2/29/2004                12,418                  12,893                  13,944
 3/31/2004                12,461                  12,908                  13,994
 4/30/2004                12,439                  12,884                  13,850
 5/31/2004                12,439                  12,883                  13,831
 6/30/2004                12,441                  12,883                  13,835
 7/31/2004                12,473                  12,909                  13,893
 8/31/2004                12,502                  12,944                  14,001
 9/30/2004                12,534                  12,943                  13,994
10/31/2004                12,539                  12,964                  14,043
11/30/2004                12,546                  12,954                  13,975
12/31/2004                12,583                  12,974                  14,008
 1/31/2005                12,616                  12,988                  14,005
 2/28/2005                12,637                  12,993                  13,979
 3/31/2005                12,647                  13,016                  13,967
 4/30/2005                12,687                  13,059                  14,048
 5/31/2005                12,771                  13,100                  14,109
 6/30/2005                12,812                  13,122                  14,140
 7/31/2005                12,856                  13,127                  14,102
 8/31/2005                12,877                  13,180                  14,193
 9/30/2005                12,908                  13,188                  14,158
10/31/2005                12,940                  13,210                  14,152
11/30/2005                12,973                  13,251                  14,199
12/31/2005                13,022                  13,302                  14,254
 1/31/2006                13,058                  13,335                  14,281
 2/28/2006                13,093                  13,367                  14,296
 3/31/2006                13,133                  13,407                  14,313
 4/30/2006                13,185                  13,451                  14,362
 5/31/2006                13,242                  13,490                  14,382
 6/30/2006                13,291                  13,527                  14,410
 7/31/2006                13,348                  13,602                  14,521
 8/31/2006                13,421                  13,669                  14,630
 9/30/2006                13,449                  13,731                  14,708
10/31/2006                13,522                  13,785                  14,770
11/30/2006                13,581                  13,842                  14,851
12/31/2006                13,641                  13,884                  14,858
 1/31/2007                13,685                  13,937                  14,892
 2/28/2007                13,756                  14,003                  15,013
 3/31/2007                13,801                  14,058                  15,072
 4/30/2007                13,862                  14,109                  15,127
 5/31/2007                13,907                  14,163                  15,115
 6/30/2007                13,967                  14,226                  15,179
 7/31/2007                13,999                  14,300                  15,297
 8/31/2007                13,875                  14,399                  15,423
 9/30/2007                14,014                  14,488                  15,537
10/31/2007                14,077                  14,534                  15,607
11/30/2007                14,043                  14,670                  15,827
12/31/2007                14,073                  14,699                  15,873
 1/31/2008                14,117                  14,879                  16,149
 2/29/2008                14,138                  14,955                  16,293
 3/31/2008                13,952                  15,005                  16,306
 4/30/2008                13,950                  14,986                  16,213
 5/31/2008                13,996                  14,982                  16,172

----------
(1) The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This index has an inception date of August 1, 2004.You cannot invest directly in an Index.

(2) The Lehman Brothers 9-12 Month U.S. Short Treasury Index includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. You cannot invest directly in an Index.

Performance Highlights                     Wells Fargo Advantage Income Funds 25

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark, the Lehman Brothers Short-Term U.S. Government/Credit Bond Index.

- Our usual emphasis on mortgage-backed and asset-backed securities was a major drag on performance.

- A dramatic widening in corporate bond yield spreads improved the relative valuation of the sector.

THE 12-MONTH PERIOD FEATURED A MAJOR TRANSITION IN THE U.S. ECONOMY.

Gross Domestic Product growth slumped from robust to near stagnation, inflation trended from moderate to worrisome, and employment conditions slid from firm to weak. Among the most powerful influences contributing to the economic downshift were a dramatic rise in the cost of energy and the worsening of an already weak housing market.

As the growth rate slowed and the accompanying housing-related credit crisis escalated last summer, a long and powerful Treasury market rally began. From mid-June of last year to the middle of March 2008 the yield on the 10-year Treasury note declined a full two percentage points, from 5.30% to 3.30%. Short term rates dropped even further, with the yield on the 2-year Treasury falling from 5.10% at the June 2007 peak, to 1.35% at the trough in March of this year. The Treasury rally was accompanied by a dramatic easing in monetary policy. Responding to both fundamental economic weakness and credit contraction, the Federal Reserve's Open Market Committee voted to cut its target rate for overnight lending seven times for a cumulative reduction of 3.25%.

During this period the yield differential between government and corporate borrowing costs rose dramatically. Investors exhibited a massive shift in their appetite for risk, which led to much cheaper valuations of corporate bonds relative to Treasury and government agency issues. The relative underperformance was not limited to corporate bonds. The mortgage-backed, asset-backed, and commercial mortgage-backed sectors also experienced substantial spread widening.

The Fund's investment in mortgage-backed securities (MBS) included some holdings with collateral considered to be subprime. Mortgage-backed securities are generally considered subprime if a substantial portion of the underlying loans were made to borrowers with FICO scores below 650. The decline in the U.S.

----------
(3) The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Government/Credit Index which includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an Index.

(4) The chart compares the performance of the Wells Fargo Advantage Ultra Short-Term Income Fund Investor Class shares for the most recent ten years with the Lehman Brothers 9-12 Month U.S. Short Treasury Index and the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

26 Wells Fargo Advantage Income Funds                     Performance Highlights

PORTFOLIO ALLOCATION (5)
(AS OF MAY 31, 2008)

Cash Management                            9%
GNMA                                       1%
Municipal Bonds                            3%
FHLMC                                      1%
Corporate Bonds                           40%
FNMA                                       2%
Asset-Backed Securities                   18%
Foreign Corporate Bonds                    8%
Collateralized Mortgage Securities        18%

housing market over the last year has resulted in higher delinquency rates for all types of mortgages, but especially for subprime mortgages. While securitizations of subprime mortgages typically have been designed to withstand above average levels of delinquency and default, the recent experience has been higher than most investors expected. Consequently, concern has risen that some subprime MBS structures will not have enough excess collateral to absorb credit losses in all cases. Reflecting this fear, the market prices of subprime MBS have generally declined over the last year, in some cases substantially. Our analysis to date suggests that the current market pricing of these securities reflects an excessive degree of pessimism and so we have elected to retain the positions even though the exposure detracted from performance during the period.

Because the Fund invests primarily in corporate, mortgage-backed and asset-backed securities, the rally in the Treasury market did not help the Fund's relative performance. At the same time, the spread widening experienced in non-Treasury sectors was a further drag on performance relative to the Treasury-heavy benchmark.

WE ADJUSTED THE FUND'S ALLOCATION TO ACCOMMODATE CHANGES IN THE MARKET.

Over the course of the last twelve months the Fund's allocation to mortgage- and asset-backed securities was reduced while the allocation to corporate bonds was increased. We also added to the Fund's cash cushion as a defensive measure and modestly raised exposure to the Treasury market. Overall portfolio duration was little changed during the period and we made only modest tactical shifts in yield curve emphasis.

GIVEN THE MAGNITUDE OF THE CHALLENGES FACING THE U.S. ECONOMY, A HIGH DEGREE OF UNCERTAINTY AND INVESTOR CAUTION IS, IN OUR VIEW, LIKELY TO PREVAIL.

In recent decades economic recessions have typically lasted about a year. We believe that if the United States entered recession around the beginning of 2008, and if the recession proves to be of average duration, we should see a recovery begin sometime in early 2009. Because financial markets historically have anticipated business cycle turning points by several months the effects of a return to growth could become evident in interest rates and yield spreads before the end of 2008. Among the unknowns that we believe lie ahead are the effects of the recently implemented fiscal stimulus package, the impact of an easing monetary policy, the influence of a relatively weak U.S. dollar on international trade, and the consequences of an unprecedented spike in global commodity prices.

At the peak of the crisis in March 2008, financial markets were implicitly priced for a very weak economic environment. By the end of May 2008, the atmosphere of gloom had begun to abate. We believe that it appears likely at this point that a return to more normal relative valuations will unfold as the year progresses, though periodic violent reversals would not be surprising.

----------
(5) Portfolio allocation is subject to change.

Performance Highlights                     Wells Fargo Advantage Income Funds 27

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MAY 31, 2008)

                                                                                                        Expense Ratio
ULTRA SHORT-TERM INCOME FUND                                      6 Months*  1 Year  5 Year  10 Year  Gross (7)  Net (8)
----------------------------------------------------------------  ---------  ------  ------  -------  ---------  -------
Administrator Class (WUSDX)                                         (0.24)    0.84    2.87     3.57     0.85%     0.55%
Advisor Class (SADAX)                                               (0.31)    0.68    2.62     3.20     0.93%     0.70%
Institutional Class (SADIX)                                         (0.13)    1.07    3.19     3.83     0.58%     0.35%
Investor Class (STADX)                                              (0.33)    0.64    2.69     3.42     1.03%     0.75%
Lehman Brothers Short-Term U.S. Government/Credit Bond Index (1)     1.97     5.05     NA       NA
Lehman Brothers 9-12 Month U.S. Short Treasury Index (2)             2.13     5.79    3.28     4.13
Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index (3)       2.18     6.99    3.38     4.93

----------
* Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Administrator Class, Advisor Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(6) Performance shown prior to the inception of the Advisor Class shares on August 31, 1999, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses. Performance shown prior to the inception of the Institutional Class shares on August 31, 1999, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class. Performance shown prior to the inception of the Administrator Class shares on April 11, 2005, reflects the performance of the Institutional Class shares, adjusted to reflect Administrator Class expenses.

(7) For the Administrator Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008 to the October 1, 2007, prospectus. As of May 31, 2008, the gross expense ratio, including acquired fund fees and expenses, was 0.89% for Administrator Class shares. Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. For Advisor Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, as stated in June 20, 2008, prospectus for Class A shares. As of May 31, 2008, the gross expense ratio, including acquired fund fees and expenses, was 1.07% for Advisor Class shares. For the Institutional Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, effective as of June 2, 2008, as stated in the supplement dated May 30, 2008 to the April 1, 2008 prospectus. As of May 31, 2008, the gross expense ratio, including acquired fund fees and expenses, was 0.62% for Institutional Class shares. For Investor Class shares, ratio reflects the gross expense ratio, including acquired fund fees and expenses, as stated in the June 20, 2008 prospectus. As of May 31, 2008, the gross expense ratio, including acquired fund fees and expenses, was 1.24% for the Investor Class shares.

(8) The investment adviser has contractually committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, as shown. Without these reductions, the Fund's returns would have been lower. Effective October 1, 2007, the net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, for the Administrator Class, Advisor Class and Investor Class decreased from 0.60% to 0.55%, from 0.80% to 0.70%, and from 0.84% to 0.75%, respectively.

28 Wells Fargo Advantage Income Funds                  Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from December 1, 2007 to May 31, 2008.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      Beginning        Ending        Expenses
                                                    Account Value   Account Value   Paid During    Net Annual
WELLS FARGO ADVANTAGE CORPORATE BOND FUND            12-01-2007      05-31-2008       Period (1)  Expense Ratio
------------------------------------------------    -------------   -------------   -----------   -------------
ADVISOR CLASS
   Actual                                           $   1,000.00    $    1,022.50    $    4.80        0.95%
   Hypothetical (5% return before expenses)         $   1,000.00    $    1,020.25    $    4.80        0.95%
INSTITUTIONAL CLASS
   Actual                                           $   1,000.00    $    1,024.30    $    3.09        0.61%
   Hypothetical (5% return before expenses)         $   1,000.00    $    1,021.95    $    3.08        0.61%
INVESTOR CLASS
   Actual                                           $   1,000.00    $    1,023.40    $    4.96        0.98%
   Hypothetical (5% return before expenses)         $   1,000.00    $    1,020.10    $    4.95        0.98%

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND
CLASS C
   Actual                                           $   1,000.00    $    1,009.70    $    8.54        1.70%
   Hypothetical (5% return before expenses)         $   1,000.00    $    1,016.50    $    8.57        1.70%
ADMINISTRATOR CLASS
   Actual                                           $   1,000.00    $    1,014.70    $    3.53        0.70%
   Hypothetical (5% return before expenses)         $   1,000.00    $    1,021.50    $    3.54        0.70%
ADVISOR CLASS
   Actual                                           $   1,000.00    $    1,013.70    $    4.53        0.90%
   Hypothetical (5% return before expenses)         $   1,000.00    $    1,020.50    $    4.55        0.90%

Fund Expenses (Unaudited)                  Wells Fargo Advantage Income Funds 29

                                                                 Beginning        Ending        Expenses
                                                               Account Value   Account Value   Paid During    Net Annual
WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (CONTINUED)    12-01-2007       05-31-2008      Period (1)   Expense Ratio
------------------------------------------------------------   -------------   -------------   -----------   -------------
INSTITUTIONAL CLASS
   Actual                                                      $    1,000.00   $    1,015.80   $    2.42         0.48%
   Hypothetical (5% return before expenses)                    $    1,000.00   $    1,022.60   $    2.43         0.48%
INVESTOR CLASS
   Actual                                                      $    1,000.00   $    1,013.50   $    4.78         0.95%
   Hypothetical (5% return before expenses)                    $    1,000.00   $    1,020.25   $    4.80         0.95%

WELLS FARGO ADVANTAGE HIGH INCOME FUND
ADVISOR CLASS
   Actual                                                      $    1,000.00   $    1,004.00   $    4.31         0.86%
   Hypothetical (5% return before expenses)                    $    1,000.00   $    1,020.70   $    4.34         0.86%
INSTITUTIONAL CLASS
   Actual                                                      $    1,000.00   $    1,006.20   $    2.51         0.50%
   Hypothetical (5% return before expenses)                    $    1,000.00   $    1,022.50   $    2.53         0.50%
INVESTOR CLASS
   Actual                                                      $    1,000.00   $    1,004.30   $    4.31         0.86%
   Hypothetical (5% return before expenses)                    $    1,000.00   $    1,020.70   $    4.34         0.86%

WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND
CLASS C(2)
   Actual                                                      $    1,000.00   $    1,005.90   $    2.64         1.58%
   Hypothetical (5% return before expenses)                    $    1,000.00   $    1,005.61   $    2.64         1.58%
ADVISOR CLASS
   Actual                                                      $    1,000.00   $    1,010.80   $    4.07         0.81%
   Hypothetical (5% return before expenses)                    $    1,000.00   $    1,020.95   $    4.09         0.81%
INSTITUTIONAL CLASS
   Actual                                                      $    1,000.00   $    1,012.50   $    2.42         0.48%
   Hypothetical (5% return before expenses)                    $    1,000.00   $    1,022.60   $    2.43         0.48%
INVESTOR CLASS
   Actual                                                      $    1,000.00   $    1,010.60   $    4.37         0.87%
   Hypothetical (5% return before expenses)                    $    1,000.00   $    1,020.65   $    4.39         0.87%

WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND
CLASS C(2)
   Actual                                                      $    1,000.00   $    1,022.60   $    2.63         1.56%
   Hypothetical (5% return before expenses)                    $    1,000.00   $    1,005.73   $    2.61         1.56%
ADVISOR CLASS
   Actual                                                      $    1,000.00   $    1,026.20   $    4.36         0.86%
   Hypothetical (5% return before expenses)                    $    1,000.00   $    1,020.70   $    4.34         0.86%
INVESTOR CLASS
   Actual                                                      $    1,000.00   $    1,026.20   $    4.36         0.86%
   Hypothetical (5% return before expenses)                    $    1,000.00   $    1,020.70   $    4.34         0.86%

30 Wells Fargo Advantage Income Funds                  Fund Expenses (Unaudited)

                                                       Beginning        Ending        Expenses
                                                     Account Value   Account Value   Paid During    Net Annual
WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND    12-01-2007       05-31-2008      Period (1)  Expense Ratio
--------------------------------------------------   -------------   -------------   -----------   -------------
ADMINISTRATOR CLASS
   Actual                                            $    1,000.00   $      997.60   $    2.85        0.57%
   Hypothetical (5% return before expenses)          $    1,000.00   $    1,022.15   $    2.88        0.57%
ADVISOR CLASS
   Actual                                            $    1,000.00   $      996.90   $    3.64        0.73%
   Hypothetical (5% return before expenses)          $    1,000.00   $    1,021.35   $    3.69        0.73%
INSTITUTIONAL CLASS
   Actual                                            $    1,000.00   $      998.70   $    1.75        0.35%
   Hypothetical (5% return before expenses)          $    1,000.00   $    1,023.25   $    1.77        0.35%
INVESTOR CLASS
   Actual                                            $    1,000.00   $      996.70   $    3.89        0.78%
   Hypothetical (5% return before expenses)          $    1,000.00   $    1,021.10   $    3.94        0.78%

----------
(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(2) This Class commenced operations on March 31, 2008. Actual expenses shown for this class are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 61/366 (to reflect the period from March 31 to May 31, 2008).

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 31

CORPORATE BOND FUND

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.46%
$  1,170,000   Citigroup Commercial Mortgage Trust Series 2008 - C7(+/-)                 6.10%     04/01/2030    $  1,094,447

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $1,054,898)                                                         1,094,447
                                                                                                                -------------

AGENCY SECURITIES: 0.00%

FEDERAL HOME LOAN MORTGAGE CORPORATION: 0.00%
         275   FHLMC #170027                                                            14.75      03/01/2010             303
       2,584   FHLMC #170065                                                            14.00      09/01/2012           2,890

                                                                                                                        3,193
                                                                                                                -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.00%
       1,474   GNMA #45265                                                              15.00      08/15/2011           1,671
         918   GNMA #53809                                                              15.00      02/15/2012           1,064
       1,267   GNMA #54340                                                              15.00      05/15/2012           1,468

                                                                                                                        4,203
                                                                                                                -------------

SMALL BUSINESS ADMINISTRATION: 0.00%
      67,956   SBA #40013++(c)(i)                                                        3.63      09/30/2017           1,699
                                                                                                                -------------

TOTAL AGENCY SECURITIES (COST $569,475)                                                                                 9,095
                                                                                                                -------------

CORPORATE BONDS & NOTES: 75.43%

AGRICULTURAL SERVICES: 0.47%
   1,130,000   Bunge Limited Finance Corporation                                         5.88      05/15/2013       1,106,375
                                                                                                                -------------

APPAREL & ACCESSORY STORES: 0.77%
   1,855,000   JC Penny Company Incorporated Series MTNA                                 6.88      10/15/2015       1,825,938
                                                                                                                -------------

AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.52%
   1,390,000   Erac USA Finance Company++                                                6.38      10/15/2017       1,241,747
                                                                                                                -------------

BUSINESS SERVICES: 0.97%
     945,000   Equifax Incorporated                                                      6.30      07/01/2017         893,360
   1,400,000   Oracle Corporation                                                        6.50      04/15/2038       1,396,158

                                                                                                                    2,289,518
                                                                                                                -------------

CHEMICALS & ALLIED PRODUCTS: 0.57%
   1,375,000   Clorox Company                                                            5.00      03/01/2013       1,347,654
                                                                                                                -------------

COMMUNICATIONS: 11.06%
   1,195,000   Alamosa Delaware Incorporated<<                                           8.50      01/31/2012       1,150,188
   2,230,000   AT&T Corporation                                                          8.00      11/15/2031       2,571,148
   1,175,000   AT&T Incorporated<<                                                       5.60      05/15/2018       1,155,902
   1,400,000   Citizens Communications Company                                           9.25      05/15/2011       1,468,250
   5,010,000   Comcast Corporation                                                       5.88      02/15/2018       4,928,943
   1,200,000   Cox Communications Incorporated                                           4.63      01/15/2010       1,190,683
     940,000   Cox Communications Incorporated++                                         6.25      06/01/2018         938,629
   2,365,000   Embarq Corporation                                                        8.00      06/01/2036       2,287,731
   1,590,000   Historic TW Incorporated                                                  6.63      05/15/2029       1,485,782
   1,080,000   News America Holdings Incorporated                                        8.25      08/10/2018       1,227,661
   2,055,000   Time Warner Cable Incorporated                                            5.40      07/02/2012       2,028,860
   1,050,000   Valor Telecommunications Enterprises                                      7.75      02/15/2015       1,074,465
   2,160,000   Verizon (Florida) Incorporated Series F                                   6.13      01/15/2013       2,213,935
   1,395,000   Verizon Communications Incorporated                                       6.90      04/15/2038       1,449,695
   1,000,000   Viacom Incorporated                                                       5.75      04/30/2011       1,004,628

                                                                                                                   26,176,500
                                                                                                                -------------

32 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

CORPORATE BOND FUND

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
DEPOSITORY INSTITUTIONS: 7.54%
$  2,500,000   Bank of America Corporation                                               5.65%     05/01/2018   $   2,422,758
     935,000   Bank of America Corporation(+/-)                                          8.13      12/29/2049         934,617
   4,500,000   Citigroup Incorporated                                                    5.00      09/15/2014       4,210,511
   1,090,000   Citigroup Incorporated                                                    5.50      04/11/2013       1,085,507
   1,400,000   Citigroup Incorporated(+/-)                                               8.40      04/29/2049       1,387,806
   1,065,000   JPMorgan Chase & Company                                                  4.75      05/01/2013       1,045,354
   1,775,000   JPMorgan Chase & Company                                                  5.13      09/15/2014       1,744,399
   1,000,000   JPMorgan Chase & Company Series 1(+/-)                                    7.90      04/29/2049         995,570
   1,695,000   Manufacturers & Traders Trust Company(+/-)++                              4.20      04/01/2013       1,600,851
   1,415,000   PNC Financial Services Group Incorporated(+/-)                            8.25      05/29/2049       1,408,037
     995,000   SB Treasury Company LLC(+/-)++                                            9.40      12/31/2049         998,871

                                                                                                                   17,834,281
                                                                                                                -------------

EATING & DRINKING PLACES: 1.13%
   1,425,000   Yum! Brands Incorporated                                                  6.88      11/15/2037       1,352,000
   1,210,000   Yum! Brands Incorporated                                                  8.88      04/15/2011       1,320,899

                                                                                                                    2,672,899
                                                                                                                -------------

ELECTRIC, GAS & SANITARY SERVICES: 12.50%
   1,200,000   Ameren Corporation                                                        5.40      02/01/2016       1,142,272
   3,660,000   Consumers Energy Company Series B                                         5.38      04/15/2013       3,647,684
   1,395,000   Energy Transfer Partners LP                                               7.50      07/01/2038       1,442,706
   2,409,055   FPL Energy Caithness Funding++                                            7.65      12/31/2018       2,628,351
     955,000   IPALCO Enterprises Incorporated                                           8.63      11/14/2011       1,029,013
     920,000   ITC Midwest LLC++                                                         6.15      01/31/2038         878,145
   1,000,000   Kinder Morgan Energy Partners LP                                          7.13      03/15/2012       1,044,507
   1,460,000   Metropolitan Edison Company                                               4.95      03/15/2013       1,432,342
     935,000   Midamerican Energy Holdings Company                                       6.50      09/15/2037         941,369
   2,045,000   Monongahela Power Company                                                 6.70      06/15/2014       2,169,782
   1,550,000   Nevada Power Company Series N                                             6.65      04/01/2036       1,489,764
   1,025,000   Nevada Power Company Series O                                             6.50      05/15/2018       1,043,951
     770,000   Potomac Edison Company                                                    5.35      11/15/2014         753,695
     925,000   Progress Energy Incorporated                                              6.30      04/01/2038         925,269
   1,405,000   Public Service Company of Colorado                                        6.25      09/01/2037       1,401,646
   1,374,694   Salton Sea Funding Corporation Series C                                   7.84      05/30/2010       1,413,900
   1,036,267   Salton Sea Funding Corporation Series F                                   7.48      11/30/2018       1,104,889
   1,550,000   Southern California Edison                                                7.63      01/15/2010       1,624,233
     865,000   Tennessee Gas Pipeline Company                                            7.50      04/01/2017         919,481
   1,465,000   Waste Management Incorporated                                             7.38      08/01/2010       1,532,545
   1,165,000   Westar Energy Incorporated                                                5.88      07/15/2036       1,017,925

                                                                                                                   29,583,469
                                                                                                                -------------

EXECUTIVE, LEGISLATIVE & GEN GOVERNMENT, EXCEPT FINANCE: 0.48%
   1,170,000   Seneca Nation Indians Capital Improvements
               Authority Series 07 B++                                                   6.75      12/01/2013       1,134,888
                                                                                                                -------------

FOOD & KINDRED PRODUCTS: 1.88%
   1,000,000   Dr Pepper Snapple Group Incorporated++                                    6.82      05/01/2018       1,008,499
   1,000,000   Kraft Foods Incorporated<<                                                6.00      02/11/2013       1,014,137
     940,000   Kraft Foods Incorporated                                                  6.88      01/26/2039         908,878
   1,490,000   Miller Brewing Corporation++                                              5.50      08/15/2013       1,517,794

                                                                                                                    4,449,308
                                                                                                                -------------

FOOD STORES: 0.79%
   1,552,000   Delhaize America Incorporated                                             9.00      04/15/2031      1,862,760
                                                                                                                -------------

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 33

CORPORATE BOND FUND

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
FORESTRY: 0.37%
$  1,000,000    Plum Creek Timber Company Incorporated                                   5.88%     11/15/2015        $875,420
                                                                                                                -------------

HEALTH SERVICES: 0.68%
   1,675,000    Coventry Health Care Incorporated                                        6.30      08/15/2014       1,605,784
                                                                                                                -------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.57%
   1,395,000    Lockheed Martin Corporation                                              4.12      03/14/2013       1,351,595
                                                                                                                -------------

INSURANCE CARRIERS: 2.60%
   1,415,000    Aetna Incorporated                                                       6.75      12/15/2037       1,359,753
     935,000    CHUBB Corporation Series 1                                               6.50      05/15/2038         919,176
   1,855,000    Lincoln National Corporation                                             6.30      10/09/2037       1,748,753
   1,100,000    UNUMProvident Finance Company++                                          6.85      11/15/2015       1,096,968
   1,215,000    WR Berkley Corporation                                                   6.25      02/15/2037       1,027,380

                                                                                                                    6,152,030
                                                                                                                -------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS: 2.95%
     945,000    Baxter International Incorporated                                        6.25      12/01/2037         938,697
     980,000    Fisher Scientific International Incorporated                             6.13      07/01/2015         961,859
   2,000,000    Thermo Electron Corporation                                              7.63      10/30/2008       2,032,936
   2,950,000    Xerox Corporation                                                        6.88      08/15/2011       3,040,739

                                                                                                                    6,974,231
                                                                                                                -------------

MISCELLANEOUS RETAIL: 1.29%
   1,407,646    CVS Caremark Corporation++                                               7.77      01/10/2012       1,480,140
   1,727,790    CVS Lease Pass-Through Series T++                                        6.04      12/10/2028       1,564,739

                                                                                                                    3,044,879
                                                                                                                -------------

NON-DEPOSITORY CREDIT INSTITUTIONS: 5.78%
   1,000,000    Agua Caliente Band of Cahuilla Indians++                                 6.44      10/01/2016         999,900
   1,430,000    American Express Bank FSB Series BKN1                                    5.55      10/17/2012       1,416,401
   1,210,000    Capital One Bank                                                         6.50      06/13/2013       1,209,777
   3,500,000    Credit Suisse New York                                                   6.00      02/15/2018       3,411,947
   1,795,000    General Electric Capital Corporation                                     5.63      05/01/2018       1,773,162
     935,000    General Electric Capital Corporation Series GMTN                         6.15      08/07/2037         892,338
   2,500,000    General Electric Capital Corporation Series MTNA                         5.88      02/15/2012       2,584,530
   1,395,000    SLM Corporation Series MTNA(+/-)                                         3.13      07/25/2008       1,392,640

                                                                                                                   13,680,695
                                                                                                                -------------

OIL & GAS EXTRACTION: 1.49%
     445,000    Devon Financing Corporation ULC<<                                        7.88      09/30/2031         526,327
   1,450,000    Pemex Project Funding Master Trust++                                     6.63      06/15/2038       1,433,369
   1,455,000    XTO Energy Incorporated                                                  7.50      04/15/2012       1,561,660

                                                                                                                    3,521,356
                                                                                                                -------------

PETROLEUM REFINING & RELATED INDUSTRIES: 1.19%
   1,500,000    Amerada Hess Corporation                                                 7.13      03/15/2033       1,624,212
   1,205,000    Marathon Oil Corporation                                                 6.60      10/01/2037       1,192,522

                                                                                                                    2,816,734
                                                                                                                -------------

PHARMACEUTICALS: 1.25%
     940,000    Glaxosmithkline Capital Incorporated                                     6.38      05/15/2038         928,194
   1,925,000    Wyeth                                                                    6.95      03/15/2011       2,041,572

                                                                                                                    2,969,766
                                                                                                                -------------

34 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

CORPORATE BOND FUND

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
PIPELINES: 1.91%
$  1,395,000   Buckeye Partners LP                                                       6.05%     01/15/2018   $   1,365,105
   1,170,000   Enterprise Products Operations Series B                                   5.60      10/15/2014       1,135,890
   1,180,000   Plains All American Pipeline LP                                           6.65      01/15/2037       1,097,621
     910,000   Texas Eastern Transmission LP                                             7.00      07/15/2032         922,671

                                                                                                                    4,521,287
                                                                                                                -------------

PRIMARY METAL INDUSTRIES: 0.58%
   1,380,000   Corning Incorporated                                                      7.25      08/15/2036       1,371,585
                                                                                                                -------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.56%
   1,340,000   News America Incorporated                                                 6.65      11/15/2037       1,323,669
                                                                                                                -------------

RAILROAD TRANSPORTATION: 1.06%
   1,395,000   Burlington Northern Santa Fe Corporation<<                                5.75      03/15/2018       1,379,469
   1,080,000   Union Pacific Corporation                                                 6.50      04/15/2012       1,127,879

                                                                                                                    2,507,348
                                                                                                                -------------

REAL ESTATE INVESTMENT TRUSTS (REITS): 3.49%
   1,265,000   AvalonBay Communities Series MTN                                          6.63      09/15/2011       1,293,927
   2,785,000   Equity One Incorporated                                                   3.88      04/15/2009       2,726,493
   1,075,000   ERP Operating LP<<                                                        6.95      03/02/2011       1,111,989
   1,880,000   Liberty Property LP                                                       7.25      03/15/2011       1,939,064
   1,410,000   Reckson Operating Partnership LP                                          6.00      03/31/2016       1,186,320

                                                                                                                    8,257,793
                                                                                                                -------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 7.81%
   2,075,000   Bear Stearns Companies Incorporated                                       6.40      10/02/2017       2,083,821
   1,355,000   Bear Stearns Companies Incorporated                                       7.25      02/01/2018       1,441,472
   1,345,000   Blackrock Incorporated New York                                           6.25      09/15/2017       1,354,852
     940,000   Citigroup Capital XXL(+/-)                                                8.30      12/21/2049         940,241
   3,200,000   Goldman Sachs Group Incorporated                                          5.13      01/15/2015       3,068,835
   2,410,000   Lazard Group LLC                                                          7.13      05/15/2015       2,246,860
   1,265,000   Lehman Brothers Holdings Incorporated Series MTN                          6.00      07/19/2012       1,226,816
   5,000,000   Morgan Stanley                                                            6.75      04/15/2011       5,114,310
   1,040,000   Morgan Stanley Series MTN                                                 6.00      04/28/2015       1,004,174

                                                                                                                   18,481,381
                                                                                                                -------------

TOBACCO PRODUCTS: 1.05%
   1,410,000   Philip Morris International Incorporated                                  6.38      05/16/2038       1,370,531
   1,135,000   Reynolds American Incorporated                                            6.75      06/15/2017       1,127,638

                                                                                                                    2,498,169
                                                                                                                -------------

TRANSPORTATION EQUIPMENT: 2.12%
   2,175,000   DaimlerChrysler NA Holding Corporation                                    6.50      11/15/2013       2,254,853
   1,365,000   Goodrich Company                                                          6.29      07/01/2016       1,394,338
   1,410,000   United Technologies Corporation                                           6.13      07/15/2038       1,380,255

                                                                                                                    5,029,446
                                                                                                                -------------

TOTAL CORPORATE BONDS & NOTES (COST $181,969,934)                                                                 178,508,505
                                                                                                                -------------

MUNICIPAL BONDS & NOTES: 2.56%

IOWA: 0.17%
     395,000   Tobacco Settlement Authority of Iowa Series A
               (Excise Tax Revenue LOC)                                                  6.79      06/01/2010         401,190
                                                                                                                -------------

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 35

CORPORATE BOND FUND

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE

LOUISIANA: 0.34%
$    821,797   Tobacco Settlement Financing Corporation LA Series 2001A
               (Other Revenue LOC)                                                       6.36%     05/15/2025   $     801,260
                                                                                                                -------------

NEVADA: 0.38%
     905,000   Reno NV Washoe Medical Center Project Series A
               (HCFR, AMBAC Insured)(+/-)(section).                                      5.22      06/01/2028         905,000
                                                                                                                -------------

OREGON: 0.72%
   1,720,000   Cow Creek Band Umqua Tribe of Indians Oregon Series A
               (Other Revenue)(i)                                                        6.88      10/01/2011       1,706,464
                                                                                                                -------------

VIRGINIA: 0.52%
   1,425,000   Tobacco Settlement Financing Corporation VA Series A1                     6.71      06/01/2046       1,230,972
                                                                                                                -------------

WISCONSIN: 0.43%
   1,000,000   Dane County WI (Property Tax Revenue)                                     5.85      12/01/2022       1,000,000
                                                                                                                -------------

TOTAL MUNICIPAL BONDS & NOTES (COST $    6,270,870)                                                                 6,044,886
                                                                                                                -------------

FOREIGN CORPORATE BONDS: 15.04%
   1,515,000   America Movil SA de CV<<                                                  5.50      03/01/2014       1,508,458
   1,425,000   America Movil SA de CV(+/-)                                               2.76      06/27/2008       1,414,313
   1,115,000   ArcelorMittal++                                                           6.13      06/01/2018       1,086,446
   1,380,000   British Sky Broadcasting Group plc++                                      6.10      02/15/2018       1,370,198
   2,370,000   British Telecom plc                                                       9.13      12/15/2030       2,937,622
   1,580,000   Commonwealth Bank of Australia(+/-)++                                     6.02      03/29/2049       1,364,880
     485,000   Delhaize Group                                                            6.50      06/15/2017         496,615
     990,000   Deutsche Bank AG London                                                   4.88      05/20/2013         979,613
   1,015,000   Diageo Finance BV                                                         3.88      04/01/2011         992,205
   1,425,000   EDP Finance BV++                                                          6.00      02/02/2018       1,426,206
     725,000   Gaz Capital for Gazprom++                                                 6.51      03/07/2022         683,385
   1,485,000   Globo Comunicacoes e Participacoes SA++                                   7.25      04/26/2022       1,522,125
   1,180,000   Grupo Televisa SA                                                         6.63      03/18/2025       1,147,069
   1,495,000   Nexen Incorporated                                                        5.88      03/10/2035       1,346,206
     950,000   Odebrecht Finance Limited++                                               7.50      10/18/2017         978,500
   1,410,000   PCCW HKT Capital Limited++                                                8.00      11/15/2011       1,521,413
   1,750,000   Rogers Wireless Incorporated                                              6.38      03/01/2014       1,766,326
   1,470,000   Shaw Communications Incorporated                                          7.20      12/15/2011       1,512,263
   1,420,000   SMFG Preferred Capital(+/-)++                                             6.08      12/29/2049       1,237,431
   1,000,000   Telecom Italia Capital SA                                                 7.00      06/04/2018       1,003,063
   1,175,000   Tesco Place++                                                             6.15      11/15/2037       1,114,384
     945,000   Transocean Incorporated<<                                                 6.00      03/15/2018         954,153
   1,415,000   UBS Luxembourg SA for Ojsc Vimpel Communications++                        8.00      02/11/2010       1,453,913
   1,395,000   Vivendi++                                                                 5.75      04/04/2013       1,374,520
   2,750,000   Western Power Distribution Holdings Limited++                             7.38      12/15/2028       3,031,496
   1,440,000   Westfield Group++                                                         5.70      10/01/2016       1,362,519

TOTAL FOREIGN CORPORATE BONDS@ (COST $35,847,920)                                                                  35,585,322
                                                                                                                -------------

FOREIGN GOVERNMENT BONDS: 1.42%
     930,000   United Mexican States                                                     5.63      01/15/2017         955,575
   2,185,000   United Mexican States                                                     7.50      01/14/2012       2,412,240

TOTAL FOREIGN GOVERNMENT BONDS@ (COST $3,188,678)                                                                   3,367,815
                                                                                                                -------------

US TREASURY SECURITIES: 2.05%

US TREASURY BONDS: 0.12%
     265,000   US Treasury Bond<<                                                        5.00      05/15/2037         277,650
                                                                                                                -------------

36 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

CORPORATE BOND FUND

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
US TREASURY NOTES: 1.93%
$  4,400,000   US Treasury Note<<                                                        3.13%     04/30/2013   $   4,345,000
     225,000    US Treasury Note<<                                                       3.88      05/15/2018         221,854
                                                                                                                    4,566,854
                                                                                                                -------------
TOTAL US TREASURY SECURITIES (COST $4,912,127)                                                                      4,844,504
                                                                                                                -------------

COLLATERAL FOR SECURITIES LENDING: 3.35%

      SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.26%

     153,433   BlackRock Temporary #24 Money Market Fund                                                              153,433
     153,433   Daily Assets Fund Institutional                                                                        153,433
     153,433   Dreyfus Cash Management Fund                                                                           153,433
     153,433   Short-Term Investment Company Money Market Fund                                                        153,433

                                                                                                                      613,732
                                                                                                                -------------

 PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS: 3.09%
$     59,013   Alpine Securitization Corporation++                                       2.66      06/03/2008          59,000
      59,013   Amstel Funding Corporation++                                              2.48      06/19/2008          58,935
      85,568   Amstel Funding Corporation++                                              2.65      06/05/2008          85,537
      51,636   Amsterdam Funding Corporation++                                           2.67      06/05/2008          51,617
       7,731   Apreco LLC++                                                              2.65      06/16/2008           7,722
      50,161   Aspen Funding Corporation++                                               2.47      06/02/2008          50,154
      59,013   Aspen Funding Corporation++                                               2.63      06/09/2008          58,974
     132,779   Atlantic Asset Securitization Corporation++                               2.40      06/02/2008         132,761
      59,013   Atlantic Asset Securitization Corporation++                               2.47      06/13/2008          58,960
     958,957   Barclays Repurchase Agreement - 102% Collateralized by
               Mortgage-Backed Securities (Maturity Value $959,141)                      2.30      06/02/2008         958,957
      58,275   Barclays US Funding LLC                                                   2.45      06/05/2008          58,255
     147,532   BASF Finance Europe NV(+/-)++                                             2.81      10/17/2008         147,422
      59,013   Belmont Funding LLC++                                                     2.70      06/17/2008          58,937
      51,636   BNP Paribas                                                               2.60      06/02/2008          51,629
      29,506   Bryant Bank Funding LLC++                                                 2.48      06/11/2008          29,484
      29,506   Bryant Bank Funding LLC++                                                 2.49      06/30/2008          29,445
      29,506   Bryant Bank Funding LLC++                                                 2.65      06/05/2008          29,496
      59,013   Cafco LLC                                                                 2.55      06/06/2008          58,988
      29,506   Cancara Asset Securitization Limited++                                    2.47      06/27/2008          29,452
      59,013   CBA (Delaware) Finance Incorporated                                       2.35      06/13/2008          58,963
      28,869   Chariot Funding LLC++                                                     2.48      06/10/2008          28,849
      69,340   Charta LLC++                                                              2.65      06/05/2008          69,314
      68,625   Cheyne Finance LLC(+/-)++(a)(i)\\                                         6.40      02/25/2008          49,410
      25,523   Ciesco LLC++                                                              2.45      06/05/2008          25,514
      59,013   Ciesco LLC++                                                              2.46      06/20/2008          58,932
      59,013   Clipper Receivables Corporation++                                         2.63      06/11/2008          58,965
      59,013   CRC Funding LLC++                                                         2.48      06/25/2008          58,911
      51,636   CRC Funding LLC++                                                         2.65      06/03/2008          51,625
     398,336   Credit Suisse First Boston Repurchase Agreement - 102%
               Collateralized by Mortgage-Backed Securities
               (Maturity Value $398,418)                                                 2.48      06/02/2008         398,336
     159,334   Danske Bank AS                                                            2.45      06/02/2008         159,334
     159,334   Danske Bank AS                                                            2.50      06/02/2008         159,334
     159,334   Danske Bank AS                                                            2.53      06/03/2008         159,334
     159,334   Deutsche Bank Repurchase Agreement - 102% Collateralized by
               Money Market Securities (Maturity Value $159,367)                         2.45      06/02/2008         159,334

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 37

CORPORATE BOND FUND

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    324,570   Deutsche Bank Repurchase Agreement - 102% Collateralized by
               Mortgage-Backed Securities (Maturity Value $324,634)                      2.35%     06/02/2008   $     324,570
      44,260   Ebbets Funding LLC++                                                      2.70      06/10/2008          44,226
      59,013   Enterprise Funding LLC++                                                  2.47      06/19/2008          58,936
      59,013   Enterprise Funding LLC++                                                  2.70      06/02/2008          59,004
      88,519   Erasmus Capital Corporation++                                             2.47      06/02/2008          88,507
      12,050   Erasmus Capital Corporation++                                             2.55      06/06/2008          12,045
      11,909   Erasmus Capital Corporation++                                             2.60      06/10/2008          11,900
      59,013   Eureka Securitization Incorporated++                                      2.47      06/06/2008          58,988
      60,488   Fairway Finance Corporation++                                             2.43      06/11/2008          60,443
      59,013   Falcon Asset Securitization Corporation++                                 2.41      06/24/2008          58,918
      44,260   Falcon Asset Securitization Corporation++                                 2.47      06/02/2008          44,253
      54,882   Fortis Bank NY                                                            2.50      06/05/2008          54,882
      59,013   Gemini Securitization Incorporated++                                      2.53      06/20/2008          58,930
      62,701   Gemini Securitization Incorporated++                                      2.73      06/03/2008          62,687
      47,210   General Electric Capital Assurance Company(+/-)                           2.59      06/16/2008          47,210
      44,923   Govco Incorporated++                                                      2.65      06/04/2008          44,910
      73,766   Grampian Funding Limited++                                                2.40      06/03/2008          73,751
      59,013   Grampian Funding Limited++                                                2.55      06/23/2008          58,917
     103,272   ING (USA) Annuity & Life Insurance Company(+/-)(i)                        2.59      10/16/2008         103,272
      40,521   Jupiter Securitization Corporation++                                      2.45      06/03/2008          40,513
      59,013   Jupiter Securitization Corporation++                                      2.47      06/05/2008          58,992
      29,506   Jupiter Securitization Corporation++                                      2.60      06/04/2008          29,498
      59,013   Kitty Hawk Funding Corporation++                                          2.45      06/12/2008          58,965
      44,260   Liberty Street Funding Corporation++                                      2.50      06/02/2008          44,253
      38,358   Liberty Street Funding Corporation++                                      2.59      06/13/2008          38,322
      19,179   Liberty Street Funding Corporation++                                      2.75      06/05/2008          19,172
      73,766   Mazarin Funding Corporation(+/-)++                                        2.45      08/04/2008          73,585
      73,766   MetLife Global Funding I(+/-)++                                           2.43      10/21/2008          73,754
      59,013   Mont Blanc Capital Corporation++                                          2.49      06/23/2008          58,919
      45,366   Morgan Stanley(+/-)                                                       2.64      10/15/2008          45,339
      73,766   Natexis Banques Populaires(+/-)++                                         2.74      09/08/2008          73,484
      29,506   Nieuw Amsterdam Receivables Corporation++                                 2.45      06/25/2008          29,456
      29,568   Nieuw Amsterdam Receivables Corporation++                                 2.55      06/04/2008          29,560
      71,075   Old Line Funding Corporation++                                            2.58      06/09/2008          71,029
      59,013   Park Avenue Receivable Corporation++                                      2.42      06/27/2008          58,906
      53,111   Picaros Funding LLC++                                                     2.65      06/05/2008          53,092
      52,521   Premium Asset Trust(+/-)++(i)                                             2.87      07/15/2008          52,483
      59,013   Ranger Funding Corporation++                                              2.55      06/04/2008          58,996
      25,210   RBS Citizen (Grand Cayman) NA                                             2.19      06/02/2008          25,210
      58,558   Regency Markets #1 LLC++                                                  2.48      06/17/2008          58,490
      63,439   Royal Bank of Scotland plc                                                2.43      06/09/2008          63,400
      59,013   Scaldis Capital Limited++                                                 2.50      06/26/2008          58,906
      59,013   Sheffield Receivables Corporation++                                       2.50      06/16/2008          58,947
      59,013   Sheffield Receivables Corporation++                                       2.55      06/04/2008          58,996
      58,275   Societe Generale North America Incorporated                               2.61      06/06/2008          58,250
      59,013   Solitaire Funding LLC++                                                   2.50      06/12/2008          58,964
     118,025   Stanfield Victoria Funding LLC(+/-)++(a)(i)\\                             5.73      04/03/2008          96,781
      20,654   Surrey Funding Corporation++                                              2.65      06/09/2008          20,641
      49,718   Surrey Funding Corporation++                                              2.92      06/03/2008          49,706
      19,179   Surrey Funding Corporation                                                3.00      06/02/2008          19,176
      59,013   Thames Asset Global Securitization #1 Incorporated                        2.57      06/16/2008          58,945
      59,013   Thunder Bay Funding Incorporated++                                        2.50      06/27/2008          58,902
      59,013   Ticonderoga Funding Limited++                                             2.40      06/17/2008          58,946
     295,064   Transamerica Occidental Life Insurance(+/-)(i)                            2.58      10/31/2008         295,064
      59,013   Tulip Funding Corporation++                                               2.45      06/25/2008          58,912

38 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

CORPORATE BOND FUND

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (Continued)
$     73,766   UniCredito Italiano Bank (Ireland) Series LIB(+/-)++                      2.65%     10/08/2008   $      73,738
      14,753   Versailles CDS LLC++                                                      2.85      06/05/2008          14,747
      35,408   Versailles CDS LLC++                                                      3.00      06/03/2008          35,399
      73,766   Victoria Finance LLC(+/-)++(a)(i)\\                                       2.55      08/07/2008          60,488
      73,766   Victoria Finance LLC(+/-)++(a)(i)\\                                       5.56      05/02/2008          60,488
      59,013   Windmill Funding Corporation++                                            2.50      06/16/2008          58,947
      26,095   Yorktown Capital LLC++                                                    2.43      06/17/2008          26,065
      29,506   Yorktown Capital LLC++                                                    2.53      06/19/2008          29,470

                                                                                                                    7,324,125
                                                                                                                -------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $8,021,348)                                                           7,937,857
                                                                                                                -------------

      SHARES

SHORT-TERM INVESTMENTS: 2.13%
   4,746,896    Wells Fargo Advantage Money Market Trust>/++                                                        4,746,896
                                                                                                                -------------
   PRINCIPAL

US TREASURY BILLS: 0.12%
$    210,000   US Treasury Bill\#                                                        1.18      07/17/2008         209,538
      25,000   US Treasury Bill\#                                                        1.86      07/17/2008          24,942
      50,000   US Treasury Bill\#                                                        1.88      07/17/2008          49,883

                                                                                                                      284,363
                                                                                                                -------------

TOTAL SHORT-TERM INVESTMENTS (COST $5,031,413)                                                                      5,031,259
                                                                                                                -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $246,866,663)*                                                   102.44%                                  $ 242,423,690
Other Assets and Liabilities, Net                                       (2.44)                                     (5,774,851)
                                                                       ------                                   -------------
TOTAL NET ASSETS                                                       100.00%                                  $ 236,648,839
                                                                       ------                                   -------------

(+/-)    Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

<<       All or a portion of this security is on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)      Illiquid security.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

\        Zero coupon bond. Interest rate presented is yield to maturity.

Section These securities are subject to a demand feature which reduces the effective maturity.

@        Foreign bond principal is denominated in US dollars.

#        Security pledged as collateral for futures transactions. (See Note 2)

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++ Short-term security of an affiliate of the Fund with a cost of $4,746,896.

* Cost for federal income tax purposes is $246,862,715 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                              $  1,811,826
Gross unrealized depreciation                                (6,250,852)
                                                           ------------
Net unrealized appreciation (depreciation)                 $ (4,439,026)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 39

GOVERNMENT SECURITIES FUND

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
AGENCY NOTES - INTEREST BEARING: 10.28%
$ 15,000,000    Federal Home Loan Bank Series<<                                          5.00%     12/11/2009     $15,426,480
  42,015,000    FHLMC<<                                                                  5.13      08/23/2010      43,657,955
  53,500,000    FHLMC<<                                                                  6.88      09/15/2010      57,604,788
  25,157,000    FNMA<<                                                                   6.25      02/01/2011      26,492,233

TOTAL AGENCY NOTES - INTEREST BEARING (COST $143,134,402)                                                         143,181,456
                                                                                                                -------------

AGENCY SECURITIES: 55.48%

FEDERAL HOME LOAN MORTGAGE CORPORATION: 8.40%
         141   FHLMC #160053                                                             8.00      07/01/2008             142
          10   FHLMC #170046                                                            14.50      03/01/2011              11
         105   FHLMC #170053                                                            14.75      08/01/2011             119
       3,588   FHLMC #170053                                                            15.00      08/01/2011           4,086
         228   FHLMC #170069                                                            14.00      11/01/2012             267
      52,806   FHLMC #170215                                                             8.00      02/01/2017          56,553
      74,552   FHLMC #170235                                                            10.50      08/01/2019          85,907
        1,200   HLMC #182079                                                             8.00      02/01/2010           1,251
         577   FHLMC #182104                                                             8.00      12/01/2010             602
      11,871   FHLMC #1B0123(+/-)                                                        7.28      09/01/2031          11,883
       8,128   FHLMC #1B0128(+/-)                                                        7.28      09/01/2031           8,135
     453,706   FHLMC #1B0129(+/-)                                                        7.36      09/01/2031         454,066
  15,966,218   FHLMC #1Q0183<<(+/-)                                                      5.97      10/01/2036      16,332,560
       6,254   FHLMC #272877                                                             8.00      08/01/2009           6,309
      23,951   FHLMC #279063                                                             9.00      08/01/2009          24,149
      92,136   FHLMC #552435                                                            10.50      08/01/2020         107,028
       6,153   FHLMC #555158                                                             8.50      05/01/2016           6,278
     392,975   FHLMC #555503                                                             9.00      04/01/2021         422,881
      25,452   FHLMC #555515                                                             8.50      10/01/2013          26,019
     685,442   FHLMC #611023(+/-)                                                        6.59      10/01/2026         689,682
     187,508   FHLMC #786210(+/-)                                                        6.38      01/01/2026         191,127
     885,950   FHLMC #786823(+/-)                                                        6.97      07/01/2029         899,512
     284,975   FHLMC #789483(+/-)                                                        7.06      06/01/2032         285,075
     191,804   FHLMC #865496(+/-)                                                        6.36      05/01/2026         195,307
     154,540   FHLMC #884009                                                            10.50      05/01/2020         180,293
      37,654   FHLMC #A01434                                                             9.00      06/01/2016          39,367
     240,317   FHLMC #A01562                                                             9.00      11/01/2018         257,115
       2,595   FHLMC #A01607                                                             8.50      06/01/2011           2,633
      97,239   FHLMC #A01620                                                             9.00      04/01/2017         104,036
      58,463   FHLMC #A01860                                                             8.50      06/01/2017          63,680
   1,640,125   FHLMC #E79794                                                             7.00      10/01/2014       1,719,927
     323,284   FHLMC #G00319                                                             9.50      04/01/2025         360,963
     285,853   FHLMC #G01236                                                            10.00      10/01/2021         313,726
   9,099,337   FHLMC #G08102<<                                                           6.50      12/01/2035       9,407,293
      25,965   FHLMC #G10783                                                             8.50      06/01/2012          27,364
     231,110   FHLMC #G11136                                                             6.50      05/01/2011         238,237
     204,244   FHLMC #G11200                                                             8.00      01/01/2012         213,752
   3,639,310   FHLMC #G11209                                                             7.50      12/01/2011       3,776,424
   1,113,036   FHLMC #G11345                                                             7.50      12/01/2011       1,154,325
   2,320,466   FHLMC #G11368                                                             7.50      12/01/2012       2,413,478
  11,675,526   FHLMC #G18005<<                                                           5.00      08/01/2019      11,660,428
   1,536,805   FHLMC #G80106                                                            10.00      08/17/2022       1,730,733
   2,416,320   FHLMC #G80116                                                            10.00      02/17/2025       2,689,920
   2,889,566   FHLMC #G80193                                                             9.50      09/17/2022       3,173,671
     389,157   FHLMC #G90023                                                             7.00      11/17/2013         405,510
  11,838,295   FHLMC #H01193                                                             6.50      08/01/2037      12,158,151
   3,999,104   FHLMC #H01792                                                             6.50      10/01/2037       4,107,154
      54,429   FHLMC #N70012                                                            10.50      08/01/2020          62,707
  40,305,000   FHLMC TBA%%                                                               6.00      06/01/2038      40,922,150

                                                                                                                  116,991,986
                                                                                                                -------------

40 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

GOVERNMENT SECURITIES FUND

 PRINCIPAL     SECURITY NAME                                                    INTEREST RATE   MATURITY DATE       VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 46.30%
$ 43,500,000   FNMA<<                                                                    5.00%     10/15/2011   $  45,106,455
  23,845,000   FNMA%%                                                                    5.00      06/01/2036      23,032,792
  70,375,000   FNMA%%                                                                    5.50      06/01/2021      71,122,734
  51,100,000   FNMA%%                                                                    6.00      06/01/2036      51,834,563
  47,692,000   FNMA%%                                                                    6.50      06/01/2037      49,167,495
  21,922,761   FNMA # 878059<<                                                           5.50      03/01/2036      21,794,650
  11,037,534   FNMA # 886087<<                                                           6.50      07/01/2036      11,393,839
     171,952   FNMA #100042                                                             11.00      10/15/2020         191,687
     339,456   FNMA #100285                                                              9.50      12/15/2020         380,710
         607   FNMA #1376                                                               15.50      10/01/2012             692
     330,466   FNMA #190180                                                              9.00      07/01/2021         361,841
  11,638,778   FNMA #256810                                                              6.50      07/01/2037      11,938,694
      24,399   FNMA #303548                                                              8.50      02/01/2012          25,204
     642,400   FNMA #313419                                                              8.50      12/01/2026         710,253
     245,394   FNMA #323013                                                              9.00      10/01/2021         273,955
   1,065,379   FNMA #323284                                                              8.50      05/01/2017       1,148,424
   4,873,356   FNMA #323756                                                              6.20      05/01/2009       4,860,771
      33,376   FNMA #364215                                                              7.50      07/01/2015          33,684
       2,644   FNMA #364217                                                              7.00      09/01/2015           2,665
   2,837,185   FNMA #368034                                                              8.00      11/01/2026       3,130,761
   2,919,826   FNMA #398800                                                              8.00      06/01/2012       3,056,162
     181,978   FNMA #398805                                                              8.50      11/01/2011         191,330
     106,657   FNMA #426843                                                             11.00      02/01/2019         120,522
     158,698   FNMA #439935                                                              8.00      04/01/2017         168,113
     832,568   FNMA #457277(+/-)                                                         6.11      10/01/2027         847,193
     384,175   FNMA #458018                                                             12.00      07/15/2014         442,458
     782,210   FNMA #487758                                                              8.50      05/01/2026         864,367
     223,457   FNMA #487759                                                              9.50      07/01/2028         249,600
     174,850   FNMA #516051                                                              9.50      01/01/2021         194,355
       3,647   FNMA #52                                                                  8.50      07/01/2010           3,675
     243,795   FNMA #535537                                                              9.00      07/01/2028         268,062
     643,029   FNMA #535573                                                              8.00      11/01/2013         662,673
     517,843   FNMA #535752                                                             10.00      12/01/2020         593,731
   1,127,788   FNMA #538435(+/-)                                                         6.62      07/01/2026       1,133,134
         652   FNMA #545016                                                              9.00      11/01/2012             685
     165,746   FNMA #545117(+/-)                                                         6.45      12/01/2040         167,171
   1,176,794   FNMA #545187(+/-)                                                         5.92      09/01/2031       1,205,653
     167,546   FNMA #545208(+/-)                                                         7.03      09/01/2031         169,890
   1,026,019   FNMA #545460(+/-)                                                         7.05      11/01/2031       1,048,976
   2,418,390   FNMA #54844(+/-)                                                          5.22      09/01/2027       2,426,938
   1,229,030   FNMA #555161                                                              6.00      12/01/2013       1,265,380
   6,077,273   FNMA #555569                                                              6.00      05/01/2016       6,263,979
      23,833   FNMA #62895                                                               8.75      01/01/2010          24,448
     573,641   FNMA #635726(+/-)                                                         5.05      04/01/2032         575,642
     285,131   FNMA #646643(+/-)                                                         6.67      06/01/2032         288,923
   1,840,697   FNMA #66414(+/-)                                                          6.50      09/01/2028       1,837,442
     377,111   FNMA #675479(+/-)                                                         7.06      01/01/2033         384,947
     247,376   FNMA #675491(+/-)                                                         7.40      04/01/2033         251,862
      59,730   FNMA #695514                                                              8.50      10/01/2026          65,120
     451,264   FNMA #695519                                                              8.50      11/01/2026         494,511
   1,416,180   FNMA #724438                                                              8.50      06/01/2027       1,552,027
     189,937   FNMA #724658(+/-)                                                         8.49      07/01/2033         192,287
  28,558,031   FNMA #725249<<                                                            5.00      03/01/2034      27,703,968
   5,642,191   FNMA #725638                                                              5.00      12/01/2018       5,647,237
  44,435,952   FNMA #735062<<                                                            5.50      08/01/2033      44,287,369
   7,574,887   FNMA #735613                                                              6.00      02/01/2035       7,743,665

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 41

GOVERNMENT SECURITIES FUND

 PRINCIPAL  SECURITY NAME                                                       INTEREST RATE   MATURITY DATE       VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$ 16,106,882   FNMA #739503                                                              5.50%     09/01/2033   $  16,053,025
  15,485,339   FNMA #740227                                                              5.50      09/01/2033      15,433,560
  10,203,192   FNMA #745816(+/-)                                                         5.07      12/01/2035      10,344,298
  13,096,380   FNMA #835168<<                                                            5.50      08/01/2035      13,028,033
  12,183,467   FNMA #886686(+/-)                                                         6.14      08/01/2036      12,463,546
   3,476,180   FNMA #886761                                                              7.00      09/01/2036       3,656,258
  31,516,213   FNMA #888022<<                                                            5.00      02/01/2036      30,514,588
  23,811,580   FNMA #888538<<                                                            5.50      01/01/2037      23,687,313
  34,654,381   FNMA #889398<<                                                            6.00      11/01/2037      35,191,740
   8,429,491   FNMA #892283<<(+/-)                                                       5.86      09/01/2036       8,632,104
  10,441,553   FNMA #894157                                                              6.50      10/01/2036      10,778,620
   7,709,284   FNMA #894199                                                              6.50      10/01/2036       7,958,149
   6,863,156   FNMA #895998                                                              6.50      07/01/2036       7,084,707
   3,971,895   FNMA #900560                                                              6.50      09/01/2036       4,100,113
   5,058,122   FNMA #902200                                                              6.50      11/01/2036       5,221,404
  10,554,943   FNMA #918447                                                              5.50      05/01/2022      10,680,884
   5,550,982   FNMA #924858                                                              6.50      09/01/2037       5,694,024
   4,997,565   FNMA #953137                                                              6.00      09/01/2037       5,075,059
  10,166,191   FNMA #954965                                                              6.50      09/01/2037      10,428,162

                                                                                                                  644,930,951
                                                                                                                -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.76%
       5,663   GNMA #126600                                                             13.00      11/15/2014           6,622
       5,260   GNMA #201                                                                14.00      09/20/2014           6,226
       2,645   GNMA #45629                                                              13.00      02/15/2011           2,967
       8,810   GNMA #52538                                                              15.00      07/15/2012          10,209
          24   GNMA #56900                                                              15.00      07/15/2012              26
       2,117   GNMA #780051                                                              9.00      12/15/2009           2,125
     402,539   GNMA #780104                                                              9.50      10/20/2019         442,622
     254,468   GNMA #780110                                                             12.50      04/15/2019         295,102
   1,844,417   GNMA #780288                                                              8.00      12/15/2023       2,037,188
     140,325   GNMA #780763                                                              7.50      12/15/2010         142,327
   1,256,307   GNMA #780867                                                              8.35      04/15/2020       1,379,705
     796,372   GNMA #780980                                                              8.40      05/15/2020         887,640
     583,236   GNMA #8678(+/-)                                                           5.63      08/20/2020         588,616
     389,195   GNMA #8714(+/-)                                                           5.13      11/20/2020         392,286
       3,102   GNMA #95643                                                              15.00      09/15/2012           3,594
 179,871,665   GNMA Series 2002-53 Class IO(+/-)(c)                                      1.02      04/16/2042       4,401,046

                                                                                                                   10,598,301
                                                                                                                -------------

SMALL BUSINESS ADMINISTRATION: 0.02%
   1,861,366   SBA #440019 Series 1993-1A(c)++(i)                                        2.03      02/28/2018          77,072
   2,805,511   SBA Series 1992-6 Class A(c)++(i)                                         1.64      10/15/2017         116,166

                                                                                                                      193,238
                                                                                                                -------------

TOTAL AGENCY SECURITIES (COST $776,143,594)                                                                       772,714,476
                                                                                                                -------------

ASSET BACKED SECURITIES: 0.74%
  10,445,000 Capital Auto Receivables Asset Trust Series 2007-4 Class A3B(+/-)           3.21      11/15/2011      10,378,640

TOTAL ASSET BACKED SECURITIES (COST $10,445,000)                                                                   10,378,640
                                                                                                                -------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 20.58%
   6,988,585   Banc of America Alternative Loan Trust Series 2005-10
               Class 6A1                                                                 5.50      11/25/2020       7,025,715
      56,854   Federal Agricultural Mortgage Corporation Series
               GS-1002 Class1(+/-)                                                       6.70      07/25/2008          56,285
   1,368,787   FHA Insured Project Loan #956++                                           2.93      11/01/2012       1,312,122
      99,601   FHLMC Series 1582 Class A(+/-)                                            5.00      09/15/2008          99,656

42 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

GOVERNMENT SECURITIES FUND

 PRINCIPAL     SECURITY NAME                                                        INTEREST RATE     MATURITY DATE       VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$     72,510   FHLMC Series 16 Class D                                                      10.00%       10/15/2019  $       77,217
  11,467,523   FHLMC Series 3221 Class VA                                                    5.00        09/15/2017      11,503,449
     511,675   FHLMC Structured Pass-Through Securities Series T-15 Class A6(+/-)            3.34        11/25/2028         511,442
   2,074,659   FHLMC Structured Pass-Through Securities Series T-23 Class A((+/-)            2.67        05/25/2030       1,991,779
     954,827   FHLMC Structured Pass-Through Securities Series T-35 Class A(+/-)             2.67        09/25/2031         942,649
   2,358,812   FHLMC Structured Pass-Through Securities Series T-42 Class A6                 9.50        02/25/2042       2,330,326
     607,220   FHLMC Structured Pass-Through Securities Series T-55 Class 1A1B               6.50        03/25/2043         606,974
    1,245,293   FHLMC Structured Pass-Through Securities Series T-55 Class 2A1(+/-)          5.99        03/25/2043       1,209,167
   6,347,908   FHLMC Structured Pass-Through Securities Series T-57 Class 2A1(+/-)           5.99        07/25/2043       6,379,765
   2,531,538   FNMA Grantor Trust Series 2000-T6 Class A2                                    9.50        06/25/2030       2,720,411
   5,025,038   FNMA Grantor Trust Series 2001-T10 Class A3                                   9.50        12/25/2041       5,465,809
   1,247,637   FNMA Grantor Trust Series 2001-T12 Class A3                                   9.50        08/25/2041       1,359,729
   3,190,909   FNMA Grantor Trust Series 2001-T8 Class A3(+/-)                               6.12        07/25/2041       3,210,118
   2,896,591   FNMA Grantor Trust Series 2002-T12 Class A5(+/-)                              5.93        10/25/2041       2,809,553
  13,523,454   FNMA Grantor Trust Series 2002-T19 Class A1                                   6.50        07/25/2042      14,113,539
   8,000,000   FNMA Grantor Trust Series 2002-T3 Class B                                     5.76        12/25/2011       8,190,651
     741,332   FNMA Grantor Trust Series 2002-T5 Class A1(+/-)                               2.63        05/25/2032         729,048
     730,428   FNMA Grantor Trust Series 2003-T2 Class A1(+/-)                               2.67        03/25/2033         702,541
     209,991   FNMA Interest Strip Series 161 Class 2(c)                                     8.50        07/25/2022          52,538
     593,713   FNMA Interest Strip Series 265 Class 2                                        9.00        03/01/2024         641,455
      24,157   FNMA Interest Strip Series B Class 1                                          6.00        05/01/2009          24,274
      27,828   FNMA Interest Strip Series C Class 1                                          6.00        05/01/2009          27,980
       2,518   FNMA Interest Strip Series K Class 1                                          6.00        11/01/2008           2,515
     290,452   FNMA Series 1988-2 Class Z                                                   10.10        02/25/2018         323,191
     116,476   FNMA Series 1988-7 Class Z                                                    9.25        04/25/2018         125,275
     644,654   FNMA Series 1989-10 Class Z                                                   9.50        03/25/2019         715,789
     493,122   FNMA Series 1989-100 Class Z                                                  8.75        12/25/2019         530,430
   1,215,738   FNMA Series 1989-12 Class Y                                                   10.00       03/25/2019       1,380,056
     765,068   FNMA Series 1989-22 Class G                                                   10.00       05/25/2019         862,877
     148,286   FNMA Series 1989-63 Class Z                                                   9.40        10/25/2019         159,640
     215,959   FNMA Series 1989-98 Class E                                                   9.20        12/25/2019         232,458
     397,008   FNMA Series 1990-144 Class W                                                  9.50        12/25/2020         441,809
     312,293   FNMA Series 1990-75 Class Z                                                   9.50        07/25/2020         349,279
     146,404   FNMA Series 1990-84 Class Y                                                   9.00        07/25/2020         158,248
     634,923   FNMA Series 1990-96 Class Z                                                   9.67        08/25/2020         712,836
     238,851   FNMA Series 1991-5 Class Z                                                    8.75        01/25/2021         260,928
     883,757   FNMA Series 1991-85 Class Z                                                   8.00        06/25/2021         936,516
     611,884   FNMA Series 1992-45 Class Z                                                   8.00        04/25/2022         649,381
     567,241   FNMA Series G-8 Class E                                                       9.00        04/25/2021         624,712
   1,248,344   FNMA Series G92-30 Class Z                                                    7.00        06/25/2022       1,312,406
     239,586   FNMA Whole Loan Series 1999-W6 Class A(+/-)                                   9.55        09/25/2028         242,084
     141,499   FNMA Whole Loan Series 2003-W11 Class A1(+/-)                                 7.28        06/25/2033         141,995
   1,309,510   FNMA Whole Loan Series 2003-W18 Class 1A5                                     4.61        08/25/2043       1,308,170
   6,559,731   FNMA Whole Loan Series 2003-W3 Class 1A4(+/-)                                 5.91        08/25/2042       6,497,817
   1,387,940   FNMA Whole Loan Series 2003-W5 Class A(+/-)                                   2.61        04/25/2033       1,315,742
   5,925,708   FNMA Whole Loan Series 2003-W6 Class 6A(+/-)                                  6.03        08/25/2042       5,877,210
   5,968,255   FNMA Whole Loan Series 2003-W6 Class PT4(+/-)                                 9.91        10/25/2042       6,633,237
   2,987,622   FNMA Whole Loan Series 2003-W8 Class PT1(+/-)                                10.12        12/25/2042       3,283,319
     466,725   FNMA Whole Loan Series 2003-W9 Class A(+/-)                                   2.63        06/25/2033         430,683
   6,027,149   FNMA Whole Loan Series 2004-W15 Class 1A3                                     7.00        08/25/2044       6,256,139
   9,974,000   Four Times Square Trust Series 2000-4Ts Class A2++                            7.80        04/15/2015      10,666,759
   9,301,859   Freddie Mac Reference REMIC Series R007 Class AC                              5.88        05/15/2016       9,453,351
  12,404,000   GNMA Series 2004-103 Class C(+/-)                                             4.70        12/16/2027      12,221,248
 218,065,589   GNMA Series 2005-23 Class IO(+/-)(c)                                          0.95        06/17/2045       9,245,021
   5,939,277   GNMA Series 2005-34 Class A                                                   3.96        09/16/2021       5,917,101
  11,302,136   GNMA Series 2005-59 Class A                                                   4.39        05/16/2023      11,283,489
  15,931,986   GNMA Series 2006-3 Class A                                                    4.21        01/16/2028      15,834,429

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 43

GOVERNMENT SECURITIES FUND

  PRINCIPAL     SECURITY NAME                                                           INTEREST RATE  MATURITY DATE       VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$   6,019,000   GNMA Series 2006-30 Class D(+/-)                                             5.41%       04/16/2039   $   5,757,308
   12,510,000   GNMA Series 2006-32 Class C(+/-)                                             5.52        11/16/2038      11,994,588
   74,957,028   GNMA Series 2006-32 Class XM(+/-)(c)                                         0.74        11/16/2045       3,172,406
   12,520,000   GNMA Series 2006-68 Class D(+/-)                                             5.31        12/16/2037      11,924,933
    8,330,481   GNMA Series 2007-34 Class A                                                  4.27        11/16/2026       8,300,753
  296,061,554   GNMA Series 2008-22 Class XM(+/-)(c)                                         1.10        02/16/2049      16,470,911
    5,874,605   JPMorgan Mortgage Trust Series 2005-A3 Class 7CA1(+/-)                       5.11        06/25/2035       5,811,415
    7,074,741   JPMorgan Residential Mortgage Acceptance Series 2006-R1 Class 1A1(+/-)++     4.94        09/28/2044       6,928,930
    5,375,597   Nomura Asset Acceptance Corporation Series 2004-R2 Class A1(+/-)++           6.50        10/25/2034       5,433,101
  125,500,000   Salomon Brothers Mortgage Securities VII Series 2001-C2 Class X2(+/-)(c)     0.80        11/13/2011         571,364
   17,385,000   TIAA Real Estate CDO Limited Series 2007-C4 Class A3(+/-)                    6.10        06/15/2049      17,462,866
      869,574   Vendee Mortgage Trust Series 1995-1 Class 4(+/-)                             8.88        02/15/2025         939,445
    1,269,399   Vendee Mortgage Trust Series 1995-2C Class 3A                                8.79        06/15/2025       1,384,821

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $291,700,736)                                                           286,633,173
                                                                                                                      -------------

CORPORATE BONDS & NOTES: 1.88%

APPAREL & ACCESSORY STORES: 0.00%
          172   Sears Roebuck Acceptance                                                     6.70        04/15/2012             160
                                                                                                                      -------------

NON-DEPOSITORY CREDIT INSTITUTIONS: 1.88%
   26,000,000   Private Export Funding Corporation Series D                                  5.87        07/31/2008      26,144,508
                                                                                                                      -------------

TOTAL CORPORATE BONDS & NOTES (COST $26,033,712)                                                                         26,144,668
                                                                                                                      -------------

MUNICIPAL BONDS & NOTES: 2.41%

ARKANSAS: 0.12%
    1,485,614   Arkansas Development Finance Authority (Housing Revenue LOC)                 9.75        11/15/2014       1,626,658
                                                                                                                      -------------

CALIFORNIA: 0.25%
    3,225,000   Golden State Tobacco Securitization Corporation CA Series 2003 A1
                Prerefunded (Excise Tax Revenue) Section                                     6.25        06/01/2033       3,545,759
                                                                                                                      -------------

FLORIDA: 0.39%
    5,250,000   Seminole Tribe Florida Resort Gaming Facilities Project Prerefunded
                (Other Revenue) section                                                     11.50        10/01/2013       5,499,743
                                                                                                                      -------------

TEXAS: 1.65%
    5,405,000   Retama Texas Development Corporation (Other Revenue LOC)                    10.00        12/15/2020       7,692,072

   15,000,000   San Antonio TX Electric & Gas System (Electric Revenue)(+/-)Section          3.63        12/01/2027      15,280,050

                                                                                                                         22,972,122
                                                                                                                      -------------

TOTAL MUNICIPAL BONDS & NOTES (COST $33,732,749)                                                                         33,644,282
                                                                                                                      -------------

US TREASURY SECURITIES: 22.76%

US TREASURY BONDS: 11.84%
    6,505,000   US Treasury Bond<<                                                           4.38        02/15/2038       6,164,502
   10,300,000   US Treasury Bond<<                                                           5.00        05/15/2037      10,791,660
   32,535,000   US Treasury Bond<<                                                           6.00        02/15/2026      37,463,532
   11,250,000   US Treasury Bond<<                                                           7.13        02/15/2023      14,236,526
   40,250,000   US Treasury Bond<<                                                           7.50        11/15/2016      50,120,669
   34,340,000   US Treasury Bond<<                                                           8.75        05/15/2017      46,136,339

                                                                                                                        164,913,228
                                                                                                                      -------------

US TREASURY NOTES: 10.92%
   36,750,000   US Treasury Note<<                                                           2.75        02/28/2013      35,702,037
   20,735,000   US Treasury Note<<                                                           3.38        11/30/2012      20,760,919
   11,890,000   US Treasury Note<<                                                           4.25        09/30/2012      12,348,883

44 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

GOVERNMENT SECURITIES FUND

  PRINCIPAL     SECURITY NAME                                                           INTEREST RATE  MATURITY DATE      VALUE
US TREASURY NOTES (continued)
$  39,200,000   US Treasury Note<<                                                           4.25%        08/15/2014  $  40,627,115
   13,350,000   US Treasury Note<<                                                           4.25         11/15/2017     13,543,989
   28,595,000   US Treasury Note<<                                                          12.00         08/15/2013     29,133,387

                                                                                                                        152,116,330
                                                                                                                      -------------

TOTAL US TREASURY SECURITIES (COST $325,424,161)                                                                        317,029,558
                                                                                                                      -------------

COLLATERAL FOR SECURITIES LENDING: 48.94%

       SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 3.78%
   13,175,679   BlackRock Temporary #24 Money Market Fund                                                                13,175,679
   13,175,679   Daily Assets Fund Institutional                                                                          13,175,679
   13,175,679   Dreyfus Cash Management Fund                                                                             13,175,679
   13,175,679   Short-Term Investment Company Money Market Fund                                                          13,175,679

                                                                                                                         52,702,716
                                                                                                                      -------------

    PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS: 45.16%
$   5,067,569   Alpine Securitization Corporation++                                          2.66         06/03/2008      5,066,445
    5,067,569   Amstel Funding Corporation++                                                 2.48         06/19/2008      5,060,936
    7,347,975   Amstel Funding Corporation++                                                 2.65         06/05/2008      7,345,270
    4,434,123   Amsterdam Funding Corporation++                                              2.67         06/05/2008      4,432,478
      663,852   Apreco LLC++                                                                 2.65         06/16/2008        663,070
    4,307,433   Aspen Funding Corporation++                                                  2.47         06/02/2008      4,306,842
    5,067,569   Aspen Funding Corporation++                                                  2.63         06/09/2008      5,064,237
   11,402,030   Atlantic Asset Securitization Corporation++                                  2.40         06/02/2008     11,400,509
    5,067,569   Atlantic Asset Securitization Corporation++                                  2.47         06/13/2008      5,063,049
   82,347,992   Barclays Repurchase Agreement - 102% Collateralized by Mortgage-
                Backed Securities (Maturity Value $82,363,775)                               2.30         06/02/2008     82,347,992
    5,004,224   Barclays US Funding LLC                                                      2.45         06/05/2008      5,002,521
   12,668,922   BASF Finance Europe NV(+/-)++                                                2.81         10/17/2008     12,659,483
    5,067,569   Belmont Funding LLC++                                                        2.70         06/17/2008      5,061,108
    4,434,123   BNP Paribas                                                                  2.60         06/02/2008      4,433,482
    2,533,784   Bryant Bank Funding LLC++                                                    2.48         06/11/2008      2,531,864
    2,533,784   Bryant Bank Funding LLC++                                                    2.49         06/30/2008      2,528,548
    2,533,784   Bryant Bank Funding LLC++                                                    2.65         06/05/2008      2,532,852
    5,067,569   Cafco LLC                                                                    2.55         06/06/2008      5,065,415
    2,533,784   Cancara Asset Securitization Limited++                                       2.47         06/27/2008      2,529,091
    5,067,569   CBA (Delaware) Finance Incorporated                                          2.35         06/13/2008      5,063,268
    2,479,055   Chariot Funding LLC++                                                        2.48         06/10/2008      2,477,347
    5,954,393   Charta LLC++                                                                 2.65         06/05/2008      5,952,202
    5,893,020   Cheyne Finance LLC(+/-)++(i)//(a)                                            6.40         02/25/2008      4,242,974
    2,191,723   Ciesco LLC++                                                                 2.45         06/05/2008      2,190,978
    5,067,569   Ciesco LLC++                                                                 2.46         06/20/2008      5,060,643
    5,067,569   Clipper Receivables Corporation++                                            2.63         06/11/2008      5,063,496
    5,067,569   CRC Funding LLC++                                                            2.48         06/25/2008      5,058,841
    4,434,123   CRC Funding LLC++                                                            2.65         06/03/2008      4,433,143
   34,206,089   Credit Suisse First Boston Repurchase Agreement - 102%
                Collateralized by Mortgage-Backed Securities
                (Maturity Value $34,213,158)                                                 2.48         06/02/2008     34,206,089
   13,682,436   Danske Bank AS                                                               2.45         06/02/2008     13,682,436
   13,682,436   Danske Bank AS                                                               2.50         06/02/2008     13,682,436
   13,682,436   Danske Bank AS                                                               2.53         06/03/2008     13,682,436
   13,682,436   Deutsche Bank Repurchase Agreement - 102% Collateralized by Money
                Market Securities (Maturity Value $13,685,229)                               2.45         06/02/2008     13,682,436

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 45

GOVERNMENT SECURITIES FUND

  PRINCIPAL     SECURITY NAME                                                           INTEREST RATE  MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$  27,871,628   Deutsche Bank Repurchase Agreement - 102% Collateralized by
                Mortgage-Backed Securities (Maturity Value $ 27,877,086)                     2.35%        06/02/2008  $  27,871,628
    3,800,677   Ebbets Funding LLC++                                                         2.70         06/10/2008      3,797,826
    5,067,569   Enterprise Funding LLC++                                                     2.47         06/19/2008      5,060,963
    5,067,569   Enterprise Funding LLC++                                                     2.70         06/02/2008      5,066,809
    7,601,353   Erasmus Capital Corporation++                                                2.47         06/02/2008      7,600,310
    1,034,798   Erasmus Capital Corporation++                                                2.55         06/06/2008      1,034,358
    1,022,635   Erasmus Capital Corporation++                                                2.60         06/10/2008      1,021,897
    5,067,569   Eureka Securitization Incorporated++                                         2.47         06/06/2008      5,065,483
    5,194,258   Fairway Finance Corporation++                                                2.43         06/11/2008      5,190,401
    5,067,569   Falcon Asset Securitization Corporation++                                    2.41         06/24/2008      5,059,427
    3,800,677   Falcon Asset Securitization Corporation++                                    2.47         06/02/2008      3,800,155
    4,712,839   Fortis Bank NY                                                               2.50         06/05/2008      4,712,839
    5,067,569   Gemini Securitization Incorporated++                                         2.53         06/20/2008      5,060,446
    5,384,292   Gemini Securitization Incorporated++                                         2.73         06/03/2008      5,383,067
    4,054,055   General Electric Capital Assurance Company(+/-)                              2.59         06/16/2008      4,054,055
    3,857,687   Govco Incorporated++                                                         2.65         06/04/2008      3,856,551
    6,334,461   Grampian Funding Limited++                                                   2.40         06/03/2008      6,333,194
    5,067,569   Grampian Funding Limited++                                                   2.55         06/23/2008      5,059,313
    8,868,245   ING (USA) Annuity & Life Insurance Company(+/-)(i)                           2.59         10/16/2008      8,868,245
    3,479,646   Jupiter Securitization Corporation++                                         2.45         06/03/2008      3,478,936
    5,067,569   Jupiter Securitization Corporation++                                         2.47         06/05/2008      5,065,830
    2,533,784   Jupiter Securitization Corporation++                                         2.60         06/04/2008      2,533,052
    5,067,569   Kitty Hawk Funding Corporation++                                             2.45         06/12/2008      5,063,430
    3,800,677   Liberty Street Funding Corporation++                                         2.50         06/02/2008      3,800,149
    3,293,920   Liberty Street Funding Corporation++                                         2.59         06/13/2008      3,290,839
    1,646,960   Liberty Street Funding Corporation++                                         2.75         06/05/2008      1,646,331
    6,334,461   Mazarin Funding Corporation(+/-)++                                           2.45         08/04/2008      6,318,916
    6,334,461   MetLife Global Funding I(+/-)++                                              2.43         10/21/2008      6,333,422
    5,067,569   Mont Blanc Capital Corporation++                                             2.49         06/23/2008      5,059,507
    3,895,693   Morgan Stanley(+/-)                                                          2.64         10/15/2008      3,893,407
    6,334,461   Natexis Banques Populaires(+/-)++                                            2.74         09/08/2008      6,310,263
    2,533,784   Nieuw Amsterdam Receivables Corporation++                                    2.45         06/25/2008      2,529,473
    2,539,105   Nieuw Amsterdam Receivables Corporation++                                    2.55         06/04/2008      2,538,386
    6,103,380   Old Line Funding Corporation++                                               2.58         06/09/2008      6,099,458
    5,067,569   Park Avenue Receivable Corporation++                                         2.42         06/27/2008      5,058,371
    4,560,812   Picaros Funding LLC++                                                        2.65         06/05/2008      4,559,133
    4,510,136   Premium Asset Trust(+/-)++(i)                                                2.87         07/15/2008      4,506,822
    5,067,569   Ranger Funding Corporation++                                                 2.55         06/04/2008      5,066,133
    2,164,865   RBS Citizen (Grand Cayman) NA                                                2.19         06/02/2008      2,164,865
    5,028,548   Regency Markets #1 LLC++                                                     2.48         06/17/2008      5,022,659
    5,447,636   Royal Bank of Scotland plc                                                   2.43         06/09/2008      5,444,327
    5,067,569   Scaldis Capital Limited++                                                    2.50         06/26/2008      5,058,419
    5,067,569   Sheffield Receivables Corporation++                                          2.50         06/16/2008      5,061,938
    5,067,569   Sheffield Receivables Corporation++                                          2.55         06/04/2008      5,066,133
    5,004,224   Societe Generale North America Incorporated                                  2.61         06/06/2008      5,002,047
    5,067,569   Solitaire Funding LLC++                                                      2.50         06/12/2008      5,063,346
   10,135,137   Stanfield Victoria Funding LLC(+/-)++(i)//(a)                                5.73         04/03/2008      8,310,813
    1,773,649   Surrey Funding Corporation++                                                 2.65         06/09/2008      1,772,474
    4,269,427   Surrey Funding Corporation++                                                 2.92         06/03/2008      4,268,388
    1,646,960   Surrey Funding Corporation                                                   3.00         06/02/2008      1,646,685
    5,067,569   Thames Asset Global Securitization #1 Incorporated                           2.57         06/16/2008      5,061,780
    5,067,569   Thunder Bay Funding Incorporated++                                           2.50         06/27/2008      5,058,067
    5,067,569   Ticonderoga Funding Limited++                                                2.40         06/17/2008      5,061,825
   25,337,844   Transamerica Occidental Life Insurance(+/-)(i)                               2.58         10/31/2008     25,337,844
    5,067,569   Tulip Funding Corporation++                                                  2.45         06/25/2008      5,058,947
    6,334,461   UniCredito Italiano Bank (Ireland) Series LIB(+/-)++                         2.65         10/08/2008      6,332,092

46 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

GOVERNMENT SECURITIES FUND

  PRINCIPAL     SECURITY NAME                                                         INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$   1,266,892   Versailles CDS LLC++                                                       2.85%        06/05/2008   $   1,266,391
    3,040,541   Versailles CDS LLC++                                                       3.00         06/03/2008       3,039,781
    6,334,461   Victoria Finance LLC(+/-)++(i)//(a)                                        2.55         08/07/2008       5,194,258
    6,334,461   Victoria Finance  LLC(+/-)(i)//(a)                                         5.56         05/02/2008       5,194,258
    5,067,569   Windmill Funding Corporation++                                             2.50         06/16/2008       5,061,938
    2,240,879   Yorktown Capital LLC++                                                     2.43         06/17/2008       2,238,307
    2,533,784   Yorktown Capital LLC++                                                     2.53         06/19/2008       2,530,400

                                                                                                                       628,940,724
                                                                                                                    --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $686,999,727)                                                            681,643,440
                                                                                                                    --------------

       SHARES

SHORT-TERM INVESTMENTS: 2.16%
   29,034,808   Wells Fargo Advantage Money Market Trust>++                                                             29,034,808
                                                                                                                    --------------

    PRINCIPAL

US TREASURY BILLS: 0.08%
$   1,060,000   US Treasury Bill/#                                                         1.18         07/17/2008       1,057,668
                                                                                                                    --------------

TOTAL SHORT-TERM INVESTMENTS (COST $30,093,251)                                                                         30,092,476
                                                                                                                    --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,323,707,332)*                                     165.23%                                                  $2,301,462,169

Other Assets and Liabilities, Net                          (65.23)                                                    (908,617,734)
                                                         --------                                                   --------------

TOTAL NET ASSETS                                           100.00%                                                  $1,392,844,435
                                                         --------                                                   --------------

----------

<<       All or a portion of this security is on loan.

(+/-)    Variable rate investments.

%%       Securities issued on a when-issued (TBA) basis. (See Note 2)

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

Section These securities are subject to a demand feature which reduces the effective maturity.

(i)      Illiquid security.

// This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

++ Short-term security of an affiliate of the Fund with a cost of $29,034,808.

/        Zero coupon bond. Interest rate presented is yield to maturity.

#        Security pledged as collateral for futures transactions. (See Note 2)

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

* Cost for federal income tax purposes is $2,326,071,983 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                            $ 13,108,606
Gross unrealized depreciation                             (37,718,419)
                                                         ------------
Net unrealized appreciation (depreciation)               $(24,609,813)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 47

HIGH INCOME FUND

  PRINCIPAL     SECURITY NAME                                                           INTEREST RATE  MATURITY DATE      VALUE
CORPORATE BONDS & NOTES: 86.61%

AMUSEMENT & RECREATION SERVICES: 1.69%
$   1,690,000   Mashantucket Western Pequot Tribe++<<                                        8.50%        11/15/2015   $  1,563,250
    2,320,000   Single Springs Tribal Gaming Authority++                                     9.38         06/15/2015      2,024,200
    1,222,000   Town Sports International Incorporated/                                     10.61         02/01/2014      1,151,735

                                                                                                                          4,739,185
                                                                                                                       ------------

AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.59%
    1,785,000   TRW Automotive Incorporated++                                                7.25         03/15/2017      1,668,975
                                                                                                                       ------------

BUSINESS SERVICES: 4.27%
    2,508,742   Coso Geothermal Power Holdings++                                             7.00         07/15/2026      2,308,796
    3,295,000   Deluxe Corporation                                                           7.38         06/01/2015      3,002,569
    2,360,000   Lamar Media Corporation Series C                                             6.63         08/15/2015      2,224,300
    1,680,000   Penhall International Corporation++                                         12.00         08/01/2014      1,260,000
    1,490,000   Rainbow National Services LLC++<<                                           10.38         09/01/2014      1,594,300
    1,540,000   SunGard Data Systems Incorporated<<                                          9.13         08/15/2013      1,586,200

                                                                                                                         11,976,165
                                                                                                                       ------------

CASINO & GAMING: 4.80%
    1,980,000   MGM Mirage Incorporated                                                      7.63         01/15/2017      1,742,400
    2,050,000   Penn National Gaming Incorporated                                            6.75         03/01/2015      2,034,625
    1,750,000   Pinnacle Entertainment                                                       8.25         03/15/2012      1,763,125
    2,322,000   Pokagon Gaming Authority++<<                                                10.38         06/15/2014      2,513,565
    1,850,000   Tunica-Biloxi Gaming AU++                                                    9.00         11/15/2015      1,803,750
    2,110,000   Turning Stone Casino Resort Enterprise++                                     9.13         12/15/2010      2,099,450
    1,557,000   Waterford Gaming LLC++                                                       8.63         09/15/2014      1,504,451

                                                                                                                         13,461,366
                                                                                                                       ------------

CHEMICALS & ALLIED PRODUCTS: 1.06%
    1,710,000   Mosaic Company++                                                             7.88         12/01/2016      1,855,350
    1,100,000   Nalco Company                                                                7.75         11/15/2011      1,122,000

                                                                                                                          2,977,350
                                                                                                                       ------------

COAL MINING: 2.04%
    3,145,000   Foundation PA Coal Company<<                                                 7.25         08/01/2014      3,223,625
    2,545,000   Massey Energy Company                                                        6.88         12/15/2013      2,506,825

                                                                                                                          5,730,450
                                                                                                                       ------------

COMMUNICATIONS: 12.04%
    2,455,000   American Tower Corporation++<<                                               7.00         10/15/2017      2,448,863
    2,240,000   CCH II LLC/CCH II Capital Corporation<<                                     10.25         10/01/2013      2,077,600
    2,535,000   Charter Communications Incorporated++<<                                     10.88         09/15/2014      2,712,450
    2,130,000   Citizens Communications Company                                              6.25         01/15/2013      2,002,200
    1,735,000   CSC Holdings Incorporated++                                                  8.50         06/15/2015      1,735,000
    2,475,000   DIRECTV Holdings LLC++                                                       7.63         05/15/2016      2,465,719
    1,930,000   EchoStar DBS Corporation++                                                   7.75         05/31/2015      1,920,350
    1,900,000   Embarq Corporation                                                           7.08         06/01/2016      1,847,674
    2,645,000   Embarq Corporation                                                           8.00         06/01/2036      2,558,583
    1,985,000   L-3 Communications Corporation                                               6.38         10/15/2015      1,913,044
    2,110,000   MediaCom Broadband LLC                                                       8.50         10/15/2015      1,914,825
    2,320,000   Paxson Communications++(+/-)                                                 8.96         01/15/2013      1,461,600
    4,285,000   Qwest Corporation                                                            7.50         10/01/2014      4,263,575
    3,350,000   Sprint Nextel Corporation                                                    6.00         12/01/2016      2,763,750
    1,630,000   Windstream Corporation                                                       8.63         08/01/2016      1,685,013

                                                                                                                         33,770,246
                                                                                                                       ------------

48 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

HIGH INCOME FUND

  PRINCIPAL     SECURITY NAME                                                           INTEREST RATE  MATURITY DATE      VALUE
DEPOSITORY INSTITUTIONS: 2.36%
$   2,430,000   Axcan Intermediate Holdings Incorporated++                                   9.25%        03/01/2015   $  2,442,150
    2,525,000   Citigroup Incorporated(+/-)                                                  8.40         04/29/2049      2,503,007
    1,685,000   JPMorgan Chase & Company Series 1(+/-)                                       7.90         04/29/2049      1,677,535

                                                                                                                          6,622,692
                                                                                                                       ------------

EATING & DRINKING PLACES: 0.77%
    2,105,000   ARAMARK Corporation<<                                                        8.50         02/01/2015      2,154,994
                                                                                                                       ------------

EDUCATIONAL SERVICES: 0.56%
    1,650,000   Education Management LLC<<                                                  10.25         06/01/2016      1,571,625
                                                                                                                       ------------

ELECTRIC, GAS & SANITARY SERVICES: 9.78%
    2,120,000   Allied Waste North America Incorporated<<                                    6.88         06/01/2017      2,051,100
    2,200,000   Allied Waste North America Incorporated                                      7.25         03/15/2015      2,183,500
    1,680,000   Edison Mission Energy                                                        7.75         06/15/2016      1,722,000
    2,735,000   Edison Misson Energy                                                         7.20         05/15/2019      2,666,625
    1,770,000   Inergy LP/Inergy Finance Corporation                                         6.88         12/15/2014      1,708,050
    2,460,000   IPALCO Enterprises Incorporated++<<                                          7.25         04/01/2016      2,460,000
    1,950,000   Mirant North America LLC                                                     7.38         12/31/2013      1,964,625
    3,210,000   NRG Energy Incorporated<<                                                    7.38         02/01/2016      3,129,750
    2,100,000   NRG Energy Incorporated<<                                                    7.38         01/15/2017      2,052,750
      855,000   PNM Resources Incorporated                                                   9.25         05/15/2015        887,063
    2,870,000   Sierra Pacific Resources                                                     6.75         08/15/2017      2,765,733
    3,480,000   Tennessee Gas Pipeline Company                                               8.38         06/15/2032      3,859,640

                                                                                                                         27,450,836
                                                                                                                       ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 0.75%
    2,115,000   Hexcel Corporation                                                           6.75         02/01/2015      2,109,713
                                                                                                                       ------------

ENERGY: 0.34%
    1,000,000   White Pine Hydro Portfolio++                                                 7.26         07/20/2015        946,942
                                                                                                                       ------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 0.89%
    2,465,000   US Oncology Incorporated<<                                                   9.00         08/15/2012      2,492,731
                                                                                                                       ------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.18%
    3,310,000   Ball Corporation                                                             6.63         03/15/2018      3,301,725
                                                                                                                       ------------

FOOD & KINDRED PRODUCTS: 0.77%
    1,329,852   Parmalat Bakery Series A2++(i)                                               5.00         07/09/2012      1,077,180
    1,329,852   Parmalat Dairy Series A1++(i)                                                5.00         07/09/2010      1,077,180

                                                                                                                          2,154,360
                                                                                                                       ------------

HEALTH SERVICES: 5.25%
    2,590,000   Alliance Imaging Incorporated Series B                                       7.25         12/15/2012      2,525,250
    3,385,000   Community Health Systems Incorporated Series WI                              8.88         07/15/2015      3,490,781
    2,560,000   DaVita Incorporated<<                                                        7.25         03/15/2015      2,502,400
    2,520,000   HCA Incorporated                                                             9.25         11/15/2016      2,661,750
    3,360,000   HCA Incorporated                                                             9.63         11/15/2016      3,544,800

                                                                                                                         14,724,981
                                                                                                                       ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 1.86%
    1,065,000   Actuant Corporation                                                          6.88         06/15/2017      1,067,663
    2,390,000   Case New Holland Incorporated<<                                              7.13         03/01/2014      2,413,900
    1,690,000   Terex Corporation                                                            8.00         11/15/2017      1,728,025

                                                                                                                          5,209,588
                                                                                                                       ------------

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 49

HIGH INCOME FUND

  PRINCIPAL     SECURITY NAME                                                           INTEREST RATE  MATURITY DATE      VALUE

JUSTICE, PUBLIC ORDER & SAFETY: 0.91%
$   2,600,000   Corrections Corporation of America                                           6.25%        03/15/2013   $  2,561,000
                                                                                                                       ------------

LEGAL SERVICES: 1.06%
    2,855,000   FTI Consulting Incorporated                                                  7.75         10/01/2016      2,962,063
                                                                                                                       ------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
GOODS: 0.59%
    1,660,000   Invacare Corporation                                                         9.75         02/15/2015      1,660,000
                                                                                                                       ------------

METAL MINING: 1.93%
    3,390,000   Freeport-McMoRan Copper & Gold Incorporated                                  8.38         04/01/2017      3,644,250
    2,020,000   Noranda Aluminum Acquisition Corporation++(+/-)                              6.83         05/15/2015      1,772,550

                                                                                                                          5,416,800
                                                                                                                       ------------

MISCELLANEOUS MANUFACTURING INDUSTRIES: 1.31%
    2,405,000   ALH Finance LLC/ALH Finance Corporation<<                                    8.50         01/15/2013      2,254,688
    1,735,000   Clarke American Corporation                                                  9.50         05/15/2015      1,422,700

                                                                                                                          3,677,388
                                                                                                                       ------------

MOTION PICTURES: 0.86%
    2,330,000   AMC Entertainment Incorporated Series B                                      8.63         08/15/2012      2,411,550
                                                                                                                       ------------

NON-DEPOSITORY CREDIT INSTITUTIONS: 1.73%
    1,460,000   Ford Motor Credit Company LLC                                                7.00         10/01/2013      1,227,790
    1,245,000   Ford Motor Credit Company LLC                                                8.00         12/15/2016      1,045,207
    2,110,000   GMAC LLC                                                                     6.63         05/15/2012      1,701,002
    1,140,000   GMAC LLC                                                                     8.00         11/01/2031        873,332

                                                                                                                          4,847,331
                                                                                                                       ------------

OIL & GAS EXTRACTION: 9.40%
    1,770,000   Chesapeake Energy Corporation                                                6.25         01/15/2018      1,659,375
    3,450,000   Chesapeake Energy Corporation                                                6.38         06/15/2015      3,303,375
    2,105,000   Complete Production Services Incorporated                                    8.00         12/15/2016      2,131,313
    2,550,000   Forest Oil Corporation                                                       7.25         06/15/2019      2,505,375
    2,825,000   Hilcorp Energy++                                                             7.75         11/01/2015      2,761,438
    2,530,000   Key Energy Services Incorporated++                                           8.38         12/01/2014      2,612,225
    1,650,000   National Oilwell Varco Incorporated Series B                                 6.13         08/15/2015      1,644,613
    2,605,000   Pride International Incorporated                                             7.38         07/15/2014      2,650,588
      425,000   Range Resources Corporation                                                  7.25         05/01/2018        431,375
    2,520,000   Range Resources Corporation                                                  7.50         05/15/2016      2,570,400
    2,000,000   SandRidge Energy Incorporated++                                              8.63         04/01/2015      2,055,000
    2,025,000   Southwestern Energy Company++                                                7.50         02/01/2018      2,045,866

                                                                                                                         26,370,943
                                                                                                                       ------------

PAPER & ALLIED PRODUCTS: 3.73%
    2,135,000   Appleton Papers Incorporated Series B                                        9.75         06/15/2014      2,038,925
    2,220,000   Graham Packaging Company Incorporated                                        8.50         10/15/2012      2,153,400
    2,485,000   P.H. Glatfelter Company                                                      7.13         05/01/2016      2,438,406
    1,605,000   Rock-Tenn Company                                                            8.20         08/15/2011      1,669,200
      425,000   Rock-Tenn Company++                                                          9.25         03/15/2016        448,375
    1,685,000   Verso Paper Holdings LLC                                                     9.13         08/01/2014      1,731,338

                                                                                                                         10,479,644
                                                                                                                       ------------

PERSONAL SERVICES: 0.96%
    2,765,000   Service Corporation International Series WI                                  7.00         06/15/2017      2,682,050
                                                                                                                       ------------

50 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

HIGH INCOME FUND

  PRINCIPAL     SECURITY NAME                                                           INTEREST RATE  MATURITY DATE      VALUE
PETROLEUM REFINING & RELATED INDUSTRIES: 0.46%
$   1,280,000   Petrohawk Energy Corporation++                                               7.88%        06/01/2015   $  1,278,400
                                                                                                                       ------------

PIPELINES: 1.47%
      845,000   Dynegy Holdings Incorporated                                                 7.75         06/01/2019        800,638
    1,690,000   Dynegy Holdings Incorporated                                                 8.38         05/01/2016      1,698,450
    1,505,000   Williams Companies Incorporated                                              7.63         07/15/2019      1,615,994

                                                                                                                          4,115,082
                                                                                                                       ------------

PRIMARY METAL INDUSTRIES: 0.96%
    1,680,000   Belden CDT Incorporated                                                      7.00         03/15/2017      1,638,000
    1,060,000   Steel Dynamics Incorporated++                                                7.75         04/15/2016      1,062,650

                                                                                                                          2,700,650
                                                                                                                       ------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES: 1.34%
    2,840,000   Idearc Incorporated                                                          8.00         11/15/2016      2,030,600
    1,685,000   Nielsen Finance LLC/Nielsen Finance Company<<                               10.00         08/01/2014      1,737,656

                                                                                                                          3,768,256
                                                                                                                       ------------

REAL ESTATE INVESTMENT TRUSTS (REITS): 2.98%
    2,135,000   Reckson Operating Partnership LP                                             6.00         03/31/2016      1,796,308
    2,110,000   Rouse Company LP++                                                           6.75         05/01/2013      1,889,530
    4,715,000   Ventas Realty LP<<                                                           6.75         04/01/2017      4,667,850

                                                                                                                          8,353,688
                                                                                                                       ------------

RENTAL AUTO/EQUIPMENT: 1.27%
    2,630,000   Avis Budget Car Rental LLC                                                   7.75         05/15/2016      2,255,225
    1,315,000   Hertz Corporation                                                            8.88         01/01/2014      1,308,425

                                                                                                                          3,563,650
                                                                                                                       ------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.63%
    1,654,000   The Goodyear Tire & Rubber Company<<                                         9.00         07/01/2015      1,773,915
                                                                                                                       ------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS: 1.34%
   3,680,000   Owens-Illinois Incorporated                                                   7.80         05/15/2018      3,772,000
                                                                                                                       ------------

TEXTILE MILL PRODUCTS: 1.52%
    2,190,000   Interface Incorporated                                                       9.50         02/01/2014      2,288,550
    2,095,000   Perry Ellis International Incorporated Series B                              8.88         09/15/2013      1,985,013

                                                                                                                          4,273,563
                                                                                                                       ------------

TRANSPORTATION EQUIPMENT: 1.16%
    2,530,000   General Motors Corporation<<                                                 8.38         07/15/2033      1,733,050
    1,690,000   Lear Corporation Series B                                                    8.75         12/01/2016      1,533,675

                                                                                                                          3,266,725
                                                                                                                       ------------

TOTAL CORPORATE BONDS & NOTES (COST $249,804,254)                                                                       242,998,622
                                                                                                                       ------------

FOREIGN CORPORATE BONDS: 4.25%
    1,840,000   FMC Finance III SA                                                           6.88         07/15/2017      1,821,600
    3,090,000   Ineos Group Holdings plc++<<                                                 8.50         02/15/2016      2,402,475
    1,545,000   Intelsat (Bermuda) Limited                                                   9.25         06/15/2016      1,560,450
    3,380,000   Intelsat (Bermuda) Limited                                                  11.25         06/15/2016      3,447,600
      840,000   NXP BV                                                                       7.88         10/15/2014        814,800
    1,760,000   Videotron Limited++                                                          9.13         04/15/2018      1,883,200

TOTAL FOREIGN CORPORATE BONDS@ (COST $12,745,664)                                                                        11,930,125
                                                                                                                       ------------

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 51


HIGH INCOME FUND

 PRINCIPAL   SECURITY NAME                                                  INTEREST RATE   MATURITY DATE      VALUE
TERM LOANS: 1.36%
$ 1,000,000  Dex Media West LLC Term Loan                                        4.45%        03/09/2010    $   990,750
  1,000,000  Dex Media West LLC Term Loan                                        4.45         03/09/2010        990,750
  1,955,000  Georgia Pacific Corporation 1st Lien Term Loan B                    6.88         12/20/2012      1,846,746

TOTAL TERM LOANS (COST $3,862,500)                                                                            3,828,246
                                                                                                            -----------
COLLATERAL FOR SECURITIES LENDING: 10.45%

   SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.89%
    621,456  BlackRock Temporary #24 Money Market Fund                                                          621,456
    621,456  Daily Assets Fund Institutional                                                                    621,456
    621,456  Dreyfus Cash Management Fund                                                                       621,456
    621,456  Short-Term Investment Company Money Market Fund                                                    621,456

                                                                                                              2,485,824
                                                                                                            -----------
  PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS: 9.56%
$   201,771  Alpine Securitization Corporation++                                 2.47         06/11/2008        201,619
    242,126  Amstel Funding Corporation++                                        2.48         06/19/2008        241,809
    363,188  Amstel Funding Corporation++                                        2.65         06/05/2008        363,055
    201,771  Amsterdam Funding Corporation++                                     2.67         06/05/2008        201,697
     35,108  Apreco LLC++                                                        2.65         06/19/2008         35,059
    221,948  Aspen Funding Corporation++                                         2.42         06/18/2008        221,680
    225,984  Aspen Funding Corporation++                                         2.47         06/02/2008        225,953
    605,314  Atlantic Asset Securitization Corporation++                         2.40         06/02/2008        605,233
    201,771  Atlantic Asset Securitization Corporation++                         2.48         06/10/2008        201,632
    201,771  Banco Santander Totta Loan++(+/-)                                   2.52         10/15/2008        201,642
    201,771  Bank of Ireland++(+/-)                                              2.67         10/14/2008        201,699
  3,430,113  Barclays Repurchase Agreement - 102% Collateralized by
             Mortgage-Backed Securities (Maturity Value $ 3,430,770)             2.30         06/02/2008      3,430,113
    217,913  Barclays US Funding LLC                                             2.45         06/05/2008        217,839
    242,126  Beagle Funding LLC++                                                2.74         06/04/2008        242,052
    188,858  BNP Paribas                                                         2.60         06/02/2008        188,831
     80,709  Bryant Bank Funding LLC++                                           2.48         06/11/2008         80,647
    161,417  Bryant Bank Funding LLC++                                           2.49         06/30/2008        161,083
     80,709  Bryant Bank Funding LLC++                                           2.65         06/05/2008         80,679
    189,665  Cafco LLC                                                           2.48         06/11/2008        189,521
    137,205  Cancara Asset Securitization Limited++                              2.47         06/27/2008        136,950
    155,969  CBA (Delaware) Finance Incorporated                                 2.35         06/13/2008        155,837
    254,232  Charta LLC++                                                        2.65         06/05/2008        254,138
    428,111  Cheyne Finance LLC++(+/-)(a)(i)\\                                   6.40         02/25/2008        308,240
    329,252  Cheyne Finance LLC++(+/-)(a)(i)\\                                   6.48         05/19/2008        237,061
    242,126  Ciesco LLC++                                                        2.46         06/20/2008        241,795
    201,771  Clipper Receivables Corporation++                                   2.63         06/11/2008        201,609
    242,126  CRC Funding LLC++                                                   2.48         06/25/2008        241,709
    201,771  CRC Funding LLC++                                                   2.65         06/03/2008        201,727
  1,509,250  Credit Suisse First Boston Repurchase Agreement - 102%
             Collateralized by Mortgage-Backed Securities (Maturity
             Value $1,509,562)                                                   2.48         06/02/2008      1,509,250
    605,314  Danske Bank AS                                                      2.45         06/02/2008        605,314
    605,314  Danske Bank AS                                                      2.50         06/02/2008        605,314
    605,314  Danske Bank AS                                                      2.53         06/03/2008        605,314
  1,049,211  Deutsche Bank Repurchase Agreement - 102% Collateralized
             by Mortgage-Backed Securities (Maturity Value $1,049,416)           2.35         06/02/2008      1,049,211
    605,314  Deutsche Bank Repurchase Agreement - 102% Collateralized
             by Money Market Securities (Maturity Value $ 605,438)               2.45         06/02/2008        605,314

52 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

HIGH INCOME FUND

PRINCIPAL   SECURITY NAME                                                   INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 121,063   Ebbets Funding LLC++                                                 2.70%        06/10/2008     $  120,972
  243,312   Enterprise Funding LLC++                                             2.47         06/19/2008        242,995
  217,913   Enterprise Funding LLC++                                             2.70         06/02/2008        217,880
  403,543   Erasmus Capital Corporation++                                        2.47         06/02/2008        403,487
   64,567   Erasmus Capital Corporation++                                        2.55         06/06/2008         64,539
   64,567   Erasmus Capital Corporation++                                        2.60         06/10/2008         64,520
  161,417   Eureka Securitization Incorporated++                                 2.47         06/06/2008        161,351
  141,240   Fairway Finance Corporation++                                        2.43         06/11/2008        141,135
   80,709   Fairway Finance Corporation                                          2.49         06/06/2008         80,675
  250,955   Falcon Asset Securitization Corporation++                            2.41         06/24/2008        250,552
  209,931   Falcon Asset Securitization Corporation++                            2.47         06/02/2008        209,902
  206,614   Fortis Bank NY                                                       2.50         06/05/2008        206,614
  242,126   Gemini Securitization Incorporated++                                 2.53         06/20/2008        241,785
  232,037   Gemini Securitization Incorporated++                                 2.73         06/03/2008        231,984
  175,541   Govco Incorporated++                                                 2.65         06/04/2008        175,489
  201,771   Grampian Funding Limited++                                           2.40         06/03/2008        201,731
  242,126   Grampian Funding Limited++                                           2.55         06/23/2008        241,731
  524,605   ING (USA) Annuity & Life Insurance Company(+/-)(i)                   2.59         10/16/2008        524,605
   80,709   Jupiter Securitization Corporation++                                 2.47         06/05/2008         80,681
  159,537   Jupiter Securitization Corporation++                                 2.47         06/09/2008        159,438
   48,215   Jupiter Securitization Corporation++                                 2.47         06/10/2008         48,182
  201,771   Kitty Hawk Funding Corporation++                                     2.45         06/12/2008        201,607
  201,771   Liberty Street Funding Corporation++                                 2.50         06/02/2008        201,743
  137,205   Liberty Street Funding Corporation++                                 2.59         06/13/2008        137,076
   68,602   Liberty Street Funding Corporation++                                 2.75         06/05/2008         68,576
  403,543   Links Finance LLC++(+/-)                                             2.45         08/15/2008        402,100
  605,314   Mazarin Funding Corporation++(+/-)                                   2.45         08/04/2008        603,829
  242,126   Mont Blanc Capital Corporation++                                     2.49         06/23/2008        241,740
   37,328   Morgan Stanley(+/-)                                                  2.64         10/15/2008         37,306
   80,709   Nieuw Amsterdam Receivables Corporation++                            2.45         06/25/2008         80,571
  161,417   Nieuw Amsterdam Receivables Corporation++                            2.48         06/16/2008        161,239
  403,543   Northern Rock plc++(+/-)                                             2.76         10/03/2008        401,986
  221,948   Old Line Funding Corporation++                                       2.47         06/16/2008        221,705
  242,126   Park Avenue Receivable Corporation++                                 2.42         06/27/2008        241,686
  197,736   Picaros Funding LLC++                                                2.65         06/05/2008        197,663
  201,771   Ranger Funding Corporation++                                         2.46         06/13/2008        201,592
  130,740   RBS Citizen (Grand Cayman) NA                                        2.19         06/02/2008        130,740
  242,126   Regency Markets #1 LLC++                                             2.47         06/17/2008        241,843
  242,126   Scaldis Capital Limited++                                            2.50         06/26/2008        241,688
  242,126   Sheffield Receivables Corporation++                                  2.50         06/16/2008        241,857
  242,126   Sheffield Receivables Corporation++                                  2.55         06/04/2008        242,057
  217,913   Societe Generale North America Incorporated                          2.61         06/06/2008        217,818
  201,771   Solitaire Funding LLC++                                              2.50         06/12/2008        201,603
  250,196   Stanfield Victoria Funding LLC++(+/-)(a)(i)\\                        5.73         04/03/2008        205,161
  403,543   Stanfield Victoria Funding LLC++(+/-)(a)(i)\\                        5.95         02/15/2008        330,905
   80,709   Surrey Funding Corporation++                                         2.65         06/09/2008         80,655
  185,630   Surrey Funding Corporation++                                         2.92         06/03/2008        185,584
   71,024   Surrey Funding Corporation                                           3.00         06/02/2008         71,012
  221,948   Thames Asset Global Securitization #1 Incorporated                   2.57         06/16/2008        221,695
  221,948   Thunder Bay Funding Incorporated                                     2.48         06/18/2008        221,673
  201,771   Ticonderoga Funding Limited++                                        2.70         06/02/2008        201,741
  242,126   Tulip Funding Corporation++                                          2.45         06/25/2008        241,714
  201,771   UniCredito Italiano Bank (Ireland)++(+/-)                            2.54         10/14/2008        201,687
  201,771   UniCredito Italiano Bank (Ireland) Series LIB++(+/-)                 2.65         10/08/2008        201,696
  121,063   Versailles CDS LLC++                                                 3.00         06/03/2008        121,033
  201,771   Victoria Finance LLC++(+/-)(a)(i)\\                                  2.55         08/07/2008        165,452

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 53

HIGH INCOME FUND

PRINCIPAL  SECURITY NAME                                                    INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    347,047   Victoria Finance LLC++(+/-)(a)(i)\\                               2.83%        07/28/2008    $    284,578
     403,543   White Pine Finance LLC++(+/-)(a)(i)\\                             5.43         02/22/2008         370,049
     242,126   Windmill Funding Corporation++                                    2.50         06/16/2008         241,857
     242,126   Yorktown Capital LLC++                                            2.53         06/19/2008         241,802
                                                                                                              26,827,193
                                                                                                            ------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $29,803,639)                                                    29,313,017
                                                                                                            ------------
  SHARES

SHORT-TERM INVESTMENTS: 5.52%
  15,482,932   Wells Fargo Advantage Money Market Trust>+++                                                   15,482,932
                                                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS (COST $ 15,482,932)                                                              15,482,932
                                                                                                            ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $311,698,989)*                                             108.19%                                    $303,552,942
Other Assets and Liabilities, Net                                 (8.19)                                     (22,973,023)
                                                                 ------                                     ------------
TOTAL NET ASSETS                                                 100.00%                                    $280,579,919
                                                                 ------                                     ------------

----------

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

<<    All or a portion of this security is on loan.

\     Zero coupon bond. Interest rate presented is yield to maturity.

(+/-) Variable rate investments.

@     Foreign bond principal is denominated in US dollars.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)   Illiquid security.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

++ Short-term security of an affiliate of the Fund with a cost of $15,482,932.

* Cost for federal income tax purposes is $311,698,989 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                   $   2,716,912
Gross unrealized depreciation                     (10,862,959)
                                                -------------
Net unrealized appreciation (depreciation)      $  (8,146,047)

The accompanying notes are an integral part of these financial statements.

54 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

SHORT-TERM BOND FUND

 PRINCIPAL    SECURITY NAME                                                 INTEREST RATE   MATURITY DATE      VALUE
AGENCY NOTES - INTEREST BEARING: 1.40%
$ 5,000,000   FHLMC<<                                                            4.75%        01/18/2011    $  5,152,745

TOTAL AGENCY NOTES - INTEREST BEARING (COST $ 4,984,228)                                                       5,152,745
                                                                                                            ------------
AGENCY SECURITIES: 6.85%

FEDERAL HOME LOAN MORTGAGE CORPORATION: 1.49%
    305,000   FHLMC<<                                                            5.25         07/18/2011         318,023
        741   FHLMC #160089                                                     10.75         09/01/2009             768
      9,498   FHLMC #170151                                                     10.50         01/01/2016          10,671
      1,220   FHLMC #183254                                                      9.50         03/01/2011           1,298
      8,903   FHLMC #1B0123(+/-)                                                 7.28         09/01/2031           8,912
      6,502   FHLMC #1B0128(+/-)                                                 7.28         09/01/2031           6,508
      8,046   FHLMC #255531                                                     10.25         07/01/2009           8,137
      2,613   FHLMC #360016                                                     10.50         11/01/2017           2,969
      3,064   FHLMC #360056                                                     10.50         02/01/2019           3,561
      1,798   FHLMC #360057                                                     10.50         03/01/2019           2,099
      2,140   FHLMC #360059                                                     10.50         04/01/2019           2,490
      1,332   FHLMC #360061                                                     10.50         05/01/2019           1,551
     21,594   FHLMC #360063                                                     10.50         06/01/2019          24,989
      3,659   FHLMC #360065                                                     10.50         07/01/2019           4,245
    663,319   FHLMC #555316                                                      9.00         06/01/2019         723,252
    427,147   FHLMC #555408                                                     10.50         08/01/2018         484,085
    581,016   FHLMC #555500                                                      8.50         09/01/2017         626,430
    720,345   FHLMC #555514                                                      9.00         10/01/2019         801,874
     21,457   FHLMC #786823(+/-)                                                 6.97         07/01/2029          21,786
    128,670   FHLMC #789272(+/-)                                                 6.69         04/01/2032         128,944
    346,679   FHLMC #865496(+/-)                                                 6.24         05/01/2026         353,011
    458,332   FHLMC #A01734                                                      9.00         08/01/2018         503,197
    777,216   FHLMC #G01126                                                      9.50         12/01/2022         865,398
    111,216   FHLMC #G10747                                                      7.50         10/01/2012         115,862
    236,369   FHLMC #G11150                                                      7.50         12/01/2011         244,408
     23,899   FHLMC #G11345                                                      7.50         12/01/2011          24,786
     52,996   FHLMC #G11391                                                      7.50         06/01/2012          55,159
    118,748   FHLMC #G90023                                                      7.00         11/17/2013         123,738

                                                                                                               5,468,151
                                                                                                            ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 4.41%
    485,000   FNMA<<                                                             3.88         11/17/2008         487,946
  5,350,000   FNMA<<                                                             6.63         09/15/2009       5,597,914
      4,463   FNMA #100001                                                       9.00         02/15/2020           4,948
  1,106,851   FNMA #100042                                                      11.00         10/15/2020       1,233,888
    161,615   FNMA #100202                                                       9.50         02/15/2011         167,587
    149,435   FNMA #100255                                                       8.33         07/15/2020         165,855
    533,525   FNMA #190075                                                       8.50         02/01/2023         571,108
    358,688   FNMA #302507                                                       9.00         11/01/2024         397,820
     53,134   FNMA #313617                                                       8.00         09/01/2023          56,985
    892,836   FNMA #323582                                                       8.00         04/01/2017         954,375
     30,837   FNMA #392645                                                       8.00         12/01/2013          32,608
    491,640   FNMA #426828                                                       8.00         09/01/2019         535,114
    256,847   FNMA #426832                                                       8.50         07/01/2018         280,972
    476,285   FNMA #545131                                                       8.00         03/01/2013         482,421
     90,454   FNMA #545157                                                       8.50         11/01/2012          91,515
    342,006   FNMA #545460(+/-)                                                  7.05         11/01/2031         349,659
  1,717,800   FNMA #598559                                                       6.50         08/01/2031       1,788,475
    183,930   FNMA #70801                                                       12.00         03/01/2017         204,040
  2,737,898   FNMA #712107                                                       6.00         03/01/2033       2,798,901

                                                                                                              16,202,131
                                                                                                            ------------

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 55

SHORT-TERM BOND FUND

 PRINCIPAL    SECURITY NAME                                                     INTEREST RATE   MATURITY DATE      VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.95%
$    100,415  GNMA #780029                                                           9.00%        11/15/2024    $    109,939
   1,777,922  GNMA #780110                                                          12.50         04/15/2019       2,061,829
      15,820  GNMA #780134                                                           8.50         05/15/2010          15,873
     305,464  GNMA #780267                                                           9.00         11/15/2017         335,067
     141,676  GNMA #780288                                                           8.00         12/15/2023         156,484
       1,035  GNMA #780333                                                           8.00         12/15/2008           1,037
     690,241  GNMA #781311                                                           7.50         02/15/2013         712,563
      71,637  GNMA #781540                                                           7.00         05/15/2013          74,862
      18,110  GNMA #927                                                             10.00         02/20/2018          20,379

                                                                                                                   3,488,033
                                                                                                                ------------
SMALL BUSINESS ADMINISTRATION: 0.00%
     631,394  SBA #0191(c)++                                                         1.90         07/30/2018          17,955
                                                                                                                ------------

TOTAL AGENCY SECURITIES (COST $25,744,739)                                                                        25,176,270
                                                                                                                ------------
ASSET BACKED SECURITIES: 9.69%
   2,250,000  American Express Issuance Trust Series 2007-1 Class A(+/-)             2.71         09/15/2011       2,221,126
   3,900,000  Bank One Issuance Trust Series 2004-B1 Class B1(+/-)                   2.83         03/15/2012       3,831,378
   1,600,000  BMW Vehicle Lease Trust Series 2007-1 Class A2B(+/-)                   2.70         11/16/2009       1,594,980
   2,150,000  Capital Auto Receivables Asset Trust Series 2007-4 Class
              A3B(+/-)                                                               3.21         07/15/2010       2,136,340
   1,363,799  Chase Funding Mortgage Loan Asset-Backed Certificates
              Series 2003-5 Class 2M1(+/-)                                           2.99         05/25/2033         989,423
   1,600,000  Chase Issuance Trust Series 2007-A18 Class A(+/-)                      2.77         01/15/2015       1,551,421
   3,554,017  ContiMortgage Home Equity Trust Series 1996-2 Class IO(+/-)(c)         0.54         07/15/2027           2,221
   3,243,536  ContiMortgage Net Interest Margin Notes Series 1997-A Class
              A(c)                                                                   7.23         07/16/2028           1,014
     310,382  Countrywide Home Equity Loan Trust Series 2004-I Class A(+/-)          2.80         02/15/2034         219,303
     852,193  Countrywide Home Equity Loan Trust Series 2004-Q Class 2A(+/-)         2.81         12/15/2033         629,859
   1,834,591  Daimler Chrysler Auto Trust Series 2006-A Class A3                     5.00         05/08/2010       1,844,386
   2,000,000  Daimler Chrysler Auto Trust Series 2008-B Class A2A                    3.81         06/08/2011       1,994,973
  29,511,712  Eastman Hill Funding Limited Series 1A Class A2(c)++                   0.83         09/29/2031         678,769
   1,500,000  First National Master Note Trust Series 2007-2 Class A(+/-)            3.26         11/15/2012       1,497,459
   1,105,472  Ford Credit Auto Owner Trust Series 2006-C Class A2B(+/-)              2.53         12/15/2009       1,104,261
     350,106  GSAA Home Equity Trust Series 2005-9 Class 2A1(+/-)                    2.51         08/25/2035         344,032
   2,545,989  Home Equity Asset Trust Series 2003-6 Class M1(+/-)                    4.40         02/25/2034       1,593,898
   2,052,284  MSCC Heloc Trust Series 2007-1 Class A(+/-)                            2.49         12/25/2031       1,746,748
     149,877  Residential Asset Securities Corporation Series 2001-KS1
              Class AII(+/-)                                                         2.86         03/25/2032         113,712
   3,115,344  Structured Asset Investment Loan Trust Series 2003-BC10
              Class M1(+/-)                                                          3.52         10/25/2033       2,651,556
   2,833,480  Structured Asset Investment Loan Trust Series 2003-BC3
              Class M1(+/-)                                                          3.82         04/25/2033       2,362,930
     555,565  Volkswagen Auto Loan Enhanced Trust Series 2007-1 Class A2             5.29         05/20/2009         556,587
   4,000,000  William Street Funding Corporation Series 2005-1 Class A(+/-)++        3.19         01/23/2011       3,620,000
   2,800,000  William Street Funding Corporation Series 2006-3 Class A(+/-)++        2.82         06/23/2012       2,347,800

TOTAL ASSET BACKED SECURITIES (COST $43,257,399)                                                                  35,634,176
                                                                                                                ------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.73%
   4,392,112  Aames Mortgage Trust Series 2003-1 Class M1(+/-)                       3.07         10/25/2033       3,574,170
  37,000,000  Bank of America Commercial Mortgage Incorporated Series
              2001-PB1 Class XP(+/-)(c)++                                            1.53         05/11/2035       1,123,738
     128,686  Bank of America Mortgage Securities Series 2002-K Class 3A1(+/-)       6.38         10/20/2032         129,255
     499,991  CDC Mortgage Capital Trust Series 2003-HE4 Class M1(+/-)               3.04         03/25/2034         350,484
   1,756,392  Chase Mortgage Finance Corporation Series 2005-A1 Class 2A2(+/-)       5.24         12/25/2035       1,742,099
     271,351  Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4
              Class AA(+/-)                                                          2.72         12/25/2034         256,898
     564,221  Countrywide Alternative Loan Trust Series 2006-0C8 Class
              2A1C(+/-)                                                              2.45         11/25/2036         553,206
     640,253  Countrywide Home Loans Mortgage Pass-Through Series
              2006-HYB1 Class 2A2A(+/-)                                              5.53         03/20/2036         602,013
     550,490  Countrywide Home Loans Mortgage Pass-Through Trust Series
              2001-HYB1 Class 2A1(+/-)                                               6.38         06/19/2031         549,492
     206,596  Countrywide Home Loans Mortgage Pass-Through Trust Series
              2004-20 Class 3A1(+/-)                                                 4.86         09/25/2034         144,703
  43,014,000  Credit Suisse First Boston Mortgage Securities Corporation
              Series 2001-CK6 Class ACP(+/-)(c)                                      0.93         08/15/2036         197,482
     493,650  Drexel Burnham Lambert CMO Trust Series T Class 4                      8.45         09/20/2019         493,673

56 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

SHORT-TERM BOND FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE   MATURITY DATE      VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  1,094,145   EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3(+/-)                    3.46%       09/25/2033    $    991,420
     120,567   FHLMC Series 2198 Class SC(+/-)                                               9.00        06/15/2028         123,659
     953,645   FHLMC Structured Pass-Through Securities Series T-42 Class A6                 9.50        02/25/2042         942,128
      48,916   FHLMC Structured Pass-Through Securities Series T-57 Class 2A1(+/-)           5.99        07/25/2043          49,162
   1,721,698   FHLMC Structured Pass-Through Securities Series T-59 Class 2A1(+/-)           5.91        10/25/2043       1,738,014
     205,803   FNMA Grantor Trust Series 2002-T1 Class A4                                    9.50        11/25/2031         224,841
   1,476,133   FNMA Grantor Trust Series 2002-T12 Class A4                                   9.50        05/25/2042       1,610,280
     433,834   FNMA Series 1989-29 Class Z                                                  10.00        06/25/2019         473,542
     317,756   FNMA Series 1989-63 Class Z                                                   9.40        10/25/2019         342,085
     625,713   FNMA Series 2003-W19 Class 1A4                                                4.78        11/25/2033         625,100
     632,608   FNMA Series G95-2 Class IO(+/-)(c)                                           10.00        05/25/2020         178,729
      83,762   FNMA Whole Loan Series 2003-W11 Class A1(+/-)                                 7.28        06/25/2033          84,055
   2,844,340   FNMA Whole Loan Series 2003-W6 Class 6A(+/-)                                  6.03        08/25/2042       2,821,061
     271,600   FNMA Whole Loan Series 2003-W6 Class PT4(+/-)                                 9.91        10/25/2042         301,861
  75,000,000   GE Capital Commercial Mortgage Corporation Series 2001-2 Class
               X2(+/-)(c)++                                                                  1.08        08/11/2033         151,808
  67,720,000   GMAC Commercial Mortgage Securities Incorporated Series 2001-C2
               Class X2(+/-)(c)++                                                            0.71        04/15/2034          41,160
   1,970,904   GNMA Series 2007-69 Class TA(+/-)                                             4.82        06/16/2031       1,986,437
     159,401   Golden National Mortgage Asset Backed Certificates Series
               1998-GN1 Class M2                                                             8.02        02/25/2027         158,344
     792,897   GSMPS Mortgage Loan Trust Series 1998-1 Class A(+/-)++                        8.00        09/19/2027         809,894
   2,587,416   GSMPS Mortgage Loan Trust Series 2004-4 Class 1AF(+/-)++                      2.79        06/25/2034       2,421,547
   1,822,936   GSMPS Mortgage Loan Trust Series 2004-4 Class 2A1(+/-)++                      6.26        06/25/2034       1,638,889
   1,804,190   GSMPS Mortgage Loan Trust Series 2006-RP1 Class 1AF1(+/-)++                   2.74        01/25/2036       1,790,154
   2,310,027   GSMPS Mortgage Loan Trust Series 2006-RP2 Class 1AF1(+/-)++                   2.79        04/25/2036       2,296,790
     447,578   GSR Mortgage Loan Trust Series 2004-1 Class 2A2(+/-)                          6.69        04/25/2032         445,646
   5,029,976   IndyMac Index Mortgage Loan Trust Series 2004-AR14 Class AX1(+/-)(c)          0.80        01/25/2035             786
 125,000,000   JPMorgan Chase Commercial Mortgage Securities Corporation Series
               2001-CIB2 Class X2(+/-)(c)++                                                  1.00        04/15/2035         106,175
   1,612,643   JPMorgan Mortgage Trust Series 2005-A2 Class 3A1(+/-)                         4.89        04/25/2035       1,599,954
   1,958,202   JPMorgan Mortgage Trust Series 2005-A3 Class 7CA1(+/-)                        5.11        06/25/2035       1,937,138
   1,475,196   JPMorgan Mortgage Trust Series 2005-A5 Class 3A1(+/-)                         5.38        08/25/2035       1,465,634
   1,768,685   JPMorgan Residential Mortgage Acceptance Series 2006-R1 Class
               1A1(+/-)++                                                                    4.94        09/28/2044       1,732,233
      35,519   Master Mortgages Trust Series 2002-3 Class 4A1(+/-)                           6.17        10/25/2032          35,424
  31,830,091   Morgan Stanley Capital I Series 1999-WF1 Class X(+/-)(c)++                    0.74        11/15/2031         388,235
   3,030,522   Nomura Asset Acceptance Corporation Series 2005-AR1 Class 1A1(+/-)            5.09        02/25/2035       2,615,535
   6,025,301   Residential Finance LP Series 2003-C Class B3(+/-)++                          3.99        09/10/2035       4,842,589
      14,898   Rural Housing Trust 1987-1 Series 3 Class C                                   7.33        04/01/2026          14,893
      79,696   Salomon Brothers Mortgage Securities VI Series 1987-3 Class A\                3.92        10/23/2017          76,094
   2,697,677   Structured Asset Securities Corporation Series 1998-RF2 Class
               A(+/-)++                                                                      8.50        07/15/2027       2,692,453
      11,701   Structured Mortgage Asset Residential Trust Series 1992-5B Class BO\          3.53        06/25/2023           8,967
     167,187   Terwin Mortgage Trust Series 2004-21HE Class 1A1(+/-)                         2.87        12/25/2034         154,230
     151,659   USGI FHA Project Loan                                                         7.44        11/24/2019         150,143
     312,315   Wilshire Funding Corporation Series 1996-3 Class M2(+/-)                      6.83        08/25/2032         311,696
     312,315   Wilshire Funding Corporation Series 1996-3 Class M3(+/-)                      6.83        08/25/2032         311,696
     110,043   Wilshire Funding Corporation Series 1998-2 Class M1(+/-)                      6.73        12/28/2037         109,855

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $53,832,025)                                                             50,517,549
                                                                                                                       ------------
CORPORATE BONDS & NOTES: 34.19%

AGRICULTURAL PRODUCTION CROPS: 0.48%
   1,770,000   Bunge Limited Finance Corporation                                             4.38        12/15/2008       1,774,195
                                                                                                                       ------------
AMUSEMENT & RECREATION SERVICES: 0.27%
   1,000,000   San Manuel Entertainment Authority Series 04-B(+/-)++                         6.11        12/01/2010       1,000,000
                                                                                                                       ------------
APPAREL & ACCESSORY STORES: 0.54%
   2,000,000   May Department Stores Company                                                 5.95        11/01/2008       2,000,250
                                                                                                                       ------------

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 57

SHORT-TERM BOND FUND

 PRINCIPAL   SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.81%
$ 3,000,000  Centex Corporation                                                      4.88%         08/15/2008    $  2,990,625
                                                                                                                 ------------
CHEMICALS & ALLIED PRODUCTS: 1.55%
  1,750,000  Clorox Company                                                          4.20          01/15/2010       1,739,988
  2,000,000  Clorox Company                                                          5.00          03/01/2013       1,960,224
  2,000,000  Glaxosmithkline Capital Incorporated                                    4.85          05/15/2013       1,992,118

                                                                                                                    5,692,330
                                                                                                                 ------------
COMMUNICATIONS: 6.10%
  2,500,000  Ameritech Capital Funding Corporation                                   6.25          05/18/2009       2,538,418
  2,000,000  Citizens Communications Company                                         9.25          05/15/2011       2,097,500
  3,000,000  Comcast Cable Communications Holdings Incorporated                      8.38          03/15/2013       3,308,499
  1,750,000  Cox Communications Incorporated                                         7.88          08/15/2009       1,803,062
  3,500,000  Sprint Capital Corporation                                              6.13          11/15/2008       3,560,428
  5,100,000  Time Warner Entertainment Company LP                                    7.25          09/01/2008       5,123,766
  2,000,000  Verizon Communications Incorporated                                     5.25          04/15/2013       2,016,674
  2,000,000  Viacom Incorporated(+/-)                                                3.15          06/16/2009       1,974,968

                                                                                                                   22,423,315
                                                                                                                 ------------
DEPOSITORY INSTITUTIONS: 3.32%
  2,000,000  Huntington Capital Trust I(+/-)                                         3.60          02/01/2027       1,237,518
  2,000,000  Independence Community Bank Corporation(+/-)                            3.50          06/20/2013       1,603,400
  3,000,000  ING USA Global Funding Trust Series MTN(+/-)                            3.01          10/09/2009       2,978,991
  4,750,000  Manufacturers & Traders Trust Company(+/-)++                            4.20          04/01/2013       4,486,161
  2,000,000  Wachovia Corporation(+/-)                                               2.92          03/15/2011       1,923,406

                                                                                                                   12,229,476
                                                                                                                 ------------
ELECTRIC, GAS & SANITARY SERVICES: 4.20%
  1,800,000  Energy Transfer Partners LP                                             6.00          07/01/2013       1,810,904
  2,500,000  Entergy Gulf States Incorporated                                        5.12          08/01/2010       2,491,338
  2,000,000  Indiana Michigan Power Company                                          6.38          11/01/2012       2,039,916
  4,000,000  Niagara Mohawk Power Corporation Series G                               7.75          10/01/2008       4,045,980
  1,061,038  Salton Sea Funding Corporation Series C                                 7.84          05/30/2010       1,091,299
  3,920,000  Waste Management Incorporated                                           6.50          11/15/2008       3,971,423

                                                                                                                   15,450,860
                                                                                                                 ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT: 1.06%

  2,000,000  Ametek Incorporated                                                     7.20          07/15/2008       2,008,498
  2,000,000  National Semiconductor Corporation(+/-)                                 3.05          06/15/2010       1,895,480

                                                                                                                    3,903,978
                                                                                                                 ------------
FOOD & KINDRED PRODUCTS: 1.44%
  3,250,000  HJ Heinz Company++                                                      6.43          12/01/2008       3,285,458
  2,000,000  Kraft Foods Incorporated                                                4.00          10/01/2008       1,999,912

                                                                                                                    5,285,370
                                                                                                                 ------------
FOOD STORES: 0.56%
  2,000,000  Kroger Company                                                          6.20          06/15/2012       2,064,514
                                                                                                                 ------------
GENERAL MERCHANDISE STORES: 0.27%
  1,000,000  Target Corporation                                                      5.13          01/15/2013       1,009,457
                                                                                                                 ------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.58%
    650,000  Case New Holland Incorporated                                           6.00          06/01/2009         651,625
  1,500,000  Hewlett-Packard Company                                                 4.50          03/01/2013       1,483,524

                                                                                                                    2,135,149
                                                                                                                 ------------

58 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

SHORT-TERM BOND FUND

 PRINCIPAL    SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
INSURANCE AGENTS, BROKERS & SERVICE: 0.55%
$ 2,000,000  New York Life Global Funding++                                          5.25%         10/16/2012    $  2,005,724
                                                                                                                 ------------
INSURANCE CARRIERS: 1.53%
  2,000,000  Pricoa Global Funding I++                                               5.40          10/18/2012       1,995,722
  1,720,000  Principal Life Income Funding Trusts                                    5.30          04/24/2013       1,714,917
  2,000,000  Unitedhealth Group Incorporated                                         4.88          02/15/2013       1,917,552

                                                                                                                    5,628,191
                                                                                                                 ------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS: 0.83%
  2,950,000  Xerox Corporation                                                       6.88          08/15/2011       3,040,739
                                                                                                                 ------------
MISCELLANEOUS RETAIL: 0.63%
  2,198,992  CVS Caremark Corporation++                                              7.77          01/10/2012       2,312,240
                                                                                                                 ------------
NATIONAL SECURITY & INTERNATIONAL AFFAIRS: 0.60%
  2,000,000  Goodrich Corporation<<                                                  7.63          12/15/2012       2,200,254
                                                                                                                 ------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 4.49%
  2,000,000  American Honda Finance Corporation Series MTN<<(+/-)++                  3.18          02/05/2010       1,997,370
  1,350,000  Countrywide Home Loan                                                   5.63          07/15/2009       1,267,901
  3,000,000  General Electric Capital Corporation Series MTN                         5.25          10/19/2012       3,046,230
  2,510,000  Greenpoint Financial Corporation                                        3.20          06/06/2008       2,509,772
  2,000,000  IBM International Group Capital LLC(+/-)                                3.25          07/29/2009       2,004,800
  3,700,000  Private Export Funding Corporation Series D                             5.87          07/31/2008       3,720,565
  2,000,000  Washington Mutual Bank                                                  4.50          08/25/2008       1,980,000

                                                                                                                   16,526,638
                                                                                                                 ------------
OIL & GAS EXTRACTION: 0.57%
  2,010,000  Enterprise Products Partners Operating LP                               7.50          02/01/2011       2,110,028
                                                                                                                 ------------
PETROLEUM REFINING & RELATED INDUSTRIES: 0.54%
  2,000,000  Valero Energy Corporation                                               3.50          04/01/2009       1,995,250
                                                                                                                 ------------
PIPELINES: 0.49%
  1,800,000  Plains All American Pipeline LP                                         4.75          08/15/2009       1,800,315
                                                                                                                 ------------
RAILROAD TRANSPORTATION: 0.13%
  460,000    CSX Corporation                                                         6.25          10/15/2008         463,484
                                                                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 1.04%
  2,500,000  Equity One Incorporated                                                 3.88          04/15/2009       2,447,480
  1,499,000  HRPT Properties Trust(+/-)                                              3.40          03/16/2011       1,374,540

                                                                                                                    3,822,020
                                                                                                                 ------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 0.54%
  2,000,000  Lehman Brothers Holding Incorporated                                    5.75          04/25/2011       1,970,049
                                                                                                                 ------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.07%
  2,000,000  Cargill Incorporated++                                                  5.20          01/22/2013       1,983,660
  2,000,000  Sysco Corporation                                                       4.20          02/12/2013       1,951,667

                                                                                                                    3,935,327
                                                                                                                 ------------
TOTAL CORPORATE BONDS & NOTES (COST $127,793,321)                                                                 125,769,778
                                                                                                                 ------------

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 59

SHORT-TERM BOND FUND

 PRINCIPAL   SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
FOREIGN CORPORATE BONDS: 11.85%
$ 2,000,000  America Movil SAB de CV(+/-)                                            2.76%         06/27/2008    $  1,985,000
  3,450,000  British Sky Broadcasting Group plc                                      8.20          07/15/2009       3,573,941
  2,000,000  British Sky Broadcasting Group plc                                      6.88          02/23/2009       2,045,816
  2,395,000  Covidien International Finance SA++                                     5.15          10/15/2010       2,418,174
  3,235,000  Deutsche Telekom International Finance BV(+/-)                          2.78          03/23/2009       3,217,997
  1,655,000  Diageo Finance BV                                                       3.88          04/01/2011       1,617,832
  2,700,000  Encana Corporation                                                      4.60          08/15/2009       2,717,666
  1,500,000  Korea Development Bank                                                  4.63          09/16/2010       1,500,386
  2,500,000  PCCW HKT Capital Limited++                                              8.00          11/15/2011       2,697,540
    500,000  Pemex Finance Limited                                                   9.69          08/15/2009         515,000
  2,500,000  Rogers Wireless Incorporated                                            9.63          05/01/2011       2,783,900
  2,000,000  Seagate Technology HDD Holdings                                         6.38          10/01/2011       1,970,000
  1,500,000  Shaw Communications Incorporation                                       7.25          04/06/2011       1,545,000
  2,500,000  Telefonica Emisiones Sau(+/-)                                           2.84          06/19/2009       2,475,958
    500,000  Telefonos de Mexico SA                                                  4.50          11/19/2008         500,229
  2,000,000  Thomson Corporation                                                     4.25          08/15/2009       1,985,854
  4,000,000  Transocean Incorporated(+/-)                                            3.21          09/05/2008       3,993,652
  2,000,000  Weatherford International Limited                                       5.15          03/15/2013       1,982,368
  4,000,000  Western Power Distribution Holdings Limited++                           6.50          12/15/2008       4,067,436

TOTAL FOREIGN CORPORATE BONDS@ (COST $43,583,648)                                                                  43,593,749
                                                                                                                 ------------
MUNICIPAL BONDS & NOTES: 10.18%

ARIZONA: 1.41%
  5,000,000  Phoenix AZ IDA America West Arena (Recreational Facilities
              Revenue, AMBAC Insured)                                                7.13          12/01/2021       5,198,000
                                                                                                                 ------------
CALIFORNIA: 1.67%
  6,690,000  Los Angeles County CA Pension Obligation Capital Appreciation
              Taxable Series D (Property Tax Revenue, MBIA Insured)\                 4.04          06/30/2010       6,154,599
                                                                                                                 ------------
FLORIDA: 1.42%
  5,000,000  Seminole Tribe Florida Resort Gaming Facilities Project
              Prerefunded (Other Revenue) Section                                   11.50          10/01/2013       5,237,850
                                                                                                                 ------------
GEORGIA: 0.84%
  3,000,000  Atlanta & Fulton County GA Downtown Arena Project (Lease
              Revenue, First Security Bank LOC)                                      7.00          12/01/2028       3,070,890
                                                                                                                 ------------
ILLINOIS: 0.49%
    560,000  Cook County IL School District #155 Series A (GO - School
              Districts, First Security Bank LOC)\                                   3.99          12/01/2008         549,069
  1,475,000  Cook County IL School District #155 Series C (GO - School
              Districts, First Security Bank LOC)\                                   4.97          12/01/2011       1,242,053

                                                                                                                    1,791,122
                                                                                                                 ------------
IOWA: 0.21%

    750,000  Tobacco Settlement Authority of Iowa Series A (Excise Tax
              Revenue LOC)                                                           6.79          06/01/2010         761,753
                                                                                                                 ------------
LOUISIANA: 0.34%
  1,270,165  Tobacco Settlement Financing Corporation LA Series 2001A
              (Other Revenue LOC)                                                    6.36          05/15/2025       1,238,424
                                                                                                                 ------------
MASSACHUSETTS: 0.83%
  3,000,000  Northeastern University Massachusetts Series A (College &
              University Revenue, MBIA Insured)                                      7.04          10/01/2028       3,070,770
                                                                                                                 ------------
PENNSYLVANIA: 0.84%
  3,565,000  Harrisburg PA Authority Resource Recovery Facility Capital
              Appreciation Limited Obligation Series D (Special Facilities
              Revenue)\                                                              5.89          12/15/2010       3,071,675
                                                                                                                 ------------


60 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

SHORT-TERM BOND FUND

 PRINCIPAL   SECURITY NAME                                                       INTEREST RATE   MATURITY DATE       VALUE
PUERTO RICO: 1.29%
$ 4,500,000  Puerto Rico Public Finance Corporation Series A (Other
              Revenue) Section                                                       6.10%         08/01/2017    $  4,747,545
                                                                                                                 ------------
TEXAS: 0.81%
  1,330,000  Harris County TX Capital Appreciation 3rd Lien Puttable Series
              A2 (Sports Facilities Revenue, MBIA Insured)\ Section                  4.97          12/01/2008       1,302,243
  1,675,000  Reeves County TX Lease Rentals Law Enforcement (Lease Revenue,
              ACA Insured)                                                           5.75          03/01/2012       1,659,372

                                                                                                                    2,961,615
                                                                                                                 ------------
WISCONSIN: 0.03%
    125,000  Milwaukee WI Redevelopment Authority Redevelopment Revenue
              Taxable Science Education Project Series A-T                           6.00          08/01/2008         124,718
                                                                                                                 ------------
TOTAL MUNICIPAL BONDS & NOTES (COST $ 37,820,192)                                                                  37,428,961
                                                                                                                 ------------
US TREASURY SECURITIES: 0.22%

US TREASURY NOTES: 0.22%
     25,000  US Treasury Note<<                                                      4.88          06/30/2012          26,529
    795,000  US Treasury Note<<                                                      3.13          04/30/2013         785,063

                                                                                                                      811,592
                                                                                                                 ------------

TOTAL US TREASURY SECURITIES (COST $817,806)                                                                          811,592
                                                                                                                 ------------
COLLATERAL FOR SECURITIES LENDING: 4.63%

     SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.36%
    328,954  BlackRock Temporary #24 Money Market Fund                                                                328,954
    328,954  Daily Assets Fund Institutional                                                                          328,954
    328,954  Dreyfus Cash Management Fund                                                                             328,954
    328,954  Short-Term Investment Company Money Market Fund                                                          328,954

                                                                                                                    1,315,816
                                                                                                                 ------------
  PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS: 4.27%
$   126,521  Alpine Securitization Corporation++                                     2.66          06/03/2008         126,493
    183,455  Amstel Funding Corporation++                                            2.65          06/05/2008         183,388
    126,521  Amstel Funding Corporation++                                            2.48          06/19/2008         126,355
    110,706  Amsterdam Funding Corporation++                                         2.67          06/05/2008         110,665
     16,574  Apreco LLC++                                                            2.65          06/16/2008          16,555
    107,543  Aspen Funding Corporation++                                             2.47          06/02/2008         107,528
    126,521  Aspen Funding Corporation++                                             2.63          06/09/2008         126,438
    284,672  Atlantic Asset Securitization Corporation++                             2.40          06/02/2008         284,634
    126,521  Atlantic Asset Securitization Corporation++                             2.47          06/13/2008         126,408
  2,055,963  Barclays Repurchase Agreement - 102% Collateralized by
               Mortgage-Backed Securities (Maturity Value $2,056,357)                2.30          06/02/2008       2,055,963
    124,939  Barclays US Funding LLC                                                 2.45          06/05/2008         124,897
    316,302  BASF Finance Europe NV(+/-)++                                           2.81          10/17/2008         316,066
    126,521  Belmont Funding LLC++                                                   2.70          06/17/2008         126,359
    110,706  BNP Paribas                                                             2.60          06/02/2008         110,690
     63,260  Bryant Bank Funding LLC++                                               2.65          06/05/2008          63,237
     63,260  Bryant Bank Funding LLC++                                               2.48          06/11/2008          63,212
     63,260  Bryant Bank Funding LLC++                                               2.49          06/30/2008          63,130
    126,521  Cafco LLC                                                               2.55          06/06/2008         126,467
     63,260  Cancara Asset Securitization Limited++                                  2.47          06/27/2008          63,143

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 61

SHORT-TERM BOND FUND

 PRINCIPAL   SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 126,521  CBA (Delaware) Finance Incorporated                                       2.35%         06/13/2008    $  126,413
   61,894  Chariot Funding LLC++                                                     2.48          06/10/2008        61,851
  148,662  Charta LLC++                                                              2.65          06/05/2008       148,607
  147,130  Cheyne Finance LLC(+/-)++(a)(i)\\                                         6.40          02/25/2008       105,933
   54,720  Ciesco LLC++                                                              2.45          06/05/2008        54,702
  126,521  Ciesco LLC++                                                              2.46          06/20/2008       126,348
  126,521  Clipper Receivables Corporation++                                         2.63          06/11/2008       126,419
  110,706  CRC Funding LLC++                                                         2.65          06/03/2008       110,681
  126,521  CRC Funding LLC++                                                         2.48          06/25/2008       126,303
  854,015  Credit Suisse First Boston Repurchase Agreement - 102%
           Collateralized by  Mortgage-Backed Securities (Maturity Value
           $854,191)                                                                 2.48          06/02/2008       854,015
  341,606  Danske Bank AS                                                            2.45          06/02/2008       341,606
  341,606  Danske Bank AS                                                            2.50          06/02/2008       341,606
  341,606  Danske Bank AS                                                            2.53          06/03/2008       341,606
  341,606  Deutsche Bank Repurchase Agreement - 102% Collateralized by
           Money Market Securities (Maturity Value $341,676)                         2.45          06/02/2008       341,606
  695,864  Deutsche Bank Repurchase Agreement - 102% Collateralized by
           Mortgage-Backed Securities (Maturity Value $696,000)                      2.35          06/02/2008       695,864
   94,891  Ebbets Funding LLC++                                                      2.70          06/10/2008        94,819
  126,521  Enterprise Funding LLC++                                                  2.70          06/02/2008       126,502
  126,521  Enterprise Funding LLC++                                                  2.47          06/19/2008       126,356
  189,781  Erasmus Capital Corporation++                                             2.47          06/02/2008       189,755
   25,836  Erasmus Capital Corporation++                                             2.55          06/06/2008        25,825
   25,532  Erasmus Capital Corporation++                                             2.60          06/10/2008        25,513
  126,521  Eureka Securitization Incorporated++                                      2.47          06/06/2008       126,469
  129,684  Fairway Finance Corporation++                                             2.43          06/11/2008       129,588
   94,891  Falcon Asset Securitization Corporation++                                 2.47          06/02/2008        94,878
  126,521  Falcon Asset Securitization Corporation++                                 2.41          06/24/2008       126,318
  117,664  Fortis Bank NY                                                            2.50          06/05/2008       117,664
  134,428  Gemini Securitization Incorporated++                                      2.73          06/03/2008       134,398
  126,521  Gemini Securitization Incorporated++                                      2.53          06/20/2008       126,343
  101,217  General Electric Capital Assurance Company(+/-)                           2.59          06/16/2008       101,217
   96,314  Govco Incorporated++                                                      2.65          06/04/2008        96,286
  158,151  Grampian Funding Limited++                                                2.40          06/03/2008       158,119
  126,521  Grampian Funding Limited++                                                2.55          06/23/2008       126,315
  221,411  ING (USA) Annuity & Life Insurance Company(+/-)(i)                        2.59          10/16/2008       221,411
   86,875  Jupiter Securitization Corporation++                                      2.45          06/03/2008        86,858
   63,260  Jupiter Securitization Corporation++                                      2.60          06/04/2008        63,242
  126,521  Jupiter Securitization Corporation++                                      2.47          06/05/2008       126,477
  126,521  Kitty Hawk Funding Corporation++                                          2.45          06/12/2008       126,417
   94,891  Liberty Street Funding Corporation++                                      2.50          06/02/2008        94,877
   41,119  Liberty Street Funding Corporation++                                      2.75          06/05/2008        41,104
   82,239  Liberty Street Funding Corporation++                                      2.59          06/13/2008        82,162
  158,151  Mazarin Funding Corporation(+/-)++                                        2.45          08/04/2008       157,763
  158,151  MetLife Global Funding I(+/-)++                                           2.43          10/21/2008       158,125
  126,521  Mont Blanc Capital Corporation++                                          2.49          06/23/2008       126,320
   97,263  Morgan Stanley(+/-)                                                       2.64          10/15/2008        97,206
  158,151  Natexis Banques Populaires(+/-)++                                         2.74          09/08/2008       157,547
   63,393  Nieuw Amsterdam Receivables Corporation++                                 2.55          06/04/2008        63,375
   63,260  Nieuw Amsterdam Receivables Corporation++                                 2.45          06/25/2008        63,153
  152,382  Old Line Funding Corporation++                                            2.58          06/09/2008       152,284
  126,521  Park Avenue Receivable Corporation++                                      2.42          06/27/2008       126,291
  113,869  Picaros Funding LLC++                                                     2.65          06/05/2008       113,827
  112,603  Premium Asset Trust(+/-)++(i)                                             2.87          07/15/2008       112,521
  126,521  Ranger Funding Corporation++                                              2.55          06/04/2008       126,485
   54,050  RBS Citizen (Grand Cayman) NA                                             2.19          06/02/2008        54,050

62 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

SHORT-TERM BOND FUND

 PRINCIPAL    SECURITY NAME                                                      INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    125,547  Regency Markets #1 LLC++                                               2.48%         06/17/2008    $    125,400
     136,010  Royal Bank of Scotland plc                                             2.43          06/09/2008         135,927
     126,521  Scaldis Capital Limited++                                              2.50          06/26/2008         126,292
     126,521  Sheffield Receivables Corporation++                                    2.55          06/04/2008         126,485
     126,521  Sheffield Receivables Corporation++                                    2.50          06/16/2008         126,380
     124,939  Societe Generale North America Incorporated                            2.61          06/06/2008         124,885
     126,521  Solitaire Funding LLC++                                                2.50          06/12/2008         126,415
     253,042  Stanfield Victoria Funding LLC(+/-)++(a)(i)\\                          5.73          04/03/2008         207,494
      41,119  Surrey Funding Corporation                                             3.00          06/02/2008          41,112
     106,594  Surrey Funding Corporation++                                           2.92          06/03/2008         106,568
      44,282  Surrey Funding Corporation++                                           2.65          06/09/2008          44,253
     126,521  Thames Asset Global Securitization #1 Incorporated                     2.57          06/16/2008         126,376
     126,521  Thunder Bay Funding Incorporated++                                     2.50          06/27/2008         126,284
     126,521  Ticonderoga Funding Limited++                                          2.40          06/17/2008         126,377
     632,604  Transamerica Occidental Life Insurance(+/-)(i)                         2.58          10/31/2008         632,604
     126,521  Tulip Funding
              Corporation++                                                          2.45          06/25/2008         126,306
     158,151  UniCredito Italiano Bank (Ireland) Series LIB(+/-)++                   2.65          10/08/2008         158,092
      75,912  Versailles CDS LLC++                                                   3.00          06/03/2008          75,893
      31,630  Versailles CDS LLC++                                                   2.85          06/05/2008          31,618
     158,151  Victoria Finance LLC(+/-)(a)(i)\\                                      5.56          05/02/2008         129,684
     158,151  Victoria Finance LLC(+/-)++(a)(i)\\                                    2.55          08/07/2008         129,684
     126,521  Windmill Funding Corporation++                                         2.50          06/16/2008         126,380
      55,947  Yorktown Capital LLC++                                                 2.43          06/17/2008          55,883
      63,260  Yorktown Capital LLC++                                                 2.53          06/19/2008          63,172

                                                                                                                   15,702,612
                                                                                                                 ------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $17,093,202)                                                         17,018,428
                                                                                                                 ------------
     SHARES

SHORT-TERM INVESTMENTS: 10.99%
  39,846,064  Wells Fargo Advantage Money Market Trust>+++                                                         39,846,064
                                                                                                                 ------------

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 63

SHORT-TERM BOND FUND

 PRINCIPAL    SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
US TREASURY BILLS: 0.15%
$ 475,000  US Treasury Bill\#                                                        1.18%         07/17/2008    $     473,955
   40,000  US Treasury Bill\#                                                        1.24          07/17/2008           39,912
   50,000  US Treasury Bill\#                                                        1.51          07/17/2008           49,890

                                                                                                                       563,757
                                                                                                                 -------------

TOTAL SHORT-TERM INVESTMENTS (COST $40,410,210)                                                                     40,409,821
                                                                                                                 -------------
TOTAL INVESTMENTS IN SECURITIES
(COST $395,336,770)*                                  103.73%                                                    $ 381,513,069
Other Assets and Liabilities, Net                      (3.73)                                                      (13,708,269)
                                                     -------                                                     -------------
TOTAL NET ASSETS                                      100.00%                                                    $ 367,804,800
                                                     -------                                                     -------------

----------

<<        All or a portion of this security is on loan.

(+/-)     Variable rate investments.

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

\         Zero coupon bond. Interest rate presented is yield to maturity.

@         Foreign bond principal is denominated in US dollars.

Section These securities are subject to a demand feature which reduces the effective maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)       Illiquid security.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

#         Security pledged as collateral for futures transactions. (See Note 2)

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++ Short-term security of an affiliate of the Fund with a cost of $39,846,064.

* Cost for federal income tax purposes is $395,344,915 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                      $   2,492,998
Gross unrealized depreciation                        (16,324,842)
                                                   -------------
Net unrealized appreciation (depreciation)         $ (13,831,844)

The accompanying notes are an integral part of these financial statements.

64 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

SHORT-TERM HIGH YIELD BOND FUND

 PRINCIPAL    SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.35%
$   291,732   Salomon Brothers Mortgage Securities VII Series 1994-5
                Class B2(+/-)                                                        4.93%         04/25/2024    $   297,475

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $282,025)                                                            297,475
                                                                                                                 ------------
CORPORATE BONDS & NOTES: 56.55%

AMUSEMENT & RECREATION SERVICES: 1.43%
  1,200,000   Pinnacle Entertainment Incorporated                                    8.75          10/01/2013       1,230,000
                                                                                                                 ------------
APPAREL & ACCESSORY STORES: 3.57%
  2,000,000   Gap Incorporated                                                       9.80          12/15/2008       2,037,500
  1,000,000   Warnaco Incorporated                                                   8.88          06/15/2013       1,040,000

                                                                                                                    3,077,500
                                                                                                                 ------------
BUSINESS SERVICES: 2.91%
  1,000,000   FTI Consulting Incorporated                                            7.63          06/15/2013       1,035,000
  1,500,000   SunGard Data Systems Incorporated                                      3.75          01/15/2009       1,475,625

                                                                                                                    2,510,625
                                                                                                                 ------------
CASINO & GAMING: 4.58%
  1,250,000   Chukchansi Economic Development Authority(+/-)++                       6.33          11/15/2012       1,081,250
    500,000   MGM Mirage Incorporated                                                6.00          10/01/2009         496,875
  1,500,000   Mohegan Tribal Gaming Authority                                        6.13          02/15/2013       1,376,250
  1,000,000   Turning Stone Casino Resort Enterprise++                               9.13          12/15/2010         995,000

                                                                                                                    3,949,375
                                                                                                                 ------------
CHEMICALS & ALLIED PRODUCTS: 0.47%
    400,000   Nalco Company                                                          7.75          11/15/2011         408,000
                                                                                                                 ------------
COMMUNICATIONS: 13.25%
  1,000,000   Cincinnati Bell Incorporated                                           7.25          07/15/2013         997,500
  1,000,000   Citizens Communications Company                                        9.25          05/15/2011       1,048,750
  1,000,000   CSC Holdings Incorporated Series B                                     7.63          04/01/2011       1,000,000
  1,500,000   EchoStar DBS Corporation                                               6.38          10/01/2011       1,481,250
  1,500,000   L3 Communications Corporation                                          7.63          06/15/2012       1,528,125
  1,000,000   Qwest Corporation                                                      7.88          09/01/2011       1,017,500
  1,300,000   Rural Cellular Corporation                                             8.25          03/15/2012       1,345,500
  1,000,000   Sprint Capital Corporation                                             6.38          05/01/2009         995,000
  1,000,000   Univision Communications Incorporated                                  3.88          10/15/2008         986,250
  1,000,000   Windstream Corporation                                                 8.13          08/01/2013       1,022,500

                                                                                                                   11,422,375
                                                                                                                 ------------
ELECTRIC, GAS & SANITARY SERVICES: 4.88%
    935,000   AES Corporation++                                                      8.75          05/15/2013         971,231
  1,200,000   Allied Waste North America Incorporated Series B                       5.75          02/15/2011       1,174,500
  1,000,000   Clean Harbors Incorporated                                            11.25          07/15/2012       1,062,500
  1,000,000   Massey Energy Company                                                  6.63          11/15/2010         997,500

                                                                                                                    4,205,731
                                                                                                                 ------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
EQUIPMENT: 1.18%
  1,000,000   Ball Corporation<<                                                     6.88          12/15/2012       1,015,000
                                                                                                                 ------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 1.19%
  1,000,000   MGM Mirage Incorporated                                                8.50          09/15/2010       1,021,250
                                                                                                                 ------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 1.16%
  1,000,000   Case New Holland Incorporated                                          6.00          06/01/2009       1,002,500
                                                                                                                 ------------

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 65


SHORT-TERM HIGH YIELD BOND FUND

 PRINCIPAL    SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
JUSTICE, PUBLIC ORDER & SAFETY: 1.75%
$ 1,500,000   Corrections Corporation of America                                     7.50%         05/01/2011    $  1,511,250
                                                                                                                 ------------
MULTI-INDUSTRY COMPANIES: 1.18%
  1,000,000   Kansas City Southern Railway                                           7.50          06/15/2009       1,015,000
                                                                                                                 ------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.15%
  1,000,000   Ford Motor Credit Company                                              5.63          10/01/2008         992,935
                                                                                                                 ------------
OIL & GAS EXTRACTION: 5.23%
  1,000,000   Chesapeake Energy Corporation                                          7.63          07/15/2013       1,017,500
  1,400,000   Forest Oil Corporation                                                 8.00          06/15/2008       1,400,000
  1,000,000   Newfield Exploration Company<<                                         7.63          03/01/2011       1,037,500
  1,000,000   Parker Drilling Company                                                9.63          10/01/2013       1,055,000

                                                                                                                    4,510,000
                                                                                                                 ------------
PAPER & ALLIED PRODUCTS: 2.96%
  1,500,000   Buckeye Technologies Incorporated                                      8.50          10/01/2013       1,507,500
  1,000,000   Rock-Tenn Company                                                      8.20          08/15/2011       1,040,000

                                                                                                                    2,547,500
                                                                                                                 ------------
PETROLEUM REFINING & RELATED INDUSTRIES: 1.17%
  1,000,000   Ferrellgas Partners  LP                                                8.75          06/15/2012       1,012,500
                                                                                                                 ------------
REAL ESTATE: 3.24%
  1,000,000   Felcor Lodging LP                                                      8.50          06/01/2011       1,017,500
  1,780,000   Host Marriott LP Series M<<                                            7.00          08/15/2012       1,777,774

                                                                                                                    2,795,274
                                                                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 1.19%
  1,000,000   Ventas Realty LP Ventas Capital Corporation                            8.75          05/01/2009       1,025,000
                                                                                                                 ------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 2.60%
  1,200,000   BWAY Corporation                                                      10.00          10/15/2010       1,209,000
  1,000,000   Owens-Brockway Glass Container Incorporated                            8.25          05/15/2013       1,035,000

                                                                                                                    2,244,000
                                                                                                                 ------------
TEXTILE MILL PRODUCTS: 1.46%
  1,200,000   Interface Incorporated                                                10.38          02/01/2010       1,260,000
                                                                                                                 ------------

TOTAL CORPORATE BONDS & NOTES (COST $49,601,571)                                                                   48,755,815
                                                                                                                 ------------
FOREIGN CORPORATE BONDS: 2.95%
  1,500,000   Nova Chemicals Corporation Series MTN                                  7.40          04/01/2009       1,518,750
  1,000,000   Shaw Communications Incorporated                                       7.20          12/15/2011       1,028,750

TOTAL FOREIGN CORPORATE BONDS@ (COST $2,547,492)                                                                    2,547,500
                                                                                                                 ------------
MUNICIPAL BONDS & NOTES: 0.63%

TEXAS: 0.63%
    540,000   Texas State PFA Cosmos Foundation Series B (Tax
                 Incremental Revenue)                                                6.75          02/15/2010         543,564
                                                                                                                 ------------

TOTAL MUNICIPAL BONDS & NOTES (COST $540,000)                                                                         543,564
                                                                                                                 ------------
TERM LOANS: 25.24%
    535,682   Accuride International Incorporated Term Loan                          6.24          01/06/2012         515,090
    990,000   Advanced Medical Optics Incorporated Term Loan B                       5.45          04/02/2014         919,463
    490,000   AMC Entertainment Holdings Incorporated Term Loan                      4.64          01/26/2013         464,001
  1,000,000   ARAMARK Corporation Term Loan B                                        4.60          01/26/2014         938,750

66 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

SHORT-TERM HIGH YIELD BOND FUND

 PRINCIPAL    SECURITY NAME                                                      INTEREST RATE   MATURITY DATE      VALUE
TERM LOANS (continued)
$ 1,808,571   Avis Budget Car Rental LLC Term Loan B                                 4.50%         04/19/2012    $  1,648,061
  1,000,000   Constellation Brands Incorporated Term Loan                            4.91          06/05/2013         972,500
  1,337,941   DaVita Incorporated Term Loan B1                                       4.29          10/05/2012       1,279,032
    953,112   Dex Media West LLC Term Loan B                                         4.79          09/10/2010         944,296
  1,959,698   DIRECTV Group Incorporated Term Loan                                   4.38          04/08/2013       1,898,457
  1,458,807   Georgia Pacific Corporation 1st Lien Term Loan B                       6.71          12/20/2012       1,378,033
    997,475   HCA Incorporated Term Loan                                             7.08          11/18/2013         938,973
    216,532   JohnsonDiversey Incorporated Term Loan                                 5.11          12/16/2011         207,330
    521,598   LifePoint Incorporated Term Loan B                                     4.71          04/15/2012         503,775
    754,846   Mirant North America LLC Term Loan                                     4.45          01/03/2013         729,370
    936,976   Mueller Group Incorporated Term Loan B                                 4.60          05/24/2014         880,758
  1,220,725   Nalco Company Term Loan B                                              4.95          11/01/2010       1,204,379
  1,472,236   Neiman Marcus Group Incorporated Term Loan B                           6.60          04/06/2013       1,406,913
  1,000,000   NRG Energy Incorporated Term Loan B1                                   4.95          02/01/2013         959,790
    992,401   Polypore Incorporated Term Loan                                        4.96          05/15/2014         955,186
    916,031   Supervalu Incorporated Term Loan                                       3.61          06/02/2012         884,253
  1,000,000   Transdigm Incorporated Term Loan                                       4.66          06/23/2013         966,880
    291,034   VISANT Corporation Term Loan B                                         6.72          12/21/2011         287,397
    955,135   Warner Music Group Corporation Term Loan                               5.00          03/18/2010         882,707

TOTAL TERM LOANS (COST $22,479,970)                                                                                21,765,394
                                                                                                                 ------------
COLLATERAL FOR SECURITIES LENDING: 3.88%

     SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.33%
     70,853   BlackRock Temporary #24 Money Market Fund                                                                70,853
     70,853   Daily Assets Fund Institutional                                                                          70,853
     70,853   Dreyfus Cash Management Fund                                                                             70,853
     70,853   Short-Term Investment Company Money Market Fund                                                          70,853

                                                                                                                      283,412
                                                                                                                 ------------
  PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS: 3.55%
$    23,004   Alpine Securitization Corporation++                                    2.47          06/11/2008          22,987
     41,407   Amstel Funding Corporation++                                           2.65          06/05/2008          41,392
     27,605   Amstel Funding Corporation++                                           2.48          06/19/2008          27,569
     23,004   Amsterdam Funding Corporation++                                        2.67          06/05/2008          22,996
      4,003   Apreco LLC++                                                           2.65          06/19/2008           3,997
     25,765   Aspen Funding Corporation++                                            2.47          06/02/2008          25,761
     25,305   Aspen Funding Corporation++                                            2.42          06/18/2008          25,274
     69,012   Atlantic Asset Securitization Corporation++                            2.40          06/02/2008          69,003
     23,004   Atlantic Asset Securitization Corporation++                            2.48          06/10/2008          22,988
     23,004   Banco Santander Totta Loan(+/-)++                                      2.52          10/15/2008          22,989
     23,004   Bank of Ireland(+/-)++                                                 2.67          10/14/2008          22,996
    391,070   Barclays Repurchase Agreement - 102% Collateralized by
              Mortgage-Backed Securities (Maturity Value $391,145)                   2.30          06/02/2008         391,070
     24,844   Barclays US Funding LLC                                                2.45          06/05/2008          24,836
     27,605   Beagle Funding LLC++                                                   2.74          06/04/2008          27,597
     21,532   BNP Paribas                                                            2.60          06/02/2008          21,529
      9,202   Bryant Bank Funding LLC++                                              2.65          06/05/2008           9,198
      9,202   Bryant Bank Funding LLC++                                              2.48          06/11/2008           9,195
     18,403   Bryant Bank Funding LLC++                                              2.49          06/30/2008          18,365
     21,624   Cafco LLC                                                              2.48          06/11/2008          21,608
     15,643   Cancara Asset Securitization Limited++                                 2.47          06/27/2008          15,614

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 67

SHORT-TERM HIGH YIELD BOND FUND

 PRINCIPAL    SECURITY NAME                                                      INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$  17,782   CBA (Delaware) Finance Incorporated                                      2.35%         06/13/2008      $  17,767
   28,985   Charta LLC++                                                             2.65          06/05/2008         28,975
   48,809   Cheyne Finance LLC(+/-)++(a)(i)\\                                        6.40          02/25/2008         35,143
   37,538   Cheyne Finance LLC(+/-)++(a)(i)\\                                        6.48          05/19/2008         27,028
   27,605   Ciesco LLC++                                                             2.46          06/20/2008         27,567
   23,004   Clipper Receivables Corporation++                                        2.63          06/11/2008         22,986
   23,004   CRC Funding LLC++                                                        2.65          06/03/2008         22,999
   27,605   CRC Funding LLC++                                                        2.48          06/25/2008         27,557
  172,071   Credit Suisse First Boston Repurchase Agreement - 102%
            Collateralized by Mortgage-Backed Securities (Maturity
            Value $172,107)                                                          2.48          06/02/2008        172,071
   69,012   Danske Bank AS                                                           2.45          06/02/2008         69,012
   69,012   Danske Bank AS                                                           2.50          06/02/2008         69,012
   69,012   Danske Bank AS                                                           2.53          06/03/2008         69,012
  119,622   Deutsche Bank Repurchase Agreement - 102% Collateralized by
            Mortgage-Backed Securities (Maturity Value $119,646)                     2.35          06/02/2008        119,622
   69,012   Deutsche Bank Repurchase Agreement - 102% Collateralized by
            Money Market Securities (Maturity Value $69,026)                         2.45          06/02/2008         69,012
   13,802   Ebbets Funding LLC++                                                     2.70          06/10/2008         13,792
   24,844   Enterprise Funding LLC++                                                 2.70          06/02/2008         24,841
   27,740   Enterprise Funding LLC++                                                 2.47          06/19/2008         27,704
   46,008   Erasmus Capital Corporation++                                            2.47          06/02/2008         46,002
    7,361   Erasmus Capital Corporation++                                            2.55          06/06/2008          7,358
    7,361   Erasmus Capital Corporation++                                            2.60          06/10/2008          7,356
   18,403   Eureka Securitization Incorporated++                                     2.47          06/06/2008         18,396
    9,202   Fairway Finance Corporation                                              2.49          06/06/2008          9,198
   16,103   Fairway Finance Corporation++                                            2.43          06/11/2008         16,091
   23,934   Falcon Asset Securitization Corporation++                                2.47          06/02/2008         23,931
   28,612   Falcon Asset Securitization Corporation++                                2.41          06/24/2008         28,566
   23,556   Fortis Bank NY                                                           2.50          06/05/2008         23,556
   26,455   Gemini Securitization Incorporated++                                     2.73          06/03/2008         26,449
   27,605   Gemini Securitization Incorporated++                                     2.53          06/20/2008         27,566
   20,014   Govco Incorporated++                                                     2.65          06/04/2008         20,008
   23,004   Grampian Funding Limited++                                               2.40          06/03/2008         23,000
   27,605   Grampian Funding Limited++                                               2.55          06/23/2008         27,560
   59,811   ING (USA) Annuity & Life Insurance Company(+/-)(i)                       2.59          10/16/2008         59,811
    9,202   Jupiter Securitization Corporation++                                     2.47          06/05/2008          9,199
   18,189   Jupiter Securitization Corporation++                                     2.47          06/09/2008         18,178
    5,497   Jupiter Securitization Corporation++                                     2.47          06/10/2008          5,493
   23,004   Kitty Hawk Funding Corporation++                                         2.45          06/12/2008         22,985
   23,004   Liberty Street Funding Corporation++                                     2.50          06/02/2008         23,001
    7,821   Liberty Street Funding Corporation++                                     2.75          06/05/2008          7,818
   15,643   Liberty Street Funding Corporation++                                     2.59          06/13/2008         15,628
   46,008   Links Finance LLC(+/-)++                                                 2.45          08/15/2008         45,844
   69,012   Mazarin Funding Corporation(+/-)++                                       2.45          08/04/2008         68,843
   27,605   Mont Blanc Capital Corporation++                                         2.49          06/23/2008         27,561
    4,256   Morgan Stanley(+/-)                                                      2.64          10/15/2008          4,253
   18,403   Nieuw Amsterdam Receivables Corporation++                                2.48          06/16/2008         18,383
    9,202   Nieuw Amsterdam Receivables Corporation++                                2.45          06/25/2008          9,186
   46,008   Northern Rock plc(+/-)++                                                 2.76          10/03/2008         45,831
   25,305   Old Line Funding Corporation++                                           2.47          06/16/2008         25,277
   27,605   Park Avenue Receivable Corporation++                                     2.42          06/27/2008         27,555
   22,544   Picaros Funding LLC++                                                    2.65          06/05/2008         22,536
   23,004   Ranger Funding Corporation++                                             2.46          06/13/2008         22,984
   14,906   RBS Citizen (Grand Cayman) NA                                            2.19          06/02/2008         14,906
   27,605   Regency Markets #1 LLC++                                                 2.47          06/17/2008         27,573
   27,605   Scaldis Capital Limited++                                                2.50          06/26/2008         27,555

68 Wells Fargo Advantage Income Funds   Portfolio of Investments -- May 31, 2008

SHORT-TERM HIGH YIELD BOND FUND

 PRINCIPAL    SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$     27,605  Sheffield Receivables Corporation++                                    2.55%         06/04/2008    $     27,597
      27,605  Sheffield Receivables Corporation++                                    2.50          06/16/2008          27,574
      24,844  Societe Generale North America Incorporated                            2.61          06/06/2008          24,834
      23,004  Solitaire Funding LLC++                                                2.50          06/12/2008          22,985
      46,008  Stanfield Victoria Funding LLC(+/-)++(a)(i)\\                          5.95          02/15/2008          37,727
      28,525  Stanfield Victoria Funding LLC(+/-)++(a)(i)\\                          5.73          04/03/2008          23,391
       8,097  Surrey Funding Corporation                                             3.00          06/02/2008           8,096
      21,164  Surrey Funding Corporation++                                           2.92          06/03/2008          21,159
       9,202  Surrey Funding Corporation++                                           2.65          06/09/2008           9,196
      25,305  Thames Asset Global Securitization #1 Incorporated                     2.57          06/16/2008          25,276
      25,305  Thunder Bay Funding Incorporated                                       2.48          06/18/2008          25,273
      23,004  Ticonderoga Funding Limited++                                          2.70          06/02/2008          23,001
      27,605  Tulip Funding Corporation++                                            2.45          06/25/2008          27,558
      23,004  UniCredito Italiano Bank (Ireland)(+/-)++                              2.54          10/14/2008          22,994
      23,004  UniCredito Italiano Bank (Ireland) Series LIB(+/-)++                   2.65          10/08/2008          22,996
      13,802  Versailles CDS LLC++                                                   3.00          06/03/2008          13,799
      39,567  Victoria Finance LLC(+/-)++(a)(i)\\                                    2.83          07/28/2008          32,445
      23,004  Victoria Finance LLC(+/-)++(a)(i)\\                                    2.55          08/07/2008          18,863
      46,008  White Pine Finance LLC(+/-)++(a)(i)\\                                  5.43          02/22/2008          42,190
      27,605  Windmill Funding Corporation++                                         2.50          06/16/2008          27,574
      27,605  Yorktown Capital LLC++                                                 2.53          06/19/2008          27,563

                                                                                                                    3,058,592
                                                                                                                 ------------

TOTAL COLLATERAL FOR SECURITIES LENDING (cost $3,373,920)                                                           3,342,004
                                                                                                                 ------------
      SHARES

SHORT-TERM INVESTMENTS: 14.13%
  12,181,162  Wells Fargo Advantage Money Market Trust>+++                                                         12,181,162

TOTAL SHORT-TERM INVESTMENTS (COST $12,181,162)                                                                    12,181,162
                                                                                                                 ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $91,006,140)*                                                 103.73%                                      $ 89,432,914

Other Assets and Liabilities, Net                                    (3.73)                                        (3,214,528)
                                                                    ------                                       ------------
TOTAL NET ASSETS                                                    100.00%                                      $ 86,218,386
                                                                    ------                                       ------------

--------------
(+/-) Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

<<    All or a portion of this security is on loan.

@     Foreign bond principal is denominated in US dollars.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)   Illiquid security.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++ Short-term security of an affiliate of the Fund with a cost of $12,181,162.

* Cost for federal income tax purposes is $91,006,139 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                  $    153,611
Gross unrealized depreciation                    (1,726,837)
                                               ------------
Net unrealized appreciation (depreciation)     $ (1,573,226)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 69

ULTRA SHORT-TERM INCOME FUND

       PRINCIPAL   SECURITY NAME                    INTEREST RATE   MATURITY DATE        VALUE
AGENCY SECURITIES: 4.38%

FEDERAL HOME LOAN MORTGAGE CORPORATION: 1.36%

$          31,537  FHLMC #1B0128(+/-)                      7.28%    09/01/2031       $     31,563
          236,630  FHLMC #555243                           9.00     11/01/2016            258,010
          649,229  FHLMC #555427                           9.50     09/01/2020            742,238
          219,075  FHLMC #555490                           9.50     12/01/2016            235,639
        1,941,187  FHLMC #555519                           9.00     12/01/2016          2,129,975
          134,528  FHLMC #788792(+/-)                      7.11     01/01/2029            136,555
          289,507  FHLMC #789272(+/-)                      6.69     04/01/2032            290,124
           98,609  FHLMC #846990(+/-)                      7.31     10/01/2031             99,097
          552,747  FHLMC #884013                          10.50     05/01/2020            635,696
          458,332  FHLMC #A01734                           9.00     08/01/2018            503,197
          129,638  FHLMC #A01849                           9.50     05/01/2020            146,887
        1,406,769  FHLMC #C64637                           7.00     06/01/2031          1,497,388
        1,329,009  FHLMC #G01126                           9.50     12/01/2022          1,479,797
          263,720  FHLMC #G11150                           7.50     12/01/2011            272,690
          310,403  FHLMC #G11200                           8.00     01/01/2012            324,853
          338,620  FHLMC #G11229                           8.00     01/01/2013            350,136
          417,321  FHLMC #G11391                           7.50     06/01/2012            434,353
          292,233  FHLMC #G80118                          10.00     11/17/2021            331,088

                                                                                        9,899,286
                                                                                     ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 2.13%

          505,755  FNMA #100001                            9.00     02/15/2020            560,765
          402,618  FNMA #100256                            9.00     10/15/2021            444,520
          111,761  FNMA #100259                            7.50     12/15/2009            114,241
          110,896  FNMA #190722                            9.50     03/01/2021            123,111
          553,691  FNMA #190909                            9.00     06/01/2024            618,982
          623,603  FNMA #252870                            7.00     11/01/2014            653,797
          405,177  FNMA #310010                            9.50     12/01/2020            460,790
        1,439,350  FNMA #323534                            9.00     12/01/2016          1,595,769
          519,113  FNMA #340181                            7.00     12/01/2010            537,396
          311,999  FNMA #344890                           10.25     09/01/2021            355,770
           89,859  FNMA #379046                            9.50     03/01/2010             92,397
          187,324  FNMA #392647                            9.00     10/01/2013            189,156
            8,653  FNMA #426817                           10.00     12/01/2009              8,934
          252,497  FNMA #458004                           10.00     03/20/2018            277,559
          264,684  FNMA #523850                           10.50     10/01/2014            298,372
          860,708  FNMA #535807                           10.50     04/01/2022            988,118
          870,164  FNMA #545117(+/-)                       6.45     12/01/2040            877,649
          527,103  FNMA #545131                            8.00     03/01/2013            533,893
          121,237  FNMA #545157                            8.50     11/01/2012            122,660
        1,262,830  FNMA #545325                            8.50     07/01/2017          1,364,751
          429,381  FNMA #545460(+/-)                       7.05     11/01/2031            438,989
        2,763,735  FNMA #598559                            6.50     08/01/2031          2,877,443
          101,417  FNMA #604060(+/-)                       7.15     09/01/2031            102,807
          308,110  FNMA #604689(+/-)                       6.28     10/01/2031            313,448
          198,613  FNMA #635070(+/-)                       5.17     05/01/2032            201,006
          239,510  FNMA #646643(+/-)                       6.67     06/01/2032            242,695
          406,172  FNMA #660508                            7.00     05/01/2013            424,550
          557,878  FNMA #724657(+/-)                       8.08     07/01/2033            572,636
          123,905  FNMA #8243                             10.00     01/01/2010            129,038

                                                                                       15,521,242
                                                                                     ------------

70  Wells Fargo Advantage Income Funds  Portfolio of Investments -- May 31, 2008


ULTRA SHORT-TERM INCOME FUND

      PRINCIPAL  SECURITY NAME                                                INTEREST RATE   MATURITY DATE        VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.89%

$       136,508  GNMA #780253                                                          9.50%     11/15/2017   $       149,764
        535,207  GNMA #780267                                                          9.00      11/15/2017           587,075
        467,947  GNMA #780664                                                         10.00      10/20/2017           523,184
        686,958  GNMA #781310                                                          8.00      01/15/2013           704,177
        729,235  GNMA #781311                                                          7.50      02/15/2013           752,819
      1,440,031  GNMA #781540                                                          7.00      05/15/2013         1,504,859
      2,075,454  GNMA #781614                                                          7.00      06/15/2033         2,237,320

                                                                                                                    6,459,198
                                                                                                               --------------

TOTAL AGENCY SECURITIES (COST $30,308,437)                                                                         31,879,726
                                                                                                               --------------
ASSET BACKED SECURITIES: 15.24%

      7,500,000  American Express Issuance Trust Series 2005-2 Class A(+/-)            2.58      08/15/2013         7,214,822
      4,600,000  American Express Issuance Trust Series 2007-1 Class A(+/-)            2.71      09/15/2011         4,540,968
     10,000,000  Bank One Issuance Trust Series 2004-B1 Class B1(+/-)                  2.83      03/15/2012         9,824,045
      3,300,000  BMW Vehicle Lease Trust Series 2007-1 Class A2B(+/-)                  2.70      11/16/2009         3,289,646
      4,700,000  Capital Auto Receivables Asset Trust Series 2007-4 Class
                 A3B(+/-)                                                              3.21      07/15/2010         4,670,139

      4,036,846  Chase Funding Mortgage Loan Asset-Backed Certificates
                 Series 2003-5 Class 2M1(+/-)                                          2.99      05/25/2033         2,928,691
      3,300,000  Chase Issuance Trust Series 2007-A18 Class A(+/-)                     2.77      01/15/2015         3,199,806
      6,487,072  ContiMortgage Net Interest Margin Notes Series 1997-A Class
                 A(c)                                                                  7.23      07/16/2028             2,027

      3,585,986  Countrywide Asset-Backed Certificates Series 2007-S1 Class
                 A1A(+/-)                                                              2.50      11/25/2036         3,227,116

        487,648  Countrywide Home Equity Loan Trust Series 2004-I Class A(+/-)         2.80      02/15/2034           344,551
      1,918,136  Countrywide Home Equity Loan Trust Series 2004-Q Class 2A(+/-)        2.81      12/15/2033         1,417,701
      1,524,694  Countrywide Home Equity Loan Trust Series 2005-I Class 2A(+/-)        2.74      02/15/2036         1,190,559
      3,669,181  Daimler Chrysler Auto Trust Series 2006-A Class A3                    5.00      05/08/2010         3,688,772
      4,000,000  Daimler Chrysler Auto Trust Series 2008-B Class A2A                   3.81      06/08/2011         3,989,946
     34,135,214  Eastman Hill Funding Limited Series 1A Class A2++(c)                  0.83      09/29/2031           785,110
     43,283,845  Eastman Hill Funding Limited Series 1A Class A2E(c)                   0.83      09/29/2031           995,528
      3,400,000  First National Master Note Trust Series 2007-2 Class A(+/-)           3.26      11/15/2012         3,394,240
      2,588,945  Ford Credit Auto Owner Trust Series 2006-C Class A2B(+/-)             2.53      12/15/2009         2,586,109
        654,092  GSAA Home Equity Trust Series 2005-9 Class 2A1(+/-)                   2.51      08/25/2035           642,743
     10,183,958  Home Equity Asset Trust Series 2003-6 Class M1(+/-)                   4.10      02/25/2034         6,375,590
      8,200,000  Home Equity Asset Trust Series 2003-7 Class M1(+/-)                   3.04      03/25/2034         6,580,779
      9,073,169  Morgan Stanley ABS Capital I Series 2003-NC10 Class M1(+/-)           3.41      10/25/2033         7,653,502
      4,082,875  Mscc Heloc Trust Series 2007-1 Class A(+/-)                           2.49      12/25/2031         3,475,033
        347,042  Residential Asset Securities Corporation Series 2001-KS1
                 Class AII(+/-)                                                        2.86      03/25/2032           263,301
      8,567,197  Structured Asset Investment Loan Trust Series 2003-BC10
                 Class M1(+/-)                                                         3.52      10/25/2033         7,291,779
     10,625,549  Structured Asset Investment Loan Trust Series 2003-BC3
                 Class M1(+/-)                                                         3.82      04/25/2033         8,860,987
      1,080,848  Volkswagen Auto Loan Enhanced Trust Series 2007-1 Class A2            5.29      05/20/2009         1,082,838
      6,000,000  William Street Funding Corporation Series 2005-1 Class A(+/-)++       3.19      01/23/2011         5,430,000
      7,000,000  William Street Funding Corporation Series 2006-3 Class A(+/-)++       2.82      06/23/2012         5,869,500

TOTAL ASSET BACKED SECURITIES(COST $134,216,236)                                                                  110,815,828
                                                                                                               --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 20.89%

      7,642,275  Aames Mortgage Trust Series 2003-1 Class M1(+/-)                      3.07      10/25/2033         6,219,056
      4,321,946  Banc of America Alternative Loan Trust Series 2004-9 Class
                 3A2                                                                   5.50      10/25/2034         4,321,308
     37,285,294  Bank of America Commercial Mortgage Incorporated Series
                 2001-PB1 Class XP(+/-)++(c)                                           1.53      05/11/2035         1,132,403
      9,616,821  CDC Mortgage Capital Trust Series 2003-HE4 Class M1(+/-)              3.04      03/25/2034         6,741,216
      3,533,276  Chase Mortgage Finance Corporation Series 2005-A1 Class 2A2(+/-)      5.24      12/25/2035         3,504,522
        330,960  Citicorp Mortgage Securities Incorporated Series 1992-7
                 Class A(+/-)                                                          6.41      03/25/2022           333,809
        334,554  Collateralized Mortgage Obligation Trust Series 66 Class Z            8.00      09/20/2021           334,184
      1,166,057  Countrywide Alternative Loan Trust Series 2006-0C8 Class
                 2A1C(+/-)                                                             2.45      11/25/2036         1,143,293
      2,240,887  Countrywide Home Loans Mortgage Pass-Through Series
                 2006-HYB1 Class 2A2A(+/-)                                             5.53      03/20/2036         2,107,046
        972,722  Countrywide Home Loans Mortgage Pass-Through Trust Series
                 2001-HYB1 Class 1A1(+/-)                                              5.98      06/19/2031           971,423
        441,639  Countrywide Home Loans Mortgage Pass-Through Trust Series
                 2001-HYB1 Class 2A1(+/-)                                              6.38      06/19/2031           440,839

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 71

ULTRA SHORT-TERM INCOME FUND

       PRINCIPAL   SECURITY NAME                                                       INTEREST RATE    MATURITY DATE     VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)

$         478,570  Countrywide Home Loans Mortgage Pass-Through Trust Series
                   2004-20 Class 3A1(+/-)                                                       4.86%     09/25/2034   $    335,198
      115,383,000  Credit Suisse First Boston Mortgage Securities Corporation
                   Series 2001-CK1 Class ACP(+/-)++(c)                                          1.03      12/18/2035          6,346
      100,000,000  Credit Suisse First Boston Mortgage Securities Corporation
                   Series 2001-CK6 Class ACP(+/-)(c)                                            0.93      08/15/2036        459,110
       90,200,000  Credit Suisse First Boston Mortgage Securities Corporation
                   Series 2001-CKN5 Class ACP(+/-)++(c)                                         1.94      09/15/2034        719,038
          400,491  DLJ Mortgage Acceptance Corporation Series 1990-2 Class A(+/-)               6.49      01/25/2022        398,757
           69,341  DLJ Mortgage Acceptance Corporation Series 1991-3 Class A(1+/-)              6.22      02/20/2021         69,218
        1,213,506  EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3(+/-)                   3.46      09/25/2033      1,099,575
        1,467,146  FHLMC Structured Pass-Through Securities Series T-42 Class A6                9.50      02/25/2042      1,449,428
        1,215,841  FNMA Grantor Trust Series 2000-T6 Class A2                                   9.50      06/25/2030      1,306,552
        3,300,487  FNMA Grantor Trust Series 2001-T10 Class A3                                  9.50      12/25/2041      3,589,989
        2,742,153  FNMA Grantor Trust Series 2001-T12 Class A3                                  9.50      08/25/2041      2,988,518
        6,020,920  FNMA Grantor Trust Series 2001-T8 Class A3(+/-)                              6.12      07/25/2041      6,057,166
        3,507,672  FNMA Grantor Trust Series 2002-T1 Class A4                                   9.50      11/25/2031      3,832,145
          276,131  FNMA Series 1988-4 Class Z                                                   9.25      03/25/2018        300,612
          375,287  FNMA Series 1988-5 Class Z                                                   9.20      03/25/2018        395,748
          160,600  FNMA Series 1988-9 Class Z                                                   9.45      04/25/2018        173,490
          645,840  FNMA Series 1989-30 Class Z                                                  9.50      06/25/2019        703,035
          133,942  FNMA Series 1989-49 Class E                                                  9.30      08/25/2019        144,368
          137,002  FNMA Series 1990-111 Class Z                                                 8.75      09/25/2020        144,994
          322,263  FNMA Series 1990-119 Class J                                                 9.00      10/25/2020        355,046
          181,030  FNMA Series 1990-124 Class Z                                                 9.00      10/25/2020        199,454
          657,626  FNMA Series 1990-21 Class Z                                                  9.00      03/25/2020        719,909
          365,891  FNMA Series 1990-27 Class Z                                                  9.00      03/25/2020        406,415
          190,174  FNMA Series 1990-30 Class D                                                  9.75      03/25/2020        213,065
          862,592  FNMA Series 1991-132 Class Z                                                 8.00      10/25/2021        931,193
          325,149  FNMA Series 1992-71 Class X                                                  8.25      05/25/2022        354,468
        1,251,425  FNMA Series 2003-W19 Class 1A4                                               4.78      11/25/2033      1,250,199
        1,740,797  FNMA Series G-22 Class ZT                                                    8.00      12/25/2016      1,865,623
        2,355,838  FNMA Whole Loan Series 2002-W4 Class A6(+/-)                                 6.02      05/25/2042      2,347,404
          195,552  FNMA Whole Loan Series 2003-W11 Class A1(+/-)                                7.28      06/25/2033        196,236
        7,466,392  FNMA Whole Loan Series 2003-W6 Class 6A(+/-)                                 6.03      08/25/2042      7,405,285
      181,365,889  GE Capital Commercial Mortgage Corporation Series 2001-2 Class
                   X2(+/-)++(c)                                                                 1.08      08/11/2033        367,103
      131,400,000  GMAC Commercial Mortgage Securities Incorporated Series 2001-C2
                   Class X2(+/-)++(c)                                                           0.71      04/15/2034         79,865
        9,765,623  GMAC Mortgage Corporation Loan Trust Series 2006-HE4 Class A1(+/-)           2.46      12/25/2036      6,765,886
        3,941,809  GNMA Series 2007-69 Class TA(+/-)                                            4.82      06/16/2031      3,972,874
        5,209,798  GSMPS Mortgage Loan Trust Series 2004-4 Class 1AF(+/-)++                     2.79      06/25/2034      4,875,817
        4,190,003  GSMPS Mortgage Loan Trust Series 2004-4 Class 2A1(+/-)++                     6.26      06/25/2034      3,766,972
        4,968,294  GSMPS Mortgage Loan Trust Series 2006-RP1 Class 1AF1(+/-)++                  2.74      01/25/2036      4,929,643
        4,851,056  GSMPS Mortgage Loan Trust Series 2006-RP2 Class 1AF1(+/-)++                  2.79      04/25/2036      4,823,259
        2,237,890  GSR Mortgage Loan Trust Series 2004-1 Class 2A2(+/-)                         6.69      04/25/2032      2,228,229
          307,934  Housing Securities Incorporated Series 1992-8 Class E(+/-)                   6.08      06/25/2024        303,186
      136,225,311  IndyMac Index Mortgage Loan Trust Series 2004-AR14 Class
                   AX1(+/-)(c)                                                                  0.80      01/25/2035         21,285
        1,776,548  JPMorgan Alternative Loan Trust Series 2006-A5 Class 1A2(+/-)                2.45      10/25/2036      1,727,399
      248,861,000  JPMorgan Chase Commercial Mortgage Securities Corporation
                   Series 2001-CIB2 Class X2(+/-)++(c)                                          1.00      04/15/2035        211,383
        3,046,103  JPMorgan Mortgage Trust Series 2005-A2 Class 3A1(+/-)                        4.89      04/25/2035      3,022,136
        3,916,403  JPMorgan Mortgage Trust Series 2005-A3 Class 7CA1(+/-)                       5.11      06/25/2035      3,874,277
        2,950,392  JPMorgan Mortgage Trust Series 2005-A5 Class 3A1(+/-)                        5.38      08/25/2035      2,931,269
        3,537,370  JPMorgan Residential Mortgage Acceptance Series 2006-R1 Class
                   1A1(+/-)++                                                                   4.94      09/28/2044      3,464,465
            1,394  Morgan Stanley Mortgage Trust Series 35 Class 2(i)(d)                   11,883.50      04/20/2021             11
        1,484,696  Opteum Mortgage Acceptance Corporation Series 2005-5
                   Class 2A1A(+/-)                                                              5.47      12/25/2035      1,484,682
           58,752  Prudential Home Mortgage Securities Series 1988-1 Class A(+/-)               6.81      04/25/2018         58,171
           16,863  Resecuritization Mortgage Trust Series 1998-B Class A(+/-)++                 2.64      04/26/2021         16,803

72  Wells Fargo Advantage Income Funds  Portfolio of Investments -- May 31, 2008

ULTRA SHORT-TERM INCOME FUND

        PRINCIPAL  SECURITY NAME                                                     INTEREST RATE    MATURITY DATE       VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)

$      11,587,117  Residential Finance LP Series 2003-C Class B3(+/-)++                       3.99%     09/10/2035   $    9,312,671
        7,415,755  Residential Finance LP Series 2003-C Class B4(+/-)++                       4.19      09/10/2035        5,872,464
           70,822  Saco I Trust Series 2005-2 Class A(+/-)++                                  2.59      04/25/2035           47,000
          888,051  Salomon Brothers Mortgage Securities VII Series 1990-2 Class
                   A(+/-)                                                                     6.56      11/25/2020          886,488
        5,613,115  Structured Asset Mortgage Investments Incorporated Series
                   2001-4 Class A1                                                            9.22      10/25/2024        5,857,999
          773,120  Structured Asset Mortgage Investments Incorporated Series
                   2001-4 Class A2                                                            9.65      10/25/2024          791,048
          439,450  Structured Asset Securities Corporation Series 1998-2 Class
                   A(+/-)                                                                     2.91      02/25/2028          406,614
        3,863,189  Structured Asset Securities Corporation Series 1998-RF1
                   Class A(+/-)++                                                             8.74      04/15/2027        3,857,947
        5,032,509  Structured Asset Securities Corporation Series 1998-RF2
                   Class A(+/-)++                                                             8.50      07/15/2027        5,022,764
          339,175  Terwin Mortgage Trust Series 2004-21HE Class 1A1(+/-)                      2.87      12/25/2034          312,889
          516,215  Wilshire Funding Corporation Series 1996-3 Class M2(+/-)                   6.83      08/25/2032          515,191
          455,090  Wilshire Funding Corporation Series 1996-3 Class M3(+/-)                   6.83      08/25/2032          454,187
        1,918,382  Wilshire Funding Corporation Series 1998-2 Class M1(+/-)                   6.73      12/28/2037        1,915,114

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $164,693,825)                                                           151,843,774
                                                                                                                     --------------

CORPORATE BONDS & NOTES: 39.04%

AGRICULTURAL PRODUCTION CROPS: 0.48%
        3,489,000  Bunge Limited Finance Corporation                                          4.38      12/15/2008        3,497,269
                                                                                                                     --------------

AMUSEMENT & RECREATION SERVICES: 0.26%
        1,900,000  San Manuel Entertainment Authority Series 04-B(+/-)++                      6.11      12/01/2010        1,900,000
                                                                                                                     --------------

APPAREL & ACCESSORY STORES: 0.27%
        1,935,000  May Department Stores Company                                              5.95      11/01/2008        1,935,242
                                                                                                                     --------------

CASINO & GAMING: 0.41%
        3,000,000  MGM Mirage Incorporated                                                    6.00      10/01/2009        2,981,250
                                                                                                                     --------------

CHEMICALS & ALLIED PRODUCTS: 0.51%
        3,735,000  Clorox Company                                                             4.20      01/15/2010        3,713,632
                                                                                                                     --------------

COMMUNICATIONS: 5.52%
        5,000,000  AT&T Incorporated(+/-)                                                     2.89      11/14/2008        4,998,230
        3,880,000  British Telecommunications plc                                             8.63      12/15/2010        4,204,593
        3,000,000  Citizens Communications Company                                            9.25      05/15/2011        3,146,250
        4,000,000  Comcast MO of Delaware LLC                                                 9.00      09/01/2008        4,028,924
        3,280,000  Cox Communications Incorporated                                            7.88      08/15/2009        3,379,453
        3,390,000  EchoStar DBS Corporation                                                   5.75      10/01/2008        3,390,000
        2,425,000  Qwest Corporation                                                          5.63      11/15/2008        2,421,969
        2,000,000  Sprint Capital Corporation                                                 6.13      11/15/2008        2,034,530
        2,910,000  Sprint Capital Corporation                                                 6.38      05/01/2009        2,895,450
        4,845,000  Time Warner Entertainment Company LP                                       7.25      09/01/2008        4,867,578
        4,850,000  Viacom Incorporated(+/-)                                                   3.15      06/16/2009        4,789,297

                                                                                                                         40,156,274
                                                                                                                     --------------

DEPOSITORY INSTITUTIONS: 5.17%

        5,000,000  Allfirst Preferred Capital Trust(+/-)                                      4.21      07/15/2029        4,930,825
        4,855,000  Bank of America Corporation                                                7.80      02/15/2010        5,108,873
        7,500,000  Central Fidelity Capital I Series A(+/-)                                   3.71      04/15/2027        7,300,170
        1,363,600  Fifth Third Bank Series BKNT                                               2.87      08/10/2009        1,343,378
        6,800,000  ING USA Global Funding Trust Series MTN(+/-)                               3.01      10/09/2009        6,752,380
        3,750,000  M&I Marshall & Ilsley Bank Series BN(+/-)                                  3.33      12/04/2012        3,274,421
        1,145,000  Manufacturers & Traders Trust Company(+/-)++                               4.20      04/01/2013        1,081,401
        1,900,000  PNC Funding Corporation(+/-)                                               3.04      01/31/2012        1,797,818
        6,000,000  Wachovia Bank National Series BKNT                                         4.38      08/15/2008        5,999,106

                                                                                                                         37,588,372
                                                                                                                     --------------

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 73

ULTRA SHORT-TERM INCOME FUND

       PRINCIPAL   SECURITY NAME                                           INTEREST RATE    MATURITY DATE      VALUE
ELECTRIC, GAS & SANITARY SERVICES: 3.67%
$      2,040,000   Dominion VA Resources Incorporated Series B(+/-)                 2.86%      11/14/2008   $   2,031,856
       4,800,000   Entergy Gulf States Incorporated(+/-)                            3.48       12/01/2009       4,742,136
       2,890,000   Entergy Gulf States Incorporated                                 5.12       08/01/2010       2,879,986
       3,875,000   Florida Power Corporation Series A(+/-)                          3.08       11/14/2008       3,862,759
       3,870,000   Ohio Power Company(+/-)                                          2.91       04/05/2010       3,746,404
       5,234,129   Salton Sea Funding Corporation Series C                          7.84       05/30/2010       5,383,406
       3,940,000   Waste Management Incorporated                                    6.88       05/15/2009       4,029,371

                                                                                                               26,675,918
                                                                                                            -------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT: 0.88%
       6,750,000   National Semiconductor Corporation(+/-)                          3.05       06/15/2010       6,397,245
                                                                                                            -------------

FOOD & KINDRED PRODUCTS: 1.46%
       4,835,000   General Mills Incorporated(+/-)                                  3.04       01/22/2010       4,747,274
       2,900,000   HJ Heinz Company++                                               6.43       12/01/2008       2,931,639
       2,905,000   Kraft Foods Incorporated                                         4.00       10/01/2008       2,904,872

                                                                                                               10,583,785
                                                                                                            -------------

FOOD STORES: 1.07%
       2,915,000   Kroger Company                                                   7.25       06/01/2009       3,006,117
       4,795,000   Safeway Incorporated(+/-)                                        3.01       03/27/2009       4,759,680

                                                                                                                7,765,797
                                                                                                            -------------

GENERAL MERCHANDISE STORES: 0.44%
       3,290,000   CVS Caremark Corporation(+/-)                                    3.38       06/01/2010       3,217,367
                                                                                                            -------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.40%
       2,910,000   Case New Holland Incorporated                                    6.00       06/01/2009       2,917,275
                                                                                                            -------------

INSURANCE CARRIERS: 2.39%
       4,840,000   Lincoln National Corporation(+/-)                                2.84       04/06/2009       4,800,849
       4,840,000   Sun Life Financial Global Funding LP(+/-)++                      2.98       07/06/2010       4,816,095
       3,880,000   Unitedhealth Group Incorporated(+/-)                             4.07       02/07/2011       3,872,795
       3,875,000   UNUMProvident Corporation                                        5.86       05/15/2009       3,921,031

                                                                                                               17,410,770
                                                                                                            -------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
& OPTICAL GOODS: 0.69%
       4,840,000   Xerox Corporation                                                7.13       06/15/2010       5,018,180
                                                                                                            -------------

MOTION PICTURES: 0.66%
       4,840,000   The Walt Disney Company(+/-)                                     2.78       07/16/2010       4,794,504
                                                                                                            -------------

NON-DEPOSITORY CREDIT INSTITUTIONS: 4.79%
       6,780,000   American Express Credit Corporation Series MTN(+/-)              3.79       05/27/2010       6,792,584
       4,850,000   American Honda Finance Corporation Series MTN(+/-)++<<           3.18       02/05/2010       4,843,622
       8,230,000   General Electric Capital Corporation(+/-)<<                      3.00       04/28/2011       8,152,161
       3,880,000   IBM International Group Capital LLC(+/-)                         3.25       07/29/2009       3,889,312
       8,000,000   Private Export Funding Corporation Series D                      5.87       07/31/2008       8,044,464
       3,158,000   SLM Corporation Series MTNA                                      3.95       08/15/2008       3,118,424

                                                                                                               34,840,567
                                                                                                            -------------

OIL & GAS EXTRACTION: 1.68%
       4,840,000   Anadarko Petroleum Corporation(+/-)                              3.20       09/15/2009       4,792,578
       5,000,000   Baker Hughes Incorporated                                        6.00       02/15/2009       5,065,560
       2,330,000   El Paso Corporation                                              6.75       05/15/2009       2,345,497

                                                                                                               12,203,635
                                                                                                            -------------

74  Wells Fargo Advantage Income Funds  Portfolio of Investments -- May 31, 2008

ULTRA SHORT-TERM INCOME FUND

    PRINCIPAL  SECURITY NAME                                              INTEREST RATE   MATURITY DATE       VALUE
PETROLEUM REFINING & RELATED INDUSTRIES: 0.80%
$   5,825,000  Valero Energy Corporation                                           3.50%     04/01/2009   $   5,811,166
                                                                                                          -------------

PIPELINES: 1.20%
    3,880,000  Enbridge Energy Partners LP                                         4.00      01/15/2009       3,857,581
    4,855,000  Plains All American Pipeline LP                                     4.75      08/15/2009       4,855,850

                                                                                                              8,713,431
                                                                                                          -------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.67%
    5,000,000  Gannett Company(+/-)                                                2.84      05/26/2009       4,869,705
                                                                                                          -------------

RAILROAD TRANSPORTATION: 0.27%
    1,940,000  Union Pacific Corporation                                           7.38      09/15/2009       1,996,415
                                                                                                          -------------

REAL ESTATE INVESTMENT TRUSTS (REITS): 0.79%
    3,544,000  Equity One Incorporated                                             3.88      04/15/2009       3,469,548
    2,501,000  HRPT Properties Trust(+/-)                                          3.40      03/16/2011       2,293,344

                                                                                                              5,762,892
                                                                                                          -------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.34%
    5,940,000  Lehman Brothers Holdings Incorporated Series MTN1(+/-)              2.67      03/23/2009       5,802,026
    3,880,000  Morgan Stanley Series MTN(+/-)                                      4.78      05/14/2010       3,913,356

                                                                                                              9,715,382
                                                                                                          -------------

TRANSPORTATION EQUIPMENT: 1.91%
    7,745,000  DaimlerChrysler NA Holding Corporation Series MTN(+/-)              3.22      03/13/2009       7,695,943
    5,855,000  Lockheed Martin Corporation                                         8.20      12/01/2009       6,192,611

                                                                                                             13,888,554
                                                                                                          -------------

WHOLESALE TRADE NON-DURABLE GOODS: 1.31%
    4,840,000  Brown-Forman Corporation(+/-)                                       2.80      04/18/2010       4,740,736
    4,835,000  Cardinal Health Incorporated(+/-)                                   2.96      10/02/2009       4,773,963

                                                                                                              9,514,699
                                                                                                          -------------

TOTAL CORPORATE BONDS & NOTES (COST $ 286,348,417)                                                          283,869,326
                                                                                                          -------------

FOREIGN CORPORATE BONDS: 8.44%
    3,000,000  British Sky Broadcasting plc<<                                      6.88      02/23/2009       3,068,724
    2,825,000  Covidien International Finance SA++                                 5.15      10/15/2010       2,852,335
    6,000,000  Deutsche Telekom International Finance BV                           3.88      07/22/2008       5,999,280
    6,005,000  Diageo Finance BV(+/-)                                              2.82      03/30/2009       5,989,825
      475,000  Pemex Finance Limited                                               9.69      08/15/2009         489,250
    2,900,000  SABMiller plc(+/-)++                                                3.00      07/01/2009       2,907,520
    3,400,000  Shaw Communications Incorporation<<                                 7.25      04/06/2011       3,502,000
    2,000,000  Telecom Italia Capital(+/-)                                         3.35      02/01/2011       1,899,938
    6,374,000  Telefonica Emisiones Sau(+/-)                                       2.84      06/19/2009       6,312,701
    4,840,000  Telefonos de Mexico SA                                              4.50      11/19/2008       4,842,212
    3,880,000  Thomson Corporation                                                 4.25      08/15/2009       3,852,557
    8,000,000  Transocean Incorporated(+/-)                                        3.21      09/05/2008       7,987,304
    4,845,000  Vodafone Group plc(+/-)                                             3.14      06/15/2011       4,746,758
    6,770,000  Western Power Distribution Holdings Limited++                       6.50      12/15/2008       6,884,135

TOTAL FOREIGN CORPORATE BONDS@ (COST $61,486,092)                                                            61,334,539
                                                                                                          -------------

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 75

ULTRA SHORT-TERM INCOME FUND

    PRINCIPAL   SECURITY NAME                                                        INTEREST RATE   MATURITY DATE       VALUE
MUNICIPAL BONDS & NOTES: 3.59%

CALIFORNIA: 0.39%
$   2,800,000   Vernon CA Natural Gas Financing Authority Vernon Gas Project
                Series A3 (Utilities Revenue, MBIA Insured)(+/-)Section                       5.00%    08/01/2021   $   2,825,452
                                                                                                                     -------------

ILLINOIS: 0.12%

      895,000   Prospect Heights IL (Property Tax Revenue)\                                   3.19     12/01/2008          870,960
                                                                                                                     -------------

IOWA: 0.40%

      920,000   Coralville IA Annual Appropriation Tax Increment Series E (Tax
                Incremental Revenue)                                                          5.60     06/01/2008          920,046
    1,345,000   Coralville IA Annual Appropriation Tax Increment Series E (Tax
                Incremental Revenue)                                                          5.39     06/01/2009        1,357,065
      625,000   Coralville IA Annual Appropriation Tax Increment Series E (Tax
                Incremental Revenue)                                                          5.34     06/01/2010          631,431

                                                                                                                         2,908,542
                                                                                                                     -------------

LOUISIANA: 0.08%
      594,437   Tobacco Settlement Financing Corporation LA Series 2001A (Other
                Revenue LOC)                                                                  6.36     05/15/2025          579,579
                                                                                                                     -------------

MASSACHUSETTS: 0.82%
    2,900,000   Boston University Massachusetts (College & University Revenue,
                GO of Institution)(+/-)Section                                                5.41     10/01/2019        2,900,000
    3,000,000   Northeastern University Massachusetts Series A (College &
                University Revenue, MBIA Insured)                                             7.04     10/01/2028        3,070,770

                                                                                                                         5,970,770
                                                                                                                     -------------

NEVADA: 0.39%
    2,825,000   Reno NV Washoe Medical Center Project Series A (HCFR, AMBAC
                Insured)(+/-)Section                                                          5.22     06/01/2028        2,825,000
                                                                                                                     -------------

NEW JERSEY: 0.54%

    3,870,000   Bayonne NJ Redevelopment Agency (Other Revenue)                               5.59     04/11/2009        3,921,974
                                                                                                                     -------------

PENNSYLVANIA: 0.85%
    7,200,000   Harrisburg PA Authority Resource Recovery Facility Capital
                Appreciation Limited Obligation Series D
                (Special Facilities Revenue)\                                                 5.89     12/15/2010        6,203,664
                                                                                                                     -------------

TOTAL MUNICIPAL BONDS & NOTES (COST $26,034,292)                                                                        26,105,941
                                                                                                                     -------------

COLLATERAL FOR SECURITIES LENDING: 2.03%

       SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.16%
      285,259   BlackRockTemporary #24 Money Market Fund                                                                   285,259
      285,259   Daily Assets Fund Institutional                                                                            285,259
      285,259   Dreyfus Cash Management Fund                                                                               285,259
      285,259   Short-Term Investment Company Money Market Fund                                                            285,259

                                                                                                                         1,141,036
                                                                                                                     -------------

    PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS: 1.87%
$     109,715   Alpine Securitization Corporation++                                           2.66     06/03/2008          109,691
      159,087   Amstel Funding Corporation++                                                  2.65     06/05/2008          159,028
      109,715   Amstel Funding Corporation++                                                  2.48     06/19/2008          109,571
       96,001   Amsterdam Funding Corporation++                                               2.67     06/05/2008           95,965
       14,373   Apreco LLC++                                                                  2.65     06/16/2008           14,356
       93,258   Aspen Funding Corporation++                                                   2.47     06/02/2008           93,245
      109,715   Aspen Funding Corporation++                                                   2.63     06/09/2008          109,643
      246,859   Atlantic Asset Securitization Corporation++                                   2.40     06/02/2008          246,826
      109,715   Atlantic Asset Securitization Corporation++                                   2.47     06/13/2008          109,617


76  Wells Fargo Advantage Income Funds  Portfolio of Investments -- May 31, 2008

ULTRA SHORT-TERM INCOME FUND

     PRINCIPAL   SECURITY NAME                                                    INTEREST RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)

$    1,782,869   Barclays Repurchase Agreement - 102% Collateralized by
                 Mortgage-Backed Securities (Maturity Value $1,783,211)                    2.30%    06/02/2008     $    1,782,869
       108,344   Barclays US Funding LLC                                                   2.45     06/05/2008            108,307
       274,288   BASF Finance Europe NV(+/-)++                                             2.81     10/17/2008            274,083
       109,715   Belmont Funding LLC++                                                     2.70     06/17/2008            109,575
        96,001   BNP Paribas                                                               2.60     06/02/2008             95,987
        54,858   Bryant Bank Funding LLC++                                                 2.65     06/05/2008             54,837
        54,858   Bryant Bank Funding LLC++                                                 2.48     06/11/2008             54,816
        54,858   Bryant Bank Funding LLC++                                                 2.49     06/30/2008             54,744
       109,715   Cafco LLC                                                                 2.55     06/06/2008            109,668
        54,858   Cancara Asset Securitization Limited++                                    2.47     06/27/2008             54,756
       109,715   CBA (Delaware) Finance Incorporated                                       2.35     06/13/2008            109,622
        53,673   Chariot Funding LLC++                                                     2.48     06/10/2008             53,636
       128,915   Charta LLC++                                                              2.65     06/05/2008            128,868
       127,586   Cheyne Finance LLC(+/-)++(a)(i)\\                                         6.40     02/25/2008             91,862
        47,452   Ciesco LLC++                                                              2.45     06/05/2008             47,436
       109,715   Ciesco LLC++                                                              2.46     06/20/2008            109,565
       109,715   Clipper Receivables Corporation++                                         2.63     06/11/2008            109,627
        96,001   CRC Funding LLC++                                                         2.65     06/03/2008             95,979
       109,715   CRC Funding LLC++                                                         2.48     06/25/2008            109,526
       740,576   Credit Suisse First Boston Repurchase Agreement - 102%
                 Collateralized by Mortgage-Backed Securities
                 (Maturity Value $ 740,729)                                                2.48     06/02/2008            740,576
       296,231   Danske Bank AS                                                            2.45     06/02/2008            296,231
       296,231   Danske Bank AS                                                            2.50     06/02/2008            296,231
       296,231   Danske Bank AS                                                            2.53     06/03/2008            296,231
       296,231   Deutsche Bank Repurchase Agreement - 102% Collateralized by
                 Money Market Securities (Maturity Value $296,291)                         2.45     06/02/2008            296,231
       603,433   Deutsche Bank Repurchase Agreement - 102% Collateralized by
                 Mortgage-Backed Securities (Maturity Value $603,551)                      2.35     06/02/2008            603,433
        82,286   Ebbets Funding LLC++                                                      2.70     06/10/2008             82,225
       109,715   Enterprise Funding LLC++                                                  2.70     06/02/2008            109,699
       109,715   Enterprise Funding LLC++                                                  2.47     06/19/2008            109,572
       164,573   Erasmus Capital Corporation++                                             2.47     06/02/2008            164,550
        22,404   Erasmus Capital Corporation++                                             2.55     06/06/2008             22,394
        22,140   Erasmus Capital Corporation++                                             2.60     06/10/2008             22,125
       109,715   Eureka Securitization Incorporated++                                      2.47     06/06/2008            109,670
       112,458   Fairway Finance Corporation++                                             2.43     06/11/2008            112,374
        82,286   Falcon Asset Securitization Corporation++                                 2.47     06/02/2008             82,275
       109,715   Falcon Asset Securitization Corporation++                                 2.41     06/24/2008            109,539
       102,035   Fortis Bank NY                                                            2.50     06/05/2008            102,035
       116,572   Gemini Securitization Incorporated++                                      2.73     06/03/2008            116,546
       109,715   Gemini Securitization Incorporated++                                      2.53     06/20/2008            109,561
        87,772   General Electric Capital Assurance Company(+/-)                           2.59     06/16/2008             87,772
        83,521   Govco Incorporated++                                                      2.65     06/04/2008             83,496
       137,144   Grampian Funding Limited++                                                2.40     06/03/2008            137,116
       109,715   Grampian Funding Limited++                                                2.55     06/23/2008            109,536
       192,001   ING (USA) Annuity & Life Insurance Company(+/-)(i)                        2.59     10/16/2008            192,001
        75,336   Jupiter Securitization Corporation++                                      2.45     06/03/2008             75,320
        54,858   Jupiter Securitization Corporation++                                      2.60     06/04/2008             54,842
       109,715   Jupiter Securitization Corporation++                                      2.47     06/05/2008            109,677
       109,715   Kitty Hawk Funding Corporation++                                          2.45     06/12/2008            109,625
        82,286   Liberty Street Funding Corporation++                                      2.50     06/02/2008             82,275
        35,657   Liberty Street Funding Corporation++                                      2.75     06/05/2008             35,644
        71,315   Liberty Street Funding Corporation++                                      2.59     06/13/2008             71,248
       137,144   Mazarin Funding Corporation(+/-)++                                        2.45     08/04/2008            136,807

Portfolio of Investments -- May 31, 2008   Wells Fargo Advantage Income Funds 77

ULTRA SHORT-TERM INCOME FUND

     PRINCIPAL   SECURITY NAME                                                    INTEREST RATE    MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$      137,144   MetLife Global Funding I(+/-)++                                      2.43%         10/21/2008     $      137,121
       109,715   Mont Blanc Capital Corporation++                                     2.49          06/23/2008            109,540
        84,343   Morgan Stanley(+/-)                                                  2.64          10/15/2008             84,294
       137,144   Natexis Banques Populaires(+/-)++                                    2.74          09/08/2008            136,620
        54,973   Nieuw Amsterdam Receivables Corporation++                            2.55          06/04/2008             54,957
        54,858   Nieuw Amsterdam Receivables Corporation++                            2.45          06/25/2008             54,764
       132,141   Old Line Funding Corporation++                                       2.58          06/09/2008            132,056
       109,715   Park Avenue Receivable Corporation++                                 2.42          06/27/2008            109,516
        98,744   Picaros Funding LLC++                                                2.65          06/05/2008             98,707
        97,646   Premium Asset Trust(+/-)++(i)                                        2.87          07/15/2008             97,575
       109,715   Ranger Funding Corporation++                                         2.55          06/04/2008            109,684
        46,870   RBS Citizen (Grand Cayman) NA                                        2.19          06/02/2008             46,870
       108,870   Regency Markets #1 LLC++                                             2.48          06/17/2008            108,743
       117,944   Royal Bank of Scotland plc                                           2.43          06/09/2008            117,872
       109,715   Scaldis Capital Limited++                                            2.50          06/26/2008            109,517
       109,715   Sheffield Receivables Corporation++                                  2.55          06/04/2008            109,684
       109,715   Sheffield Receivables Corporation++                                  2.50          06/16/2008            109,593
       108,344   Societe Generale North America Incorporated                          2.61          06/06/2008            108,296
       109,715   Solitaire Funding LLC++                                              2.50          06/12/2008            109,624
       219,430   Stanfield Victoria Funding LLC(+/-)++(a)(i)\\                        5.73          04/03/2008            179,933
        35,657   Surrey Funding Corporation                                           3.00          06/02/2008             35,651
        92,435   Surrey Funding Corporation++                                         2.92          06/03/2008             92,412
        38,400   Surrey Funding Corporation++                                         2.65          06/09/2008             38,375
       109,715   Thames Asset Global Securitization #1 Incorporated                   2.57          06/16/2008            109,590
       109,715   Thunder Bay Funding Incorporated++                                   2.50          06/27/2008            109,509
       109,715   Ticonderoga Funding Limited++                                        2.40          06/17/2008            109,591
       548,575   Transamerica Occidental Life Insurance(+/-)(i)                       2.58          10/31/2008            548,575
       109,715   Tulip Funding Corporation++                                          2.45          06/25/2008            109,528
       137,144   UniCredito Italiano Bank (Ireland) Series LIB(+/-)++                 2.65          10/08/2008            137,093
        65,829   Versailles CDS LLC++                                                 3.00          06/03/2008             65,813
        27,429   Versailles CDS LLC++                                                 2.85          06/05/2008             27,418
       137,144   Victoria Finance LLC(+/-)(a)(i)\\                                    5.56          05/02/2008            112,458
       137,144   Victoria Finance LLC(+/-)++(a)(i)>>                                  2.55          08/07/2008            112,458
       109,715   Windmill Funding Corporation++                                       2.50          06/16/2008            109,593
        48,516   Yorktown Capital LLC++                                               2.43          06/17/2008             48,460
        54,858   Yorktown Capital LLC++                                               2.53          06/19/2008             54,784

                                                                                                                       13,616,836
                                                                                                                   --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $14,895,878)                                                             14,757,872
                                                                                                                   --------------
       SHARES

SHORT-TERM INVESTMENTS: 7.60%
    54,827,859   Wells Fargo Advantage Money Market Trust>+++                                                          54,827,859
                                                                                                                   --------------

78  Wells Fargo Advantage Income Funds  Portfolio of Investments -- May 31, 2008

ULTRA SHORT-TERM INCOME FUND

PRINCIPAL        SECURITY NAME                                                    INTEREST RATE    MATURITY DATE         VALUE
US TREASURY BILLS: 0.06%
$      400,000 US Treasury Bill\#                                                     1.18%         07/17/2008     $      399,120
                                                                                                                   --------------

TOTAL SHORT-TERM INVESTMENTS (COST $55,227,272)                                                                        55,226,979
                                                                                                                   --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $773,210,449)*                                       101.21%                                                 $  735,833,985

Other Assets and Liabilities, Net                           (1.21)                                                     (8,820,340)
                                                           ------                                                  --------------

TOTAL NET ASSETS                                           100.00%                                                 $  727,013,645
                                                           ------                                                  --------------

----------------

(+/-) Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

<<       All or a portion of this security is on loan.

@        Foreign bond principal is denominated in US dollars.

Section These securities are subject to a demand feature which reduces the effective maturity.

\        Zero coupon bond. Interest rate presented is yield to maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)      Illiquid security.

(d) This security is a structured note which generates income based on a coupon formula (-1,500 * 1 month LIBOR + 15,573.5%) and the prepayment behavior of the underlying collateral. The coupon is subject to a mandatory cap of 15,573.5% and a mandatory floor of 11%. The current interest rate is (-1500*2.46)+15,573.5% = 11,883.5%.

\\ This security is currently in default with regards to scheduled interest and/or principal payments.

> This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++ Short-term security of an affiliate of the Fund with a cost of $54,827,859.

#        Security pledged as collateral for futures transactions. (See Note 2)

* Cost for federal income tax purposes is $773,210,447 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                         $   3,329,052

Gross unrealized depreciation                           (40,705,515)
                                                      --------------
Net unrealized appreciation (depreciation)            $ (37,376,463)

The accompanying notes are an integral part of these financial statements.

                                          This page is intentionally left blank.

80  Wells Fargo Advantage Income Funds                  Statements of Assets and
                                                     Liabilities -- May 31, 2008

                                                                                       Corporate        Government
                                                                                       Bond Fund      Securities Fund
                                                                                    ---------------   ---------------
ASSETS
   Investments
     In securities, at market value (including securities on loan) .............    $   229,738,937   $ 1,590,783,921
     Collateral received for securities loaned (Note 2) ........................          7,937,857       681,643,440
     Investments in affiliates .................................................          4,746,896        29,034,808
                                                                                    ---------------   ---------------
   Total investments at market value (see cost below) ..........................        242,423,690     2,301,462,169
                                                                                    ---------------   ---------------

   Variation margin receivable on futures contracts ............................                  0            31,203
   Receivable for Fund shares issued ...........................................            393,792         4,006,535
   Receivable for investments sold .............................................          6,379,612         7,533,545
   Receivables for dividends and interest ......................................          3,243,558        11,550,865
   Unrealized appreciation on swaps/spread locks ...............................              4,627                 0
                                                                                    ---------------   ---------------
Total assets ...................................................................        252,445,279     2,324,584,317
                                                                                    ---------------   ---------------

LIABILITIES

   Payable for daily variation margin on futures contracts .....................             45,588                 0
   Payable for Fund shares redeemed ............................................            285,648         4,852,606
   Payable for investments purchased ...........................................          6,793,970       238,079,502
   Dividends payable ...........................................................            124,490           721,328
   Payable to investment advisor and affiliates (Note 3) .......................            100,444           822,010
   Payable upon receipt of securities loaned (Note 2) ..........................          8,021,348       686,999,727
   Unrealized depreciation on swaps/spread locks ...............................             13,160                 0
   Accrued expenses and other liabilities ......................................            411,792           264,709
                                                                                    ---------------   ---------------
Total liabilities ..............................................................         15,796,440       931,739,882
                                                                                    ---------------   ---------------
TOTAL NET ASSETS ...............................................................    $   236,648,839   $ 1,392,844,435
                                                                                    ---------------   ---------------
NET ASSETS CONSIST OF
   Paid-in capital .............................................................    $   369,182,701   $ 1,413,011,525
   Undistributed net investment income (loss) ..................................              2,080           209,841
   Undistributed net realized gain (loss) on investments .......................       (128,252,551)        2,139,199
   Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated
     in foreign currencies .....................................................         (4,359,482)      (16,888,876)

   Net unrealized appreciation (depreciation) from investments of
     collateral received for securities loaned .................................            (83,491)       (5,356,287)
   Net unrealized appreciation (depreciation) of futures .......................            168,115          (270,967)
   Net unrealized appreciation (depreciation) of options, swap agreements,
     and short sales ...........................................................             (8,533)                0
                                                                                    ---------------   ---------------
TOTAL NET ASSETS ...............................................................    $   236,648,839   $ 1,392,844,435
                                                                                    ---------------   ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets - Class C ........................................................                 NA   $     2,594,818
   Shares outstanding - Class C ................................................                 NA           248,353
   Net asset value and offering price per share - Class C ......................                 NA   $         10.45
   Net assets - Administrator Class ............................................                 NA   $   123,992,771
   Shares outstanding - Administrator Class ....................................                 NA        11,868,066
   Net asset value and offering price per share - Administrator Class ..........                 NA   $         10.45
   Net assets - Advisor Class ..................................................    $    17,356,714   $    71,232,574
   Shares outstanding - Advisor Class ..........................................          1,697,739         6,816,806
   Net asset value and offering price per share - Advisor Class ................    $         10.22   $         10.45
   Net assets - Institutional Class ............................................    $    23,264,723   $   326,014,971
   Shares outstanding - Institutional Class ....................................          2,275,830        31,224,039
   Net asset value and offering price per share - Institutional Class ..........    $         10.22   $         10.44
   Net assets - Investor Class .................................................    $   196,027,402   $   869,009,301
   Shares outstanding - Investor Class .........................................         19,169,402        83,113,091
   Net asset value and offering price per share - Investor Class ...............    $         10.23   $         10.46
                                                                                    ---------------   ---------------
Investments at cost ............................................................    $   246,866,663   $ 2,323,707,332
                                                                                    ---------------   ---------------
Securities on loan, at market value (Note 2) ...................................    $     7,826,900   $   674,288,222
                                                                                    ---------------   ---------------

----------------
(1)   Each Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities -- May 31, 2008       Wells Fargo Advantage
                                                                 Income Funds 81

       High             Short-Term      Short-Term High    Ultra Short-Term
   Income Fund          Bond Fund       Yield Bond Fund      Income Fund
-----------------    ---------------    ---------------    ----------------


$     258,756,993    $   324,648,577    $    73,909,748    $    666,248,254
       29,313,017         17,018,428          3,342,004          14,757,872
       15,482,932         39,846,064         12,181,162          54,827,859
-----------------    ---------------    ---------------    ----------------
      303,552,942        381,513,069         89,432,914         735,833,985
-----------------    ---------------    ---------------    ----------------
                0             52,313                  0               6,250
        2,834,089            352,637            113,294           1,353,105
        3,127,043             46,593                  0              79,175
        5,879,631          3,620,924          1,329,403           6,006,378
                0                  0                  0                   0
-----------------    ---------------    ---------------    ----------------
      315,393,705        385,585,536         90,875,611         743,278,893
-----------------    ---------------    ---------------    ----------------


                0                  0                  0                   0
          502,874            220,197            118,906             661,708
        3,644,750                  0            962,500                   0
          646,524            166,925             47,073             183,717
          104,423            148,468             55,953             276,329
       29,803,639         17,093,202          3,373,920          14,895,878
                0                  0                  0                   0
          111,576            151,944             98,873             247,616
-----------------    ---------------    ---------------    ----------------
       34,813,786         17,780,736          4,657,225          16,265,248
-----------------    ---------------    ---------------    ----------------
$     280,579,919    $   367,804,800    $    86,218,386    $    727,013,645
-----------------    ---------------    ---------------    ----------------


$     692,110,579    $   495,068,828    $   160,328,496    $  1,018,583,759
            1,392              2,880                840               5,735
     (403,386,005)      (112,924,459)       (72,537,724)       (254,193,836)
       (7,655,425)       (13,748,927)        (1,541,310)        (37,238,458)
         (490,622)           (74,774)           (31,916)           (138,006)
                0           (518,748)                 0              (5,549)
                0                  0                  0                   0
-----------------    ---------------    ---------------    ----------------
$     280,579,919    $   367,804,800    $    86,218,386    $    727,013,645
-----------------    ---------------    ---------------    ----------------


               NA    $         9,945    $        17,959                  NA
               NA              1,188              2,160                  NA
               NA    $          8.37    $          8.31                  NA
               NA                 NA                 NA    $     28,253,975
               NA                 NA                 NA           3,254,970
               NA                 NA                 NA    $           8.68
$      10,471,031    $    11,903,934    $    15,780,691    $     42,615,361
        1,444,582          1,420,950          1,898,613           4,893,231
$            7.25    $          8.38    $          8.31    $           8.71
$      90,199,974    $    87,100,531                 NA    $     61,897,822
       12,340,943         10,386,970                 NA           7,108,451
$            7.31    $          8.39                 NA    $           8.71
$     179,908,914    $   268,790,390    $    70,419,736    $    594,246,487
       24,727,576         32,090,555          8,470,330          68,207,291
$            7.28    $          8.38    $          8.31    $           8.71
-----------------    ---------------    ---------------    ----------------

$     311,698,989    $   395,336,770    $    91,006,140    $    773,210,449
-----------------    ---------------    ---------------    ----------------
$      29,754,093    $    16,792,219    $     3,421,202    $     14,521,818
-----------------    ---------------    ---------------    ----------------

82  Wells Fargo Advantage Income Funds               Statements of Operations --
                                                 For the Year Ended May 31, 2008

                                                                                      Corporate        Government
                                                                                      Bond Fund      Securities Fund
                                                                                   --------------    ---------------
INVESTMENT INCOME
   Interest ....................................................................   $   14,004,704    $    67,142,515
   Interest from affiliated securities .........................................          240,752          1,322,592
   Securities lending income, net ..............................................          114,885          2,367,680
                                                                                   --------------    ---------------
Total investment income ........................................................       14,360,341         70,832,787
                                                                                   --------------    ---------------

EXPENSES
   Advisory fees ...............................................................        1,079,765          5,325,410
   Administration fees
     Fund Level ................................................................          119,974            653,336
     Class C ...................................................................               NA              5,022
     Administrator Class .......................................................               NA            138,752
     Advisor Class .............................................................           44,642            179,872
     Institutional Class .......................................................           18,403            211,069
     Investor Class ............................................................          838,178          3,475,099
   Custody fees ................................................................           47,990            261,334
   Shareholder servicing fees (Note 3) .........................................          538,456          2,497,285
   Accounting fees .............................................................           39,819            103,297
   Distribution fees (Note 3)
     Class C ...................................................................               NA             13,451
   Professional fees ...........................................................           21,909             39,590
   Registration fees ...........................................................           33,219             65,489
   Shareholder reports .........................................................           27,766            164,328
   Trustees' fees ..............................................................            8,646              8,646
   Other fees and expenses .....................................................            6,512             20,141
                                                                                   --------------    ---------------
Total expenses .................................................................        2,825,279         13,162,121
                                                                                   --------------    ---------------

LESS
   Waived fees and reimbursed expenses (Note 3) ................................         (563,111)        (2,354,160)
   Net expenses ................................................................        2,262,168         10,807,961
                                                                                   --------------    ---------------
Net investment income (loss) ...................................................       12,098,173         60,024,826
                                                                                   --------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM
   Securities, foreign currencies and foreign currency translation .............        3,049,033         25,257,498
   Futures transactions ........................................................          913,600          3,611,721
   Options, swap agreements and short sale transactions ........................           31,089            320,997
                                                                                   --------------    ---------------
Net realized gain and loss from investments ....................................        3,993,722         29,190,216
                                                                                   --------------    ---------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency translation .............       (2,748,502)         3,420,126
   Investments of collateral received for securities loaned ....................          (83,491)        (5,356,287)
   Futures transactions ........................................................          195,872            817,008
   Options, swap agreements and short sale transactions ........................           (8,533)                 0
                                                                                   --------------    ---------------
Net change in unrealized appreciation (depreciation) of investments ............       (2,644,654)        (1,119,153)
                                                                                   --------------    ---------------
Net realized and unrealized gain (loss) on investments .........................        1,349,068         28,071,063
                                                                                   --------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................   $   13,447,241    $    88,095,889
                                                                                   ==============    ===============

The accompanying notes are an integral part of these financial statements.

Statements of Operations --                         Wells Fargo Advantage Income
For the Year Ended May 31, 2008                                         Funds 83


    High          Short-Term     Short-Term High    Ultra Short-Term
Income Fund       Bond Fund      Yield Bond Fund      Income Fund
-------------    ------------    ---------------    ----------------


$  23,117,273    $ 19,729,724    $     5,560,956    $     41,137,999
      636,896       1,171,412            441,761           2,943,163
      122,343          41,984              6,057              39,278
-------------    ------------    ---------------    ----------------
   23,876,512      20,943,120          6,008,774          44,120,440
-------------    ------------    ---------------    ----------------


    1,658,611       1,697,387            505,810           3,387,584

      150,783         188,599             45,983             392,112
           NA               5                  6                  NA
           NA              NA                 NA              18,328
      257,954          25,297             47,564             132,725
        3,483          68,408                 NA              48,760
      794,121       1,179,159            294,901           2,747,260
       60,313          75,439             18,393             156,845
      740,321         729,217            227,991           1,803,474
       44,489          45,006             28,770              73,323

           NA              12                 15                  NA
       39,525          38,379             10,549              42,451
       39,243          40,356              9,019              57,937
       36,647          23,961              8,304             154,678
        8,646           8,646              8,646               8,646
       12,333          10,818              1,011              20,778
-------------    ------------    ---------------    ----------------
    3,846,469       4,130,689          1,206,962           9,044,901
-------------    ------------    ---------------    ----------------


   (1,269,225)     (1,195,602)          (415,807)         (3,238,097)
    2,577,244       2,935,087            791,155           5,806,804
-------------    ------------    ---------------    ----------------
   21,299,268      18,008,033          5,217,619          38,313,636
-------------    ------------    ---------------    ----------------


  (10,207,227)     (1,559,908)        (1,452,883)         (1,894,711)
      (79,503)      4,623,527                  0            (228,410)
     (139,076)         65,951                  0                   0
-------------    ------------    ---------------    ----------------
  (10,425,806)      3,129,570         (1,452,883)         (2,123,121)
-------------    ------------    ---------------    ----------------


  (15,579,560)     (7,673,612)        (1,341,416)        (30,414,651)
     (490,622)        (74,774)           (31,916)           (138,006)
       (5,207)       (221,127)                 0            (178,338)
            0               0                  0                   0
-------------    ------------    ---------------    ----------------
  (16,075,389)     (7,969,513)        (1,373,332)        (30,730,995)
-------------    ------------    ---------------    ----------------
  (26,501,195)     (4,839,943)        (2,826,215)        (32,854,116)
-------------    ------------    ---------------    ----------------
$  (5,201,927)   $ 13,168,090    $     2,391,404    $      5,459,520
=============    ============    ===============    ================

84 Wells Fargo Advantage Income Funds        Statements of Changes in Net Assets

                                                                                           CORPORATE BOND FUND
                                                                                    --------------------------------
                                                                                        For the          For the
                                                                                      Year Ended        Year Ended
                                                                                     May 31, 2008      May 31, 2007
                                                                                    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets                                                             $  245,684,194    $  295,546,816

OPERATIONS
   Net investment income (loss)..................................................       12,098,173        13,659,169
   Net realized gain (loss) on investments ......................................        3,993,722           315,652
   Net change in unrealized appreciation (depreciation) of investments ..........       (2,644,654)        5,835,213
                                                                                    --------------    --------------
Net increase (decrease) in net assets resulting from operations .................       13,447,241        19,810,034
                                                                                    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class C.....................................................................               NA                NA
     Administrator Class.........................................................               NA                NA
     Advisor Class...............................................................         (802,887)         (689,259)
     Institutional Class.........................................................       (1,237,258)       (1,075,127)
     Investor Class..............................................................      (10,062,466)      (11,891,412)
                                                                                    --------------    --------------
Total distributions to shareholders                                                    (12,102,611)      (13,655,798)
                                                                                    --------------    --------------

CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class C...........................................               NA                NA
   Reinvestment of distributions - Class C.......................................               NA                NA
   Cost of shares redeemed - Class C.............................................               NA                NA
                                                                                    --------------    --------------
   Net increase (decrease) in net assets resulting from capital
     share transactions - Class C................................................               NA                NA
                                                                                    --------------    --------------
   Proceeds from shares sold - Administrator Class...............................               NA                NA
   Reinvestment of distributions - Administrator Class ..........................               NA                NA
   Cost of shares redeemed - Administrator Class ................................               NA                NA
                                                                                    --------------    --------------
   Net increase (decrease) in net assets resulting
     from capital share transactions - Administrator Class ......................               NA                NA
                                                                                    --------------    --------------
   Proceeds from shares sold - Advisor Class ....................................       10,324,958         5,793,322
   Reinvestment of distributions - Advisor Class ................................          756,137           665,431
   Cost of shares redeemed - Advisor Class ......................................       (8,239,887)       (6,208,805)
                                                                                    --------------    --------------
   Net increase (decrease) in net assets resulting from capital
     share transaction - Advisor Class ..........................................        2,841,208           249,948
                                                                                    --------------    --------------
   Proceeds from shares sold - Institutional Class ..............................        2,350,076         2,723,180
   Reinvestment of distributions - Institutional Class ..........................        1,228,528         1,062,900
   Cost of shares redeemed - Institutional Class ................................       (1,944,818)       (2,023,319)
                                                                                    --------------    --------------
   Net increase (decrease) in net assets resulting from capital share
     transactions - Institutional Class .........................................        1,633,786         1,762,761
                                                                                    --------------    --------------
   Proceeds from shares sold - Investor Class ...................................       46,595,296        33,043,502
   Reinvestment of distributions - Investor Class ...............................        8,618,470        10,265,011
   Cost of shares redeemed - Investor Class .....................................      (70,068,745)     (101,338,080)
                                                                                    --------------    --------------
   Net increase (decrease) in net assets resulting from capital
     share transaction - Investor Class .........................................      (14,854,979)      (58,029,567)
                                                                                    --------------    --------------
Net increase (decrease) in net assets resulting from capital
  share transactions - Total ....................................................      (10,379,985)      (56,016,858)
                                                                                    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS ...........................................       (9,035,355)      (49,862,622)
                                                                                    ==============    ==============
ENDING NET ASSETS ...............................................................   $  236,648,839      $245,684,194
                                                                                    ==============    ==============

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets        Wells Fargo Advantage Income Funds 85

     GOVERNMENT SECURITIES FUND              HIGH INCOME FUND               SHORT-TERM BOND FUND
 ---------------------------------   -------------------------------   -------------------------------
     For the            For the          For the          For the          For the         For the
    Year Ended        Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
   May 31, 2008      May 31, 2007     May 31, 2008     May 31, 2007     May 31, 2008     May 31, 2007
 ---------------   ---------------   --------------   --------------   --------------   --------------

 $ 1,148,056,957   $ 1,085,667,648   $  345,783,581   $  325,122,408   $  386,438,010   $  469,018,138

      60,024,826        49,928,426       21,299,268       24,022,687       18,008,033       21,111,617
      29,190,216         1,601,216      (10,425,806)       2,985,353        3,129,570         (643,254)
      (1,119,153)        6,727,967      (16,075,389)       8,626,704       (7,969,513)       2,045,165
 ---------------   ---------------   --------------   --------------   --------------   --------------
      88,095,889        58,257,609       (5,201,927)      35,634,744       13,168,090       22,513,528
 ---------------   ---------------   --------------   --------------   --------------   --------------



         (70,499)          (57,085)              NA               NA              (59)              NA
      (6,837,237)       (5,557,007)              NA               NA               NA               NA
      (3,050,360)       (2,929,821)      (6,924,441)      (8,605,354)        (423,837)        (317,615)
     (13,649,008)       (5,714,585)        (358,108)        (123,483)      (4,344,436)      (3,752,966)
     (39,325,876)      (38,154,720)     (14,018,602)     (15,317,320)     (13,308,694)     (17,322,908)
 ---------------   ---------------   --------------   --------------   --------------   --------------
     (62,932,980)      (52,413,218)     (21,301,151)     (24,046,157)     (18,077,026)     (21,393,489)
 ---------------   ---------------   --------------   --------------   --------------   --------------


       1,614,937           258,843               NA               NA           10,000               NA
          48,798            47,584               NA               NA               59               NA
        (416,535)         (351,137)              NA               NA                0               NA
 ---------------   ---------------   --------------   --------------   --------------   --------------
       1,247,200           (44,710)              NA               NA           10,059               NA
 ---------------   ---------------   --------------   --------------   --------------   --------------
     166,634,500        79,058,875               NA               NA               NA               NA
       6,628,357         5,502,294               NA               NA               NA               NA
    (169,499,261)      (70,180,694)              NA               NA               NA               NA
 ---------------   ---------------   --------------   --------------   --------------   --------------
       3,763,596        14,380,475               NA               NA               NA               NA
 ---------------   ---------------   --------------   --------------   --------------   --------------

      35,760,909        26,741,357       31,336,114       30,280,722        7,320,721        3,305,092
       3,013,400         2,884,087          624,499          864,623          362,361          275,475
     (28,472,059)      (30,478,445)    (128,754,281)     (33,508,138)      (2,553,305)      (2,688,272)
 ---------------   ---------------   --------------   --------------   --------------   --------------
      10,302,250          (853,001)     (96,793,668)      (2,362,793)       5,129,777          892,295
 ---------------   ---------------   --------------   --------------   --------------   --------------
     232,592,147       182,858,605       91,126,445           12,148       16,012,936       17,536,068
      12,911,586         5,020,988            5,620           97,398        3,994,588        3,397,056
    (160,660,364)      (35,291,855)        (432,279)      (3,130,632)     (11,921,243)      (7,224,514)
 ---------------   ---------------   --------------   --------------   --------------   --------------
      84,843,369       152,587,738       90,699,786       (3,021,086)       8,086,281       13,708,610
 ---------------   ---------------   --------------   --------------   --------------   --------------
     612,798,029       211,722,231       34,820,803       57,571,968       31,126,225       36,728,895
      33,014,077        35,953,581       10,346,672       11,026,260       11,281,339       15,036,650
    (526,343,952)     (357,201,396)     (77,774,177)     (54,141,763)     (69,357,955)    (150,066,617)
 ---------------   ---------------   --------------   --------------   --------------   --------------
     119,468,154      (109,525,584)     (32,606,702)      14,456,465      (26,950,391)     (98,301,072)
 ---------------   ---------------   --------------   --------------   --------------   --------------
     219,624,569        56,544,918      (38,700,584)       9,072,586      (13,724,274)     (83,700,167)
 ---------------   ---------------   --------------   --------------   --------------   --------------
     244,787,478        62,389,309      (65,203,662)      20,661,173      (18,633,210)     (82,580,128)
 ===============   ===============   ==============   ==============   ==============   ==============
 $ 1,392,844,435   $ 1,148,056,957   $  280,579,919   $  345,783,581   $  367,804,800   $  386,438,010
 ===============   ===============   ==============   ==============   ==============   ==============

86 Wells Fargo Advantage Income Funds        Statements of Changes in Net Assets

                                                                                                CORPORATE BOND FUND
                                                                                            ----------------------------
                                                                                              For the         For the
                                                                                             Year Ended      Year Ended
                                                                                            May 31, 2008    May 31, 2007
                                                                                            ------------    ------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class C ...............................................................              NA              NA
   Shares issued in reinvestment of distributions - Class C ............................              NA              NA
   Shares redeemed - Class C ...........................................................              NA              NA
                                                                                            ------------    ------------
   Net increase (decrease) in shares outstanding - Class C .............................              NA              NA
                                                                                            ------------    ------------
   Shares sold - Administrator Class ...................................................              NA              NA
   Shares issued in reinvestment of distributions - Administrator Class ................              NA              NA
   Shares redeemed - Administrator Class ...............................................              NA              NA
                                                                                            ------------    ------------
   Net increase (decrease) in shares outstanding - Administrator Class .................              NA              NA
                                                                                            ------------    ------------
   Shares-sold - Advisor Class .........................................................       1,010,874         569,124
   Shares issued in reinvestment of distributions - Advisor Class ......................          74,108          65,272
   Shares redeemed - Advisor Class .....................................................        (805,902)       (611,702)
                                                                                            ------------    ------------
   Net increase (decrease) in shares outstanding - Advisor Class .......................         279,080          22,694
                                                                                            ------------    ------------
   Shares sold - Institutional Class ...................................................         233,410         268,567
   Shares issued in reinvestment of distributions - Institutional Class ................         120,454         104,225
   Shares redeemed - Institutional Class ...............................................        (190,569)       (201,184)
                                                                                            ------------    ------------
   Net increase (decrease) in shares outstanding - Institutional Class .................         163,295         171,608
                                                                                            ------------    ------------
   Shares sold - Investor Class ........................................................       4,567,877       3,241,386
   Shares issued in reinvestment of distributions - Investor Class .....................         845,087       1,006,839
   Shares redeemed - Investor Class ....................................................      (6,880,888)     (9,951,312)
                                                                                            ------------    ------------
   Net increase (decrease) in shares outstanding - Investor Class ......................      (1,467,924)     (5,703,087)
                                                                                            ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ........................................................................    $ (1,025,549)   $ (5,508,785)
                                                                                            ============    ============

Ending balance of undistributed net investment income (loss) ...........................           2,080           2,080
                                                                                            ------------    ------------

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets        Wells Fargo Advantage Income Funds 87

   GOVERNMENT SECURITIES FUND               HIGH INCOME FUND                 SHORT-TERM BOND FUND
 -------------------------------    -------------------------------    -------------------------------
    For the           For the           For the          For the           For the         For the
  Year Ended        Year Ended        Year Ended        Year Ended       Year Ended       Year Ended
 May 31, 2008      May 31, 2007      May 31, 2008      May 31, 2007     May 31, 2008     May 31, 2007
--------------    --------------    --------------    -------------    -------------    --------------
       153,210            25,112                NA               NA            1,181                NA
         4,656             4,620                NA               NA                7                NA
       (40,145)          (34,040)               NA               NA                0                NA
--------------    --------------    --------------    -------------    -------------    --------------
       117,721            (4,308)               NA               NA            1,188                NA
--------------    --------------    --------------    -------------    -------------    --------------
    15,796,795         7,677,562                NA               NA               NA                NA
       632,448           534,093                NA               NA               NA                NA
   (16,048,123)       (6,816,777)               NA               NA               NA                NA
--------------    --------------    --------------    -------------    -------------    --------------
       381,120         1,394,878                NA               NA               NA                NA
--------------    --------------    --------------    -------------    -------------    --------------
     3,409,098         2,595,721         4,275,338        3,930,328          861,526           388,639
       287,671           279,945            83,886          111,739           42,760            32,379
    (2,728,927)       (2,960,804)      (17,518,293)      (4,300,357)        (301,024)         (315,938)
--------------    --------------    --------------    -------------    -------------    --------------
       967,842           (85,138)      (13,159,069)        (258,290)         603,262           105,080
--------------    --------------    --------------    -------------    -------------    --------------
    22,091,371        17,718,903        12,368,424            1,327        1,884,765         2,058,734
     1,233,425           487,986               758           12,654          470,726           398,859
   (15,259,193)       (3,432,904)          (58,684)        (400,356)      (1,404,743)         (848,687)
--------------    --------------    --------------    -------------    -------------    --------------
     8,065,603        14,773,985        12,310,498         (386,375)         950,748         1,608,906
--------------    --------------    --------------    -------------    -------------    --------------
    58,290,165        20,549,395         4,621,521        7,401,241        3,659,779         4,318,794
     3,151,905         3,487,799         1,386,712        1,417,967        1,330,965         1,767,689
   (50,048,929)      (34,679,982)      (10,351,950)      (6,962,687)      (8,183,060)      (17,646,039)
--------------    --------------    --------------    -------------    -------------    --------------
    11,393,141       (10,642,788)       (4,343,717)       1,856,521       (3,192,316)      (11,559,556)
--------------    --------------    --------------    -------------    -------------    --------------
$   20,925,427    $    5,436,629    $   (5,192,288)   $   1,211,856    $  (1,637,118)   $   (9,845,570)
==============    ==============    ==============    =============    =============    ==============

       209,841             6,821             1,392            1,389            2,880             2,878
--------------    --------------    --------------    -------------    -------------    --------------

88 Wells Fargo Advantage Income Funds        Statements of Changes in Net Assets

                                                                                                   SHORT-TERM HIGH YIELD BOND FUND
                                                                                                   -------------------------------
                                                                                                       For the          For the
                                                                                                     Year Ended       Year Ended
                                                                                                    May 31, 2008     May 31, 2007
                                                                                                   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ........................................................................   $  118,147,443   $  131,016,584

OPERATIONS
   Net investment income (loss) ................................................................        5,217,619        6,683,881
   Net realized gain (loss) on investments .....................................................       (1,452,883)         (74,367)
   Net change in unrealized appreciation (depreciation) of investments .........................       (1,373,332)         728,504
                                                                                                    --------------   --------------
Net increase (decrease) in net assets resulting from operations ................................        2,391,404        7,338,018
                                                                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class C ...................................................................................              (83)              NA
     Administrator Class .......................................................................               NA               NA
     Advisor Class .............................................................................       (1,037,445)      (1,517,280)
     Institutional Class .......................................................................               NA               NA
     Investor Class ............................................................................       (4,180,603)      (5,163,846)
                                                                                                   --------------   --------------
Total distributions to shareholders ............................................................       (5,218,131)      (6,681,126)
                                                                                                   --------------   --------------

CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class C .........................................................           17,750               NA
   Reinvestment of distributions - Class C .....................................................               83               NA
   Cost of shares redeemed - Class C ...........................................................                0               NA
                                                                                                   --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class C ...           17,833               NA
                                                                                                   --------------   --------------
   Proceeds from shares sold - Administrator Class .............................................               NA               NA
   Reinvestment of distributions - Administrator Class .........................................               NA               NA
   Cost of shares redeemed - Administrator Class ...............................................               NA               NA
                                                                                                   --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transactions -
    Administrator Class ........................................................................               NA               NA
                                                                                                   --------------   --------------
   Proceeds from shares sold - Advisor Class ...................................................        4,361,324        4,616,514
   Reinvestment of distributions - Advisor Class ...............................................          964,599        1,441,379
   Cost of shares redeemed - Advisor Class .....................................................      (11,044,075)     (14,784,974)
                                                                                                   --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transaction - Advisor
    Class ......................................................................................       (5,718,152)      (8,727,081)
                                                                                                   --------------   --------------
   Proceeds from shares sold - Institutional Class .............................................               NA               NA
   Reinvestment of distributions - Institutional Class .........................................               NA               NA
   Cost of shares redeemed - Institutional Class ...............................................               NA               NA
                                                                                                   --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transactions -
    Institutional Class ........................................................................               NA               NA
                                                                                                   --------------   --------------
   Proceeds from shares sold - Investor Class ..................................................       15,941,267       31,393,720
   Reinvestment of distributions - Investor Class ..............................................        3,490,495        4,148,117
   Cost of shares redeemed - Investor Class ....................................................      (42,833,773)     (40,340,789)
                                                                                                   --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transaction - Investor
    Class ......................................................................................      (23,402,011)      (4,798,952)
                                                                                                   --------------   --------------
Net increase (decrease) in net assets resulting from capital share transactions - Total ........      (29,102,330)     (13,526,033)
                                                                                                   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................................      (31,929,057)     (12,869,141)
                                                                                                   ==============   ==============
ENDING NET ASSETS ..............................................................................   $   86,218,386   $  118,147,443
                                                                                                   ==============   ==============

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets        Wells Fargo Advantage Income Funds 89

  ULTRA SHORT-TERM INCOME FUND
---------------------------------
    For the           For the
  Year Ended         Year Ended
 May 31, 2008       May 31, 2007
---------------    --------------

$   822,637,462    $  916,246,320


     38,313,636        44,958,220
     (2,123,121)      (26,281,452)
    (30,730,995)       24,733,348
---------------    --------------
      5,459,520        43,410,116
---------------    --------------


             NA                NA
       (932,803)         (410,957)
     (2,347,673)       (2,602,331)
     (3,229,668)       (2,700,522)
    (32,389,036)      (40,457,638)
---------------    --------------
    (38,899,180)      (46,171,448)
---------------    --------------

             NA                NA
             NA                NA
             NA                NA
---------------    --------------
             NA                NA
---------------    --------------
     22,247,892        14,910,513
        835,942           387,887
    (11,120,872)       (4,379,159)
---------------    --------------
     11,962,962        10,919,241
---------------    --------------
     28,113,111        22,801,189
      2,267,774         2,524,511
    (30,583,932)      (31,225,664)
---------------    --------------
       (203,047)       (5,899,964)
---------------    --------------
     63,040,712        43,137,773
      3,162,171         2,513,289
    (44,224,695)      (50,993,064)
---------------    --------------
     21,978,188        (5,342,002)
---------------    --------------
    254,395,918       256,188,121
     29,433,962        36,151,047
   (379,752,140)     (382,863,969)
---------------    --------------
    (95,922,260)      (90,524,801)
---------------    --------------
    (62,184,157)      (90,847,526)
---------------    --------------
    (95,623,817)      (93,608,858)
===============    ==============
$   727,013,645    $  822,637,462
===============    ==============

90 Wells Fargo Advantage Income Funds        Statements of Changes in Net Assets

                                                                                            SHORT-TERM HIGH YIELD BOND FUND
                                                                                            -------------------------------
                                                                                               For the          For the
                                                                                              Year Ended      Year Ended
                                                                                             May 31, 2008     May 31, 2007
                                                                                            --------------   --------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class C ................................................................            2,150               NA
   Shares issued in reinvestment of distributions - Class C .............................               10               NA
   Shares redeemed - Class C ............................................................                0               NA
                                                                                            --------------   --------------
   Net increase (decrease) in shares outstanding - Class C ..............................            2,160               NA
                                                                                            --------------   --------------
   Shares sold - Administrator Class ....................................................               NA               NA
   Shares issued in reinvestment of distributions - Administrator Class .................               NA               NA
   Shares redeemed - Administrator Class ................................................               NA               NA
                                                                                            --------------   --------------
   Net increase (decrease) in shares outstanding - Administrator Class ..................               NA               NA
                                                                                            --------------   --------------
   Shares-sold - Advisor Class ..........................................................          522,853          542,259
   Shares issued in reinvestment of distributions - Advisor Class .......................          115,831          169,144
   Shares redeemed - Advisor Class ......................................................       (1,325,595)      (1,734,692)
                                                                                            --------------   --------------
   Net increase (decrease) in shares outstanding - Advisor Class ........................         (686,911)      (1,023,289)
                                                                                            --------------   --------------
   Shares sold - Institutional Class ....................................................               NA               NA
   Shares issued in reinvestment of distributions - Institutional Class .................               NA               NA
   Shares redeemed - Institutional Class ................................................               NA               NA
                                                                                            --------------   --------------
   Net increase (decrease) in shares outstanding - Institutional Class ..................               NA               NA
                                                                                            --------------   --------------
   Shares sold - Investor Class .........................................................        1,913,768        3,678,904
   Shares issued in reinvestment of distributions - Investor Class ......................          419,292          486,729
   Shares redeemed - Investor Class .....................................................       (5,113,203)      (4,738,595)
                                                                                            --------------   --------------
   Net increase (decrease) in shares outstanding - Investor Class .......................       (2,780,143)        (572,962)
                                                                                            --------------   --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .........................................................................   $   (3,464,894)  $   (1,596,251)
                                                                                            ==============   ==============

Ending balance of undistributed net investment income (loss) ............................              840              837
                                                                                            --------------   --------------

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets        Wells Fargo Advantage Income Funds 91

 ULTRA SHORT-TERM INCOME FUND
-------------------------------
    For the         For the
  Year Ended       Year Ended
 May 31, 2008     May 31, 2007
--------------   --------------

            NA               NA
            NA               NA
            NA               NA
--------------   --------------
            NA               NA
--------------   --------------
     2,535,639        1,643,333
        93,975           42,759
    (1,251,027)        (482,412)
--------------   --------------
     1,378,587        1,203,680
--------------   --------------
     3,142,355        2,503,950
       254,252          277,312
    (3,438,161)      (3,429,697)
--------------   --------------
       (41,554)        (648,435)
--------------   --------------
     7,007,718        4,734,959
       355,117          276,088
    (4,958,674)      (5,598,915)
--------------   --------------
     2,404,161         (587,868)
--------------   --------------
    28,438,016       28,121,346
     3,297,315        3,970,050
   (42,487,443)     (42,029,060)
--------------   --------------
   (10,752,112)      (9,937,664)
--------------   --------------
$   (7,010,918)  $   (9,970,287)
==============   ==============

         5,735            5,731
--------------   --------------

92 Wells Fargo Advantage Income Funds                       Financial Highlights


                                                                     Beginning                     Net Realized    Distributions
                                                                     Net Asset       Net          and Unrealized     from Net
                                                                     Value Per     Investment       Gain (Loss)     Investment
                                                                      Share       Income (Loss)   on Investments      Income
                                                                   ------------   -------------   --------------   -------------
CORPORATE BOND FUND

Advisor Class
June 1, 2007 to May 31, 2008 .................................        $  10.16         0.51            0.06            (0.51)
June 1, 2006 to May 31, 2007 .................................        $   9.96         0.50            0.20            (0.50)
June 1, 2005 to May 31, 2006 .................................        $  10.58         0.49           (0.62)           (0.49)
November 1, 2004 to May 31, 2005(4) ..........................        $  10.67         0.29           (0.09)           (0.29)
November 1, 2003 to October 31, 2004 .........................        $  10.42         0.49            0.25            (0.49)
November 1, 2002 to October 31, 2003 .........................        $   9.54         0.52            0.88            (0.52)

Institutional Class
June 1, 2007 to May 31, 2008 .................................        $  10.16         0.55            0.06            (0.55)
June 1, 2006 to May 31, 2007 .................................        $   9.96         0.54            0.20            (0.54)
June 1, 2005 to May 31, 2006 .................................        $  10.57         0.53           (0.61)           (0.53)
November 1, 2004 to May 31, 2005(4) ..........................        $  10.65         0.31           (0.08)           (0.31)
November 1, 2003 to October 31, 2004 .........................        $  10.41         0.55            0.24            (0.55)
November 1, 2002 to October 31, 2003 .........................        $   9.53         0.57            0.88            (0.57)

Investor Class
June 1, 2007 to May 31, 2008 .................................        $  10.17         0.51            0.06            (0.51)
June 1, 2006 to May 31, 2007 .................................        $   9.96         0.50            0.21            (0.50)
June 1, 2005 to May 31, 2006 .................................        $  10.59         0.48           (0.63)           (0.48)
November 1, 2004 to May 31, 2005(4) ..........................        $  10.67         0.29           (0.08)           (0.29)
November 1, 2003 to October 31, 2004 .........................        $  10.42         0.50            0.25            (0.50)
November 1, 2002 to October 31, 2003 .........................        $   9.54         0.53            0.88            (0.53)

GOVERNMENT SECURITIES FUND

Class C
June 1, 2007 to May 31, 2008 .................................        $  10.22         0.39            0.25            (0.41)
June 1, 2006 to May 31, 2007 .................................        $  10.15         0.40            0.09            (0.42)
June 1, 2005 to May 31, 2006 .................................        $  10.77         0.35           (0.50)           (0.41)
November 1, 2004 to May 31, 2005(4) ..........................        $  10.92         0.12            0.01            (0.16)
November 1, 2003 to October 31, 2004 .........................        $  11.05         0.15            0.20            (0.25)
December 26, 20025 to October 31, 2003 .......................        $  11.14         0.19           (0.06)           (0.22)

Administrator Class
June 1, 2007 to May 31, 2008 .................................        $  10.22         0.49            0.26            (0.52)
June 1, 2006 to May 31, 2007 .................................        $  10.15         0.50            0.09            (0.52)
June 1, 2005 to May 31, 2006 .................................        $  10.77         0.48           (0.53)           (0.51)
April 11, 20055 to May 31, 2005(4) ...........................        $  10.61         0.05            0.17            (0.06)

Advisor Class
June 1, 2007 to May 31, 2008 .................................        $  10.22         0.48            0.25            (0.50)
June 1, 2006 to May 31, 2007 .................................        $  10.15         0.48            0.09            (0.50)
June 1, 2005 to May 31, 2006 .................................        $  10.77         0.43           (0.51)           (0.48)
November 1, 2004 to May 31, 2005(4) ..........................        $  10.93         0.20           0.006            (0.24)
November 1, 2003 to October 31, 2004 .........................        $  11.05         0.25            0.21            (0.35)
November 1, 2002 to October 31, 2003 .........................        $  11.35         0.25            0.07            (0.36)

Institutional Class
June 1, 2007 to May 31, 2008 .................................        $  10.21         0.52            0.25            (0.54)
June 1, 2006 to May 31, 2007 .................................        $  10.14         0.54            0.08            (0.55)
June 1, 2005 to May 31, 2006 .................................        $  10.77         0.49           (0.53)           (0.53)
November 1, 2004 to May 31, 2005(4) ..........................        $  10.93         0.23           0.006            (0.27)
November 1, 2003 to October 31, 2004 .........................        $  11.05         0.32            0.21            (0.42)
November 1, 2002 to October 31, 2003 .........................        $  11.36         0.34            0.05            (0.44)

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(4)   In 2005, the Fund changed its fiscal year-end from October 31 to May 31.

(5)   Commencement of operations.

(6)   Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights                       Wells Fargo Advantage Income Funds 93

                   Ending       Ratio to Average Net Assets (Annualized) (1)
Distributions     Net Asset   -----------------------------------------------                Portfolio    Net Assets at
  from Net        Value Per   Net Investment    Gross     Expenses      Net       Total      Turnover     End of Period
Realized Gains      Share     Income (Loss)    Expenses    Waived    Expenses   Return (2)    Rate (3)   (000's omitted)
--------------   ----------   --------------   --------   --------   --------   ----------   ---------   ---------------

     0.00         $  10.22         5.05%         1.10%     (0.15)%     0.95%       5.77%        156%        $  17,357
     0.00         $  10.16         4.93%         1.13%     (0.16)%     0.97%       7.15%        162%        $  14,418
     0.00         $   9.96         4.68%         1.11%     (0.11)%     1.00%      (1.33)%       157%        $  13,899
     0.00         $  10.58         4.60%         1.23%     (0.16)%     1.07%       1.85%         85%        $  17,440
     0.00         $  10.67         4.70%         1.20%     (0.08)%     1.12%       7.29%        133%        $  20,396
     0.00         $  10.42         5.10%         1.16%     (0.03)%     1.13%      14.89%        205%        $  28,663


     0.00         $  10.22         5.39%         0.66%     (0.05)%     0.61%       6.13%        156%        $  23,265
     0.00         $  10.16         5.29%         0.68%     (0.07)%     0.61%       7.53%        162%        $  21,467
     0.00         $   9.96         5.01%         0.65%     (0.04)%     0.61%      (0.85)%       157%        $  19,323
     0.00         $  10.57         5.08%         0.65%     (0.04)%     0.61%       2.21%         85%        $  74,568
     0.00         $  10.65         5.23%         0.60%     (0.03)%     0.57%       7.78%        133%        $  71,061
     0.00         $  10.41         5.59%         0.60%     (0.01)%     0.59%      15.51%        205%        $  76,644


     0.00         $  10.23         5.02%         1.24%     (0.26)%     0.98%       5.74%        156%        $ 196,027
     0.00         $  10.17         4.90%         1.31%     (0.31)%     1.00%       7.22%        162%        $ 209,799
     0.00         $   9.96         4.65%         1.28%     (0.25)%     1.03%      (1.46)%       157%        $ 262,325
     0.00         $  10.59         4.62%         1.13%     (0.09)%     1.04%       1.95%         85%        $ 344,329
     0.00         $  10.67         4.78%         1.07%     (0.03)%     1.04%       7.39%        133%        $ 432,598
     0.00         $  10.42         5.20%         1.04%     (0.01)%     1.03%      15.00%        205%        $ 555,582


     0.00         $  10.45         3.69%         1.77%     (0.07)%     1.70%       6.36%        263%        $   2,595
     0.00         $  10.22         3.87%         1.81%     (0.11)%     1.70%       4.89%        159%        $   1,335
    (0.06)        $  10.15         3.39%         1.80%     (0.10)%     1.70%      (1.48)%       207%        $   1,370
    (0.12)        $  10.77         2.14%         2.30%     (0.04)%     2.26%       1.24%        139%        $   2,257
    (0.23)        $  10.92         1.65%         2.10%     (0.04)%     2.06%       3.20%        390%        $   2,979
     0.00         $  11.05         1.25%         2.17%     (0.06)%     2.11%       1.18%        531%        $   2,925


     0.00         $  10.45         4.72%         0.85%     (0.15)%     0.70%       7.42%        263%        $ 123,993
     0.00         $  10.22         4.87%         0.88%     (0.18)%     0.70%       5.94%        159%        $ 117,347
    (0.06)        $  10.15         4.50%         0.88%     (0.18)%     0.70%      (0.49)%       207%        $ 102,434
     0.00         $  10.77         3.54%         0.83%     (0.16)%     0.67%       2.12%        139%        $      60


     0.00         $  10.45         4.54%         1.03%     (0.13)%     0.90%       7.21%        263%        $  71,233
     0.00         $  10.22         4.64%         1.06%     (0.14)%     0.92%       5.71%        159%        $  59,760
    (0.06)        $  10.15         4.14%         1.05%     (0.10)%     0.95%      (0.74)%       207%        $  60,242
    (0.12)        $  10.77         3.33%         1.16%     (0.09)%     1.07%       1.85%        139%        $  69,267
    (0.23)        $  10.93         2.57%         1.18%     (0.06)%     1.12%       4.27%        390%        $  76,283
    (0.26)        $  11.05         2.33%         1.12%     (0.01)%     1.11%       2.89%        531%        $ 120,753


     0.00         $  10.44         4.96%         0.59%     (0.11)%     0.48%       7.66%        263%        $ 326,015
     0.00         $  10.21         5.08%         0.61%     (0.13)%     0.48%       6.17%        159%        $ 236,424
    (0.06)        $  10.14         4.60%         0.60%     (0.12)%     0.48%      (0.37)%       207%        $  85,056
    (0.12)        $  10.77         3.87%         0.58%     (0.05)%     0.53%       2.17%        139%        $  90,647
    (0.23)        $  10.93         3.19%         0.53%     (0.03)%     0.50%       4.92%        390%        $  84,366
    (0.26)        $  11.05         2.96%         0.48%      0.00%      0.48%       3.56%        531%        $ 121,767

94 Wells Fargo Advantage Income Funds                       Financial Highlights

                                                                  Beginning                    Net Realized    Distributions
                                                                  Net Asset        Net        and Unrealized     from Net
                                                                  Value Per     Investment      Gain (Loss)     Investment
                                                                   Share      Income (Loss)   on Investments      Income
                                                                  ---------   -------------   --------------   -------------
GOVERNMENT SECURITIES FUND (continued)

Investor Class
June 1, 2007 to May 31, 2008 ..................................    $ 10.22         0.47             0.26          (0.49)
June 1, 2006 to May 31, 2007 ..................................    $ 10.16         0.47             0.09          (0.50)
June 1, 2005 to May 31, 2006 ..................................    $ 10.77         0.42            (0.49)         (0.48)
November 1, 2004 to May 31, 2005(4) ...........................    $ 10.93         0.20            0.006          (0.24)
November 1, 2003 to October 31, 2004 ..........................    $ 11.05         0.26             0.21          (0.36)
November 1, 2002 to October 31, 2003 ..........................    $ 11.36         0.28             0.05          (0.38)

HIGH INCOME FUND

Advisor Class
June 1, 2007 to May 31, 2008 ..................................    $  7.89         0.53            (0.64)         (0.53)
June 1, 2006 to May 31, 2007 ..................................    $  7.63         0.55             0.26          (0.55)
June 1, 2005 to May 31, 2006 ..................................    $  7.63         0.53             0.02          (0.55)
November 1, 2004 to May 31, 2005(4) ...........................    $  7.84         0.30            (0.21)         (0.30)
November 1, 2003 to October 31, 2004 ..........................    $  7.49         0.53             0.35          (0.53)
November 1, 2002 to October 31, 2003 ..........................    $  6.31         0.55             1.18          (0.55)

Institutional Class
June 1, 2007 to May 31, 2008 ..................................    $  7.96         0.56            (0.65)         (0.56)
June 1, 2006 to May 31, 2007 ..................................    $  7.70         0.59             0.26          (0.59)
June 1, 2005 to May 31, 2006 ..................................    $  7.69         0.45             0.13          (0.58)
November 1, 2004 to May 31, 2005(4) ...........................    $  7.88         0.33            (0.19)         (0.33)
November 1, 2003 to October 31, 2004 ..........................    $  7.53         0.58             0.35          (0.58)
November 1, 2002 to October 31, 2003 ..........................    $  6.35         0.61             1.17          (0.60)

Investor Class
June 1, 2007 to May 31, 2008 ..................................    $  7.92         0.53            (0.64)         (0.53)
June 1, 2006 to May 31, 2007 ..................................    $  7.66         0.55             0.26          (0.55)
June 1, 2005 to May 31, 2006 ..................................    $  7.66         0.41             0.14          (0.55)
November 1, 2004 to May 31, 2005(4) ...........................    $  7.86         0.31            (0.20)         (0.31)
November 1, 2003 to October 31, 2004 ..........................    $  7.51         0.54             0.35          (0.54)
November 1, 2002 to October 31, 2003 ..........................    $  6.33         0.57             1.18          (0.57)

SHORT-TERM BOND FUND

Class C
March 31, 20085 to May 31, 2008 ...............................    $  8.45         0.05            (0.08)         (0.05)

Advisor Class
June 1, 2007 to May 31, 2008 ..................................    $  8.49         0.40            (0.11)         (0.40)
June 1, 2006 to May 31, 2007 ..................................    $  8.47         0.40             0.03          (0.41)
June 1, 2005 to May 31, 2006 ..................................    $  8.62         0.35            (0.13)         (0.37)
November 1, 2004 to May 31, 2005(4) ...........................    $  8.77         0.18            (0.14)         (0.19)
November 1, 2003 to October 31, 2004 ..........................    $  8.81         0.26            (0.01)         (0.29)
November 1, 2002 to October 31, 2003 ..........................    $  8.78         0.29             0.07          (0.33)

Institutional Class
June 1, 2007 to May 31, 2008 ..................................    $  8.49         0.43            (0.10)         (0.43)
June 1, 2006 to May 31, 2007 ..................................    $  8.48         0.44             0.01          (0.44)
June 1, 2005 to May 31, 2006 ..................................    $  8.63         0.39            (0.14)         (0.40)
November 1, 2004 to May 31, 2005(4) ...........................    $  8.78         0.20            (0.14)         (0.21)
November 1, 2003 to October 31, 2004 ..........................    $  8.82         0.31            (0.01)         (0.34)
November 1, 2002 to October 31, 2003 ..........................    $  8.79         0.34             0.08          (0.39)

Investor Class
June 1, 2007 to May 31, 2008 ..................................    $  8.48         0.40            (0.10)         (0.40)
June 1, 2006 to May 31, 2007 ..................................    $  8.47         0.40             0.02          (0.41)
June 1, 2005 to May 31, 2006 ..................................    $  8.62         0.35            (0.13)         (0.37)
November 1, 2004 to May 31, 2005(4) ...........................    $  8.77         0.19            (0.14)         (0.20)
November 1, 2003 to October 31, 2004 ..........................    $  8.81         0.27            (0.01)         (0.30)
November 1, 2002 to October 31, 2003 ..........................    $  8.78         0.29             0.09          (0.35)

The accompanying notes are an integral part of these financial statements.

Financial Highlights                       Wells Fargo Advantage Income Funds 95

                  Ending       Ratio to Average Net Assets (Annualized) (1)
Distributions    Net Asset   -----------------------------------------------                Portfolio   Net Assets at
   from Net      Value Per   Net Investment    Gross     Expenses      Net       Total      Turnover    End of Period
Realized Gains     Share      Income (Loss)   Expenses    Waived    Expenses   Return (2)   Rate (3)    (000's omitted)
--------------   ---------   --------------   --------   --------   --------   ----------   ---------   ---------------

     0.00         $ 10.46         4.48%         1.16%     (0.21)%     0.95%       7.26%        263%       $   869,009
     0.00         $ 10.22         4.59%         1.23%     (0.26)%     0.97%       5.55%        159%       $   733,191
    (0.06)        $ 10.16         4.06%         1.22%     (0.20)%     1.02%      (0.71)%       207%       $   836,567
    (0.12)        $ 10.77         3.37%         1.08%     (0.06)%     1.02%       1.87%        139%       $ 1,162,518
    (0.23)        $ 10.93         2.66%         1.06%     (0.03)%     1.03%       4.38%        390%       $ 1,230,428
    (0.26)        $ 11.05         2.55%         0.96%      0.00%      0.96%       2.99%        531%       $ 2,010,247



     0.00         $  7.25         7.04%         1.19%     (0.33)%     0.86%      (1.40)%        53%       $    10,471
     0.00         $  7.89         7.07%         1.16%     (0.30)%     0.86%      10.96%         82%       $   115,254
     0.00         $  7.63         6.39%         1.17%     (0.30)%     0.87%       7.34%         98%       $   113,433
     0.00         $  7.63         6.59%         1.20%     (0.14)%     1.06%       1.16%         52%       $    17,681
     0.00         $  7.84         6.90%         1.20%     (0.07)%     1.13%      12.11%        133%       $    22,315
     0.00         $  7.49         7.74%         1.15%     (0.04)%     1.11%      28.39%        172%       $    29,587


     0.00         $  7.31         8.15%         0.80%     (0.32)%     0.48%      (1.06)%        53%       $    90,200
     0.00         $  7.96         7.53%         0.75%     (0.32)%     0.43%      11.39%         82%       $       242
     0.00         $  7.70         5.83%         0.77%     (0.34)%     0.43%       7.96%         98%       $     3,208
     0.00         $  7.69         7.20%         0.51%     (0.09)%     0.42%       1.77%         52%       $     3,108
     0.00         $  7.88         7.58%         0.47%     (0.03)%     0.44%      12.85%        133%       $    24,436
     0.00         $  7.53         8.60%         0.45%      0.00%      0.45%      29.11%        172%       $    41,891


     0.00         $  7.28         7.08%         1.33%     (0.47)%     0.86%      (1.35)%        53%       $   179,909
     0.00         $  7.92         7.07%         1.33%     (0.47)%     0.86%      10.95%         82%       $   230,287
     0.00         $  7.66         5.41%         1.34%     (0.48)%     0.86%       7.36%         98%       $   208,482
     0.00         $  7.66         6.71%         1.08%     (0.13)%     0.95%       1.35%         52%       $   246,538
     0.00         $  7.86         7.06%         1.00%     (0.04)%     0.96%      12.26%        133%       $   300,358
     0.00         $  7.51         8.09%         0.94%      0.00%      0.94%      28.55%        172%       $   441,931



     0.00         $  8.37         3.56%         1.85%     (0.27)%     1.58%      (0.37)%        47%       $        10


     0.00         $  8.38         4.69%         1.09%     (0.28)%     0.81%       3.50%         47%       $    11,904
     0.00         $  8.49         4.77%         1.10%     (0.25)%     0.85%       5.18%         38%       $     6,938
     0.00         $  8.47         4.14%         1.09%     (0.24)%     0.85%       2.60%         28%       $     6,035
     0.00         $  8.62         3.53%         1.18%     (0.14)%     1.04%       0.45%         14%       $     8,142
     0.00         $  8.77         2.96%         1.19%     (0.07)%     1.12%       2.87%         37%       $    10,240
     0.00         $  8.81         3.14%         1.15%     (0.02)%     1.13%       4.19%         97%       $    14,203


     0.00         $  8.39         5.08%         0.64%     (0.16)%     0.48%       3.97%         47%       $    87,101
     0.00         $  8.49         5.14%         0.65%     (0.17)%     0.48%       5.45%         38%       $    80,153
     0.00         $  8.48         4.54%         0.64%     (0.16)%     0.48%       2.98%         28%       $    66,350
     0.00         $  8.63         4.07%         0.60%     (0.07)%     0.53%       0.76%         14%       $    51,426
     0.00         $  8.78         3.56%         0.54%     (0.03)%     0.51%       3.50%         37%       $    49,940
     0.00         $  8.82         3.78%         0.51%      0.00%      0.51%       4.84%         97%       $    67,391


     0.00         $  8.38         4.70%         1.23%     (0.36)%     0.87%       3.57%         47%       $   268,790
     0.00         $  8.48         4.71%         1.27%     (0.37)%     0.90%       5.01%         38%       $   299,346
     0.00         $  8.47         4.10%         1.26%     (0.36)%     0.90%       2.55%         28%       $   396,633
     0.00         $  8.62         3.70%         1.01%     (0.12)%     0.89%       0.53%         14%       $   505,613
     0.00         $  8.77         3.11%         0.99%     (0.03)%     0.96%       3.05%         37%       $   516,105
     0.00         $  8.81         3.39%         0.94%     (0.01)%     0.93%       4.40%         97%       $   723,273

96 Wells Fargo Advantage Income Funds                       Financial Highlights

                                                                  Beginning                    Net Realized    Distributions
                                                                  Net Asset       Net         and Unrealized     from Net
                                                                  Value Per    Investment       Gain (Loss)     Investment
                                                                   Share      Income (Loss)   on Investments      Income
                                                                  ---------   -------------   --------------   -------------
SHORT-TERM HIGH YIELD BOND FUND

Class C
March 31, 20085 to May 31, 2008 ...............................     $ 8.22          0.06            0.09           (0.06)

Advisor Class
June 1, 2007 to May 31, 2008 ..................................     $ 8.54          0.47           (0.23)          (0.47)
June 1, 2006 to May 31, 2007 ..................................     $ 8.49          0.49            0.05           (0.49)
June 1, 2005 to May 31, 2006 ..................................     $ 8.51          0.43           (0.02)          (0.43)
November 1, 2004 to May 31, 2005(4) ...........................     $ 8.69          0.22           (0.18)          (0.22)
November 1, 2003 to October 31, 2004 ..........................     $ 8.66          0.39            0.03           (0.39)
November 1, 2002 to October 31, 2003 ..........................     $ 8.28          0.46            0.38           (0.46)

Investor Class
June 1, 2007 to May 31, 2008 ..................................     $ 8.54          0.47           (0.23)          (0.47)
June 1, 2006 to May 31, 2007 ..................................     $ 8.49          0.49            0.05           (0.49)
June 1, 2005 to May 31, 2006 ..................................     $ 8.52          0.44           (0.03)          (0.44)
November 1, 2004 to May 31, 2005(4) ...........................     $ 8.69          0.22           (0.17)          (0.22)
November 1, 2003 to October 31, 2004 ..........................     $ 8.66          0.40            0.03           (0.40)
November 1, 2002 to October 31, 2003 ..........................     $ 8.29          0.47            0.37           (0.47)

ULTRA SHORT-TERM INCOME FUND

Administrator Class
June 1, 2007 to May 31, 2008 ..................................     $ 9.06          0.46           (0.38)          (0.46)
June 1, 2006 to May 31, 2007 ..................................     $ 9.09          0.49           (0.02)          (0.50)
June 1, 2005 to May 31, 2006 ..................................     $ 9.16          0.41           (0.05)          (0.43)
April 11, 20055 to May 31, 2005(4) ............................     $ 9.16          0.05           0.006           (0.05)

Advisor Class
June 1, 2007 to May 31, 2008 ..................................     $ 9.09          0.43           (0.37)          (0.44)
June 1, 2006 to May 31, 2007 ..................................     $ 9.12          0.47           (0.02)          (0.48)
June 1, 2005 to May 31, 2006 ..................................     $ 9.17          0.39           (0.02)          (0.42)
November 1, 2004 to May 31, 2005(4) ...........................     $ 9.21          0.16           (0.02)          (0.18)
November 1, 2003 to October 31, 2004 ..........................     $ 9.33          0.20           (0.07)          (0.25)
November 1, 2002 to October 31, 2003 ..........................     $ 9.41          0.24           (0.01)          (0.31)

Institutional Class
June 1, 2007 to May 31, 2008 ..................................     $ 9.09          0.47           (0.37)          (0.48)
June 1, 2006 to May 31, 2007 ..................................     $ 9.12          0.51           (0.02)          (0.52)
June 1, 2005 to May 31, 2006 ..................................     $ 9.17          0.43           (0.02)          (0.46)
November 1, 2004 to May 31, 2005(4) ...........................     $ 9.21          0.19           (0.02)          (0.21)
November 1, 2003 to October 31, 2004 ..........................     $ 9.33          0.24           (0.04)          (0.32)
November 1, 2002 to October 31, 2003 ..........................     $ 9.41          0.29            0.01           (0.38)

Investor Class
June 1, 2007 to May 31, 2008 ..................................     $ 9.09          0.43           (0.37)          (0.44)
June 1, 2006 to May 31, 2007 ..................................     $ 9.12          0.47           (0.02)          (0.48)
June 1, 2005 to May 31, 2006 ..................................     $ 9.17          0.38           (0.02)          (0.41)
November 1, 2004 to May 31, 2005(4) ...........................     $ 9.22          0.17           (0.03)          (0.19)
November 1, 2003 to October 31, 2004 ..........................     $ 9.34          0.22           (0.06)          (0.28)
November 1, 2002 to October 31, 2003 ..........................     $ 9.42          0.25            0.01           (0.34)

The accompanying notes are an integral part of these financial statements.

Financial Highlights                       Wells Fargo Advantage Income Funds 97

                   Ending        Ratio to Average Net Assets (Annualized) (1)
Distributions     Net Asset   ----------------------------------------------------                 Portfolio      Net Assets at
   from Net       Value Per   Net Investment   Gross        Expenses        Net          Total      Turnover      End of Period
Realized Gains      Share     Income (Loss)   Expenses       Waived       Expenses     Return (2)   Rate (3)      (000's omitted)
--------------    ----------  -------------   --------      ---------     --------     ----------  ---------      ---------------
     0.00           $ 8.31        4.37%        1.97%         (0.41)%      1.56%         2.48%         59%         $         18

     0.00           $ 8.31        5.70%        1.20%         (0.34)%      0.86%         2.98%         59%         $     15,781
     0.00           $ 8.54        5.70%        1.22%         (0.36)%      0.86%         6.48%         50%         $     22,076
     0.00           $ 8.49        5.05%        1.20%         (0.25)%      0.95%         4.94%         60%         $     30,637
     0.00           $ 8.51        4.32%        1.23%         (0.14)%      1.09%         0.47%         31%         $     40,297
     0.00           $ 8.69        4.54%        1.20%         (0.08)%      1.12%         4.96%         71%         $     55,553
     0.00           $ 8.66        5.23%        1.16%         (0.04)%      1.12%        10.35%        117%         $     73,487

     0.00           $ 8.31        5.69%        1.34%         (0.48)%      0.86%         2.98%         59%         $     70,420
     0.00           $ 8.54        5.70%        1.39%         (0.53)%      0.86%         6.48%         50%         $     96,071
     0.00           $ 8.49        5.15%        1.37%         (0.51)%      0.86%         4.90%         60%         $    100,379
     0.00           $ 8.52        4.41%        1.15%         (0.14)%      1.01%         0.63%         31%         $    127,171
     0.00           $ 8.69        4.68%        1.03%         (0.04)%      0.99%         5.08%         71%         $    164,928
     0.00           $ 8.66        5.48%        0.98%         (0.01)%      0.97%        10.38%        117%         $    268,015

     0.00           $ 8.68        5.03%        0.90%         (0.33)%      0.57%         0.84%         48%         $     28,254
     0.00           $ 9.06        5.36%        0.88%         (0.28)%      0.60%         5.27%         28%         $     17,003
     0.00           $ 9.09        4.51%        0.88%         (0.28)%      0.60%         4.03%         26%         $      6,114
     0.00           $ 9.16        3.35%        0.83%         (0.24)%      0.59%         0.53%         17%         $        161

     0.00           $ 8.71        4.89%        1.08%         (0.35)%      0.73%         0.68%         48%         $     42,615
     0.00           $ 9.09        5.13%        1.06%         (0.26)%      0.80%         5.06%         28%         $     44,858
     0.00           $ 9.12        4.23%        1.06%         (0.26)%      0.80%         4.06%         26%         $     50,913
     0.00           $ 9.17        2.98%        1.15%         (0.12)%      1.03%         1.55%         17%         $     59,097
     0.00           $ 9.21        2.25%        1.17%         (0.05)%      1.12%         1.45%         26%         $     87,760
     0.00           $ 9.33        2.37%        1.12%          0.00%       1.12%         2.49%         94%         $    145,769

     0.00           $ 8.71        5.24%        0.63%         (0.28)%      0.35%         1.07%         48%         $     61,898
     0.00           $ 9.09        5.57%        0.61%         (0.26)%      0.35%         5.54%         28%         $     42,757
     0.00           $ 9.12        4.65%        0.61%         (0.26)%      0.35%         4.53%         26%         $     48,259
     0.00           $ 9.17        3.60%        0.51%         (0.09)%      0.42%         1.90%         17%         $     56,560
     0.00           $ 9.21        2.99%        0.41%         (0.03)%      0.38%         2.19%         26%         $     59,624
     0.00           $ 9.33        3.16%        0.37%          0.00%       0.37%         3.26%         94%         $    213,690

     0.00           $ 8.71        4.86%        1.21%         (0.43)%      0.78%         0.64%         48%         $    594,246
     0.00           $ 9.09        5.10%        1.23%         (0.39)%      0.84%         5.02%         28%         $    718,019
     0.00           $ 9.12        4.17%        1.23%         (0.39)%      0.84%         4.02%         26%         $    810,961
     0.00           $ 9.17        3.14%        0.99%         (0.12)%      0.87%         1.51%         17%         $  1,006,961
     0.00           $ 9.22        2.49%        0.89%         (0.03)%      0.86%         1.71%         26%         $  1,277,777
     0.00           $ 9.34        2.70%        0.85%         (0.01)%      0.84%         2.77%         94%         $  1,994,266

98 Wells Fargo Advantage Income Funds              Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at May 31, 2008, was comprised of 113 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund. Each Fund is a diversified series of the Trust.

The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes with respect to these expenses. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

Debt securities with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned maybe invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Notes to Financial Statements              Wells Fargo Advantage Income Funds 99

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the interest method.

Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At May 31, 2008, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and
Liabilities:

                                     Undistributed Net              Undistributed Net
FUND                                 Investment Income              Realized Gain/Loss           Paid-in Capital
----                                 -----------------              ------------------           ---------------
CORPORATE BOND FUND                      $     4,438                    $     (4,438)                   $ 0

GOVERNMENT SECURITIES FUND                 3,111,174                      (3,111,174)                     0

100 Wells Fargo Advantage Income Funds             Notes to Financial Statements

                                        Undistributed Net           Undistributed Net
FUND                                    Investment Income           Realized Gain/Loss             Paid-in Capital
----                                    -----------------           ------------------             ---------------
HIGH INCOME FUND                           $      1,886               $ 9,292,862                    $ (9,294,748)

SHORT-TERM BOND FUND                             68,995                   (68,995)                              0

SHORT-TERM HIGH YIELD BOND FUND                     515                   494,587                        (495,102)

ULTRA SHORT-TERM INCOME FUND                    585,548                17,055,424                     (17,640,972)

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2008.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2008, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: October 31, 2004; May 31, 2005; May 31, 2006; May 31, 2007; May 31, 2008)
are subject to examination by the Internal Revenue Service and state departments of revenue.

At May 31, 2008, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                     Capital Loss
FUND                                          Expiration Year       Carryforwards
----                                          ---------------       -------------
CORPORATE BOND FUND                                2010              $ 126,158,229
                                                   2015                  1,348,982

HIGH INCOME FUND                                   2009                 78,272,914
                                                   2010                279,017,279
                                                   2011                 28,016,734
                                                   2015                  7,646,178
                                                   2016                  1,213,991

SHORT-TERM BOND FUND                               2010                108,162,872
                                                   2011                  2,145,251
                                                   2012                    263,758
                                                   2013                    417,163
                                                   2014                    764,108
                                                   2015                  1,524,727

SHORT-TERM HIGH YIELD BOND FUND                    2009                  5,798,551
                                                   2010                 65,207,342
                                                   2015                     78,433
                                                   2016                  1,091,400

ULTRA SHORT-TERM INCOME FUND                       2009                 17,899,192
                                                   2010                171,970,363
                                                   2011                 21,629,987
                                                   2012                 11,899,310
                                                   2015                 25,832,681
                                                   2016                  2,101,868

Notes to Financial Statements             Wells Fargo Advantage Income Funds 101

At May 31, 2008, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                      Deferred Post-October
FUND                                                      Capital Loss
----                                                  ---------------------
CORPORATE BOND FUND                                       $   540,167

GOVERNMENT SECURITIES FUND                                    622,865

HIGH INCOME FUND                                            9,218,907

SHORT-TERM BOND FUND                                          157,184

SHORT-TERM HIGH YIELD BOND FUND                               361,998

ULTRA SHORT-TERM INCOME FUND                                2,865,983

FUTURES CONTRACTS

The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At May 31, 2008, the following Funds held futures contracts:

                                                                                                                   Net Unrealized
                                                                                                     National       Appreciation
FUND                             Contracts              Type                  Expiration Date         Amount       (Depreciation)
----                             ---------  ----------------------------      ---------------      ------------    --------------
CORPORATE BOND FUND               10 Short    Two-Year US Treasury Notes           June 2008       $  2,135,140    $       18,265
                                  121 Long   Five-Year US Treasury Notes      September 2008         13,447,264          (144,826)
                                 112 Short    Ten-Year US Treasury Notes           June 2008         12,964,633           201,883
                                    6 Long    Ten-Year US Treasury Notes      September 2008            672,900             1,537
                                  55 Short             US Treasury Bonds           June 2008          6,387,037            91,256

GOVERNMENT SECURITIES FUND        121 Long    Two-Year US Treasury Notes      September 2008         25,610,600          (124,975)
                                 162 Short   Five-Year US Treasury Notes           June 2008         18,133,616           187,054
                                 200 Short   Five-Year US Treasury Notes      September 2008         22,030,930            43,430
                                  195 Long    Ten-Year US Treasury Notes      September 2008         22,295,695          (376,476)

SHORT-TERM BOND FUND              183 Long    Two-Year US Treasury Notes      September 2008         38,687,293          (142,917)
                                  314 Long   Five-Year US Treasury Notes      September 2008         34,896,206          (375,831)

ULTRA SHORT-TERM INCOME FUND       50 Long    Two-Year US Treasury Notes      September 2008         10,536,799            (5,549)

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is

102 Wells Fargo Advantage Income Funds             Notes to Financial Statements

compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for the dollar roll transactions as purchases and sales.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans is generally invested on behalf of the Fund by the securities lending agent in high-quality short-term debt investments (including money market instruments) that have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund's investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 25% of the revenues earned on the securities lending activities (reduced from 30% effective September 1, 2007) and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. In connection with lending securities, a Fund may pay reasonable administrative and custodial fees. For a portion of the period, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan, the related collateral and the liability to return the collateral at May 31, 2008 are shown on the Statements of Assets and Liabilities.

SWAP CONTRACTS

The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate

Notes to Financial Statements             Wells Fargo Advantage Income Funds 103

payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values.

As of May 31, 2008, the following Fund had open swap contracts:

                                                                                                                            Net
                                                                      Notional   Interest Rate/ Interest Rate/ Maturity Unrealized
FUND                          Swap Counter Party                     Principal  Index Received   Index Paid      Date   Gain/(Loss)
----      ---------------------------------------------------------  ---------  --------------  -------------  -------- -----------
CORPORATE         Kroger Company - Merrill Lynch Corporation        $1,500,000       0.40%            NA        3/20/13   $(3,858)
BOND FUND     McDonalds Corporation - Merrill Lynch Corporation      1,500,000       0.40%            NA        3/20/13    (9,302)
          General Electric Capital Corporation - Boise Incorporated  3,000,000         NA           0.40%       3/20/13     4,627

TERM LOANS

The Funds may invest in term loans. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower. There could be potential loss to the Fund in the event of default by the borrower.

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles, or "SIVs". SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of May 31, 2008, the following Funds owned certain of these types of SIVs which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

                                                     Defaulted SIVs
FUND                                                ($Market Value)                       % of Net Assets
----                                                ---------------                       ---------------
CORPORATE BOND FUND                                  $    267,167                              0.11%

GOVERNMENT SECURITIES FUND                             22,942,303                              1.65%

HIGH INCOME FUND                                        1,901,446                              0.68%

SHORT-TERM BOND FUND                                      572,795                              0.16%

SHORT-TERM HIGH YIELD BOND FUND                           216,787                              0.25%

ULTRA SHORT-TERM INCOME FUND                              496,711                              0.07%

104 Wells Fargo Advantage Income Funds             Notes to Financial Statements

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser are entitled to be paid a monthly fee at the following annual rates:

                                                                  Advisory                                              Subadvisory
                                                                 Fees (% of                                             Fees (% of
                                         Average Daily         Average Daily                       Average Daily       Average Daily
FUND                                       Net Assets           Net Assets)      Subadviser         Net Assets          Net Assets)
----                                   ------------------      -------------   -------------     -------------------   -------------
CORPORATE BOND FUND (*)                First $500 million         0.450        Wells Capital     First $100 million        0.200
                                        Next $500 million         0.400         Management       Next $200 million         0.175
                                          Next $2 billion         0.350        Incorporated      Next $200 million         0.150
                                          Next $2 billion         0.325                          Over $500 million         0.100
                                           Over $5 billon         0.300

GOVERNMENT SECURITIES FUND (*)         First $500 million         0.450        Wells Capital     First $100 million        0.200
                                        Next $500 million         0.400         Management       Next $200 million         0.175
                                          Next $2 billion         0.350        Incorporated      Next $200 million         0.150
                                          Next $2 billion         0.325                          Over $500 million         0.100
                                           Over $5 billon         0.300

HIGH INCOME FUND (**)                  First $500 million         0.550        Wells Capital     First $100 million        0.350
                                        Next $500 million         0.500         Management       Next $200 million         0.300
                                          Next $2 billion         0.450        Incorporated      Next $200 million         0.250
                                          Next $2 billion         0.425                          Over $500 million         0.200
                                           Over $5 billon         0.400

SHORT-TERM BOND FUND (*)               First $500 million         0.450        Wells Capital     First $100 million        0.150
                                        Next $500 million         0.400         Management       Next $200 million         0.100
                                          Next $2 billion         0.350        Incorporated      Over $300 million         0.050
                                          Next $2 billion         0.325
                                           Over $5 billon         0.300

SHORT-TERM HIGH YIELD BOND FUND (**)   First $500 million         0.550        Wells Capital     First $100 million        0.350
                                        Next $500 million         0.500         Management       Next $200 million         0.300
                                          Next $2 billion         0.450        Incorporated      Next $200 million         0.250
                                          Next $2 billion         0.425                          Over $500 million         0.200
                                           Over $5 billon         0.400

ULTRA SHORT-TERM INCOME FUND (*)       First $500 million         0.450        Wells Capital     First $100 million        0.150
                                        Next $500 million         0.400         Management       Next $200 million         0.100
                                          Next $2 billion         0.350        Incorporated      Over $300 million         0.050
                                          Next $2 billion         0.325
                                          Over $5 billion         0.300

* Commencing on June 2, 2008, the following advisory fee schedule was charged to the Fund as a percentage of the Fund's daily net assets: 0.400% for the first $500 million; 0.375% for the next $500 million; 0.350% for next $2 billion; 0.325% for the next $2 billion; and 0.300% for assets over $5 billion.

** Commencing on June 2, 2008, the following advisory fee schedule was charged to the Fund as a percentage of the Fund's daily net assets: 0.500% for the first $500 million; 0.475% for the next $500 million; 0.450% for next $2 billion; 0.425% for the next $2 billion; and 0.400% for assets over $5 billion.

Notes to Financial Statements             Wells Fargo Advantage Income Funds 105

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                    Administration Fees
                             Average Daily              (% of Average
                              Net Assets             Daily Net Assets)
                            ----------------        -------------------
Fund level                  First $5 billion                 0.05
                            Next $5 billion                  0.04
                            Over $10 billion                 0.03

Class C (*)                 All asset levels                 0.28

Administrator Class         All asset levels                 0.10

Advisor Class (*)           All asset levels                 0.28

Institutional Class         All asset levels                 0.08

Investor Class (**)         All asset levels                 0.40

* Effective June 2, 2008, the class-level administration fee for each of Class C and Advisor Class was reduced by 0.10%, resulting in a class-level administration fee of 0.18% for each of these classes.

** Effective October 1, 2007, the class-level administration fee for Investor Class was reduced by 0.05%, as shown in the table. Prior to October 1, 2007, the class-level administration fee for Investor Class was 0.45%. Effective June 2, 2008, the class-level administration fee for Investor Class was further reduced by 0.17%.

The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                               Daily Net Assets
                                                               ----------------
All Income Funds                                                      0.02

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                  % of Average
SHARE CLASS                                                    Daily Net Assets
-----------                                                    ----------------
Class C, Administrator Class, Advisor Class and Investor Class        0.25

For the year ended May 31, 2008, shareholder servicing fees paid were as follows:

FUND                                     Class C        Administrator Class         Advisor Class       Investor Class
----                                     -------        -------------------         -------------       --------------
CORPORATE BOND FUND                          NA                  NA                  $  39,859           $    498,597

GOVERNMENT SECURITIES FUND               $4,414            $346,881                    160,600              1,985,390

HIGH INCOME FUND                             NA                 N/A                    246,706                493,615

SHORT-TERM BOND FUND                          4                 N/A                     22,587                706,626

SHORT-TERM HIGH YIELD BOND FUND               5                 N/A                     45,596                182,390

ULTRA SHORT-TERM INCOME FUND                 NA              45,792                    118,505              1,639,177


DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

For the year ended May 31, 2008, distribution fees paid are disclosed on the Statements of Operations.

106 Wells Fargo Advantage Income Funds             Notes to Financial Statements

OTHER FEES AND EXPENSES

PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed through September 30, 2009 to waive fees and/or reimburse expenses to the extent necessary to maintain certain net operating expense ratios for the Funds. These net operating expense ratios during the year ended May 31, 2008, were as follows:

                                                            Net Operating Expense Ratios
                                                          -------------------------------
FUND                                   Class C            Administrator        Advisor           Institutional    Investor
----                                   -------            -------------        -------           -------------    --------
CORPORATE BOND FUND                         NA                  NA              0.95%                0.61%           0.98%

GOVERNMENT SECURITIES FUND                1.70% (1)           0.70%             0.90%                0.48%           0.95%

HIGH INCOME FUND                            NA                  NA              0.86%(2)             0.50%(3)        0.86%(2)

SHORT-TERM BOND FUND                      1.55%                 NA              0.80%(4)             0.48%           0.85%(4)

SHORT-TERM HIGH YIELD BOND FUND           1.56%                 NA              0.86%(5)               NA            0.86%

ULTRA SHORT-TERM INCOME FUND                NA                0.55%(6)          0.70%(6)             0.35%           0.75%(6)

(1) Effective June 20, 2008, the net operating expense ratio for the Government Securities Fund Class C decreased from 1.70% to 1.65%.

(2) Effective October 1, 2008, the net operating expense ratio for the High Income Fund Advisor Class (renamed Class A) and Investor Class will increase 0.86% to 0.90% and 0.86% to 0.95%, respectively.

(3) Effective October 1, 2007, the net operating expense ratio for the High Income Fund Institutional Class increased from 0.43% to 0.50%. The weighted blended net operating expense ratio for the year ended May 31, 2008, for the High Income Fund Institutional Class is 0.48%.

(4) Effective October 1, 2007, the net operating expense ratio for the Short-Term Bond Fund Advisor and Investor Class decreased from 0.85% to 0.80% and 0.90% to 0.85%, respectively. The weighted blended net operating expense ratio for the year ended May 31, 2008, for the Short-Term Bond Fund Advisor and Investor Class is 0.81% and 0.87%.

(5) Effective June 20, 2008, the net operating expense ratio for the Short-Term High Yield Bond Fund Advisor Class (renamed Class A) decreased from 0.86% to 0.81%.

(6) Effective October 1, 2007, the net operating expense ratio for the Ultra Short-Term Income Fund Administrator, Advisor and Investor Class decreased from 0.60% to 0.55%, 0.80% to 0.70%, and 0.84% to 0.75%, respectively. The weighted blended net operating expense ratio for the year ended May 31, 2008, for the Ultra Short-Term Income Fund Administrator, Advisor and Investor Class is 0.57%, 0.73% and 0.78%.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended May 31, 2008, were as follows:

FUND                                                Purchases at Cost         Sales Proceeds
----                                                -----------------         --------------
CORPORATE BOND FUND                                   $ 362,146,542            $ 366,277,706

GOVERNMENT SECURITIES FUND                            4,216,030,733            3,751,361,154

HIGH INCOME FUND                                        149,401,066              192,195,266

SHORT-TERM BOND FUND                                    162,950,007              169,038,785

SHORT-TERM HIGH YIELD BOND FUND                          48,588,012               79,078,019

ULTRA SHORT-TERM INCOME FUND                            385,049,205              340,889,622

Notes to Financial Statements             Wells Fargo Advantage Income Funds 107

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended May 31, 2008, there were no borrowings by the Income Funds under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2008 and May 31, 2007 was as follows:

                                                                            Long-Term         Dividends Paid
                                                 Ordinary Income          Capital Gain         on Redemption        Total
FUND                                                  2008                    2008                 2008              2008
----                                             ---------------           ------------       ---------------   -------------
CORPORATE BOND FUND                               $ 12,102,611                  $0                   $0         $ 12,102,611

GOVERNMENT SECURITIES FUND                          62,932,980                   0                    0           62,932,980

HIGH INCOME FUND                                    21,301,151                   0                    0           21,301,151

SHORT-TERM BOND FUND                                18,077,026                   0                    0           18,077,026

SHORT-TERM HIGH YIELD BOND FUND                      5,218,131                   0                    0            5,218,131

ULTRA SHORT-TERM INCOME FUND                        38,899,180                   0                    0           38,899,180

                                                                            Long-Term         Dividends Paid
                                                 Ordinary Income          Capital Gain         on Redemption       Total
FUND                                                  2007                    2007                 2007            2007
----                                             ---------------           ------------       ---------------   -----------
CORPORATE BOND FUND                              $ 13,655,798                  $0                   $0         $ 13,655,798

GOVERNMENT SECURITIES FUND                         52,413,218                   0                    0           52,413,218

HIGH INCOME FUND                                   24,046,157                   0                    0           24,046,157

SHORT-TERM BOND FUND                               21,393,489                   0                    0           21,393,489

SHORT-TERM HIGH YIELD BOND FUND                     6,681,126                   0                    0            6,681,126

ULTRA SHORT-TERM INCOME FUND                       46,171,448                   0                    0           46,171,448

As of May 31, 2008, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of loses on wash sales and cost basis adjustments related to premium amortization (only to funds that have elected not to amortize premium for tax purposes).

                                                                             Unrealized
                                      Undistributed    Undistributed Long-   Appreciation   Capital Loss
FUND                                 Ordinary Income        Term Gain       (Depreciation)  Carryforward (*)          Total
----                                 ---------------   -------------------  --------------  ----------------      -------------
CORPORATE BOND FUND                   $      77,032           $0            $ (4,439,026)   $(128,047,378)       $(132,409,372)

GOVERNMENT SECURITIES FUND                5,786,916            0             (24,609,813)        (622,865)         (19,445,762)

HIGH INCOME FUND                            647,914            0              (8,146,047)    (403,386,003)        (410,884,136)

SHORT-TERM BOND FUND                        169,804            0             (13,831,844)    (113,435,063)        (127,097,103)

SHORT-TERM HIGH YIELD BOND FUND              47,912            0              (1,573,226)     (72,537,724)         (74,063,038)

ULTRA SHORT-TERM INCOME FUND                189,450            0             (37,376,463)    (254,199,384)        (291,386,397)

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

108  Wells Fargo Advantage Income Funds            Notes to Financial Statements

7. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor Strong Fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In May 2008, the FASB issued Statement of Financial Accounting Standards 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133." FAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. As of May 31, 2008, Management is continuing to evaluate the impact, if any, that adoption of FAS 161 may have on the financial statements.

Notes to Financial Statements             Wells Fargo Advantage Income Funds 109

9. SUBSEQUENT EVENT

As of the open of business on July 21, 2008, each "Acquiring Fund" identified below acquired all of the assets and assumed all of the liabilities of its corresponding "Target Fund" (each an "Acquisition", and collectively the "Acquisitions"), as shown in the table below.

Target Fund                                                Acquiring Fund
-----------                                         ----------------------------
CORPORATE BOND FUND                                      Income Plus Fund

HIGH YIELD BOND FUND                                    High Income Fund

INTERMEDIATE GOVERNMENT INCOME FUND                  Government Securities Fund

ULTRA-SHORT DURATION BOND                           Ultra Short-Term Income Fund

The Acquisitions of the Corporate Bond, the High Yield Bond and the Intermediate Government Income Funds were completed pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Trust on November 7, 2007 and by the shareholders of each Target Fund on June 30, 2008. The Acquisition of the Ultra-Short Duration Bond Fund was approved by the Board on November 7, 2007. Shareholder approval of the Acquisition of the Ultra-Short Duration Bond Fund was not required under applicable SEC rules and was not sought.

The Acquisitions were accomplished through the following steps. In a tax-free exchange, each Target Fund transferred all of its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the value of the Target Fund shares at the close of business on July 18, 2008. Each Target Fund then liquidated by distributing the corresponding Acquiring Fund shares pro rata to the Target Fund shareholders, so that Target Fund shareholders received shares of a specified class of the corresponding Acquiring Fund with a total value equal to the value of their Target Fund shares. In connection with the Acquisitions, each Target Fund will be dissolved and terminated as a series of the Trust.

In addition, effective at the close of business on June 20, 2008, the Advisor Class was renamed Class A shares and was modified to assume the features and attributes associated with Class A shares, including their exchange privileges, except that Advisor Class shares of the Corporate Bond Fund did not undergo these modifications. Similarly, effective at the close of business on June 20, 2008, Class Z shares were renamed Investor Class shares and were modified to assume the features and attributes associated with Investor Class shares, including their exchange privileges, except that Class Z shares of the Ultra-Short Duration Bond Fund did not undergo these modifications.

110 Wells Fargo Advantage Income Funds          Report of Independent Registered
                                                         Public  Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund, (collectively the "Funds"), six of the Funds constituting the Wells Fargo Funds Trust, as of May 31, 2008, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the years or periods ended October 31, 2004 and prior, were audited by other auditors whose report dated December 6, 2004 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2008, the results of their operations, changes in their net assets and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

                                                               [KPMG LLP]

Philadelphia, Pennsylvania
July 25, 2008

Other Information (Unaudited)             Wells Fargo Advantage Income Funds 111


PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS or by visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION

                                                       Interest-Related
FUND                                                       Dividends
----                                                   ----------------
CORPORATE BOND FUND                                     $  9,839,471

GOVERNMENT SECURITIES FUND                                59,401,145

HIGH INCOME FUND                                          20,167,596

SHORT-TERM BOND FUND                                      16,424,544

SHORT-TERM HIGH YIELD BOND FUND                            3,867,039

ULTRA SHORT-TERM INCOME FUND                              36,453,172

112 Wells Fargo Advantage Income Funds             Other Information (Unaudited)


PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 148 funds comprising the Trust at May 31, 2008, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                    Position Held and                                                                                      Other
Name and Age       Length of Service (2)                    Principal Occupations During Past Five Years               Directorships
------------       ---------------------       --------------------------------------------------------------------    -------------
Thomas S. Goho     Trustee, since 1987         Co-Director for the Calloway School of Stephens University of Wake          None
65                                             Forest University. Prior thereto, the Thomas Goho Chair of Finance of Wake Forest University, Calloway School of Business and Accountancy,
                                               from 2006-2007 and Associate Professor of Finance from 1999-2005.

Peter G. Gordon    Trustee, since 1998;        Chairman, CEO and Co-Founder of Crystal Geyser Water Company                None
65                 Chairman, since 2005        and President of Crystal Geyser Roxane Water Company.
                   (Lead Trustee since 2001)

Olivia S. Mitchell Trustee, since 2006         Professor of Insurance and Risk Management, Wharton School,                 None
55                                             University of Pennsylvania. Director of the Boettner Center on
                                               Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research associate, National
                                               Bureau of Economic Research.

Timothy J. Penny   Trustee, since 1996         President and CEO of Southern Minnesota Initiative Foundation,              None
56                                             a non-profit organization since 2007 and Senior Fellow at the Humphrey
                                               Institute Policy Forum at the University of Minnesota since 1995

Donald C. Willeke  Trustee, since 1996         Principal of the law firm of Willeke & Daniels.                             None
67

INTERESTED TRUSTEE(3)

                      Position Held and                                                                                    Other
Name and Age        Length of Service (2)                 Principal Occupations During Past Five Years                 Directorships
------------        ---------------------      ------------------------------------------------------------------      -------------
J. Tucker Morse     Trustee, since 1987        Private Investor/Real Estate Developer. Prior thereto, Chairman of           None
63                                             Whitepoint Capital, LLC until 2004.

Other Information (Unaudited)             Wells Fargo Advantage Income Funds 113

OFFICERS

                         Position Held and                                                                                Other
Name and Age            Length of Service (2)                  Principal Occupations During Past Five Years            Directorships
------------         ------------------------    --------------------------------------------------------------------  -------------
Karla M. Rabusch     President, since 2003       Executive Vice President of Wells Fargo Bank, N.A. and President of      None
49                                               Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management,
                                                 LLC from 2001 to 2003.

C. David Messman     Secretary, since 2000;      Senior Vice President and Secretary of Wells Fargo Funds Management,     None
47                   Chief Legal Counsel,        LLC since 2001. Vice President and Managing Senior Counsel of
                     since 2003                  Wells Fargo Bank, N.A. since 1996.

Stephen W. Leonhardt Treasurer, since 2007       Vice President and Manager of Fund Accounting, Reporting and Tax for     None
48                                               Wells Fargo Funds Management, LLC since 2007. Director of Fund
                                                 Administration and SEC Reporting for TIAA-CREF from 2005 to 2007.
                                                 Chief Operating Officer for UMB Fund Services, Inc. from 2004 to 2005.
                                                 Controller for Sungard Transaction Networks from 2002 to 2004.

Debra Ann Early      Chief Compliance Officer,   Chief Compliance Officer of Wells Fargo Funds Management, LLC            None
43                   since 2007                  since 2007. Chief Compliance Officer of Parnassus Investments from
                                                 2005 to 2007. Chief Financial Officer of Parnassus Investments from
                                                 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP
                                                 from 1998 to 2004.

----------
(1) The Statement of Additional Information includes additional information about the Funds'Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

(2) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3) As of May 31, 2008, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

114 Wells Fargo Advantage Income Funds             Other Information (Unaudited)


BOARD CONSIDERATION OF AND CONTINUATION OF
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

CORPORATE BOND FUND, GOVERNMENT SECURITIES FUND, HIGH INCOME FUND,

SHORT-TERM BOND FUND, SHORT-TERM HIGH YIELD BOND FUND AND ULTRA SHORT-TERM INCOME FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements." More specifically, at a meeting held on March 28, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 28, 2008, meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met regularly throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management, and the appointment of a new Chief Compliance Officer for the Funds. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2007. The Board also considered these results in comparison to the median performance of a universe of relevant funds that was determined by Lipper Inc. ("Lipper") to be similar to the Funds (the "Universe"), as well as to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Universe.

Other Information (Unaudited)             Wells Fargo Advantage Income Funds 115



The Board noted that the performance of each Fund, except for the Short-Term High Yield Bond Fund, was better than, equal to, or not appreciably below, the median performance of each Fund's Universe for all time periods. The Board noted that the performance of the Short-Term High Yield Bond Fund was lower than the median performance of its Universe for certain time periods and required further review. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Short-Term High Yield Bond Fund. The Board requested continued reports on the performance of the Short-Term High Yield Bond Fund.

The Board received and considered information regarding the Funds' contractual advisory fees, and net operating expense ratio and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the respective median fees of narrower groups of funds that were determined by Lipper to be the most similar to the Funds (the "Peer Group") and to other comparative data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Peer Group.

The Board noted that the net operating expense ratios for each Fund were lower than, equal to, or not appreciably higher than, each Fund's Peer Group's median net operating expense ratio. The Board also noted that at its regular meeting in November 2007, it had approved the reorganization of the Corporate Bond Fund into another fund of the Trust (the "Acquiring Fund"), pending shareholder approval, and that if the reorganization were approved by shareholders of the Fund and consummated, such shareholders would receive shares of the Acquiring Fund, the net operating expense ratios of which would be lower for most share classes than the net operating expense ratios for the corresponding share classes of the Fund. The Board then noted that, at the same meeting, it had approved the reorganization of a fund of the Trust (the "Acquired Fund") into the High Income Fund, pending shareholder approval, and that if the reorganization were approved by shareholders of the Acquired Fund and consummated, the net operating expense ratio for a share class of the Fund involved in the reorganization would increase from 0.86% to 0.90% effective October 1, 2008. The Board also considered and approved Funds Management's recommendation to increase the net operating expense ratio for a share class of the High Income Fund unrelated to the reorganization in coming to its conclusion.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for each Fund were lower than, equal to, or not appreciably higher than, the median rates of each Fund's respective Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided. The Board considered and approved Funds Management's recommendation to reduce the Advisory Agreement Rates for each of the Funds in coming to its conclusion. The Board also considered and approved Funds Management's recommendation to reduce administration fees for certain share classes of the Funds in coming to its conclusion.,

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY

The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses of

116 Wells Fargo Advantage Income Funds          Other Information (Unaudited)



providing services to the Funds. The Board also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2008 board meeting. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable. The Board did not consider separate profitability information with respect to Wells Capital Management, as its profitability from its relationships with the Funds was not a material factor in determining whether to renew the agreement.

ECONOMIES OF SCALE

The Board received and considered general information regarding whether there have been economies of scales with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the February 2008 board meeting. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations                     Wells Fargo Advantage Income Funds 117


The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG      -- Association of Bay Area Governments
ADR       -- American Depositary Receipt
AMBAC     -- American Municipal Bond Assurance Corporation
AMT       -- Alternative Minimum Tax
ARM       -- Adjustable Rate Mortgages
BART      -- Bay Area Rapid Transit
CDA       -- Community Development Authority
CDO       -- Collateralized Debt Obligation
CDSC      -- Contingent Deferred Sales Charge
CGIC      -- Capital Guaranty Insurance Company
CGY       -- Capital Guaranty Corporation
COP       -- Certificate of Participation
CP        -- Commercial Paper
CTF       -- Common Trust Fund
DW&P      -- Department of Water & Power
DWR       -- Department of Water Resources
ECFA      -- Educational & Cultural Facilities Authority
EDFA      -- Economic Development Finance Authority
ETET      -- Eagle Tax-Exempt Trust
FFCB      -- Federal Farm Credit Bank
FGIC      -- Financial Guaranty Insurance Corporation
FHA       -- Federal Housing Authority
FHAG      -- Federal Housing Agency
FHLB      -- Federal Home Loan Bank
FHLMC     -- Federal Home Loan Mortgage Corporation
FNMA      -- Federal National Mortgage Association
GDR       -- Global Depositary Receipt
GNMA      -- Government National Mortgage Association
GO        -- General Obligation
HCFR      -- Healthcare Facilities Revenue
HEFA      -- Health & Educational Facilities Authority
HEFAR     -- Higher Education Facilities Authority Revenue
HFA       -- Housing Finance Authority
HFFA      -- Health Facilities Financing Authority
IDA       -- Industrial Development Authority
IDAG      -- Industrial Development Agency
IDR       -- Industrial Development Revenue
LIBOR     -- London Interbank Offered Rate
LLC       -- Limited Liability Corporation
LOC       -- Letter of Credit
LP        -- Limited Partnership
MBIA      -- Municipal Bond Insurance Association
MFHR      -- Multi-Family Housing Revenue
MTN       -- Medium Term Note
MUD       -- Municipal Utility District
PCFA      -- Pollution Control Finance Authority
PCR       -- Pollution Control Revenue
PFA       -- Public Finance Authority
PFFA      -- Public Facilities Financing Authority
plc       -- Public Limited Company
PSFG      -- Public School Fund Guaranty
R&D       -- Research & Development
RDA       -- Redevelopment Authority
RDFA      -- Redevelopment Finance Authority
REITS     -- Real Estate Investment Trusts
SFHR      -- Single Family Housing Revenue
SFMR      -- Single Family Mortgage Revenue
SLMA      -- Student Loan Marketing Association
TBA       -- To Be Announced
TRAN      -- Tax Revenue Anticipation Notes
USD       -- Unified School District
XLCA      -- XL Capital Assurance

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

[WELLS FARGO LOGO]   [ADVANTAGE FUNDS LOGO]

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of WELLS FARGO ADVANTAGE FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds' Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRAI/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED. NO BANK GURANTEE. MAY LOSE VALUE

(C) 2008 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds              110556 07-08
                                                                                                               AINL/AR104 5-08

ITEM 2. CODE OF ETHICS

As of the end of the period, May 31, 2008, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2007 and May 31, 2008 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     For the fiscal years ended May 31, 2007 and May 31, 2008, the Audit Fees were $ 1,826,800 and $1,926,450, respectively.

(b)

AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended May 31, 2007 and May 31, 2008 for assurance and related services by the principal accountant for the Registrant.

(c)

TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2007 and May 31, 2008 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

     For the fiscal years ended May 31, 2007 and May 31, 2008, the Tax Fees were $ 110,800 and $118,080 respectively. The incurred Tax Fees are comprised of excise tax review services.

     For the fiscal years ended May 31, 2007 and May 31, 2008, the Tax Fees were $ 178,005 and $196,440 respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

ALL OTHER FEES - There were no other fees incurred for the fiscal years ended May 31, 2007 and May 31, 2008.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Provided below are the aggregate non-audit fees billed for the fiscal years ended May 31, 2007 and May 31, 2008, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

     For the fiscal years ended May 31, 2007 and May 31, 2008, the Registrant incurred non-audit fees in the amount of $170,000 and $120,000, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

     For the fiscal years ended May 31, 2007 and May 31, 2008, the Registrant's investment adviser incurred non-audit fees in the amount of $ 44,000 and $45,000, respectively. The non-audit fees for the year-ended May 31, 2008 relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

     For the fiscal year ended May 31, 2008, the Registrant incurred non-audit fees in the amount of $90,000 relating to Funds Merger.

(h)

The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECUIRTY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Wells Fargo Funds Trust


                                        By: /s/ Karla M. Rabusch
                                            Karla M. Rabusch
                                            President

                                        Date: July 23, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.


                                        By: /s/ Karla M. Rabusch
                                            Karla M. Rabusch
                                            President

                                        Date: July 23, 2008


                                        By: /s/ Stephen W. Leonhardt
                                            Stephen W. Leonhardt
                                            Treasurer

                                        Date: July 23, 2008

                                                                 Exhibit 99.CERT

                                  CERTIFICATION

I, Karla M. Rabusch, certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Advantage Corporate Bond Fund, Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage High Income Fund, Wells Fargo Short-Term Bond Fund, Wells Fargo Advantage Short-Term High Yield Bond Fund, Wells Fargo Advantage Ultra Short-Term Income Fund, Wells Fargo Advantage Diversified Bond Fund, Wells Fargo Advantage High Yield Bond Fund, Wells Fargo Advantage Income Plus Fund, Wells Fargo Advantage Inflation-Protected Bond Fund, Wells Fargo Advantage Intermediate Government Income Fund, Wells Fargo Advantage Short Duration Government Bond Fund, Wells Fargo Advantage Stable Income Fund, Wells Fargo Advantage Total Return Bond Fund, Wells Fargo Advantage Strategic Income Fund, Wells Fargo Advantage Ultra-Short Duration Bond Fund, Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

     a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

     d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: July 23, 2008


/s/ Karla M. Rabusch
-------------------------------------
Karla M. Rabusch
President
Wells Fargo Funds Trust

                                                                 Exhibit 99.CERT

                                  CERTIFICATION

I, Stephen W. Leonhardt certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Advantage Corporate Bond Fund, Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage High Income Fund, Wells Fargo Short-Term Bond Fund, Wells Fargo Advantage Short-Term High Yield Bond Fund, Wells Fargo Advantage Ultra Short-Term Income Fund, Wells Fargo Advantage Diversified Bond Fund, Wells Fargo Advantage High Yield Bond Fund, Wells Fargo Advantage Income Plus Fund, Wells Fargo Advantage Inflation-Protected Bond Fund, Wells Fargo Advantage Intermediate Government Income Fund, Wells Fargo Advantage Short Duration Government Bond Fund, Wells Fargo Advantage Stable Income Fund, Wells Fargo Advantage Total Return Bond Fund, Wells Fargo Advantage Strategic Income Fund, Wells Fargo Advantage Ultra-Short Duration Bond Fund, Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

     a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

     d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: July 23, 2008


/s/ Stephen W. Leonhardt
-------------------------------------
Stephen W. Leonhardt
Treasurer
Wells Fargo Funds Trust

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                            SECTION 906 CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended May 31, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: July 23, 2008


                                        By: /s/ Karla M. Rabusch
                                            Karla M. Rabusch
                                            President
                                            Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

                            SECTION 906 CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSR for the period ended May 31, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: July 23, 2008


                                        By: /s/ Stephen W. Leonhardt
                                            Stephen W. Leonhardt
                                            Treasurer
                                            Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

                             WELLS FARGO FUNDS TRUST
                            WELLS FARGO MASTER TRUST
                           WELLS FARGO VARIABLE TRUST

JOINT CODE OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND SENIOR FINANCIAL
OFFICERS

I.       COVERED OFFICERS / PURPOSE OF THE CODE

         This Code of Ethics ("Code") of Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (collectively, the "Trusts" and each, "a Trust") applies to each Trust's Principal Executive Officer, Principal Financial Officer and any other Trust officer's listed on Exhibit A (the "Covered Officers") for the purpose of promoting:

    o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

    o full, fair, accurate, timely and understandable financial disclosure in reports and documents that a Trust files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Trust;

    o compliance with applicable laws and governmental rules and regulations;

    o the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

    o accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. COVERED OFFICERS SHOULD HANDLE ETHICALLY BOTH ACTUAL AND APPARENT CONFLICTS OF INTEREST

         OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his or her service to, a Trust. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Trust. Certain conflicts of interest arise out of the relationships between Covered Officers and the Trust and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Trust because of their status as "affiliated persons" of the Trust. The compliance programs and procedures of the Trust and Wells Fargo Funds Management, LLC (the

"Adviser") are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Trust and the Adviser, of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Trust or for the Adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Trust. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Trust and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Trust. Each Covered Officer recognizes that, as an officer of a Trust, he or she has a duty to act in the best interests of the Trust and its shareholders. If a Covered Officer believes that his or her responsibilities as an officer or employee of the Adviser are likely to materially compromise his or her objectivity or his or her ability to perform the duties of his or her role as an officer of the Trust, he or she should consult with the Chief Legal Officer. Under appropriate circumstances, a Covered Officer should also consider whether to present the matter to the Board. In addition, it is recognized by the Trust's Board of Trustees ("Board") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

         Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Trust.

                                     * * * *

         Each Covered Officer must:

    o not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Trust whereby the Covered Officer would benefit personally to the detriment of the Trust;

    o not cause the Trust to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of a Trust;

    o not use material non-public knowledge of portfolio transactions made or contemplated for the Trust to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

    o not retaliate against any other Covered Officer or any employee of a Trust or its affiliated persons for reports of potential violations that are made in good


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         faith; and

    o not engage in personal, business or professional relationships or dealings that would impair his or her independence of judgment or adversely affect the performance of his or her duties in the best interests of the Trust and their shareholders.

         There are some conflict of interest situations that should always be approved in advance by the Chief Legal Officer of the Trust (the "Chief Legal Officer") if material. Examples of these include:

    o service as a director on the board of any public or private for-profit company (provided, however, that a Covered Officer who is employed by another company (e.g., Wells Fargo) may serve as a director of such company or any entity, controlling, controlled by, or under common control with, such company);

    o acquiring a financial interest in any company that provides services to the Trust (provided, however, that a Covered Officer who is employed by another company (e.g., Wells Fargo) may have an ownership interest in his or her employer or the employer's parent company);

    o the receipt of any entertainment or gifts from any person or company with which the Trust has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

    o any consulting or employment relationship with any of the Trust's service providers, other than with the primary employer of the Covered Officer; and

    o a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Trust for effecting portfolio transactions or for selling or redeeming shares, other than an interest arising from the Covered Officer's primary employment, such as compensation or equity ownership.

III.     DISCLOSURE AND COMPLIANCE

         Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Trust.

         Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Trust to others, whether within or outside the Trust, including to the Board and the Trust's auditors, and to governmental regulators and self-regulatory organizations.

         Each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Trust and the Adviser with the goal of promoting full, fair, accurate, timely and understandable


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

disclosure in the reports and documents the Trust files with, or submits to, the SEC and in other public communications made by the Trust.

         It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

         Each Covered Officer should, consistent with his or her responsibilities, exercise appropriate supervision over and assist relevant Trust service providers in developing financial information and other disclosure that complies with relevant law and presents information in a clear, comprehensible and complete manner.

         Each Covered Officer is responsible for the accuracy of the records and reports that he or she is responsible for maintaining. The books and records of the Trust shall meet the highest standards and accurately reflect the true nature of the transactions they record. The Covered Officers must not create false or misleading documents or accounting, financial or electronic records for any purpose, and must not direct any other person to do so. If a Covered Officer becomes aware that information filed with the SEC or made available to the public contains any false or misleading information or omits to disclose necessary information, he shall promptly report it to Chief Legal Officer for a determination as to what, if any, corrective action is necessary or appropriate.

         No undisclosed or unrecorded account or fund shall be established for any purpose. No false or misleading entries shall be made in a Trust's books or records for any reason. No disbursement of a Trust's assets shall be made without adequate supporting documentation or for any purpose other than as described in the Trust's documents or contracts.

         A Trust will maintain and preserve for a period of not less than six
(6) years from the date such action is taken, the first two (2) years in an easily accessible place, a copy of the information or materials supplied to the
Board: (i) that provided the basis for any amendment or waiver to this Code, and
(ii) relating to any violation of the Code and sanctions imposed for such violation, together with a written record of the approval or action taken by the Board.

IV.      REPORTING AND ACCOUNTABILITY

         Each Covered Officer must:

    o upon adoption of the Code (or thereafter upon becoming a Covered Officer), affirm in writing (in the form attached to this Code) to the Board that he or she has received, read, and understands the Code;

    o annually thereafter affirm in writing (in the form attached to this Code) to the Board that he or she has complied with the requirements of the Code; and


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


    o notify the Chief Legal Officer of the Trust promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code.

         The Chief Legal Officer is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. While the Chief Legal Officer in authorized to interpret this Code, an approval of a situation that is expressly prohibited by this Code is deemed to be a "waiver" and can be approved only by the Board.

         The Trust will follow these procedures in investigating and enforcing this Code:

    o the Chief Legal Officer will take all appropriate action to investigate any potential violations reported to him or her;

    o if, after such investigation, the Chief Legal Officer believes that no violation has occurred, the Chief Legal Officer is not required to take any further action;

    o any matter that the Chief Legal Officer believes is a violation will be reported to the Board;

    o if the Board concurs that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser; or a recommendation to dismiss the Covered Officer;

    o the Board will be responsible for granting waivers, as appropriate (a "waiver" is the approval of a situation that is expressly prohibited by this Code); and

    o any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Trusts for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Trusts or the Adviser govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The codes of ethics adopted by the Trusts and the Adviser under Rule 17j-1 under the Investment Company Act are separate requirements applying to the Covered Officers and others, and are not part of this Code.


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


VI.      AMENDMENTS

         Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent Trustees.

VII.     CONFIDENTIALITY

         All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except upon request of the SEC or another regulatory agency, or as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than Board and its counsel.

VIII.    INTERNAL USE

         The Code is intended solely for the internal use by each Trust and does not constitute an admission, by or on behalf of any Trust, as to any fact, circumstance, or legal conclusion.



Adopted: August 5, 2003


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





                                    EXHIBIT A


                           PERSONS COVERED BY THE CODE



Karla Rabusch, President of each Trust

Stephen Leonhardt, Treasurer of each Trust







Exhibit A amended:  May 9, 2007



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


                                    EXHIBIT B

                            COMPLIANCE CERTIFICATIONS





                              INITIAL CERTIFICATION



I CERTIFY THAT I:        (I)     HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE
                                 OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND
                                 SENIOR FINANCIAL OFFICERS (the "Code");
                         (II)    UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                 CODE;
                         (III)   RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES; (IV) UNDERSTAND THE PENALTIES
                                 FOR NON-COMPLIANCE;
                         (V)     WILLFULLY COMPLY WITH THE CODE AND ANY RELATED
                                 PROCEDURES; (VI) ACKNOWLEDGE MY RESPONSIBILITY
                                 TO REPORT ANY VIOLATION OF THE CODE TO LEGAL
                                 COUNSEL;
                         (VII)   UNDERSTAND THAT THE TRUSTS HAVE THE RIGHT TO
                                 AMEND, INTERPRET, MODIFY OR WITHDRAW ANY OF THE
                                 PROVISIONS OF THE CODE AT ANY TIME IN THEIR
                                 SOLE DISCRETION, WITH OR WITHOUT NOTICE; AND
                         (VIII)  HAVE FULLY AND ACCURATELY COMPLETED THIS
                                 CERTIFICATE.


Signature:
                        --------------------------------------------------------
(Please print)
Name:
                        --------------------------------------------------------
Date Submitted:
                        --------------------------------------------------------
Date Due:
                        --------------------------------------------------------



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



                              ANNUAL CERTIFICATION



I CERTIFY THAT I:        (I)     HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE
                                 OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND
                                 SENIOR FINANCIAL OFFICERS (the "Code");
                         (II)    UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                 CODE;
                         (III)   RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES; (IV) UNDERSTAND THE PENALTIES
                                 FOR NON-COMPLIANCE; (V) HAVE FULLY COMPLIED
                                 WITH THE CODE AND ANY RELATED PROCEDURES;
                         (VI)    HAVE FULLY DISCLOSED ANY EXCEPTIONS TO MY
                                 COMPLIANCE WITH THE CODE;
                         (VII)   WILLFULLY COMPLY WITH THE CODE OF ETHICS;
                         (VIII)  ACKNOWLEDGE MY RESPONSIBILITY TO REPORT ANY
                                 VIOLATION OF THE CODE TO LEGAL COUNSEL;
                         (IX)    UNDERSTAND THAT THE TRUSTS HAVE THE RIGHT TO
                                 AMEND, INTERPRET, MODIFY OR WITHDRAW ANY OF THE
                                 PROVISIONS OF THE CODE AT ANY TIME IN THEIR
                                 SOLE DISCRETION, WITH OR WITHOUT NOTICE; AND
                         (X)     HAVE FULLY AND ACCURATELY COMPLETED THIS
                                 CERTIFICATE



EXCEPTION(S):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Signature:
                        --------------------------------------------------------
(Please print)
Name:
                        --------------------------------------------------------
Date Submitted:
                        --------------------------------------------------------
Date Due:
                        --------------------------------------------------------



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